UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant:	Vanguard Scottsdale Funds
Address of Registrant:	P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2019—August 31, 2020

Item 1:   Reports to Shareholders

Annual Report | August 31, 2020 Vanguard Explorer Value™ Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Liquidity Risk Management	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

●     Vanguard Explorer Value Fund returned –8.12% for the 12 months ended August 31, 2020. The fund’s result lagged the –4.96% return of its benchmark, the Russell 2500 Value Index.

●     A number of stock market indexes around the world climbed to record highs in February and then plummeted as the spread of the coronavirus beyond China led to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. However, the unprecedented scale of the response from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.

●     While the U.S. stock market as a whole posted a strong result, small-capitalization stocks underperformed their mid- and large-cap counterparts for the 12 months, and value stocks lagged growth stocks.

●     The fund lagged its benchmark in a majority of industry sectors, including financials, consumer discretionary, and consumer staples. Its holdings in information technology and real estate, however, helped the fund’s relative performance.

Market Barometer

	Average Annual Total Returns Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

Advisors’ Report

For the fiscal year ended August 31, 2020, Vanguard Explorer Value Fund returned –8.12%, underperforming the –4.96% return of its benchmark, the Russell 2500 Value Index. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by Russell classifications rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 18, 2020.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed

Investment Advisor	%	$ Million	Investment Strategy

Frontier Capital Management Co., LLC	49	274	The advisor selects stocks by identifying companies it believes are underpriced relative to their long-term value. These companies are generally inexpensive and have low price-to-book and price-to-earnings ratios.

Cardinal Capital Management, L.L.C.	48	270	The advisor seeks stocks that are able to generate excess cash flow and reinvest the cash to increase shareholder value.

Cash Investments	3	19	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Frontier Capital Management Co., LLC

Portfolio Managers:

William A. Teichner, CFA,

Managing Partner

Rushan Jiang, CFA,

Vice President

Stock selection was a drag on the Frontier portion of the fund during the fiscal year, while sector allocation was modestly positive. Relative returns were weighed down primarily by holdings in financial services, materials and processing, and consumer discretionary.

The portfolio’s ten best-contributing stocks added, on average, approximately 100 basis points each to absolute performance (a basis point is one-hundredth of a percentage point). These stocks were spread over five sectors and encompassed five technology companies, two health care firms, and one position each from materials and processing, producer durables, and consumer discretionary. The technology holdings comprised three companies in the semiconductor industry, a distributor of information technology products, and a contract manufacturer. The health care holdings were a manufacturer of disposable medical devices and a maker of pain management products.

The top contributor was BMC Stock Holdings, a distributor of lumber and complementary products to home builders. The stock added approximately 110 basis points to performance as BMC exceeded revenue and earnings expectations. The company executed well on its strategy of growing high-value-added products such as millwork and windows, increasing repair and remodel sales, generating cash flows, and acquiring smaller companies. In late August, the company entered into a definitive agreement to merge with another distributor, Builders FirstSource, in an all-stock transaction. The merger should accelerate growth and deliver $140 million in cost synergies by the third year postmerger. We continue to find the stock attractive.

The portfolio’s ten largest detractors trimmed, on average, approximately 130 basis points each from performance. These stocks were spread over three sectors and encompassed seven financial services firms, two utilities, and one producer durables company. The financial services firms were four banks, two real estate investment trusts (REITs) that own outdoor shopping centers, and one property and casualty insurer. Banks’ earnings were hurt by lower interest rates as their loans typically reprice faster than deposits, and by higher credit costs as a result of the pandemic. The banks we currently own

3

are well-capitalized and many have company-specific drivers of earnings, such as non-interest-rate-related fee income. The REITs underperformed because of a slowdown in retail establishments following the lockdowns in many parts of the country. Our REITs have strong liquidity positions and reported improving rent collections recently as stores reopened.

The largest detractor was Texas Capital Bancshares, a Dallas-based commercial bank. The stock deducted approximately 160 basis points from performance as banks in general declined. We sold the stock when the company announced its CEO’s resignation and the termination of a merger with Independent Bank Group. The merger would have helped diversify Texas Capital’s loan portfolio and reduce an elevated percentage of energy loans. Although regulators consider the bank well-capitalized, its capital ratios are below average, reducing the company’s financial flexibility and increasing the possibility it would need to raise capital in a prolonged downturn.

During the fiscal year, we bought 22 new stocks and exited 16 holdings. Both the purchases and the sales were spread across seven sectors: financial services, producer durables, consumer discretionary, materials and processing, technology, health care, and energy. As is usual for the portfolio, the changes were made for company-specific reasons rather than sector positioning.

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III, Managing Partner

Robert B. Kirkpatrick, CFA,

Managing Partner

Rachel D. Matthews, Partner

Robert Fields, Partner

During the 12 months ended August 31, 2020, investors reduced their exposure to risk assets because the U.S. economy fell into a severe recession when businesses deemed nonessential were closed to reduce the impact of the COVID-19 pandemic on public health. The pandemic, unprecedented in modern times, has led to nearly 1 million deaths globally as of this writing. In response to the economic downturn, investors rotated into large-capitalization stocks, particularly technology, and shunned value stocks, particularly small-caps. Our portfolio benefited from being higher growth and quality than its benchmark, but its lower beta and greater exposure to companies using financial leverage detracted.

Investments in the industrial, consumer discretionary, and consumer staples sectors were the primary relative detractors. In industrials, the share price of KAR Auction Services declined after the wholesale car auction company lowered its earnings outlook on investments behind its dealer-to-

4

dealer business. The stock price fell further when physical auctions were closed temporarily because of the pandemic. However, the business has snapped back with strong used-car sales, and management accelerated its move to an entirely internet-based business model.

In consumer discretionary, the share price of theme-park operator Six Flags declined amid disappointing financial guidance and subsequent worries that, because of COVID-19, the company’s parks would see far fewer guests after reopening. In consumer staples, the share price of baked-goods provider Hostess Brands declined because of the lack of a near-term sale of the company and the withdrawal of guidance despite solid operating results. The primary contributors to relative performance were investments in materials and real estate.

Our outlook for the U.S. economy and equity market is cautious considering the pandemic and its impact on the economy. Although the equity market has tried to discount the impact, uncertainty persists. The U.S. has not experienced such a deadly virus, nor such a rapid and forced temporary shutdown of the economy. Nonetheless, as businesses have reopened, optimism has replaced fear and investors’ risk appetites have increased, even as unemployment reached levels not seen since the Great Depression. Normal economic activity is still unlikely until there is a safe and effective vaccine. Although the government and the Federal Reserve are committed to cushioning the economic impact, there are limits and consequences to their actions.

Thoughtful policies and medical advances against COVID-19 will help restore confidence and improve economic activity. The longer the virus persists, however, the more likely an economic recovery will be extended. For long-term investors, short-term economic disruptions have created attractive buying opportunities. Yet with heightened uncertainty, our managers continue to prefer investments whose success depends primarily on company-specific drivers rather than economic growth.

Despite the market’s post-March recovery, dispersion of stock returns was enormous as investors analyzed changing corporate fundamentals and possible postpandemic environments. Our managers reduced several positions that had erased most or all of their COVID-19-related declines and positions where they felt that the market consensus was overly optimistic. They added to investments where expectations were low but long-term fundamentals were sound. Overall, only modest changes were made to holdings, as the team believes the market is overly concerned with short-term fundamentals. The team continues to search for high-quality companies with good visibility whose shares have fallen because of short-term issues such as COVID-19.

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return	$1,000.00	$959.19	$3.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.87	3.30

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.65%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

7

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Explorer Value Fund	-8.12%	4.64%	10.15%	$26,294
Russell 2500 Value Index	-4.96	4.72	9.46	24,699
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.88	40,053

See Financial Highlights for dividend and capital gains information.

8

Explorer Value Fund

Fund Allocation

As of August 31, 2020

Communication Services	1.9%
Consumer Discretionary	8.0
Consumer Staples	1.6
Energy	2.7
Financials	18.5
Health Care	7.6
Industrials	18.9
Information Technology	16.8
Materials	10.0
Real Estate	11.0
Utilities	3.0

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard ("GICS"), except for the "Other" category (if applicable), which includes securities that have not been provided a GICS classification as of the effective report-ing period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Explorer Value Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (93.5%)
Communication Services (1.7%)
	Nexstar Media Group Inc. Class A	101,557	9,750

Consumer Discretionary (7.5%)
	Lithia Motors Inc. Class A	36,435	9,071
	Cooper Tire & Rubber Co.	151,682	5,244
*	Adtalem Global Education Inc.	128,663	4,272
	LCI Industries	37,219	4,229
*	LGI Homes Inc.	34,431	3,851
*	Perdoceo Education Corp.	246,270	3,539
*	Boot Barn Holdings Inc.	114,936	3,245
	Kontoor Brands Inc.	125,489	2,773
*	Modine Manufacturing Co.	358,255	2,425
*	Stoneridge Inc.	95,142	1,922
*	Lands’ End Inc.	122,952	1,645
			42,216
Consumer Staples (1.5%)
*	Hostess Brands Inc. Class A	653,484	8,391

Energy (2.5%)
	Parsley Energy Inc. Class A	270,298	2,906
*	PDC Energy Inc.	174,624	2,644
	International Seaways Inc.	147,609	2,503
	Rattler Midstream LP	272,685	2,282
*	WPX Energy Inc.	373,191	2,075
	Viper Energy Partners LP	175,782	1,790
			14,200
Financials (17.3%)
	PacWest Bancorp	409,376	7,811
	Starwood Property Trust Inc.	486,213	7,585
	Columbia Banking System Inc.	254,520	7,104
	James River Group Holdings Ltd.	128,018	6,236
	Popular Inc.	166,905	6,182
*	Bancorp Inc.	546,571	5,192
	Washington Federal Inc.	220,588	5,173
	First BanCorp (XNYS)	855,831	4,904
	Argo Group International Holdings Ltd.	121,705	4,520
	Evercore Inc. Class A	68,724	4,253
	Webster Financial Corp.	145,458	4,000
	Wintrust Financial Corp.	91,789	3,995
	Pinnacle Financial Partners Inc.	99,316	3,968
	BGC Partners Inc. Class A	1,483,399	3,738
	Renasant Corp.	142,277	3,609
	Flushing Financial Corp.	289,601	3,513
	WSFS Financial Corp.	117,522	3,443
	PJT Partners Inc.	56,186	3,325
	BankUnited Inc.	140,583	3,287
	Pacific Premier Bancorp Inc.	140,060	3,164
	First Merchants Corp.	100,012	2,558
			97,560
Health Care (7.1%)
*,^	Ligand Pharmaceuticals Inc.	98,454	10,042
*	Syneos Health Inc.	141,157	8,907
*	Change Healthcare Inc.	539,152	7,629
*	Pacira BioSciences Inc.	77,133	4,822
*	Envista Holdings Corp.	190,735	4,576
*	Merit Medical Systems Inc.	82,022	4,027
			40,003

10

Explorer Value Fund

			Market
			Value•
		Shares	($000)
Industrials (17.7%)
*	Colfax Corp.	281,995	9,385
	BWX Technologies Inc.	154,206	8,576
	KAR Auction Services Inc.	474,915	8,235
*	BMC Stock Holdings Inc.	157,897	6,303
	Kaman Corp.	111,099	5,138
*	Teledyne Technologies Inc.	16,160	5,068
	Trinity Industries Inc.	236,921	4,850
	Encore Wire Corp.	92,777	4,788
	Quanta Services Inc.	91,512	4,690
*	Beacon Roofing Supply Inc.	138,182	4,683
	Altra Industrial Motion Corp.	111,764	4,365
	EnerSys	57,724	4,155
*	Saia Inc.	23,974	3,217
*	XPO Logistics Inc.	36,002	3,178
*	Stericycle Inc.	49,071	3,146
	Greenbrier Cos. Inc.	114,390	3,110
	HNI Corp.	93,031	2,963
	Applied Industrial Technologies Inc.	45,358	2,731
*	IAA Inc.	47,674	2,494
	Interface Inc. Class A	314,052	2,374
*	WESCO International Inc.	39,813	1,865
	AZZ Inc.	42,172	1,465
	Steelcase Inc. Class A	131,608	1,375
*	MRC Global Inc.	203,308	1,157
			99,311
Information Technology (15.7%)
*	ACI Worldwide Inc.	495,619	14,561
*	J2 Global Inc.	143,937	10,074
	Silicon Motion Technology Corp. ADR	206,416	7,825
*	Verint Systems Inc.	149,867	7,128
*	Insight Enterprises Inc.	91,594	5,478
	Jabil Inc.	152,664	5,214
	SYNNEX Corp.	37,805	4,807
*	Itron Inc.	79,408	4,730
*	Fabrinet	61,165	4,268
	MKS Instruments Inc.	34,349	4,106
	Belden Inc.	118,926	4,006
	KBR Inc.	134,857	3,370
*	Virtusa Corp.	71,375	2,822
*	Perficient Inc.	62,439	2,679
*	Semtech Corp.	45,502	2,669
*	MACOM Technology Solutions Holdings Inc.	70,451	2,510
	Dolby Laboratories Inc. Class A	30,843	2,154
			88,401
Materials (9.4%)
	FMC Corp.	142,868	15,267
	Silgan Holdings Inc.	369,103	14,048
	Ashland Global Holdings Inc.	93,358	6,879
*	Axalta Coating Systems Ltd.	278,546	6,643
	Eagle Materials Inc.	71,624	5,857
	Carpenter Technology Corp.	108,929	2,291
	Compass Minerals International Inc.	31,455	1,791
			52,776
Real Estate (10.3%)
	Medical Properties Trust Inc.	654,266	12,156
	Gaming and Leisure Properties Inc.	251,968	9,159
	STAG Industrial Inc.	204,009	6,589
	Corporate Office Properties Trust	246,580	6,076
*	Howard Hughes Corp.	89,200	5,273
	Spirit Realty Capital Inc.	120,014	4,262
	Sunstone Hotel Investors Inc.	361,174	3,009
	Cousins Properties Inc.	95,859	2,861
	SITE Centers Corp.	373,065	2,802
	Invitation Homes Inc.	91,019	2,606
	Newmark Group Inc. Class A	429,008	1,900
	RPT Realty	216,358	1,268
			57,961
Utilities (2.8%)
	MDU Resources Group Inc.	250,761	5,923
	Portland General Electric Co.	135,558	5,172
	Unitil Corp.	108,609	4,583
			15,678

Total Common Stocks
(Cost $495,065)			526,247
Temporary Cash Investments (8.3%)
Money Market Fund (8.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.147%	452,519	45,252

11

Explorer Value Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
[3] United States Cash Management Bill, 0.210%, 9/15/20	180	180
[3] United States Cash Management Bill, 0.145%, 12/15/20	300	300
[3] United States Treasury Bill, 0.087%, 9/24/20	1,000	1,000
		1,480

Total Temporary Cash Investments
(Cost $46,723)		46,732
Total Investments (101.8%)
(Cost $541,788)		572,979
Other Assets and Liabilities—
Net (-1.8%)		(10,355)
Net Assets (100%)		562,624

Cost is in $000.

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,344,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Collateral of $7,632,000 was received for securities on loan.

3 Securities with a value of $1,480,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2020	242	18,892	1,409

See accompanying Notes, which are an integral part of the Financial Statements.

12

Explorer Value Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $496,545)	527,727
Affiliated Issuers (Cost $45,243)	45,252
Total Investments in Securities	572,979
Investment in Vanguard	23
Cash Collateral Pledged—Futures Contracts	131
Receivables for Investment Securities Sold	360
Receivables for Accrued Income	628
Receivables for Capital Shares Issued	253
Total Assets	574,374
Liabilities
Due to Custodian	99
Payables for Investment Securities Purchased	572
Collateral for Securities on Loan	7,632
Payables to Investment Advisor	608
Payables for Capital Shares Redeemed	2,581
Payables to Vanguard	62
Variation Margin Payable—Futures Contracts	196
Total Liabilities	11,750
Net Assets	562,624

At August 31, 2020, net assets consisted of:

Paid-in Capital	555,086
Total Distributable Earnings (Loss)	7,538
Net Assets	562,624

Net Assets
Applicable to 18,553,431 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	562,624
Net Asset Value Per Share	$30.32

See accompanying Notes, which are an integral part of the Financial Statements.

13

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	11,305
Interest[1]	542
Securities Lending—Net	82
Total Income	11,929
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,998
Performance Adjustment	582
The Vanguard Group—Note C
Management and Administrative	1,221
Marketing and Distribution	77
Custodian Fees	10
Auditing Fees	42
Shareholders’ Reports	17
Trustees’ Fees and Expenses	1
Total Expenses	3,948
Net Investment Income	7,981
Realized Net Gain (Loss)
Investment Securities Sold[1]	(19,930)
Futures Contracts	1,470
Realized Net Gain (Loss)	(18,460)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(52,221)
Futures Contracts	1,968
Change in Unrealized Appreciation (Depreciation)	(50,253)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,732)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $530,000, $8,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,981	9,791
Realized Net Gain (Loss)	(18,460)	(4,010)
Change in Unrealized Appreciation (Depreciation)	(50,253)	(84,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	(60,732)	(78,274)
Distributions[1]
Total Distributions	(10,473)	(49,375)
Capital Share Transactions
Issued	179,685	104,548
Issued in Lieu of Cash Distributions	9,910	46,711
Redeemed	(210,832)	(136,426)
Net Increase (Decrease) from Capital Share Transactions	(21,237)	14,833
Total Increase (Decrease)	(92,442)	(112,816)
Net Assets
Beginning of Period	655,066	767,882
End of Period	562,624	655,066

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Explorer Value Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$33.49	$40.53	$34.45	$31.55	$30.09
Investment Operations
Net Investment Income	.400 [1]	.494 [1]	.355 [1]	.329 [1]	.293
Net Realized and Unrealized Gain (Loss) on Investments	(3.032)	(4.921)	7.112	3.331	2.964
Total from Investment Operations	(2.632)	(4.427)	7.467	3.660	3.257
Distributions
Dividends from Net Investment Income	(.538)	(.366)	(.288)	(.308)	(.237)
Distributions from Realized Capital Gains	—	(2.247)	(1.099)	(.452)	(1.560)
Total Distributions	(.538)	(2.613)	(1.387)	(.760)	(1.797)
Net Asset Value, End of Period	$30.32	$33.49	$40.53	$34.45	$31.55

Total Return[2]	-8.12%	-10.10%	22.10%	11.64%	11.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$563	$655	$768	$607	$377
Ratio of Total Expenses to Average Net Assets[3]	0.64%	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets	1.28%	1.45%	0.95%	0.98%	1.03%
Portfolio Turnover Rate	42%	27%	31%	33%	61%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.09%, 0.01%, 0.03%, (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

17

Explorer Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

18

Explorer Value Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  The investment advisory firms Frontier Capital Management Co., LLC, and Cardinal Capital Management, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Custom Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2020, the aggregate investment advisory fee represented an effective annual basic rate of 0.32% of the fund’s average net assets, before an increase of $582,000 (0.09%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $23,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

19

Explorer Value Fund

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	526,247	—	—	526,247
Temporary Cash Investments	45,252	1,480	—	46,732
Total	571,499	1,480	—	572,979
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	196	—	—	196

1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,215
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(26,868)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	31,191

20

Explorer Value Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	10,473	16,392
Long-Term Capital Gains	—	32,983
Total	10,473	49,375

*Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	541,788
Gross Unrealized Appreciation	109,769
Gross Unrealized Depreciation	(78,578)
Net Unrealized Appreciation (Depreciation)	31,191

F. During the year ended August 31, 2020, the fund purchased $239,321,000 of investment securities and sold $254,874,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended August 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	5,985	3,084
Issued in Lieu of Cash Distributions	274	1,573
Redeemed	(7,268)	(4,042)
Net Increase (Decrease) in Shares Outstanding	(1,009)	615

H. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Explorer Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Value Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2020 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $0 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $9,051,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $1,422,000 of qualified business income to shareholders during the fiscal year.

For corporate shareholders, 96.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Explorer Value Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102020

Annual Report | August 31, 2020

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Russell 1000 Index Fund	4

Russell 1000 Value Index Fund	20

Russell 1000 Growth Index Fund	39

Trustees Approve Advisory Arrangements	58

Liquidity Risk Management	60

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     Returns for the three Vanguard Russell 1000 Index Funds for the 12 months ended August 31, 2020, ranged from less than 1% for Vanguard Russell 1000 Value Index Fund to more than 44% for Vanguard Russell 1000 Growth Index Fund. Vanguard Russell 1000 Index Fund returned about 22%. Each fund closely tracked its target index.

•     After declining nearly 35% in parts of February and March, the broad U.S. stock market reached a record high in August as the response of some major banks and governments to the spread of the coronavirus and vaccine hopes lifted investor sentiment. U.S. stock markets rebounded more strongly than either developed markets outside the United States or emerging markets.

•     Large-capitalization stocks outperformed their mid-and small-cap counterparts for the period, and growth stocks surpassed value.

•    Technology stocks, a top contributor to returns for all three funds, benefited from the pandemic-induced online environment and the continued rise of digital services.

•     Energy stocks were among the weakest performers for all three funds as the pandemic severely reduced global demand for oil.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,200.65	$0.44
Institutional Shares	1,000.00	1,201.16	0.39
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,025.15	$0.41
Institutional Shares	1,000.00	1,025.73	0.36
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,368.59	$0.48
Institutional Shares	1,000.00	1,368.97	0.42
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.73	$0.41
Institutional Shares	1,000.00	1,024.78	0.36
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.73	$0.41
Institutional Shares	1,000.00	1,024.78	0.36
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.73	$0.41
Institutional Shares	1,000.00	1,024.78	0.36

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.08% for ETF Shares and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 1000 Index Fund ETF Shares Net Asset Value	22.39%	14.17%	14.13%	$37,236
Russell 1000 Index Fund ETF Shares Market Price	22.53	14.17	14.14	37,257
Russell 1000 Index	22.50	14.31	14.27	37,693
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.96	36,668

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/15/2010)	Investment
Russell 1000 Index Fund Institutional Shares	22.45%	14.21%	13.92%	$18,108,775
Russell 1000 Index	22.50	14.31	14.01	18,260,510
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.68	17,737,176

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	22.53%	94.00%	272.57%
Russell 1000 Index Fund ETF Shares Net Asset Value	22.39	93.96	272.36
Russell 1000 Index	22.50	95.18	276.93

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

5

Russell 1000 Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	16.9%
Consumer Staples	5.5
Energy	2.3
Financial Services	16.7
Health Care	13.4
Materials & Processing	3.0
Producer Durables	8.4
Technology	29.5
Utilities	4.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

6

Russell 1000 Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value●	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Amazon.com Inc.	54,550	188,250	4.5%
*	Tesla Inc.	95,155	47,418	1.1%
	Home Depot Inc.	138,093	39,362	0.9%
	Walt Disney Co.	232,591	30,672	0.7%
*	Netflix Inc.	54,718	28,976	0.7%
	Comcast Corp. Class A	582,743	26,113	0.6%
	Walmart Inc.	179,235	24,887	0.6%
	McDonald’s Corp.	95,809	20,457	0.5%
	Costco Wholesale Corp.	56,789	19,743	0.5%
	NIKE Inc. Class B	155,793	17,432	0.4%
	Consumer Discretionary—Other †		264,766	6.3%
			708,076	16.8%
Consumer Staples
	Procter & Gamble Co.	313,415	43,355	1.0%
	PepsiCo Inc.	178,498	25,000	0.6%
	Coca-Cola Co.	497,526	24,642	0.6%
	Consumer Staples—Other †		138,094	3.3%
			231,091	5.5%
Energy
	Exxon Mobil Corp.	544,860	21,762	0.5%
	Chevron Corp.	240,493	20,185	0.5%
	Energy—Other †		52,705	1.3%
			94,652	2.3%
Financial Services
*	Berkshire Hathaway Inc. Class B	250,884	54,703	1.3%
	Visa Inc. Class A	217,170	46,038	1.1%
	Mastercard Inc. Class A	113,428	40,629	1.0%
	JPMorgan Chase & Co.	389,186	38,993	0.9%
*	PayPal Holdings Inc.	151,133	30,852	0.7%

7

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Bank of America Corp.	995,542	25,625	0.6%
	Financial Services—Other †		463,123	11.1%
			699,963	16.7%
Health Care
	Johnson & Johnson	339,193	52,036	1.2%
	UnitedHealth Group Inc.	121,424	37,951	0.9%
	Merck & Co. Inc.	325,094	27,721	0.7%
	Pfizer Inc.	715,604	27,043	0.7%
	Abbott Laboratories	222,262	24,331	0.6%
	Thermo Fisher Scientific Inc.	50,798	21,791	0.5%
	AbbVie Inc.	226,749	21,716	0.5%
	Amgen Inc.	75,759	19,191	0.5%
	Medtronic plc	172,428	18,531	0.4%
	Bristol-Myers Squibb Co.	291,395	18,125	0.4%
§	Health Care—Other †		292,793	7.0%
			561,229	13.4%
Materials & Processing
	Linde plc	67,577	16,877	0.4%
	Materials & Processing—Other †		109,189	2.6%
			126,066	3.0%
Producer Durables
	Accenture plc Class A	81,945	19,661	0.5%
	Union Pacific Corp.	87,339	16,808	0.4%
	Producer Durables—Other †		315,875	7.5%
			352,344	8.4%
Technology
	Apple Inc.	2,104,852	271,610	6.5%
	Microsoft Corp.	963,462	217,290	5.2%
*	Facebook Inc. Class A	308,845	90,553	2.2%
*	Alphabet Inc. Class A	38,792	63,213	1.5%
*	Alphabet Inc. Class C	37,943	62,006	1.5%
	NVIDIA Corp.	75,925	40,618	1.0%
*	Adobe Inc.	61,889	31,773	0.7%
*	salesforce.com Inc.	111,422	30,379	0.7%
	Intel Corp.	545,041	27,770	0.7%
	Cisco Systems Inc.	546,267	23,063	0.5%
	Broadcom Inc.	50,231	17,438	0.4%
	QUALCOMM Inc.	144,832	17,250	0.4%
	Texas Instruments Inc.	118,110	16,789	0.4%
	Technology—Other †		325,282	7.7%
			1,235,034	29.4%
Utilities
	Verizon Communications Inc.	532,802	31,579	0.8%
	AT&T Inc.	917,276	27,344	0.6%
	NextEra Energy Inc.	62,909	17,562	0.4%
	Utilities—Other †		105,968	2.5%
			182,453	4.3%
Total Common Stocks (Cost $2,727,749)			4,190,908	99.8%

8

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[1,2] Vanguard Market Liquidity Fund	0.147%	44,930	4,493	0.1%
3U.S. Government and Agency Obligations †			870	0.0%
Total Temporary Cash Investments (Cost $5,363)			5,363	0.1%
[4]Total Investments (Cost $2,733,112)			4,196,271	99.9%
Other Assets and Liabilities—Net			5,279	0.1%
Net Assets			4,201,550	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§	Certain securities are valued using significant unobservable inputs.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $590,000 was received for securities on loan.

3	Securities with a value of $707,000 have been segregated as initial margin for open futures contracts.

4	The total value of securities on loan is $562,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	66	11,546	707

See accompanying Notes, which are an integral part of the Financial Statements.

9

Russell 1000 Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,728,619)	4,191,778
Affiliated Issuers (Cost $4,493)	4,493
Total Investments in Securities	4,196,271
Investment in Vanguard	168
Receivables for Accrued Income	5,969
Receivables for Capital Shares Issued	867
Total Assets	4,203,275
Liabilities
Due to Custodian	535
Collateral for Securities on Loan	590
Payables for Capital Shares Redeemed	435
Payables to Vanguard	149
Variation Margin Payable—Futures Contracts	16
Total Liabilities	1,725
Net Assets	4,201,550

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,815,074
Total Distributable Earnings (Loss)	1,386,476
Net Assets	4,201,550

ETF Shares—Net Assets
Applicable to 10,400,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,678,194
Net Asset Value Per Share—ETF Shares	$161.36

Institutional Shares—Net Assets
Applicable to 8,072,451 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,523,356
Net Asset Value Per Share—Institutional Shares	$312.59

  See accompanying Notes, which are an integral part of the Financial Statements.

10

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	69,512
Interest[1]	154
Securities Lending—Net	166
Total Income	69,832
Expenses
The Vanguard Group—Note B
Investment Advisory Services	556
Management and Administrative—ETF Shares	676
Management and Administrative—Institutional Shares	1,103
Marketing and Distribution—ETF Shares	81
Marketing and Distribution—Institutional Shares	66
Custodian Fees	196
Auditing Fees	31
Shareholders’ Reports—ETF Shares	22
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	2
Total Expenses	2,735
Net Investment Income	67,097
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	83,737
Futures Contracts	423
Realized Net Gain (Loss)	84,160
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	624,397
Futures Contracts	705
Change in Unrealized Appreciation (Depreciation)	625,102
Net Increase (Decrease) in Net Assets Resulting from Operations	776,359

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $145,000, ($4,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $134,790,000 of net gain (loss) resulting from in-kind redemptions.

  See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,097	58,249
Realized Net Gain (Loss)	84,160	148,119
Change in Unrealized Appreciation (Depreciation)	625,102	(95,786)
Net Increase (Decrease) in Net Assets Resulting from Operations	776,359	110,582
Distributions[1]
ETF Shares	(23,937)	(18,678)
Institutional Shares	(43,999)	(38,353)
Total Distributions	(67,936)	(57,031)
Capital Share Transactions
ETF Shares	210,407	157,814
Institutional Shares	(236,257)	165,134
Net Increase (Decrease) from Capital Share Transactions	(25,850)	322,948
Total Increase (Decrease)	682,573	376,499
Net Assets
Beginning of Period	3,518,977	3,142,478
End of Period	4,201,550	3,518,977

1	Certain prior period numbers have been reclassified to conform with current period presentation.

  See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 1000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$134.37	$133.57	$113.60	$99.81	$91.37
Investment Operations
Net Investment Income	2.525[1]	2.395[1]	2.209[1]	2.054[1]	1.892
Net Realized and Unrealized Gain (Loss) on Investments	27.028	.759	19.896	13.753	8.383
Total from Investment Operations	29.553	3.154	22.105	15.807	10.275
Distributions
Dividends from Net Investment Income	(2.563)	(2.354)	(2.135)	(2.017)	(1.835)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.563)	(2.354)	(2.135)	(2.017)	(1.835)
Net Asset Value, End of Period	$161.36	$134.37	$133.57	$113.60	$99.81

Total Return	22.39%	2.45%	19.68%	16.02%	11.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,678	$1,196	$1,008	$724	$679
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.85%	1.78%	1.94%	2.05%
Portfolio Turnover Rate[2]	9%	6%	9%	11%	9%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

  See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 1000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$260.26	$258.75	$220.06	$193.36	$176.99
Investment Operations
Net Investment Income	4.927[1]	4.645[1]	4.345[1]	4.080[1]	3.732
Net Realized and Unrealized Gain (Loss) on Investments	52.362	1.483	38.573	26.609	16.259
Total from Investment Operations	57.289	6.128	42.918	30.689	19.991
Distributions
Dividends from Net Investment Income	(4.959)	(4.618)	(4.228)	(3.989)	(3.621)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.959)	(4.618)	(4.228)	(3.989)	(3.621)
Net Asset Value, End of Period	$312.59	$260.26	$258.75	$220.06	$193.36

Total Return	22.45%	2.45%	19.72%	16.06%	11.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,523	$2,323	$2,134	$2,014	$1,549
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.86%	1.82%	1.98%	2.09%
Portfolio Turnover Rate[2]	9%	6%	9%	11%	9%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

  See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

15

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

16

Russell 1000 Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $168,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

17

Russell 1000 Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	4,190,908	—	—	4,190,908
Temporary Cash Investments	4,493	870	—	5,363
Total	4,195,401	870	—	4,196,271
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	16	—	—	16

1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	134,815
Total Distributable Earnings (Loss)	(134,815)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	12,260
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(88,954)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,463,170

18

Russell 1000 Index Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	67,936	57,031
Long-Term Capital Gains	—	—
Total	67,936	57,031

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,733,102
Gross Unrealized Appreciation	1,711,816
Gross Unrealized Depreciation	(248,646)
Net Unrealized Appreciation (Depreciation)	1,463,170

E.  During the year ended August 31, 2020, the fund purchased $613,408,000 of investment securities and sold $636,508,000 of investment securities, other than temporary cash investments. Purchases and sales include $288,742,000 and $272,047,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	484,207	3,500	478,030	3,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(273,800)	(2,000)	(320,216)	(2,450)
Net Increase (Decrease)—ETF Shares	210,407	1,500	157,814	1,350
Institutional Shares
Issued	264,170	1,009	501,900	2,013
Issued in Lieu of Cash Distributions	42,228	165	35,811	143
Redeemed	(542,655)	(2,028)	(372,577)	(1,478)
Net Increase (Decrease)—Institutional Shares	(236,257)	(854)	165,134	678

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

19

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 1000 Value Index Fund ETF Shares Net Asset Value	0.75%	7.41%	10.07%	$25,972
Russell 1000 Value Index Fund ETF Shares Market Price	0.82	7.42	10.08	25,987
Russell 1000 Value Index	0.84	7.53	10.21	26,297
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.96	36,668

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional Shares	0.81%	7.45%	9.54%	$12,130,157
Russell 1000 Value Index	0.84	7.53	9.63	12,220,171
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.16	16,641,749

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

20

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market Price	0.82%	43.03%	159.87%
Russell 1000 Value Index Fund ETF Shares Net Asset Value	0.75	42.99	159.72
Russell 1000 Value Index	0.84	43.78	162.97

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

21

Russell 1000 Value Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	12.7%
Consumer Staples	7.7
Energy	4.6
Financial Services	24.6
Health Care	13.6
Materials & Processing	5.3
Producer Durables	11.9
Technology	10.3
Utilities	9.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

22

Russell 1000 Value Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	457,406	60,318	1.6%
Comcast Corp. Class A	1,146,804	51,388	1.3%
Walmart Inc.	307,535	42,701	1.1%
Home Depot Inc.	135,966	38,756	1.0%
McDonald’s Corp.	161,439	34,470	0.9%
Target Corp.	126,520	19,131	0.5%
Consumer Discretionary—Other †		243,966	6.3%
		490,730	12.7%
Consumer Staples
Procter & Gamble Co.	340,843	47,149	1.2%
Philip Morris International Inc.	393,767	31,419	0.8%
Mondelez International Inc. Class A	357,074	20,860	0.6%
CVS Health Corp.	330,839	20,552	0.5%
Coca-Cola Co.	403,938	20,007	0.5%
Colgate-Palmolive Co.	213,210	16,899	0.4%
Consumer Staples—Other †		137,703	3.6%
		294,589	7.6%
Energy
Exxon Mobil Corp.	1,071,128	42,781	1.1%
Chevron Corp.	473,120	39,709	1.0%
Energy—Other †		95,761	2.5%
		178,251	4.6%
Financial Services
* Berkshire Hathaway Inc. Class B	493,294	107,558	2.8%
JPMorgan Chase & Co.	766,471	76,793	2.0%
Bank of America Corp.	1,957,343	50,382	1.3%
Citigroup Inc.	527,131	26,947	0.7%
Fidelity National Information Services Inc.	156,196	23,562	0.6%
Wells Fargo & Co.	950,460	22,954	0.6%

23

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
BlackRock Inc.	37,236	22,125	0.6%
Prologis Inc.	186,201	18,966	0.5%
Goldman Sachs Group Inc.	83,863	17,181	0.5%
American Express Co.	165,468	16,810	0.4%
Financial Services—Other †		562,044	14.6%
		945,322	24.6%
Health Care
Johnson & Johnson	577,816	88,643	2.3%
Pfizer Inc.	1,407,314	53,182	1.4%
Medtronic plc	339,398	36,475	0.9%
Danaher Corp.	158,364	32,697	0.8%
Abbott Laboratories	269,365	29,487	0.8%
Bristol-Myers Squibb Co.	364,994	22,703	0.6%
Gilead Sciences Inc.	317,793	21,213	0.6%
Thermo Fisher Scientific Inc.	41,261	17,700	0.5%
Becton Dickinson and Co.	68,262	16,572	0.4%
Health Care—Other †		204,245	5.3%
		522,917	13.6%
Materials & Processing
Linde plc	132,889	33,188	0.9%
Materials & Processing—Other †		169,996	4.4%
		203,184	5.3%
Producer Durables
Honeywell International Inc.	177,688	29,416	0.8%
Boeing Co.	135,140	23,220	0.6%
Raytheon Technologies Corp.	360,774	22,007	0.6%
Caterpillar Inc.	137,028	19,500	0.5%
Union Pacific Corp.	84,114	16,187	0.4%
Producer Durables—Other †		346,712	9.0%
		457,042	11.9%
Technology
Intel Corp.	1,072,699	54,654	1.4%
Cisco Systems Inc.	1,074,408	45,361	1.2%
International Business Machines Corp.	224,803	27,720	0.7%
* Alphabet Inc. Class A	16,971	27,655	0.7%
* Alphabet Inc. Class C	16,840	27,520	0.7%
Texas Instruments Inc.	116,580	16,572	0.5%
Technology—Other †		197,207	5.1%
		396,689	10.3%
Utilities
Verizon Communications Inc.	1,048,186	62,126	1.6%
AT&T Inc.	1,804,559	53,794	1.4%
NextEra Energy Inc.	123,786	34,557	0.9%
Dominion Energy Inc.	212,073	16,635	0.4%
* T-Mobile US Inc.	139,151	16,236	0.4%
Utilities—Other †		174,867	4.6%
		358,215	9.3%
Total Common Stocks (Cost $3,635,834)		3,846,939	99.9%

24

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[1,2] Vanguard Market Liquidity Fund	0.147%	17,768	1,777	0.0%

3U.S. Government and Agency Obligations †			450	0.0%
Total Temporary Cash Investments (Cost $2,226)			2,227	0.0%
[4]Total Investments (Cost $3,638,060)			3,849,166	99.9%
Other Assets and Liabilities—Net			3,662	0.01%
Net Assets			3,852,828	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $1,777,000 was received for securities on loan.

3	Securities with a value of $22,000 have been segregated as initial margin for open futures contracts.

4	The total value of securities on loan is $1,574,000.

25

Russell 1000 Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	3		525	4

Over-the-Counter Total Return Swaps
				Floating
				Interest
				Rate		Value and	Value and
			Notional	Received		Unrealized	Unrealized
	Termination		Amount	(Paid	)[1]	Appreciation	(Depreciation	)
Reference Entity	Date	Counterparty	($000)	(%	)	($000)	($000)
Walmart Inc.	9/2/20	BOANA	5,823	(0.155)		449	—
Walmart Inc.	9/2/21	BOANA	6,248	(0.157)		—	—

1	Based on 1-month USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.

BOANA—Bank of America, N.A.

At August 31, 2020, a counterparty had deposited in a segregated account securities with a value of $532,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Russell 1000 Value Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,636,284)	3,847,389
Affiliated Issuers (Cost $1,776)	1,777
Total Investments in Securities	3,849,166
Investment in Vanguard	162
Receivables for Accrued Income	8,777
Receivables for Capital Shares Issued	547
Unrealized Appreciation—Over-the-Counter Swap Contracts	449
Total Assets	3,859,101
Liabilities
Due to Custodian	3,765
Collateral for Securities on Loan	1,777
Payables for Capital Shares Redeemed	586
Payables to Vanguard	145
Variation Margin Payable—Futures Contracts	—
Total Liabilities	6,273
Net Assets	3,852,828

At August 31, 2020, net assets consisted of:

Paid-in Capital	4,024,185
Total Distributable Earnings (Loss)	(171,357)
Net Assets	3,852,828

ETF Shares—Net Assets
Applicable to 24,725,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,646,241
Net Asset Value Per Share—ETF Shares	$107.03

Institutional Shares—Net Assets
Applicable to 5,773,070 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,206,587
Net Asset Value Per Share—Institutional Shares	$209.00

See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	103,304
Interest[1]	34
Securities Lending—Net	293
Total Income	103,631
Expenses
The Vanguard Group—Note B
Investment Advisory Services	572
Management and Administrative—ETF Shares	1,052
Management and Administrative—Institutional Shares	669
Marketing and Distribution—ETF Shares	137
Marketing and Distribution—Institutional Shares	60
Custodian Fees	325
Auditing Fees	31
Shareholders’ Reports—ETF Shares	40
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	2
Total Expenses	2,892
Net Investment Income	100,739
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(100,926)
Futures Contracts	865
Swap Contracts	19
Realized Net Gain (Loss)	(100,042)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	59,087
Futures Contracts	(7)
Swap Contracts	449
Change in Unrealized Appreciation (Depreciation)	59,529
Net Increase (Decrease) in Net Assets Resulting from Operations	60,226

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $29,000, ($11,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $219,756,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	100,739	86,224
Realized Net Gain (Loss)	(100,042)	224,418
Change in Unrealized Appreciation (Depreciation)	59,529	(270,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,226	40,602
Distributions[1]
ETF Shares	(60,505)	(41,769)
Institutional Shares	(42,607)	(39,827)
Total Distributions	(103,112)	(81,596)
Capital Share Transactions
ETF Shares	674,867	447,077
Institutional Shares	(582,146)	306,866
Net Increase (Decrease) from Capital Share Transactions	92,721	753,943
Total Increase (Decrease)	49,835	712,949
Net Assets
Beginning of Period	3,802,993	3,090,044
End of Period	3,852,828	3,802,993

1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$109.22	$111.20	$101.32	$93.14	$84.77
Investment Operations
Net Investment Income	2.815[1]	2.713[1]	2.522[1]	2.437[1]	2.205
Net Realized and Unrealized Gain (Loss) on Investments	(2.121)	(2.107)	9.836	8.109	8.312
Total from Investment Operations	.694	.606	12.358	10.546	10.517
Distributions
Dividends from Net Investment Income	(2.884)	(2.586)	(2.478)	(2.366)	(2.147)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.884)	(2.586)	(2.478)	(2.366)	(2.147)
Net Asset Value, End of Period	$107.03	$109.22	$111.20	$101.32	$93.14

Total Return	0.75%	0.60%	12.36%	11.45%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,646	$1,914	$1,487	$1,153	$668
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.51%	2.35%	2.48%	2.58%
Portfolio Turnover Rate[2]	24%	17%	16%	22%	18%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$213.25	$217.14	$197.85	$181.86	$165.50
Investment Operations
Net Investment Income	5.594[1]	5.294[1]	4.978[1]	4.850[1]	4.359
Net Realized and Unrealized Gain (Loss) on Investments	(4.226)	(4.087)	19.227	15.821	16.249
Total from Investment Operations	1.368	1.207	24.205	20.671	20.608
Distributions
Dividends from Net Investment Income	(5.618)	(5.097)	(4.915)	(4.681)	(4.248)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.618)	(5.097)	(4.915)	(4.681)	(4.248)
Net Asset Value, End of Period	$209.00	$213.25	$217.14	$197.85	$181.86

Total Return	0.81%	0.61%	12.39%	11.49%	12.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,207	$1,889	$1,603	$1,541	$1,485
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.64%	2.52%	2.39%	2.52%	2.62%
Portfolio Turnover Rate[2]	24%	17%	16%	22%	18%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Russell 1000 Value Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

During the year ended August 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

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Russell 1000 Value Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

34

Russell 1000 Value Index Fund

may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $162,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

35

Russell 1000 Value Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	3,846,939	—	—	3,846,939
Temporary Cash Investments	1,777	450	—	2,227
Total	3,848,716	450	—	3,849,166
Derivative Financial Instruments
Assets
Swap Contracts	—	449	—	449
Liabilities
Futures Contracts[1]	—	—	—	—

1	Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	219,839
Total Distributable Earnings (Loss)	(219,839)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	18,717
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(401,214)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	211,140

36

Russell 1000 Value Index Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	103,112	81,596
Long-Term Capital Gains	—	—
Total	103,112	81,596

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,638,026
Gross Unrealized Appreciation	567,668
Gross Unrealized Depreciation	(356,528)
Net Unrealized Appreciation (Depreciation)	211,140

E. During the year ended August 31, 2020, the fund purchased $1,966,015,000 of investment securities and sold $1,876,668,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,052,802,000 and $788,933,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $416,847,000 and $113,291,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

37

Russell 1000 Value Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,468,858	14,775	1,270,748	11,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(793,991)	(7,575)	(823,671)	(7,550)
Net Increase (Decrease)—ETF Shares	674,867	7,200	447,077	4,150
Institutional Shares
Issued	342,811	1,698	634,913	3,030
Issued in Lieu of Cash Distributions	38,347	191	36,445	173
Redeemed	(963,304)	(4,974)	(364,492)	(1,727)
Net Increase (Decrease)—Institutional Shares	(582,146)	(3,085)	306,866	1,476

G. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

38

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 1000 Growth Index Fund ETF
Shares Net Asset Value	44.18%	20.54%	17.87%	$51,303
Russell 1000 Growth Index Fund ETF
Shares Market Price	44.38	20.54	17.88	51,334
Russell 1000 Growth Index	44.34	20.66	18.02	51,960
Dow Jones U.S. Total Stock Market
Float Adjusted Index	21.20	13.77	13.96	36,668
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional Shares	44.24%	20.58%	17.12%	$23,292,992
Russell 1000 Growth Index	44.34	20.66	17.22	23,476,337
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.31	16,877,403

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

39

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares Market Price	44.38%	154.52%	413.34%
Russell 1000 Growth Index Fund ETF Shares Net Asset Value	44.18	154.45	413.03
Russell 1000 Growth Index	44.34	155.74	419.60

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

40

Russell 1000 Growth Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	20.4%
Consumer Staples	3.7
Energy	0.2
Financial Services	9.8
Health Care	13.2
Materials & Processing	1.0
Producer Durables	5.4
Technology	46.3
Utilities	0.0

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

41

Russell 1000 Growth Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Amazon.com Inc.	207,375	715,643	8.4%
*	Tesla Inc.	361,604	180,194	2.1%
*	Netflix Inc.	207,989	110,143	1.3%
	Home Depot Inc.	262,632	74,861	0.9%
	NIKE Inc. Class B	592,407	66,284	0.8%
	Costco Wholesale Corp.	190,529	66,239	0.8%
	Lowe’s Cos. Inc.	369,566	60,864	0.7%
*	Charter Communications Inc. Class A	66,038	40,654	0.5%
*	Booking Holdings Inc.	19,983	38,177	0.4%
	Consumer Discretionary—Other †		377,997	4.5%
			1,731,056	20.4%
Consumer Staples
	Procter & Gamble Co.	532,587	73,673	0.9%
	PepsiCo Inc.	498,113	69,766	0.8%
	Coca-Cola Co.	1,109,633	54,960	0.6%
	Consumer Staples—Other †		111,091	1.3%
			309,490	3.6%

Energy †			15,345	0.2%

Financial Services
	Visa Inc. Class A	825,702	175,041	2.1%
	Mastercard Inc. Class A	431,429	154,534	1.8%
*	PayPal Holdings Inc.	574,331	117,244	1.4%
	American Tower Corp.	215,698	53,741	0.6%
	Equinix Inc.	42,964	33,932	0.4%
	Crown Castle International Corp.	189,532	30,941	0.4%
*	Square Inc.	176,561	28,172	0.3%
	Financial Services—Other †		240,455	2.8%
			834,060	9.8%

42

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
	UnitedHealth Group Inc.	384,064	120,039	1.4%
	Merck & Co. Inc.	1,079,819	92,076	1.1%
	AbbVie Inc.	809,951	77,569	0.9%
	Amgen Inc.	287,901	72,931	0.9%
	Eli Lilly and Co.	411,923	61,125	0.7%
	Thermo Fisher Scientific Inc.	113,367	48,632	0.6%
*	Intuitive Surgical Inc.	56,588	41,357	0.5%
	Abbott Laboratories	324,524	35,526	0.4%
*	Vertex Pharmaceuticals Inc.	126,971	35,440	0.4%
	Zoetis Inc.	210,345	33,676	0.4%
*	Regeneron Pharmaceuticals Inc.	47,287	29,315	0.3%
	Health Care—Other †		475,205	5.6%
			1,122,891	13.2%

Materials & Processing †			86,783	1.0%

Producer Durables
	Accenture plc Class A	311,682	74,782	0.9%
	Lockheed Martin Corp.	121,002	47,222	0.6%
	United Parcel Service Inc. Class B	227,580	37,237	0.4%
	Union Pacific Corp.	169,311	32,582	0.4%
	3M Co.	181,359	29,565	0.3%
	Producer Durables—Other †		234,936	2.8%
			456,324	5.4%

Technology
	Apple Inc.	8,001,002	1,032,449	12.2%
	Microsoft Corp.	3,662,330	825,965	9.7%
*	Facebook Inc. Class A	1,174,370	344,325	4.0%
*	Alphabet Inc. Class A	113,916	185,630	2.2%
*	Alphabet Inc. Class C	112,461	183,781	2.2%
	NVIDIA Corp.	288,700	154,449	1.8%
*	Adobe Inc.	235,264	120,782	1.4%
*	salesforce.com Inc.	392,643	107,054	1.3%
	QUALCOMM Inc.	550,379	65,550	0.8%
	Broadcom Inc.	180,968	62,823	0.7%
	Oracle Corp.	849,426	48,604	0.6%
*	Advanced Micro Devices Inc.	530,263	48,158	0.6%
*	ServiceNow Inc.	92,929	44,794	0.5%
	Intuit Inc.	123,168	42,541	0.5%
	Texas Instruments Inc.	223,617	31,787	0.4%
	Technology—Other †		629,626	7.4%
			3,928,318	46.3%

Utilities †			1,413	0.0%
Total Common Stocks (Cost $4,876,602)			8,485,680	99.9%

43

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[1,2] Vanguard Market Liquidity Fund	0.147%	15,804	1,580	0.0%

3U.S. Government and Agency Obligations †			371	0.0%
Total Temporary Cash Investments (Cost $1,951)			1,951	0.0%
[4]Total Investments (Cost $4,878,553)			8,487,631	99.9%
Other Assets and Liabilities—Net			5,128	0.1%
Net Assets			8,492,759	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $752,000 was received for securities on loan.

3	Securities with a value of $371,000 have been segregated as initial margin for open futures contracts.

4	The total value of securities on loan is $709,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	42	7,348	112

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,876,973)	8,486,051
Affiliated Issuers (Cost $1,580)	1,580
Total Investments in Securities	8,487,631
Investment in Vanguard	336
Cash Collateral Pledged—Futures Contracts	145
Receivables for Accrued Income	5,588
Receivables for Capital Shares Issued	16,682
Total Assets	8,510,382
Liabilities
Due to Custodian	164
Payables for Investment Securities Purchased	15,798
Collateral for Securities on Loan	752
Payables for Capital Shares Redeemed	594
Payables to Vanguard	303
Variation Margin Payable—Futures Contracts	12
Total Liabilities	17,623
Net Assets	8,492,759

At August 31, 2020, net assets consisted of:

Paid-in Capital	5,158,274
Total Distributable Earnings (Loss)	3,334,485
Net Assets	8,492,759

ETF Shares—Net Assets
Applicable to 21,101,711 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,950,947
Net Asset Value Per Share—ETF Shares	$234.62

Institutional Shares—Net Assets
Applicable to 7,850,580 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,541,812
Net Asset Value Per Share—Institutional Shares	$451.15

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	74,860
Interest[1]	104
Securities Lending—Net	162
Total Income	75,126
Expenses
The Vanguard Group—Note B
Investment Advisory Services	999
Management and Administrative—ETF Shares	1,904
Management and Administrative—Institutional Shares	1,521
Marketing and Distribution—ETF Shares	216
Marketing and Distribution—Institutional Shares	101
Custodian Fees	173
Auditing Fees	31
Shareholders’ Reports—ETF Shares	79
Shareholders’ Reports—Institutional Shares	7
Trustees’ Fees and Expenses	4
Total Expenses	5,035
Net Investment Income	70,091
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	567,617
Futures Contracts	(1,796)
Realized Net Gain (Loss)	565,821
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,018,301
Futures Contracts	118
Change in Unrealized Appreciation (Depreciation)	2,018,419
Net Increase (Decrease) in Net Assets Resulting from Operations	2,654,331

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $94,000, $7,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $706,581,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	70,091	66,842
Realized Net Gain (Loss)	565,821	266,693
Change in Unrealized Appreciation (Depreciation)	2,018,419	(81,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,654,331	252,356
Distributions[1]
ETF Shares	(38,092)	(24,807)
Institutional Shares	(34,009)	(32,305)
Total Distributions	(72,101)	(57,112)
Capital Share Transactions
ETF Shares	645,864	683,781
Institutional Shares	(683,204)	(195,359)
Net Increase (Decrease) from Capital Share Transactions	(37,340)	488,422
Total Increase (Decrease)	2,544,890	683,666
Net Assets
Beginning of Period	5,947,869	5,264,203
End of Period	8,492,759	5,947,869

1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$164.56	$159.56	$127.08	$106.90	$98.24
Investment Operations
Net Investment Income	1.900[1]	1.922[1]	1.762[1]	1.684[1]	1.602
Net Realized and Unrealized Gain (Loss) on Investments	70.098	4.711	32.386	20.177	8.556
Total from Investment Operations	71.998	6.633	34.148	21.861	10.158
Distributions
Dividends from Net Investment Income	(1.938)	(1.633)	(1.668)	(1.681)	(1.498)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.938)	(1.633)	(1.668)	(1.681)	(1.498)
Net Asset Value, End of Period	$234.62	$164.56	$159.56	$127.08	$106.90

Total Return	44.18%	4.20%	27.09%	20.66%	10.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,951	$2,872	$2,083	$1,319	$738
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.04%	1.25%	1.24%	1.45%	1.60%
Portfolio Turnover Rate[2]	14%	17%	15%	21%	15%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$316.39	$306.82	$244.34	$205.53	$188.88
Investment Operations
Net Investment Income	3.695[1]	3.711[1]	3.485[1]	3.291[1]	3.147
Net Realized and Unrealized Gain (Loss) on Investments	134.792	9.061	62.293	38.832	16.449
Total from Investment Operations	138.487	12.772	65.778	42.123	19.596
Distributions
Dividends from Net Investment Income	(3.727)	(3.202)	(3.298)	(3.313)	(2.946)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.727)	(3.202)	(3.298)	(3.313)	(2.946)
Net Asset Value, End of Period	$451.15	$316.39	$306.82	$244.34	$205.53

Total Return	44.24%	4.21%	27.14%	20.72%	10.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,542	$3,076	$3,182	$2,476	$1,989
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to	1.06%	1.26%	1.28%	1.49%	1.64%
Average Net Assets
Portfolio Turnover Rate[2]	14%	17%	15%	21%	15%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

50

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

51

Russell 1000 Growth Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $336,000, representing less than 0.01% of the fund’s net assets and 0.13% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

52

Russell 1000 Growth Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	8,485,680	—	—	8,485,680
Temporary Cash Investments	1,580	371	—	1,951
Total	8,487,260	371	—	8,487,631
Derivative Financial Instruments
Assets
Futures Contracts[1]	12	—	—	12

1	Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	706,536
Total Distributable Earnings (Loss)	(706,536)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	11,306
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(285,899)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	3,609,078

53

Russell 1000 Growth Index Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	72,101	57,112
Long-Term Capital Gains	—	—
Total	72,101	57,112

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,878,553
Gross Unrealized Appreciation	3,643,686
Gross Unrealized Depreciation	(34,608)
Net Unrealized Appreciation (Depreciation)	3,609,078

E.  During the year ended August 31, 2020, the fund purchased $2,292,677,000 of investment securities and sold $2,340,816,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,324,066,000 and $1,383,646,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $180,489,000 and $394,227,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

54

Russell 1000 Growth Index Fund

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,042,520	11,050	1,469,861	9,450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,396,656)	(7,400)	(786,080)	(5,050)
Net Increase (Decrease)—ETF Shares	645,864	3,650	683,781	4,400
Institutional Shares
Issued	490,711	1,343	493,524	1,733
Issued in Lieu of Cash Distributions	30,560	94	28,976	95
Redeemed	(1,204,475)	(3,309)	(717,859)	(2,475)
Net Increase (Decrease)—Institutional Shares	(683,204)	(1,872)	(195,359)	(647)

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—investments summary, of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

56

Special 2020 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	67,786
Russell 1000 Value Index Fund	99,087
Russell 1000 Growth Index Fund	72,101

The funds distributed qualified business income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	—
Russell 1000 Value Index Fund	4,019
Russell 1000 Growth Index Fund	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	94.6%
Russell 1000 Value Index Fund	91.7
Russell 1000 Growth Index Fund	100.0

57

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

58

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

59

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Russell 1000 Index Fund, Russell 1000 Value Index Fund, and Russell 1000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds’ liquidity risk.

60

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.

Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000, Russell 1000 Value, and Russell 1000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

61

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc. All rights reserved. U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636. Vanguard Marketing Corporation, Distributor.

Q18480 102020

Annual Report | August 31, 2020 Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Russell 2000 Index Fund	4
Russell 2000 Value Index Fund	21
Russell 2000 Growth Index Fund	38
Trustees Approve Advisory Arrangements	57
Liquidity Risk Management	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     For the 12 months ended August 31, 2020, returns for the three Vanguard Russell 2000 Index Funds ranged from about –6% to more than 17%. Each fund closely tracked its target index.

•     The period was marked by historic levels of volatility. After falling from highs in the early part of 2020, the broad U.S. stock market began a rebound. In August, it climbed to a record high as the response of some major central banks and governments to the spread of the coronavirus and vaccine hopes lifted investor sentiment. U.S. stocks rebounded more strongly than developed markets outside the United States and emerging markets.

•     Small- and mid-capitalization stocks trailed their large-cap counterparts, and growth stocks surpassed value.

•     Technology and health care stocks were top contributors to returns for all three funds; consumer discretionary and materials and processing also helped results. Financial services, a drag on all three funds, caused the most pain for Vanguard Russell 2000 Index and Vanguard Russell 2000 Value Index Funds.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,066.16	$0.52
Institutional Shares	1,000.00	1,066.40	0.42
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$964.47	$0.74
Institutional Shares	1,000.00	965.07	0.40
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,156.88	$0.81
Institutional Shares	1,000.00	1,157.52	0.43
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.63	$0.51
Institutional Shares	1,000.00	1,024.73	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.38	$0.76
Institutional Shares	1,000.00	1,024.73	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.38	$0.76
Institutional Shares	1,000.00	1,024.73	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.10% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 2000 Index Fund ETF Shares Net Asset Value	6.12%	7.70%	10.40%	$26,755
Russell 2000 Index Fund ETF Shares Market Price	6.25	7.72	10.41	26,772
Russell 2000 Index	6.02	7.65	10.39	26,737
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.96	36,668

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/22/2010)	Investment
Russell 2000 Index Fund Institutional Shares	6.15%	7.76%	8.85%	$11,370,863
Russell 2000 Index	6.02	7.65	8.77	11,293,522
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.02	16,375,456

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	6.25%	45.02%	167.72%
Russell 2000 Index Fund ETF Shares Net Asset Value	6.12	44.92	167.55
Russell 2000 Index	6.02	44.57	167.37

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

5

Russell 2000 Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	14.8%
Consumer Staples	3.2
Energy	2.7
Financial Services	22.4
Health Care	19.6
Materials & Processing	6.9
Other	0.1
Producer Durables	12.8
Technology	13.3
Utilities	4.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

6

Russell 2000 Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1 % of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Penn National Gaming Inc.	169,574	8,665	0.4%
	Churchill Downs Inc.	48,149	8,415	0.3%
	Caesars Entertainment Inc.	172,101	7,882	0.3%
*	BJ’s Wholesale Club Holdings Inc.	173,474	7,704	0.3%
*	Deckers Outdoor Corp.	35,435	7,224	0.3%
*	Rh	21,176	7,000	0.3%
*	SiteOne Landscape Supply Inc.	55,652	6,959	0.3%
	Lithia Motors Inc. Class A	27,944	6,957	0.3%
	Wingstop Inc.	37,534	6,133	0.2%
	Texas Roadhouse Inc. Class A	83,173	5,239	0.2%
*	Stamps.com Inc.	20,931	5,219	0.2%
	Consumer Discretionary—Other †		281,120	11.6%
			358,517	14.7%
Consumer Staples
*	Helen of Troy Ltd.	32,018	6,622	0.3%
*	Darling Ingredients Inc.	203,713	6,513	0.3%
*	Performance Food Group Co.	165,954	6,059	0.2%
*	Freshpet Inc.	49,047	5,572	0.2%
	Consumer Staples—Other †		53,184	2.2%
			77,950	3.2%
Energy
*	Sunrun Inc.	147,108	8,320	0.3%
	Energy—Other †		57,273	2.4%
			65,593	2.7%
Financial Services
	EastGroup Properties Inc.	48,902	6,512	0.3%
	STAG Industrial Inc.	189,666	6,126	0.3%
*	Redfin Corp.	121,534	5,781	0.2%
	Kinsale Capital Group Inc.	26,363	5,463	0.2%

7

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	QTS Realty Trust Inc. Class A	76,036	5,157	0.2%
	Financial Services—Other †		515,147	21.2%
			544,186	22.4%
Health Care
*	Novavax Inc.	73,804	8,144	0.3%
*	LHC Group Inc.	38,440	8,012	0.3%
*	Momenta Pharmaceuticals Inc.	149,348	7,791	0.3%
*	iRhythm Technologies Inc.	34,267	7,545	0.3%
*	Mirati Therapeutics Inc.	46,577	6,957	0.3%
*	MyoKardia Inc.	62,953	6,890	0.3%
*	Emergent BioSolutions Inc.	56,543	6,449	0.3%
*	Ultragenyx Pharmaceutical Inc.	71,863	6,113	0.3%
*	Nevro Corp.	42,514	5,847	0.3%
*	Natera Inc.	88,365	5,630	0.2%
*	HealthEquity Inc.	94,177	5,413	0.2%
*	Arrowhead Pharmaceuticals Inc.	127,121	5,370	0.2%
*	Blueprint Medicines Corp.	68,729	5,322	0.2%
*	Invitae Corp.	146,216	5,112	0.2%
*	NeoGenomics Inc.	131,177	5,109	0.2%
*	Neogen Corp.	66,790	5,089	0.2%
§	Health Care—Other †		373,689	15.4%
			474,482	19.5%
Materials & Processing
*	TopBuild Corp.	41,903	6,445	0.3%
	Simpson Manufacturing Co. Inc.	55,144	5,423	0.2%
	Materials & Processing—Other †		156,071	6.4%
			167,939	6.9%

§,1Other †			1,668	0.1%

Producer Durables
	Tetra Tech Inc.	68,253	6,300	0.3%
	MAXIMUS Inc.	77,354	5,999	0.2%
*	Plug Power Inc.	449,505	5,835	0.2%
	Exponent Inc.	64,984	5,228	0.2%
	EMCOR Group Inc.	68,789	5,160	0.2%
[2]	Producer Durables—Other †		281,101	11.6%
			309,623	12.7%
Technology
*	Q2 Holdings Inc.	62,811	6,111	0.3%
*	Silicon Laboratories Inc.	54,888	5,621	0.3%
	Cabot Microelectronics Corp.	36,759	5,598	0.2%
*	II-VI Inc.	125,773	5,597	0.2%
*	Envestnet Inc.	67,229	5,579	0.2%
*	Blackline Inc.	63,530	5,551	0.2%
	Technology—Other †		288,956	11.9%
			323,013	13.3%

Utilities †			101,253	4.2%
Total Common Stocks (Cost $2,418,947)			2,424,224	99.7%

8

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.147%	412,345	41,235	1.7%

5U.S. Government and Agency Obligations †			640	0.0%
Total Temporary Cash Investments (Cost $41,862)			41,875	1.7%
[6]Total Investments (Cost $2,460,809)			2,466,099	101.4%
Other Assets and Liabilities—Net			(33,500)	(1.4%	)
Net Assets			2,432,599	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
§	Certain securities are valued using significant unobservable inputs.
1	“Other” represents securities that are not classified by the fund’s benchmark index.
2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $2,512,000, representing 0.1% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $38,189,000 was received for securities on loan, of which $35,553,000 is held in Vanguard Market Liquidity Fund and $2,636,000 is held in cash.
5	Securities with a value of $629,000 have been segregated as initial margin for open futures contracts.
6	The total value of securities on loan is $34,746,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
E-mini Russell 2000 Index	September 2020	106		8,275	195

See accompanying Notes, which are an integral part of the Financial Statements.

9

Russell 2000 Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,419,587)	2,424,864
Affiliated Issuers (Cost $41,222)	41,235
Total Investments in Securities	2,466,099
Investment in Vanguard	97
Cash	2,828
Receivables for Accrued Income	1,782
Receivables for Capital Shares Issued	209
Total Assets	2,471,015
Liabilities
Payables for Investment Securities Purchased	1
Collateral for Securities on Loan	38,189
Payables for Capital Shares Redeemed	36
Payables to Vanguard	114
Variation Margin Payable—Futures Contracts	76
Total Liabilities	38,416
Net Assets	2,432,599

At August 31, 2020, net assets consisted of:

Paid-in Capital	2,736,378
Total Distributable Earnings (Loss)	(303,779)
Net Assets	2,432,599

ETF Shares—Net Assets
Applicable to 14,375,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,802,388
Net Asset Value Per Share—ETF Shares	$125.38

Institutional Shares—Net Assets
Applicable to 2,627,580 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	630,211
Net Asset Value Per Share—Institutional Shares	$239.84

See accompanying Notes, which are an integral part of the Financial Statements.

10

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	28,407
Interest[1]	113
Securities Lending—Net	3,940
Total Income	32,460
Expenses
The Vanguard Group—Note B
Investment Advisory Services	330
Management and Administrative—ETF Shares	630
Management and Administrative—Institutional Shares	195
Marketing and Distribution—ETF Shares	92
Marketing and Distribution—Institutional Shares	27
Custodian Fees	686
Auditing Fees	31
Shareholders’ Reports—ETF Shares	69
Shareholders’ Reports—Institutional Shares	7
Trustees’ Fees and Expenses	1
Total Expenses	2,068
Net Investment Income	30,392
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	114,467
Futures Contracts	166
Realized Net Gain (Loss)	114,633
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	40,693
Futures Contracts	676
Change in Unrealized Appreciation (Depreciation)	41,369
Net Increase (Decrease) in Net Assets Resulting from Operations	186,394

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $104,000, $7,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $319,082,000 of net gain (loss) resulting from In-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,392	31,315
Realized Net Gain (Loss)	114,633	99,386
Change in Unrealized Appreciation (Depreciation)	41,369	(458,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	186,394	(328,013)
Distributions[1]
ETF Shares	(21,019)	(19,016)
Institutional Shares	(9,718)	(11,454)
Total Distributions	(30,737)	(30,470)
Capital Share Transactions
ETF Shares	232,606	(27,258)
Institutional Shares	(278,614)	12,275
Net Increase (Decrease) from Capital Share Transactions	(46,008)	(14,983)
Total Increase (Decrease)	109,649	(373,466)
Net Assets
Beginning of Period	2,322,950	2,696,416
End of Period	2,432,599	2,322,950

1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 2000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$119.75	$139.11	$112.21	$98.98	$92.71
Investment Operations
Net Investment Income	1.619 [1]	1.593 [1]	1.554 [1]	1.443 [1]	1.302
Net Realized and Unrealized Gain (Loss) on Investments	5.640	(19.408)	26.846	13.255	6.537
Total from Investment Operations	7.259	(17.815)	28.400	14.698	7.839
Distributions
Dividends from Net Investment Income	(1.629)	(1.545)	(1.500)	(1.468)	(1.569)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.629)	(1.545)	(1.500)	(1.468)	(1.569)
Net Asset Value, End of Period	$125.38	$119.75	$139.11	$112.21	$98.98

Total Return	6.12%	-12.83%	25.49%	14.94%	8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,802	$1,464	$1,715	$1,083	$698
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.30%	1.23%	1.34%	1.52%
Portfolio Turnover Rate[2]	19%	16%	19%	23%	19%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 2000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$229.03	$266.12	$214.65	$189.31	$177.40
Investment Operations
Net Investment Income	3.208 [1]	3.078 [1]	3.129 [1]	2.956 [1]	2.606
Net Realized and Unrealized Gain (Loss) on Investments	10.710	(37.106)	51.369	25.315	12.503
Total from Investment Operations	13.918	(34.028)	54.498	28.271	15.109
Distributions
Dividends from Net Investment Income	(3.108)	(3.062)	(3.028)	(2.931)	(3.199)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.108)	(3.062)	(3.028)	(2.931)	(3.199)
Net Asset Value, End of Period	$239.84	$229.03	$266.12	$214.65	$189.31

Total Return	6.15%	-12.83%	25.58%	15.03%	8.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$630	$859	$982	$576	$479
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.32%	1.30%	1.41%	1.59%
Portfolio Turnover Rate[2]	19%	16%	19%	23%	19%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

15

Russell 2000 Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees

16

Russell 2000 Index Fund

and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $97,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

17

Russell 2000 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	2,424,159	1	64	2,424,224
Temporary Cash Investments	41,235	640	—	41,875
Total	2,465,394	641	64	2,466,099
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	76	—	—	76

1 Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	319,284
Total Distributable Earnings (Loss)	(319,284)

18

Russell 2000 Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,272
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(316,133)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,082

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	30,737	30,470
Long-Term Capital Gains	—	—
Total	30,737	30,470

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	2,461,016
Gross Unrealized Appreciation	417,853
Gross Unrealized Depreciation	(412,771)
Net Unrealized Appreciation (Depreciation)	5,082

19

Russell 2000 Index Fund

E. During the year ended August 31, 2020, the fund purchased $1,596,271,000 of investment securities and sold $1,637,047,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,181,183,000 and $988,757,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,228,574	11,050	384,122	3,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(995,968)	(8,900)	(411,380)	(3,300)
Net Increase (Decrease)—ETF Shares	232,606	2,150	(27,258)	(100)
Institutional Shares
Issued	133,855	621	127,299	549
Issued in Lieu of Cash Distributions	9,407	41	11,202	47
Redeemed	(421,876)	(1,785)	(126,226)	(535)
Net Increase (Decrease)—Institutional Shares	(278,614)	(1,123)	12,275	61

G. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

20

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 2000 Value Index Fund ETF Shares Net Asset Value	-6.05%	4.32%	7.59%	$20,702
Russell 2000 Value Index Fund ETF Shares Market Price	-5.91	4.35	7.60	20,725
Russell 2000 Value Index	-6.14	4.37	7.70	20,921
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.96	36,668

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional Shares	-5.97%	4.43%	7.17%	$8,781,864
Russell 2000 Value Index	-6.14	4.37	7.15	8,768,849
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	14.33	14,861,456

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

21

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market Price	-5.91%	23.74%	107.25%
Russell 2000 Value Index Fund ETF Shares Net Asset Value	-6.05	23.55	107.02
Russell 2000 Value Index	-6.14	23.82	109.21

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

22

Russell 2000 Value Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	15.2%
Consumer Staples	3.3
Energy	4.3
Financial Services	37.2
Health Care	6.1
Materials & Processing	8.0
Other	0.0
Producer Durables	14.7
Technology	5.9
Utilities	5.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

23

Russell 2000 Value Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Penn National Gaming Inc.	28,122	1,437	0.4%
*	Meritage Homes Corp.	14,750	1,416	0.4%
	Marriott Vacations Worldwide Corp.	14,855	1,406	0.4%
	Aaron’s Inc.	24,727	1,382	0.3%
	Lithia Motors Inc. Class A	4,757	1,184	0.3%
	TEGNA Inc.	92,238	1,155	0.3%
	KB Home	31,797	1,137	0.3%
*	Taylor Morrison Home Corp. Class A	47,944	1,128	0.3%
	Consumer Discretionary—Other †		49,026	12.5%
			59,271	15.2%
Consumer Staples
*	Darling Ingredients Inc.	67,866	2,170	0.6%
*	Performance Food Group Co.	55,239	2,017	0.5%
	Consumer Staples—Other †		8,588	2.2%
			12,775	3.3%
Energy
	Ovintiv Inc.	109,986	1,219	0.3%
	Energy—Other †		15,453	3.9%
			16,672	4.2%
Financial Services
	STAG Industrial Inc.	58,132	1,878	0.5%
	Healthcare Realty Trust Inc.	56,988	1,644	0.4%
	South State Corp.	29,473	1,641	0.4%
	Essent Group Ltd.	45,766	1,634	0.4%
	Physicians Realty Trust	85,632	1,554	0.4%
	Agree Realty Corp.	22,435	1,501	0.4%
	Selective Insurance Group Inc.	24,915	1,490	0.4%
	Stifel Financial Corp.	28,041	1,422	0.4%
	Blackstone Mortgage Trust Inc. Class A	58,034	1,379	0.4%
	United Bankshares Inc.	52,170	1,364	0.4%

24

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
*	Cannae Holdings Inc.	35,683	1,346	0.4%
	Community Bank System Inc.	21,623	1,301	0.3%
	Sabra Health Care REIT Inc.	86,485	1,283	0.3%
	PotlatchDeltic Corp.	27,581	1,270	0.3%
	Glacier Bancorp Inc.	36,107	1,267	0.3%
	Valley National Bancorp	167,801	1,260	0.3%
	Radian Group Inc.	80,603	1,245	0.3%
	Lexington Realty Trust	107,794	1,226	0.3%
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	28,175	1,196	0.3%
	Financial Services—Other †		117,986	30.2%
			144,887	37.1%
Health Care
*	Novavax Inc.	17,916	1,977	0.5%
*	Arena Pharmaceuticals Inc.	21,746	1,518	0.4%
*	Tenet Healthcare Corp.	39,639	1,117	0.3%
	Health Care—Other †		19,203	4.9%
			23,815	6.1%
Materials & Processing
	Hecla Mining Co.	219,995	1,324	0.3%
	Rexnord Corp.	41,387	1,199	0.3%
*	Alcoa Corp.	79,003	1,155	0.3%
*	BMC Stock Holdings Inc.	28,354	1,132	0.3%
§	Materials & Processing—Other †		26,324	6.8%
			31,134	8.0%

§,1Other †			121	0.0%

Producer Durables
	EMCOR Group Inc.	20,946	1,571	0.4%
	KBR Inc.	52,444	1,311	0.3%
	EnerSys	16,304	1,174	0.3%
	UniFirst Corp.	5,993	1,154	0.3%
[2]	Producer Durables—Other †		52,279	13.4%
			57,489	14.7%

Technology †			23,077	5.9%

Utilities
	Black Hills Corp.	26,519	1,487	0.4%
	PNM Resources Inc.	33,487	1,463	0.4%
	ONE Gas Inc.	19,580	1,451	0.4%
	Portland General Electric Co.	37,942	1,448	0.4%
	Southwest Gas Holdings Inc.	21,400	1,345	0.3%
	Brookfield Renewable Corp. Class A	26,417	1,345	0.3%
	Spire Inc.	21,146	1,231	0.3%
	New Jersey Resources Corp.	40,139	1,210	0.3%
	ALLETE Inc.	21,941	1,184	0.3%
	Utilities—Other †		8,433	2.2%
			20,597	5.3%
Total Common Stocks (Cost $376,331)			389,838	99.8%

25

Russell 2000 Value Index Fund

				Market	Percentage
				Value•	of Net
		Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,4	Vanguard Market Liquidity Fund	0.147%	30,380	3,038	0.8%

5U.S. Government and Agency Obligations †				85	0.0%
Total Temporary Cash Investments (Cost $3,122)				3,123	0.8%
[6]Total Investments (Cost $379,453)				392,961	100.6%
Other Assets and Liabilities—Net				(2,513)	(0.6)
Net Assets				390,448	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§	Certain securities are valued using significant unobservable inputs.

1	“Other” represents securities that are not classified by the fund’s benchmark index.

2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $835,000, representing 0.2% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4	Collateral of $3,036,000 was received for securities on loan.

5	Securities with a value of $43,000 have been segregated as initial margin for open futures contracts.

6	The total value of securities on loan is $2,763,000.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2020	7	546	20

See accompanying Notes, which are an integral part of the Financial Statements.

26

Russell 2000 Value Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $376,417)	389,923
Affiliated Issuers (Cost $3,036)	3,038
Total Investments in Securities	392,961
Investment in Vanguard	16
Receivables for Investment Securities Sold	577
Receivables for Accrued Income	451
Total Assets	394,005
Liabilities
Due to Custodian	466
Collateral for Securities on Loan	3,036
Payables for Capital Shares Redeemed	24
Payables to Vanguard	26
Variation Margin Payable—Futures Contracts	5
Total Liabilities	3,557
Net Assets	390,448

At August 31, 2020, net assets consisted of:

Paid-in Capital	465,248
Total Distributable Earnings (Loss)	(74,800)
Net Assets	390,448

ETF Shares—Net Assets
Applicable to 3,300,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	302,822
Net Asset Value Per Share—ETF Shares	$91.76

Institutional Shares—Net Assets
Applicable to 484,185 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	87,626
Net Asset Value Per Share—Institutional Shares	$180.98

See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	8,039
Interest[1]	20
Securities Lending—Net	559
Total Income	8,618
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—ETF Shares	275
Management and Administrative—Institutional Shares	53
Marketing and Distribution—ETF Shares	16
Marketing and Distribution—Institutional Shares	5
Custodian Fees	58
Auditing Fees	31
Shareholders’ Reports—ETF Shares	14
Shareholders’ Reports—Institutional Shares	—
Total Expenses	512
Net Investment Income	8,106
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(52,322)
Futures Contracts	(359)
Realized Net Gain (Loss)	(52,681)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	29,372
Futures Contracts	55
Change in Unrealized Appreciation (Depreciation)	29,427
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,148)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $19,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $9,430,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,106	6,850
Realized Net Gain (Loss)	(52,681)	15,080
Change in Unrealized Appreciation (Depreciation)	29,427	(75,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,148)	(53,676)
Distributions[1]
ETF Shares	(5,262)	(3,946)
Institutional Shares	(2,732)	(2,495)
Total Distributions	(7,994)	(6,441)
Capital Share Transactions
ETF Shares	63,025	62,708
Institutional Shares	(40,708)	14,009
Net Increase (Decrease) from Capital Share Transactions	22,317	76,717
Total Increase (Decrease)	(825)	16,600
Net Assets
Beginning of Period	391,273	374,673
End of Period	390,448	391,273

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$99.51	$119.05	$100.96	$90.64	$81.88
Investment Operations
Net Investment Income	1.868[1]	1.912[1]	1.905[1]	1.736[1]	1.561
Net Realized and Unrealized Gain (Loss) on Investments	(7.771)	(19.589)	18.070	10.358	9.305
Total from Investment Operations	(5.903)	(17.677)	19.975	12.094	10.866
Distributions
Dividends from Net Investment Income	(1.847)	(1.863)	(1.885)	(1.774)	(2.106)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.847)	(1.863)	(1.885)	(1.774)	(2.106)
Net Asset Value, End of Period	$91.76	$99.51	$119.05	$100.96	$90.64

Total Return	-6.05%	-14.93%	19.96%	13.42%	13.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$303	$251	$223	$172	$120
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.83%	1.73%	1.76%	2.02%
Portfolio Turnover Rate[2]	38%	27%	30%	36%	31%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$196.24	$234.81	$199.13	$178.76	$161.59
Investment Operations
Net Investment Income	3.783[1]	3.966[1]	4.029[1]	3.737[1]	3.265
Net Realized and Unrealized Gain (Loss) on Investments	(15.303)	(38.670)	35.618	20.356	18.355
Total from Investment Operations	(11.520)	(34.704)	39.647	24.093	21.620
Distributions
Dividends from Net Investment Income	(3.740)	(3.866)	(3.967)	(3.723)	(4.450)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.740)	(3.866)	(3.967)	(3.723)	(4.450)
Net Asset Value, End of Period	$180.98	$196.24	$234.81	$199.13	$178.76

Total Return	-5.97%	-14.88%	20.10%	13.55%	13.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$88	$140	$151	$146	$129
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.90%	1.85%	1.88%	2.14%
Portfolio Turnover Rate[2]	38%	27%	30%	36%	31%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

32

Russell 2000 Value Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees

33

Russell 2000 Value Index Fund

and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $16,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

34

Russell 2000 Value Index Fund

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	389,836	—	2	389,838
Temporary Cash Investments	3,038	85	—	3,123
Total	392,874	85	2	392,961
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	5	—	—	5

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	9,437
Total Distributable Earnings (Loss)	(9,437)

35

Russell 2000 Value Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	2,013
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(90,291)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	13,478

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	7,994	6,441
Long-Term Capital Gains	—	—
Total	7,994	6,441

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	379,482
Gross Unrealized Appreciation	61,395
Gross Unrealized Depreciation	(47,917)
Net Unrealized Appreciation (Depreciation)	13,478

36

Russell 2000 Value Index Fund

E.  During the year ended August 31, 2020, the fund purchased $250,722,000 of investment securities and sold $226,468,000 of investment securities, other than temporary cash investments. Purchases and sales include $98,824,000 and $27,317,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $63,164,000 and $40,056,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	101,511	1,250	131,976	1,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(38,486)	(475)	(69,268)	(650)
Net Increase (Decrease)—ETF Shares	63,025	775	62,708	650
Institutional Shares
Issued	41,919	240	36,227	176
Issued in Lieu of Cash Distributions	2,732	14	2,464	12
Redeemed	(85,359)	(483)	(24,682)	(120)
Net Increase (Decrease)—Institutional Shares	(40,708)	(229)	14,009	68

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

37

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	17.32%	10.49%	12.80%	$33,146
Russell 2000 Growth Index Fund ETF Shares Market Price	17.52	10.51	12.81	33,173
Russell 2000 Growth Index	17.28	10.45	12.82	33,180
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.96	36,668

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional Shares	17.42%	10.60%	10.99%	$13,139,400
Russell 2000 Growth Index	17.28	10.45	10.87	13,012,547
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	12.95	15,455,343

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

38

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares Market Price	17.52%	64.81%	231.73%
Russell 2000 Growth Index Fund ETF Shares Net Asset Value	17.32	64.64	231.46
Russell 2000 Growth Index	17.28	64.40	231.80

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

39

Russell 2000 Growth Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	14.4%
Consumer Staples	3.2
Energy	1.2
Financial Services	8.7
Health Care	32.2
Materials & Processing	5.9
Other	0.1
Producer Durables	10.9
Technology	20.3
Utilities	3.1

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, at-tempting to remain fully invested and tracking its target index as closely as possible.

40

Russell 2000 Growth Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	Churchill Downs Inc.	33,408	5,838	0.7%
*	BJ’s Wholesale Club Holdings Inc.	120,408	5,347	0.6%
*	Deckers Outdoor Corp.	24,618	5,019	0.6%
*	Rh	14,697	4,858	0.6%
*	SiteOne Landscape Supply Inc.	38,623	4,830	0.5%
	Wingstop Inc.	26,055	4,257	0.5%
	Texas Roadhouse Inc. Class A	57,700	3,635	0.4%
*	Stamps.com Inc.	14,527	3,622	0.4%
*	Fox Factory Holding Corp.	33,880	3,415	0.4%
*	YETI Holdings Inc.	65,167	3,348	0.4%
	Consumer Discretionary—Other †		81,133	9.3%
			125,302	14.4%
Consumer Staples
*	Helen of Troy Ltd.	22,256	4,603	0.5%
*	Freshpet Inc.	34,050	3,868	0.5%
	Consumer Staples—Other †		19,029	2.2%
			27,500	3.2%
Energy
*	Sunrun Inc.	102,177	5,779	0.6%
	Energy—Other †		4,998	0.6%
			10,777	1.2%
Financial Services
	EastGroup Properties Inc.	32,300	4,301	0.5%
*	Redfin Corp.	84,364	4,013	0.5%
	Kinsale Capital Group Inc.	18,296	3,791	0.4%
	First Financial Bankshares Inc.	113,533	3,437	0.4%
	QTS Realty Trust Inc. Class A	49,854	3,381	0.4%
	Financial Services—Other †		56,656	6.5%
			75,579	8.7%

41

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	LHC Group Inc.	26,694	5,564	0.7%
*	iRhythm Technologies Inc.	23,792	5,239	0.6%
*	Momenta Pharmaceuticals Inc.	97,223	5,072	0.6%
*	Mirati Therapeutics Inc.	32,322	4,828	0.6%
*	Emergent BioSolutions Inc.	39,251	4,477	0.5%
*	Ultragenyx Pharmaceutical Inc.	49,853	4,240	0.5%
*	MyoKardia Inc.	38,277	4,189	0.5%
*	Nevro Corp.	29,509	4,059	0.5%
*	HealthEquity Inc.	65,457	3,762	0.4%
*	Arrowhead Pharmaceuticals Inc.	88,246	3,728	0.4%
*	Blueprint Medicines Corp.	47,695	3,693	0.4%
*	Natera Inc.	57,588	3,669	0.4%
*	NeoGenomics Inc.	91,220	3,553	0.4%
*	Invitae Corp.	101,559	3,550	0.4%
*	Neogen Corp.	46,353	3,532	0.4%
*	Halozyme Therapeutics Inc.	119,576	3,467	0.4%
*	Wright Medical Group NV	113,225	3,423	0.4%
§	Health Care—Other †		209,785	24.1%
			279,830	32.2%
Materials & Processing
*	TopBuild Corp.	29,082	4,473	0.5%
	Simpson Manufacturing Co. Inc.	38,291	3,766	0.4%
	Materials & Processing—Other †		43,417	5.0%
			51,656	5.9%

§,1Other †			534	0.1%

Producer Durables
	Tetra Tech Inc.	47,370	4,373	0.5%
	MAXIMUS Inc.	53,813	4,173	0.5%
*	Plug Power Inc.	311,870	4,048	0.5%
	Exponent Inc.	45,164	3,634	0.4%
*	Proto Labs Inc.	23,549	3,462	0.4%
	Producer Durables—Other †		75,333	8.6%
			95,023	10.9%
Technology
*	Q2 Holdings Inc.	43,595	4,241	0.5%
*	Silicon Laboratories Inc.	38,116	3,903	0.5%
	Cabot Microelectronics Corp.	25,524	3,887	0.4%
*	Envestnet Inc.	46,660	3,872	0.4%
*	Blackline Inc.	44,062	3,850	0.4%
*	II-VI Inc.	77,038	3,428	0.4%
*	Varonis Systems Inc.	27,416	3,387	0.4%
*	Lattice Semiconductor Corp.	118,213	3,381	0.4%
	Technology—Other †		146,182	16.8%
			176,131	20.2%

Utilities †			27,363	3.1%
Total Common Stocks (Cost $672,008)			869,695	99.9%

42

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.147%	126,519	12,652	1.5%

4U.S. Government and Agency Obligations †			93	0.0%
Total Temporary Cash Investments (Cost $12,742)			12,745	1.5%
[5]Total Investments (Cost $684,750)			882,440	101.4%
Other Assets and Liabilities—Net			(11,934)	(1.4%)
Net Assets			870,506	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

§	Certain securities are valued using significant unobservable inputs.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1	“Other” represents securities that are not classified by the fund’s benchmark index.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $11,746,000 was received for securities on loan.

4	Securities with a value of $75,000 have been segregated as initial margin for open futures contracts.

5	The total value of securities on loan is $10,826,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2020	12	937	(2)

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 2000 Growth Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $672,101)	869,788
Affiliated Issuers (Cost $12,649)	12,652
Total Investments in Securities	882,440
Investment in Vanguard	35
Receivables for Accrued Income	305
Receivables for Capital Shares Issued	5
Total Assets	882,785
Liabilities
Due to Custodian	340
Collateral for Securities on Loan	11,746
Payables for Capital Shares Redeemed	137
Payables to Vanguard	47
Variation Margin Payable—Futures Contracts	9
Total Liabilities	12,279
Net Assets	870,506

At August 31, 2020, net assets consisted of:

Paid-in Capital	848,938
Total Distributable Earnings (Loss)	21,568
Net Assets	870,506

ETF Shares—Net Assets
Applicable to 2,250,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	370,876
Net Asset Value Per Share—ETF Shares	$164.83

Institutional Shares—Net Assets
Applicable to 1,591,148 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	499,630
Net Asset Value Per Share—Institutional Shares	$314.01

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	5,628
Interest[1]	20
Securities Lending—Net	1,638
Total Income	7,286
Expenses
The Vanguard Group—Note B
Investment Advisory Services	120
Management and Administrative—ETF Shares	370
Management and Administrative—Institutional Shares	246
Marketing and Distribution—ETF Shares	14
Marketing and Distribution—Institutional Shares	17
Custodian Fees	45
Auditing Fees	31
Shareholders’ Reports—ETF Shares	20
Shareholders’ Reports—Institutional Shares	8
Total Expenses	871
Net Investment Income	6,415
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(615)
Futures Contracts	27
Realized Net Gain (Loss)	(588)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	128,504
Futures Contracts	15
Change in Unrealized Appreciation (Depreciation)	128,519
Net Increase (Decrease) in Net Assets Resulting from Operations	134,346

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, $4,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $80,753,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,415	5,609
Realized Net Gain (Loss)	(588)	19,075
Change in Unrealized Appreciation (Depreciation)	128,519	(119,272)
Net Increase (Decrease) in Net Assets Resulting from Operations	134,346	(94,588)
Distributions[1]
ETF Shares	(2,623)	(1,913)
Institutional Shares	(4,011)	(3,646)
Total Distributions	(6,634)	(5,559)
Capital Share Transactions
ETF Shares	19,622	9,770
Institutional Shares	(50,074)	(9,899)
Net Increase (Decrease) from Capital Share Transactions	(30,452)	(129)
Total Increase (Decrease)	97,260	(100,276)
Net Assets
Beginning of Period	773,246	873,522
End of Period	870,506	773,246

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$141.63	$160.12	$123.26	$106.98	$104.34
Investment Operations
Net Investment Income	1.097[1]	.971[1]	.895[1]	.961[1]	.989
Net Realized and Unrealized Gain (Loss) on Investments	23.237	(18.527)	36.791	16.455	2.721
Total from Investment Operations	24.334	(17.556)	37.686	17.416	3.710
Distributions
Dividends from Net Investment Income	(1.134)	(.934)	(.826)	(1.136)	(1.070)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.134)	(.934)	(.826)	(1.136)	(1.070)
Net Asset Value, End of Period	$164.83	$141.63	$160.12	$123.26	$106.98

Total Return	17.32%	-10.97%	30.69%	16.39%	3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$371	$301	$328	$194	$144
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	0.75%	0.68%	0.64%	0.83%	0.99%
Portfolio Turnover Rate[2]	38%	28%	35%	34%	33%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$269.76	$305.04	$234.80	$203.79	$198.85
Investment Operations
Net Investment Income	2.275[1]	2.021[1]	2.026[1]	2.102[1]	2.121
Net Realized and Unrealized Gain (Loss) on Investments	44.269	(35.267)	70.080	31.338	5.185
Total from Investment Operations	46.544	(33.246)	72.106	33.440	7.306
Distributions
Dividends from Net Investment Income	(2.294)	(2.034)	(1.866)	(2.430)	(2.366)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.294)	(2.034)	(1.866)	(2.430)	(2.366)
Net Asset Value, End of Period	$314.01	$269.76	$305.04	$234.80	$203.79

Total Return	17.42%	-10.91%	30.85%	16.53%	3.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$500	$472	$545	$370	$219
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.75%	0.76%	0.95%	1.11%
Portfolio Turnover Rate[2]	38%	28%	35%	34%	33%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

49

Russell 2000 Growth Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees

50

Russell 2000 Growth Index Fund

and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $35,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

51

Russell 2000 Growth Index Fund

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	869,656	1	38	869,695
Temporary Cash Investments	12,652	93	—	12,745
Total	882,308	94	38	882,440
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	9	—	—	9

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	80,757
Total Distributable Earnings (Loss)	(80,757)

52

Russell 2000 Growth Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,226
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(177,332)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	197,674

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	6,634	5,559
Long-Term Capital Gains	—	—
Total	6,634	5,559

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	684,766
Gross Unrealized Appreciation	245,262
Gross Unrealized Depreciation	(47,588)
Net Unrealized Appreciation (Depreciation)	197,674

53

Russell 2000 Growth Index Fund

E.  During the year ended August 31, 2020, the fund purchased $444,237,000 of investment securities and sold $474,248,000 of investment securities, other than temporary cash investments. Purchases and sales include $142,056,000 and $152,095,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $54,352,000 and $75,991,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	172,356	1,175	150,524	1,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(152,734)	(1,050)	(140,754)	(975)
Net Increase (Decrease)—ETF Shares	19,622	125	9,770	75
Institutional Shares
Issued	152,291	545	46,667	176
Issued in Lieu of Cash Distributions	4,001	15	3,646	13
Redeemed	(206,366)	(720)	(60,212)	(226)
Net Increase (Decrease)—Institutional Shares	(50,074)	(160)	(9,899)	(37)

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments - investments summary, of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

55

Special 2020 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	22,780
Russell 2000 Value Index Fund	6,002
Russell 2000 Growth Index Fund	4,915

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	67.0%
Russell 2000 Value Index Fund	68.1
Russell 2000 Growth Index Fund	67.4

The funds distributed qualified business income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	5,746
Russell 2000 Value Index Fund	1,571
Russell 2000 Growth Index Fund	586

56

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund, and Vanguard Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

57

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

58

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Russell 2000 Index Fund, Russell 2000 Value Index Fund, and Russell 2000 Growth Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds’ liquidity risk.

59

The Products are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes to track general stock market performance or a segment of the same. Russell’s publication of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes are based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes which are determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Products. Russell is not responsible for and has not reviewed the Products nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Products.

Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Products, or any other person or entity from the use of the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 2000, Russell 2000 Value, and Russell 2000 Growth Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q18510 102020

Annual Report | August 31, 2020 Vanguard Russell 3000 Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Trustees Approve Advisory Arrangement	22
Liquidity Risk Management	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned 21.31% for ETF Shares (based on net asset value) and 21.38% for Institutional Shares for the 12 months ended August 31, 2020. The fund’s return was in line with that of its target index.

•     After declining nearly 35% in parts of February and March, U.S. stocks climbed to record highs in August as the response of some major central banks and governments to the spread of the coronavirus, along with progress toward vaccines and treatments, helped lift investor sentiment. U.S. stocks rebounded more strongly than stocks in developed markets outside the United States or in emerging markets.

•     Large-capitalization stocks outperformed their mid- and small-cap counterparts, and growth stocks surpassed value stocks.

•     Industry sector performance varied greatly for the fiscal year. Technology, the fund’s largest sector, climbed nearly 60%. Consumer discretionary and health care stocks also performed well.

•     Energy, one of the fund’s smaller sectors, returned about –32%. Utilities and financial services also declined.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,192.05	$0.55
Institutional Shares	1,000.00	1,192.57	0.44
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.63	$0.51
Institutional Shares	1,000.00	1,024.73	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/20/2010)	Investment
Russell 3000 Index Fund ETF Shares Net Asset Value	21.31%	13.71%	13.85%	$36,333
Russell 3000 Index Fund ETF Shares Market Price	21.45	13.70	13.86	36,355
Russell 3000 Index	21.44	13.86	14.00	36,822
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.96	36,668

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	21.38%	13.77%	13.63%	$17,562,977
Russell 3000 Index	21.44	13.86	13.71	17,684,646
Dow Jones U.S. Total Stock Market Float Adjusted Index	21.20	13.77	13.66	17,607,707

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2020

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	21.45%	90.03%	263.55%
Russell 3000 Index Fund ETF Shares Net Asset Value	21.31	90.11	263.33
Russell 3000 Index	21.44	91.35	268.22

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

5

Russell 3000 Index Fund

Fund Allocation

As of August 31, 2020

Consumer Discretionary	16.8%
Consumer Staples	5.4
Energy	2.3
Financial Services	17.0
Health Care	13.7
Materials & Processing	3.2
Other	0.0
Producer Durables	8.7
Technology	28.6
Utilities	4.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

6

Russell 3000 Index Fund

Financial Statements

Schedule of Investments — Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Amazon.com Inc.	21,207	73,185	4.2%
*	Tesla Inc.	36,970	18,423	1.1%
	Home Depot Inc.	53,722	15,313	0.9%
	Walt Disney Co.	90,318	11,910	0.7%
*	Netflix Inc.	21,257	11,257	0.6%
	Comcast Corp. Class A	226,480	10,149	0.6%
	Walmart Inc.	69,664	9,673	0.6%
	McDonald’s Corp.	37,212	7,946	0.5%
	Costco Wholesale Corp.	22,055	7,668	0.4%
	NIKE Inc. Class B	60,546	6,775	0.4%
	Consumer Discretionary—Other †		116,980	6.8%
			289,279	16.8%
Consumer Staples
	Procter & Gamble Co.	121,889	16,861	1.0%
	PepsiCo Inc.	69,493	9,733	0.6%
	Coca-Cola Co.	193,150	9,567	0.5%
	Consumer Staples—Other †		56,841	3.3%
			93,002	5.4%
Energy
	Exxon Mobil Corp.	211,383	8,443	0.5%
	Chevron Corp.	93,434	7,842	0.5%
	Energy—Other †		23,122	1.3%
			39,407	2.3%
Financial Services
*	Berkshire Hathaway Inc. Class B	97,506	21,260	1.2%
	Visa Inc. Class A	84,424	17,897	1.0%
	Mastercard Inc. Class A	44,110	15,800	0.9%
	JPMorgan Chase & Co.	151,320	15,161	0.9%
*	PayPal Holdings Inc.	58,703	11,984	0.7%

7

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Bank of America Corp.	385,746	9,929	0.6%
	Financial Services—Other †		201,396	11.7%
			293,427	17.0%
Health Care
	Johnson & Johnson	131,941	20,241	1.2%
	UnitedHealth Group Inc.	47,211	14,756	0.9%
	Merck & Co. Inc.	126,417	10,780	0.6%
	Pfizer Inc.	278,086	10,509	0.6%
	Abbott Laboratories	86,477	9,467	0.5%
	Thermo Fisher Scientific Inc.	19,763	8,478	0.5%
	AbbVie Inc.	88,015	8,429	0.5%
	Amgen Inc.	29,422	7,453	0.4%
	Medtronic plc	67,062	7,207	0.4%
	Bristol-Myers Squibb Co.	113,226	7,043	0.4%
§	Health Care—Other †		132,388	7.7%
			236,751	13.7%
Materials & Processing
	Linde plc	26,250	6,556	0.4%
	Materials & Processing—Other †		49,052	2.8%
			55,608	3.2%

§,1Other †			36	0.0%

Producer Durables
	Accenture plc Class A	31,878	7,648	0.4%
	Union Pacific Corp.	33,951	6,534	0.4%
[2]	Producer Durables—Other †		134,995	7.8%
			149,177	8.6%
Technology
	Apple Inc.	818,240	105,586	6.1%
	Microsoft Corp.	374,523	84,466	4.9%
*	Facebook Inc. Class A	120,090	35,210	2.0%
*	Alphabet Inc. Class C	15,045	24,586	1.4%
*	Alphabet Inc. Class A	14,788	24,098	1.4%
	NVIDIA Corp.	29,512	15,788	0.9%
*	Adobe Inc.	24,051	12,348	0.7%
*	salesforce.com Inc.	43,298	11,805	0.7%
	Intel Corp.	212,002	10,802	0.6%
	Cisco Systems Inc.	212,198	8,959	0.5%
	Broadcom Inc.	19,539	6,783	0.4%
	QUALCOMM Inc.	56,276	6,702	0.4%
	Texas Instruments Inc.	45,958	6,533	0.4%
	Technology—Other †		139,131	8.1%
			492,797	28.5%
Utilities
	Verizon Communications Inc.	207,322	12,288	0.7%
	AT&T Inc.	356,252	10,620	0.6%
	NextEra Energy Inc.	24,507	6,842	0.4%
	Utilities—Other †		45,169	2.6%
			74,919	4.3%
Total Common Stocks (Cost $1,226,073)			1,724,403	99.8%

8

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	0.147%	17,775	1,777	0.1%

5U.S. Government and Agency Obligations †			400	0.0%
Total Temporary Cash Investments (Cost $2,177)			2,177	0.1%
[6]Total Investments (Cost $1,228,250)			1,726,580	99.9%
Other Assets and Liabilities—Net			1,668	0.1%
Net Assets			1,728,248	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

§	Certain of the fund’s securities are valued using significant unobservable inputs.

1	“Other” represents securities that are not classified by the fund’s benchmark index.

2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $98,000.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4	Collateral of $509,000 was received for securities on loan.

5	Securities with a value of $251,000 have been segregated as initial margin for open futures contracts.

6	The total value of securities on loan is $483,000.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2020	17	2,974	213
E-mini Russell 2000 Index	September 2020	7	546	27
				240

   See accompanying Notes, which are an integral part of the Financial Statements.

9

Russell 3000 Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,226,473)	1,724,803
Affiliated Issuers (Cost $1,777)	1,777
Total Investments in Securities	1,726,580
Investment in Vanguard	67
Receivables for Accrued Income	2,382
Receivables for Capital Shares Issued	3
Total Assets	1,729,032
Liabilities
Due to Custodian	123
Collateral for Securities on Loan	509
Payables for Capital Shares Redeemed	69
Payables to Vanguard	73
Variation Margin Payable—Futures Contracts	10
Total Liabilities	784
Net Assets	1,728,248

At August 31, 2020, net assets consisted of:

Paid-in Capital	1,262,526
Total Distributable Earnings (Loss)	465,722
Net Assets	1,728,248

ETF Shares—Net Assets
Applicable to 4,475,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	710,235
Net Asset Value Per Share—ETF Shares	$158.71

Institutional Shares—Net Assets
Applicable to 3,313,994 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,018,013
Net Asset Value Per Share—Institutional Shares	$307.19

   See accompanying Notes, which are an integral part of the Financial Statements.

10

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Dividends	26,499
Interest[1]	58
Securities Lending—Net	135
Total Income	26,692
Expenses
The Vanguard Group—Note B
Investment Advisory Services	216
Management and Administrative—ETF Shares	367
Management and Administrative—Institutional Shares	515
Marketing and Distribution—ETF Shares	31
Marketing and Distribution—Institutional Shares	31
Custodian Fees	60
Auditing Fees	31
Shareholders’ Reports—ETF Shares	12
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,264
Net Investment Income	25,428
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	64,053
Futures Contracts	161
Realized Net Gain (Loss)	64,214
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	227,416
Futures Contracts	236
Change in Unrealized Appreciation (Depreciation)	227,652
Net Increase (Decrease) in Net Assets Resulting from Operations	317,294

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $53,000, ($2,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $73,893,000 of net gains resulting from in-kind redemptions.

   See accompanying Notes, which are an integral part of the Financial Statements.

11

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,428	23,173
Realized Net Gain (Loss)	64,214	51,327
Change in Unrealized Appreciation (Depreciation)	227,652	(58,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	317,294	15,930
Distributions[1]
ETF Shares	(9,023)	(7,478)
Institutional Shares	(16,339)	(15,510)
Total Distributions	(25,362)	(22,988)
Capital Share Transactions
ETF Shares	134,055	48,811
Institutional Shares	(31,309)	1,031
Net Increase (Decrease) from Capital Share Transactions	102,746	49,842
Total Increase (Decrease)	394,678	42,784
Net Assets
Beginning of Period	1,333,570	1,290,786
End of Period	1,728,248	1,333,570

1 Certain prior period numbers have been reclassified to conform with current period presentation.

   See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 3000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$133.26	$133.98	$113.52	$99.77	$91.43
Investment Operations
Net Investment Income	2.416[1]	2.312[1]	2.099[1]	1.980[1]	1.850
Net Realized and Unrealized Gain (Loss) on Investments	25.494	(.730)	20.442	13.722	8.248
Total from Investment Operations	27.910	1.582	22.541	15.702	10.098
Distributions
Dividends from Net Investment Income	(2.460)	(2.302)	(2.081)	(1.952)	(1.758)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.460)	(2.302)	(2.081)	(1.952)	(1.758)
Net Asset Value, End of Period	$158.71	$133.26	$133.98	$113.52	$99.77

Total Return	21.31%	1.25%	20.07%	15.92%	11.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$710	$463	$412	$343	$282
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.79%	1.70%	1.85%	1.98%
Portfolio Turnover Rate[2]	8%	10%	14%	16%	8%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

   See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$257.87	$259.33	$219.72	$193.10	$176.98
Investment Operations
Net Investment Income	4.739[1]	4.499[1]	4.220[1]	3.952[1]	3.689
Net Realized and Unrealized Gain (Loss) on Investments	49.347	(1.394)	39.578	26.583	15.965
Total from Investment Operations	54.086	3.105	43.798	30.535	19.654
Distributions
Dividends from Net Investment Income	(4.766)	(4.565)	(4.188)	(3.915)	(3.534)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.766)	(4.565)	(4.188)	(3.915)	(3.534)
Net Asset Value, End of Period	$307.19	$257.87	$259.33	$219.72	$193.10

Total Return	21.38%	1.27%	20.15%	16.00%	11.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,018	$871	$879	$755	$847
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.81%	1.77%	1.92%	2.05%
Portfolio Turnover Rate[2]	8%	10%	14%	16%	8%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

   See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

15

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

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Russell 3000 Index Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $67,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

17

Russell 3000 Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	1,724,398	—	5	1,724,403
Temporary Cash Investments	1,777	400	—	2,177
Total	1,726,175	400	5	1,726,580
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	10	—	—	10

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	73,894
Total Distributable Earnings (Loss)	(73,894)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	4,921
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(37,529)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	498,330

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Russell 3000 Index Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	25,362	22,988
Long-Term Capital Gains	—	—
Total	25,362	22,988

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,228,250
Gross Unrealized Appreciation	632,727
Gross Unrealized Depreciation	(134,397)
Net Unrealized Appreciation (Depreciation)	498,330

E.  During the year ended August 31, 2020, the fund purchased $382,571,000 of investment securities and sold $277,658,000 of investment securities, other than temporary cash investments. Purchases and sales include $194,184,000 and $167,078,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	303,642	2,225	109,413	875
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(169,587)	(1,225)	(60,602)	(475)
Net Increase (Decrease)—ETF Shares	134,055	1,000	48,811	400
Institutional Shares
Issued	166,350	666	196,124	780
Issued in Lieu of Cash Distributions	15,624	62	15,108	61
Redeemed	(213,283)	(790)	(210,201)	(854)
Net Increase (Decrease)—Institutional Shares	(31,309)	(62)	1,031	(13)

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

20

Special 2020 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $25,350,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

22

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Russell 3000 Index Fund’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

24

The Product is not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the Russell 3000 Index to track general stock market performance or a segment of the same. Russell’s publication of the Russell 3000 Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 3000 Index is based. Russell’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names of Russell and of the Russell 3000 Index which is determined, composed and calculated by Russell without regard to The Vanguard Group, Inc. or the Product. Russell is not responsible for and has not reviewed the Product nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell has no obligation or liability in connection with the administration, marketing or trading of the Product.

Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell does not guarantee the accuracy and/or the completeness of the Russell 3000 Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to the use of or results to be obtained by The Vanguard Group, Inc., investors, owners of the Product, or any other person or entity from the use of the Russell 3000 Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 3000 Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.
Vanguard Marketing Corporation, Distributor.

Q18540 102020

Annual Report | August 31, 2020

Vanguard Sector Bond Index Funds

Vanguard Short-Term Treasury Index Fund

Vanguard Intermediate-Term Treasury Index Fund

Vanguard Long-Term Treasury Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Short-Term Treasury Index Fund	5

Intermediate-Term Treasury Index Fund	22

Long-Term Treasury Index Fund	39

Short-Term Corporate Bond Index Fund	55

Intermediate-Term Corporate Bond Index Fund	73

Long-Term Corporate Bond Index Fund	92

Mortgage-Backed Securities Index Fund	111

Trustees Approve Advisory Arrangements	132

Liquidity Risk Management	134

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended August 31, 2020, bond yields fell significantly despite a spike in volatility and a March erosion in liquidity resulting from the pandemic, and bond prices rose amid unprecedented actions from policymakers.

•   Returns of the funds in this report ranged from more than 3% for Vanguard Short-Term Treasury Index Fund to about 12% for Vanguard Long-Term Treasury Index Fund. The funds mostly performed in line with their benchmarks after taking expenses into account.

•   The yield of the 30-year U.S. Treasury bond dropped over the 12 months from 1.96% to 1.47%. Inflation remained low. Long-term Treasuries outperformed not only short-term Treasuries but also long-term corporates.

•   Despite record corporate bond issuance, spreads tightened, in part because of the Federal Reserve’s decision in March to buy corporate bonds. (Spreads are the additional yields that corporate bonds offer above Treasuries with comparable maturities.)

•   By maturity, longer-term corporates outpaced their shorter-term counterparts. By credit quality, results were more nuanced.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

Except for ETF Shares, any returns cited for Vanguard Intermediate-Term Corporate Bond Index Fund or Vanguard Long-Term Corporate Bond Index Fund reflect purchase fees.

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2020	8/31/2020	Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,015.85	$0.25
Admiral™ Shares	1,000.00	1,015.56	0.35
Institutional Shares	1,000.00	1,015.99	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,035.10	$0.26
Admiral Shares	1,000.00	1,035.12	0.36
Institutional Shares	1,000.00	1,035.16	0.26
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,051.10	$0.26
Admiral Shares	1,000.00	1,051.13	0.36
Institutional Shares	1,000.00	1,051.28	0.26
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,023.58	$0.25
Admiral Shares	1,000.00	1,023.60	0.36
Institutional Shares	1,000.00	1,023.85	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,036.03	$0.26
Admiral Shares	1,000.00	1,036.06	0.36
Institutional Shares	1,000.00	1,036.17	0.26
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,020.23	$0.25
Admiral Shares	1,000.00	1,020.21	0.36
Institutional Shares	1,000.00	1,020.34	0.25
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,019.38	$0.25
Admiral Shares	1,000.00	1,019.28	0.36
Institutional Shares	1,000.00	1,019.68	0.25

3

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2020	8/31/2020	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.78	0.36
Institutional Shares	1,000.00	1,024.89	0.25

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Treasury Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.05% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

4

Short-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Index Fund ETF Shares Net Asset Value	3.43%	1.81%	1.23%	$11,303
Short-Term Treasury Index Fund ETF Shares Market Price	3.40	1.81	1.22	11,292
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	3.49	1.88	1.32	11,400
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index: Bloomberg Barclays U.S. 1–3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index thereafter.

See Financial Highlights for dividend and capital gains information.

5

Short-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Index Fund Admiral Shares	3.41%	1.80%	1.23%	$11,295
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	3.49	1.88	1.32	11,400
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Treasury Index Fund Institutional Shares	3.42%	1.82%	1.25%	$5,663,836
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	3.49	1.88	1.32	5,700,215
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	7,185,953

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Short-Term Treasury Index Fund ETF Shares Market Price	3.40%	9.37%	12.92%
Short-Term Treasury Index Fund ETF Shares Net Asset Value	3.43	9.41	13.03
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index	3.49	9.74	14.00

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Short-Term Treasury Index Fund

Distribution by Stated Maturity

As of August 31, 2020

0–1 Years	1.0%
1–2 Years	56.4
2–3 Years	41.4
3–4 Years	1.2

The table reflects the fund’s investments, except for short-term investments.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

7

Short-Term Treasury Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
United States Treasury Note/Bond	1.125%	6/30/21	101,272	102,094
United States Treasury Note/Bond	1.125%	7/31/21	10,920	11,017
United States Treasury Note/Bond	2.125%	8/15/21	9,704	9,886
United States Treasury Note/Bond	2.750%	9/15/21	24,606	25,271
United States Treasury Note/Bond	1.125%	9/30/21	132,794	134,184
United States Treasury Note/Bond	1.500%	9/30/21	36,817	37,352
United States Treasury Note/Bond	2.125%	9/30/21	47,600	48,619
United States Treasury Note/Bond	2.875%	10/15/21	197,875	203,904
United States Treasury Note/Bond	1.250%	10/31/21	267,015	270,435
United States Treasury Note/Bond	1.500%	10/31/21	45,274	45,988
United States Treasury Note/Bond	2.000%	10/31/21	230,815	235,791
United States Treasury Note/Bond	2.000%	11/15/21	2,150	2,198
United States Treasury Note/Bond	2.875%	11/15/21	226,210	233,632
United States Treasury Note/Bond	8.000%	11/15/21	21,340	23,337
United States Treasury Note/Bond	1.500%	11/30/21	66,000	67,114
United States Treasury Note/Bond	1.750%	11/30/21	28,142	28,705
United States Treasury Note/Bond	1.875%	11/30/21	161,995	165,488
United States Treasury Note/Bond	2.625%	12/15/21	258,635	266,880
United States Treasury Note/Bond	2.000%	12/31/21	136,210	139,573
United States Treasury Note/Bond	2.125%	12/31/21	95,165	97,663
United States Treasury Note/Bond	2.500%	1/15/22	88,430	91,277
United States Treasury Note/Bond	1.375%	1/31/22	177,525	180,603
United States Treasury Note/Bond	1.500%	1/31/22	154,735	157,684
United States Treasury Note/Bond	1.875%	1/31/22	97,527	99,905
United States Treasury Note/Bond	2.000%	2/15/22	31,394	32,238
United States Treasury Note/Bond	2.500%	2/15/22	204,035	211,017
United States Treasury Note/Bond	1.125%	2/28/22	678,665	688,635
United States Treasury Note/Bond	1.750%	2/28/22	10,063	10,304
United States Treasury Note/Bond	1.875%	2/28/22	38,419	39,409
United States Treasury Note/Bond	2.375%	3/15/22	10,055	10,399
United States Treasury Note/Bond	0.375%	3/31/22	44,200	44,366
United States Treasury Note/Bond	1.750%	3/31/22	200,267	205,306
United States Treasury Note/Bond	1.875%	3/31/22	172,113	176,793
United States Treasury Note/Bond	2.250%	4/15/22	1,190	1,231
United States Treasury Note/Bond	0.125%	4/30/22	934,705	934,555
United States Treasury Note/Bond	1.750%	4/30/22	2	2
United States Treasury Note/Bond	1.875%	4/30/22	603	620
United States Treasury Note/Bond	1.750%	5/15/22	15	15
United States Treasury Note/Bond	0.125%	5/31/22	175,795	175,740

8

Short-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	5/31/22	243,986	250,810
United States Treasury Note/Bond	1.875%	5/31/22	27,695	28,530
United States Treasury Note/Bond	1.750%	6/15/22	197,405	203,049
United States Treasury Note/Bond	0.125%	6/30/22	124,470	124,431
United States Treasury Note/Bond	1.750%	6/30/22	124,744	128,389
United States Treasury Note/Bond	2.125%	6/30/22	38,359	39,743
United States Treasury Note/Bond	1.750%	7/15/22	133,730	137,742
United States Treasury Note/Bond	0.125%	7/31/22	162,685	162,635
United States Treasury Note/Bond	1.875%	7/31/22	190,280	196,554
United States Treasury Note/Bond	2.000%	7/31/22	159,880	165,525
United States Treasury Note/Bond	1.500%	8/15/22	233,220	239,414
United States Treasury Note/Bond	1.625%	8/15/22	124,107	127,695
United States Treasury Note/Bond	7.250%	8/15/22	2,525	2,873
United States Treasury Note/Bond	0.125%	8/31/22	159,540	159,514
United States Treasury Note/Bond	1.625%	8/31/22	191,225	196,872
United States Treasury Note/Bond	1.875%	8/31/22	54,582	56,459
United States Treasury Note/Bond	1.500%	9/15/22	97,989	100,699
United States Treasury Note/Bond	1.750%	9/30/22	61,750	63,805
United States Treasury Note/Bond	1.875%	9/30/22	87,452	90,595
United States Treasury Note/Bond	1.375%	10/15/22	192,083	197,066
United States Treasury Note/Bond	1.875%	10/31/22	95,824	99,402
United States Treasury Note/Bond	2.000%	10/31/22	57,966	60,285
United States Treasury Note/Bond	1.625%	11/15/22	283,990	293,220
United States Treasury Note/Bond	2.000%	11/30/22	235,245	245,022
United States Treasury Note/Bond	1.625%	12/15/22	259,115	267,940
United States Treasury Note/Bond	2.125%	12/31/22	75,640	79,115
United States Treasury Note/Bond	1.500%	1/15/23	166,770	172,138
United States Treasury Note/Bond	1.750%	1/31/23	77,905	80,924
United States Treasury Note/Bond	2.375%	1/31/23	34,680	36,544
United States Treasury Note/Bond	1.375%	2/15/23	256,985	264,736
United States Treasury Note/Bond	2.000%	2/15/23	225,635	235,859
United States Treasury Note/Bond	1.500%	2/28/23	130,902	135,320
United States Treasury Note/Bond	2.625%	2/28/23	148,900	158,114
United States Treasury Note/Bond	0.500%	3/15/23	171,060	172,610
United States Treasury Note/Bond	1.500%	3/31/23	105,660	109,358
United States Treasury Note/Bond	2.500%	3/31/23	131,300	139,259
United States Treasury Note/Bond	0.250%	4/15/23	344,820	345,789
United States Treasury Note/Bond	1.625%	4/30/23	45,230	47,004
United States Treasury Note/Bond	2.750%	4/30/23	25,400	27,154
United States Treasury Note/Bond	0.125%	5/15/23	347,655	347,439
United States Treasury Note/Bond	1.750%	5/15/23	104,395	108,913
United States Treasury Note/Bond	1.625%	5/31/23	36,775	38,263
United States Treasury Note/Bond	2.750%	5/31/23	79,015	84,645
United States Treasury Note/Bond	0.250%	6/15/23	213,000	213,599
United States Treasury Note/Bond	1.375%	6/30/23	170,020	175,891
United States Treasury Note/Bond	2.625%	6/30/23	56,910	60,885
United States Treasury Note/Bond	0.125%	7/15/23	247,490	247,297
United States Treasury Note/Bond	1.250%	7/31/23	44,747	46,174
United States Treasury Note/Bond	2.750%	7/31/23	66,037	71,021
United States Treasury Note/Bond	0.125%	8/15/23	316,460	316,213
United States Treasury Note/Bond	2.500%	8/15/23	81,420	87,056
United States Treasury Note/Bond	6.250%	8/15/23	10,525	12,410
United States Treasury Note/Bond	1.375%	8/31/23	56,515	58,564
United States Treasury Note/Bond	2.750%	8/31/23	66,499	71,653

9

Short-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	9/30/23	105,340	109,273
United States Treasury Note/Bond	2.875%	9/30/23	40,000	43,338
Total U.S. Government and Agency Obligations (Cost $12,789,783)				12,944,057

			Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1] Vanguard Market Liquidity Fund (Cost $49,728)	0.147%		497,295	49,730
Total Investments (100.0%) (Cost $12,839,511)				12,993,787
Other Assets and Liabilities—Net (0.0%)				(2,246)
Net Assets (100%)				12,991,541

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Short-Term Treasury Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $12,789,783)	12,944,057
Affiliated Issuers (Cost $49,728)	49,730
Total Investments in Securities	12,993,787
Investment in Vanguard	549
Cash	1
Receivables for Investment Securities Sold	730,539
Receivables for Accrued Income	38,428
Receivables for Capital Shares Issued	4,896
Total Assets	13,768,200
Liabilities
Payables for Investment Securities Purchased	766,836
Payables for Capital Shares Redeemed	8,971
Payables for Distributions	506
Payables to Vanguard	346
Total Liabilities	776,659
Net Assets	12,991,541

At August 31, 2020, net assets consisted of:

Paid-in Capital	12,767,404
Total Distributable Earnings (Loss)	224,137
Net Assets	12,991,541

ETF Shares—Net Assets
Applicable to 147,113,339 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,139,523
Net Asset Value Per Share—ETF Shares	$62.13

Admiral Shares—Net Assets
Applicable to 132,663,229 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,747,540
Net Asset Value Per Share—Admiral Shares	$20.71

Institutional Shares—Net Assets
Applicable to 42,448,799 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,104,478
Net Asset Value Per Share—Institutional Shares	$26.02

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	163,412
Total Income	163,412
Expenses
The Vanguard Group—Note B
Investment Advisory Services	294
Management and Administrative—ETF Shares	2,693
Management and Administrative—Admiral Shares	1,228
Management and Administrative—Institutional Shares	385
Marketing and Distribution—ETF Shares	431
Marketing and Distribution—Admiral Shares	148
Marketing and Distribution—Institutional Shares	42
Custodian Fees	14
Auditing Fees	47
Shareholders’ Reports—ETF Shares	148
Shareholders’ Reports—Admiral Shares	14
Shareholders’ Reports—Institutional Shares	56
Trustees’ Fees and Expenses	6
Total Expenses	5,506
Net Investment Income	157,906
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	116,819
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	45,925
Net Increase (Decrease) in Net Assets Resulting from Operations	320,650

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $275,000, ($66,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $26,257,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	157,906	163,089
Realized Net Gain (Loss)	116,819	6,115
Change in Unrealized Appreciation (Depreciation)	45,925	142,644
Net Increase (Decrease) in Net Assets Resulting from Operations	320,650	311,848
Distributions[1]
ETF Shares	(112,729)	(107,243)
Admiral Shares	(31,855)	(31,993)
Institutional Shares	(16,661)	(18,801)
Total Distributions	(161,245)	(158,037)
Capital Share Transactions
ETF Shares	3,696,728	2,148,726
Admiral Shares	1,119,921	637,339
Institutional Shares	111,617	447,152
Net Increase (Decrease) from Capital Share Transactions	4,928,266	3,233,217
Total Increase (Decrease)	5,087,671	3,387,028
Net Assets
Beginning of Period	7,903,870	4,516,842
End of Period	12,991,541	7,903,870

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$61.12	$59.89	$60.86	$61.14	$61.03
Investment Operations
Net Investment Income	.956[1]	1.430[1]	.965[1]	.614[1]	.478
Net Realized and Unrealized Gain (Loss) on Investments	1.115	1.165	(1.062)	(.311)	.118
Total from Investment Operations	2.071	2.595	(.097)	.303	.596
Distributions
Dividends from Net Investment Income	(1.061)	(1.365)	(.873)	(.573)	(.462)
Distributions from Realized Capital Gains	—	—	—	(.010)	(.024)
Total Distributions	(1.061)	(1.365)	(.873)	(.583)	(.486)
Net Asset Value, End of Period	$62.13	$61.12	$59.89	$60.86	$61.14

Total Return	3.43%	4.39%	-0.15%	0.50%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,140	$5,334	$3,080	$1,832	$908
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.55%	2.37%	1.61%	1.01%	0.80%
Portfolio Turnover Rate[2]	67%	55%	67%	60%	73%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$20.35	$19.95	$20.29	$20.38	$20.35
Investment Operations
Net Investment Income	.312 [1]	.472 [1]	.324 [1]	.202 [1]	.158
Net Realized and Unrealized Gain (Loss) on Investments	.375	.384	(.358)	(.096)	.040
Total from Investment Operations	.687	.856	(.034)	.106	.198
Distributions
Dividends from Net Investment Income	(.327)	(.456)	(.306)	(.193)	(.160)
Distributions from Realized Capital Gains	—	—	—	(.003)	(.008)
Total Distributions	(.327)	(.456)	(.306)	(.196)	(.168)
Net Asset Value, End of Period	$20.71	$20.35	$19.95	$20.29	$20.38

Total Return[2]	3.41%	4.34%	-0.16%	0.53%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,748	$1,596	$929	$507	$364
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.52%	2.35%	1.61%	1.01%	0.80%
Portfolio Turnover Rate[3]	67%	55%	67%	60%	73%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$25.57	$25.06	$25.49	$25.60	$25.57
Investment Operations
Net Investment Income	.421 [1]	.598 [1]	.425 [1]	.260 [1]	.207
Net Realized and Unrealized Gain (Loss) on Investments	.445	.490	(.467)	(.117)	.042
Total from Investment Operations	.866	1.088	(.042)	.143	.249
Distributions
Dividends from Net Investment Income	(.416)	(.578)	(.388)	(. 249)	(. 209)
Distributions from Realized Capital Gains	—	—	—	(.004)	(.010)
Total Distributions	(.416)	(.578)	(.388)	(.253)	(.219)
Net Asset Value, End of Period	$26.02	$25.57	$25.06	$25.49	$25.60

Total Return	3.42%	4.40%	-0.16%	0.56%	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,104	$974	$508	$208	$92
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.63%	2.37%	1.63%	1.03%	0.82%
Portfolio Turnover Rate[2]	67%	55%	67%	60%	73%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered

17

Short-Term Treasury Index Fund

Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $549,000, representing less than 0.01% of the fund’s net assets and 0.22% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18

Short-Term Treasury Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	12,944,057	—	12,944,057
Temporary Cash Investments	49,730	—	—	49,730
Total	49,730	12,944,057	—	12,993,787

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	30,802
Total Distributable Earnings (Loss)	(30,802)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales, and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	50,609
Undistributed Long-term Gains	19,758
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	154,276

19

Short-Term Treasury Index Fund

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	161,245	158,037
Long-Term Capital Gains	—	—
Total	161,245	158,037

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	12,839,511
Gross Unrealized Appreciation	154,911
Gross Unrealized Depreciation	(635)
Net Unrealized Appreciation (Depreciation)	154,276

E.  During the year ended August 31, 2020, the fund purchased $12,967,210,000 of investment securities and sold $8,037,295,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,902,146,000 and $1,264,983,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $2,129,776,000 and $0, respectively; these amounts are included in the purchases and sales of investment securities noted above.

20

Short-Term Treasury Index Fund

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	4,979,354	80,688	4,617,915	76,876
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,282,626)	(20,850)	(2,469,189)	(41,025)
Net Increase (Decrease)—ETF Shares	3,696,728	59,838	2,148,726	35,851
Admiral Shares
Issued	2,327,381	112,804	1,331,656	66,414
Issued in Lieu of Cash Distributions	24,666	1,202	23,999	1,193
Redeemed	(1,232,126)	(59,776)	(718,316)	(35,725)
Net Increase (Decrease)—Admiral Shares	1,119,921	54,230	637,339	31,882
Institutional Shares
Issued	587,617	22,789	756,162	30,031
Issued in Lieu of Cash Distributions	14,867	578	16,091	637
Redeemed	(490,867)	(19,004)	(325,101)	(12,864)
Net Increase (Decrease)—Institutional Shares	111,617	4,363	447,152	17,804

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

21

Intermediate-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	6.76%	3.62%	3.07%	$13,526
Intermediate-Term Treasury Index Fund ETF Shares Market Price	6.74	3.60	3.06	13,522
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	6.90	3.68	3.16	13,651
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index: Bloomberg Barclays U.S. 3–10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index thereafter.

   See Financial Highlights for dividend and capital gains information.

22

Intermediate-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Index Fund Admiral Shares	6.76%	3.61%	3.06%	$13,520
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	6.90	3.68	3.16	13,651
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Index Fund Institutional Shares	6.76%	3.63%	3.09%	$6,779,498
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	6.90	3.68	3.16	6,825,729
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	7,185,953

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Intermediate-Term Treasury Index Fund ETF Shares Market Price	6.74%	19.37%	35.22%
Intermediate-Term Treasury Index Fund ETF Shares Net Asset Value	6.76	19.43	35.26
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year Index	6.90	19.82	36.51

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

23

Intermediate-Term Treasury Index Fund

Distribution by Stated Maturity

As of August 31, 2020

0–2 Years	0.0%
2–4 Years	21.9
4–6 Years	41.9
6–8 Years	22.8
8–10 Years	13.4

The table reflects the fund’s investments, except for short-term investments.

24

Intermediate-Term Treasury Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
United States Treasury Note/Bond	8.125%	5/15/21	220	232
United States Treasury Note/Bond	8.125%	8/15/21	245	263
United States Treasury Note/Bond	7.625%	11/15/22	2,075	2,414
United States Treasury Note/Bond	7.125%	2/15/23	6,628	7,755
United States Treasury Note/Bond	2.875%	9/30/23	32,400	35,103
United States Treasury Note/Bond	1.625%	10/31/23	50,095	52,396
United States Treasury Note/Bond	2.875%	10/31/23	144,745	157,116
United States Treasury Note/Bond	2.750%	11/15/23	108,400	117,343
United States Treasury Note/Bond	2.125%	11/30/23	71,995	76,539
United States Treasury Note/Bond	2.875%	11/30/23	75,665	82,286
United States Treasury Note/Bond	2.250%	12/31/23	45,809	48,966
United States Treasury Note/Bond	2.625%	12/31/23	78,795	85,197
United States Treasury Note/Bond	2.250%	1/31/24	78,493	84,024
United States Treasury Note/Bond	2.500%	1/31/24	91,190	98,386
United States Treasury Note/Bond	2.750%	2/15/24	182,160	198,298
United States Treasury Note/Bond	2.125%	2/29/24	50,494	53,910
United States Treasury Note/Bond	2.375%	2/29/24	85,130	91,635
United States Treasury Note/Bond	2.125%	3/31/24	189,478	202,563
United States Treasury Note/Bond	2.000%	4/30/24	47,715	50,861
United States Treasury Note/Bond	2.250%	4/30/24	88,866	95,531
United States Treasury Note/Bond	2.500%	5/15/24	184,062	199,707
United States Treasury Note/Bond	2.000%	5/31/24	169,485	180,846
United States Treasury Note/Bond	1.750%	6/30/24	98,185	103,953
United States Treasury Note/Bond	2.000%	6/30/24	47,347	50,587
United States Treasury Note/Bond	1.750%	7/31/24	81,905	86,819
United States Treasury Note/Bond	2.125%	7/31/24	63,748	68,509
United States Treasury Note/Bond	2.375%	8/15/24	122,582	133,039
United States Treasury Note/Bond	1.250%	8/31/24	85,710	89,232
United States Treasury Note/Bond	1.875%	8/31/24	82,905	88,384
United States Treasury Note/Bond	1.500%	9/30/24	85,474	89,908
United States Treasury Note/Bond	2.125%	9/30/24	49,501	53,322
United States Treasury Note/Bond	1.500%	10/31/24	111,191	117,046
United States Treasury Note/Bond	2.250%	10/31/24	54,050	58,577
United States Treasury Note/Bond	2.250%	11/15/24	169,221	183,525
United States Treasury Note/Bond	7.500%	11/15/24	6,573	8,568
United States Treasury Note/Bond	1.500%	11/30/24	92,760	97,746
United States Treasury Note/Bond	2.125%	11/30/24	76,230	82,328
United States Treasury Note/Bond	1.750%	12/31/24	64,275	68,463

25

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	12/31/24	76,990	83,654
United States Treasury Note/Bond	1.375%	1/31/25	84,160	88,342
United States Treasury Note/Bond	2.500%	1/31/25	37,185	40,869
United States Treasury Note/Bond	2.000%	2/15/25	136,463	147,061
United States Treasury Note/Bond	7.625%	2/15/25	3,300	4,378
United States Treasury Note/Bond	1.125%	2/28/25	112,685	117,139
United States Treasury Note/Bond	2.750%	2/28/25	76,658	85,235
United States Treasury Note/Bond	0.500%	3/31/25	96,300	97,383
United States Treasury Note/Bond	2.625%	3/31/25	60,157	66,643
United States Treasury Note/Bond	0.375%	4/30/25	178,080	179,026
United States Treasury Note/Bond	2.875%	4/30/25	24,274	27,217
United States Treasury Note/Bond	2.125%	5/15/25	140,995	153,266
United States Treasury Note/Bond	0.250%	5/31/25	132,870	132,829
United States Treasury Note/Bond	2.875%	5/31/25	56,680	63,668
United States Treasury Note/Bond	0.250%	6/30/25	110,820	110,716
United States Treasury Note/Bond	2.750%	6/30/25	54,225	60,681
United States Treasury Note/Bond	0.250%	7/31/25	83,100	83,009
United States Treasury Note/Bond	2.875%	7/31/25	153,355	172,788
United States Treasury Note/Bond	2.000%	8/15/25	91,425	99,139
United States Treasury Note/Bond	6.875%	8/15/25	23,898	31,613
United States Treasury Note/Bond	0.250%	8/31/25	121,575	121,443
United States Treasury Note/Bond	2.750%	8/31/25	63,320	71,067
United States Treasury Note/Bond	3.000%	9/30/25	43,920	49,918
United States Treasury Note/Bond	3.000%	10/31/25	54,695	62,258
United States Treasury Note/Bond	2.250%	11/15/25	171,380	188,599
United States Treasury Note/Bond	2.875%	11/30/25	64,770	73,423
United States Treasury Note/Bond	2.625%	12/31/25	59,920	67,223
United States Treasury Note/Bond	2.625%	1/31/26	73,325	82,376
United States Treasury Note/Bond	1.625%	2/15/26	225,785	241,484
United States Treasury Note/Bond	6.000%	2/15/26	13,075	17,063
United States Treasury Note/Bond	2.500%	2/28/26	425	475
United States Treasury Note/Bond	2.250%	3/31/26	71,440	78,963
United States Treasury Note/Bond	2.375%	4/30/26	72,685	80,930
United States Treasury Note/Bond	1.625%	5/15/26	155,020	166,065
United States Treasury Note/Bond	2.125%	5/31/26	54,973	60,479
United States Treasury Note/Bond	1.875%	6/30/26	66,300	72,050
United States Treasury Note/Bond	1.875%	7/31/26	83,445	90,733
United States Treasury Note/Bond	1.500%	8/15/26	196,842	209,668
United States Treasury Note/Bond	6.750%	8/15/26	5,954	8,187
United States Treasury Note/Bond	1.375%	8/31/26	21,910	23,183
United States Treasury Note/Bond	1.625%	9/30/26	62,249	66,821
United States Treasury Note/Bond	1.625%	10/31/26	86,000	92,343
United States Treasury Note/Bond	2.000%	11/15/26	129,710	142,276
United States Treasury Note/Bond	6.500%	11/15/26	8,000	10,990
United States Treasury Note/Bond	1.625%	11/30/26	69,290	74,433
United States Treasury Note/Bond	1.750%	12/31/26	40,795	44,161
United States Treasury Note/Bond	1.500%	1/31/27	74,515	79,533
United States Treasury Note/Bond	2.250%	2/15/27	143,739	160,292
United States Treasury Note/Bond	6.625%	2/15/27	3,015	4,202
United States Treasury Note/Bond	1.125%	2/28/27	69,329	72,341
United States Treasury Note/Bond	0.625%	3/31/27	86,900	87,851
United States Treasury Note/Bond	0.500%	4/30/27	100,935	101,171
United States Treasury Note/Bond	2.375%	5/15/27	143,835	161,994

26

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.500%	5/31/27	103,895	104,074
United States Treasury Note/Bond	0.500%	6/30/27	100,435	100,561
United States Treasury Note/Bond	0.375%	7/31/27	103,125	102,335
United States Treasury Note/Bond	2.250%	8/15/27	152,080	170,424
United States Treasury Note/Bond	6.375%	8/15/27	3,000	4,212
United States Treasury Note/Bond	0.500%	8/31/27	114,250	114,285
United States Treasury Note/Bond	2.250%	11/15/27	138,410	155,495
United States Treasury Note/Bond	6.125%	11/15/27	11,800	16,514
United States Treasury Note/Bond	2.750%	2/15/28	103,665	120,511
United States Treasury Note/Bond	2.875%	5/15/28	117,957	138,636
United States Treasury Note/Bond	2.875%	8/15/28	143,483	169,175
United States Treasury Note/Bond	5.500%	8/15/28	103,412	143,162
United States Treasury Note/Bond	3.125%	11/15/28	150,263	180,762
United States Treasury Note/Bond	5.250%	11/15/28	27,450	37,752
United States Treasury Note/Bond	2.625%	2/15/29	147,130	171,545
United States Treasury Note/Bond	5.250%	2/15/29	33,007	45,684
United States Treasury Note/Bond	2.375%	5/15/29	165,994	190,581
United States Treasury Note/Bond	1.625%	8/15/29	133,968	145,438
United States Treasury Note/Bond	6.125%	8/15/29	17,510	25,923
United States Treasury Note/Bond	1.750%	11/15/29	153,020	168,034
United States Treasury Note/Bond	1.500%	2/15/30	166,474	179,089
United States Treasury Note/Bond	0.625%	5/15/30	205,185	203,743
United States Treasury Note/Bond	6.250%	5/15/30	5,000	7,628
United States Treasury Note/Bond	0.625%	8/15/30	94,100	93,306
Total U.S. Government and Agency Obligations (Cost $10,215,402)				10,798,897

			Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1] Vanguard Market Liquidity Fund (Cost $41,420)	0.147%		414,206	41,421
Total Investments (100.0%) (Cost $10,256,822)				10,840,318
Other Assets and Liabilities—Net (0.0%)				4,638
Net Assets (100%)				10,844,956

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Intermediate-Term Treasury Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $10,215,402)	10,798,897
Affiliated Issuers (Cost $41,420)	41,421
Total Investments in Securities	10,840,318
Investment in Vanguard	464
Receivables for Investment Securities Sold	289,928
Receivables for Accrued Income	38,364
Receivables for Capital Shares Issued	10,228
Total Assets	11,179,302
Liabilities
Due to Custodian	5
Payables for Investment Securities Purchased	329,381
Payables for Capital Shares Redeemed	3,951
Payables for Distributions	717
Payables to Vanguard	292
Total Liabilities	334,346
Net Assets	10,844,956

At August 31, 2020, net assets consisted of:

Paid-in Capital	10,196,585
Total Distributable Earnings (Loss)	648,371
Net Assets	10,844,956

ETF Shares—Net Assets
Applicable to 92,916,967 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,546,724
Net Asset Value Per Share—ETF Shares	$70.46

Admiral Shares—Net Assets
Applicable to 115,237,104 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,739,843
Net Asset Value Per Share—Admiral Shares	$23.78

Institutional Shares—Net Assets
Applicable to 52,816,910 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,558,389
Net Asset Value Per Share—Institutional Shares	$29.51

See accompanying Notes, which are an integral part of the Financial Statements.

28

Intermediate-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	165,000
Total Income	165,000
Expenses
The Vanguard Group—Note B
Investment Advisory Services	258
Management and Administrative—ETF Shares	1,893
Management and Administrative—Admiral Shares	1,298
Management and Administrative—Institutional Shares	572
Marketing and Distribution—ETF Shares	325
Marketing and Distribution—Admiral Shares	158
Marketing and Distribution—Institutional Shares	55
Custodian Fees	17
Auditing Fees	47
Shareholders’ Reports—ETF Shares	229
Shareholders’ Reports—Admiral Shares	20
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	5
Total Expenses	4,880
Net Investment Income	160,120
Realized Net Gain (Loss) on Investment Securities Sold[1,2]	166,294
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	244,806
Net Increase (Decrease) in Net Assets Resulting from Operations	571,220

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $168,000, ($30,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $83,070,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Intermediate-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	160,120	133,484
Realized Net Gain (Loss)	166,294	15,651
Change in Unrealized Appreciation (Depreciation)	244,806	432,052
Net Increase (Decrease) in Net Assets Resulting from Operations	571,220	581,187
Distributions[1]
ETF Shares	(96,073)	(80,241)
Admiral Shares	(39,783)	(34,323)
Institutional Shares	(24,641)	(15,996)
Total Distributions	(160,497)	(130,560)
Capital Share Transactions
ETF Shares	1,955,597	1,395,386
Admiral Shares	750,787	667,745
Institutional Shares	305,818	735,266
Net Increase (Decrease) from Capital Share Transactions	3,012,202	2,798,397
Total Increase (Decrease)	3,422,925	3,249,024
Net Assets
Beginning of Period	7,422,031	4,173,007
End of Period	10,844,956	7,422,031

1	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Intermediate-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$67.26	$62.67	$65.29	$66.54	$64.80
Investment Operations
Net Investment Income	1.239[1]	1.515[1]	1.250[1]	1.043[1]	1.035
Net Realized and Unrealized Gain (Loss) on Investments	3.248	4.552	(2.691)	(1.201)	1.770
Total from Investment Operations	4.487	6.067	(1.441)	(.158)	2.805
Distributions
Dividends from Net Investment Income	(1.287)	(1.477)	(1.179)	(1.011)	(1.038)
Distributions from Realized Capital Gains	—	—	—	(.081)	(.027)
Total Distributions	(1.287)	(1.477)	(1.179)	(1.092)	(1.065)
Net Asset Value, End of Period	$70.46	$67.26	$62.67	$65.29	$66.54

Total Return	6.76%	9.84%	-2.21%	-0.21%	4.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,547	$4,353	$2,680	$1,329	$908
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.80%	2.36%	1.97%	1.61%	1.61%
Portfolio Turnover Rate[2]	28%	29%	31%	32%	37%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Intermediate-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.68	$21.13	$22.03	$22.45	$21.86
Investment Operations
Net Investment Income	.416[1]	.507[1]	.418[1]	.351[1]	.349
Net Realized and Unrealized Gain (Loss) on Investments	1.101	1.540	(.911)	(.400)	.601
Total from Investment Operations	1.517	2.047	(.493)	(.049)	.950
Distributions
Dividends from Net Investment Income	(.417)	(.497)	(.407)	(.344)	(.351)
Distributions from Realized Capital Gains	—	—	—	(.027)	(.009)
Total Distributions	(.417)	(.497)	(.407)	(.371)	(.360)
Net Asset Value, End of Period	$23.78	$22.68	$21.13	$22.03	$22.45

Total Return[2]	6.76%	9.83%	-2.24%	-0.19%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,740	$1,887	$1,104	$874	$710
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	1.79%	2.34%	1.97%	1.61%	1.61%
Portfolio Turnover Rate[3]	28%	29%	31%	32%	37%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Intermediate-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.15	$26.23	$27.33	$27.86	$27.12
Investment Operations
Net Investment Income	.527[1]	.634[1]	.524[1]	.441[1]	.437
Net Realized and Unrealized Gain (Loss) on Investments	1.355	1.908	(1.114)	(.507)	.752
Total from Investment Operations	1.882	2.542	(.590)	(.066)	1.189
Distributions
Dividends from Net Investment Income	(.522)	(.622)	(.510)	(.430)	(.438)
Distributions from Realized Capital Gains	—	—	—	(.034)	(.011)
Total Distributions	(.522)	(.622)	(.510)	(.464)	(.449)
Net Asset Value, End of Period	$29.51	$28.15	$26.23	$27.33	$27.86

Total Return	6.76%	9.83%	-2.16%	-0.21%	4.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,558	$1,183	$390	$336	$272
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	1.83%	2.36%	1.99%	1.63%	1.63%
Portfolio Turnover Rate[2]	28%	29%	31%	32%	37%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Intermediate-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and

34

Intermediate-Term Treasury Index Fund

Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $464,000, representing less than 0.01%of the fund’s net assets and 0.19% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

35

Intermediate-Term Treasury Index Fund

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	10,798,897	—	10,798,897
Temporary Cash Investments	41,421	—	—	41,421
Total Assets	41,421	10,798,897	—	10,840,318

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	87,045
Total Distributable Earnings (Loss)	(87,045)

36

Intermediate-Term Treasury Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	25,162
Undistributed Long-Term Gains	40,430
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	583,496

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	160,497	130,560
Long-Term Capital Gains	—	—
Total	160,497	130,560

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	10,256,822
Gross Unrealized Appreciation	586,815
Gross Unrealized Depreciation	(3,319)
Net Unrealized Appreciation (Depreciation)	583,496

37

Intermediate-Term Treasury Index Fund

E.  During the year ended August 31, 2020, the fund purchased $6,530,201,000 of investment securities and sold $3,513,038,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,967,765,000 and $1,034,435,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $7,720,000 and $1,991,035,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

F.  Capital share transactions for each class of shares were:

	Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,000,182	43,309	1,981,634	31,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,044,585)	(15,100)	(586,248)	(9,175)
Net Increase (Decrease)—ETF Shares	1,955,597	28,209	1,395,386	21,950
Admiral Shares
Issued	1,763,881	75,468	1,148,062	53,224
Issued in Lieu of Cash Distributions	33,570	1,450	28,925	1,333
Redeemed	(1,046,664)	(44,861)	(509,242)	(23,608)
Net Increase (Decrease)—Admiral Shares	750,787	32,057	667,745	30,949
Institutional Shares
Issued	637,472	22,246	849,876	31,471
Issued in Lieu of Cash Distributions	20,929	729	14,002	519
Redeemed	(352,583)	(12,178)	(128,612)	(4,827)
Net Increase (Decrease)—Institutional Shares	305,818	10,797	735,266	27,163

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

38

Long-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Treasury Index Fund ETF Shares Net Asset Value	12.02%	8.36%	6.83%	$19,362
Long-Term Treasury Index Fund ETF Shares Market Price	12.09	8.36	6.83	19,362
Spliced Bloomberg Barclays U.S. Long Treasury Index	13.00	8.47	7.00	19,664
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Spliced Bloomberg Barclays U.S. Long Treasury Index: Bloomberg Barclays U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Long Treasury Bond Index thereafter.

See Financial Highlights for dividend and capital gains information.

39

Long-Term Treasury Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Treasury Index Fund Admiral Shares	12.00%	8.36%	6.83%	$19,357
Spliced Bloomberg Barclays U.S. Long Treasury Index	13.00	8.47	7.00	19,664
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Long-Term Treasury Index Fund Institutional Shares	12.03%	8.39%	6.86%	$9,706,828
Spliced Bloomberg Barclays U.S. Long Treasury Index	13.00	8.47	7.00	9,832,018
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	7,185,953

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Long-Term Treasury Index Fund ETF Shares Market Price	12.09%	49.40%	93.62%
Long-Term Treasury Index Fund ETF Shares Net Asset Value	12.02	49.42	93.62
Spliced Bloomberg Barclays U.S. Long Treasury Index	13.00	50.18	96.64

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

40

Long-Term Treasury Index Fund

Distribution by Stated Maturity

As of August 31, 2020

0–10 Years	0.5%
10–15 Years	0.2
15–20 Years	14.1
20–25 Years	33.6
25–30 Years	51.6

The table reflects the fund’s investments, except for short-term investments.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

41

Long-Term Treasury Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (99.5%)
United States Treasury Note/Bond	6.250%	5/15/30	11,047	16,854
United States Treasury Note/Bond	0.625%	8/15/30	6,930	6,872
United States Treasury Note/Bond	5.375%	2/15/31	5,595	8,235
United States Treasury Note/Bond	4.500%	2/15/36	36,152	54,538
United States Treasury Note/Bond	4.750%	2/15/37	14,825	23,266
United States Treasury Note/Bond	5.000%	5/15/37	8,771	14,163
United States Treasury Note/Bond	4.375%	2/15/38	9,377	14,364
United States Treasury Note/Bond	4.500%	5/15/38	14,390	22,377
United States Treasury Note/Bond	3.500%	2/15/39	38,300	53,465
United States Treasury Note/Bond	4.250%	5/15/39	25,667	39,147
United States Treasury Note/Bond	4.500%	8/15/39	24,709	38,839
United States Treasury Note/Bond	4.375%	11/15/39	45,139	70,099
United States Treasury Note/Bond	4.625%	2/15/40	47,139	75,482
United States Treasury Note/Bond	1.125%	5/15/40	147,045	144,288
United States Treasury Note/Bond	4.375%	5/15/40	31,130	48,597
United States Treasury Note/Bond	1.125%	8/15/40	56,910	55,612
United States Treasury Note/Bond	3.875%	8/15/40	47,627	70,123
United States Treasury Note/Bond	4.250%	11/15/40	29,416	45,420
United States Treasury Note/Bond	4.750%	2/15/41	36,018	59,075
United States Treasury Note/Bond	4.375%	5/15/41	31,693	49,838
United States Treasury Note/Bond	3.750%	8/15/41	38,192	55,712
United States Treasury Note/Bond	3.125%	11/15/41	34,214	45,911
United States Treasury Note/Bond	3.125%	2/15/42	36,802	49,481
United States Treasury Note/Bond	3.000%	5/15/42	33,768	44,558
United States Treasury Note/Bond	2.750%	8/15/42	49,983	63,557
United States Treasury Note/Bond	2.750%	11/15/42	63,392	80,518
United States Treasury Note/Bond	3.125%	2/15/43	62,687	84,295
United States Treasury Note/Bond	2.875%	5/15/43	92,587	119,944
United States Treasury Note/Bond	3.625%	8/15/43	76,294	110,459
United States Treasury Note/Bond	3.750%	11/15/43	84,621	124,789
United States Treasury Note/Bond	3.625%	2/15/44	91,140	132,196
United States Treasury Note/Bond	3.375%	5/15/44	76,308	106,915
United States Treasury Note/Bond	3.125%	8/15/44	97,006	131,034
United States Treasury Note/Bond	3.000%	11/15/44	93,608	124,132
United States Treasury Note/Bond	2.500%	2/15/45	104,040	127,042
United States Treasury Note/Bond	3.000%	5/15/45	86,914	115,500
United States Treasury Note/Bond	2.875%	8/15/45	45,212	58,952
United States Treasury Note/Bond	3.000%	11/15/45	64,173	85,560
United States Treasury Note/Bond	2.500%	2/15/46	93,367	114,345
United States Treasury Note/Bond	2.500%	5/15/46	92,737	113,675

42

Long-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	8/15/46	104,286	122,210
United States Treasury Note/Bond	2.875%	11/15/46	85,539	112,269
United States Treasury Note/Bond	3.000%	2/15/47	88,151	118,384
United States Treasury Note/Bond	3.000%	5/15/47	103,669	139,353
United States Treasury Note/Bond	2.750%	8/15/47	90,470	116,650
United States Treasury Note/Bond	2.750%	11/15/47	105,355	136,023
United States Treasury Note/Bond	3.000%	2/15/48	94,967	128,235
United States Treasury Note/Bond	3.125%	5/15/48	105,217	145,397
United States Treasury Note/Bond	3.000%	8/15/48	100,782	136,528
United States Treasury Note/Bond	3.375%	11/15/48	102,282	147,957
United States Treasury Note/Bond	3.000%	2/15/49	116,854	158,866
United States Treasury Note/Bond	2.875%	5/15/49	75,415	100,432
United States Treasury Note/Bond	2.250%	8/15/49	133,370	157,731
United States Treasury Note/Bond	2.375%	11/15/49	156,026	189,498
United States Treasury Note/Bond	2.000%	2/15/50	218,932	246,264
United States Treasury Note/Bond	1.250%	5/15/50	155,169	146,222
United States Treasury Note/Bond	1.375%	8/15/50	48,970	47,669
Total U.S. Government and Agency Obligations (Cost $4,574,294)				5,148,917

		Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
[1] Vanguard Market Liquidity Fund (Cost $34,963)	0.147%	349,625	34,963
Total Investments (100.2%) (Cost $4,609,257)			5,183,880
Other Assets and Liabilities—Net (-0.2%)			(11,893)
Net Assets (100%)			5,171,987

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Long-Term Treasury Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,574,294)	5,148,917
Affiliated Issuers (Cost $34,963)	34,963
Total Investments in Securities	5,183,880
Investment in Vanguard	237
Receivables for Investment Securities Sold	68,363
Receivables for Accrued Income	19,231
Receivables for Capital Shares Issued	21,340
Total Assets	5,293,051
Liabilities
Payables for Investment Securities Purchased	109,052
Payables for Capital Shares Redeemed	11,513
Payables for Distributions	353
Payables to Vanguard	146
Total Liabilities	121,064
Net Assets	5,171,987

At August 31, 2020, net assets consisted of:

Paid-in Capital	4,586,127
Total Distributable Earnings (Loss)	585,860
Net Assets	5,171,987

ETF Shares—Net Assets
Applicable to 21,609,270 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,137,895
Net Asset Value Per Share—ETF Shares	$98.93

Admiral Shares—Net Assets
Applicable to 54,159,380 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,800,022
Net Asset Value Per Share—Admiral Shares	$33.24

Institutional Shares—Net Assets
Applicable to 29,252,931 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,234,070
Net Asset Value Per Share—Institutional Shares	$42.19

See accompanying Notes, which are an integral part of the Financial Statements.

44

Long-Term Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	89,760
Total Income	89,760
Expenses
The Vanguard Group—Note B
Investment Advisory Services	126
Management and Administrative—ETF Shares	596
Management and Administrative—Admiral Shares	796
Management and Administrative—Institutional Shares	468
Marketing and Distribution—ETF Shares	113
Marketing and Distribution—Admiral Shares	99
Marketing and Distribution—Institutional Shares	38
Custodian Fees	12
Auditing Fees	47
Shareholders’ Reports—ETF Shares	119
Shareholders’ Reports—Admiral Shares	19
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	3
Total Expenses	2,436
Expenses Paid Indirectly	(11)
Net Expenses	2,425
Net Investment Income	87,335
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	305,065
Futures Contracts	(123)
Realized Net Gain (Loss)	304,942
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	134,898
Net Increase (Decrease) in Net Assets Resulting from Operations	527,175

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $73,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $258,041,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Long-Term Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	87,335	60,623
Realized Net Gain (Loss)	304,942	34,967
Change in Unrealized Appreciation (Depreciation)	134,898	508,164
Net Increase (Decrease) in Net Assets Resulting from Operations	527,175	603,754
Distributions[1]
ETF Shares	(36,292)	(24,057)
Admiral Shares	(27,918)	(18,802)
Institutional Shares	(22,455)	(16,872)
Total Distributions	(86,665)	(59,731)
Capital Share Transactions
ETF Shares	646,509	384,210
Admiral Shares	618,945	327,159
Institutional Shares	77,643	445,695
Net Increase (Decrease) from Capital Share Transactions	1,343,097	1,157,064
Total Increase (Decrease)	1,783,607	1,701,087
Net Assets
Beginning of Period	3,388,380	1,687,293
End of Period	5,171,987	3,388,380

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Long-Term Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$90.17	$74.33	$78.76	$85.64	$75.13
Investment Operations
Net Investment Income	1.915[1]	2.115[1]	2.050[1]	2.006[1]	2.021
Net Realized and Unrealized Gain (Loss) on Investments	8.772	15.798	(4.469)	(6.905)	10.511
Total from Investment Operations	10.687	17.913	(2.419)	(4.899)	12.532
Distributions
Dividends from Net Investment Income	(1.927)	(2.073)	(2.011)	(1.981)	(2.022)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.927)	(2.073)	(2.011)	(1.981)	(2.022)
Net Asset Value, End of Period	$98.93	$90.17	$74.33	$78.76	$85.64

Total Return	12.02%	24.69%	-3.07%	-5.63%	16.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,138	$1,282	$676	$549	$578
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.03%	2.75%	2.73%	2.62%	2.58%
Portfolio Turnover Rate[2]	29%	16%	19%	19%	18%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Long-Term Treasury Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.28	$24.95	$26.44	$28.75	$25.21
Investment Operations
Net Investment Income	.637[1]	.706[1]	.690[1]	.676[1]	.679
Net Realized and Unrealized Gain (Loss) on Investments	2.955	5.316	(1.501)	(2.319)	3.540
Total from Investment Operations	3.592	6.022	(.811)	(1.643)	4.219
Distributions
Dividends from Net Investment Income	(.632)	(.692)	(.679)	(.667)	(.679)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.632)	(.692)	(.679)	(.667)	(.679)
Net Asset Value, End of Period	$33.24	$30.28	$24.95	$26.44	$28.75

Total Return[2]	12.00%	24.67%	-3.06%	-5.62%	16.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,800	$1,053	$559	$468	$374
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.01%	2.73%	2.73%	2.62%	2.58%
Portfolio Turnover Rate[3]	29%	16%	19%	19%	18%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Long-Term Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$38.43	$31.66	$33.56	$36.49	$32.00
Investment Operations
Net Investment Income	.822[1]	.902[1]	.883[1]	.865[1]	.868
Net Realized and Unrealized Gain (Loss) on Investments	3.748	6.753	(1.915)	(2.942)	4.492
Total from Investment Operations	4.570	7.655	(1.032)	(2.077)	5.360
Distributions
Dividends from Net Investment Income	(.810)	(.885)	(.868)	(.853)	(.870)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.810)	(.885)	(.868)	(.853)	(.870)
Net Asset Value, End of Period	$42.19	$38.43	$31.66	$33.56	$36.49

Total Return	12.03%	24.71%	-3.07%	-5.60%	16.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,234	$1,054	$452	$213	$138
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.75%	2.75%	2.64%	2.60%
Portfolio Turnover Rate[2]	29%	16%	19%	19%	18%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Long-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

50

Long-Term Treasury Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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Long-Term Treasury Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $237,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $11,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,148,917	—	5,148,917
Temporary Cash Investments	34,963	—	—	34,963
Total	34,963	5,148,917	—	5,183,880

52

Long-Term Treasury Index Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	258,686
Total Distributable Earnings (Loss)	(258,686)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	11,590
Undistributed Long-term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	574,623

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	86,665	59,731
Long-Term Capital Gains	—	—
Total	86,665	59,731

* Includes short-term capital gains, if any.

53

Long-Term Treasury Index Fund

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,609,257
Gross Unrealized Appreciation	607,113
Gross Unrealized Depreciation	(32,490)
Net Unrealized Appreciation (Depreciation)	574,623

F.  During the year ended August 31, 2020, the fund purchased $3,842,362,000 of investment securities and sold $2,491,307,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,919,241,000 and $1,255,293,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,915,555	20,470	899,247	11,672
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,269,046)	(13,075)	(515,037)	(6,550)
Net Increase (Decrease)—ETF Shares	646,509	7,395	384,210	5,122
Admiral Shares
Issued	1,763,454	55,020	587,551	22,376
Issued in Lieu of Cash Distributions	23,977	756	15,716	605
Redeemed	(1,168,486)	(36,399)	(276,108)	(10,623)
Net Increase (Decrease)—Admiral Shares	618,945	19,377	327,159	12,358
Institutional Shares
Issued	389,224	9,567	576,383	17,077
Issued in Lieu of Cash Distributions	22,432	562	16,872	510
Redeemed	(334,013)	(8,292)	(147,560)	(4,447)
Net Increase (Decrease)—Institutional Shares	77,643	1,837	445,695	13,140

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

54

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	4.95%	3.41%	3.01%	$13,454
Short-Term Corporate Bond Index Fund ETF Shares Market Price	5.00	3.44	3.01	13,446
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	5.36	3.56	3.20	13,701
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

   See Financial Highlights for dividend and capital gains information.

55

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund Admiral Shares	4.90%	3.40%	3.01%	$13,362
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	5.36	3.56	3.18	13,582
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.82	14,431

“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Corporate Bond Index Fund Institutional Shares	4.96%	3.42%	3.04%	$6,743,259
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	5.36	3.56	3.20	6,850,698
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	7,185,953

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Short-Term Corporate Bond Index Fund ETF Shares Market Price	5.00%	18.45%	34.46%
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value	4.95	18.27	34.54
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index	5.36	19.11	37.01

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

56

Short-Term Corporate Bond Index Fund

Fund Allocation

As of August 31, 2020

Corporate Bonds–Finance	41.4%
Corporate Bonds–Industrial	53.7
Corporate Bonds–Utilities	4.8
U.S. Government and Agency Obligations	0.1

The table reflects the fund’s investments, except for short-term reserves and derivatives.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

57

Short-Term Corporate Bond Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities † (Cost $14,263)					14,279	0.1%
Corporate Bonds
Finance
	Banking
[1]	Bank of America Corp.	3.004%	12/20/23	114,451	120,325	0.3%
[1]	Bank of America Corp.	3.550%	3/5/24	67,885	72,588	0.2%
	Bank of America Corp.	4.000%	1/22/25	59,272	66,034	0.2%
	Bank of America Corp.	3.950%	4/21/25	57,694	64,890	0.2%
[1]	Bank of America Corp.	3.864%	7/23/24	59,136	64,180	0.2%
[1]	Bank of America Corp.	3.458%	3/15/25	55,529	60,657	0.2%
	Bank of America Corp.	4.125%	1/22/24	50,959	56,781	0.1%
[1]	Bank of America Corp.	1.319%–5.700%	5/13/21–6/19/26	493,542	526,168	1.4%
[1]	Bank of America NA	3.335%	1/25/23	6,278	6,529	0.0%
	Bank One Corp.	7.750%	7/15/25	1,336	1,735	0.0%
	Citibank NA	3.650%	1/23/24	36,846	40,518	0.1%
	Citigroup Inc.	2.900%	12/8/21	57,578	59,289	0.1%
[1]	Citigroup Inc.	1.678%–4.500%	8/2/21–4/8/26	572,417	610,113	1.6%
	Cooperatieve Rabobank UA	3.875%	2/8/22	68,502	71,991	0.2%
	Credit Suisse AG	3.625%	9/9/24	54,186	60,427	0.2%
	Goldman Sachs Group Inc.	5.750%	1/24/22	95,610	102,645	0.3%
	Goldman Sachs Group Inc.	3.500%	4/1/25	85,930	95,096	0.2%
[1]	Goldman Sachs Group Inc.	2.876%	10/31/22	66,686	68,365	0.2%
	Goldman Sachs Group Inc.	3.500%	1/23/25	58,054	63,822	0.2%

58

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[1]	Goldman Sachs Group Inc.	2.350%–4.000%	11/15/21–9/29/25	375,467	399,910	1.0%
[1]	HSBC Holdings plc	3.262%	3/13/23	62,030	64,455	0.2%
[1]	HSBC Holdings plc	3.803%	3/11/25	56,238	60,932	0.2%
[1]	HSBC Holdings plc	2.099%	6/4/26	55,438	56,616	0.1%
[1]	HSBC Holdings plc	1.645%–4.250%	1/5/22–4/18/26	203,492	217,585	0.6%
	HSBC USA Inc.	3.500%	6/23/24	20,657	22,614	0.1%
[1]	JPMorgan Chase & Co.	2.083%	4/22/26	88,045	92,350	0.2%
	JPMorgan Chase & Co.	4.500%	1/24/22	63,562	67,222	0.2%
[1]	JPMorgan Chase & Co.	2.005%	3/13/26	55,558	57,989	0.1%
[1]	JPMorgan Chase & Co.	1.514%–4.125%	9/23/22–12/15/26	671,480	721,609	1.9%
	Mitsubishi UFJ Financial Group Inc.	1.412%–3.761%	9/13/21–7/17/25	349,210	368,430	1.0%
[1]	Morgan Stanley	3.737%	4/24/24	59,413	64,082	0.2%
[1]	Morgan Stanley	2.188%	4/28/26	58,115	61,101	0.2%
	Morgan Stanley	3.750%	2/25/23	56,470	60,941	0.2%
	Morgan Stanley	3.700%	10/23/24	52,128	58,271	0.1%
	Morgan Stanley	3.875%	4/29/24	52,225	57,987	0.1%
[1]	Morgan Stanley	2.625%–5.750%	1/25/21–11/24/25	292,770	314,995	0.8%
	MUFG Americas Holdings Corp.	3.000%–3.500%	6/18/22–2/10/25	13,845	14,792	0.0%
	MUFG Union Bank NA	2.100%–3.150%	4/1/22–12/9/22	42,973	44,647	0.1%
	Natwest Group PLC	3.875%	9/12/23	54,394	59,023	0.1%
[1]	Truist Bank	1.250%–3.689%	10/26/21–9/17/29	217,010	228,527	0.6%
	Truist Financial Corp.	1.200%–4.000%	9/3/21–8/5/25	172,312	183,528	0.5%
[1]	Wells Fargo & Co.	2.188%	4/30/26	74,998	78,373	0.2%
	Wells Fargo & Co.	3.069%	1/24/23	73,801	76,377	0.2%
	Wells Fargo & Co.	2.625%	7/22/22	63,522	66,067	0.2%
	Wells Fargo & Co.	3.000%	2/19/25	59,031	63,849	0.2%
[1]	Wells Fargo & Co.	2.406%	10/30/25	54,354	57,256	0.1%
[1]	Wells Fargo & Co.	1.654%–4.480%	1/22/21–2/11/26	283,611	301,809	0.8%
[1]	Wells Fargo Bank NA	2.082%–3.625%	10/22/21–8/14/23	117,833	123,365	0.3%
[2]	Banking—Other †				6,207,396	16.3%
	Brokerage †				465,862	1.2%
[2]	Finance Companies †				547,890	1.4%
	Insurance †				1,253,095	3.3%
[2]	Other Finance †				34,290	0.1%
	Real Estate Investment Trusts †				900,061	2.4%
					15,665,449	41.1%
Industrial
[2]	Basic Industry †				851,058	2.2%
	Capital Goods
	Boeing Co.	4.875%	5/1/25	61,353	67,072	0.2%
[2,3]	Capital Goods—Other †				2,065,618	5.4%
	Communication
	AT&T Inc.	3.400%	5/15/25	77,371	85,750	0.2%
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	74,182	86,303	0.2%

59

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[2]	T-Mobile USA Inc.	3.500%	4/15/25	62,309	68,812	0.2%
	Verizon Communications Inc.	5.150%	9/15/23	69,427	79,083	0.2%
	Communication—Other †				1,606,114	4.2%
	Consumer Cyclical
	General Motors Co.	4.000%–6.125%	10/2/23–10/1/25	51,212	56,785	0.2%
	General Motors Financial Co. Inc.	1.700%–5.200%	3/1/21–7/13/25	423,159	444,560	1.2%
	Toyota Motor Corp.	2.157%–3.419%	7/20/21–7/2/24	43,154	45,281	0.1%
	Toyota Motor Credit Corp.	0.450%–3.450%	9/15/21–4/14/25	324,002	338,954	0.9%
[2]	Consumer Cyclical—Other †				2,191,745	5.7%
	Consumer Noncyclical
[2]	AbbVie Inc.	2.600%	11/21/24	65,003	69,607	0.2%
	AbbVie Inc.	2.900%	11/6/22	65,251	68,513	0.2%
[2]	AbbVie Inc.	3.800%	3/15/25	58,930	65,783	0.2%
	AbbVie Inc.	3.600%	5/14/25	57,657	64,214	0.2%
[2]	AbbVie Inc.	2.150%–3.850%	11/14/21–6/15/24	268,088	280,346	0.7%
	Bristol-Myers Squibb Co.	2.900%	7/26/24	52,491	57,274	0.1%
	CVS Health Corp.	3.700%	3/9/23	75,178	80,783	0.2%
	CVS Health Corp.	4.100%	3/25/25	51,860	58,974	0.2%
[2]	Consumer Noncyclical—Other †				4,558,547	11.9%
	Energy
	Exxon Mobil Corp.	2.992%	3/19/25	68,771	75,504	0.2%
	Energy—Other †				2,841,867	7.4%
	Other Industrial †				28,679	0.1%
	Technology
	Apple Inc.	2.400%	5/3/23	95,813	101,137	0.3%
	Apple Inc.	0.550%–3.450%	2/9/22–8/20/25	462,617	489,496	1.3%
[2]	Dell International LLC / EMC Corp.	5.450%	6/15/23	70,778	77,850	0.2%
	International Business Machines Corp.	2.850%	5/13/22	55,014	57,365	0.1%
	Oracle Corp.	1.900%	9/15/21	69,665	70,756	0.2%
	Oracle Corp.	2.500%	10/15/22	57,700	60,283	0.2%
	Oracle Corp.	2.500%	4/1/25	53,432	57,604	0.1%
	Oracle Corp.	2.400%–3.625%	5/15/22–5/15/25	242,864	260,150	0.7%
[2]	Technology—Other †				2,333,199	6.1%
	Transportation †				636,023	1.7%
					20,381,089	53.4%
Utilities
[2]	Electric †				1,694,259	4.4%
[2]	Natural Gas †				101,060	0.3%
	Other Utility †				17,541	0.0%
					1,812,860	4.7%
Total Corporate Bonds (Cost $36,533,820)					37,859,398	99.2%

60

Short-Term Corporate Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
[4] Vanguard Market Liquidity Fund (Cost $206,479)	0.147%	2,064,876	206,488	0.5%
Total Investments (Cost $36,754,562)			38,080,165	99.8%
Other Assets and Liabilities — Net			80,689	0.2%
Net Assets			38,160,854	100.0%

Cost is in $000s.

•	See Note A in Notes to Financial Statements.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $921,401,000, representing 2.4% of net assets.

3	A security with a value of $1,558,000 has been segregated as initial margin for open futures contracts.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2020	360	45,371	2
2-Year U.S. Treasury Note	December 2020	86	19,001	7
				9

See accompanying Notes, which are an integral part of the Financial Statements.

61

Short-Term Corporate Bond Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $36,548,083)	37,873,677
Affiliated Issuers (Cost $206,479)	206,488
Total Investments in Securities	38,080,165
Investment in Vanguard	1,550
Receivables for Investment Securities Sold	271,659
Receivables for Accrued Income	309,127
Receivables for Capital Shares Issued	24,562
Variation Margin Receivable–Futures Contracts	2
Total Assets	38,687,065
Liabilities
Due to Custodian	16,985
Payables for Investment Securities Purchased	499,570
Payables for Capital Shares Redeemed	6,066
Payables for Distributions	2,211
Payables to Vanguard	968
Variation Margin Payable–Futures Contracts	411
Total Liabilities	526,211
Net Assets	38,160,854

At August 31, 2020, net assets consisted of:

Paid-in Capital	36,912,770
Total Distributable Earnings (Loss)	1,248,084
Net Assets	38,160,854

ETF Shares—Net Assets
Applicable to 383,318,770 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,796,919
Net Asset Value Per Share—ETF Shares	$82.95

Admiral Shares—Net Assets
Applicable to 208,542,013 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,703,166
Net Asset Value Per Share—Admiral Shares	$22.55

Institutional Shares—Net Assets
Applicable to 60,154,425 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,660,769
Net Asset Value Per Share—Institutional Shares	$27.61

See accompanying Notes, which are an integral part of the Financial Statements.

62

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	854,887
Total Income	854,887
Expenses
The Vanguard Group—Note B
Investment Advisory Services	941
Management and Administrative—ETF Shares	9,832
Management and Administrative—Admiral Shares	2,619
Management and Administrative—Institutional Shares	687
Marketing and Distribution—ETF Shares	1,527
Marketing and Distribution—Admiral Shares	314
Marketing and Distribution—Institutional Shares	58
Custodian Fees	87
Auditing Fees	55
Shareholders’ Reports—ETF Shares	768
Shareholders’ Reports—Admiral Shares	45
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	18
Total Expenses	16,952
Expenses Paid Indirectly	(44)
Net Expenses	16,908
Net Investment Income	837,979
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	83,433
Futures Contracts	(10,682)
Realized Net Gain (Loss)	72,751
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	649,096
Futures Contracts	9
Change in Unrealized Appreciation (Depreciation)	649,105
Net Increase (Decrease) in Net Assets Resulting from Operations	1,559,835

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,567,000, $65,000, and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $105,566,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	837,979	820,859
Realized Net Gain (Loss)	72,751	(41,485)
Change in Unrealized Appreciation (Depreciation)	649,105	1,081,348
Net Increase (Decrease) in Net Assets Resulting from Operations	1,559,835	1,860,722
Distributions[1]
ETF Shares	(684,396)	(652,259)
Admiral Shares	(115,588)	(110,299)
Institutional Shares	(41,601)	(46,783)
Total Distributions	(841,585)	(809,341)
Capital Share Transactions
ETF Shares	6,667,731	2,170,231
Admiral Shares	303,962	640,603
Institutional Shares	(11,125)	(130,462)
Net Increase (Decrease) from Capital Share Transactions	6,960,568	2,680,372
Total Increase (Decrease)	7,678,818	3,731,753
Net Assets
Beginning of Period	30,482,036	26,750,283
End of Period	38,160,854	30,482,036

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$81.18	$78.32	$80.25	$80.52	$79.33
Investment Operations
Net Investment Income	2.127[1]	2.311[1]	1.950[1]	1.768[1]	1.661
Net Realized and Unrealized Gain (Loss) on Investments	1.815	2.826	(1.953)	(.317)	1.240
Total from Investment Operations	3.942	5.137	(.003)	1.451	2.901
Distributions
Dividends from Net Investment Income	(2.172)	(2.277)	(1.927)	(1.721)	(1.648)
Distributions from Realized Capital Gains	—	—	—	—	(.063)
Total Distributions	(2.172)	(2.277)	(1.927)	(1.721)	(1.711)
Net Asset Value, End of Period	$82.95	$81.18	$78.32	$80.25	$80.52

Total Return	4.95%	6.68%	0.01%	1.84%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,797	$24,537	$21,511	$20,862	$14,121
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.62%	2.92%	2.48%	2.21%	2.11%
Portfolio Turnover Rate[2]	56%	51%	56%	66%	57%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.06	$21.28	$21.81	$21.89	$21.57
Investment Operations
Net Investment Income	.578[1]	.625[1]	.532[1]	.481[1]	.451
Net Realized and Unrealized Gain (Loss) on Investments	.485	.777	(.531)	(.088)	.337
Total from Investment Operations	1.063	1.402	.001	.393	.788
Distributions
Dividends from Net Investment Income	(.573)	(.622)	(.531)	(.473)	(.451)
Distributions from Realized Capital Gains	—	—	—	—	(.017)
Total Distributions	(.573)	(.622)	(.531)	(.473)	(.468)
Net Asset Value, End of Period	$22.55	$22.06	$21.28	$21.81	$21.89

Total Return[2]	4.90%	6.70%	0.02%	1.83%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,703	$4,312	$3,533	$3,180	$1,959
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.61%	2.90%	2.48%	2.21%	2.11%
Portfolio Turnover Rate[3]	56%	51%	56%	66%	57%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.00	$26.06	$26.70	$26.80	$26.41
Investment Operations
Net Investment Income	.713[1]	.768[1]	.656[1]	.594[1]	.558
Net Realized and Unrealized Gain (Loss) on Investments	.604	.939	(.641)	(.111)	.413
Total from Investment Operations	1.317	1.707	.015	.483	.971
Distributions
Dividends from Net Investment Income	(.707)	(.767)	(.655)	(.583)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	(.021)
Total Distributions	(.707)	(.767)	(.655)	(.583)	(.581)
Net Asset Value, End of Period	$27.61	$27.00	$26.06	$26.70	$26.80

Total Return	4.96%	6.66%	0.07%	1.84%	3.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,661	$1,633	$1,706	$1,515	$1,020
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.63%	2.92%	2.50%	2.23%	2.13%
Portfolio Turnover Rate[2]	56%	51%	56%	66%	57%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years

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Short-Term Corporate Bond Index Fund

after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Short-Term Corporate Bond Index Fund

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,550,000, representing less than 0.01% of the fund’s net assets and 0.62% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $44,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	14,279	—	14,279
Corporate Bonds	—	37,859,398	—	37,859,398
Temporary Cash Investments	206,488	—	—	206,488
Total	206,488	37,873,677	—	38,080,165
Derivative Financial Instruments
Assets
Futures Contracts[1]	2	—	—	2
Liabilities
Futures Contracts[1]	411	—	—	411

1 Represents variation margin on the last day of the reporting period.

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Short-Term Corporate Bond Index Fund

E.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	105,566
Total Distributable Earnings (Loss)	(105,566)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	55,919
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(125,350)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,319,726

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	841,585	809,341
Long-Term Capital Gains	—	—
Total	841,585	809,341

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	36,760,439
Gross Unrealized Appreciation	1,333,345
Gross Unrealized Depreciation	(13,619)
Net Unrealized Appreciation (Depreciation)	1,319,726

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Short-Term Corporate Bond Index Fund

F.   During the year ended August 31, 2020, the fund purchased $27,458,360,000 of investment securities and sold $20,181,754,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,965,081,000 and $6,202,698,000, respectively. Total purchases and sales include $15,004,229,000 and $8,515,204,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $6,476,059,000 and $1,521,029,000, respectively.

G.   Capital share transactions for each class of shares were:

	Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	15,381,735	189,581	7,080,904	89,891
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(8,714,004)	(108,500)	(4,910,673)	(62,300)
Net Increase (Decrease)—ETF Shares	6,667,731	81,081	2,170,231	27,591
Admiral Shares
Issued	2,392,625	108,113	2,029,921	94,202
Issued in Lieu of Cash Distributions	91,744	4,151	89,673	4,161
Redeemed	(2,180,407)	(99,225)	(1,478,991)	(68,831)
Net Increase (Decrease)—Admiral Shares	303,962	13,039	640,603	29,532
Institutional Shares
Issued	491,624	18,281	306,982	11,638
Issued in Lieu of Cash Distributions	34,136	1,261	38,752	1,470
Redeemed	(536,885)	(19,854)	(476,196)	(18,126)
Net Increase (Decrease)—Institutional Shares	(11,125)	(312)	(130,462)	(5,018)

H.   Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

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Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	7.78%	6.07%	5.41%	$16,943
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	8.03	6.19	5.39	16,908
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	8.22	6.22	5.54	17,154
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities between 5 and 10 years.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. See Financial Highlights for dividend and capital gains information.

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Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Corporate Bond Index Fund Admiral Shares	7.52%	6.02%	5.39%	$16,909
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	8.22	6.22	5.54	17,154
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Intermediate-Term Corporate Bond Index Fund Institutional Shares	7.54%	6.04%	5.42%	$8,472,190
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	8.22	6.22	5.54	8,576,859
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	7,185,953

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Intermediate-Term Corporate Bond Index Fund ETF Shares Market Price	8.03%	35.03%	69.08%
Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value	7.78	34.29	69.43
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index	8.22	35.21	71.54

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

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Intermediate-Term Corporate Bond Index Fund

Fund Allocation

As of August 31, 2020

Corporate Bonds–Finance	34.8%
Corporate Bonds–Industrial	58.7
Corporate Bonds–Utilities	6.4
U.S. Government and Agency Obligations	0.1

The table reflects the fund’s investments, except for short-term investments and derivatives.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

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Intermediate-Term Corporate Bond Index Fund

Financial Statements

Schedule of Investments—Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities † (Cost $22,405)					22,387	0.1%
Corporate Bonds
Finance
	Banking
[1]	Bank of America Corp.	3.419%	12/20/28	121,462	135,480	0.3%
[1]	Bank of America Corp.	3.974%	2/7/30	70,903	82,672	0.2%
[1]	Bank of America Corp.	2.496%	2/13/31	72,231	75,814	0.2%
[1]	Bank of America Corp.	1.898%–6.220%	1/22/24–7/23/31	745,959	837,528	2.0%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	27,504	37,610	0.1%
	Citigroup Inc.	4.450%	9/29/27	90,172	104,683	0.3%
[1]	Citigroup Inc.	4.412%	3/31/31	83,922	101,833	0.2%
[1]	Citigroup Inc.	3.980%	3/20/30	71,909	83,468	0.2%
[1]	Citigroup Inc.	2.572%–6.625%	9/13/25–6/3/31	574,052	646,441	1.6%
	Goldman Sachs Group Inc.	3.850%	1/26/27	78,157	88,974	0.2%
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	64,326	75,250	0.2%
[1]	Goldman Sachs Group Inc.	2.600%–5.950%	10/21/25–3/15/30	327,071	371,836	0.9%
[1]	HSBC Holdings plc	4.583%	6/19/29	67,786	78,879	0.2%
	HSBC Holdings plc	4.950%	3/31/30	62,819	77,401	0.2%
[1]	HSBC Holdings plc	4.041%	3/13/28	66,051	74,255	0.2%
[1]	HSBC Holdings plc	2.357%–5.100%	4/5/21–8/18/31	283,459	317,609	0.8%
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	63,752	76,782	0.2%
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	61,795	75,677	0.2%
	JPMorgan Chase & Co.	2.950%	10/1/26	67,806	75,001	0.2%
[1]	JPMorgan Chase & Co.	2.182%–4.250%	9/10/24–5/13/31	724,615	813,946	2.0%
	Morgan Stanley	3.875%	1/27/26	77,515	88,974	0.2%
[1]	Morgan Stanley	2.699%	1/22/31	72,807	78,399	0.2%

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Intermediate-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
[1]	Morgan Stanley	3.591%	7/22/28	67,642	76,274	0.2%
	Morgan Stanley	3.125%	7/27/26	67,702	75,545	0.2%
[1]	Morgan Stanley	3.622%–6.250%	4/29/24–4/1/31	358,444	417,152	1.0%
	Wachovia Corp.	7.574%	8/1/26	4,939	6,344	0.0%
[1]	Wells Fargo & Co.	2.879%	10/30/30	88,700	95,288	0.2%
	Wells Fargo & Co.	3.000%	4/22/26	80,211	87,952	0.2%
	Wells Fargo & Co.	3.000%	10/23/26	77,567	85,497	0.2%
[1]	Wells Fargo & Co.	3.584%	5/22/28	73,303	82,047	0.2%
[1]	Wells Fargo & Co.	2.164%–4.478%	9/29/25–4/4/31	390,457	437,970	1.1%
[2]	Banking—Other †				3,838,597	9.4%
[2]	Brokerage †				591,978	1.5%
[2]	Finance Companies †				338,600	0.8%
[2]	Insurance †				1,705,715	4.2%
	Other Finance †				8,212	0.0%
	Real Estate Investment Trusts †				1,849,570	4.5%
					14,095,253	34.5%
Industrial
[2]	Basic Industry †				1,111,579	2.7%
	Capital Goods
	Boeing Co.	5.150%	5/1/30	85,271	95,408	0.3%
	Raytheon Technologies Corp.	4.125%	11/16/28	74,175	88,193	0.2%
[2]	Capital Goods—Other †				2,094,697	5.1%
	Communication
	AT&T Inc.	4.350%	3/1/29	63,626	75,553	0.2%
	AT&T Inc.	1.650%–4.300%	1/15/26–2/15/30	351,317	396,471	1.0%
	Comcast Corp.	4.150%	10/15/28	78,316	94,509	0.2%
	Comcast Corp.	2.350%–3.950%	10/15/25–4/1/30	294,423	331,741	0.8%
	Deutsche Telekom International Finance BV	8.750%	6/15/30	70,233	110,103	0.3%
[2]	T-Mobile USA Inc.	3.875%	4/15/30	145,810	166,648	0.4%
[2]	T-Mobile USA Inc.	3.750%	4/15/27	84,975	96,217	0.2%
	TCI Communications Inc.	7.125%–7.875%	2/15/26–2/15/28	14,389	19,707	0.0%
	Verizon Communications Inc.	4.329%	9/21/28	88,636	107,342	0.3%
	Verizon Communications Inc.	4.016%	12/3/29	78,669	94,493	0.2%
	Vodafone Group plc	4.375%	5/30/28	69,410	82,881	0.2%
[2]	Communication—Other †				1,583,952	3.9%
	Consumer Cyclical
	Amazon.com Inc.	3.150%	8/22/27	71,775	82,096	0.2%
	Visa Inc.	3.150%	12/14/25	79,148	88,830	0.2%
	Walmart Inc.	3.700%	6/26/28	65,847	78,036	0.2%
[2]	Consumer Cyclical—Other †				2,902,704	7.1%
	Consumer Noncyclical
[2]	AbbVie Inc.	3.200%	11/21/29	108,860	120,591	0.3%
[2]	AbbVie Inc.	2.950%	11/21/26	89,593	98,464	0.3%
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	82,903	101,120	0.3%
	Bristol-Myers Squibb Co.	3.400%	7/26/29	78,466	91,450	0.2%
	Cigna Corp.	4.375%	10/15/28	90,937	108,640	0.3%
	CVS Health Corp.	4.300%	3/25/28	183,253	214,276	0.5%
	CVS Health Corp.	1.300%–6.250%	6/1/26–8/21/30	195,718	212,314	0.5%
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	75,551	84,536	0.2%
[2]	Consumer Noncyclical— Other †				5,241,389	12.8%

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Intermediate-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
[2]	Energy †				2,873,672	7.0%
	Other Industrial †				48,751	0.1%
	Technology
	Apple Inc.	3.250%	2/23/26	75,900	85,742	0.2%
[3]	Apple Inc.	1.250%–3.450%	5/6/24–8/20/30	350,119	383,021	0.9%
	Broadcom Corp. /Broadcom Cayman Finance Ltd.	3.875%	1/15/27	94,208	104,393	0.3%
	Broadcom Corp. /Broadcom Cayman Finance Ltd.	3.500%	1/15/28	32,000	34,583	0.1%
	Broadcom Inc.	3.150%–5.000%	11/15/25–4/15/30	267,373	301,971	0.7%
	CA Inc.	4.700%	3/15/27	6,619	7,281	0.0%
[2]	Diamond 1 Finance Corp. /Diamond 2 Finance Corp.	6.020%	6/15/26	77,351	90,748	0.2%
	Fiserv Inc.	3.500%	7/1/29	71,346	81,110	0.2%
	International Business Machines Corp.	3.300%	5/15/26	70,369	79,872	0.2%
	Microsoft Corp.	2.400%	8/8/26	88,249	96,475	0.2%
	Microsoft Corp.	3.300%	2/6/27	76,291	87,233	0.2%
	Oracle Corp.	2.950%	4/1/30	67,916	75,815	0.2%
[2]	Technology—Other †				2,632,025	6.5%
	Transportation †				811,923	2.0%
					23,768,555	58.1%
Utilities
[2]	Electric †				2,303,268	5.6%
[2]	Natural Gas †				207,440	0.5%
	Other Utility †				69,389	0.2%
					2,580,097	6.3%
Total Corporate Bonds (Cost $38,085,587)					40,443,905	98.9%

				Shares
Temporary Cash Investment
Money Market Fund
[4]	Vanguard Market Liquidity Fund (Cost $27,428)		0.147%	274,280	27,428	0.1%
Total Investments (Cost $38,135,420)					40,493,720	99.1%
Other Assets and Liabilities—Net					356,508	0.9%
Net Assets					40,850,228	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $1,543,820,000, representing 3.8% of net assets.

3	Securities with a value of $5,141,000 have been segregated as initial margin for open futures contracts.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

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Intermediate-Term Corporate Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	December 2020	(105)	(16,741)	(18)
5-Year U.S. Treasury Note	December 2020	(44)	(5,545)	(1)
				(19)

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Corporate Bond Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $38,107,992)	40,466,292
Affiliated Issuers (Cost $27,428)	27,428
Total Investments in Securities	40,493,720
Investment in Vanguard	1,699
Cash	838
Receivables for Investment Securities Sold	436,840
Receivables for Accrued Income	363,058
Receivables for Capital Shares Issued	5,346
Variation Margin Receivable—Futures Contracts	322
Total Assets	41,301,823
Liabilities
Payables for Investment Securities Purchased	447,793
Payables for Capital Shares Redeemed	1,102
Payables for Distributions	890
Payables to Vanguard	1,006
Variation Margin Payable—Futures Contracts	804
Total Liabilities	451,595
Net Assets	40,850,228

At August 31, 2020, net assets consisted of:

Paid-in Capital	38,385,924
Total Distributable Earnings (Loss)	2,464,304
Net Assets	40,850,228

ETF Shares—Net Assets
Applicable to 405,738,074 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	38,944,402
Net Asset Value Per Share—ETF Shares	$95.98

Admiral Shares—Net Assets
Applicable to 59,914,900 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,549,153
Net Asset Value Per Share—Admiral Shares	$25.86

Institutional Shares—Net Assets
Applicable to 11,164,259 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	356,673
Net Asset Value Per Share—Institutional Shares	$31.95

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	938,464
Total Income	938,464
Expenses
The Vanguard Group—Note B
Investment Advisory Services	909
Management and Administrative—ETF Shares	10,890
Management and Administrative—Admiral Shares	849
Management and Administrative—Institutional Shares	186
Marketing and Distribution—ETF Shares	1,791
Marketing and Distribution—Admiral Shares	101
Marketing and Distribution—Institutional Shares	16
Custodian Fees	98
Auditing Fees	43
Shareholders’ Reports—ETF Shares	881
Shareholders’ Reports—Admiral Shares	12
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	17
Total Expenses	15,793
Expenses Paid Indirectly	(97)
Net Expenses	15,696
Net Investment Income	922,768
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	648,728
Futures Contracts	(10,030)
Realized Net Gain (Loss)	638,698
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	858,004
Futures Contracts	(319)
Change in Unrealized Appreciation (Depreciation)	857,685
Net Increase (Decrease) in Net Assets Resulting from Operations	2,419,151

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,069,000, $212,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $479,701,000 of net gain (loss) resulting from in-kind redemptions.

   See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	922,768	839,679
Realized Net Gain (Loss)	638,698	177,920
Change in Unrealized Appreciation (Depreciation)	857,685	2,046,310
Net Increase (Decrease) in Net Assets Resulting from Operations	2,419,151	3,063,909
Distributions[1]
ETF Shares	(856,258)	(771,952)
Admiral Shares	(42,509)	(41,575)
Institutional Shares	(12,870)	(14,888)
Total Distributions	(911,637)	(828,415)
Capital Share Transactions
ETF Shares	13,435,330	2,686,065
Admiral Shares	105,631	197,830
Institutional Shares	(64,920)	(121,914)
Net Increase (Decrease) from Capital Share Transactions	13,476,041	2,761,981
Total Increase (Decrease)	14,983,555	4,997,475
Net Assets
Beginning of Period	25,866,673	20,869,198
End of Period	40,850,228	25,866,673

1	Certain prior period numbers have been reclassified to conform with current period presentation.

   See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020		2019		2018		2017		2016
Net Asset Value, Beginning of Period	$91.82		$84.02		$88.35		$89.47		$84.39
Investment Operations
Net Investment Income	2.761	1	3.132	1	2.935	1	2.869	1	2.831
Net Realized and Unrealized Gain (Loss) on Investments	4.205		7.768		(4.362)		(1.184)		5.083
Total from Investment Operations	6.966		10.900		(1.427)		1.685		7.914
Distributions
Dividends from Net Investment Income	(2.806)		(3.100)		(2.903)		(2.805)		(2.834)
Distributions from Realized Capital Gains	—		—		—		—		—
Total Distributions	(2.806)		(3.100)		(2.903)		(2.805)		(2.834)
Net Asset Value, End of Period	$95.98		$91.82		$84.02		$88.35		$89.47

Total Return	7.78%		13.33%		-1.62%		1.98%		9.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38,944		$24,080		$19,302		$16,699		$10,048
Ratio of Total Expenses to Average Net Assets	0.05%		0.05%		0.07%		0.07%		0.07%
Ratio of Net Investment Income to Average Net Assets	2.99%		3.65%		3.44%		3.30%		3.34%
Portfolio Turnover Rate[2]	72%		59%		65%		65%		71%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$24.71	$22.61	$23.78	$24.08	$22.71
Investment Operations
Net Investment Income	.747	1.839	1.792	1.774	1.764
Net Realized and Unrealized Gain (Loss) on Investments	1.138	2.097	(1.175)	(.318)	1.371
Total from Investment Operations	1.885	2.936	(.383)	.456	2.135
Distributions
Dividends from Net Investment Income	(.735)	(.836)	(.787)	(.756)	(.765)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.735)	(.836)	(.787)	(.756)	(.765)
Net Asset Value, End of Period	$25.86	$24.71	$22.61	$23.78	$24.08

Total Return[2]	7.79%	13.30%	-1.61%	1.99%	9.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,549	$1,381	$1,076	$1,014	$700
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.01%	3.63%	3.44%	3.30%	3.34%
Portfolio Turnover Rate[3]	72%	59%	65%	65%	71%

1	Calculated based on average shares outstanding.
2	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

   See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.53		$27.94	$29.38	$29.75	$28.06
Investment Operations
Net Investment Income	.940	1	1.044	1.983	1.962	1.949
Net Realized and Unrealized Gain (Loss) on Investments	1.394		2.584	(1.446)	(.392)	1.690
Total from Investment Operations	2.334		3.628	(.463)	.570	2.639
Distributions
Dividends from Net Investment Income	(.914)		(1.038)	(.977)	(.940)	(.949)
Distributions from Realized Capital Gains	—		—	—	—	—
Total Distributions	(.914)		(1.038)	(.977)	(.940)	(.949)
Net Asset Value, End of Period	$31.95		$30.53	$27.94	$29.38	$29.75

Total Return[2]	7.81%		13.30%	-1.57%	2.01%	9.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$357		$406	$492	$572	$387
Ratio of Total Expenses to Average Net Assets	0.05%		0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.07%		3.65%	3.46%	3.32%	3.36%
Portfolio Turnover Rate[3]	72%		59%	65%	65%	71%

1	Calculated based on average shares outstanding.
2	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

85

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

86

Intermediate-Term Corporate Bond Index Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings

87

Intermediate-Term Corporate Bond Index Fund

normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,699,000, representing less than 0.01% of the fund’s net assets and 0.68% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $97,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

88

Intermediate-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	22,387	—	22,387
Corporate Bonds	—	40,443,905	—	40,443,905
Temporary Cash Investments	27,428	—	—	27,428
Total	27,428	40,466,292	—	40,493,720
Derivative Financial Instruments
Assets
Futures Contracts[1]	322	—	—	322
Liabilities
Futures Contracts[1]	804	—	—	804

1 Represents variation margin on the last day of the reporting period.

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	487,212
Total Distributable Earnings (Loss)	(487,212)

89

Intermediate-Term Corporate Bond Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	78,611
Undistributed Long-Term Gains	31,682
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,354,902

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	911,637	828,415
Long-Term Capital Gains	—	—
Total	911,637	828,415

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	38,138,818
Gross Unrealized Appreciation	2,421,705
Gross Unrealized Depreciation	(66,803)
Net Unrealized Appreciation (Depreciation)	2,354,902

90

Intermediate-Term Corporate Bond Index Fund

F.  During the year ended August 31, 2020, the fund purchased $34,207,874,000 of investment securities and sold $20,866,986,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,605,347,000 and $9,634,238,000, respectively. Total purchases and sales include $21,581,427,000 and $8,390,130,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $1,729,043,000 and $10,002,268,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

G.  Capital share transactions for each class of shares were:

	Year Ended August 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	21,977,106	236,975	8,279,726	96,725
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(8,541,776)	(93,500)	(5,593,661)	(64,200)
Net Increase (Decrease)—ETF Shares	13,435,330	143,475	2,686,065	32,525
Admiral Shares
Issued[1]	526,493	21,282	434,667	18,688
Issued in Lieu of Cash Distributions	34,053	1,371	33,922	1,463
Redeemed	(454,915)	(18,616)	(270,759)	(11,844)
Net Increase (Decrease)—Admiral Shares	105,631	4,037	197,830	8,307
Institutional Shares
Issued[1]	139,541	4,570	31,972	1,136
Issued in Lieu of Cash Distributions	8,451	276	8,178	286
Redeemed	(212,912)	(6,963)	(162,064)	(5,745)
Net Increase (Decrease)—Institutional Shares	(64,920)	(2,117)	(121,914)	(4,323)

1 Includes purchase fees for fiscal 2020 and 2019 of $1,686,000 and $1,145,000, respectively (fund totals).

H.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

91

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	7.90%	9.12%	7.36%	$20,340
Long-Term Corporate Bond Index Fund ETF Shares Market Price	8.50	9.24	7.30	20,227
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	8.74	9.20	7.42	20,460
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Bloomberg Barclays U.S. 10+ Year Corporate Bond Index: Includes U.S. dollar-denominated, investment-grade securities issued by industrial, utility, and financial companies, with maturities greater than 10 years.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. See Financial Highlights for dividend and capital gains information.

92

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Corporate Bond Index Fund Admiral Shares	6.79%	8.91%	7.26%	$20,150
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	8.74	9.20	7.42	20,460
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Long-Term Corporate Bond Index Fund Institutional Shares	6.83%	8.92%	7.28%	$10,094,962
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	8.74	9.20	7.42	10,230,245
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	7,185,953

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Long-Term Corporate Bond Index Fund ETF Shares Market Price	8.50%	55.56%	102.27%
Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value	7.90	54.73	103.40
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index	8.74	55.28	104.60

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

93

Long-Term Corporate Bond Index Fund

Fund Allocation

As of August 31, 2020

Corporate Bonds–Finance	16.8%
Corporate Bonds–Industrial	70.3
Corporate Bonds–Utilities	12.2
Taxable Municipal Bonds	0.2
U.S. Government and Agency Obligations	0.5

The table reflects the fund’s investments, except for short-term investments and derivatives.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

94

Long-Term Corporate Bond Index Fund

Financial Statements

Schedule of Investments — Investments Summary

As of August 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.625%	8/15/30	27,960	27,724	0.5%
	U.S. Government Securities—Other †				438	0.0%
Total U.S. Government and Agency Obligations (Cost $28,175)					28,162	0.5%
Corporate Bonds
Finance
	Banking
[1]	Bank of America Corp.	4.083%	3/20/51	11,740	14,653	0.2%
[1]	Bank of America Corp.	2.676%	6/19/41	12,902	13,176	0.2%
[1]	Bank of America Corp.	4.330%	3/15/50	8,539	10,865	0.2%
[1]	Bank of America Corp.	3.946%–7.750%	1/29/37–1/23/49	32,675	44,803	0.8%
	Bank of America NA	6.000%	10/15/36	3,207	4,673	0.1%
	Goldman Sachs Capital I	6.345%	2/15/34	1,431	2,011	0.0%
	Goldman Sachs Group Inc.	6.750%	10/1/37	13,886	20,220	0.3%
[1]	Goldman Sachs Group Inc.	4.017%–6.450%	2/15/33–10/21/45	31,057	40,888	0.7%
	HSBC Holdings plc	6.500%	9/15/37	7,750	10,759	0.2%
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	9,461	11,329	0.2%
	JPMorgan Chase & Co.	6.400%	5/15/38	6,250	9,669	0.2%
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	7,768	9,472	0.2%
[1]	JPMorgan Chase & Co.	3.109%–8.750%	9/1/30–4/22/51	37,874	48,457	0.8%
[1]	Morgan Stanley	5.597%	3/24/51	7,625	11,710	0.2%
	Morgan Stanley	4.300%	1/27/45	7,560	9,844	0.2%
	Wachovia Corp.	5.500%–7.500%	4/15/35–8/1/35	2,988	4,097	0.1%
[1]	Wells Fargo & Co.	5.013%	4/4/51	10,560	14,475	0.2%
[1]	Wells Fargo & Co.	3.068%	4/30/41	10,150	10,772	0.2%
	Wells Fargo & Co.	3.900%–5.950%	2/7/35–12/1/86	36,786	46,301	0.8%
	Wells Fargo Bank NA	5.850%–6.600%	8/26/36–1/15/38	6,981	9,961	0.2%
	Banking—Other †				155,371	2.7%

95

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
	Brokerage †				35,035	0.6%
	Finance Companies
[2]	GE Capital Funding LLC	4.550%	5/15/32	1,705	1,796	0.0%
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	26,475	27,303	0.5%
	Finance Companies—Other †				679	0.0%
	Insurance
	Aetna Inc.	3.875%–6.750%	6/15/36–8/15/47	8,579	10,558	0.2%
	Berkshire Hathaway Finance Corp.	4.200%–5.750%	1/15/40–1/15/49	15,458	19,974	0.3%
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,083	1,422	0.0%
	UnitedHealth Group Inc.	2.750%–6.875%	7/15/35–5/15/60	49,197	62,234	1.1%
	Insurance—Other †				225,702	3.9%
	Real Estate Investment Trusts †				73,236	1.3%
					961,445	16.6%
Industrial
	Basic Industry
	Lubrizol Corp.	6.500%	10/1/34	658	1,016	0.0%
	Basic Industry—Other †				207,019	3.6%
	Capital Goods
	Boeing Co.	5.805%	5/1/50	9,410	11,232	0.2%
	Boeing Co.	5.930%	5/1/60	8,629	10,516	0.2%
	Boeing Co.	5.705%	5/1/40	9,005	10,442	0.2%
	General Electric Co.	4.125%–6.875%	3/15/32–5/1/50	35,738	39,959	0.7%
	Precision Castparts Corp.	3.900%–4.375%	1/15/43–6/15/45	2,026	2,439	0.0%
	Raytheon Technologies Corp.	4.500%	6/1/42	7,840	9,883	0.2%
[2,3]	Capital Goods—Other †				250,193	4.3%
	Communication
	AT&T Inc.	4.500%	3/9/48	8,652	10,157	0.2%
	AT&T Inc.	2.250%–6.550%	6/1/31–2/1/61	138,970	165,511	2.8%
	Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%–6.834%	4/1/31–10/23/55	41,762	50,497	0.9%
	Comcast Corp.	4.700%	10/15/48	7,146	9,574	0.2%
	Comcast Corp.	4.600%	10/15/38	7,321	9,354	0.2%
	Comcast Corp.	1.500%–7.050%	10/15/30–8/15/62	93,044	113,984	2.0%
	NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	7,056	9,980	0.2%
	Orange SA	9.000%	3/1/31	7,139	11,664	0.2%
	Time Warner Cable LLC	4.500%–7.300%	5/1/37–9/15/42	18,097	23,608	0.4%
	Time Warner Entertainment Co. LP	8.375%	7/15/33	3,208	4,988	0.1%
	Verizon Communications Inc.	4.522%	9/15/48	9,992	13,090	0.2%
	Verizon Communications Inc.	4.862%	8/21/46	8,428	11,387	0.2%
	Verizon Communications Inc.	5.012%	4/15/49	7,216	10,088	0.2%
	Verizon Communications Inc.	4.500%	8/10/33	7,867	9,941	0.2%
	Verizon Communications Inc.	4.672%	3/15/55	6,870	9,393	0.2%
	Verizon Communications Inc.	4.400%	11/1/34	7,190	8,966	0.1%
	Verizon Communications Inc.	3.850%–6.400%	9/15/33–8/21/54	28,603	36,333	0.6%
	Vodafone Group plc	5.250%	5/30/48	7,209	9,263	0.1%
	Walt Disney Co.	2.650%–7.750%	1/13/31-5/13/60	52,104	65,104	1.1%

96

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value●	of Net
		Coupon	Date	($000)	($000)	Assets
[2]	Communication—Other †				217,177	3.7%
	Consumer Cyclical
	Amazon.com Inc.	4.050%	8/22/47	8,386	10,816	0.2%
	Home Depot Inc.	5.875%	12/16/36	6,700	10,020	0.1%
	Visa Inc.	4.300%	12/14/45	9,106	12,061	0.2%
	Consumer Cyclical—Other †				317,942	5.5%
	Consumer Noncyclical
[2]	AbbVie Inc.	4.250%	11/21/49	13,441	16,146	0.3%
[2]	AbbVie Inc.	4.050%	11/21/39	7,456	8,743	0.1%
[2]	AbbVie Inc.	4.300%–4.875%	3/15/35–11/14/48	40,572	49,570	0.9%
	Amgen Inc.	4.663%	6/15/51	7,805	10,303	0.2%
	Anheuser-Busch Cos.LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	19,769	24,354	0.4%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	9,500	11,298	0.2%
	Anheuser-Busch InBev Finance Inc.	4.000%–4.900%	2/1/36–2/1/46	16,043	18,836	0.3%
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	7,430	9,913	0.2%
	Anheuser-Busch InBev Worldwide Inc.	3.750%–8.200%	1/23/31–6/1/60	43,716	55,369	1.0%
	AstraZeneca plc	6.450%	9/15/37	6,605	10,140	0.2%
	Bristol-Myers Squibb Co.	4.250%	10/26/49	8,241	10,945	0.2%
	CVS Health Corp.	5.050%	3/25/48	17,303	22,461	0.4%
	CVS Health Corp.	4.780%	3/25/38	11,172	13,627	0.2%
	CVS Health Corp.	2.700%–6.125%	7/20/35–4/1/50	19,971	24,460	0.4%
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,242	9,677	0.2%
	Pfizer Inc.	2.550%–7.200%	12/15/36–5/28/50	31,515	40,331	0.7%
[2]	Upjohn Inc.	3.850%–4.000%	6/22/40–6/22/50	8,146	8,863	0.1%
	Wyeth LLC	5.950%–6.500%	2/1/34–4/1/37	5,876	8,705	0.1%
[2]	Consumer Noncyclical—Other †				772,354	13.3%
	Energy
	Exxon Mobil Corp.	4.327%	3/19/50	7,945	10,082	0.2%
[2]	Energy—Other †				498,448	8.6%
	Other Industrial †				49,270	0.8%
	Technology
	Apple Inc.	4.650%	2/23/46	9,850	13,482	0.2%
	Apple Inc.	2.400%–4.500%	2/23/36–8/20/60	46,454	55,119	1.0%
	Microsoft Corp.	3.700%	8/8/46	11,226	13,990	0.2%
	Microsoft Corp.	2.525%	6/1/50	13,157	13,802	0.2%
	Microsoft Corp.	2.675%	6/1/60	8,623	9,061	0.2%
	Microsoft Corp.	3.450%–4.750%	2/12/35–2/6/57	38,480	49,469	0.9%
	Oracle Corp.	3.600%	4/1/50	9,683	10,804	0.2%
	Oracle Corp.	3.850%	4/1/60	8,724	10,032	0.2%
	Oracle Corp.	3.600%–6.500%	7/8/34–5/15/55	52,852	64,183	1.1%
[2]	Technology—Other †				211,758	3.6%
	Transportation
	Burlington Northern Santa Fe LLC	3.050%–6.200%	8/15/36–2/15/51	31,418	41,053	0.7%
[2]	Transportation—Other †				165,311	2.8%
					4,035,556	69.5%

97

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value●	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
[2] Berkshire Hathaway Energy Co.	3.800%–6.125%	4/1/36–10/15/50	13,209	17,501	0.3%
Duke Energy Carolinas LLC	3.200%–6.450%	10/15/32–8/15/49	12,975	17,189	0.3%
Duke Energy Corp.	3.750%–4.800%	12/15/45–6/15/49	8,218	10,076	0.2%
Duke Energy Florida LLC	3.400%–6.400%	9/15/37–7/15/48	8,538	11,482	0.2%
Duke Energy Indiana LLC	2.750%–6.450%	10/15/35–4/1/50	6,681	8,423	0.2%
Duke Energy Ohio Inc.	3.700%–4.300%	6/15/46–2/1/49	1,923	2,389	0.0%
Duke Energy Progress LLC	3.600%–6.300%	4/1/38–9/15/47	11,638	14,492	0.3%
MidAmerican Energy Co.	3.150%–6.750%	12/30/31–4/15/50	10,277	13,326	0.2%
Nevada Power Co.	3.125%–6.750%	4/1/36–8/1/50	4,820	6,287	0.1%
PacifiCorp	2.700%–7.700%	9/15/30–3/15/51	14,328	18,806	0.3%
Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	2,967	4,250	0.1%
Electric—Other †				506,867	8.7%
Natural Gas
Piedmont Natural Gas Co. Inc.	3.350%–4.650%	8/1/43–6/1/50	2,616	2,939	0.1%
Natural Gas—Other †				49,757	0.8%
Other Utility †				15,593	0.3%
				699,377	12.1%
Total Corporate Bonds (Cost $5,327,657)				5,696,378	98.2%
Taxable Municipal Bonds (Cost $8,058) †				8,455	0.1%

			Shares
Temporary Cash Investment
Money Market Fund
[4] Vanguard Market Liquidity Fund (Cost $30,775)	0.147%		307,753	30,775	0.5%
Total Investments (Cost $5,394,665)				5,763,770	99.3%
Other Assets and Liabilities—Net				37,815	0.7%
Net Assets				5,801,585	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $119,371,000, representing 2.1% of net assets.
3	Securities with a value of $2,268,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

98

Long-Term Corporate Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
30-Year U.S. Treasury Bond	December 2020	77	13,530	33

Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2020	(62)	(13,696)	(7)
				26

See accompanying Notes, which are an integral part of the Financial Statements.

99

Long-Term Corporate Bond Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,363,890)	5,732,995
Affiliated Issuers (Cost $30,775)	30,775
Total Investments in Securities	5,763,770
Investment in Vanguard	239
Receivables for Investment Securities Sold	40,570
Receivables for Accrued Income	59,561
Receivables for Capital Shares Issued	67,047
Variation Margin Receivable—Futures Contracts	201
Total Assets	5,931,388
Liabilities
Due to Custodian	6,266
Payables for Investment Securities Purchased	122,435
Payables for Capital Shares Redeemed	630
Payables for Distributions	190
Payables to Vanguard	145
Variation Margin Payable—Futures Contracts	137
Total Liabilities	129,803
Net Assets	5,801,585

At August 31, 2020, net assets consisted of:

Paid-in Capital	5,460,310
Total Distributable Earnings (Loss)	341,275
Net Assets	5,801,585

ETF Shares—Net Assets
Applicable to 48,721,706 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,213,530
Net Asset Value Per Share—ETF Shares	$107.01

Admiral Shares—Net Assets
Applicable to 11,157,482 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	319,981
Net Asset Value Per Share—Admiral Shares	$28.68

Institutional Shares—Net Assets
Applicable to 7,532,796 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	268,074
Net Asset Value Per Share—Institutional Shares	$35.59

See accompanying Notes, which are an integral part of the Financial Statements.

100

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	180,476
Total Income	180,476
Expenses
The Vanguard Group—Note B
Investment Advisory Services	146
Management and Administrative—ETF Shares	1,541
Management and Administrative—Admiral Shares	161
Management and Administrative—Institutional Shares	188
Marketing and Distribution—ETF Shares	260
Marketing and Distribution—Admiral Shares	20
Marketing and Distribution—Institutional Shares	16
Custodian Fees	63
Auditing Fees	43
Shareholders’ Reports—ETF Shares	83
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	3
Total Expenses	2,527
Net Investment Income	177,949
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	311,134
Futures Contracts	(1,738)
Realized Net Gain (Loss)	309,396
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(172,949)
Futures Contracts	22
Change in Unrealized Appreciation (Depreciation)	(172,927)
Net Increase (Decrease) in Net Assets Resulting from Operations	314,418

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $174,000, $34,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $276,382,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	177,949	169,997
Realized Net Gain (Loss)	309,396	48,730
Change in Unrealized Appreciation (Depreciation)	(172,927)	641,403
Net Increase (Decrease) in Net Assets Resulting from Operations	314,418	860,130
Distributions[1]
ETF Shares	(151,191)	(129,598)
Admiral Shares	(10,090)	(8,737)
Institutional Shares	(16,541)	(27,120)
Total Distributions	(177,822)	(165,455)
Capital Share Transactions
ETF Shares	1,024,186	985,012
Admiral Shares	53,933	35,845
Institutional Shares	(284,804)	(324,656)
Net Increase (Decrease) from Capital Share Transactions	793,315	696,201
Total Increase (Decrease)	929,911	1,390,876
Net Assets
Beginning of Period	4,871,674	3,480,798
End of Period	5,801,585	4,871,674

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$102.86	$88.35	$94.07	$96.37	$85.25
Investment Operations
Net Investment Income	3.701[1]	3.936[1]	3.880[1]	3.897[1]	3.905
Net Realized and Unrealized Gain (Loss) on Investments[2]	4.189	14.458	(5.722)	(2.356)	11.127
Total from Investment Operations	7.890	18.394	(1.842)	1.541	15.032
Distributions
Dividends from Net Investment Income	(3.740)	(3.884)	(3.878)	(3.841)	(3.912)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.740)	(3.884)	(3.878)	(3.841)	(3.912)
Net Asset Value, End of Period	$107.01	$102.86	$88.35	$94.07	$96.37

Total Return	7.90%	21.60%	-2.01%	1.81%	18.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,214	$4,074	$2,509	$2,098	$1,494
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.60%	4.36%	4.26%	4.27%	4.46%
Portfolio Turnover Rate[3]	62%	47%	48%	56%	59%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.09, $.09, and $.03.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.55	$23.65	$25.18	$25.79	$22.80
Investment Operations
Net Investment Income	.988[1]	1.053[1]	1.043[1]	1.047[1]	1.047
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.125	3.895	(1.536)	(.625)	2.991
Total from Investment Operations	2.113	4.948	(.493)	.422	4.038
Distributions
Dividends from Net Investment Income	(.983)	(1.048)	(1.037)	(1.032)	(1.048)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.983)	(1.048)	(1.037)	(1.032)	(1.048)
Net Asset Value, End of Period	$28.68	$27.55	$23.65	$25.18	$25.79

Total Return[3]	7.87%	21.64%	-2.00%	1.84%	18.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$320	$256	$186	$161	$90
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	3.58%	4.34%	4.26%	4.27%	4.46%
Portfolio Turnover Rate[4]	62%	47%	48%	56%	59%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.03, $.02, and $.01.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$34.18	$29.36	$31.25	$32.02	$28.31
Investment Operations
Net Investment Income	1.250[1]	1.314[1]	1.299[1]	1.306[1]	1.306
Net Realized and Unrealized Gain (Loss) on Investments[2]	1.387	4.812	(1.895)	(.790)	3.710
Total from Investment Operations	2.637	6.126	(.596)	.516	5.016
Distributions
Dividends from Net Investment Income	(1.227)	(1.306)	(1.294)	(1.286)	(1.306)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.227)	(1.306)	(1.294)	(1.286)	(1.306)
Net Asset Value, End of Period	$35.59	$34.18	$29.36	$31.25	$32.02

Total Return[3]	7.91%	21.58%	-1.95%	1.81%	18.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$268	$541	$786	$528	$384
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	3.68%	4.36%	4.28%	4.29%	4.48%
Portfolio Turnover Rate[4]	62%	47%	48%	56%	59%

1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.03, $.03, and $.01.
3	Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

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Long-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

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Long-Term Corporate Bond Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $239,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	28,162	—	28,162
Corporate Bonds	—	5,696,378	—	5,696,378
Taxable Municipal Bonds	—	8,455	—	8,455
Temporary Cash Investments	30,775	—	—	30,775
Total	30,775	5,732,995	—	5,763,770
Derivative Financial Instruments
Assets
Futures Contracts[1]	201	—	—	201
Liabilities
Futures Contracts[1]	137	—	—	137

1 Represents variation margin on the last day of the reporting period.

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Long-Term Corporate Bond Index Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	276,382
Total Distributable Earnings (Loss)	(276,382)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,218
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(38,711)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	366,958

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	177,822	165,455
Long-Term Capital Gains	—	—
Total	177,822	165,455

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,396,812
Gross Unrealized Appreciation	416,102
Gross Unrealized Depreciation	(49,144)
Net Unrealized Appreciation (Depreciation)	366,958

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Long-Term Corporate Bond Index Fund

E.  During the year ended August 31, 2020, the fund purchased $5,512,529,000 of investment securities and sold $4,750,874,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,225,816,000 and $1,217,277,000, respectively. Total purchases and sales include $3,697,653,000 and $2,787,892,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2020, such purchases and sales were $176,679,000 and $1,410,246,000, respectively; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	3,855,752	37,213	1,984,864	21,804
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,831,566)	(28,100)	(999,852)	(10,600)
Net Increase (Decrease)—ETF Shares	1,024,186	9,113	985,012	11,204
Admiral Shares
Issued[1]	140,978	5,094	79,321	3,240
Issued in Lieu of Cash Distributions	7,676	277	6,829	281
Redeemed	(94,721)	(3,505)	(50,305)	(2,083)
Net Increase (Decrease)—Admiral Shares	53,933	1,866	35,845	1,438
Institutional Shares
Issued[1]	13,691	364	11,860	396
Issued in Lieu of Cash Distributions	14,985	440	24,334	820
Redeemed	(313,480)	(9,109)	(360,850)	(12,138)
Net Increase (Decrease)—Institutional Shares	(284,804)	(8,305)	(324,656)	(10,922)

1 Includes purchase fees for fiscal 2020 and 2019 of $1,562,000 and $919,000, respectively (fund totals).

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

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Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2010, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	4.45%	2.97%	2.87%	$13,275
Mortgage-Backed Securities Index Fund ETF Shares Market Price	4.47	2.98	2.86	13,257
Bloomberg Barclays U.S. MBS Float Adjusted Index	4.49	3.05	2.95	13,369
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

Bloomberg Barclays U.S. MBS Float Adjusted Index: Includes U.S. agency mortgage-backed pass-through securities.

See Financial Highlights for dividend and capital gains information.

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Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mortgage-Backed Securities Index Fund Admiral Shares	4.43%	2.96%	2.87%	$13,273
Bloomberg Barclays U.S. MBS Float Adjusted Index	4.49	3.05	2.95	13,369
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.69	14,372

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund Institutional Shares	4.48%	2.98%	3.02%	$6,127,381
Bloomberg Barclays U.S. MBS Float Adjusted Index	4.49	3.05	3.07	6,146,646
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	4.41	3.99	6,534,425

“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: August 31, 2010, Through August 31, 2020

	One	Five	Ten
	Year	Years	Years
Mortgage-Backed Securities Index Fund ETF Shares Market Price	4.47%	15.81%	32.57%
Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value	4.45	15.75	32.75
Bloomberg Barclays U.S. MBS Float Adjusted Index	4.49	16.23	33.69

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

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Mortgage-Backed Securities Index Fund

Distribution by Stated Maturity

As of August 31, 2020

0–10 Years	2.5%
10–20 Years	15.1
20–30 Years	67.5
30–40 Years	14.9

The table reflects the fund’s investments, except for short-term investments. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

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Mortgage-Backed Securities Index Fund

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.6%)
Conventional Mortgage-Backed Securities (99.6%)
[1,2]	Fannie Mae Pool	2.000%	11/1/23–9/1/50	86,316	89,354
[1,2]	Fannie Mae Pool	2.500%	11/1/26–9/1/50	617,552	649,901
[1,2]	Fannie Mae Pool	3.000%	11/1/25–7/1/50	1,163,701	1,231,738
¤,1,2	Fannie Mae Pool	3.500%	12/1/20–5/1/50	1,025,164	1,092,888
[1,2]	Fannie Mae Pool	4.000%	5/1/21–2/1/50	797,700	861,735
[1,2]	Fannie Mae Pool	4.500%	9/1/20–7/1/50	343,763	376,925
[1,2]	Fannie Mae Pool	5.000%	10/1/20–2/1/50	118,778	133,178
[1,2]	Fannie Mae Pool	5.500%	5/1/21–2/1/42	45,207	52,229
[1,2]	Fannie Mae Pool	6.000%	12/1/20–5/1/41	28,854	33,872
[1,2]	Fannie Mae Pool	6.500%	10/1/21–10/1/39	5,665	6,660
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	413	484
[1,2]	Fannie Mae Pool	7.500%	11/1/22	2	2
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	10,116	10,544
[1,2]	Freddie Mac Gold Pool	2.500%	8/1/22–2/1/43	161,919	170,414
[1,2,3]	Freddie Mac Gold Pool	3.000%	1/1/26–6/1/49	555,855	589,941
[1,2]	Freddie Mac Gold Pool	3.500%	9/1/25–2/1/49	593,542	635,403
[1,2]	Freddie Mac Gold Pool	4.000%	10/1/21–6/1/49	373,030	404,095
[1,2]	Freddie Mac Gold Pool	4.500%	3/1/23–11/1/48	181,327	199,502
[1,2]	Freddie Mac Gold Pool	5.000%	9/1/21–11/1/48	49,637	55,768
[1,2]	Freddie Mac Gold Pool	5.500%	4/1/21–6/1/41	38,514	44,316
[1,2]	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	22,700	26,704
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	2,064	2,370
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	174	201
[1]	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	23,458	24,591
[1]	Ginnie Mae I Pool	3.500%	2/15/26–9/15/49	27,127	28,909
[1]	Ginnie Mae I Pool	4.000%	7/15/24–6/15/49	31,002	33,208
[1,4]	Ginnie Mae I Pool	4.500%	8/15/33–7/15/49	41,808	46,510
[1]	Ginnie Mae I Pool	5.000%	5/15/33–4/15/41	19,346	21,952
[1]	Ginnie Mae I Pool	5.500%	10/15/32–3/15/40	6,476	7,407
[1]	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	1,618	1,866
[1]	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	103	121
[1]	Ginnie Mae I Pool	7.000%	10/15/27	3	3
¤,1	Ginnie Mae II Pool	2.000%	9/1/50	7,525	7,797
¤,1	Ginnie Mae II Pool	2.500%	6/20/27–9/1/50	322,451	340,311
¤,1,3	Ginnie Mae II Pool	3.000%	10/20/26–9/1/50	963,864	1,016,929
¤,1	Ginnie Mae II Pool	3.500%	12/20/25–9/1/50	926,106	986,679
¤,1,3	Ginnie Mae II Pool	4.000%	9/20/25–9/1/50	486,839	525,615
¤,1	Ginnie Mae II Pool	4.500%	2/20/39–9/1/50	231,589	252,467

114

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1]	Ginnie Mae II Pool	5.000%	6/20/33–12/20/49	79,781	88,657
[1]	Ginnie Mae II Pool	5.500%	11/20/33–7/20/49	10,153	11,517
[1]	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	3,896	4,512
[1]	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	594	716
[1]	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	53	66
¤,1,2	UMBS Pool	1.500%	9/1/35	11,450	11,718
¤,1,2	UMBS Pool	2.000%	4/1/23–9/1/50	370,366	383,053
¤,1,2	UMBS Pool	2.500%	8/1/34–9/1/50	689,585	725,861
¤,1,2	UMBS Pool	3.000%	12/1/26–9/1/50	713,422	754,379
¤,1,2	UMBS Pool	3.500%	7/1/26–9/1/50	412,197	437,735
¤,1,2	UMBS Pool	4.000%	11/1/33–9/1/50	252,002	271,723
¤,1,2	UMBS Pool	4.500%	10/1/48–9/1/50	198,324	215,825
[1,2]	UMBS Pool	5.000%	3/1/49–3/1/50	37,613	41,673
[1,2]	UMBS Pool	5.500%	10/1/38–6/1/49	4,409	4,897
[1,2]	UMBS Pool	6.000%	7/1/40	2,575	3,021
					12,917,942
Nonconventional Mortgage-Backed Securities (0.0%)
[1,2]	Fannie Mae Pool	2.277%	7/1/43	573	596
[1,2]	Fannie Mae Pool	3.451%	4/1/41	30	30
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.290%	3.235%	12/1/41	49	51
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.310%	3.434%	9/1/37	20	21
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.475%	3.490%	3/1/43	178	180
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.596%	3.277%	6/1/43	82	83
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.610%	3.341%	10/1/37	41	43
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.614%	3.650%	8/1/39	27	28
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.627%	3.627%	3/1/38	3	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.658%	2.792%	10/1/42	77	77
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.590%	10/1/39	13	13
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.690%	3.802%	9/1/42	219	231
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.693%	3.673%	11/1/39	10	11
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.700%	3.747%	12/1/40	60	64
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.722%	3.561%	5/1/42	30	32
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.771%	3.591%	5/1/42	14	14
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.793%	3.384%	8/1/42	69	70
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.795%	3.387%	3/1/42	32	35
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.805%	3.747%	11/1/41	40	43
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.685%	10/1/40	6	6
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.810%	3.810%	12/1/40	2	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	3.123%	9/1/40	72	77
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	3.858%	1/1/42	77	82
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.813%	3.965%	11/1/41	9	10
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.189%	5/1/41	24	25
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.690%	11/1/40	3	3
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.815%	3.924%	12/1/41	36	39
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.819%	3.839%	3/1/41	63	67
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.822%	3.920%	12/1/39	51	54
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.824%	3.824%	2/1/41	2	2
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.835%	3.859%	1/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.841%	3.081%	2/1/42	53	57
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.874%	3.649%	5/1/40	1	1
[1,2,5]	Fannie Mae Pool, 12M USD LIBOR + 1.909%	3.659%	4/1/37	5	5
[1,2]	Freddie Mac Non Gold Pool	2.811%	6/1/41	24	25
[1,2]	Freddie Mac Non Gold Pool	2.814%	6/1/40	11	11
[1,2]	Freddie Mac Non Gold Pool	2.840%	6/1/37	22	23

115

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Freddie Mac Non Gold Pool	2.886%	6/1/40	14	15
[1,2]	Freddie Mac Non Gold Pool	2.923%	5/1/40	1	1
[1,2]	Freddie Mac Non Gold Pool	3.513%	9/1/40	31	33
[1,2]	Freddie Mac Non Gold Pool	3.636%	12/1/39	7	7
[1,2]	Freddie Mac Non Gold Pool	3.695%	2/1/37	10	11
[1,2]	Freddie Mac Non Gold Pool	3.713%	10/1/37	7	7
[1,2]	Freddie Mac Non Gold Pool	3.750%	12/1/40	12	13
[1,2]	Freddie Mac Non Gold Pool	3.910%	2/1/41	48	52
[1,2]	Freddie Mac Non Gold Pool	3.927%	2/1/42	13	14
[1,2]	Freddie Mac Non Gold Pool	4.085%	3/1/38	5	6
[1,2,5]	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.640%	3.809%	11/1/43	123	128
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	2.875%	4/20/41	3	3
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.000%	1/20/41–2/20/41	205	215
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.125%	11/20/40–12/20/42	205	210
[1,5]	Ginnie Mae II Pool, 1YR CMT + 1.500%	3.250%	7/20/41–8/20/41	60	62
[1,5]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.375%	5/20/41	2	2
[1,5]	Ginnie Mae II Pool, 1YR CMT + 2.000%	3.625%	11/20/40	3	3
					2,898
Total U.S. Government and Agency Obligations (Cost $12,527,859)					12,920,840

				Shares
Temporary Cash Investment (17.3%)
Money Market Fund (17.3%)
[6]	Vanguard Market Liquidity Fund (Cost $2,248,309)	0.147%		22,487,127	2,248,713
Total Investments (116.9%) (Cost $14,776,168)					15,169,553
Other Assets and Liabilities—Net (-16.9%)					(2,196,636)
Net Assets (100%)					12,972,917

Cost is in $000.

•	See Note A in Notes to Financial Statements.
¤	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2020.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	Securities with a value of $1,277,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	Securities with a value of $18,000 has been segregated as initial margin for recently closed futures contracts.
5	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CMT—Constant Maturing Treasury Rate.

LIBOR—London Interbank Offered Rate.

UMBS—Uniform Mortgage-Backed Securities.

See accompanying Notes, which are an integral part of the Financial Statements.

116

Mortgage-Backed Securities Index Fund

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $12,527,859)	12,920,840
Affiliated Issuers (Cost $2,248,309)	2,248,713
Total Investments in Securities	15,169,553
Investment in Vanguard	540
Cash	1,150
Receivables for Investment Securities Sold	98,339
Receivables for Accrued Income	31,872
Receivables for Capital Shares Issued	19,483
Total Assets	15,320,937
Liabilities
Payables for Investment Securities Purchased	2,345,888
Payables for Capital Shares Redeemed	1,157
Payables for Distributions	648
Payables to Vanguard	327
Total Liabilities	2,348,020
Net Assets	12,972,917

At August 31, 2020, net assets consisted of:

Paid-in Capital	12,537,804
Total Distributable Earnings (Loss)	435,113
Net Assets	12,972,917

ETF Shares—Net Assets
Applicable to 214,180,274 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	11,643,057
Net Asset Value Per Share—ETF Shares	$54.36

Admiral Shares—Net Assets
Applicable to 53,365,035 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,159,219
Net Asset Value Per Share—Admiral Shares	$21.72

Institutional Shares—Net Assets
Applicable to 5,797,182 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	170,641
Net Asset Value Per Share—Institutional Shares	$29.44

See accompanying Notes, which are an integral part of the Financial Statements.

117

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Interest[1]	278,298
Total Income	278,298
Expenses
The Vanguard Group—Note B
Investment Advisory Services	357
Management and Administrative—ETF Shares	3,645
Management and Administrative—Admiral Shares	539
Management and Administrative—Institutional Shares	63
Marketing and Distribution—ETF Shares	669
Marketing and Distribution—Admiral Shares	69
Marketing and Distribution—Institutional Shares	6
Custodian Fees	103
Auditing Fees	39
Shareholders’ Reports—ETF Shares	790
Shareholders’ Reports—Admiral Shares	36
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	7
Total Expenses	6,323
Net Investment Income	271,975
Realized Net Gain (Loss)
Investment Securities Sold[1]	43,224
Futures Contracts	(900)
Realized Net Gain (Loss)	42,324
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	218,272
Sale Commitments	69
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	218,341
Net Increase (Decrease) in Net Assets Resulting from Operations	532,640

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $12,584,000, $95,000, and $378,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

118

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	271,975	275,650
Realized Net Gain (Loss)	42,324	4,371
Change in Unrealized Appreciation (Depreciation)	218,341	341,466
Net Increase (Decrease) in Net Assets Resulting from Operations	532,640	621,487
Distributions[1]
ETF Shares	(255,578)	(243,723)
Admiral Shares	(21,433)	(23,071)
Institutional Shares	(3,282)	(2,741)
Total Distributions	(280,293)	(269,535)
Capital Share Transactions
ETF Shares	1,098,083	2,803,060
Admiral Shares	298,089	87,297
Institutional Shares	48,576	45,330
Net Increase (Decrease) from Capital Share Transactions	1,444,748	2,935,687
Total Increase (Decrease)	1,697,095	3,287,639
Net Assets
Beginning of Period	11,275,822	7,988,183
End of Period	12,972,917	11,275,822

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

119

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$53.26	$51.38	$53.00	$53.79	$53.05
Investment Operations
Net Investment Income	1.197[1]	1.564[1]	1.325[1]	1.059[1]	.967
Net Realized and Unrealized Gain (Loss) on Investments	1.146	1.859	(1.683)	(.682)	.968
Total from Investment Operations	2.343	3.423	(.358)	.377	1.935
Distributions
Dividends from Net Investment Income	(1.243)	(1.543)	(1.262)	(1.004)	(.955)
Distributions from Realized Capital Gains	—	—	—	(.163)	(.240)
Total Distributions	(1.243)	(1.543)	(1.262)	(1.167)	(1.195)
Net Asset Value, End of Period	$54.36	$53.26	$51.38	$53.00	$53.79

Total Return	4.45%	6.80%	-0.67%	0.74%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,643	$10,316	$7,193	$4,252	$2,837
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.22%	3.01%	2.56%	2.00%	1.85%
Portfolio Turnover Rate[2]	218%	190%	279%	339%	380%

1 Calculated based on average shares outstanding.

2 Includes 11%, 34%, 78%, 133%, and 175% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

120

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$21.26	$20.51	$21.17	$21.49	$21.20
Investment Operations
Net Investment Income	.470[1]	.622[1]	.528[1]	.413[1]	.388
Net Realized and Unrealized Gain (Loss) on Investments	.463	.742	(.674)	(.258)	.387
Total from Investment Operations	.933	1.364	(.146)	.155	.775
Distributions
Dividends from Net Investment Income	(.473)	(.614)	(.514)	(.410)	(.389)
Distributions from Realized Capital Gains	—	—	—	(.065)	(.096)
Total Distributions	(.473)	(.614)	(.514)	(.475)	(.485)
Net Asset Value, End of Period	$21.72	$21.26	$20.51	$21.17	$21.49

Total Return[2]	4.43%	6.77%	-0.68%	0.76%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,159	$841	$725	$527	$554
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.99%	2.56%	2.00%	1.85%
Portfolio Turnover Rate[3]	218%	190%	279%	339%	380%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 11%, 34%, 78%, 133%, and 175% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

121

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.81	$27.79	$28.69	$29.12	$28.73
Investment Operations
Net Investment Income	.641[1]	.846[1]	.721[1]	.571[1]	.532
Net Realized and Unrealized Gain (Loss) on Investments	.636	1.011	(.920)	(.353)	.522
Total from Investment Operations	1.277	1.857	(.199)	.218	1.054
Distributions
Dividends from Net Investment Income	(.647)	(.837)	(.701)	(.560)	(.534)
Distributions from Realized Capital Gains	—	—	—	(.088)	(.130)
Total Distributions	(.647)	(.837)	(.701)	(.648)	(.664)
Net Asset Value, End of Period	$29.44	$28.81	$27.79	$28.69	$29.12

Total Return	4.48%	6.80%	-0.68%	0.79%	3.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$171	$119	$70	$52	$47
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.20%	3.01%	2.58%	2.02%	1.87%
Portfolio Turnover Rate[2]	218%	190%	279%	339%	380%

1 Calculated based on average shares outstanding.

2 Includes 11%, 34%, 78%, 133%, and 175% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

122

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

123

Mortgage-Backed Securities Index Fund

During the year ended August 31, 2020, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2020.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

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Mortgage-Backed Securities Index Fund

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Mortgage-Backed Securities Index Fund

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2020, the fund had contributed to Vanguard capital in the amount of $540,000, representing less than 0.01% of the fund’s net assets and 0.22% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of August 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
U.S. Government and Agency Obligations	—	12,920,840	—	12,920,840
Temporary Cash Investments	2,248,713	—	—	2,248,713
Total Assets	2,248,713	12,920,840	—	15,169,553

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,829
Total Distributable Earnings (Loss)	(2,829)

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Mortgage-Backed Securities Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	40,431
Undistributed Long-Term Gains	2,667
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	392,663

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	280,293	269,535
Long-Term Capital Gains	—	—
Total	280,293	269,535

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	14,776,890
Gross Unrealized Appreciation	396,593
Gross Unrealized Depreciation	(3,930)
Net Unrealized Appreciation (Depreciation)	392,663

E.  During the year ended August 31, 2020, the fund purchased $28,163,847,000 of investment securities and sold $26,648,989,000 of investment securities, other than temporary cash investments. Purchases and sales include $86,513,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Mortgage-Backed Securities Index Fund

F.  Capital share transactions for each class of shares were:

			Year Ended August 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,840,003	52,845	3,225,170	61,834
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,741,920)	(32,350)	(422,110)	(8,150)
Net Increase (Decrease)—ETF Shares	1,098,083	20,495	2,803,060	53,684
Admiral Shares
Issued	684,698	31,678	295,379	14,288
Issued in Lieu of Cash Distributions	13,116	609	13,356	644
Redeemed	(399,725)	(18,497)	(221,438)	(10,709)
Net Increase (Decrease)—Admiral Shares	298,089	13,790	87,297	4,223
Institutional Shares
Issued	74,790	2,567	53,939	1,914
Issued in Lieu of Cash Distributions	2,297	79	2,185	78
Redeemed	(28,511)	(970)	(10,794)	(384)
Net Increase (Decrease)—Institutional Shares	48,576	1,676	45,330	1,608

At August 31, 2020, one shareholder was the record or beneficial owner of 31% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund, and the statements of assets and liabilities, including the schedules of investments—investments summary, of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Short-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,425,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2020 tax information (unaudited) for Vanguard Intermediate-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,810,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

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Special 2020 tax information (unaudited) for Vanguard Long-Term Treasury Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

Special 2020 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 79.5% of income dividends are interest-related dividends.

Special 2020 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed 7,510,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 84.3% of income dividends are interest-related dividends.

Special 2020 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 86.4% of income dividends are interest-related dividends.

Special 2020 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $265,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue.

132

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below the peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

The benefit of economies of scale

The board concluded that each fund’s arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

133

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering the Program for Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, and Vanguard Mortgage-Backed Securities Index Fund, and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the funds’ liquidity risk.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index, Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index, Bloomberg Barclays U.S. Long Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, Bloomberg Barclays U.S. 10+ Year Corporate Bond Index, and Bloomberg Barclays U.S. MBS Float Adjusted Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Sector Bond Index Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Sector Bond Index Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Sector Bond Index Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Sector Bond Index Funds or the owners of the Sector Bond Index Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Sector Bond Index Funds. Investors acquire the Sector Bond Index Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Sector Bond Index Funds. The Sector Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Sector Bond Index Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Sector Bond Index Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Sector Bond Index Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Sector Bond Index Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Sector Bond Index Funds.

135

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SECTOR BOND INDEX FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.

All rights reserved.

U.S. Patent Nos. 6,879,964; 7,337,138;

7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636.

Vanguard Marketing Corporation, Distributor.

Q16420 102020

Annual Report | August 31, 2020 Vanguard Total Corporate Bond ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

About Your Fund’s Expenses	2

Performance Summary	4

Financial Statements	7

Trustees Approve Advisory Arrangement	18

Liquidity Risk Management	20

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     Vanguard Total Corporate Bond ETF returned 7.18% for the 12 months ended August 31, 2020. Its benchmark returned 7.50%.

•     The pandemic contributed to a spike in volatility and an erosion in liquidity in the bond markets in March. Bond yields nevertheless ended the period significantly lower—and bond prices ended higher—amid unprecedented actions from policymakers and the far dimmer outlook for economic activity.

•     Despite economic uncertainty and corporate bond issuance approaching record levels, spreads tightened in part because of the Fed’s decision in March to buy corporate bonds. (Spreads are the additional yields that corporate bonds offer above Treasuries with comparable maturities.)

•     By maturity, longer-term corporates outpaced their shorter-term counterparts. By quality, results were more nuanced. And by sector, bonds in the utilities sector outperformed those in financials and industrials.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Corporate Bond ETF	2/29/2020	8/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,029.47	$0.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.89	0.25

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF’s annualized expense figure for the period is 0.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Total Corporate Bond ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 7, 2017, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/7/2017)	Investment
Total Corporate Bond ETF Net Asset Value	7.18%	6.53%	$11,949
Total Corporate Bond ETF Market Price	7.07	6.55	11,955
Bloomberg Barclays U.S. Corporate Bond Index	7.50	6.70	12,003
Bloomberg Barclays U.S. Aggregate Float Adjusted Index	6.57	5.56	11,646

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

4

Total Corporate Bond ETF

Cumulative Returns of ETF Shares: November 7, 2017, Through August 31, 2020
		Since
	One	Inception
	Year	(11/7/2017)
Total Corporate Bond ETF Market Price	7.07%	19.55%
Total Corporate Bond ETF Net Asset Value	7.18	19.49
Bloomberg Barclays U.S. Corporate Bond Index	7.50	20.03

“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

5

Total Corporate Bond ETF

Underlying Vanguard Funds
As of August 31, 2020

Vanguard Long-Term Corporate Bond ETF	38.0%
Vanguard Short-Term Corporate Bond ETF	31.9
Vanguard Intermediate-Term Corporate Bond ETF	30.1

The table reflects the fund’s investments, except for short-term investments.

6

Total Corporate Bond ETF

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Funds (100.0%)
Vanguard Long-Term Corporate Bond ETF	2,187,507	235,157
Vanguard Short-Term Corporate Bond ETF	2,374,144	197,267
Vanguard Intermediate-Term Corporate Bond ETF	1,932,284	186,253
Total Investment Companies (Cost $596,820)		618,677
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.147% (Cost $14)	138	14
Total Investments (100.0%) (Cost $596,834)		618,691
Other Assets and Liabilities—Net (0.0%)		(7)
Net Assets (100%)		618,684

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Total Corporate Bond ETF

Statement of Assets and Liabilities
As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $596,834)	618,691
Cash	1
Cash Collateral Received for ETF Capital Activity	1,903
Receivables for Investment Securities Sold	3,442
Total Assets	624,037
Liabilities
Payables for Investment Securities Purchased	3,450
Collateral for ETF Capital Activity	1,903
Total Liabilities	5,353
Net Assets	618,684

At August 31, 2020, net assets consisted of:

Paid-in Capital	597,102
Total Distributable Earnings (Loss)	21,582
Net Assets	618,684

Net Assets
Applicable to 6,680,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	618,684
Net Asset Value Per Share	$92.62

See accompanying Notes, which are an integral part of the Financial Statements.

8

Total Corporate Bond ETF

Statement of Operations
Year Ended
August 31, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	11,005
Net Investment Income—Note B	11,005
Realized Net Gain (Loss) on Affiliated Funds Sold[1]	1,932
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	12,234
Net Increase (Decrease) in Net Assets Resulting from Operations	25,171

1 Includes $2,157,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Total Corporate Bond ETF

Statement of Changes in Net Assets
	Year Ended August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,005	3,876
Realized Net Gain (Loss)	1,932	3,437
Change in Unrealized Appreciation (Depreciation)	12,234	11,001
Net Increase (Decrease) in Net Assets Resulting from Operations	25,171	18,314
Distributions[1]
Total Distributions	(11,058)	(3,825)
Capital Share Transactions
Issued	468,094	182,867
Issued in Lieu of Cash Distributions	—	—
Redeemed	(66,422)	(49,530)
Net Increase (Decrease) from Capital Share Transactions	401,672	133,337
Total Increase (Decrease)	415,785	147,826
Net Assets
Beginning of Period	202,899	55,073
End of Period	618,684	202,899

1 Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Total Corporate Bond ETF

Financial Highlights

			Nov. 7,
	Year Ended		2017[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$89.19	$81.59	$85.00
Investment Operations
Net Investment Income[2]	2.638	2.825	2.081
Capital Gain Distributions Received	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	3.614	7.717	(3.445)
Total from Investment Operations	6.252	10.542	(1.364)
Distributions
Dividends from Net Investment Income	(2.822)	(2.942)	(2.046)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.822)	(2.942)	(2.046)
Net Asset Value, End of Period	$92.62	$89.19	$81.59

Total Return	7.18%	13.29%	-1.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$619	$203	$55
Ratio of Total Expenses to Average Net Assets	—	—	—*
Acquired Fund Fees and Expenses	0.05%	0.05%	0.07%*
Ratio of Net Investment Income to Average Net Assets	2.94%	3.38%	3.10%*
Portfolio Turnover Rate[3]	40%	12%	4%

*	Annualized.
1	Inception.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, included ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Total Corporate Bond ETF

Notes to Financial Statements

Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select bond index ETFs. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available on vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription) or fails to deliver the fund ETF Shares (in the case of a redemption), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement of Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee

12

Total Corporate Bond ETF

of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

13

Total Corporate Bond ETF

At August 31, 2020, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,157
Total Distributable Earnings (Loss)	(2,157)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	14
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(289)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	21,857

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	11,058	3,825
Long-Term Capital Gains	—	—
Total	11,058	3,825

*Includes short-term capital gains, if any.

14

Total Corporate Bond ETF

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	596,834
Gross Unrealized Appreciation	23,790
Gross Unrealized Depreciation	(1,933)
Net Unrealized Appreciation (Depreciation)	21,857

E.  Capital shares issued and redeemed were:

	Year Ended August 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	5,185	2,175
Issued in Lieu of Cash Distributions	—	—
Redeemed	(780)	(575)
Net Increase (Decrease) in Shares Outstanding	4,405	1,600

F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds	Realized					Aug. 31,
	2019		from	Net	Change in			Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized			Distributions	Market
	Value	at Cost[1]	Sold[2]	(Loss )	App. (Dep.	)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)		($000)	($000)	($000)
Vanguard Intermediate-Term Corporate Bond ETF	59,530	164,254	43,754	754	5,469		3,164	—	186,253
Vanguard Long-Term Corporate Bond ETF	71,293	248,324	89,455	1,223	3,772		4,657	—	235,157
Vanguard Market Liquidity Fund	27	NA3	NA3	—	—		1	—	14
Vanguard Short-Term Corporate Bond ETF	72,064	206,299	84,044	(45)	2,993		3,183	—	197,267
Total	202,914	618,877	217,253	1,932	12,234		11,005	—	618,691

1  Includes $468,035,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.

2  Includes $65,797,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.

3  Not applicable—purchases and sales are for temporary cash investment purposes.

G.  Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total Corporate Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 15, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

16

Special 2020 tax information (unaudited) for Vanguard Total Corporate Bond ETF

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 83.8% of income dividends are interest-related dividends.

17

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Corporate Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2017 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

18

The benefit of economies of scale

The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

19

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total Corporate Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

20

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Corporate Bond Index, including its component Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, and Bloomberg Barclays U.S. 10+ Year Corporate Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of Vanguard Total Corporate Bond ETF, including Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF (collectively, ETFs), and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ETFs. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ETFs. Bloomberg and Barclays only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ETFs or the owners of the ETFs.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the ETFs. Investors acquire the ETFs from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ETFs. The ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ETFs or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the ETFs with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ETFs or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ETFs.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ETFs, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

Q9850 102020

Annual Report | August 31, 2020 Vanguard Total World Bond ETF

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Trustees Approve Advisory Arrangements	18
Liquidity Risk Management	20

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    Vanguard Total World Bond ETF returned 3.69% for the 12 months ended August 31, 2020, roughly in line with the 3.73% return of its expense-free benchmark.

•    A number of stock market indexes around the world climbed to record highs in February and then plummeted as the coronavirus spread outside of China. This led to lockdowns, the shuttering of nonessential businesses, and travel restrictions in many countries. However, the unprecedented scale of the response from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions helped lift investor sentiment.

•    The pandemic contributed to a spike in volatility and an erosion in liquidity in the bond markets in March. Bond yields nevertheless ended the period significantly lower—and bond prices ended higher.

•    The United States, which accounted for more than 40% of the ETF’s assets at the end of the fiscal year, outperformed. European bonds produced a positive return, in contrast to another heavyweight in the index, Japan, which posted a slightly negative result.

•    Corporate bonds tended to fare better than government bonds, with debt issued by utilities outpacing that of industrial companies and financial institutions.

Market Barometer

Average Annual Total Returns
Periods Ended August 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	22.50%	14.58%	14.31%
Russell 2000 Index (Small-caps)	6.02	5.03	7.65
Russell 3000 Index (Broad U.S. market)	21.44	13.95	13.86
FTSE All-World ex US Index (International)	8.78	2.92	6.00

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.47%	5.09%	4.33%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	3.24	4.09	3.99
FTSE Three-Month U.S. Treasury Bill Index	1.18	1.67	1.15

CPI
Consumer Price Index	1.31%	1.92%	1.75%

1

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Total World Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total World Bond ETF.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

2

Six Months Ended August 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total World Bond ETF	2/29/2020	8/31/2020	Period
Based on Actual Fund Return	$1,000.00	$1,016.28	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.83	0.31

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Total World Bond ETF invests. The Total World Bond ETF’s annualized expense figure for the period is 0.06%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

3

Total World Bond ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 4, 2018, Through August 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(9/4/2018)	Investment
Total World Bond ETF Net Asset Value	3.69%	15.10%	$11,510
Total World Bond ETF Market Price	3.69	15.14	11,514
Bloomberg Barclays Global Aggregate Float Adjusted Composite Index	3.73	15.36	11,536

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Bloomberg Barclays Global Aggregate Float Adjusted Composite Index: Composed of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index and the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index.

See Financial Highlights for dividend and capital gains information.

4

Total World Bond ETF

Cumulative Returns of ETF Shares: September 4, 2018, Through August 31, 2020

		Since
	One	Inception
	Year	(9/4/2018)
Total World Bond ETF Market Price	3.69%	15.14%
Total World Bond ETF Net Asset Value	3.69	15.10
Bloomberg Barclays Global Aggregate Float Adjusted Composite Index	3.73	15.36

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

5

Total World Bond ETF

Underlying Vanguard Funds

As of August 31, 2020

Vanguard Total International Bond ETF	53.0%
Vanguard Total Bond Market ETF	47.0

The table reflects the fund’s investments, except for short-term investments.

6

Total World Bond ETF

Financial Statements

Schedule of Investments

As of August 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Bond Fund (47.0%)
Vanguard Total Bond Market ETF	2,380,317	210,563

International Bond Fund (53.0%)
Vanguard Total International Bond ETF	4,107,559	237,170
Total Investment Companies (Cost $439,558)		447,733
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.147% (Cost $14)	137	14
Total Investments (Cost $439,572)		447,747
Other Assets and Liabilities—Net (0.0%)		4
Net Assets (100%)		447,751

Cost is in $000.

•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Total World Bond ETF

Statement of Assets and Liabilities

As of August 31, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $439,572)	447,747
Cash	1
Receivables for Investment Securities Sold	1,735
Total Assets	449,483
Liabilities
Payables for Investment Securities Purchased	1,732
Total Liabilities	1,732
Net Assets	447,751

At August 31, 2020, net assets consisted of:

Paid-in Capital	439,671
Total Distributable Earnings (Loss)	8,080
Net Assets	447,751

Net Assets
Applicable to 5,490,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	447,751
Net Asset Value Per Share	$81.56

See accompanying Notes, which are an integral part of the Financial Statements.

8

Total World Bond ETF

Statement of Operations

Year Ended
August 31, 2020
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	7,958
Net Investment Income—Note B	7,958
Realized Net Gain (Loss) on Affiliated Funds Sold[1]	6,818
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(1,953)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,823

1 Includes $6,914,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Total World Bond ETF

Statement of Changes in Net Assets

		September 4,
	Year Ended	2018[1] to
	August 31,	August 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,958	2,431
Realized Net Gain (Loss)	6,818	95
Change in Unrealized Appreciation (Depreciation)	(1,953)	10,128
Net Increase (Decrease) in Net Assets Resulting from Operations	12,823	12,654
Distributions[2]
Total Distributions	(7,983)	(2,405)
Capital Share Transactions
Issued	384,254	151,614
Issued in Lieu of Cash Distributions	—	—
Redeemed	(101,259)	(1,947)
Net Increase (Decrease) from Capital Share Transactions	282,995	149,667
Total Increase (Decrease)	287,835	159,916
Net Assets
Beginning of Period	159,916	—
End of Period	447,751	159,916

1	Inception.
2	Certain prior period numbers have been reclassified to conform with current period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Total World Bond ETF

Financial Highlights

	Year	Sept. 4,
	Ended	2018[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2020	2019
Net Asset Value, Beginning of Period	$80.97	$75.00
Investment Operations
Net Investment Income[2]	2.125	2.004
Capital Gain Distributions Received[2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	0.782	6.071
Total from Investment Operations	2.907	8.075
Distributions
Dividends from Net Investment Income	(2.317)	(2.105)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.317)	(2.105)
Net Asset Value, End of Period	$81.56	$80.97

Total Return	3.69%	11.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$448	$160
Ratio of Total Expenses to Average Net Assets	—	—[3]
Acquired Fund Fees and Expenses	0.06%	0.06%[3]
Ratio of Net Investment Income to Average Net Assets	2.64%	2.62%[3]
Portfolio Turnover Rate[4]	19%	8%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Total World Bond ETF

Notes to Financial Statements

Vanguard Total World Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select Vanguard bond index ETFs. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available on www.vanguard.com.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

12

Total World Bond ETF

may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended August 31, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended August 31, 2020, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At August 31, 2020, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	6,914
Total Distributable Earnings (Loss)	(6,914)

13

Total World Bond ETF

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1
Undistributed Long-term Gains	—
Capital Loss Carryforwards	(96)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	8,175

The tax character of distributions paid was as follows:

	Year Ended August 31,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income *	7,983	2,405
Long-Term Capital Gains	—	—
Total	7,983	2,405

* Includes short-term capital gains, if any.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	439,572
Gross Unrealized Appreciation	9,011
Gross Unrealized Depreciation	(836)
Net Unrealized Appreciation (Depreciation)	8,175

E. Capital shares issued and redeemed were:

	Year Ended	September 4, 2018[1] to
	August 31, 2020	August 31, 2019
	Shares	Shares
	(000)	(000)
Issued	4,775	2,000
Issued in Lieu of Cash Distributions	—	—
Redeemed	(1,260)	(25)
Net Increase (Decrease) in Shares Outstanding	3,515	1,975
1 Inception.

14

Total World Bond ETF

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Aug. 31,		Proceeds	Realized				Aug. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized	Distributions		Market
	Value	at Cost[1]	Sold[2]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	13	NA3	NA3	(1)	—	—	—	14
Vanguard Total Bond Market ETF	77,146	211,313	84,793	4,632	2,265	3,474	—	210,563
Vanguard Total International Bond ETF	82,757	231,240	74,796	2,187	(4,218)	4,484	—	237,170
Total	159,916	442,553	159,589	6,818	(1,953)	7,958	—	447,747

1	Includes $384,099,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $101,025,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in these financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Total World Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Total World Bond ETF (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period September 4, 2018 (inception) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period September 4, 2018 (inception) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

16

Special 2020 tax information (unaudited) for Vanguard Total World Bond ETF

This information for the fiscal year ended August 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 32.3% of income dividends are interest-related dividends.

17

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total World Bond ETF has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided to the fund since its inception in 2018 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

Cost

The board concluded that the fund’s estimated acquired fund fees and expenses for the current fiscal year were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.

18

The benefit of economies of scale

The board concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

19

Liquidity Risk Management

Vanguard funds (except for the money market funds) have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each fund adopt a program that is reasonably designed to assess and manage the fund’s liquidity risk, which is the risk that the fund could not meet redemption requests without significant dilution of remaining investors’ interests in the fund.

Assessment and management of a fund’s liquidity risk under the Program take into consideration certain factors, such as the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

The board of trustees of Vanguard Scottsdale Funds approved the appointment of liquidity risk management program administrators responsible for administering Vanguard Total World Bond ETF’s Program and for carrying out the specific responsibilities set forth in the Program, including reporting to the board on at least an annual basis regarding the Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The board has reviewed the Program Administrator Report covering the period from December 1, 2018, through December 31, 2019 (the “Review Period”). The Program Administrator Report stated that during the Review Period the Program operated and was implemented effectively to manage the fund’s liquidity risk.

20

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Global Aggregate Float Adjusted Composite Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Total World Bond ETF and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Total World Bond ETF. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Total World Bond ETF. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Total World Bond ETF or the owners of the Total World Bond ETF.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Total World Bond ETF. Investors acquire the Total World Bond ETF from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Total World Bond ETF. The Total World Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Total World Bond ETF or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Total World Bond ETF with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total World Bond ETF to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Total World Bond ETF or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Total World Bond ETF.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Total World Bond ETF, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Total World Bond ETF, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF A BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TOTAL WORLD BOND ETF.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 212 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q30610 102020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended August 31, 2020: $580,000
Fiscal Year Ended August 31, 2019: $620,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2020: $10,761,407
Fiscal Year Ended August 31, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended August 31, 2020: $2,915,863
Fiscal Year Ended August 31, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended August 31, 2020: $247,168
Fiscal Year Ended August 31, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended August 31, 2020: $115,000
Fiscal Year Ended August 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2020: $362,168
Fiscal Year Ended August 31, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

Common Stocks (99.8%)
Consumer Discretionary (16.8%)
*	Amazon.com Inc.	54,550	188,250
*	Tesla Inc.	95,155	47,418
	Home Depot Inc.	138,093	39,362
	Walt Disney Co.	232,591	30,672
*	Netflix Inc.	54,718	28,976
	Comcast Corp. Class A	582,743	26,113
	Walmart Inc.	179,235	24,887
	McDonald's Corp.	95,809	20,457
	Costco Wholesale Corp.	56,789	19,743
	NIKE Inc. Class B	155,793	17,432
	Lowe's Cos. Inc.	97,225	16,012
	Starbucks Corp.	150,519	12,714
*	Charter Communications Inc. Class A	19,230	11,838
*	Booking Holdings Inc.	5,260	10,049
	Target Corp.	64,362	9,732
	TJX Cos. Inc.	154,248	8,451
	Dollar General Corp.	32,427	6,546
	Estee Lauder Cos. Inc. Class A	28,526	6,325
*	Uber Technologies Inc.	175,267	5,894
*	Lululemon Athletica Inc.	14,573	5,475
	General Motors Co.	160,614	4,759
*	Spotify Technology SA	16,838	4,751
	eBay Inc.	85,943	4,708
*	Chipotle Mexican Grill Inc. Class A	3,583	4,695
*	O'Reilly Automotive Inc.	9,390	4,372
	Ross Stores Inc.	45,000	4,099
	Yum! Brands Inc.	38,695	3,709
*	AutoZone Inc.	2,991	3,578
	Marriott International Inc. Class A	34,472	3,548
	Ford Motor Co.	499,255	3,405
	Best Buy Co. Inc.	29,253	3,244
	Hilton Worldwide Holdings Inc.	35,032	3,166
	DR Horton Inc.	42,538	3,036
	Aptiv plc	34,349	2,958
*	Dollar Tree Inc.	30,237	2,911
	VF Corp.	41,785	2,747
	Yum China Holdings Inc.	46,464	2,681
	Lennar Corp. Class A	34,907	2,612
*	Wayfair Inc.	8,439	2,503
*	Trade Desk Inc. Class A	5,199	2,502
*	Roku Inc.	13,043	2,263
*	CarMax Inc.	20,819	2,226
	Tractor Supply Co.	14,815	2,205
	Las Vegas Sands Corp.	42,551	2,158
	Domino's Pizza Inc.	4,998	2,044
	Garmin Ltd.	19,223	1,992
	ViacomCBS Inc. Class B	70,487	1,963
	Tiffany & Co.	15,607	1,912
*	Liberty Broadband Corp.	13,185	1,847
*	Etsy Inc.	15,150	1,813
*	NVR Inc.	431	1,797
	Expedia Group Inc.	17,486	1,716
	Genuine Parts Co.	18,019	1,702
*	Burlington Stores Inc.	8,317	1,638
	Pool Corp.	4,959	1,626
*	Ulta Beauty Inc.	6,888	1,599
	PulteGroup Inc.	34,490	1,538
	Royal Caribbean Cruises Ltd.	21,989	1,514
*	Carvana Co. Class A	7,003	1,512
	Fortune Brands Home & Security Inc.	17,545	1,475
	Omnicom Group Inc.	27,246	1,474

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Darden Restaurants Inc.	16,878	1,463
	Whirlpool Corp.	7,784	1,383
	MGM Resorts International	60,322	1,357
	Advance Auto Parts Inc.	8,636	1,350
	Hasbro Inc.	16,441	1,298
	Fox Corp. Class A	45,041	1,255
*	LKQ Corp.	38,531	1,223
	Cable One Inc.	661	1,216
*	Chegg Inc.	15,589	1,150
*	Altice USA Inc. Class A	41,526	1,145
	Vail Resorts Inc.	5,140	1,119
*	DISH Network Corp. Class A	31,489	1,119
	Wynn Resorts Ltd.	12,504	1,093
	BorgWarner Inc.	26,784	1,087
	Rollins Inc.	18,877	1,041
*	Live Nation Entertainment Inc.	18,171	1,032
	Service Corp. International	22,260	1,016
*	Liberty Media Corp-Liberty Formula One Class C	25,960	1,012
	Carnival Corp.	60,404	995
*	Bright Horizons Family Solutions Inc.	7,371	980
*	Peloton Interactive Inc. Class A	12,540	961
	New York Times Co. Class A	21,115	915
*	Lyft Inc. Class A	30,549	906
*	IAA Inc.	17,312	906
	Interpublic Group of Cos. Inc.	50,305	893
	Sirius XM Holdings Inc.	151,319	888
	Williams-Sonoma Inc.	9,979	876
	Lear Corp.	7,629	869
	L Brands Inc.	29,279	861
	Gentex Corp.	31,504	852
*	Floor & Decor Holdings Inc. Class A	11,159	817
	Aramark	29,230	806
	Dunkin' Brands Group Inc.	10,502	799
	Newell Brands Inc.	49,537	792
	News Corp. Class A	52,198	789
*	Liberty Media Corp-Liberty SiriusXM Class C	21,835	786
*	Five Below Inc.	7,116	779
*	Discovery Communications Inc. Class C	38,218	763
	Polaris Inc.	7,487	757
	Nielsen Holdings plc	46,384	709
*	Mohawk Industries Inc.	7,461	689
	Leggett & Platt Inc.	16,736	686
	Hanesbrands Inc.	44,317	678
*	ServiceMaster Global Holdings Inc.	16,977	677
	Thor Industries Inc.	7,113	672
*	Ollie's Bargain Outlet Holdings Inc.	6,702	640
	Toll Brothers Inc.	15,069	636
*	Planet Fitness Inc. Class A	10,136	616
	Wyndham Hotels & Resorts Inc.	11,704	613
*	Norwegian Cruise Line Holdings Ltd.	33,245	569
*	Grand Canyon Education Inc.	6,007	565
*	Qurate Retail Group Inc. QVC Group Class A	49,799	550
	Harley-Davidson Inc.	19,804	549
	Tapestry Inc.	36,031	531
	Fox Corp. Class B	19,014	529
*	Discovery Inc. Class A	23,433	517
*	Skechers USA Inc. Class A	17,091	510
*	Tempur Sealy International Inc.	5,939	508
	PVH Corp.	9,034	504
	Nexstar Media Group Inc. Class A	5,129	492
	Wendy's Co.	23,267	487
*	Mattel Inc.	45,109	485
*	Liberty Broadband Corp. Class A	3,500	484
*	frontdoor Inc.	10,905	475

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Choice Hotels International Inc.	4,479	445
	Carter's Inc.	5,576	444
	Kohl's Corp.	20,364	435
	Dick's Sporting Goods Inc.	7,984	432
*	AutoNation Inc.	7,417	422
	Ralph Lauren Corp. Class A	6,080	418
	Amerco	1,167	414
*	Liberty Media Corp-Liberty SiriusXM Class A	11,057	401
*	Madison Square Garden Sport Corp. Class A	2,446	401
	Gap Inc.	22,931	399
	Foot Locker Inc.	13,027	395
	H&R Block Inc.	25,447	369
*	2U Inc.	8,477	351
	Columbia Sportswear Co.	3,887	333
	TripAdvisor Inc.	13,282	310
	Wyndham Destinations Inc.	10,695	310
*	Capri Holdings Ltd.	18,870	299
	Extended Stay America Inc.	22,457	281
	World Wrestling Entertainment Inc. Class A	5,700	251
	Hyatt Hotels Corp. Class A	4,362	246
*	Under Armour Inc. Class A	24,669	242
	Graham Holdings Co. Class B	544	233
	Six Flags Entertainment Corp.	10,247	223
	Nordstrom Inc.	13,815	221
	News Corp. Class B	13,778	208
*	Under Armour Inc. Class C	23,045	204
	Penske Automotive Group Inc.	4,290	202
	Reynolds Consumer Products Inc.	5,966	198
*	Madison Square Garden Entertainment Corp. Class A	2,446	184
	John Wiley & Sons Inc. Class A	5,485	174
	Coty Inc. Class A	37,490	134
*	Lions Gate Entertainment Corp. Class A	11,634	113
	Lennar Corp. Class B	1,896	112
*	Liberty Media Corp-Liberty Formula One Class A	2,449	89
*	Lions Gate Entertainment Corp. Class B	9,201	83
	ViacomCBS Inc. Class A	741	23
	Warner Music Group Corp. Class A	452	13
*	Caesars Entertainment Inc.	1	—
			708,076
Consumer Staples (5.5%)
	Procter & Gamble Co.	313,415	43,355
	PepsiCo Inc.	178,498	25,000
	Coca-Cola Co.	497,526	24,642
	Philip Morris International Inc.	200,183	15,973
	Mondelez International Inc. Class A	181,625	10,611
	Altria Group Inc.	239,435	10,473
	CVS Health Corp.	168,108	10,443
	Colgate-Palmolive Co.	108,537	8,603
	Kimberly-Clark Corp.	43,633	6,884
	General Mills Inc.	77,862	4,979
*	Monster Beverage Corp.	47,401	3,975
	Constellation Brands Inc. Class A	20,492	3,780
	Sysco Corp.	62,178	3,739
	Clorox Co.	16,238	3,629
	Walgreens Boots Alliance Inc.	94,041	3,575
	Kroger Co.	99,402	3,547
	McCormick & Co. Inc.	15,887	3,276
	McKesson Corp.	20,810	3,193
	Archer-Daniels-Midland Co.	71,066	3,181
	Church & Dwight Co. Inc.	31,514	3,020
	Kraft Heinz Co.	83,100	2,912
	Hershey Co.	18,996	2,824
	Corteva Inc.	96,210	2,747
	Conagra Brands Inc.	62,492	2,397

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Tyson Foods Inc. Class A	36,900	2,317
	Kellogg Co.	32,123	2,278
	Hormel Foods Corp.	35,716	1,821
	Brown-Forman Corp. Class B	23,976	1,754
	J M Smucker Co.	14,172	1,703
	Keurig Dr Pepper Inc.	49,654	1,481
	Campbell Soup Co.	22,562	1,187
	Lamb Weston Holdings Inc.	18,788	1,181
*	Boston Beer Co. Inc. Class A	1,114	983
*	Beyond Meat Inc.	6,611	898
	Casey's General Stores Inc.	4,745	844
	Molson Coors Beverage Co. Class B	22,186	835
	Bunge Ltd.	17,936	818
*	Post Holdings Inc.	8,080	711
	Ingredion Inc.	8,706	700
*	US Foods Holding Corp.	27,998	682
*,^	Herbalife Nutrition Ltd.	13,063	642
	Flowers Foods Inc.	25,143	615
*	Grocery Outlet Holding Corp.	9,030	371
	Energizer Holdings Inc.	7,846	363
*	Sprouts Farmers Market Inc.	14,972	350
*	Hain Celestial Group Inc.	10,481	344
	Spectrum Brands Holdings Inc	5,483	327
	Brown-Forman Corp. Class A	4,840	322
*	TreeHouse Foods Inc.	7,310	313
	Nu Skin Enterprises Inc. Class A	6,414	303
*	Pilgrim's Pride Corp.	6,878	110
	Seaboard Corp.	30	80
			231,091
Energy (2.3%)
	Exxon Mobil Corp.	544,860	21,762
	Chevron Corp.	240,493	20,185
	ConocoPhillips	138,220	5,237
	Kinder Morgan Inc.	250,502	3,462
	EOG Resources Inc.	75,010	3,401
	Schlumberger Ltd.	178,124	3,386
	Phillips 66	56,208	3,286
	Williams Cos. Inc.	156,114	3,241
	Marathon Petroleum Corp.	83,418	2,958
	Valero Energy Corp.	52,258	2,748
	Pioneer Natural Resources Co.	21,004	2,183
	Halliburton Co.	112,102	1,814
	Hess Corp.	35,381	1,629
	ONEOK Inc.	56,747	1,559
*	Cheniere Energy Inc.	29,636	1,543
*	SolarEdge Technologies Inc.	6,284	1,390
	Occidental Petroleum Corp.	103,811	1,323
	Concho Resources Inc.	24,858	1,292
	Baker Hughes Co. Class A	84,813	1,211
*	Enphase Energy Inc.	13,585	1,049
	Cabot Oil & Gas Corp.	50,196	952
*	First Solar Inc.	10,518	806
	Diamondback Energy Inc.	19,945	777
	Apache Corp.	48,772	722
	National Oilwell Varco Inc.	50,144	602
	Noble Energy Inc.	60,457	601
	Devon Energy Corp.	50,127	545
	Equitrans Midstream Corp.	52,846	543
	Marathon Oil Corp.	101,211	534
	EQT Corp.	32,952	523
	Targa Resources Corp.	29,321	499
	Valvoline Inc.	23,847	486
	HollyFrontier Corp.	19,299	461
	Parsley Energy Inc. Class A	37,846	407

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Cimarex Energy Co.	13,103	364
*	WPX Energy Inc.	51,043	284
	Murphy Oil Corp.	18,736	257
	Antero Midstream Corp.	36,041	244
	Helmerich & Payne Inc.	13,650	225
	Continental Resources Inc.	9,390	161
	Chesapeake Energy Corp.	1	—
			94,652
Financial Services (16.7%)
*	Berkshire Hathaway Inc. Class B	250,884	54,703
	Visa Inc. Class A	217,170	46,038
	Mastercard Inc. Class A	113,428	40,629
	JPMorgan Chase & Co.	389,186	38,993
*	PayPal Holdings Inc.	151,133	30,852
	Bank of America Corp.	995,542	25,625
	American Tower Corp.	56,739	14,137
	Citigroup Inc.	268,124	13,706
	Fidelity National Information Services Inc.	79,427	11,982
	Wells Fargo & Co.	482,990	11,664
	S&P Global Inc.	30,988	11,355
	BlackRock Inc.	18,942	11,255
	Prologis Inc.	94,637	9,640
	Equinix Inc.	11,261	8,894
	Goldman Sachs Group Inc.	42,591	8,726
	Crown Castle International Corp.	53,412	8,720
	American Express Co.	84,152	8,549
	CME Group Inc.	45,603	8,020
	Marsh & McLennan Cos. Inc.	65,087	7,479
*	Square Inc.	46,412	7,405
	Intercontinental Exchange Inc.	69,599	7,393
	Morgan Stanley	140,851	7,361
	Chubb Ltd.	57,899	7,237
	Progressive Corp.	75,158	7,143
*	Fiserv Inc.	71,404	7,110
	Global Payments Inc.	38,336	6,771
	Truist Financial Corp.	173,405	6,730
	US Bancorp	174,953	6,368
	Moody's Corp.	20,878	6,151
	PNC Financial Services Group Inc.	54,621	6,074
	Aon plc Class A	29,488	5,897
	Digital Realty Trust Inc.	34,325	5,343
	Charles Schwab Corp.	148,339	5,270
	SBA Communications Corp. Class A	14,197	4,345
	Public Storage	19,367	4,114
	T. Rowe Price Group Inc.	29,041	4,043
	Capital One Financial Corp.	58,116	4,012
	MSCI Inc. Class A	10,660	3,979
	MetLife Inc.	98,810	3,800
	Bank of New York Mellon Corp.	102,538	3,792
	Travelers Cos. Inc.	32,473	3,768
	Allstate Corp.	40,307	3,749
	Prudential Financial Inc.	50,708	3,436
	Willis Towers Watson plc	16,526	3,397
	Aflac Inc.	91,180	3,312
	American International Group Inc.	111,196	3,240
	Welltower Inc.	53,757	3,092
	State Street Corp.	45,158	3,075
	Weyerhaeuser Co.	96,253	2,917
	AvalonBay Communities Inc.	18,111	2,863
	Realty Income Corp.	44,133	2,738
	Alexandria Real Estate Equities Inc.	16,103	2,711
	Equity Residential	47,200	2,664
*	FleetCor Technologies Inc.	10,575	2,659
	Simon Property Group Inc.	39,006	2,647

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Arthur J Gallagher & Co.	24,180	2,546
	Ameriprise Financial Inc.	15,778	2,474
	First Republic Bank	21,897	2,472
	KKR & Co. Inc.	68,472	2,453
	MarketAxess Holdings Inc.	4,737	2,302
	TransUnion	24,402	2,116
	Discover Financial Services	39,286	2,085
*	CBRE Group Inc. Class A	43,148	2,029
	Broadridge Financial Solutions Inc.	14,688	2,018
	Northern Trust Corp.	24,625	2,017
	Invitation Homes Inc.	69,644	1,994
	Ventas Inc.	47,955	1,976
	Nasdaq Inc.	14,691	1,975
	Healthpeak Properties Inc.	69,131	1,911
	Fifth Third Bancorp	91,570	1,892
*	Markel Corp.	1,728	1,878
	Hartford Financial Services Group Inc.	46,057	1,863
	Synchrony Financial	74,787	1,855
	Sun Communities Inc.	12,418	1,851
	Essex Property Trust Inc.	8,376	1,813
	Duke Realty Corp.	46,863	1,807
	Boston Properties Inc.	19,963	1,734
	Extra Space Storage Inc.	16,165	1,722
	Mid-America Apartment Communities Inc.	14,646	1,715
	M&T Bank Corp.	16,365	1,690
*	SVB Financial Group	6,596	1,684
	FactSet Research Systems Inc.	4,761	1,668
	Jack Henry & Associates Inc.	9,832	1,626
*	Arch Capital Group Ltd.	50,595	1,596
	E*TRADE Financial Corp.	28,668	1,551
	KeyCorp	123,579	1,522
	Cincinnati Financial Corp.	19,167	1,522
	WP Carey Inc.	21,725	1,507
*	Fair Isaac Corp.	3,574	1,504
*	Zillow Group Inc. Class C	17,414	1,493
	Equity LifeStyle Properties Inc.	22,307	1,479
	Principal Financial Group Inc.	35,044	1,476
	Regions Financial Corp.	124,376	1,438
	Citizens Financial Group Inc.	54,452	1,409
	Brown & Brown Inc.	30,340	1,408
	Annaly Capital Management Inc.	183,886	1,352
	VICI Properties Inc.	59,800	1,336
	UDR Inc.	37,802	1,316
	Cboe Global Markets Inc.	14,043	1,289
	TD Ameritrade Holding Corp.	33,266	1,277
	Medical Properties Trust Inc.	66,885	1,243
	Western Union Co.	52,566	1,240
	CyrusOne Inc.	14,841	1,240
	Huntington Bancshares Inc.	130,600	1,229
	Raymond James Financial Inc.	15,688	1,188
	Fidelity National Financial Inc.	34,994	1,149
	RenaissanceRe Holdings Ltd.	6,251	1,149
	Everest Re Group Ltd.	5,158	1,135
	Ally Financial Inc.	48,669	1,114
	W R Berkley Corp.	17,910	1,111
	Camden Property Trust	12,175	1,107
	Globe Life Inc.	13,394	1,105
	Equitable Holdings Inc.	52,095	1,104
	Loews Corp.	30,675	1,100
	Iron Mountain Inc.	36,495	1,098
	AGNC Investment Corp.	73,687	1,040
	Apollo Global Management LLC	21,914	1,027
	Host Hotels & Resorts Inc.	90,055	1,011
	Alleghany Corp.	1,793	994

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Americold Realty Trust	25,866	992
	American Homes 4 Rent Class A	34,569	990
	Gaming and Leisure Properties Inc.	26,062	947
	VEREIT Inc.	137,373	923
	Assurant Inc.	7,539	916
*	WEX Inc.	5,585	892
	Omega Healthcare Investors Inc.	28,754	891
	Lincoln National Corp.	24,634	888
	Kilroy Realty Corp.	14,762	864
	Regency Centers Corp.	21,689	861
	Voya Financial Inc.	16,141	838
	LPL Financial Holdings Inc.	10,109	831
	Vornado Realty Trust	22,543	808
	Reinsurance Group of America Inc.	8,680	796
	CubeSmart	25,052	792
	National Retail Properties Inc.	22,293	790
	SEI Investments Co.	14,830	776
	STORE Capital Corp.	28,707	776
	Federal Realty Investment Trust	9,737	772
	Commerce Bancshares Inc.	12,921	770
	Lamar Advertising Co. Class A	11,009	762
	Healthcare Trust of America Inc. Class A	28,053	740
	Franklin Resources Inc.	35,081	739
	First American Financial Corp.	13,880	730
	Rexford Industrial Realty Inc.	14,983	719
	First Industrial Realty Trust Inc.	16,321	696
	Apartment Investment and Management Co.	19,269	694
	Jones Lang LaSalle Inc.	6,691	689
	Comerica Inc.	17,397	688
	Erie Indemnity Co. Class A	3,211	685
*	Euronet Worldwide Inc.	6,515	674
	First Horizon National Corp.	70,058	669
	East West Bancorp Inc.	17,913	659
	Zions Bancorp NA	20,137	648
	Kimco Realty Corp.	53,694	644
	American Financial Group Inc.	9,619	643
	Signature Bank	6,572	638
	Life Storage Inc.	6,032	636
	CoreSite Realty Corp.	5,174	634
	Primerica Inc.	5,044	630
*	Zillow Group Inc. Class A	7,316	624
	Prosperity Bancshares Inc.	11,266	614
	Kemper Corp.	7,888	613
	Tradeweb Markets Inc. Class A	10,620	608
	American Campus Communities Inc.	17,831	604
	Douglas Emmett Inc.	21,596	603
	Old Republic International Corp.	36,454	587
	People's United Financial Inc.	53,808	569
	Eaton Vance Corp.	13,834	567
	Cousins Properties Inc.	18,977	566
*	Athene Holding Ltd. Class A	14,807	541
	Starwood Property Trust Inc.	34,538	539
	TCF Financial Corp.	19,768	531
	New York Community Bancorp Inc.	57,540	521
	Rayonier Inc.	17,674	517
	Cullen/Frost Bankers Inc.	7,389	513
	Jefferies Financial Group Inc.	29,154	511
	Ares Management Corp. Class A	12,598	510
*	Credit Acceptance Corp.	1,316	509
	Axis Capital Holdings Ltd.	10,569	505
	Hanover Insurance Group Inc.	4,916	504
	Invesco Ltd.	48,884	499
	Highwoods Properties Inc.	13,318	496
	Unum Group	26,450	489

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Interactive Brokers Group Inc.	9,175	486
	Spirit Realty Capital Inc.	13,505	480
	Equity Commonwealth	15,101	474
	SL Green Realty Corp.	9,919	464
	Hudson Pacific Properties Inc.	19,270	452
	Brixmor Property Group Inc.	38,177	450
	Morningstar Inc.	2,783	446
	JBG SMITH Properties	15,859	439
	Western Alliance Bancorp	12,103	427
	Lazard Ltd. Class A	13,113	415
	New Residential Investment Corp.	53,322	413
	Popular Inc.	11,073	410
	Affiliated Managers Group Inc.	5,944	408
	Synovus Financial Corp.	18,082	395
	MGIC Investment Corp.	42,602	391
	Pinnacle Financial Partners Inc.	9,755	390
	Carlyle Group Inc.	14,929	385
*	Brighthouse Financial Inc.	12,506	380
	Bank OZK	16,096	371
	SLM Corp.	48,159	368
	Corporate Office Properties Trust	14,479	357
	White Mountains Insurance Group Ltd.	389	347
	First Citizens BancShares Inc. Class A	850	334
	EPR Properties	10,196	329
	Webster Financial Corp.	11,828	325
	Umpqua Holdings Corp.	28,611	323
	Evercore Inc. Class A	5,188	321
	Outfront Media Inc.	18,872	320
	Wintrust Financial Corp.	7,239	315
	FNB Corp.	41,501	311
*	LendingTree Inc.	992	306
	Park Hotels & Resorts Inc.	31,721	301
	Taubman Centers Inc.	7,855	301
	Sterling Bancorp	25,593	299
	PacWest Bancorp	15,637	298
*	Howard Hughes Corp.	4,938	292
	First Hawaiian Inc.	17,412	288
	Bank of Hawaii Corp.	5,060	279
	Weingarten Realty Investors	15,847	277
	Alliance Data Systems Corp.	6,098	275
	Associated Banc-Corp	20,104	270
	Apple Hospitality REIT Inc.	25,724	262
	Brandywine Realty Trust	22,546	251
	OneMain Holdings Inc	8,231	239
	BOK Financial Corp.	4,113	231
	Assured Guaranty Ltd.	10,398	223
	Virtu Financial Inc. Class A	8,219	212
*	Bill.com Holdings Inc.	2,052	203
	Santander Consumer USA Holdings Inc.	9,578	165
	Mercury General Corp.	3,677	164
	Paramount Group Inc.	21,316	158
	Empire State Realty Trust Inc.	19,217	121
	CNA Financial Corp.	3,499	113
	TFS Financial Corp.	6,251	97
^	Brookfield Property REIT Inc. Class A	6,497	75
	American National Insurance Co.	919	69
			699,963
Health Care (13.4%)
	Johnson & Johnson	339,193	52,036
	UnitedHealth Group Inc.	121,424	37,951
	Merck & Co. Inc.	325,094	27,721
	Pfizer Inc.	715,604	27,043
	Abbott Laboratories	222,262	24,331
	Thermo Fisher Scientific Inc.	50,798	21,791

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	AbbVie Inc.	226,749	21,716
	Amgen Inc.	75,759	19,191
	Medtronic plc	172,428	18,531
	Bristol-Myers Squibb Co.	291,395	18,125
	Danaher Corp.	80,489	16,619
	Eli Lilly and Co.	108,405	16,086
*	Intuitive Surgical Inc.	14,898	10,888
	Gilead Sciences Inc.	161,515	10,781
	Zoetis Inc.	61,100	9,782
*	Vertex Pharmaceuticals Inc.	33,395	9,321
	Anthem Inc.	32,502	9,150
	Stryker Corp.	44,598	8,838
	Becton Dickinson and Co.	34,696	8,423
	Cigna Corp.	46,605	8,266
*	Regeneron Pharmaceuticals Inc.	12,430	7,706
*	Boston Scientific Corp.	179,990	7,383
	Humana Inc.	16,984	7,051
*	Edwards Lifesciences Corp.	79,251	6,803
*	Illumina Inc.	18,852	6,734
*	Biogen Inc.	20,896	6,011
	Baxter International Inc.	65,433	5,697
*	DexCom Inc.	11,825	5,031
*	Veeva Systems Inc. Class A	17,140	4,838
	HCA Healthcare Inc.	34,222	4,645
*	Centene Corp.	73,753	4,523
*	IDEXX Laboratories Inc.	10,799	4,223
*	IQVIA Holdings Inc.	24,392	3,994
	Agilent Technologies Inc.	39,711	3,988
	Zimmer Biomet Holdings Inc.	26,582	3,745
	ResMed Inc.	18,410	3,328
*	Alexion Pharmaceuticals Inc.	27,378	3,127
*	Align Technology Inc.	10,024	2,977
	Cerner Corp.	39,055	2,866
	West Pharmaceutical Services Inc.	9,459	2,686
*	Seattle Genetics Inc.	15,620	2,473
	Teleflex Inc.	5,971	2,346
*	Incyte Corp.	23,407	2,255
*	Moderna Inc.	34,476	2,237
*	Laboratory Corp. of America Holdings	12,454	2,189
*	Teladoc Health Inc.	9,496	2,048
*	Varian Medical Systems Inc.	11,693	2,031
	Cooper Cos. Inc.	6,285	1,976
*	Hologic Inc.	32,916	1,966
*	Alnylam Pharmaceuticals Inc.	14,662	1,945
	Quest Diagnostics Inc.	17,180	1,911
	Cardinal Health Inc.	37,623	1,910
*	Horizon Therapeutics plc	25,041	1,881
*	Catalent Inc.	19,682	1,821
*	BioMarin Pharmaceutical Inc.	23,274	1,816
	AmerisourceBergen Corp. Class A	18,695	1,814
*	Insulet Corp.	8,084	1,764
*	ABIOMED Inc.	5,722	1,760
	STERIS plc	10,822	1,728
	PerkinElmer Inc.	14,204	1,672
*	Elanco Animal Health Inc.	51,834	1,506
*	QIAGEN NV	28,905	1,473
*	Exact Sciences Corp.	19,057	1,435
*	Sarepta Therapeutics Inc.	9,543	1,397
*	Molina Healthcare Inc.	7,542	1,395
*	Masimo Corp.	6,198	1,388
*	Bio-Rad Laboratories Inc. Class A	2,728	1,387
*	Neurocrine Biosciences Inc.	11,907	1,386
*	Charles River Laboratories International Inc.	6,281	1,375
*	Avantor Inc.	57,471	1,297

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Dentsply Sirona Inc.	28,029	1,258
	Bio-Techne Corp.	4,892	1,250
*	Henry Schein Inc.	18,304	1,216
*	Immunomedics Inc.	26,474	1,180
*	Mylan NV	65,875	1,079
*	Novocure Ltd.	12,753	1,055
	Universal Health Services Inc. Class B	9,437	1,041
*	Repligen Corp.	6,715	1,040
	Chemed Corp.	1,988	1,028
*	Amedisys Inc.	4,061	982
*	Livongo Health Inc.	6,915	949
*	DaVita Inc.	10,662	925
*	Jazz Pharmaceuticals plc	6,881	925
	Perrigo Co. plc	17,495	915
*	Ionis Pharmaceuticals Inc.	16,695	910
*	Guardant Health Inc.	9,522	909
*	PRA Health Sciences Inc.	8,188	875
*	Exelixis Inc.	38,788	862
*	Penumbra Inc.	4,077	853
*	Tandem Diabetes Care Inc.	7,511	847
*	Quidel Corp.	4,773	840
	Encompass Health Corp.	12,484	815
	Hill-Rom Holdings Inc.	8,545	801
*	10X Genomics Inc. Class A	6,978	800
*	Acceleron Pharma Inc.	6,204	605
*	United Therapeutics Corp.	5,556	594
*	Iovance Biotherapeutics Inc.	17,354	578
*	Haemonetics Corp.	6,393	573
	Bruker Corp.	13,313	559
*	ACADIA Pharmaceuticals Inc.	14,039	556
*	Globus Medical Inc.	9,536	539
*	Syneos Health Inc.	8,021	506
*	Bluebird Bio Inc.	8,337	494
*	ICU Medical Inc.	2,459	492
*	Envista Holdings Corp.	20,519	492
*	Global Blood Therapeutics Inc.	7,503	471
*	Change Healthcare Inc.	31,421	445
*	Integra LifeSciences Holdings Corp.	9,112	436
*	Nektar Therapeutics Class A	21,864	423
*	Adaptive Biotechnologies Corp.	9,235	384
*	Sage Therapeutics Inc.	6,798	357
*	Acadia Healthcare Co. Inc.	11,299	349
*	Alkermes plc	20,135	333
*	Reata Pharmaceuticals Inc. Class A	3,039	319
*	Agios Pharmaceuticals Inc.	7,775	319
*	PPD Inc.	7,707	265
	Premier Inc. Class A	7,846	257
*,§	Quorum Health Corp.	35	—
			561,229
Materials & Processing (3.0%)
	Linde plc	67,577	16,877
	Air Products & Chemicals Inc.	28,398	8,300
	Sherwin-Williams Co.	10,594	7,109
	Newmont Corp.	103,128	6,938
	Ecolab Inc.	31,940	6,295
	DuPont de Nemours Inc.	94,724	5,282
	Dow Inc.	95,627	4,315
	PPG Industries Inc.	30,386	3,658
	Trane Technologies plc	30,795	3,646
	Fastenal Co.	73,559	3,594
	Carrier Global Corp.	111,441	3,326
	Ball Corp.	40,966	3,292
	Freeport-McMoRan Inc.	187,045	2,920
	Amcor plc	206,098	2,279

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	LyondellBasell Industries NV Class A	32,859	2,152
	Vulcan Materials Co.	16,944	2,033
	Masco Corp.	33,751	1,968
	International Paper Co.	50,834	1,844
	FMC Corp.	16,688	1,783
	Nucor Corp.	38,434	1,747
	International Flavors & Fragrances Inc.	13,795	1,708
	Martin Marietta Materials Inc.	7,953	1,613
	Celanese Corp. Class A	15,310	1,549
	RPM International Inc.	16,410	1,391
*	Crown Holdings Inc.	16,669	1,281
	Eastman Chemical Co.	17,297	1,265
	Lennox International Inc.	4,412	1,237
	Avery Dennison Corp.	10,684	1,233
	Albemarle Corp.	13,481	1,227
	Packaging Corp. of America	12,033	1,218
	Royal Gold Inc.	8,370	1,141
*	Trex Co. Inc.	7,432	1,111
	Watsco Inc.	4,148	1,016
	Westrock Co.	33,222	1,008
	AptarGroup Inc.	8,202	971
	Owens Corning	13,907	941
	Howmet Aerospace Inc.	51,077	895
	CF Industries Holdings Inc.	27,140	886
*	Berry Global Group Inc.	17,129	883
	Scotts Miracle-Gro Co.	5,154	869
	Reliance Steel & Aluminum Co.	8,090	848
	A O Smith Corp.	16,794	822
	Mosaic Co.	45,044	821
	Sealed Air Corp.	19,737	776
	Steel Dynamics Inc.	25,906	765
	Sonoco Products Co.	12,935	686
*	Axalta Coating Systems Ltd.	26,648	635
	MDU Resources Group Inc.	25,941	613
	Huntsman Corp.	25,558	552
	Acuity Brands Inc.	4,971	543
	Southern Copper Corp.	10,848	522
	Ashland Global Holdings Inc.	7,012	517
	Graphic Packaging Holding Co.	34,439	481
	Armstrong World Industries Inc.	6,121	451
	Chemours Co.	21,023	434
	Eagle Materials Inc.	5,259	430
	Timken Co.	7,905	428
	Hexcel Corp.	10,543	415
*	Univar Solutions Inc.	21,639	394
	Silgan Holdings Inc.	9,990	380
	NewMarket Corp.	877	327
*	Element Solutions Inc.	28,809	310
	W R Grace & Co.	7,046	287
	Cabot Corp.	7,235	268
	Westlake Chemical Corp.	4,353	258
	Olin Corp.	18,499	208
	GrafTech International Ltd.	9,426	63
	Ardagh Group SA	2,067	31
			126,066
Producer Durables (8.4%)
	Accenture plc Class A	81,945	19,661
	Union Pacific Corp.	87,339	16,808
	Honeywell International Inc.	90,403	14,966
	United Parcel Service Inc. Class B	90,721	14,844
	Lockheed Martin Corp.	31,838	12,425
	Boeing Co.	68,700	11,804
	3M Co.	72,372	11,798
	Raytheon Technologies Corp.	183,364	11,185

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Caterpillar Inc.	69,716	9,921
	Illinois Tool Works Inc.	40,518	8,004
	Automatic Data Processing Inc.	55,355	7,699
	Deere & Co.	36,297	7,625
	CSX Corp.	98,044	7,496
	General Electric Co.	1,118,897	7,094
	Norfolk Southern Corp.	32,991	7,012
	Northrop Grumman Corp.	20,072	6,877
	FedEx Corp.	31,039	6,824
	Waste Management Inc.	54,400	6,202
	Roper Technologies Inc.	13,416	5,731
	Emerson Electric Co.	76,668	5,326
	Eaton Corp. plc	51,552	5,263
	General Dynamics Corp.	32,689	4,882
*	CoStar Group Inc.	4,942	4,194
	Cummins Inc.	18,915	3,920
	Johnson Controls International plc	95,958	3,908
	Verisk Analytics Inc. Class A	20,361	3,801
	Cintas Corp.	11,316	3,771
	PACCAR Inc.	43,713	3,752
	Rockwell Automation Inc.	14,884	3,431
	Parker-Hannifin Corp.	16,388	3,376
	TransDigm Group Inc.	6,727	3,361
	Otis Worldwide Corp.	52,626	3,310
	Stanley Black & Decker Inc.	19,871	3,205
	Paychex Inc.	41,102	3,143
	AMETEK Inc.	29,442	2,965
*	Mettler-Toledo International Inc.	3,023	2,935
	Southwest Airlines Co.	75,628	2,842
	Fortive Corp.	38,234	2,757
*	Copart Inc.	25,998	2,686
	Equifax Inc.	15,580	2,622
	Old Dominion Freight Line Inc.	12,572	2,542
	Delta Air Lines Inc.	81,752	2,522
	Republic Services Inc. Class A	26,901	2,494
*	Keysight Technologies Inc.	23,943	2,359
	Kansas City Southern	12,232	2,227
	WW Grainger Inc.	5,704	2,084
	Dover Corp.	18,307	2,011
*	Zebra Technologies Corp.	6,735	1,930
	Expeditors International of Washington Inc.	21,360	1,888
	Xylem Inc.	22,760	1,825
	IDEX Corp.	9,715	1,751
*	Waters Corp.	7,841	1,696
	CH Robinson Worldwide Inc.	17,096	1,681
*	Trimble Inc.	31,882	1,671
*	United Rentals Inc.	9,233	1,635
	Wabtec Corp.	23,425	1,559
*	Ingersoll Rand Inc.	44,271	1,552
	Booz Allen Hamilton Holding Corp. Class A	17,557	1,546
	JB Hunt Transport Services Inc.	10,697	1,503
*	Generac Holdings Inc.	7,852	1,492
*	Teledyne Technologies Inc.	4,677	1,467
	Jacobs Engineering Group Inc.	16,009	1,445
	Nordson Corp.	7,368	1,374
*	United Airlines Holdings Inc.	37,181	1,338
	Graco Inc.	21,173	1,228
	Allegion plc	11,759	1,216
	Textron Inc.	28,925	1,140
*	XPO Logistics Inc.	11,699	1,033
	Toro Co.	13,700	1,031
	Genpact Ltd.	24,384	1,029
	Snap-on Inc.	6,798	1,008
	Hubbell Inc. Class B	6,773	982

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Pentair plc	20,813	939
	HEICO Corp. Class A	10,091	902
	Carlisle Cos. Inc.	6,853	897
	Quanta Services Inc.	17,427	893
	Donaldson Co. Inc.	16,407	826
*	Sensata Technologies Holding plc	19,841	826
	American Airlines Group Inc.	63,202	825
*	HD Supply Holdings Inc.	20,571	816
*	Aecom	19,572	773
	Huntington Ingalls Industries Inc.	5,002	758
*	Stericycle Inc.	11,786	756
	Robert Half International Inc.	14,058	748
	Knight-Swift Transportation Holdings Inc.	16,059	730
*	Middleby Corp.	7,126	698
	Lincoln Electric Holdings Inc.	7,190	695
	ITT Inc.	11,062	695
	BWX Technologies Inc.	12,293	684
	Oshkosh Corp.	8,856	682
*	Axon Enterprise Inc.	7,945	681
	CoreLogic Inc.	10,151	674
*	Paylocity Holding Corp.	4,474	659
	Landstar System Inc.	4,805	639
	Brunswick Corp.	9,997	619
	HEICO Corp.	5,619	618
	FLIR Systems Inc.	16,649	614
	Woodward Inc.	7,126	611
	Alaska Air Group Inc.	15,471	603
	MSA Safety Inc.	4,667	588
	AGCO Corp.	7,920	563
	Littelfuse Inc.	3,075	556
	ManpowerGroup Inc.	7,519	551
	Curtiss-Wright Corp.	5,318	544
*	FTI Consulting Inc.	4,695	539
	Regal Beloit Corp.	5,145	509
	Flowserve Corp.	17,072	507
	Allison Transmission Holdings Inc.	14,110	506
	Xerox Holdings Corp.	23,191	437
	Air Lease Corp. Class A	13,703	426
*	Colfax Corp.	12,548	418
*	Clean Harbors Inc.	6,695	409
*	JetBlue Airways Corp.	34,413	396
	nVent Electric plc	19,920	381
	MSC Industrial Direct Co. Inc. Class A	5,742	378
	Crane Co.	6,556	371
	Valmont Industries Inc.	2,642	336
*	Kirby Corp.	7,567	321
	Ryder System Inc.	6,798	278
	Spirit AeroSystems Holdings Inc. Class A	13,176	271
	Macquarie Infrastructure Corp.	9,468	265
	Trinity Industries Inc.	11,785	241
*	Pluralsight Inc. Class A	11,903	228
	Copa Holdings SA Class A	4,159	221
	Schneider National Inc. Class B	7,427	201
	ADT Inc.	13,598	145
*	Virgin Galactic Holdings Inc.	7,730	138
*	Gates Industrial Corp. plc	6,582	74
			352,344
Technology (29.4%)
	Apple Inc.	2,104,852	271,610
	Microsoft Corp.	963,462	217,290
*	Facebook Inc. Class A	308,845	90,553
*	Alphabet Inc. Class A	38,792	63,213
*	Alphabet Inc. Class C	37,943	62,006
	NVIDIA Corp.	75,925	40,618

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

*	Adobe Inc.	61,889	31,773
*	salesforce.com Inc.	111,422	30,379
	Intel Corp.	545,041	27,770
	Cisco Systems Inc.	546,267	23,063
	Broadcom Inc.	50,231	17,438
	QUALCOMM Inc.	144,832	17,250
	Texas Instruments Inc.	118,110	16,789
	Oracle Corp.	253,947	14,531
	International Business Machines Corp.	114,318	14,097
*	Advanced Micro Devices Inc.	150,033	13,626
*	ServiceNow Inc.	24,472	11,796
	Intuit Inc.	32,443	11,205
	Activision Blizzard Inc.	98,107	8,194
	Applied Materials Inc.	118,053	7,272
*	Zoom Video Communications Inc. Class A	21,493	6,987
*	Autodesk Inc.	28,238	6,938
*	Micron Technology Inc.	142,285	6,475
	Lam Research Corp.	18,636	6,268
	Analog Devices Inc.	47,395	5,540
*	Workday Inc. Class A	22,101	5,298
*	Electronic Arts Inc.	36,647	5,111
*	DocuSign Inc. Class A	22,646	5,050
	L3Harris Technologies Inc.	27,752	5,016
	Cognizant Technology Solutions Corp. Class A	69,313	4,634
*	Twilio Inc. Class A	17,147	4,626
*	Splunk Inc.	20,455	4,486
*	Synopsys Inc.	19,281	4,267
	KLA Corp.	19,923	4,087
	IHS Markit Ltd.	51,008	4,077
	Amphenol Corp. Class A	37,019	4,065
*	Twitter Inc.	99,107	4,022
*	Cadence Design Systems Inc.	35,339	3,919
*	ANSYS Inc.	10,981	3,723
	HP Inc.	183,507	3,588
	Motorola Solutions Inc.	21,794	3,373
	Microchip Technology Inc.	30,118	3,304
	Marvell Technology Group Ltd.	84,604	3,281
	Xilinx Inc.	31,335	3,264
*	Palo Alto Networks Inc.	12,533	3,226
*	Okta Inc.	14,758	3,178
*	Match Group Inc.	28,018	3,129
	Corning Inc.	96,037	3,117
	Skyworks Solutions Inc.	21,409	3,101
*	Atlassian Corp. plc Class A	16,028	3,074
*	RingCentral Inc. Class A	9,809	2,852
*	VeriSign Inc.	13,110	2,816
*	Coupa Software Inc.	8,519	2,792
*	Take-Two Interactive Software Inc.	14,503	2,483
*	Akamai Technologies Inc.	20,467	2,383
	Maxim Integrated Products Inc.	34,047	2,330
	Citrix Systems Inc.	15,812	2,296
*	Fortinet Inc.	17,053	2,251
*	EPAM Systems Inc.	6,817	2,230
	CDW Corp.	18,270	2,076
*	Paycom Software Inc.	6,357	1,904
*	Qorvo Inc.	14,824	1,901
*	Pinterest Inc. Class A	51,511	1,895
*	Crowdstrike Holdings Inc. Class A	14,817	1,863
	SS&C Technologies Holdings Inc.	28,687	1,828
	Teradyne Inc.	21,251	1,806
*	GoDaddy Inc. Class A	21,228	1,776
*	Tyler Technologies Inc.	5,053	1,745
	NortonLifeLock Inc.	71,513	1,682
*	Arista Networks Inc.	7,512	1,679

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

*	Datadog Inc. Class A	19,585	1,636
*	HubSpot Inc.	5,330	1,597
	Hewlett Packard Enterprise Co.	164,677	1,592
*	Slack Technologies Inc. Class A	48,162	1,582
	Leidos Holdings Inc.	17,416	1,576
*	Black Knight Inc.	18,504	1,556
	Monolithic Power Systems Inc.	5,600	1,496
	Western Digital Corp.	38,786	1,490
*	VMware Inc. Class A	10,143	1,465
	Cognex Corp.	21,099	1,460
*	Gartner Inc.	11,091	1,440
*	Zendesk Inc.	14,556	1,403
*	Avalara Inc.	10,375	1,374
	NetApp Inc.	28,299	1,341
*	Dell Technologies Inc.	19,759	1,306
*	Zscaler Inc.	9,092	1,303
*	IAC/InterActiveCorp	9,713	1,292
*	MongoDB Inc.	5,355	1,252
*	PTC Inc.	13,540	1,238
*	Guidewire Software Inc.	10,781	1,211
*	StoneCo Ltd. Class A	22,961	1,171
	Entegris Inc.	17,234	1,153
*	Ceridian HCM Holding Inc.	14,167	1,127
*	ON Semiconductor Corp.	52,203	1,116
*	Ciena Corp.	19,612	1,113
*	Aspen Technology Inc.	8,711	1,107
*	Nuance Communications Inc.	35,763	1,071
	Amdocs Ltd.	17,072	1,045
	Juniper Networks Inc.	41,709	1,043
*	F5 Networks Inc.	7,796	1,032
*	Zynga Inc. Class A	113,626	1,029
*	Anaplan Inc.	16,673	1,021
*	Five9 Inc.	7,929	1,010
*	Dynatrace Inc.	22,352	989
	Universal Display Corp.	5,555	975
*	Cree Inc.	13,915	878
*	Fastly Inc. Class A	9,360	869
*	Grubhub Inc.	11,885	860
	MKS Instruments Inc.	7,039	841
*	Lumentum Holdings Inc.	9,596	825
*	Globant SA	4,644	825
*	Alteryx Inc. Class A	6,737	814
*	Proofpoint Inc.	7,256	796
*	Manhattan Associates Inc.	8,097	787
*	Smartsheet Inc. Class A	14,130	771
*	Arrow Electronics Inc.	9,788	769
*	Elastic NV	7,011	761
*	CACI International Inc. Class A	3,204	750
	CDK Global Inc.	15,853	739
*	IPG Photonics Corp.	4,514	730
*	RealPage Inc.	11,426	716
*	Inphi Corp.	6,164	703
	SYNNEX Corp.	5,370	683
*	Dropbox Inc. Class A	31,421	665
	DXC Technology Co.	32,991	659
*	Everbridge Inc.	4,403	654
*	Nutanix Inc.	22,770	654
	Pegasystems Inc.	5,055	649
	Jabil Inc.	18,823	643
	Science Applications International Corp.	7,438	621
	National Instruments Corp.	16,492	592
	Dolby Laboratories Inc. Class A	8,200	573
	LogMeIn Inc.	6,223	536
*	Cloudflare Inc. Class A	13,985	535

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

*	Mercury Systems Inc.	7,002	530
*	Pure Storage Inc. Class A	30,390	464
*	Cirrus Logic Inc.	7,526	456
*	Vertiv Holdings Co. Class A	27,258	442
*	FireEye Inc.	28,761	422
*	New Relic Inc.	6,351	390
*	Medallia Inc.	10,439	378
	Avnet Inc.	12,987	357
*	Coherent Inc.	3,158	356
*	Teradata Corp.	13,818	336
*	NCR Corp.	16,045	328
*	ViaSat Inc.	7,226	287
*	PagerDuty Inc.	8,726	285
*	CommScope Holding Co. Inc.	24,556	253
	Sabre Corp.	34,686	242
	Ubiquiti Inc.	1,151	209
	Switch Inc.	11,345	195
*	EchoStar Corp. Class A	6,274	184
*	SolarWinds Corp.	5,601	118
*	ZoomInfo Technologies Inc. Class A	188	7
			1,235,034
Utilities (4.3%)
	Verizon Communications Inc.	532,802	31,579
	AT&T Inc.	917,276	27,344
	NextEra Energy Inc.	62,909	17,562
	Dominion Energy Inc.	107,751	8,452
*	T-Mobile US Inc.	70,844	8,266
	Duke Energy Corp.	94,558	7,597
	Southern Co.	135,926	7,093
	American Electric Power Co. Inc.	63,836	5,032
	Xcel Energy Inc.	67,483	4,688
	Sempra Energy	37,638	4,654
	Exelon Corp.	124,980	4,613
	WEC Energy Group Inc.	40,516	3,812
	Eversource Energy	43,280	3,709
	Public Service Enterprise Group Inc.	64,984	3,395
	American Water Works Co. Inc.	23,169	3,275
	Consolidated Edison Inc.	42,899	3,060
	DTE Energy Co.	24,635	2,923
	PPL Corp.	98,852	2,731
	Entergy Corp.	25,882	2,566
	Ameren Corp.	31,698	2,508
	Edison International	45,944	2,411
	CMS Energy Corp.	36,607	2,214
	FirstEnergy Corp.	69,489	1,987
	Alliant Energy Corp.	32,106	1,739
	Atmos Energy Corp.	15,540	1,551
	Evergy Inc.	29,082	1,548
	AES Corp.	85,056	1,510
	CenturyLink Inc.	140,153	1,507
	CenterPoint Energy Inc.	64,447	1,293
	Essential Utilities Inc.	28,799	1,224
	Vistra Corp.	62,655	1,205
*	PG&E Corp.	122,461	1,134
	NiSource Inc.	49,064	1,087
	NRG Energy Inc.	31,320	1,078
	Pinnacle West Capital Corp.	14,401	1,056
*	GCI Liberty Inc. Class A	12,788	1,033
	UGI Corp.	26,573	918
	OGE Energy Corp.	26,052	830
	IDACORP Inc.	6,562	590
	Hawaiian Electric Industries Inc.	14,133	489
	National Fuel Gas Co.	10,347	472
	Avangrid Inc.	7,349	353

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Telephone and Data Systems Inc.	13,342	309
*	United States Cellular Corp.	1,546	56
			182,453
Total Common Stocks (Cost $2,727,749)			4,190,908

		Coupon
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
1,2	Vanguard Market Liquidity Fund	0.147%		44,930	4,493

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
3	United States Cash Management Bill	0.116%	9/29/20	870	870
Total Temporary Cash Investments (Cost $5,363)					5,363
Total Investments (99.9%) (Cost $2,733,112)					4,196,271
Other Assets and Liabilities—Net (0.1%)					5,279
Net Assets (100%)					4,201,550

Cost is in $000.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $562,000.
§	Security value determined using significant unobservable inputs.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $590,000 was received for securities on loan.
3	Securities with a value of $707,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

Common Stocks (99.9%)
Consumer Discretionary (12.7%)
	Walt Disney Co.	457,406	60,318
	Comcast Corp. Class A	1,146,804	51,388
	Walmart Inc.	307,535	42,701
	Home Depot Inc.	135,966	38,756
	McDonald's Corp.	161,439	34,470
	Target Corp.	126,520	19,131
	Starbucks Corp.	124,891	10,550
	General Motors Co.	315,441	9,347
	Marriott International Inc. Class A	67,855	6,983
	Yum! Brands Inc.	70,286	6,737
	Ford Motor Co.	986,134	6,725
	Hilton Worldwide Holdings Inc.	69,134	6,247
	DR Horton Inc.	83,116	5,932
	Aptiv plc	67,743	5,834
	Best Buy Co. Inc.	47,341	5,251
	VF Corp.	77,712	5,110
	Lennar Corp. Class A	68,053	5,092
	Yum China Holdings Inc.	84,968	4,904
	Costco Wholesale Corp.	13,048	4,536
*	CarMax Inc.	38,022	4,066
	Garmin Ltd.	37,722	3,908
	ViacomCBS Inc. Class B	135,859	3,784
	Tiffany & Co.	30,548	3,742
*	Liberty Broadband Corp.	26,362	3,693
	Genuine Parts Co.	35,755	3,377
*	NVR Inc.	777	3,239
	TJX Cos. Inc.	57,901	3,172
	PulteGroup Inc.	68,131	3,038
	Expedia Group Inc.	30,440	2,988
*	Dollar Tree Inc.	31,009	2,985
	Royal Caribbean Cruises Ltd.	43,053	2,964
	Fortune Brands Home & Security Inc.	34,878	2,933
	Omnicom Group Inc.	53,956	2,919
*	AutoZone Inc.	2,407	2,880
	Darden Restaurants Inc.	32,924	2,854
	Whirlpool Corp.	15,429	2,742
*	Uber Technologies Inc.	80,060	2,692
	MGM Resorts International	119,245	2,683
	Advance Auto Parts Inc.	16,769	2,621
	Hasbro Inc.	32,271	2,548
	Las Vegas Sands Corp.	48,198	2,444
*	LKQ Corp.	76,294	2,422
	Fox Corp. Class A	85,427	2,380
*	Charter Communications Inc. Class A	3,650	2,247
*	DISH Network Corp. Class A	62,463	2,219
	BorgWarner Inc.	52,328	2,124
	Vail Resorts Inc.	9,234	2,010
	Service Corp. International	43,923	2,005
	Carnival Corp.	119,438	1,968
*	Liberty Media Corp-Liberty Formula One Class C	49,956	1,947
*	Lyft Inc. Class A	60,441	1,793
	New York Times Co. Class A	41,284	1,789
	Interpublic Group of Cos. Inc.	98,822	1,755
	Lear Corp.	15,179	1,729
	L Brands Inc.	57,805	1,699
	Gentex Corp.	62,609	1,694
*	Discovery Communications Inc. Class C	82,041	1,638
	Wynn Resorts Ltd.	18,481	1,616
	Aramark	57,933	1,597
	Newell Brands Inc.	97,394	1,556
	Ross Stores Inc.	16,757	1,526

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	News Corp. Class A	98,778	1,494
	Williams-Sonoma Inc.	16,354	1,435
*	Peloton Interactive Inc. Class A	18,587	1,425
*	Liberty Media Corp-Liberty SiriusXM Class C	39,295	1,414
	Nielsen Holdings plc	90,272	1,379
	Leggett & Platt Inc.	32,951	1,351
*	ServiceMaster Global Holdings Inc.	33,670	1,343
*	IAA Inc.	25,675	1,343
*	Mohawk Industries Inc.	14,502	1,339
	Hanesbrands Inc.	86,945	1,329
	Thor Industries Inc.	13,997	1,322
	Polaris Inc.	13,078	1,321
	Estee Lauder Cos. Inc. Class A	5,909	1,310
	Toll Brothers Inc.	28,897	1,220
	Wyndham Hotels & Resorts Inc.	22,921	1,200
	Fox Corp. Class B	40,871	1,136
*	Grand Canyon Education Inc.	11,649	1,096
*	Norwegian Cruise Line Holdings Ltd.	63,976	1,095
	Harley-Davidson Inc.	38,176	1,058
*	Qurate Retail Group Inc. QVC Group Class A	94,997	1,050
	Tapestry Inc.	70,863	1,044
*	Skechers USA Inc. Class A	33,473	999
	PVH Corp.	17,530	978
	Choice Hotels International Inc.	9,144	908
*	Liberty Broadband Corp. Class A	6,405	885
*	Discovery Inc. Class A	40,104	885
	Carter's Inc.	10,910	869
*	AutoNation Inc.	14,690	835
	Dick's Sporting Goods Inc.	15,384	833
	Kohl's Corp.	38,653	826
	Ralph Lauren Corp. Class A	11,929	821
	Amerco	2,288	812
	Gap Inc.	45,489	791
	eBay Inc.	14,433	791
	Foot Locker Inc.	25,819	783
*	frontdoor Inc.	17,757	774
*	Madison Square Garden Sport Corp. Class A	4,685	768
	Sirius XM Holdings Inc.	117,810	692
*	Liberty Media Corp-Liberty SiriusXM Class A	18,277	664
	Columbia Sportswear Co.	7,213	617
	Wyndham Destinations Inc.	20,946	607
*	Bright Horizons Family Solutions Inc.	4,432	590
	TripAdvisor Inc.	25,210	589
*	Capri Holdings Ltd.	35,507	562
	Extended Stay America Inc.	44,153	551
*	Planet Fitness Inc. Class A	8,695	529
	Hyatt Hotels Corp. Class A	8,730	493
*	2U Inc.	11,415	472
*	Under Armour Inc. Class A	46,771	459
	Graham Holdings Co. Class B	1,046	448
	News Corp. Class B	29,647	447
	Nordstrom Inc.	27,401	438
*	Wayfair Inc.	1,454	431
*	Under Armour Inc. Class C	47,942	424
	Six Flags Entertainment Corp.	19,060	414
*	Mattel Inc.	34,889	375
	Penske Automotive Group Inc.	7,917	373
	Nexstar Media Group Inc. Class A	3,626	348
*	Burlington Stores Inc.	1,732	341
*	Madison Square Garden Entertainment Corp. Class A	4,534	341
	John Wiley & Sons Inc. Class A	10,755	340
	Reynolds Consumer Products Inc.	9,266	308
*	Lions Gate Entertainment Corp. Class B	31,175	282
*	Tempur Sealy International Inc.	3,073	263

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Coty Inc. Class A	71,913	257
	Rollins Inc.	4,651	256
	Lennar Corp. Class B	4,005	238
	Dunkin' Brands Group Inc.	3,042	231
*	Liberty Media Corp-Liberty Formula One Class A	6,299	228
*	Ulta Beauty Inc.	955	222
	H&R Block Inc.	14,143	205
*	Ollie's Bargain Outlet Holdings Inc.	1,535	147
*	Lions Gate Entertainment Corp. Class A	12,250	119
	ViacomCBS Inc. Class A	3,402	104
*	Caesars Entertainment Inc.	1,268	58
	Warner Music Group Corp. Class A	244	7
			490,730
Consumer Staples (7.6%)
	Procter & Gamble Co.	340,843	47,149
	Philip Morris International Inc.	393,767	31,419
	Mondelez International Inc. Class A	357,074	20,860
	CVS Health Corp.	330,839	20,552
	Coca-Cola Co.	403,938	20,007
	Colgate-Palmolive Co.	213,210	16,899
	Kimberly-Clark Corp.	85,918	13,554
	PepsiCo Inc.	93,350	13,075
	Altria Group Inc.	265,514	11,614
	General Mills Inc.	153,438	9,812
	Constellation Brands Inc. Class A	40,375	7,448
	Walgreens Boots Alliance Inc.	185,563	7,055
	Kroger Co.	195,970	6,992
	Archer-Daniels-Midland Co.	140,161	6,274
	Kraft Heinz Co.	163,863	5,742
	Corteva Inc.	189,947	5,423
	Conagra Brands Inc.	123,256	4,728
	Tyson Foods Inc. Class A	72,713	4,566
	Hormel Foods Corp.	70,667	3,603
	J M Smucker Co.	27,920	3,355
	Kellogg Co.	41,992	2,978
	Keurig Dr Pepper Inc.	97,368	2,905
	McCormick & Co. Inc.	13,854	2,857
	Sysco Corp.	35,474	2,133
	Clorox Co.	9,287	2,076
	Lamb Weston Holdings Inc.	28,392	1,784
	Casey's General Stores Inc.	9,347	1,662
	Molson Coors Beverage Co. Class B	44,100	1,660
	McKesson Corp.	10,396	1,595
	Bunge Ltd.	34,889	1,592
*	Post Holdings Inc.	15,951	1,404
	Ingredion Inc.	16,999	1,367
*	US Foods Holding Corp.	55,869	1,360
	Hershey Co.	8,587	1,276
	Flowers Foods Inc.	49,148	1,202
	Campbell Soup Co.	22,087	1,162
*,^	Herbalife Nutrition Ltd.	22,450	1,103
*	Hain Celestial Group Inc.	20,316	666
	Spectrum Brands Holdings Inc	10,585	631
	Nu Skin Enterprises Inc. Class A	12,803	605
*	TreeHouse Foods Inc.	14,093	603
	Brown-Forman Corp. Class B	7,060	517
*	Beyond Meat Inc.	2,541	345
*	Grocery Outlet Holding Corp.	8,047	331
	Seaboard Corp.	63	169
	Energizer Holdings Inc.	3,122	145
*	Pilgrim's Pride Corp.	8,971	144
*	Sprouts Farmers Market Inc.	4,561	107

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Brown-Forman Corp. Class A	1,241	83
			294,589
Energy (4.6%)
	Exxon Mobil Corp.	1,071,128	42,781
	Chevron Corp.	473,120	39,709
	ConocoPhillips	271,922	10,303
	Kinder Morgan Inc.	492,587	6,808
	EOG Resources Inc.	147,423	6,684
	Schlumberger Ltd.	350,786	6,668
	Phillips 66	110,126	6,439
	Williams Cos. Inc.	307,563	6,385
	Marathon Petroleum Corp.	163,669	5,804
	Valero Energy Corp.	103,178	5,426
	Pioneer Natural Resources Co.	41,482	4,311
	Halliburton Co.	221,951	3,591
	Hess Corp.	69,511	3,200
	ONEOK Inc.	110,968	3,049
	Occidental Petroleum Corp.	205,834	2,622
	Concho Resources Inc.	49,479	2,572
	Baker Hughes Co. Class A	165,644	2,365
	Cabot Oil & Gas Corp.	99,500	1,888
*	First Solar Inc.	21,013	1,609
	Diamondback Energy Inc.	39,977	1,558
	Apache Corp.	95,941	1,420
	Noble Energy Inc.	121,325	1,207
	National Oilwell Varco Inc.	98,923	1,187
	Devon Energy Corp.	95,558	1,039
	Marathon Oil Corp.	196,649	1,038
	EQT Corp.	63,623	1,010
	Targa Resources Corp.	57,662	981
	Equitrans Midstream Corp.	92,465	951
	Valvoline Inc.	46,250	943
	HollyFrontier Corp.	37,265	890
	Parsley Energy Inc. Class A	75,348	810
	Cimarex Energy Co.	25,045	696
*	WPX Energy Inc.	100,314	558
	Antero Midstream Corp.	74,054	501
	Murphy Oil Corp.	36,265	498
	Helmerich & Payne Inc.	26,070	430
	Continental Resources Inc.	18,637	320
			178,251
Financial Services (24.6%)
*	Berkshire Hathaway Inc. Class B	493,294	107,558
	JPMorgan Chase & Co.	766,471	76,793
	Bank of America Corp.	1,957,343	50,382
	Citigroup Inc.	527,131	26,947
	Fidelity National Information Services Inc.	156,196	23,562
	Wells Fargo & Co.	950,460	22,954
	BlackRock Inc.	37,236	22,125
	Prologis Inc.	186,201	18,966
	Goldman Sachs Group Inc.	83,863	17,181
	American Express Co.	165,468	16,810
	CME Group Inc.	89,772	15,788
	Morgan Stanley	279,099	14,586
	Chubb Ltd.	113,704	14,213
	Global Payments Inc.	75,315	13,302
	Truist Financial Corp.	340,950	13,232
	US Bancorp	343,973	12,521
	PNC Financial Services Group Inc.	107,337	11,936
	Digital Realty Trust Inc.	67,570	10,517
	Charles Schwab Corp.	292,285	10,385
	Progressive Corp.	105,214	10,000
*	Fiserv Inc.	99,553	9,913
	Intercontinental Exchange Inc.	88,435	9,394

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	S&P Global Inc.	24,975	9,151
	Capital One Financial Corp.	114,691	7,917
	MetLife Inc.	194,788	7,492
	Bank of New York Mellon Corp.	202,138	7,475
	Travelers Cos. Inc.	63,916	7,417
	SBA Communications Corp. Class A	24,185	7,402
	Allstate Corp.	79,279	7,373
	Prudential Financial Inc.	100,226	6,792
	Willis Towers Watson plc	32,533	6,687
	Aflac Inc.	179,097	6,505
	American International Group Inc.	217,879	6,349
	Welltower Inc.	105,554	6,071
	State Street Corp.	89,150	6,070
	T. Rowe Price Group Inc.	42,674	5,941
	Weyerhaeuser Co.	189,037	5,730
	AvalonBay Communities Inc.	35,586	5,625
	Realty Income Corp.	86,976	5,395
	Alexandria Real Estate Equities Inc.	31,684	5,335
	Equity Residential	93,074	5,254
	Arthur J Gallagher & Co.	47,648	5,017
	Ameriprise Financial Inc.	31,124	4,880
	First Republic Bank	42,961	4,851
	KKR & Co. Inc.	134,359	4,813
	Discover Financial Services	77,366	4,107
	Northern Trust Corp.	48,610	3,981
*	CBRE Group Inc. Class A	84,167	3,958
	Invitation Homes Inc.	137,155	3,927
	Nasdaq Inc.	28,857	3,879
	Ventas Inc.	94,110	3,878
	Healthpeak Properties Inc.	136,592	3,775
	Fifth Third Bancorp	180,171	3,722
*	Markel Corp.	3,413	3,709
	Hartford Financial Services Group Inc.	90,485	3,660
	Synchrony Financial	147,355	3,656
	Sun Communities Inc.	24,424	3,641
	Duke Realty Corp.	92,730	3,575
	Essex Property Trust Inc.	16,455	3,563
	Boston Properties Inc.	39,264	3,411
	Mid-America Apartment Communities Inc.	28,707	3,362
	M&T Bank Corp.	32,220	3,327
*	SVB Financial Group	12,998	3,319
	Marsh & McLennan Cos. Inc.	28,499	3,275
*	Arch Capital Group Ltd.	99,418	3,136
	E*TRADE Financial Corp.	55,761	3,017
	KeyCorp	244,676	3,014
	Cincinnati Financial Corp.	37,836	3,005
	WP Carey Inc.	43,139	2,993
	Principal Financial Group Inc.	68,364	2,879
	Public Storage	13,193	2,802
	Regions Financial Corp.	242,291	2,801
	Citizens Financial Group Inc.	107,419	2,779
	Annaly Capital Management Inc.	364,854	2,682
	VICI Properties Inc.	118,872	2,656
*	Zillow Group Inc. Class C	30,559	2,621
	Brown & Brown Inc.	56,261	2,611
	UDR Inc.	74,213	2,583
	TD Ameritrade Holding Corp.	65,798	2,525
	Medical Properties Trust Inc.	131,728	2,447
	CyrusOne Inc.	29,154	2,435
	Huntington Bancshares Inc.	254,936	2,399
	Raymond James Financial Inc.	31,146	2,358
	Fidelity National Financial Inc.	69,679	2,288
	Everest Re Group Ltd.	10,140	2,232
	Globe Life Inc.	26,644	2,198

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Equitable Holdings Inc.	103,308	2,189
	W R Berkley Corp.	35,171	2,182
	Loews Corp.	60,774	2,179
	Ally Financial Inc.	95,013	2,174
	Camden Property Trust	23,887	2,172
	AGNC Investment Corp.	143,812	2,029
	Host Hotels & Resorts Inc.	177,768	1,996
	Cboe Global Markets Inc.	21,610	1,984
	Western Union Co.	83,372	1,967
	American Homes 4 Rent Class A	67,067	1,921
	Gaming and Leisure Properties Inc.	51,275	1,864
	VEREIT Inc.	275,311	1,850
	Assurant Inc.	15,085	1,834
	Alleghany Corp.	3,193	1,771
	Omega Healthcare Investors Inc.	56,793	1,759
	Americold Realty Trust	45,297	1,737
	Equity LifeStyle Properties Inc.	26,054	1,727
	Kilroy Realty Corp.	29,137	1,705
	Regency Centers Corp.	42,915	1,704
	Voya Financial Inc.	31,376	1,629
	Vornado Realty Trust	44,583	1,597
*	WEX Inc.	9,934	1,587
	Reinsurance Group of America Inc.	17,119	1,569
	National Retail Properties Inc.	43,780	1,552
	Lincoln National Corp.	43,011	1,551
	CubeSmart	49,024	1,550
	STORE Capital Corp.	57,088	1,544
	SEI Investments Co.	29,346	1,537
	Commerce Bancshares Inc.	25,584	1,524
	Federal Realty Investment Trust	19,094	1,513
	RenaissanceRe Holdings Ltd.	8,232	1,513
	Lamar Advertising Co. Class A	21,578	1,494
	LPL Financial Holdings Inc.	18,151	1,491
	Healthcare Trust of America Inc. Class A	55,249	1,458
	First American Financial Corp.	27,567	1,449
	Franklin Resources Inc.	68,538	1,443
	Comerica Inc.	35,837	1,417
	Rexford Industrial Realty Inc.	29,042	1,393
	Apartment Investment and Management Co.	37,640	1,356
	Jones Lang LaSalle Inc.	13,135	1,353
	First Industrial Realty Trust Inc.	31,592	1,347
	First Horizon National Corp.	138,819	1,326
	East West Bancorp Inc.	35,988	1,324
*	Euronet Worldwide Inc.	12,615	1,304
	Zions Bancorp NA	40,311	1,296
	Signature Bank	13,019	1,263
	Kimco Realty Corp.	105,276	1,262
	American Financial Group Inc.	18,779	1,255
	Life Storage Inc.	11,887	1,253
	Prosperity Bancshares Inc.	22,742	1,240
	Kemper Corp.	15,584	1,210
	Douglas Emmett Inc.	41,521	1,159
	American Campus Communities Inc.	34,166	1,158
	Crown Castle International Corp.	7,002	1,143
	People's United Financial Inc.	107,907	1,142
	Old Republic International Corp.	70,580	1,137
	Eaton Vance Corp.	27,652	1,134
	Cousins Properties Inc.	36,947	1,103
	Simon Property Group Inc.	16,236	1,102
*	Zillow Group Inc. Class A	12,778	1,090
	Starwood Property Trust Inc.	68,222	1,064
*	Athene Holding Ltd. Class A	28,883	1,056
	New York Community Bancorp Inc.	114,964	1,040
	TCF Financial Corp.	38,588	1,037

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Apollo Global Management LLC	21,590	1,012
	Rayonier Inc.	34,044	997
	Jefferies Financial Group Inc.	56,750	995
	Extra Space Storage Inc.	9,333	994
	Cullen/Frost Bankers Inc.	13,966	970
	Hanover Insurance Group Inc.	9,442	968
	Invesco Ltd.	94,128	960
	Highwoods Properties Inc.	25,673	957
	Interactive Brokers Group Inc.	18,021	955
	Equity Commonwealth	29,965	941
	Unum Group	50,750	938
*,^	Credit Acceptance Corp.	2,359	912
	Spirit Realty Capital Inc.	25,672	912
	Iron Mountain Inc.	30,188	908
	SL Green Realty Corp.	19,296	902
	Axis Capital Holdings Ltd.	18,870	901
	Hudson Pacific Properties Inc.	37,486	880
	Brixmor Property Group Inc.	73,929	872
	Western Alliance Bancorp	24,400	861
	JBG SMITH Properties	30,395	841
	Popular Inc.	22,320	827
	Affiliated Managers Group Inc.	11,705	804
	New Residential Investment Corp.	103,366	800
	Lazard Ltd. Class A	25,218	799
	Synovus Financial Corp.	36,501	798
	MGIC Investment Corp.	84,282	773
*	Brighthouse Financial Inc.	24,530	745
	Pinnacle Financial Partners Inc.	18,421	736
	Bank OZK	30,478	702
	Corporate Office Properties Trust	28,010	690
	Jack Henry & Associates Inc.	4,138	685
	Carlyle Group Inc.	26,496	684
	White Mountains Insurance Group Ltd.	766	683
	Umpqua Holdings Corp.	59,145	667
	First Citizens BancShares Inc. Class A	1,638	644
	EPR Properties	19,443	628
	Outfront Media Inc.	36,758	622
	Wintrust Financial Corp.	14,241	620
	Webster Financial Corp.	22,319	614
	Evercore Inc. Class A	9,872	611
	FNB Corp.	81,435	611
	Erie Indemnity Co. Class A	2,708	578
*	Howard Hughes Corp.	9,748	576
	Taubman Centers Inc.	14,935	572
	Park Hotels & Resorts Inc.	59,731	567
	Sterling Bancorp	48,186	562
	PacWest Bancorp	29,057	554
	SLM Corp.	71,633	547
	Bank of Hawaii Corp.	9,828	541
	First Hawaiian Inc.	32,319	534
	Apple Hospitality REIT Inc.	52,278	532
	Alliance Data Systems Corp.	11,767	531
	Weingarten Realty Investors	30,261	529
	Associated Banc-Corp	38,278	514
	OneMain Holdings Inc	16,208	471
	Primerica Inc.	3,765	470
	Brandywine Realty Trust	41,951	467
	Assured Guaranty Ltd.	20,930	449
	BOK Financial Corp.	7,820	439
	CoreSite Realty Corp.	3,281	402
	TransUnion	4,242	368
	Paramount Group Inc.	47,156	349
	Santander Consumer USA Holdings Inc.	18,758	323
	Mercury General Corp.	6,794	304

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Empire State Realty Trust Inc.	36,463	230
	CNA Financial Corp.	6,960	224
	TFS Financial Corp.	12,117	187
	Tradeweb Markets Inc. Class A	3,096	177
	American National Insurance Co.	2,064	155
	Morningstar Inc.	881	141
	Virtu Financial Inc. Class A	1,626	42
*	LendingTree Inc.	126	39
^	Brookfield Property REIT Inc. Class A	2,313	27
			945,322
Health Care (13.6%)
	Johnson & Johnson	577,816	88,643
	Pfizer Inc.	1,407,314	53,182
	Medtronic plc	339,398	36,475
	Danaher Corp.	158,364	32,697
	Abbott Laboratories	269,365	29,487
	Bristol-Myers Squibb Co.	364,994	22,703
	Gilead Sciences Inc.	317,793	21,213
	Thermo Fisher Scientific Inc.	41,261	17,700
	Becton Dickinson and Co.	68,262	16,572
*	Boston Scientific Corp.	353,626	14,506
	Anthem Inc.	47,453	13,359
	UnitedHealth Group Inc.	40,120	12,539
	Cigna Corp.	66,889	11,864
	Stryker Corp.	59,079	11,707
	Humana Inc.	20,695	8,592
*	Biogen Inc.	28,686	8,251
	Zimmer Biomet Holdings Inc.	52,412	7,384
	Agilent Technologies Inc.	71,452	7,175
	Merck & Co. Inc.	80,645	6,877
	Baxter International Inc.	74,898	6,521
*	Centene Corp.	102,486	6,284
*	Alexion Pharmaceuticals Inc.	45,440	5,190
*	IQVIA Holdings Inc.	29,900	4,896
	HCA Healthcare Inc.	32,233	4,375
*	Laboratory Corp. of America Holdings	23,219	4,081
	Quest Diagnostics Inc.	33,687	3,747
*	Catalent Inc.	38,759	3,585
*	Varian Medical Systems Inc.	20,041	3,481
	Cooper Cos. Inc.	10,838	3,407
	STERIS plc	20,122	3,212
*	Elanco Animal Health Inc.	101,270	2,943
*	QIAGEN NV	56,403	2,874
*	Bio-Rad Laboratories Inc. Class A	5,342	2,717
	PerkinElmer Inc.	22,720	2,675
	AbbVie Inc.	26,839	2,570
	Dentsply Sirona Inc.	55,413	2,486
*	Henry Schein Inc.	36,170	2,403
*	Mylan NV	131,055	2,147
	Universal Health Services Inc. Class B	18,723	2,066
	AmerisourceBergen Corp. Class A	19,032	1,847
*	Jazz Pharmaceuticals plc	13,578	1,825
	Zoetis Inc.	11,357	1,818
	Perrigo Co. plc	34,496	1,804
	Teleflex Inc.	4,326	1,700
*	DaVita Inc.	17,507	1,519
	Hill-Rom Holdings Inc.	14,999	1,407
*	United Therapeutics Corp.	11,064	1,183
*	Hologic Inc.	19,741	1,179
*	Exelixis Inc.	49,440	1,099
*	Globus Medical Inc.	18,611	1,052
*	Envista Holdings Corp.	39,983	959
*	Ionis Pharmaceuticals Inc.	16,653	908
*	Molina Healthcare Inc.	4,825	892

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

*	Syneos Health Inc.	14,019	885
*	Integra LifeSciences Holdings Corp.	18,283	874
	Encompass Health Corp.	13,340	870
*	Nektar Therapeutics Class A	44,394	859
*	ICU Medical Inc.	3,555	712
*	Acadia Healthcare Co. Inc.	21,933	678
*	Alkermes plc	39,379	651
	Bruker Corp.	14,908	626
*	Sage Therapeutics Inc.	11,897	624
*	Agios Pharmaceuticals Inc.	13,861	568
*	Bluebird Bio Inc.	8,870	526
	Premier Inc. Class A	15,352	503
*	Teladoc Health Inc.	1,784	385
*	Exact Sciences Corp.	4,895	369
*	BioMarin Pharmaceutical Inc.	4,217	329
*	Charles River Laboratories International Inc.	1,413	309
*	Horizon Therapeutics plc	3,641	274
*	PRA Health Sciences Inc.	2,357	252
*	Change Healthcare Inc.	15,946	226
*	Tandem Diabetes Care Inc.	1,602	181
	Bio-Techne Corp.	578	148
*	PPD Inc.	2,339	80
*	Haemonetics Corp.	845	76
*	Acceleron Pharma Inc.	700	68
*	Reata Pharmaceuticals Inc. Class A	632	66
			522,917
Materials & Processing (5.3%)
	Linde plc	132,889	33,188
	Air Products & Chemicals Inc.	48,764	14,252
	Newmont Corp.	203,116	13,666
	DuPont de Nemours Inc.	185,989	10,371
	Ecolab Inc.	50,474	9,947
	Dow Inc.	187,797	8,473
	PPG Industries Inc.	59,650	7,182
	Trane Technologies plc	60,535	7,167
	Freeport-McMoRan Inc.	366,993	5,729
	LyondellBasell Industries NV Class A	64,897	4,249
	Carrier Global Corp.	140,861	4,205
	Vulcan Materials Co.	33,436	4,012
	Masco Corp.	66,251	3,862
	Amcor plc	344,830	3,814
	International Paper Co.	99,215	3,598
	Nucor Corp.	75,832	3,447
	International Flavors & Fragrances Inc.	27,006	3,343
	Martin Marietta Materials Inc.	15,728	3,191
	Celanese Corp. Class A	30,029	3,037
	FMC Corp.	26,269	2,807
	Eastman Chemical Co.	34,377	2,513
	Lennox International Inc.	8,767	2,458
	Albemarle Corp.	26,579	2,419
	Packaging Corp. of America	23,785	2,408
*	Crown Holdings Inc.	29,459	2,264
	Watsco Inc.	8,285	2,030
	Westrock Co.	65,335	1,982
	AptarGroup Inc.	16,278	1,927
	Owens Corning	27,157	1,837
	CF Industries Holdings Inc.	53,905	1,759
	Howmet Aerospace Inc.	99,691	1,747
	Reliance Steel & Aluminum Co.	16,190	1,698
	A O Smith Corp.	33,564	1,644
	Mosaic Co.	87,307	1,592
	Sealed Air Corp.	39,291	1,544
	Steel Dynamics Inc.	51,196	1,511
	Avery Dennison Corp.	12,291	1,418

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Sonoco Products Co.	25,441	1,349
	Fastenal Co.	27,107	1,324
*	Axalta Coating Systems Ltd.	52,666	1,256
	MDU Resources Group Inc.	50,869	1,201
*	Berry Global Group Inc.	21,887	1,128
	Huntsman Corp.	49,959	1,080
	Acuity Brands Inc.	9,829	1,074
	Ashland Global Holdings Inc.	13,796	1,017
	Southern Copper Corp.	20,657	994
	Timken Co.	15,793	856
	Eagle Materials Inc.	10,352	846
	Chemours Co.	40,747	842
	Hexcel Corp.	20,910	824
*	Univar Solutions Inc.	41,608	757
	Graphic Packaging Holding Co.	54,131	757
	Silgan Holdings Inc.	19,614	746
	Royal Gold Inc.	4,615	629
*	Element Solutions Inc.	54,277	583
	Armstrong World Industries Inc.	7,539	556
	Cabot Corp.	13,874	513
	Westlake Chemical Corp.	8,456	502
	RPM International Inc.	5,415	459
	Ball Corp.	5,110	411
	Olin Corp.	35,551	400
	W R Grace & Co.	9,059	369
	NewMarket Corp.	308	115
	GrafTech International Ltd.	16,840	112
	Scotts Miracle-Gro Co.	648	109
	Ardagh Group SA	5,520	84
			203,184
Producer Durables (11.9%)
	Honeywell International Inc.	177,688	29,416
	Boeing Co.	135,140	23,220
	Raytheon Technologies Corp.	360,774	22,007
	Caterpillar Inc.	137,028	19,500
	Union Pacific Corp.	84,114	16,187
	Deere & Co.	71,343	14,986
	CSX Corp.	192,840	14,745
	General Electric Co.	2,200,010	13,948
	Norfolk Southern Corp.	64,728	13,757
	FedEx Corp.	61,114	13,435
	Waste Management Inc.	93,020	10,604
	Emerson Electric Co.	150,590	10,462
	Eaton Corp. plc	101,167	10,329
	United Parcel Service Inc. Class B	60,637	9,921
	Roper Technologies Inc.	22,694	9,695
	General Dynamics Corp.	64,139	9,579
	Illinois Tool Works Inc.	44,331	8,758
	3M Co.	48,401	7,890
	Cummins Inc.	37,263	7,723
	Johnson Controls International plc	188,133	7,663
	PACCAR Inc.	85,740	7,360
	Parker-Hannifin Corp.	32,317	6,658
	Otis Worldwide Corp.	103,277	6,496
	Stanley Black & Decker Inc.	38,890	6,273
	AMETEK Inc.	58,045	5,845
	Southwest Airlines Co.	149,134	5,605
	Fortive Corp.	75,257	5,427
	TransDigm Group Inc.	10,285	5,139
	Delta Air Lines Inc.	161,826	4,992
	Republic Services Inc. Class A	53,030	4,917
	Kansas City Southern	23,964	4,362
	Dover Corp.	36,299	3,987
	Xylem Inc.	45,206	3,625

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Rockwell Automation Inc.	15,088	3,478
	IDEX Corp.	18,983	3,421
*	Trimble Inc.	63,086	3,306
*	United Rentals Inc.	18,193	3,221
*	Keysight Technologies Inc.	31,488	3,102
*	Waters Corp.	14,330	3,099
*	Ingersoll Rand Inc.	87,233	3,058
	Wabtec Corp.	45,811	3,049
*	Teledyne Technologies Inc.	9,173	2,877
	Jacobs Engineering Group Inc.	31,588	2,851
	CH Robinson Worldwide Inc.	28,299	2,782
*	United Airlines Holdings Inc.	73,122	2,632
	Textron Inc.	57,758	2,277
	JB Hunt Transport Services Inc.	15,564	2,187
	Automatic Data Processing Inc.	15,301	2,128
	Snap-on Inc.	13,568	2,012
	Hubbell Inc. Class B	13,708	1,987
*	XPO Logistics Inc.	21,909	1,934
	Pentair plc	42,050	1,898
	Carlisle Cos. Inc.	13,556	1,775
	American Airlines Group Inc.	125,473	1,637
*	Sensata Technologies Holding plc	39,235	1,634
*	HD Supply Holdings Inc.	40,647	1,612
*	Aecom	38,657	1,527
	Robert Half International Inc.	28,341	1,508
*	Stericycle Inc.	23,265	1,492
	Expeditors International of Washington Inc.	16,348	1,445
	Knight-Swift Transportation Holdings Inc.	31,754	1,444
	Donaldson Co. Inc.	28,576	1,439
	Quanta Services Inc.	27,731	1,421
	ITT Inc.	21,982	1,381
	Huntington Ingalls Industries Inc.	8,982	1,361
*	Middleby Corp.	13,825	1,354
	Oshkosh Corp.	17,224	1,326
	Equifax Inc.	7,817	1,315
	Paychex Inc.	16,916	1,294
	CoreLogic Inc.	19,131	1,270
	Brunswick Corp.	19,989	1,237
	FLIR Systems Inc.	33,257	1,227
	Genpact Ltd.	28,776	1,214
	Graco Inc.	20,729	1,203
	Woodward Inc.	13,948	1,195
	Alaska Air Group Inc.	30,014	1,169
	AGCO Corp.	15,759	1,121
	Northrop Grumman Corp.	3,185	1,091
	Littelfuse Inc.	6,015	1,088
	WW Grainger Inc.	2,974	1,087
	Curtiss-Wright Corp.	10,600	1,085
	ManpowerGroup Inc.	14,715	1,079
*	FTI Consulting Inc.	9,176	1,053
	Regal Beloit Corp.	10,109	999
	Flowserve Corp.	32,756	972
	MSA Safety Inc.	7,106	895
	Xerox Holdings Corp.	45,152	852
	Cintas Corp.	2,523	841
	Allegion plc	8,057	833
	Air Lease Corp. Class A	26,589	826
*	Colfax Corp.	24,740	823
	Lincoln Electric Holdings Inc.	8,214	794
*	Clean Harbors Inc.	12,839	785
*	JetBlue Airways Corp.	67,272	775
	nVent Electric plc	38,774	741
	MSC Industrial Direct Co. Inc. Class A	11,150	735
	Old Dominion Freight Line Inc.	3,406	689

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)
	Crane Co.	12,129	686
	Valmont Industries Inc.	5,222	663
*	Kirby Corp.	14,875	631
	Spirit AeroSystems Holdings Inc. Class A	26,306	541
	Ryder System Inc.	13,072	535
	Macquarie Infrastructure Corp.	18,325	514
	Nordson Corp.	2,630	491
	BWX Technologies Inc.	8,539	475
	Trinity Industries Inc.	22,638	463
	Copa Holdings SA Class A	7,820	416
	Schneider National Inc. Class B	14,724	398
	Allison Transmission Holdings Inc.	9,951	357
*	Mettler-Toledo International Inc.	359	349
	HEICO Corp. Class A	3,794	339
*	Zebra Technologies Corp.	1,145	328
	ADT Inc.	27,895	297
*	Generac Holdings Inc.	1,365	259
	HEICO Corp.	2,214	243
	Landstar System Inc.	1,803	240
	Toro Co.	2,651	200
*	Gates Industrial Corp. plc	11,074	125
*	Virgin Galactic Holdings Inc.	2,120	38
			457,042
Technology (10.3%)
	Intel Corp.	1,072,699	54,654
	Cisco Systems Inc.	1,074,408	45,361
	International Business Machines Corp.	224,803	27,720
*	Alphabet Inc. Class A	16,971	27,655
*	Alphabet Inc. Class C	16,840	27,520
	Texas Instruments Inc.	116,580	16,572
*	Micron Technology Inc.	281,491	12,811
	L3Harris Technologies Inc.	54,469	9,845
	Activision Blizzard Inc.	116,978	9,770
	Analog Devices Inc.	81,841	9,566
*	Electronic Arts Inc.	62,101	8,661
	Cognizant Technology Solutions Corp. Class A	126,920	8,486
*	Twitter Inc.	194,638	7,898
	HP Inc.	362,359	7,084
	Marvell Technology Group Ltd.	166,683	6,464
	Corning Inc.	189,611	6,155
	Skyworks Solutions Inc.	42,169	6,108
	Motorola Solutions Inc.	38,621	5,977
*	Autodesk Inc.	18,506	4,547
*	salesforce.com Inc.	16,026	4,369
*	Qorvo Inc.	29,140	3,738
	IHS Markit Ltd.	45,605	3,645
	Oracle Corp.	59,953	3,430
	Citrix Systems Inc.	22,725	3,300
	Amphenol Corp. Class A	29,627	3,253
	Hewlett Packard Enterprise Co.	327,338	3,165
	Maxim Integrated Products Inc.	44,851	3,070
	Western Digital Corp.	75,882	2,915
	SS&C Technologies Holdings Inc.	45,059	2,871
	Leidos Holdings Inc.	30,721	2,780
*	Dell Technologies Inc.	36,453	2,409
*	VeriSign Inc.	10,500	2,255
*	Ciena Corp.	38,770	2,201
*	ON Semiconductor Corp.	102,205	2,184
*	Nuance Communications Inc.	71,116	2,131
	Juniper Networks Inc.	83,481	2,087
	Amdocs Ltd.	33,721	2,065
*	F5 Networks Inc.	15,468	2,047
*	Guidewire Software Inc.	17,026	1,912
*	Advanced Micro Devices Inc.	20,547	1,866

29

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Broadcom Inc.	5,176	1,797
*	Cree Inc.	27,300	1,723
	Microchip Technology Inc.	14,815	1,625
*	Arrow Electronics Inc.	19,789	1,555
*	Twilio Inc. Class A	5,693	1,536
*	Grubhub Inc.	20,864	1,509
*	Lumentum Holdings Inc.	16,768	1,442
*	IPG Photonics Corp.	8,439	1,365
	SYNNEX Corp.	10,570	1,344
	DXC Technology Co.	64,585	1,290
	CDK Global Inc.	26,688	1,244
*	CACI International Inc. Class A	5,299	1,241
	NetApp Inc.	25,455	1,206
	National Instruments Corp.	32,881	1,180
	Science Applications International Corp.	12,683	1,058
	Jabil Inc.	29,715	1,015
*	Crowdstrike Holdings Inc. Class A	7,930	997
	Dolby Laboratories Inc. Class A	13,870	969
	LogMeIn Inc.	11,123	957
*	Cirrus Logic Inc.	14,670	889
*	Akamai Technologies Inc.	7,048	821
	Avnet Inc.	24,451	673
*	Ceridian HCM Holding Inc.	8,210	653
*	NCR Corp.	31,910	652
*	Pinterest Inc. Class A	17,152	631
*	FireEye Inc.	42,577	625
*	Synopsys Inc.	2,706	599
*	Arista Networks Inc.	2,620	585
*	ViaSat Inc.	14,374	571
	Sabre Corp.	69,116	483
*	CommScope Holding Co. Inc.	45,192	465
	MKS Instruments Inc.	3,312	396
*	Pure Storage Inc. Class A	25,883	395
*	Take-Two Interactive Software Inc.	2,172	372
*	Zynga Inc. Class A	40,751	369
*	EchoStar Corp. Class A	11,994	352
*	SolarWinds Corp.	12,213	257
*	Mercury Systems Inc.	2,545	193
*	RealPage Inc.	2,773	174
*	Manhattan Associates Inc.	1,716	167
*	Teradata Corp.	6,391	156
*	Aspen Technology Inc.	1,163	148
	Entegris Inc.	2,104	141
	Pegasystems Inc.	1,008	129
*	Coherent Inc.	1,029	116
	Ubiquiti Inc.	400	73
*	ZoomInfo Technologies Inc. Class A	103	4
			396,689
Utilities (9.3%)
	Verizon Communications Inc.	1,048,186	62,126
	AT&T Inc.	1,804,559	53,794
	NextEra Energy Inc.	123,786	34,557
	Dominion Energy Inc.	212,073	16,635
*	T-Mobile US Inc.	139,151	16,236
	Duke Energy Corp.	185,751	14,923
	Southern Co.	267,114	13,938
	American Electric Power Co. Inc.	125,510	9,894
	Xcel Energy Inc.	132,720	9,221
	Sempra Energy	74,108	9,163
	Exelon Corp.	246,307	9,091
	WEC Energy Group Inc.	79,726	7,501
	Eversource Energy	85,144	7,298
	Public Service Enterprise Group Inc.	127,681	6,670
	American Water Works Co. Inc.	45,808	6,475

30

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Consolidated Edison Inc.	84,741	6,045
	DTE Energy Co.	48,572	5,764
	PPL Corp.	194,910	5,385
	Entergy Corp.	50,830	5,039
	Ameren Corp.	62,182	4,919
	Edison International	90,187	4,733
	CMS Energy Corp.	72,175	4,366
	FirstEnergy Corp.	137,396	3,928
	Alliant Energy Corp.	63,066	3,415
	Atmos Energy Corp.	30,610	3,056
	Evergy Inc.	57,197	3,044
	CenturyLink Inc.	276,655	2,974
	AES Corp.	167,238	2,969
	CenterPoint Energy Inc.	127,788	2,565
	Essential Utilities Inc.	56,634	2,407
	Vistra Corp.	122,881	2,363
*	PG&E Corp.	240,098	2,223
	NiSource Inc.	97,097	2,152
	Pinnacle West Capital Corp.	28,556	2,095
*	GCI Liberty Inc. Class A	25,072	2,025
	UGI Corp.	52,481	1,812
	OGE Energy Corp.	50,652	1,614
	NRG Energy Inc.	40,089	1,379
	IDACORP Inc.	12,572	1,130
	National Fuel Gas Co.	20,926	955
	Hawaiian Electric Industries Inc.	26,690	924
	Avangrid Inc.	14,129	679
	Telephone and Data Systems Inc.	25,031	579
*	United States Cellular Corp.	4,224	154
			358,215
Total Common Stocks (Cost $3,635,834)			3,846,939

Coupon
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market Liquidity Fund	0.147%	17,768	1,777

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
3	United States Cash Management Bill	0.116%	9/29/20	450	450
Total Temporary Cash Investments (Cost $2,226)					2,227
Total Investments (99.9%) (Cost $3,638,060)					3,849,166
Other Assets and Liabilities—Net (0.1%)					3,662
Net Assets (100%)					3,852,828

Cost is in $000.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,574,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $1,777,000 was received for securities on loan.
3	Securities with a value of $22,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

Common Stocks (99.9%)
Consumer Discretionary (20.4%)
*	Amazon.com Inc.	207,375	715,643
*	Tesla Inc.	361,604	180,194
*	Netflix Inc.	207,989	110,143
	Home Depot Inc.	262,632	74,861
	NIKE Inc. Class B	592,407	66,284
	Costco Wholesale Corp.	190,529	66,239
	Lowe's Cos. Inc.	369,566	60,864
*	Charter Communications Inc. Class A	66,038	40,654
*	Booking Holdings Inc.	19,983	38,177
	Starbucks Corp.	329,812	27,859
	TJX Cos. Inc.	474,600	26,003
	Dollar General Corp.	122,981	24,827
	Estee Lauder Cos. Inc. Class A	96,815	21,466
*	Lululemon Athletica Inc.	55,487	20,845
*	Spotify Technology SA	63,947	18,043
*	Chipotle Mexican Grill Inc. Class A	13,601	17,821
*	Uber Technologies Inc.	513,135	17,257
*	O'Reilly Automotive Inc.	35,733	16,638
	eBay Inc.	298,274	16,339
	Ross Stores Inc.	138,063	12,575
	McDonald's Corp.	52,115	11,128
*	Trade Desk Inc. Class A	19,784	9,522
*	Wayfair Inc.	29,264	8,679
*	Roku Inc.	49,635	8,611
	Tractor Supply Co.	56,363	8,389
*	AutoZone Inc.	6,775	8,105
	Domino's Pizza Inc.	18,997	7,769
*	Etsy Inc.	57,528	6,886
	Pool Corp.	18,933	6,207
*	Carvana Co. Class A	26,699	5,766
*	Ulta Beauty Inc.	24,491	5,686
*	Burlington Stores Inc.	28,361	5,585
*	Dollar Tree Inc.	54,821	5,278
	Cable One Inc.	2,473	4,551
*	Chegg Inc.	59,235	4,368
*	Altice USA Inc. Class A	158,148	4,362
*	Live Nation Entertainment Inc.	69,418	3,943
	Las Vegas Sands Corp.	69,491	3,524
	Rollins Inc.	63,557	3,505
*	Floor & Decor Holdings Inc. Class A	42,316	3,099
*	Five Below Inc.	26,541	2,905
	Dunkin' Brands Group Inc.	34,305	2,610
*	Bright Horizons Family Solutions Inc.	19,458	2,588
	Best Buy Co. Inc.	20,133	2,233
*	Ollie's Bargain Outlet Holdings Inc.	22,955	2,193
	Sirius XM Holdings Inc.	344,383	2,022
	Wendy's Co.	87,098	1,824
*	Tempur Sealy International Inc.	16,975	1,452
	Nexstar Media Group Inc. Class A	14,168	1,360
*	Planet Fitness Inc. Class A	22,100	1,343
	Yum! Brands Inc.	11,196	1,073
*	Mattel Inc.	99,058	1,064
	Wynn Resorts Ltd.	11,707	1,024
	World Wrestling Entertainment Inc. Class A	22,307	983
	H&R Block Inc.	65,915	956
*	Peloton Interactive Inc. Class A	11,544	885
*	IAA Inc.	15,464	809
	Expedia Group Inc.	7,310	717
*	NVR Inc.	171	713
	Yum China Holdings Inc.	12,029	694
*	CarMax Inc.	5,947	636

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)
	VF Corp.	9,140	601
	Williams-Sonoma Inc.	6,188	543
*	2U Inc.	10,685	442
*	Liberty Media Corp-Liberty SiriusXM Class C	10,385	374
	Vail Resorts Inc.	1,548	337
*	frontdoor Inc.	7,017	306
	Polaris Inc.	2,891	292
	Reynolds Consumer Products Inc.	6,327	210
*	Liberty Media Corp-Liberty SiriusXM Class A	4,042	147
	Warner Music Group Corp. Class A	856	25
			1,731,056
Consumer Staples (3.6%)
	Procter & Gamble Co.	532,587	73,673
	PepsiCo Inc.	498,113	69,766
	Coca-Cola Co.	1,109,633	54,960
	Altria Group Inc.	396,397	17,338
*	Monster Beverage Corp.	180,219	15,113
	Church & Dwight Co. Inc.	120,128	11,512
	Sysco Corp.	168,790	10,151
	Clorox Co.	43,727	9,773
	McKesson Corp.	59,011	9,055
	Hershey Co.	55,974	8,320
	McCormick & Co. Inc.	33,827	6,975
	Brown-Forman Corp. Class B	72,464	5,302
*	Boston Beer Co. Inc. Class A	4,242	3,741
	Kellogg Co.	41,473	2,941
*	Beyond Meat Inc.	19,964	2,712
	Campbell Soup Co.	42,756	2,249
	Brown-Forman Corp. Class A	21,832	1,451
*	Sprouts Farmers Market Inc.	48,259	1,127
	Energizer Holdings Inc.	23,888	1,106
	Lamb Weston Holdings Inc.	16,254	1,022
*	Grocery Outlet Holding Corp.	18,023	741
*,^	Herbalife Nutrition Ltd.	6,602	325
*	Pilgrim's Pride Corp.	8,561	137
			309,490
Energy (0.2%)
*	Cheniere Energy Inc.	112,877	5,875
*	SolarEdge Technologies Inc.	23,896	5,285
*	Enphase Energy Inc.	51,704	3,993
	Equitrans Midstream Corp.	18,636	192
			15,345
Financial Services (9.8%)
	Visa Inc. Class A	825,702	175,041
	Mastercard Inc. Class A	431,429	154,534
*	PayPal Holdings Inc.	574,331	117,244
	American Tower Corp.	215,698	53,741
	Equinix Inc.	42,964	33,932
	Crown Castle International Corp.	189,532	30,941
*	Square Inc.	176,561	28,172
	S&P Global Inc.	69,476	25,457
	Moody's Corp.	79,378	23,388
	Aon plc Class A	112,059	22,411
	Marsh & McLennan Cos. Inc.	192,125	22,077
	MSCI Inc. Class A	40,424	15,089
	Public Storage	48,148	10,227
*	FleetCor Technologies Inc.	40,278	10,128
	Intercontinental Exchange Inc.	92,907	9,869
	MarketAxess Holdings Inc.	17,991	8,743
*	Fiserv Inc.	80,546	8,021
	Simon Property Group Inc.	117,128	7,947
	Progressive Corp.	82,246	7,817
	Broadridge Financial Solutions Inc.	55,793	7,666

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	TransUnion	84,402	7,319
	FactSet Research Systems Inc.	18,107	6,345
*	Fair Isaac Corp.	13,682	5,757
	Jack Henry & Associates Inc.	29,178	4,827
	Extra Space Storage Inc.	43,393	4,624
	T. Rowe Price Group Inc.	27,960	3,892
	Iron Mountain Inc.	81,404	2,449
	Equity LifeStyle Properties Inc.	34,611	2,294
	SBA Communications Corp. Class A	7,319	2,240
	Tradeweb Markets Inc. Class A	34,097	1,953
	Ares Management Corp. Class A	47,687	1,929
	Apollo Global Management LLC	41,092	1,926
	CoreSite Realty Corp.	13,161	1,612
	Primerica Inc.	12,085	1,509
	Erie Indemnity Co. Class A	6,969	1,487
	RenaissanceRe Holdings Ltd.	8,008	1,471
	Morningstar Inc.	8,941	1,432
*	LendingTree Inc.	3,677	1,136
	Cboe Global Markets Inc.	11,615	1,066
	Western Union Co.	39,215	925
*	Bill.com Holdings Inc.	7,827	775
	Virtu Financial Inc. Class A	27,108	700
*	Zillow Group Inc. Class C	7,043	604
	Lincoln National Corp.	11,529	416
	Alleghany Corp.	701	389
	Americold Realty Trust	9,582	367
	SLM Corp.	42,459	324
	Brown & Brown Inc.	6,326	294
*	WEX Inc.	1,798	287
^	Brookfield Property REIT Inc. Class A	24,733	285
*	Zillow Group Inc. Class A	3,275	279
	LPL Financial Holdings Inc.	3,003	247
	Axis Capital Holdings Ltd.	3,885	186
	Carlyle Group Inc.	5,355	138
*	Credit Acceptance Corp.	339	131
			834,060
Health Care (13.2%)
	UnitedHealth Group Inc.	384,064	120,039
	Merck & Co. Inc.	1,079,819	92,076
	AbbVie Inc.	809,951	77,569
	Amgen Inc.	287,901	72,931
	Eli Lilly and Co.	411,923	61,125
	Thermo Fisher Scientific Inc.	113,367	48,632
*	Intuitive Surgical Inc.	56,588	41,357
	Abbott Laboratories	324,524	35,526
*	Vertex Pharmaceuticals Inc.	126,971	35,440
	Zoetis Inc.	210,345	33,676
*	Regeneron Pharmaceuticals Inc.	47,287	29,315
	Johnson & Johnson	172,789	26,508
*	Edwards Lifesciences Corp.	301,397	25,872
*	Illumina Inc.	71,749	25,630
	Bristol-Myers Squibb Co.	401,935	25,000
*	DexCom Inc.	44,924	19,111
*	Veeva Systems Inc. Class A	65,241	18,416
*	IDEXX Laboratories Inc.	41,057	16,056
	ResMed Inc.	69,971	12,649
*	Align Technology Inc.	38,138	11,326
	Stryker Corp.	55,211	10,941
	Cerner Corp.	148,624	10,905
	Humana Inc.	24,635	10,228
	West Pharmaceutical Services Inc.	35,763	10,155
*	Seattle Genetics Inc.	59,473	9,417
	HCA Healthcare Inc.	67,785	9,200
	Baxter International Inc.	104,430	9,093

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Anthem Inc.	31,758	8,940
*	Incyte Corp.	89,050	8,580
*	Moderna Inc.	131,025	8,502
	Cigna Corp.	47,852	8,487
*	Alnylam Pharmaceuticals Inc.	55,810	7,403
	Cardinal Health Inc.	142,743	7,246
*	Teladoc Health Inc.	32,555	7,022
*	Biogen Inc.	24,042	6,915
*	Insulet Corp.	30,754	6,712
*	ABIOMED Inc.	21,601	6,645
*	Horizon Therapeutics plc	88,202	6,626
*	BioMarin Pharmaceutical Inc.	79,784	6,226
*	IQVIA Holdings Inc.	35,184	5,761
	Teleflex Inc.	14,252	5,600
*	Sarepta Therapeutics Inc.	36,319	5,318
*	Masimo Corp.	23,519	5,268
*	Neurocrine Biosciences Inc.	44,877	5,225
*	Hologic Inc.	87,357	5,217
*	Centene Corp.	82,751	5,074
*	Avantor Inc.	218,069	4,922
*	Exact Sciences Corp.	63,090	4,750
*	Charles River Laboratories International Inc.	21,072	4,614
*	Immunomedics Inc.	100,788	4,491
	Bio-Techne Corp.	17,441	4,455
*	Novocure Ltd.	48,636	4,025
*	Repligen Corp.	25,554	3,959
	Chemed Corp.	7,541	3,899
*	Amedisys Inc.	15,464	3,741
*	Livongo Health Inc.	26,408	3,626
*	Molina Healthcare Inc.	19,191	3,550
*	Guardant Health Inc.	36,384	3,475
	AmerisourceBergen Corp. Class A	34,249	3,323
*	Penumbra Inc.	15,669	3,277
*	Quidel Corp.	18,153	3,194
*	10X Genomics Inc. Class A	26,443	3,031
*	Tandem Diabetes Care Inc.	25,553	2,880
*	PRA Health Sciences Inc.	26,371	2,819
*	Acceleron Pharma Inc.	22,892	2,231
*	Iovance Biotherapeutics Inc.	65,678	2,189
*	ACADIA Pharmaceuticals Inc.	53,115	2,103
*	Haemonetics Corp.	22,552	2,022
*	Alexion Pharmaceuticals Inc.	16,133	1,843
*	Global Blood Therapeutics Inc.	28,407	1,783
*	Ionis Pharmaceuticals Inc.	31,130	1,697
*	Adaptive Biotechnologies Corp.	34,534	1,437
	Encompass Health Corp.	21,540	1,405
	Agilent Technologies Inc.	12,983	1,304
	PerkinElmer Inc.	10,538	1,240
*	Change Healthcare Inc.	86,341	1,222
*	Exelixis Inc.	53,545	1,190
*	Reata Pharmaceuticals Inc. Class A	10,313	1,082
*	Varian Medical Systems Inc.	5,516	958
	Cooper Cos. Inc.	2,919	918
	Bruker Corp.	21,256	893
*	PPD Inc.	25,370	871
*	Bluebird Bio Inc.	14,029	832
*	DaVita Inc.	6,727	584
*	ICU Medical Inc.	2,629	526
*	Laboratory Corp. of America Holdings	2,563	450
	STERIS plc	2,230	356
	Hill-Rom Holdings Inc.	3,760	353
*	Syneos Health Inc.	3,242	205
*	Agios Pharmaceuticals Inc.	2,737	112

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

*	Sage Therapeutics Inc.	1,791	94
			1,122,891
Materials & Processing (1.0%)
	Sherwin-Williams Co.	40,297	27,041
	Ball Corp.	145,899	11,726
	Fastenal Co.	226,870	11,085
	Ecolab Inc.	24,182	4,766
	Carrier Global Corp.	152,561	4,554
	RPM International Inc.	52,265	4,431
*	Trex Co. Inc.	28,288	4,229
	Air Products & Chemicals Inc.	13,752	4,019
	Royal Gold Inc.	23,002	3,136
	Scotts Miracle-Gro Co.	18,598	3,134
	Avery Dennison Corp.	16,811	1,940
	FMC Corp.	12,366	1,321
	Amcor plc	116,501	1,288
*	Berry Global Group Inc.	22,121	1,140
	NewMarket Corp.	2,771	1,032
	Armstrong World Industries Inc.	8,561	631
*	Crown Holdings Inc.	6,667	512
	Graphic Packaging Holding Co.	28,759	402
	W R Grace & Co.	9,717	396
			86,783
Producer Durables (5.4%)
	Accenture plc Class A	311,682	74,782
	Lockheed Martin Corp.	121,002	47,222
	United Parcel Service Inc. Class B	227,580	37,237
	Union Pacific Corp.	169,311	32,582
	3M Co.	181,359	29,565
	Automatic Data Processing Inc.	180,718	25,136
	Northrop Grumman Corp.	70,194	24,049
*	CoStar Group Inc.	18,773	15,931
	Verisk Analytics Inc. Class A	77,842	14,531
	Illinois Tool Works Inc.	68,101	13,453
	Cintas Corp.	38,194	12,728
*	Mettler-Toledo International Inc.	10,824	10,508
*	Copart Inc.	99,299	10,260
	Paychex Inc.	123,927	9,477
	Old Dominion Freight Line Inc.	41,032	8,296
	Equifax Inc.	43,781	7,367
*	Zebra Technologies Corp.	23,413	6,709
	Rockwell Automation Inc.	27,484	6,336
	Booz Allen Hamilton Holding Corp. Class A	67,214	5,919
	WW Grainger Inc.	15,958	5,832
*	Generac Holdings Inc.	27,227	5,173
	Expeditors International of Washington Inc.	49,759	4,398
	Nordson Corp.	22,940	4,278
	Toro Co.	47,189	3,552
*	Keysight Technologies Inc.	30,798	3,034
	Waste Management Inc.	26,452	3,016
	Roper Technologies Inc.	7,049	3,011
	Allegion plc	29,094	3,008
	TransDigm Group Inc.	5,677	2,837
	HEICO Corp. Class A	30,278	2,706
*	Axon Enterprise Inc.	30,071	2,576
*	Paylocity Holding Corp.	17,000	2,503
	Graco Inc.	40,086	2,326
	Landstar System Inc.	15,076	2,006
	HEICO Corp.	17,781	1,954
	BWX Technologies Inc.	29,603	1,646
	JB Hunt Transport Services Inc.	10,989	1,544
	Genpact Ltd.	35,411	1,494
	Allison Transmission Holdings Inc.	35,387	1,269
	Lincoln Electric Holdings Inc.	11,809	1,142

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	CH Robinson Worldwide Inc.	10,085	991
*	Pluralsight Inc. Class A	45,534	872
	Quanta Services Inc.	13,765	705
	MSA Safety Inc.	3,923	494
*	Waters Corp.	2,268	490
*,^	Virgin Galactic Holdings Inc.	25,205	451
	Donaldson Co. Inc.	6,365	321
	Huntington Ingalls Industries Inc.	1,833	278
*	XPO Logistics Inc.	2,154	190
	CoreLogic Inc.	2,089	139
			456,324
Technology (46.3%)
	Apple Inc.	8,001,002	1,032,449
	Microsoft Corp.	3,662,330	825,965
*	Facebook Inc. Class A	1,174,370	344,325
*	Alphabet Inc. Class A	113,916	185,630
*	Alphabet Inc. Class C	112,461	183,781
	NVIDIA Corp.	288,700	154,449
*	Adobe Inc.	235,264	120,782
*	salesforce.com Inc.	392,643	107,054
	QUALCOMM Inc.	550,379	65,550
	Broadcom Inc.	180,968	62,823
	Oracle Corp.	849,426	48,604
*	Advanced Micro Devices Inc.	530,263	48,158
*	ServiceNow Inc.	92,929	44,794
	Intuit Inc.	123,168	42,541
	Texas Instruments Inc.	223,617	31,787
	Applied Materials Inc.	447,983	27,596
*	Zoom Video Communications Inc. Class A	81,663	26,549
	Lam Research Corp.	70,877	23,839
*	Workday Inc. Class A	83,844	20,098
*	DocuSign Inc. Class A	86,137	19,209
*	Autodesk Inc.	71,407	17,545
*	Splunk Inc.	77,691	17,040
	KLA Corp.	75,874	15,565
*	Synopsys Inc.	67,865	15,019
*	Cadence Design Systems Inc.	134,652	14,934
*	Twilio Inc. Class A	54,266	14,639
*	ANSYS Inc.	41,848	14,187
	Xilinx Inc.	119,282	12,424
	Activision Blizzard Inc.	147,518	12,321
*	Palo Alto Networks Inc.	47,759	12,294
*	Okta Inc.	56,161	12,095
*	Match Group Inc.	107,067	11,957
*	Atlassian Corp. plc Class A	61,045	11,706
*	RingCentral Inc. Class A	37,316	10,850
*	Coupa Software Inc.	32,388	10,615
	Microchip Technology Inc.	86,117	9,447
	Amphenol Corp. Class A	83,487	9,167
*	Take-Two Interactive Software Inc.	50,709	8,681
*	Fortinet Inc.	64,867	8,563
*	EPAM Systems Inc.	25,922	8,479
	IHS Markit Ltd.	105,462	8,429
	CDW Corp.	69,387	7,886
*	Akamai Technologies Inc.	64,279	7,484
*	Paycom Software Inc.	24,002	7,188
	Teradyne Inc.	80,663	6,854
*	GoDaddy Inc. Class A	80,732	6,756
*	Tyler Technologies Inc.	19,141	6,610
	NortonLifeLock Inc.	272,438	6,408
*	VeriSign Inc.	29,604	6,359
*	Datadog Inc. Class A	74,449	6,220
*	HubSpot Inc.	20,219	6,059
*	Slack Technologies Inc. Class A	183,208	6,017

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

*	Pinterest Inc. Class A	162,927	5,994
*	Black Knight Inc.	70,533	5,932
	Monolithic Power Systems Inc.	21,238	5,673
*	VMware Inc. Class A	38,553	5,569
	Cognex Corp.	80,446	5,566
*	Gartner Inc.	42,265	5,487
*	Zendesk Inc.	55,260	5,326
*	Arista Networks Inc.	23,560	5,264
*	Avalara Inc.	39,503	5,231
*	Crowdstrike Holdings Inc. Class A	40,947	5,148
*	Zscaler Inc.	34,348	4,923
*	IAC/InterActiveCorp	36,611	4,869
*	MongoDB Inc.	20,438	4,778
*	PTC Inc.	50,989	4,661
*	StoneCo Ltd. Class A	87,087	4,441
	Entegris Inc.	61,189	4,093
*	Aspen Technology Inc.	30,831	3,916
*	Anaplan Inc.	63,769	3,906
*	Five9 Inc.	29,995	3,823
*	Dynatrace Inc.	84,697	3,746
	Universal Display Corp.	21,029	3,691
*	Fastly Inc. Class A	35,689	3,313
*	Zynga Inc. Class A	354,675	3,213
*	Globant SA	17,579	3,122
*	Alteryx Inc. Class A	25,807	3,118
*	Proofpoint Inc.	27,499	3,016
*	Ceridian HCM Holding Inc.	37,756	3,002
	Maxim Integrated Products Inc.	42,825	2,931
*	Smartsheet Inc. Class A	53,649	2,925
*	Elastic NV	26,557	2,884
	NetApp Inc.	58,914	2,792
*	Electronic Arts Inc.	19,249	2,685
*	Manhattan Associates Inc.	27,387	2,663
*	Inphi Corp.	23,241	2,649
	Analog Devices Inc.	21,647	2,530
*	Dropbox Inc. Class A	119,161	2,523
*	Nutanix Inc.	86,498	2,483
*	Everbridge Inc.	16,643	2,473
	MKS Instruments Inc.	19,971	2,387
	Citrix Systems Inc.	16,275	2,363
*	RealPage Inc.	37,506	2,349
	Pegasystems Inc.	17,261	2,218
*	Cloudflare Inc. Class A	52,968	2,027
*	Vertiv Holdings Co. Class A	106,772	1,733
*	Mercury Systems Inc.	21,595	1,636
*	New Relic Inc.	24,438	1,501
	SS&C Technologies Holdings Inc.	22,726	1,448
*	Medallia Inc.	39,745	1,438
	Motorola Solutions Inc.	8,559	1,324
	Cognizant Technology Solutions Corp. Class A	18,545	1,240
*	Coherent Inc.	9,661	1,088
*	PagerDuty Inc.	33,262	1,087
*	Pure Storage Inc. Class A	67,125	1,024
*	Teradata Corp.	40,821	994
*	Guidewire Software Inc.	7,674	862
	Switch Inc.	42,937	738
	Ubiquiti Inc.	3,379	614
	Leidos Holdings Inc.	6,374	577
	Jabil Inc.	13,621	465
*	CACI International Inc. Class A	1,968	461
*	FireEye Inc.	23,915	351
	CDK Global Inc.	7,491	349
*	Lumentum Holdings Inc.	3,856	332
*	Grubhub Inc.	4,251	308

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2020

Market
Value
Shares	($000)

	Science Applications International Corp.	3,618	302
*	Dell Technologies Inc.	4,526	299
	Dolby Laboratories Inc. Class A	3,612	252
*	IPG Photonics Corp.	1,070	173
	LogMeIn Inc.	2,010	173
*	CommScope Holding Co. Inc.	4,998	51
*	ZoomInfo Technologies Inc. Class A	358	14
			3,928,318
Utilities (0.0%)
	NRG Energy Inc.	41,078	1,413

Total Common Stocks (Cost $4,876,602)			8,485,680

Coupon
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market Liquidity Fund	0.147%	15,804	1,580

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
[3]	United States Cash Management Bill	0.210%	9/15/20	121	121
[3]	United States Cash Management Bill	0.135%	10/20/20	250	250
					371
Total Temporary Cash Investments (Cost $1,951)					1,951
Total Investments (99.9%) (Cost $4,878,553)					8,487,631
Other Assets and Liabilities—Net (0.1%)					5,128
Net Assets (100%)					8,492,759

Cost is in $000.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $709,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $752,000 was received for securities on loan.
3	Securities with a value of $371,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

39

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18480 102020

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
Common Stocks (99.7%)
Consumer Discretionary (14.7%)
*	Penn National Gaming Inc.	169,574	8,665
	Churchill Downs Inc.	48,149	8,415
*	Caesars Entertainment Inc.	172,101	7,882
*	BJ's Wholesale Club Holdings Inc.	173,474	7,704
*	Deckers Outdoor Corp.	35,435	7,224
*	Rh	21,176	7,000
*	SiteOne Landscape Supply Inc.	55,652	6,959
	Lithia Motors Inc. Class A	27,944	6,957
	Wingstop Inc.	37,534	6,133
	Texas Roadhouse Inc. Class A	83,173	5,239
*	Stamps.com Inc.	20,931	5,219
*	Fox Factory Holding Corp.	48,790	4,919
	Marriott Vacations Worldwide Corp.	51,326	4,859
*	YETI Holdings Inc.	93,909	4,825
	Aaron's Inc.	85,400	4,773
*	Murphy USA Inc.	34,927	4,710
*	Meritage Homes Corp.	47,084	4,521
*	Overstock.com Inc.	50,610	4,428
	Cracker Barrel Old Country Store Inc.	30,366	4,060
	Papa John's International Inc.	40,976	4,028
	KB Home	111,699	3,994
*	National Vision Holdings Inc.	101,869	3,827
*	Taylor Morrison Home Corp. Class A	160,021	3,765
	WillScot Mobile Mini Holdings Corp. Class A	203,069	3,635
	LCI Industries	31,197	3,545
	TEGNA Inc.	278,152	3,482
*	Crocs Inc.	84,527	3,373
*	LGI Homes Inc.	28,261	3,161
*	Shake Shack Inc. Class A	44,479	3,036
*	Dorman Products Inc.	33,764	2,859
	Strategic Education Inc.	27,812	2,853
	KAR Auction Services Inc.	163,806	2,840
	Goodyear Tire & Rubber Co.	293,282	2,814
	MDC Holdings Inc.	64,414	2,794
*	TRI Pointe Group Inc.	164,264	2,773
^	Macy's Inc.	395,906	2,759
	Boyd Gaming Corp.	102,995	2,758
*	Visteon Corp.	35,155	2,652
*	Asbury Automotive Group Inc.	24,445	2,586
	Dana Inc.	183,371	2,558
	Wolverine World Wide Inc.	101,236	2,529
	Brinker International Inc.	55,467	2,498
*	Cardlytics Inc.	32,789	2,487
	Callaway Golf Co.	118,428	2,470
	American Eagle Outfitters Inc.	191,263	2,412
*	Hilton Grand Vacations Inc.	108,033	2,367
	Jack in the Box Inc.	28,727	2,367
	Big Lots Inc.	49,771	2,347
*	Avis Budget Group Inc.	66,852	2,280
	Steven Madden Ltd.	104,478	2,211
	Cooper Tire & Rubber Co.	63,923	2,210
*	Adtalem Global Education Inc.	65,940	2,189
	Winnebago Industries Inc.	39,509	2,133
*	Cavco Industries Inc.	10,986	2,097
*	Urban Outfitters Inc.	87,544	2,061
*	Meritor Inc.	87,949	2,002
	Cinemark Holdings Inc.	135,532	1,986
*	Skyline Champion Corp.	69,198	1,975
^	Bed Bath & Beyond Inc.	160,897	1,960
*	Adient plc	111,498	1,933
	Monro Inc.	41,825	1,928

1

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Fitbit Inc. Class A	302,155	1,922
	Group 1 Automotive Inc.	22,110	1,911
*	Vivint Solar Inc.	61,840	1,910
	PriceSmart Inc.	28,848	1,897
	Core-Mark Holding Co. Inc.	56,724	1,896
	Rent-A-Center Inc.	61,481	1,887
*	K12 Inc.	50,549	1,881
*	American Woodmark Corp.	21,488	1,880
*	Gentherm Inc.	41,448	1,875
	La-Z-Boy Inc.	56,588	1,839
*	Central Garden & Pet Co. Class A	49,295	1,832
*	Gray Television Inc.	113,355	1,759
*,^	Stitch Fix Inc. Class A	71,328	1,723
*	Laureate Education Inc. Class A	136,192	1,705
	ODP Corp.	71,694	1,676
*	Sleep Number Corp.	34,370	1,650
*	Sally Beauty Holdings Inc.	143,118	1,597
	Bloomin' Brands Inc.	111,034	1,592
	Cheesecake Factory Inc.	53,741	1,587
	Acushnet Holdings Corp.	43,491	1,535
	Sturm Ruger & Co. Inc.	21,404	1,517
*	M/I Homes Inc.	35,363	1,505
*	Scientific Games Corp.	72,497	1,500
	Kontoor Brands Inc.	65,322	1,444
*	Vista Outdoor Inc.	73,976	1,436
*	Sonos Inc.	100,791	1,418
	Red Rock Resorts Inc. Class A	82,663	1,411
*	WW International Inc.	59,915	1,407
	International Game Technology plc	125,199	1,393
*	Liberty Latin America Ltd. Class C	142,961	1,364
	Sinclair Broadcast Group Inc. Class A	65,447	1,362
*	Malibu Boats Inc. Class A	26,113	1,354
*	Century Communities Inc.	37,075	1,323
*	SeaWorld Entertainment Inc.	64,389	1,314
	Sonic Automotive Inc. Class A	30,299	1,280
*	RealReal Inc.	79,087	1,270
*	Smith & Wesson Brands Inc.	69,080	1,261
*	Perdoceo Education Corp.	87,721	1,261
	Standard Motor Products Inc.	26,746	1,215
	Camping World Holdings Inc. Class A	41,612	1,209
*	AMC Networks Inc. Class A	49,197	1,195
	Dine Brands Global Inc.	19,548	1,164
*	At Home Group Inc.	60,235	1,151
	Signet Jewelers Ltd.	65,549	1,132
*	American Axle & Manufacturing Holdings Inc.	142,638	1,110
*	Michaels Cos. Inc.	93,545	1,052
	Oxford Industries Inc.	20,638	1,022
	Tupperware Brands Corp.	62,178	1,013
*	Boot Barn Holdings Inc.	35,861	1,012
	Abercrombie & Fitch Co.	77,369	1,007
	Inter Parfums Inc.	22,508	1,005
^	Dave & Buster's Entertainment Inc.	58,400	971
*	IMAX Corp.	62,149	955
*	Quotient Technology Inc.	107,937	940
*	1-800-Flowers.com Inc. Class A	31,244	935
*	Liberty Media Corp-Liberty Braves Class C	46,125	896
*	Rosetta Stone Inc.	29,405	893
*	Lumber Liquidators Holdings Inc.	35,871	861
*	Sportsman's Warehouse Holdings Inc.	53,740	843
	Matthews International Corp. Class A	38,322	839
	Scholastic Corp.	37,026	833
	EW Scripps Co. Class A	70,416	783
*	QuinStreet Inc.	59,448	782
*	Denny's Corp.	68,095	780

2

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	America's Car-Mart Inc.	7,679	772
*	MarineMax Inc.	25,912	762
*	GoPro Inc. Class A	162,448	746
*	Cars.com Inc.	84,821	736
	BJ's Restaurants Inc.	23,321	735
*	Monarch Casino & Resort Inc.	15,836	729
	Meredith Corp.	49,843	698
*	Universal Electronics Inc.	16,944	696
*	iHeartMedia Inc. Class A	75,337	695
*	Hibbett Sports Inc.	20,715	691
*	Zumiez Inc.	26,734	687
	Buckle Inc.	36,386	682
*	Stoneridge Inc.	32,683	660
*	elf Beauty Inc.	33,103	647
	Guess? Inc.	54,870	631
*	Accel Entertainment Inc.	53,116	630
*	G-III Apparel Group Ltd.	55,300	612
	Franchise Group Inc.	24,152	593
*	SP Plus Corp.	28,906	593
	National Presto Industries Inc.	6,407	576
*	American Public Education Inc.	18,161	571
	Winmark Corp.	3,690	570
*	Liberty Latin America Ltd. Class A	58,041	569
	Johnson Outdoors Inc. Class A	6,561	562
	Interface Inc. Class A	73,239	554
	Twin River Worldwide Holdings Inc.	23,124	553
	Designer Brands Inc. Class A	77,484	546
	Viad Corp.	25,350	543
*	Central Garden & Pet Co.	13,006	529
*	XPEL Inc.	21,030	524
*	Tenneco Inc. Class A	64,161	522
	Collectors Universe Inc.	11,531	513
*	MasterCraft Boat Holdings Inc.	23,285	487
*	MSG Networks Inc.	49,958	487
*,^	GameStop Corp. Class A	71,860	480
*	Central European Media Enterprises Ltd. Class A	111,497	462
	Carriage Services Inc. Class A	20,746	459
*	Chuy's Holdings Inc.	20,531	457
	Haverty Furniture Cos. Inc.	21,143	447
*	Nautilus Inc.	37,332	442
	Marcus Corp.	28,038	439
*	Beazer Homes USA Inc.	35,873	439
*	Green Brick Partners Inc.	29,869	425
	Ethan Allen Interiors Inc.	29,181	416
*	Motorcar Parts of America Inc.	23,334	406
*	El Pollo Loco Holdings Inc.	22,473	402
	OneSpaWorld Holdings Ltd.	56,677	393
*	Daily Journal Corp.	1,423	392
*	Cooper-Standard Holdings Inc.	21,593	391
	Shoe Carnival Inc.	11,881	391
*	Hudson Ltd. Class A	50,205	379
^	AMC Entertainment Holdings Inc. Class A	64,216	378
	Caleres Inc.	48,234	377
*	CarParts.com Inc.	26,577	373
	Hooker Furniture Corp.	14,992	370
*	Fossil Group Inc.	56,748	365
	Clarus Corp.	28,991	365
	Systemax Inc.	16,021	356
	Children's Place Inc.	17,767	355
*	Genesco Inc.	17,772	347
	Ruth's Hospitality Group Inc.	33,301	342
*	Purple Innovation Inc. Class A	18,001	340
*	Del Taco Restaurants Inc.	38,954	328
*	Lindblad Expeditions Holdings Inc.	32,934	326

3

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Superior Group of Cos. Inc.	13,855	321
*	Houghton Mifflin Harcourt Co.	134,734	304
*	Carrols Restaurant Group Inc.	45,331	302
*	Aspen Group Inc.	23,440	300
*	Lovesac Co.	11,283	299
*	Noodles & Co.	38,276	291
	Gannett Co. Inc.	167,866	290
*	Conn's Inc.	22,679	290
*,^	Eros International plc	93,168	290
	National CineMedia Inc.	80,243	290
^	Dillard's Inc. Class A	9,475	286
*	Golden Entertainment Inc	21,915	281
	Citi Trends Inc.	14,057	272
*	American Outdoor Brands Inc.	17,270	263
*	Liberty TripAdvisor Holdings Inc. Class A	92,960	260
*	Universal Technical Institute Inc.	36,436	257
*	Liberty Media Corp-Liberty Braves Class A	12,883	252
*	Liquidity Services Inc.	34,868	251
	Escalade Inc.	13,321	242
*	Boston Omaha Corp. Class A	13,991	228
*	Fiesta Restaurant Group Inc.	22,582	226
*	Regis Corp.	30,404	225
	Tribune Publishing Co.	19,630	223
	Movado Group Inc.	20,195	220
*	Century Casinos Inc.	35,048	216
	Entercom Communications Corp. Class A	143,654	215
	RCI Hospitality Holdings Inc.	11,182	214
	Rocky Brands Inc.	8,813	212
	Cato Corp. Class A	26,265	210
*,^	Lakeland Industries Inc.	9,654	197
	Nathan's Famous Inc.	3,737	196
	Chico's FAS Inc.	151,764	194
*	Lands' End Inc.	13,956	187
	Tilly's Inc. Class A	29,333	186
	Hamilton Beach Brands Holding Co. Class A	8,488	185
*	Red Robin Gourmet Burgers Inc.	16,529	183
*	Hemisphere Media Group Inc.	20,261	180
*	Alta Equipment Group Inc.	21,462	179
*	OneWater Marine Inc.	5,946	170
*	Funko Inc. Class A	29,009	169
*	Biglari Holdings Inc. Class B	1,694	168
*	Fluent Inc.	53,511	166
*	Gaia Inc.	14,168	166
*	Hertz Global Holdings Inc.	109,495	160
*	Legacy Housing Corp.	10,418	159
*	VOXX International Corp.	25,021	157
	Lifetime Brands Inc.	15,609	153
*	A-Mark Precious Metals Inc.	6,173	148
*	Vera Bradley Inc.	26,994	142
	Weyco Group Inc.	7,800	140
*	Duluth Holdings Inc.	14,199	137
*	PlayAGS Inc.	33,901	136
	Marine Products Corp.	9,190	133
	Entravision Communications Corp. Class A	79,447	121
*,^	Eastman Kodak Co.	19,595	117
	Saga Communications Inc. Class A	4,941	111
*	LiveXLive Media Inc.	37,453	101
*	Casper Sleep Inc.	10,985	100
*	Container Store Group Inc.	21,883	93
*	Express Inc.	82,635	92
	Emerald Holding Inc.	32,813	91
*,^	Revlon Inc. Class A	8,687	64
*	Kura Sushi USA Inc. Class A	4,464	55
	Bluegreen Vacations Corp.	7,248	40

4

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Envela Corp.	9,702	38
	CompX International Inc.	2,336	32
			358,517
Consumer Staples (3.2%)
*	Helen of Troy Ltd.	32,018	6,622
*	Darling Ingredients Inc.	203,713	6,513
*	Performance Food Group Co.	165,954	6,059
*	Freshpet Inc.	49,047	5,572
	Lancaster Colony Corp.	23,983	4,262
	WD-40 Co.	17,261	3,528
	Sanderson Farms Inc.	25,496	2,982
	Primo Water Corp.	198,021	2,709
*	Simply Good Foods Co.	107,937	2,682
	J&J Snack Foods Corp.	18,967	2,579
	B&G Foods Inc.	80,839	2,517
	Medifast Inc.	14,318	2,330
*	Hostess Brands Inc. Class A	154,884	1,989
*	Edgewell Personal Care Co.	69,098	1,984
	Vector Group Ltd.	171,052	1,722
	Coca-Cola Consolidated Inc.	5,972	1,632
*	Cal-Maine Foods Inc.	40,143	1,549
	Universal Corp.	30,868	1,340
	Calavo Growers Inc.	20,838	1,323
*	United Natural Foods Inc.	67,694	1,222
*,^	National Beverage Corp.	14,970	1,217
*	USANA Health Sciences Inc.	14,639	1,148
*	BellRing Brands Inc. Class A	50,478	981
	Fresh Del Monte Produce Inc.	39,441	915
*,^	Rite Aid Corp.	69,414	904
	SpartanNash Co.	45,031	900
	John B Sanfilippo & Son Inc.	11,161	889
	PetMed Express Inc.	24,814	863
*	Celsius Holdings Inc.	43,143	838
	Ingles Markets Inc. Class A	17,907	723
	Andersons Inc.	39,116	693
	Tootsie Roll Industries Inc.	20,157	645
	Weis Markets Inc.	11,970	589
*	GrowGeneration Corp.	36,243	578
	MGP Ingredients Inc.	16,190	576
*	Chefs' Warehouse Inc.	30,889	457
*	Seneca Foods Corp. Class A	8,114	384
	Turning Point Brands Inc.	12,703	367
*,^	HF Foods Group Inc.	44,666	355
*	Landec Corp.	33,365	342
	Limoneira Co.	20,820	301
	Village Super Market Inc. Class A	11,010	280
*	Lifevantage Corp.	16,939	254
*	NewAge Inc.	113,786	247
	Oil-Dri Corp. of America	6,656	233
*	Craft Brew Alliance Inc.	14,590	228
	Alico Inc.	6,673	216
*	Veru Inc.	62,434	173
	Natural Grocers by Vitamin Cottage Inc.	11,735	137
*	Nature's Sunshine Products Inc.	11,588	128
*	Farmer Bros Co.	20,169	127
*	Calyxt Inc.	12,368	67
*	Greenlane Holdings Inc. Class A	13,316	41
*	Bridgford Foods Corp.	2,296	38
			77,950
Energy (2.7%)
*	Sunrun Inc.	147,108	8,320
	Ovintiv Inc.	331,833	3,677
	Arcosa Inc.	61,556	2,849
*	CNX Resources Corp.	235,264	2,578

5

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	ChampionX Corp.	235,711	2,414
	World Fuel Services Corp.	79,208	2,091
	Range Resources Corp.	271,534	2,026
*	PDC Energy Inc.	126,678	1,918
*	Southwestern Energy Co.	689,230	1,916
*,^	Bloom Energy Corp. Class A	106,990	1,675
*	Renewable Energy Group Inc.	48,462	1,620
*	Dril-Quip Inc.	44,444	1,472
*	Matador Resources Co.	139,831	1,361
	Cactus Inc.	60,638	1,339
	Delek US Holdings Inc.	79,382	1,249
*	Golar LNG Ltd.	114,366	1,184
*	TPI Composites Inc.	38,469	1,181
*	SunPower Corp.	96,144	1,076
	Archrock Inc.	163,301	1,071
*	Ameresco Inc. Class A	30,944	1,056
	PBF Energy Inc. Class A	121,660	1,041
*	Magnolia Oil & Gas Corp. Class A	157,637	1,015
*	NOW Inc.	138,911	1,010
	Warrior Met Coal Inc.	65,189	1,008
*	Antero Resources Corp.	305,807	985
*	Transocean Ltd.	741,521	905
	Patterson-UTI Energy Inc.	231,107	890
*,^	FuelCell Energy Inc.	268,156	762
	Kosmos Energy Ltd.	507,839	747
	Arch Coal Inc. Class A	18,976	715
*	Oceaneering International Inc.	124,892	673
	DMC Global Inc.	18,313	649
*	Helix Energy Solutions Group Inc.	179,447	642
*	ProPetro Holding Corp.	100,784	633
	CVR Energy Inc.	37,198	621
*	Green Plains Inc.	42,970	575
	Liberty Oilfield Services Inc. Class A	79,351	512
	NexTier Oilfield Solutions Inc.	203,096	512
*	Bonanza Creek Energy Inc.	23,577	472
	Brigham Minerals Inc. Class A	38,908	459
*	Frank's International NV	195,088	451
*	Par Pacific Holdings Inc.	50,321	437
*	REX American Resources Corp.	7,068	437
*	Clean Energy Fuels Corp.	164,953	435
	SunCoke Energy Inc.	104,442	374
*	Select Energy Services Inc. Class A	75,892	362
*	Tidewater Inc.	52,493	361
^	Nabors Industries Ltd.	8,935	357
	SM Energy Co.	141,607	344
	Berry Corp.	87,016	343
*	Oil States International Inc.	75,959	333
*	Matrix Service Co.	32,632	302
	Solaris Oilfield Infrastructure Inc. Class A	36,459	284
*	W&T Offshore Inc.	122,525	273
*	Maxeon Solar Technologies Ltd.	12,018	250
*	RPC Inc.	73,767	231
*	Newpark Resources Inc.	112,865	220
	Peabody Energy Corp.	77,790	203
*	Penn Virginia Corp.	17,403	199
*	National Energy Services Reunited Corp.	26,042	196
*	Contango Oil & Gas Co.	112,962	183
*	Trecora Resources	29,495	177
*	CONSOL Energy Inc.	33,111	171
*,^	Tellurian Inc.	183,632	171
*	Bristow Group Inc.	8,556	162
*	Comstock Resources Inc.	26,368	152
*	Exterran Corp.	32,805	151
*	Gulfport Energy Corp.	205,872	145

6

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Montage Resources Corp.	27,539	142
	Falcon Minerals Corp.	49,527	139
*	Talos Energy Inc.	13,804	104
*	Goodrich Petroleum Corp.	12,126	100
	NACCO Industries Inc. Class A	4,877	100
	Evolution Petroleum Corp.	36,340	99
*,^	Whiting Petroleum Corp.	112,979	90
*	Earthstone Energy Inc. Class A	26,387	77
	Adams Resources & Energy Inc.	2,760	59
*	PrimeEnergy Resources Corp.	640	43
*	NextDecade Corp.	26,982	36
*	Independence Contract Drilling Inc.	361	1
			65,593
Financial Services (22.4%)
	EastGroup Properties Inc.	48,902	6,512
	STAG Industrial Inc.	189,666	6,126
*	Redfin Corp.	121,534	5,781
	Kinsale Capital Group Inc.	26,363	5,463
	QTS Realty Trust Inc. Class A	76,036	5,157
	Terreno Realty Corp.	84,381	5,032
	First Financial Bankshares Inc.	163,436	4,948
	South State Corp.	88,655	4,936
	Healthcare Realty Trust Inc.	170,956	4,932
	Essent Group Ltd.	137,432	4,906
	RLI Corp.	50,124	4,701
	Physicians Realty Trust	257,022	4,665
	Agree Realty Corp.	67,354	4,507
	Selective Insurance Group Inc.	74,853	4,477
	Stifel Financial Corp.	84,339	4,277
	Glacier Bancorp Inc.	121,315	4,256
	Blackstone Mortgage Trust Inc. Class A	174,292	4,143
	United Bankshares Inc.	156,795	4,099
*	Cannae Holdings Inc.	107,219	4,045
	Community Bank System Inc.	65,013	3,912
	Sabra Health Care REIT Inc.	260,323	3,861
	PotlatchDeltic Corp.	83,030	3,823
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	89,475	3,799
	Valley National Bancorp	504,361	3,788
	Radian Group Inc.	242,642	3,746
	Lexington Realty Trust	323,860	3,682
	National Health Investors Inc.	54,539	3,395
*	Green Dot Corp. Class A	64,451	3,355
	Houlihan Lokey Inc. Class A	55,988	3,281
	PS Business Parks Inc.	25,430	3,209
	Home BancShares Inc.	194,070	3,146
	PennyMac Financial Services Inc.	58,791	3,099
	FirstCash Inc.	51,476	3,076
	CVB Financial Corp.	163,727	2,981
	UMB Financial Corp.	55,260	2,969
	CNO Financial Group Inc.	181,571	2,960
	National General Holdings Corp.	86,449	2,944
	Federated Hermes Inc. Class B	122,436	2,927
	Old National Bancorp	207,933	2,907
	American Equity Investment Life Holding Co.	115,033	2,750
*	Palomar Holdings Inc.	24,439	2,746
*	Enstar Group Ltd.	15,248	2,729
	BankUnited Inc.	116,429	2,722
	BancorpSouth Bank	125,587	2,710
	National Storage Affiliates Trust	78,479	2,693
	EVERTEC Inc.	76,358	2,674
*	PRA Group Inc.	57,208	2,670
	Artisan Partners Asset Management Inc. Class A	68,745	2,661
	Independent Bank Corp.	41,646	2,617
	Innovative Industrial Properties Inc.	21,161	2,605

7

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Columbia Banking System Inc.	91,049	2,541
	CIT Group Inc.	125,092	2,461
	Piedmont Office Realty Trust Inc. Class A	159,716	2,445
	Ryman Hospitality Properties Inc.	63,959	2,441
	Pacific Premier Bancorp Inc.	106,998	2,417
	Uniti Group Inc.	245,006	2,406
	Cathay General Bancorp	96,364	2,379
*	Trupanion Inc.	37,715	2,366
	CareTrust REIT Inc.	121,065	2,345
	Simmons First National Corp. Class A	137,187	2,342
	Easterly Government Properties Inc.	95,535	2,311
	Atlantic Union Bankshares Corp.	98,766	2,297
	Washington REIT	104,376	2,290
	ServisFirst Bancshares Inc.	61,865	2,267
	Investors Bancorp Inc.	292,561	2,267
	Sunstone Hotel Investors Inc.	272,056	2,266
	Four Corners Property Trust Inc.	89,195	2,252
	Washington Federal Inc.	95,594	2,242
	Kennedy-Wilson Holdings Inc.	154,746	2,211
	Navient Corp.	242,507	2,204
	Hancock Whitney Corp.	109,333	2,188
	Independent Bank Group Inc.	46,801	2,176
	Chimera Investment Corp.	242,780	2,158
	PennyMac Mortgage Investment Trust	125,519	2,151
	International Bancshares Corp.	67,725	2,139
	Moelis & Co. Class A	66,837	2,133
*	Texas Capital Bancshares Inc.	64,232	2,080
	Pebblebrook Hotel Trust	164,775	2,079
	Ameris Bancorp	84,121	2,063
	Horace Mann Educators Corp.	52,530	2,052
	Hamilton Lane Inc. Class A	27,904	2,040
*	eHealth Inc.	32,275	2,037
	Westamerica BanCorp	33,084	2,013
	Global Net Lease Inc.	114,262	2,000
	Fulton Financial Corp.	203,405	1,989
	Essential Properties Realty Trust Inc.	115,770	1,965
	Walker & Dunlop Inc.	35,856	1,964
	RLJ Lodging Trust	208,030	1,964
*	Genworth Financial Inc. Class A	639,826	1,932
	Two Harbors Investment Corp.	347,198	1,892
	Hilltop Holdings Inc.	91,430	1,883
	Trustmark Corp.	79,886	1,876
	Cohen & Steers Inc.	30,938	1,872
	WSFS Financial Corp.	63,651	1,865
	James River Group Holdings Ltd.	37,898	1,846
	WesBanco Inc.	82,676	1,837
*	Axos Financial Inc.	73,367	1,818
*	Encore Capital Group Inc.	39,514	1,815
	First Midwest Bancorp Inc.	144,393	1,799
	LTC Properties Inc.	49,281	1,798
	United Community Banks Inc.	99,063	1,795
	Industrial Logistics Properties Trust	82,371	1,777
	First Interstate BancSystem Inc. Class A	53,912	1,768
	PJT Partners Inc.	29,787	1,763
*	Mr Cooper Group Inc.	96,075	1,761
	Apollo Commercial Real Estate Finance Inc.	196,020	1,752
	Renasant Corp.	69,055	1,752
	First Merchants Corp.	68,402	1,750
	Monmouth Real Estate Investment Corp.	120,413	1,747
	Retail Properties of America Inc.	272,296	1,718
	Columbia Property Trust Inc.	145,073	1,712
	Service Properties Trust	207,994	1,708
	First Financial Bancorp	122,963	1,687
	Goosehead Insurance Inc. Class A	16,350	1,680

8

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Colony Capital Inc.	615,697	1,669
	GEO Group Inc.	149,382	1,667
	Piper Sandler Cos.	22,092	1,667
	Bank of NT Butterfield & Son Ltd.	65,963	1,662
	NBT Bancorp Inc.	53,964	1,644
	American Assets Trust Inc.	63,775	1,629
	Park National Corp.	18,106	1,628
*	Cushman & Wakefield plc	140,156	1,627
	AMERISAFE Inc.	24,336	1,624
	Retail Opportunity Investments Corp.	144,845	1,612
*	Realogy Holdings Corp.	145,419	1,611
	Broadmark Realty Capital Inc.	162,822	1,596
	Banner Corp.	44,093	1,593
	Capitol Federal Financial Inc.	168,156	1,571
	First BanCorp	273,344	1,566
	Urban Edge Properties	147,192	1,554
	MFA Financial Inc.	572,584	1,535
	Argo Group International Holdings Ltd.	41,109	1,527
	Heartland Financial USA Inc.	44,098	1,518
	Cadence BanCorp Class A	159,530	1,516
	Northwest Bancshares Inc.	148,986	1,506
	Towne Bank	84,911	1,505
*	Evo Payments Inc. Class A	51,649	1,484
	Arbor Realty Trust Inc.	130,653	1,479
	Nelnet Inc. Class A	22,416	1,468
	SITE Centers Corp.	194,238	1,459
	Mack-Cali Realty Corp.	115,321	1,456
*	NMI Holdings Inc. Class A	84,575	1,450
	Office Properties Income Trust	60,722	1,448
^	Macerich Co.	179,885	1,426
	Flagstar Bancorp Inc.	45,398	1,426
	CoreCivic Inc.	151,961	1,415
*	Focus Financial Partners Inc. Class A	39,879	1,411
	Independence Realty Trust Inc.	120,484	1,411
	Lakeland Financial Corp.	30,828	1,409
	Sandy Spring Bancorp Inc.	58,553	1,401
	Safety Insurance Group Inc.	18,671	1,352
	DiamondRock Hospitality Co.	252,904	1,340
*	eXp World Holdings Inc.	30,007	1,335
*	Seacoast Banking Corp. of Florida	65,645	1,329
	Virtus Investment Partners Inc.	9,350	1,327
	Xenia Hotels & Resorts Inc.	143,490	1,289
	Waddell & Reed Financial Inc. Class A	81,676	1,286
	City Holding Co.	20,041	1,282
	New York Mortgage Trust Inc.	482,581	1,274
	Stewart Information Services Corp.	29,636	1,265
	Hope Bancorp Inc.	149,279	1,263
	Getty Realty Corp.	42,915	1,257
	Community Healthcare Trust Inc.	26,741	1,249
	Employers Holdings Inc.	37,872	1,234
	Acadia Realty Trust	107,790	1,222
	Safehold Inc.	21,911	1,215
	Tompkins Financial Corp.	18,235	1,207
	Provident Financial Services Inc.	91,160	1,201
	Kite Realty Group Trust	105,718	1,188
*	Repay Holdings Corp. Class A	46,435	1,175
*	StoneX Group Inc.	20,710	1,174
	Eagle Bancorp Inc.	40,691	1,171
	iStar Inc.	94,084	1,165
	OceanFirst Financial Corp.	73,245	1,143
	First Busey Corp.	64,119	1,142
	Diversified Healthcare Trust	300,376	1,141
	NexPoint Residential Trust Inc.	27,297	1,130
	Stock Yards Bancorp Inc.	26,038	1,118

9

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Southside Bancshares Inc.	40,304	1,111
	Alexander & Baldwin Inc.	91,217	1,105
	Veritex Holdings Inc.	61,404	1,104
	Investors Real Estate Trust	15,434	1,097
	Universal Health Realty Income Trust	16,328	1,089
	Brightsphere Investment Group Inc.	78,592	1,089
	National Bank Holdings Corp. Class A	37,573	1,069
	FB Financial Corp.	39,527	1,067
	BancFirst Corp.	23,557	1,037
	ProAssurance Corp.	67,399	1,033
	First Commonwealth Financial Corp.	122,524	1,005
	Redwood Trust Inc.	144,782	1,003
	Ladder Capital Corp. Class A	134,003	998
	S&T Bancorp Inc.	49,216	994
*	Cardtronics plc Class A	45,623	990
	Great Western Bancorp Inc.	69,594	969
	BGC Partners Inc. Class A	384,108	968
*	St. Joe Co.	41,337	959
	American Finance Trust Inc.	138,512	947
	Brookline Bancorp Inc.	97,410	935
	TriCo Bancshares	33,726	934
	Enterprise Financial Services Corp.	30,186	903
	Heritage Financial Corp.	45,225	902
	German American Bancorp Inc.	31,418	891
*	Third Point Reinsurance Ltd.	102,734	879
	Premier Financial Corp.	46,525	850
	Gladstone Commercial Corp.	42,284	829
*	Marcus & Millichap Inc.	29,288	826
	OFG Bancorp	63,592	817
	Meta Financial Group Inc.	41,854	807
	Newmark Group Inc. Class A	181,530	804
	HomeStreet Inc.	29,082	796
*	Triumph Bancorp Inc.	27,625	789
	Kearny Financial Corp.	101,457	787
	RE/MAX Holdings Inc. Class A	22,394	787
	ARMOUR Residential REIT Inc.	80,676	782
	Federal Agricultural Mortgage Corp. Class C	11,415	778
	Live Oak Bancshares Inc.	35,037	777
	Summit Hotel Properties Inc.	129,936	765
	First Foundation Inc.	49,522	752
	Capstead Mortgage Corp.	120,149	741
	First Bancorp	36,008	736
*	Ambac Financial Group Inc.	57,055	721
	Washington Trust Bancorp Inc.	21,415	715
	ConnectOne Bancorp Inc.	47,083	712
	Armada Hoffler Properties Inc.	70,459	712
	National Western Life Group Inc. Class A	3,228	710
*	MBIA Inc.	87,481	709
	TrustCo Bank Corp. NY	119,012	709
	1st Source Corp.	20,573	709
*	Nicolet Bankshares Inc.	11,712	703
	Cass Information Systems Inc.	17,864	700
*	BRP Group Inc. Class A	25,189	693
	Alexander's Inc.	2,700	689
	WisdomTree Investments Inc.	183,865	688
	Meridian Bancorp Inc.	58,736	684
	Bryn Mawr Bank Corp.	24,717	671
	UMH Properties Inc.	46,066	670
	Global Medical REIT Inc.	52,155	667
	TPG RE Finance Trust Inc.	75,610	667
*	Columbia Financial Inc.	62,474	667
	United Fire Group Inc.	26,376	664
	Universal Insurance Holdings Inc.	35,359	656
	KKR Real Estate Finance Trust Inc.	35,975	655

10

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Origin Bancorp Inc.	27,591	653
	Ellington Financial Inc.	52,409	653
	B Riley Financial Inc.	24,353	652
	Lakeland Bancorp Inc.	61,052	649
^	Tanger Factory Outlet Centers Inc.	113,830	648
	Preferred Bank	17,309	647
	Colony Credit Real Estate Inc.	107,153	645
*	Enova International Inc.	36,880	630
^	Invesco Mortgage Capital Inc.	209,949	630
	Community Trust Bancorp Inc.	19,460	628
*	Bancorp Inc.	65,328	621
	Banc of California Inc.	56,098	617
	Front Yard Residential Corp.	62,984	614
	Boston Private Financial Holdings Inc.	102,944	611
	CatchMark Timber Trust Inc. Class A	61,264	608
	Cowen Inc. Class A	33,587	608
	Camden National Corp.	18,506	604
	RPT Realty	103,005	604
	Allegiance Bancshares Inc.	23,743	604
*,^	Seritage Growth Properties Class A	42,791	600
	Horizon Bancorp Inc.	53,649	600
	Univest Financial Corp.	36,101	581
	First Financial Corp.	16,864	580
	Franklin Street Properties Corp.	130,511	578
	HarborOne Bancorp Inc.	66,548	576
*	World Acceptance Corp.	6,229	567
	First Bancshares Inc.	26,063	559
	QCR Holdings Inc.	18,559	556
*	CrossFirst Bankshares Inc.	60,178	555
	RMR Group Inc. Class A	19,140	540
	Northfield Bancorp Inc.	55,584	537
	Central Pacific Financial Corp.	34,478	534
	Great Southern Bancorp Inc.	13,792	532
	Bank of Marin Bancorp	16,598	528
*	I3 Verticals Inc. Class A	18,565	518
	Berkshire Hills Bancorp Inc.	56,147	515
	Heritage Commerce Corp.	73,124	507
	Bank First Corp.	7,995	499
	Peoples Bancorp Inc.	23,533	497
*	Assetmark Financial Holdings Inc.	20,572	497
	Diamond Hill Investment Group Inc.	3,899	483
	Jernigan Capital Inc.	27,992	483
*	TriState Capital Holdings Inc.	34,605	481
	First Mid Bancshares Inc.	18,280	476
	City Office REIT Inc.	59,011	474
	Banco Latinoamericano de Comercio Exterior SA	38,885	474
	Ready Capital Corp.	46,053	471
*	LendingClub Corp.	87,556	467
	Dime Community Bancshares Inc.	35,983	464
	Arrow Financial Corp.	16,100	461
*	Customers Bancorp Inc.	35,972	459
	Granite Point Mortgage Trust Inc.	68,551	455
	FBL Financial Group Inc. Class A	12,185	451
	New Senior Investment Group Inc.	103,058	451
	Cambridge Bancorp	8,136	446
	Waterstone Financial Inc.	28,543	442
	Dynex Capital Inc.	27,865	441
	First of Long Island Corp.	28,556	439
	Mercantile Bank Corp.	19,796	432
	Orchid Island Capital Inc.	84,185	430
	Bridge Bancorp Inc.	21,278	426
	Saul Centers Inc.	14,973	420
	First Community Bankshares Inc.	21,701	418
	HCI Group Inc.	7,592	415

11

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Chatham Lodging Trust	59,552	412
	Heritage Insurance Holdings Inc.	31,533	412
*	Donnelley Financial Solutions Inc.	37,703	411
	Altabancorp	19,909	411
	Flushing Financial Corp.	33,825	410
	Midland States Bancorp Inc.	27,536	402
	Preferred Apartment Communities Inc. Class A	60,850	402
	Independent Bank Corp.	26,457	394
	Byline Bancorp Inc.	31,161	394
	One Liberty Properties Inc.	20,441	392
	Bar Harbor Bankshares	19,303	391
	Peapack-Gladstone Financial Corp.	22,932	390
	Alerus Financial Corp.	18,807	387
	Ares Commercial Real Estate Corp.	38,732	386
	Gladstone Land Corp.	24,417	384
*	Tejon Ranch Co.	26,267	376
*	Amerant Bancorp Inc.	28,452	374
	Farmers National Banc Corp.	32,036	374
	Republic Bancorp Inc. Class A	12,111	373
*	Forestar Group Inc.	20,694	368
*,^	Citizens Inc. Class A	61,553	360
	Hanmi Financial Corp.	37,735	360
	MidWestOne Financial Group Inc.	18,385	349
	CBTX Inc.	22,138	349
*	FRP Holdings Inc.	8,463	348
	Urstadt Biddle Properties Inc. Class A	37,357	347
	West BanCorp Inc.	19,695	347
	Financial Institutions Inc.	20,069	346
*	Watford Holdings Ltd.	21,567	345
*	GreenSky Inc. Class A	78,181	340
	State Auto Financial Corp.	21,878	338
	Capital City Bank Group Inc.	16,617	337
	Hingham Institution For Savings	1,809	332
	Whitestone REIT	51,044	328
*	EZCORP Inc. Class A	60,814	327
	Peoples Financial Services Corp.	8,739	318
	Sierra Bancorp	17,282	309
*	Oportun Financial Corp.	24,470	307
	CNB Financial Corp.	19,175	306
	Metrocity Bankshares Inc.	22,121	302
*	Atlantic Capital Bancshares Inc.	26,047	300
	American National Bankshares Inc.	13,250	299
	Citizens & Northern Corp.	17,327	297
	Oppenheimer Holdings Inc. Class A	12,156	297
*	Silvergate Capital Corp. Class A	19,395	290
*	Equity Bancshares Inc. Class A	18,193	289
	CorePoint Lodging Inc.	50,859	289
	Sculptor Capital Management Inc. Class A	22,593	289
	Old Second Bancorp Inc.	35,159	287
	HomeTrust Bancshares Inc.	20,461	287
*	International Money Express Inc.	16,591	281
	RBB Bancorp	21,623	280
	Reliant Bancorp Inc.	19,280	280
	Hersha Hospitality Trust Class A	43,379	279
*	Metropolitan Bank Holding Corp.	8,958	277
	First Bancorp Inc.	13,014	277
	Red River Bancshares Inc.	6,314	275
	Civista Bancshares Inc.	20,455	273
*	Greenlight Capital Re Ltd. Class A	37,261	271
	Farmers & Merchants Bancorp Inc.	12,500	269
	Retail Value Inc.	20,827	265
*	Bridgewater Bancshares Inc.	27,029	263
	Macatawa Bank Corp.	34,661	254
*	Paysign Inc.	39,096	252

12

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	BBX Capital Corp. Class A	16,123	248
*	Dun & Bradstreet Holdings Inc.	9,783	248
	Enterprise Bancorp Inc.	11,412	248
	Plymouth Industrial REIT Inc.	18,573	248
	CTO Realty Growth Inc.	5,869	247
	Century Bancorp Inc. Class A	3,490	246
	SmartFinancial Inc.	17,830	246
	First Capital Inc.	4,019	245
	ChoiceOne Financial Services Inc.	8,594	245
	Home Bancorp Inc.	10,087	244
*	Southern First Bancshares Inc.	9,396	243
	Great Ajax Corp.	26,426	241
	Southern Missouri Bancorp Inc.	9,930	235
	PCSB Financial Corp.	18,445	234
	Guaranty Bancshares Inc.	8,725	231
	Merchants Bancorp	11,251	229
*	MoneyGram International Inc.	78,373	229
	LCNB Corp.	15,351	225
	ACNB Corp.	10,670	224
	Anworth Mortgage Asset Corp.	129,531	224
	Ames National Corp.	11,232	224
	Fidelity D&D Bancorp Inc.	4,948	224
	Investors Title Co.	1,635	222
	Farmland Partners Inc.	32,780	219
*	Spirit of Texas Bancshares Inc.	17,434	218
	Territorial Bancorp Inc.	10,282	218
	Luther Burbank Corp.	23,259	216
	Southern National Bancorp of Virginia Inc.	25,249	216
	Business First Bancshares Inc.	14,908	216
	Northrim BanCorp Inc.	7,999	215
	Summit Financial Group Inc.	14,566	215
	Bluerock Residential Growth REIT Inc.	28,716	213
	Premier Financial Bancorp Inc.	16,589	213
	Carter Bank & Trust	28,753	204
	National Bankshares Inc.	8,196	204
	Independence Holding Co.	5,801	203
*	Rafael Holdings Inc. Class B	11,526	201
*	Regional Management Corp.	10,883	199
	FS Bancorp Inc.	4,970	197
	Greenhill & Co. Inc.	17,547	197
	Capstar Financial Holdings Inc.	19,310	197
	United Insurance Holdings Corp.	25,964	197
	Donegal Group Inc. Class A	13,608	196
	South Plains Financial Inc.	13,528	193
	Cherry Hill Mortgage Investment Corp.	20,091	192
*	NI Holdings Inc.	11,697	191
	Amalgamated Bank Class A	16,176	190
	First Choice Bancorp	13,377	189
	Norwood Financial Corp.	7,612	188
	Orrstown Financial Services Inc.	13,411	185
*	PICO Holdings Inc.	20,760	185
	Penns Woods Bancorp Inc.	8,881	184
	Curo Group Holdings Corp.	23,671	182
	MVB Financial Corp.	12,726	181
	First Internet Bancorp	12,215	178
	Mid Penn Bancorp Inc.	9,108	175
*	BayCom Corp.	15,104	175
	Richmond Mutual BanCorp Inc.	15,433	175
	Griffin Industrial Realty Inc.	3,265	174
	Northeast Bank	9,286	173
	Tiptree Inc.	30,250	171
	BRT Apartments Corp.	12,733	170
	Timberland Bancorp Inc.	9,557	167
	Investar Holding Corp.	12,276	167

13

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 202

		Shares	Market Value ($000)
*	Howard Bancorp Inc.	16,969	166
	Protective Insurance Corp. Class B	11,410	164
	First Business Financial Services Inc.	10,569	164
	Parke Bancorp Inc.	13,149	162
*	Coastal Financial Corp.	11,735	161
	Safeguard Scientifics Inc.	25,849	161
	BCB Bancorp Inc.	19,688	160
*	Select Bancorp Inc.	20,872	160
	Central Valley Community Bancorp	13,197	159
	Western Asset Mortgage Capital Corp.	69,242	157
	Codorus Valley Bancorp Inc.	12,120	156
	PCB Bancorp	16,278	155
	Shore Bancshares Inc.	15,892	155
	CorEnergy Infrastructure Trust Inc.	17,191	154
*	FVCBankcorp Inc.	14,500	153
*	Stratus Properties Inc.	7,590	149
	ESSA Bancorp Inc.	11,597	148
	Community Financial Corp.	6,636	148
	Community Bankers Trust Corp.	28,631	147
	CIM Commercial Trust Corp.	14,151	146
	Western New England Bancorp Inc.	28,452	146
*	MMA Capital Holdings Inc.	6,178	145
	Crawford & Co. Class A	20,950	144
	HBT Financial Inc.	12,119	144
	Bank of Princeton	7,370	144
	First Bank	22,015	144
	Silvercrest Asset Management Group Inc. Class A	11,410	143
	Bank of Commerce Holdings	19,451	143
	1st Constitution Bancorp	11,744	143
	Middlefield Banc Corp.	7,507	143
	C&F Financial Corp.	4,423	141
*	Esquire Financial Holdings Inc.	8,484	140
	Eagle Bancorp Montana Inc.	7,912	139
	Unity Bancorp Inc.	10,481	139
	Hawthorn Bancshares Inc.	7,522	138
	Chemung Financial Corp.	4,782	137
	Bankwell Financial Group Inc.	8,510	133
	FNCB Bancorp Inc.	22,659	133
	Franklin Financial Services Corp.	5,514	131
	Evans Bancorp Inc.	5,749	131
	Ellington Residential Mortgage REIT	11,462	130
	Clipper Realty Inc.	19,420	130
	First Northwest Bancorp	11,665	129
	FedNat Holding Co.	15,240	129
	Arlington Asset Investment Corp. Class A	47,496	129
	Citizens Holding Co.	5,884	126
	Ohio Valley Banc Corp.	5,509	126
*	California Bancorp Inc.	9,514	124
*	Alpine Income Property Trust Inc.	8,524	124
	SB Financial Group Inc.	8,935	124
*	Republic First Bancorp Inc.	58,803	123
	BankFinancial Corp.	16,784	122
	County Bancorp Inc.	6,298	122
*	MainStreet Bancshares Inc.	9,477	121
	Auburn National BanCorp Inc.	2,943	120
*	Pioneer Bancorp Inc.	14,897	120
	Oak Valley Bancorp	8,833	119
	Mackinac Financial Corp.	11,820	118
	Riverview Bancorp Inc.	28,330	117
	CB Financial Services Inc.	6,210	116
	Plumas Bancorp	5,834	115
	Westwood Holdings Group Inc.	10,126	115
	First Community Corp.	8,992	114
	Salisbury Bancorp Inc.	3,190	114

14

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	ProSight Global Inc.	11,822	112
	Colony Bankcorp Inc.	10,134	111
*	Capital Bancorp Inc.	10,676	111
	Pzena Investment Management Inc. Class A	22,170	110
	Level One Bancorp Inc.	6,774	109
	United Security Bancshares	17,688	108
*	First Western Financial Inc.	7,859	106
*	Maui Land & Pineapple Co. Inc.	9,061	106
	Peoples Bancorp of North Carolina Inc.	6,035	103
	First Savings Financial Group Inc.	2,336	102
	Prudential Bancorp Inc.	10,065	100
	Landmark Bancorp Inc.	4,720	99
	Meridian Corp.	6,735	99
	OP Bancorp	15,953	97
	First United Corp.	8,437	97
	Provident Financial Holdings Inc.	7,791	93
	Greene County Bancorp Inc.	3,912	92
	Associated Capital Group Inc. Class A	2,373	92
	Provident Bancorp Inc.	11,517	90
	Standard AVB Financial Corp.	4,856	90
	GAMCO Investors Inc. Class A	6,816	86
*	PDL Community Bancorp	9,389	76
*	Security National Financial Corp. Class A	11,992	76
	Marlin Business Services Corp.	10,864	73
*	Professional Holding Corp. Class A	6,226	72
*	Limestone Bancorp Inc.	6,340	68
*	Partners Bancorp	12,395	68
*	Altisource Portfolio Solutions SA	5,601	63
	Sterling Bancorp Inc.	20,973	62
	First Guaranty Bancshares Inc.	4,537	58
*	SWK Holdings Corp.	4,450	57
*	Atlanticus Holdings Corp.	6,364	54
*	Bogota Financial Corp.	7,279	51
*	Siebert Financial Corp.	11,249	43
	Value Line Inc.	1,454	38
*	Transcontinental Realty Investors Inc.	1,616	37
*,^	Avalon GloboCare Corp.	25,370	36
	Oconee Federal Financial Corp.	1,307	34
*	GWG Holdings Inc.	3,844	34
	Bank7 Corp.	3,142	32
*	Priority Technology Holdings Inc.	9,366	18
*	Vericity Inc.	2,341	17
*	American Realty Investors Inc.	590	5
*	Morgan Group Holding Co.	52	—
			544,186
Health Care (19.5%)
*	Novavax Inc.	73,804	8,144
*	LHC Group Inc.	38,440	8,012
*	Momenta Pharmaceuticals Inc.	149,348	7,791
*	iRhythm Technologies Inc.	34,267	7,545
*	Mirati Therapeutics Inc.	46,577	6,957
*	MyoKardia Inc.	62,953	6,890
*	Emergent BioSolutions Inc.	56,543	6,449
*	Ultragenyx Pharmaceutical Inc.	71,863	6,113
*	Nevro Corp.	42,514	5,847
*	Natera Inc.	88,365	5,630
*	HealthEquity Inc.	94,177	5,413
*	Arrowhead Pharmaceuticals Inc.	127,121	5,370
*	Blueprint Medicines Corp.	68,729	5,322
*	Invitae Corp.	146,216	5,112
*	NeoGenomics Inc.	131,177	5,109
*	Neogen Corp.	66,790	5,089
*	Halozyme Therapeutics Inc.	172,107	4,990
*	Arena Pharmaceuticals Inc.	71,366	4,983

15

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Wright Medical Group NV	162,717	4,919
*	FibroGen Inc.	105,269	4,719
*	Amicus Therapeutics Inc.	322,155	4,703
*	Medpace Holdings Inc.	34,571	4,487
*	Inspire Medical Systems Inc.	33,209	3,967
*	PTC Therapeutics Inc.	78,330	3,871
	Ensign Group Inc.	64,853	3,797
*	Biohaven Pharmaceutical Holding Co. Ltd.	59,797	3,791
*	Tenet Healthcare Corp.	132,552	3,735
*	Principia Biopharma Inc.	37,322	3,733
*	Insmed Inc.	128,294	3,617
*	Omnicell Inc.	53,782	3,586
*	NuVasive Inc.	65,054	3,391
*	Merit Medical Systems Inc.	68,674	3,372
*	Pacira BioSciences Inc.	52,479	3,281
*	AMN Healthcare Services Inc.	59,163	3,185
	Patterson Cos. Inc.	107,585	3,121
*	HMS Holdings Corp.	111,565	3,112
*	TG Therapeutics Inc.	122,318	3,034
*	ChemoCentryx Inc.	56,359	3,015
	CONMED Corp.	34,471	2,975
*	LivaNova plc	61,945	2,905
*	Fate Therapeutics Inc.	79,335	2,888
*	Integer Holdings Corp.	41,481	2,873
*	Allakos Inc.	30,900	2,768
*	Select Medical Holdings Corp.	137,798	2,766
*	Turning Point Therapeutics Inc.	35,355	2,764
*	Bridgebio Pharma Inc.	92,183	2,753
*	STAAR Surgical Co.	57,113	2,739
*	Twist Bioscience Corp.	37,957	2,654
*	Axsome Therapeutics Inc.	35,074	2,571
*	Glaukos Corp.	53,589	2,563
*	Denali Therapeutics Inc.	79,843	2,547
	Cantel Medical Corp.	48,027	2,520
*	Xencor Inc.	70,414	2,517
*	Editas Medicine Inc.	70,467	2,483
*	Silk Road Medical Inc.	40,360	2,461
*	Vir Biotechnology Inc.	58,586	2,372
*	Apellis Pharmaceuticals Inc.	76,063	2,345
*	Prestige Consumer Healthcare Inc.	63,871	2,327
*	Magellan Health Inc.	29,666	2,239
*	AtriCure Inc.	49,470	2,213
*	Allogene Therapeutics Inc.	61,462	2,191
*,^	Inovio Pharmaceuticals Inc.	182,151	2,184
*	Shockwave Medical Inc.	33,828	2,149
*	Deciphera Pharmaceuticals Inc.	47,405	2,134
*	Revance Therapeutics Inc.	72,080	2,107
*	Veracyte Inc.	63,133	2,103
*	Ironwood Pharmaceuticals Inc. Class A	202,674	2,047
*	Aimmune Therapeutics Inc.	59,290	2,029
	Healthcare Services Group Inc.	94,654	1,969
*	R1 RCM Inc.	135,581	1,966
*	MEDNAX Inc.	105,428	1,959
*	Avanos Medical Inc.	60,356	1,956
*	NanoString Technologies Inc.	48,000	1,943
*	Kodiak Sciences Inc.	36,623	1,926
*	Ligand Pharmaceuticals Inc.	18,322	1,869
*	CareDx Inc.	54,355	1,856
*	Allscripts Healthcare Solutions Inc.	205,611	1,836
*,^	Sorrento Therapeutics Inc.	222,215	1,780
*	MacroGenics Inc.	60,834	1,761
*	Akebia Therapeutics Inc.	165,205	1,720
*	Cytokinetics Inc.	71,103	1,704
*	BioTelemetry Inc.	42,598	1,686

16

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Kura Oncology Inc.	67,576	1,682
*	Zogenix Inc.	70,557	1,670
*	Intercept Pharmaceuticals Inc.	32,943	1,643
*	Addus HomeCare Corp.	17,525	1,641
*	Y-mAbs Therapeutics Inc.	38,039	1,637
*	Axonics Modulation Technologies Inc.	38,601	1,631
*,^	OPKO Health Inc.	503,436	1,631
*	Sangamo Therapeutics Inc.	146,364	1,615
*	Heron Therapeutics Inc.	111,311	1,592
*	Corcept Therapeutics Inc.	121,765	1,546
*	Dicerna Pharmaceuticals Inc.	82,512	1,528
*	Karuna Therapeutics Inc.	19,620	1,499
*	Epizyme Inc.	113,242	1,472
*	Seres Therapeutics Inc.	55,221	1,463
	Luminex Corp.	53,888	1,438
*	Cardiovascular Systems Inc.	43,860	1,433
	US Physical Therapy Inc.	16,117	1,433
*	Providence Service Corp.	15,378	1,424
*	Coherus Biosciences Inc.	73,601	1,396
*	Supernus Pharmaceuticals Inc.	61,881	1,361
*	Evolent Health Inc. Class A	94,873	1,360
*	Karyopharm Therapeutics Inc.	89,062	1,355
*	REGENXBIO Inc.	43,256	1,320
*	Tabula Rasa HealthCare Inc.	25,963	1,314
*	Cerus Corp.	205,708	1,310
	Owens & Minor Inc.	78,188	1,296
*	Health Catalyst Inc.	40,904	1,275
*	Intra-Cellular Therapies Inc.	69,832	1,272
*	Rhythm Pharmaceuticals Inc.	42,892	1,266
*	Enanta Pharmaceuticals Inc.	24,220	1,264
*	Myriad Genetics Inc.	90,346	1,208
*	Pacific Biosciences of California Inc.	182,827	1,207
*	Pennant Group Inc.	32,560	1,206
*	Intellia Therapeutics Inc.	55,804	1,204
*	Madrigal Pharmaceuticals Inc.	11,128	1,198
*	SpringWorks Therapeutics Inc.	26,884	1,194
*,^	Esperion Therapeutics Inc.	32,885	1,187
*	Phreesia Inc.	36,267	1,144
*	Lantheus Holdings Inc.	84,468	1,134
*	Adverum Biotechnologies Inc	92,651	1,130
	Atrion Corp.	1,788	1,130
*	GenMark Diagnostics Inc.	85,834	1,113
*	Mersana Therapeutics Inc.	58,080	1,113
*	Rocket Pharmaceuticals Inc.	43,172	1,104
*	Athenex Inc.	93,519	1,075
*	Theravance Biopharma Inc.	58,461	1,072
*	Retrophin Inc.	52,596	1,030
*	Kadmon Holdings Inc.	205,548	1,028
	National HealthCare Corp.	15,919	1,014
*	Arcus Biosciences Inc.	41,780	994
*	Atara Biotherapeutics Inc.	72,878	982
*	Arvinas Inc.	37,069	962
	National Research Corp.	16,926	948
*	Progyny Inc.	33,135	946
*	CryoLife Inc.	46,754	945
*	Innoviva Inc.	80,634	944
*	Codexis Inc.	67,373	930
*	OraSure Technologies Inc.	79,093	927
*	CorVel Corp.	11,131	924
*	Amphastar Pharmaceuticals Inc.	45,168	921
*	VBI Vaccines Inc.	215,790	919
*	PetIQ Inc. Class A	26,127	919
*	Hanger Inc.	46,460	918
*	NextGen Healthcare Inc.	69,022	915

17

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Heska Corp.	8,742	906
*	Translate Bio Inc.	64,078	903
*	Vericel Corp.	56,520	896
*	Tactile Systems Technology Inc.	23,298	895
*	Tivity Health Inc.	54,430	890
*	Cortexyme Inc.	19,950	877
*	Gossamer Bio Inc.	62,304	866
*	Endo International plc	287,204	864
*	Viela Bio Inc.	25,360	854
*	Assembly Biosciences Inc.	38,991	853
*	Quanterix Corp.	23,812	848
*	Intersect ENT Inc.	41,602	835
*	Collegium Pharmaceutical Inc.	43,102	822
*	Immunovant Inc.	24,065	817
*	Cara Therapeutics Inc.	52,527	814
*	BioCryst Pharmaceuticals Inc.	195,754	812
*	ImmunoGen Inc.	218,141	807
*,^	Omeros Corp.	66,513	795
*	Arcturus Therapeutics Holdings Inc.	16,423	792
*	1Life Healthcare Inc.	27,047	789
*	Natus Medical Inc.	42,699	775
*	RadNet Inc.	53,708	774
*	Corbus Pharmaceuticals Holdings Inc.	83,250	773
*,^	ZIOPHARM Oncology Inc.	272,203	765
*	Alector Inc.	58,796	760
*	Meridian Bioscience Inc.	53,624	758
*	Agenus Inc.	174,032	758
*	OrthoPediatrics Corp.	15,030	758
*	Vapotherm Inc.	24,294	756
*	Surmodics Inc.	16,623	752
*,^	Ontrak Inc.	10,024	731
*	Constellation Pharmaceuticals Inc.	34,289	722
*	Krystal Biotech Inc.	15,022	718
*	Orthofix Medical Inc.	23,443	711
*	Radius Health Inc.	57,092	707
*	Inogen Inc.	23,365	706
*	Fluidigm Corp.	89,928	706
*	SI-BONE Inc.	31,886	696
*	Provention Bio Inc.	53,340	696
*	Vanda Pharmaceuticals Inc.	67,478	694
*	Syros Pharmaceuticals Inc.	52,169	691
*	Frequency Therapeutics Inc.	35,457	686
*	Anika Therapeutics Inc.	17,764	681
*	Dynavax Technologies Corp.	113,486	679
	LeMaitre Vascular Inc.	20,847	673
*	Avrobio Inc.	38,827	672
*	HealthStream Inc.	32,346	670
*	G1 Therapeutics Inc.	43,479	667
*	Protagonist Therapeutics Inc.	28,377	636
*	Brookdale Senior Living Inc.	230,600	634
*	Relmada Therapeutics Inc.	17,696	631
*	Cue Biopharma Inc.	34,860	623
*,^	UroGen Pharma Ltd.	24,757	621
*	Spectrum Pharmaceuticals Inc.	146,786	618
*	Castle Biosciences Inc.	13,089	599
*	Eidos Therapeutics Inc.	13,730	594
*	Avid Bioservices Inc.	70,786	594
*	Replimune Group Inc.	21,630	584
*	Antares Pharma Inc.	206,354	584
*	Cymabay Therapeutics Inc.	87,988	569
*	Personalis Inc.	24,784	566
*	Ocular Therapeutix Inc.	64,406	560
*	Community Health Systems Inc.	107,082	554
*	Syndax Pharmaceuticals Inc.	33,849	552

18

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Viking Therapeutics Inc.	82,386	551
*	NGM Biopharmaceuticals Inc.	29,462	549
	Phibro Animal Health Corp. Class A	25,566	549
*	Crinetics Pharmaceuticals Inc.	34,023	545
*	Eagle Pharmaceuticals Inc.	13,695	543
*	Pfenex Inc.	43,305	543
*	Bioxcel Therapeutics Inc.	13,308	542
*,^	CEL-SCI Corp.	41,835	541
*	Axogen Inc.	45,549	541
*	Surgery Partners Inc.	28,307	540
*	Triple-S Management Corp. Class B	28,903	538
*	REVOLUTION Medicines Inc.	18,660	529
*	Ardelyx Inc.	91,827	527
*	Rigel Pharmaceuticals Inc.	211,097	526
*	Varex Imaging Corp.	47,176	523
*	Amneal Pharmaceuticals Inc.	124,443	511
*	Aerie Pharmaceuticals Inc.	46,045	507
*	BioSpecifics Technologies Corp.	7,805	503
*,^	Precigen Inc.	83,173	503
*	Flexion Therapeutics Inc.	43,030	502
*	Prothena Corp. plc	38,613	500
*	Option Care Health Inc.	42,819	498
*	Phathom Pharmaceuticals Inc.	13,493	496
*	PDL BioPharma Inc.	146,904	492
*	Geron Corp.	232,924	478
*	Neoleukin Therapeutics Inc.	37,405	475
*	Athersys Inc.	217,991	475
*	Albireo Pharma Inc.	17,037	474
*,^	Clovis Oncology Inc.	90,903	474
*,^	Accelerate Diagnostics Inc.	38,646	471
*	SIGA Technologies Inc.	67,693	470
*	Viemed Healthcare Inc.	43,260	470
*	Keros Therapeutics Inc.	8,773	470
*	AnaptysBio Inc.	26,876	466
*	MannKind Corp.	267,404	465
*	Akero Therapeutics Inc.	14,052	458
*	Morphic Holding Inc.	17,206	456
*	Homology Medicines Inc.	42,722	454
	Computer Programs and Systems Inc.	16,466	451
*	Stoke Therapeutics Inc.	15,318	450
*	Zentalis Pharmaceuticals Inc.	13,017	448
*	Black Diamond Therapeutics Inc.	15,437	444
*	TransMedics Group Inc.	24,849	443
*	Kala Pharmaceuticals Inc.	49,759	443
*	SeaSpine Holdings Corp.	32,921	438
*	BioDelivery Sciences International Inc.	111,732	437
*,^	TherapeuticsMD Inc.	296,402	433
*	Durect Corp.	248,964	432
*	AngioDynamics Inc.	46,039	431
*	Scholar Rock Holding Corp.	28,538	431
*,^	BrainStorm Cell Therapeutics Inc.	33,582	423
*	Kiniksa Pharmaceuticals Ltd. Class A	23,897	422
*	TCR2 Therapeutics Inc.	20,481	414
*	CytomX Therapeutics Inc.	56,708	414
*	Applied Therapeutics Inc.	16,771	404
*	AMAG Pharmaceuticals Inc.	38,751	401
*	Catalyst Pharmaceuticals Inc.	121,923	400
*	Puma Biotechnology Inc.	38,378	395
*	Beam Therapeutics Inc.	15,470	388
*	Quotient Ltd.	76,188	386
*	ViewRay Inc.	141,617	385
*	Aeglea BioTherapeutics Inc.	52,796	384
*	IGM Biosciences Inc.	8,928	384
*	Voyager Therapeutics Inc.	32,330	381

19

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Atreca Inc. Class A	26,745	380
*	Tricida Inc.	35,885	379
*	Akcea Therapeutics Inc.	20,664	378
*	ANI Pharmaceuticals Inc.	12,033	377
*	OptimizeRx Corp.	18,481	373
*	CytoSorbents Corp.	43,731	369
*	RAPT Therapeutics Inc.	13,806	367
*	Fulgent Genetics Inc.	12,170	360
*,^	Co-Diagnostics Inc.	32,661	356
*	Molecular Templates Inc.	30,473	354
*	MEI Pharma Inc.	129,593	353
	Utah Medical Products Inc.	4,276	351
*	Concert Pharmaceuticals Inc.	36,004	346
*	Cutera Inc.	21,061	345
*	XBiotech Inc.	18,056	342
*	Alphatec Holdings Inc.	56,951	341
*	Eiger BioPharmaceuticals Inc.	30,133	337
*	MeiraGTx Holdings plc	25,781	335
*	Calithera Biosciences Inc.	82,677	333
*	Vaxart Inc.	56,076	333
*	Precision BioSciences Inc.	57,395	324
*	WaVe Life Sciences Ltd.	25,776	323
*	Affimed NV	91,476	316
*	Zynex Inc.	21,118	313
*	Ovid therapeutics Inc.	53,936	310
*	Joint Corp.	16,999	304
*	Arcutis Biotherapeutics Inc.	11,905	298
*	Cellular Biomedicine Group Inc.	15,937	296
	Invacare Corp.	43,422	294
*	Fortress Biotech Inc.	73,169	289
*	Passage Bio Inc.	17,105	283
*	MediciNova Inc.	53,930	283
*,^	Anavex Life Sciences Corp.	65,225	277
*	ORIC Pharmaceuticals Inc.	10,965	275
*	iCAD Inc.	25,308	274
*	Agile Therapeutics Inc.	85,493	274
*	Accuray Inc.	116,006	270
*	Repro-Med Systems Inc.	30,691	267
*	Satsuma Pharmaceuticals Inc.	11,550	266
*	Odonate Therapeutics Inc.	16,418	265
*	InfuSystem Holdings Inc.	18,196	265
*	Aduro Biotech Inc.	85,305	264
*	NantKwest Inc.	36,209	264
*	ChromaDex Corp.	52,705	261
*,^	Verastem Inc.	206,046	260
*	IVERIC bio Inc.	56,833	255
*	Chiasma Inc.	45,788	251
*	Aprea Therapeutics Inc.	9,151	248
*	Apollo Medical Holdings Inc.	12,691	240
*	Misonix Inc.	18,160	240
*	Kindred Biosciences Inc.	48,012	238
*	Paratek Pharmaceuticals Inc.	51,235	236
*,^	Xeris Pharmaceuticals Inc.	48,111	226
*	Prevail Therapeutics Inc.	18,298	224
*	Sientra Inc.	58,361	224
*	Selecta Biosciences Inc.	85,421	222
*	Rubius Therapeutics Inc.	45,516	219
*	KalVista Pharmaceuticals Inc.	16,708	219
*	Beyondspring Inc.	17,044	212
*	Sutro Biopharma Inc.	21,068	211
*	Marinus Pharmaceuticals Inc.	108,123	210
*	AdaptHealth Corp. Class A	9,846	209
*	Lannett Co. Inc.	39,633	208
*	Menlo Therapeutics Inc.	133,953	205

20

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Spero Therapeutics Inc.	18,809	204
*	FONAR Corp.	7,905	201
*	BioLife Solutions Inc.	9,309	198
*,^	BioSig Technologies Inc.	26,648	197
*	Aquestive Therapeutics Inc.	25,031	197
*	Stereotaxis Inc.	55,624	196
*	Apyx Medical Corp.	42,551	195
*	Evofem Biosciences Inc.	58,817	195
*	Harrow Health Inc.	28,113	194
*	Dyadic International Inc.	24,271	193
*,^	ADMA Biologics Inc.	75,590	193
*	Cyclerion Therapeutics Inc.	27,817	190
*	NextCure Inc.	20,703	186
*	Ideaya Biosciences Inc.	15,153	183
*	Harpoon Therapeutics Inc.	13,288	183
*	Optinose Inc.	39,546	180
*	Pieris Pharmaceuticals Inc.	62,268	178
*	Strongbridge Biopharma plc	46,228	178
*	Mirum Pharmaceuticals Inc.	6,837	177
*	Abeona Therapeutics Inc.	75,492	177
*	Chimerix Inc.	62,263	175
*	Neubase Therapeutics Inc.	21,749	175
*,^	Pulse Biosciences Inc.	17,523	173
*,^	Mallinckrodt plc	108,550	172
*	Cabaletta Bio Inc.	16,225	171
*	X4 Pharmaceuticals Inc.	20,408	171
*	Aspira Women's Health Inc.	59,381	170
*	GlycoMimetics Inc.	44,659	165
*	Surgalign Holdings Inc.	72,838	162
*	Harvard Bioscience Inc.	47,533	159
*	Kezar Life Sciences Inc.	32,441	158
*	CorMedix Inc.	33,724	158
*	Magenta Therapeutics Inc.	21,271	155
*	iRadimed Corp.	7,259	154
*	Applied Genetic Technologies Corp.	29,411	151
*	Catabasis Pharmaceuticals Inc.	22,739	150
*	Fennec Pharmaceuticals Inc.	27,189	149
*	Exicure Inc.	74,660	149
*,^	XOMA Corp.	7,647	145
*	IMARA Inc.	6,221	145
*	Eton Pharmaceuticals Inc.	18,440	145
*	89bio Inc.	3,753	144
*	Five Prime Therapeutics Inc.	33,632	144
*	Oyster Point Pharma Inc.	6,307	144
*,^	Genprex Inc.	35,932	142
*	Verrica Pharmaceuticals Inc.	15,268	140
*	Hookipa Pharma Inc.	15,615	140
*	IntriCon Corp.	11,054	134
*	Cidara Therapeutics Inc.	42,114	134
*	Liquidia Technologies Inc.	25,576	131
*	AcelRx Pharmaceuticals Inc.	104,093	130
*	UNITY Biotechnology Inc.	41,346	130
*	Nymox Pharmaceutical Corp.	50,238	127
*,^	iBio Inc.	60,514	126
*	Minerva Neurosciences Inc.	39,498	126
*	Gritstone Oncology Inc.	37,366	124
*	Five Star Senior Living Inc.	23,705	123
*	Enzo Biochem Inc.	56,766	121
*	Mustang Bio Inc.	36,936	121
*	Orgenesis Inc.	22,766	120
*	DermTech Inc.	10,193	120
*,^	Galectin Therapeutics Inc.	44,609	118
*	Checkpoint Therapeutics Inc.	53,807	117
*	American Renal Associates Holdings Inc.	17,135	115

21

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Catalyst Biosciences Inc.	22,003	115
*	CASI Pharmaceuticals Inc.	67,044	115
*	Fulcrum Therapeutics Inc.	15,704	114
*	Rockwell Medical Inc.	86,595	113
*,^	Evolus Inc.	28,920	112
*	Organogenesis Holdings Inc. Class A	25,406	109
*	Electromed Inc.	8,771	109
*	NantHealth Inc.	33,935	108
*	Retractable Technologies Inc.	16,726	106
*	Jounce Therapeutics Inc.	21,299	103
*	Eloxx Pharmaceuticals Inc.	33,260	103
*	Aptinyx Inc.	30,938	102
*,^	Chembio Diagnostics Inc.	24,536	101
*	VolitionRX Ltd.	29,567	100
*	Tela Bio Inc.	6,827	97
*	LogicBio Therapeutics Inc.	15,122	95
*	Osmotica Pharmaceuticals plc	15,720	93
*	Exagen Inc.	6,461	93
*	La Jolla Pharmaceutical Co.	22,180	93
*	ContraFect Corp.	16,964	93
*	Avenue Therapeutics Inc.	8,310	92
*	Lexicon Pharmaceuticals Inc.	52,508	92
*	Cassava Sciences Inc.	29,185	92
*	Cerecor Inc.	37,185	91
*	Beyond Air Inc.	16,465	91
*	Soleno Therapeutics Inc.	42,130	90
*	PAVmed Inc.	45,203	89
*	Aravive Inc.	15,315	87
*	Galera Therapeutics Inc.	10,995	86
*	Savara Inc.	58,374	85
*,^	Evelo Biosciences Inc.	18,430	82
*	AVEO Pharmaceuticals Inc.	17,131	82
*	Tyme Technologies Inc.	79,540	80
*	Solid Biosciences Inc.	31,826	76
*	Champions Oncology Inc.	9,075	75
*	Enochian Biosciences Inc.	18,284	75
*,^	Kaleido Biosciences Inc.	11,601	73
*	Immunic Inc.	4,328	69
*,^	PhaseBio Pharmaceuticals Inc.	17,958	69
*	Recro Pharma Inc.	24,976	69
*	Oncocyte Corp.	54,356	68
*	Venus Concept Inc.	23,489	67
*	Lyra Therapeutics Inc.	5,137	67
*	Milestone Scientific Inc.	44,124	66
*,^	Marker Therapeutics Inc.	35,885	65
*	Axcella Health Inc.	12,216	61
*	Centogene NV	5,123	59
*	scPharmaceuticals Inc.	6,750	58
*	Protara Therapeutics Inc.	2,541	54
*	Soliton Inc.	7,605	52
*	Bellerophon Therapeutics Inc.	4,331	47
*	NeuroBo Pharmaceuticals Inc.	5,384	33
*	Nemaura Medical Inc.	8,447	32
*,^	Aytu BioScience Inc.	28,797	31
*	Cohbar Inc.	30,678	29
§,*	Alder BioPharmaceuticals CVR Exp. 12/31/2024	32,046	28
*,^	vTv Therapeutics Inc. Class A	12,190	25
§,*	Synergy Pharmaceuticals LLC	224,815	1
*,^	Pulse Biosciences Inc. Warrants Exp. 12/31/2049	406	1
§,*	Alexion Pharmaceuticals, Inc. CVR Exp. 06/29/2024	1,953	1
§,*	Oncternal Therapeutics Inc. CVR	846	1
			474,482
Materials & Processing (6.9%)
*	TopBuild Corp.	41,903	6,445

22

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Simpson Manufacturing Co. Inc.	55,144	5,423
	Louisiana-Pacific Corp.	142,922	4,708
	UFP Industries Inc.	75,720	4,494
*	Builders FirstSource Inc.	146,670	4,491
*	RBC Bearings Inc.	31,189	4,118
	Hecla Mining Co.	661,728	3,984
	Balchem Corp.	40,736	3,980
	Rexnord Corp.	134,763	3,903
	Advanced Drainage Systems Inc.	62,606	3,473
*	Alcoa Corp.	237,405	3,471
*	BMC Stock Holdings Inc.	85,292	3,405
	Cleveland-Cliffs Inc.	500,730	3,295
	Quaker Chemical Corp.	16,833	3,198
*	Novagold Resources Inc.	300,810	3,186
	HB Fuller Co.	65,308	3,146
	Commercial Metals Co.	150,728	3,146
	Stepan Co.	27,269	3,144
	Sensient Technologies Corp.	53,727	2,967
*	Ingevity Corp.	52,676	2,959
	AAON Inc.	51,964	2,958
	Avient Corp.	115,886	2,957
*	Masonite International Corp.	30,901	2,821
*	Arconic Corp.	126,041	2,804
*	Coeur Mining Inc.	306,374	2,592
*	Gibraltar Industries Inc.	41,362	2,583
*	Installed Building Products Inc.	28,985	2,516
	Compass Minerals International Inc.	43,284	2,464
*	Beacon Roofing Supply Inc.	69,241	2,347
	Innospec Inc.	31,041	2,318
	Comfort Systems USA Inc.	45,537	2,307
	Boise Cascade Co.	49,617	2,272
*	Summit Materials Inc. Class A	149,350	2,224
	Minerals Technologies Inc.	43,210	2,193
	United States Steel Corp.	278,225	2,179
	O-I Glass Inc.	198,597	2,161
	Mueller Water Products Inc. Class A	198,644	2,145
	Mueller Industries Inc.	70,866	2,105
	Domtar Corp.	69,234	1,975
	Worthington Industries Inc.	47,081	1,955
*	JELD-WEN Holding Inc.	86,314	1,817
*	GCP Applied Technologies Inc.	62,223	1,622
	Patrick Industries Inc.	28,329	1,592
*	Livent Corp.	186,014	1,577
	Materion Corp.	25,753	1,406
*	GMS Inc.	52,970	1,403
*	PGT Innovations Inc.	73,903	1,340
*	Ferro Corp.	103,748	1,294
	Kaiser Aluminum Corp.	19,970	1,284
	Carpenter Technology Corp.	60,297	1,268
	Trinseo SA	48,547	1,209
	Schweitzer-Mauduit International Inc.	39,484	1,198
	Greif Inc. Class A	32,346	1,192
	Tronox Holdings plc Class A	112,450	1,008
	Griffon Corp.	46,280	1,006
	Neenah Inc.	21,392	947
	Orion Engineered Carbons SA	75,727	920
	Chase Corp.	9,263	904
	P H Glatfelter Co.	55,040	825
	Quanex Building Products Corp.	41,292	694
	Myers Industries Inc.	45,011	689
*	Clearwater Paper Corp.	20,206	680
	Apogee Enterprises Inc.	32,317	676
	Schnitzer Steel Industries Inc.	32,396	639
*	Koppers Holdings Inc.	26,119	628

23

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Century Aluminum Co.	63,272	624
	Hawkins Inc.	12,150	610
	Verso Corp.	44,078	578
*	MRC Global Inc.	98,719	562
*	PQ Group Holdings Inc.	48,176	561
	Tredegar Corp.	32,850	556
*	Kraton Corp.	39,196	550
*	US Concrete Inc.	20,065	536
	American Vanguard Corp.	36,226	513
	Omega Flex Inc.	3,643	480
*	AdvanSix Inc.	34,393	438
*	Cornerstone Building Brands Inc.	54,962	438
	Insteel Industries Inc.	23,315	430
	US Silica Holdings Inc.	94,691	422
*	Foundation Building Materials Inc.	25,627	416
	FutureFuel Corp.	32,376	392
*	UFP Technologies Inc.	8,805	363
*	Northwest Pipe Co.	12,299	348
	Kronos Worldwide Inc.	27,507	344
*	Ranpak Holdings Corp. Class A	36,473	326
	Gold Resource Corp.	81,226	323
*	Forterra Inc.	24,174	320
	Greif Inc. Class B	7,686	315
	Caesarstone Ltd.	27,671	305
	Haynes International Inc.	15,548	291
*,^	Amyris Inc.	88,258	289
*	Veritiv Corp.	16,602	289
*	Uranium Energy Corp.	233,254	268
*,^	Energy Fuels Inc.	146,647	267
	Caledonia Mining Corp. plc	14,051	255
*	Rayonier Advanced Materials Inc.	77,933	246
	NN Inc.	53,638	244
	United States Lime & Minerals Inc.	2,561	236
	LSI Industries Inc.	32,349	222
*	Aspen Aerogels Inc.	25,840	220
*	TimkenSteel Corp.	57,333	216
*	Alpha Pro Tech Ltd.	15,404	216
*	Unifi Inc.	17,127	209
*	LB Foster Co. Class A	13,232	198
	Eastern Co.	7,116	156
	Olympic Steel Inc.	11,810	130
*	Concrete Pumping Holdings Inc.	34,859	127
	Intrepid Potash Inc.	12,633	118
*	Ryerson Holding Corp.	20,401	112
*	Marrone Bio Innovations Inc.	88,128	112
*	AgroFresh Solutions Inc.	37,392	93
	NL Industries Inc.	10,524	37
	Valhi Inc.	593	8
			167,939
Other (0.1%)[1]
*	ALX Oncology Holdings Inc.	3,351	136
*	Rackspace Technology Inc.	5,732	122
*	Acutus Medical Inc.	3,028	106
*	Kymera Therapeutics Inc.	2,729	87
*	Vroom Inc.	1,050	72
*	GoHealth Inc. Class A	4,952	69
*	IBEX Ltd.	3,475	56
*	Selectquote Inc.	3,017	55
*	Allovir Inc.	1,638	53
*	Annexon Inc.	2,131	53
*	iTeos Therapeutics Inc.	1,669	48
*	Lemonade Inc.	822	48
*	Oak Street Health Inc.	1,058	47
*	Generation Bio Co.	1,462	46

24

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Albertsons Cos. Inc. Class A	3,140	43
*	Pandion Therapeutics Inc.	2,288	42
*	Vaxcyte Inc.	872	40
*	Nurix Therapeutics Inc.	1,673	39
*	Accolade Inc.	1,153	39
*	Shift4 Payments Inc. Class A	756	38
*	Duck Creek Technologies Inc.	803	31
*	Trean Insurance Group Inc.	1,990	31
§,*,^	Tobira Therapeutics CVR Exp. 12/31/2028	6,201	28
*	Montrose Environmental Group Inc.	924	26
*	Vital Farms Inc.	659	26
*	Applied Molecular Transport Inc.	998	26
*	Jamf Holding Corp.	654	25
*	Vertex Inc.	984	25
*	Inari Medical Inc.	303	24
*	Checkmate Pharmaceuticals Inc.	1,524	24
*	BigCommerce Holdings Inc.	199	23
*	nCino Inc.	207	19
*	Progenity Inc.	2,016	19
*	Pliant Therapeutics Inc.	717	18
*	Avidity Biosciences Inc.	584	17
*	Akouos Inc.	723	16
*	Inhibrx Inc.	908	16
*	Poseida Therapeutics Inc.	940	9
*	Harmony Biosciences Holdings Inc.	203	7
*	Inozyme Pharma Inc.	216	7
*	Berkeley Lights Inc.	67	4
§,*	Media General Inc. CVR	85,418	3
*	Relay Therapeutics Inc.	67	3
§,*	NewStar Financial Inc. CVR	18,788	2
§,*	Lantheus Holdings CVR	110,304	—
§,*	Clinical Data CVR	913	—
§,*	Omthera Pharmeceuticals CVR	2,012	—
			1,668
Producer Durables (12.7%)
	Tetra Tech Inc.	68,253	6,300
	MAXIMUS Inc.	77,354	5,999
*	Plug Power Inc.	449,505	5,835
	Exponent Inc.	64,984	5,228
	EMCOR Group Inc.	68,789	5,160
*	Proto Labs Inc.	33,844	4,975
*	ASGN Inc.	64,433	4,624
	KBR Inc.	180,363	4,507
*	Saia Inc.	33,273	4,465
	John Bean Technologies Corp.	39,701	4,070
	EnerSys	53,831	3,875
*	Aerojet Rocketdyne Holdings Inc.	92,885	3,843
	UniFirst Corp.	19,091	3,677
	Werner Enterprises Inc.	77,116	3,548
*	TriNet Group Inc.	52,136	3,537
	Franklin Electric Co. Inc.	58,352	3,464
*	MasTec Inc.	71,893	3,322
	Watts Water Technologies Inc. Class A	34,625	3,315
*	Casella Waste Systems Inc. Class A	58,397	3,279
	ABM Industries Inc.	84,978	3,241
	Altra Industrial Motion Corp.	81,744	3,192
	Insperity Inc.	45,910	3,093
	Brink's Co.	63,718	3,081
	Kennametal Inc.	105,283	3,055
*	Itron Inc.	50,863	3,030
*	Chart Industries Inc.	45,776	3,008
	Hillenbrand Inc.	93,847	2,976
	Applied Industrial Technologies Inc.	49,051	2,953
	GATX Corp.	44,137	2,952

25

Vanguard® Russell 2000 Index Fund

Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	WESCO International Inc.	62,247	2,916
	ESCO Technologies Inc.	32,367	2,910
	Brady Corp. Class A	61,459	2,882
*	Advanced Disposal Services Inc.	93,124	2,806
*	ExlService Holdings Inc.	42,520	2,708
*	Kratos Defense & Security Solutions Inc.	134,177	2,623
*,2	API Group Corp.	177,633	2,512
	Federal Signal Corp.	75,826	2,436
*	Dycom Industries Inc.	38,955	2,396
*	CryoPort Inc.	42,658	2,367
	Barnes Group Inc.	59,517	2,357
*	SPX FLOW Inc.	53,960	2,346
	Triton International Ltd.	64,694	2,333
*	SPX Corp.	54,510	2,280
	Badger Meter Inc.	36,958	2,280
	Moog Inc. Class A	37,713	2,274
*	Hub Group Inc. Class A	41,526	2,236
	Matson Inc.	54,237	2,173
	Allegiant Travel Co. Class A	16,563	2,130
	Korn Ferry	69,531	2,121
	SkyWest Inc.	62,429	2,101
*	AeroVironment Inc.	27,452	2,097
*	Resideo Technologies Inc.	156,948	2,097
*	Cimpress plc	22,549	2,090
	Forward Air Corp.	35,266	2,080
	McGrath RentCorp	30,591	2,030
	Albany International Corp. Class A	38,982	2,023
*	Navistar International Corp.	63,167	2,020
	Otter Tail Corp.	50,787	1,973
*	Vicor Corp.	22,526	1,960
*,^	Spirit Airlines Inc.	109,616	1,960
*	Air Transport Services Group Inc.	74,536	1,895
	Belden Inc.	55,973	1,885
	Cubic Corp.	39,820	1,875
*	Atlas Air Worldwide Holdings Inc.	32,595	1,838
*	Verra Mobility Corp. Class A	169,586	1,792
	Herman Miller Inc.	74,751	1,781
	HNI Corp.	54,066	1,722
	Fluor Corp.	178,854	1,703
*	OSI Systems Inc.	21,434	1,688
	Kadant Inc.	14,474	1,685
	Terex Corp.	85,331	1,670
*	Sykes Enterprises Inc.	49,665	1,644
	Rush Enterprises Inc. Class A	33,737	1,630
	Kaman Corp.	35,075	1,622
*	Atkore International Group Inc.	60,098	1,606
	ICF International Inc.	23,112	1,579
*	CBIZ Inc.	64,728	1,574
*	Vivint Smart Home Inc.	88,452	1,570
	Tennant Co.	23,207	1,543
	EnPro Industries Inc.	26,226	1,535
	Helios Technologies Inc.	37,306	1,534
	Deluxe Corp.	53,126	1,509
	Astec Industries Inc.	28,432	1,499
	US Ecology Inc.	39,624	1,471
*,^	Workhorse Group Inc.	79,782	1,445
	Enerpac Tool Group Corp. Class A	68,691	1,429
	Covanta Holding Corp.	150,630	1,422
*	Harsco Corp.	99,398	1,407
	Alamo Group Inc.	12,522	1,389
*	TriMas Corp.	54,779	1,385
	Lindsay Corp.	13,737	1,373
	Marten Transport Ltd.	75,230	1,366
*	Allegheny Technologies Inc.	161,015	1,341

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
	Encore Wire Corp.	25,830	1,333
	TTEC Holdings Inc.	23,055	1,307
	CSW Industrials Inc.	17,823	1,288
*	FARO Technologies Inc.	22,607	1,277
	Mesa Laboratories Inc.	5,138	1,264
*	Herc Holdings Inc.	30,578	1,252
*	Huron Consulting Group Inc.	28,798	1,249
*	Welbilt Inc.	165,357	1,220
	Pitney Bowes Inc.	217,737	1,195
	Heartland Express Inc.	57,672	1,193
	Frontline Ltd.	148,558	1,183
	Primoris Services Corp.	60,820	1,159
	AZZ Inc.	33,037	1,147
	Steelcase Inc. Class A	109,675	1,146
	Raven Industries Inc.	44,789	1,113
	Granite Construction Inc.	59,426	1,105
	Greenbrier Cos. Inc.	40,507	1,101
	Douglas Dynamics Inc.	28,600	1,098
	ArcBest Corp.	31,623	1,070
	Columbus McKinnon Corp.	29,109	1,059
	SFL Corp. Ltd.	118,932	1,044
*	Echo Global Logistics Inc.	32,877	898
	Standex International Corp.	15,437	893
	Shyft Group Inc.	42,844	856
	Kforce Inc.	24,780	851
	AAR Corp.	42,165	851
	H&E Equipment Services Inc.	40,264	816
	Wabash National Corp.	66,496	812
	Knoll Inc.	62,925	810
	Kelly Services Inc. Class A	42,266	803
	Nordic American Tankers Ltd.	182,971	798
*	MYR Group Inc.	20,470	794
	Argan Inc.	18,718	792
*	Textainer Group Holdings Ltd.	66,813	784
	Hawaiian Holdings Inc.	57,135	768
*	SEACOR Holdings Inc.	24,152	763
	Scorpio Tankers Inc.	64,309	761
*	TrueBlue Inc.	44,981	761
*	Great Lakes Dredge & Dock Corp.	80,589	755
*	CIRCOR International Inc.	25,439	754
	ACCO Brands Corp.	115,981	752
	DHT Holdings Inc.	140,073	741
	Gorman-Rupp Co.	22,100	706
*	Conduent Inc.	207,316	701
*	NV5 Global Inc.	13,339	691
*	PAE Inc.	74,437	658
*	Tutor Perini Corp.	51,264	643
*	Vectrus Inc.	14,420	626
*	Aegion Corp. Class A	38,090	617
	MTS Systems Corp.	24,266	592
	Ennis Inc.	32,181	590
*	Thermon Group Holdings Inc.	41,167	542
	Barrett Business Services Inc.	9,349	538
	International Seaways Inc.	31,078	527
	Heidrick & Struggles International Inc.	24,084	521
	Luxfer Holdings plc	36,268	516
	Kimball International Inc. Class B	45,239	507
*	Ducommun Inc.	13,548	506
	Hyster-Yale Materials Handling Inc.	12,435	502
*	Sterling Construction Co. Inc.	34,847	493
*	Forrester Research Inc.	13,708	486
*	BrightView Holdings Inc.	39,182	481
	Triumph Group Inc.	65,394	473
	Resources Connection Inc.	38,290	471

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	CAI International Inc.	20,332	443
*	Construction Partners Inc. Class A	23,676	443
	Miller Industries Inc.	13,938	437
*	Modine Manufacturing Co.	63,043	427
*	Lydall Inc.	21,843	410
*	Energy Recovery Inc.	47,602	405
	CRA International Inc.	9,457	402
*	Manitowoc Co. Inc.	42,573	401
	Allied Motion Technologies Inc.	9,371	399
	Hackett Group Inc.	31,099	392
*	DXP Enterprises Inc.	20,368	392
*	Vishay Precision Group Inc.	15,624	389
*	Willdan Group Inc.	13,338	376
*	Napco Security Technologies Inc.	14,784	368
*	Dorian LPG Ltd.	43,426	367
*	Daseke Inc.	58,579	360
*	American Superconductor Corp.	28,219	354
*	CECO Environmental Corp.	39,890	338
*	Titan Machinery Inc.	24,445	330
	VSE Corp.	11,228	326
	Costamare Inc.	62,194	314
*	Franklin Covey Co.	15,744	311
	Powell Industries Inc.	11,449	309
*	IES Holdings Inc.	10,436	301
*	Covenant Transportation Group Inc. Class A	16,322	299
*	Cross Country Healthcare Inc.	45,415	290
*	Diamond S Shipping Inc.	34,770	285
*	Heritage-Crystal Clean Inc.	18,652	274
*	US Xpress Enterprises Inc. Class A	28,496	273
	REV Group Inc.	35,057	272
*	Astronics Corp.	29,481	267
*	Radiant Logistics Inc.	50,444	266
	Park Aerospace Corp.	23,939	266
	Rush Enterprises Inc. Class B	6,032	252
*	Transcat Inc.	8,472	249
*	Team Inc.	38,810	247
*	Luna Innovations Inc.	36,520	234
*	Acacia Research Corp.	59,370	225
*	Blue Bird Corp.	19,502	222
	Hurco Cos. Inc.	7,795	220
*	Orion Energy Systems Inc.	33,725	215
	Universal Logistics Holdings Inc.	10,006	215
	Preformed Line Products Co.	3,902	212
*	Lawson Products Inc.	5,582	200
*	Overseas Shipholding Group Inc. Class A	86,831	183
	Park-Ohio Holdings Corp.	11,070	175
*,^	ExOne Co.	14,176	173
	Graham Corp.	12,653	166
*	GP Strategies Corp.	17,178	166
*	ServiceSource International Inc.	109,370	165
	Ardmore Shipping Corp.	43,041	159
*	Eagle Bulk Shipping Inc.	58,391	154
*	DHI Group Inc	62,816	153
*	Gencor Industries Inc.	12,002	151
	Quad/Graphics Inc.	43,011	150
*	PFSweb Inc.	17,596	149
*,^	EVI Industries Inc.	6,032	148
	Genco Shipping & Trading Ltd.	20,509	146
*	Mesa Air Group Inc.	38,049	139
*	HC2 Holdings Inc.	55,241	138
*	Sharps Compliance Corp.	17,957	137
*,^	Wrap Technologies Inc.	14,382	125
	BG Staffing Inc.	12,168	114
*	Mistras Group Inc.	23,935	114

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	StarTek Inc.	22,092	110
	Scorpio Bulkers Inc.	6,938	97
*	Information Services Group Inc.	45,127	93
*	Mastech Digital Inc.	4,915	91
*	General Finance Corp.	13,989	91
*	PAM Transportation Services Inc.	2,357	86
*	Willis Lease Finance Corp.	3,757	80
	Advanced Emissions Solutions Inc.	20,670	80
*	Safe Bulkers Inc.	69,162	77
*	Ultralife Corp.	11,471	73
*	Mayville Engineering Co. Inc.	8,428	72
*	Nesco Holdings Inc.	16,686	67
*	Target Hospitality Corp.	38,525	56
	Pangaea Logistics Solutions Ltd.	12,729	31
	Teekay Tankers Ltd. Class A	466	6
			309,623
Technology (13.3%)
*	Q2 Holdings Inc.	62,811	6,111
*	Silicon Laboratories Inc.	54,888	5,621
	Cabot Microelectronics Corp.	36,759	5,598
*	II-VI Inc.	125,773	5,597
*	Envestnet Inc.	67,229	5,579
*	Blackline Inc.	63,530	5,551
*	Varonis Systems Inc.	39,477	4,877
*	Lattice Semiconductor Corp.	170,231	4,869
*	Semtech Corp.	81,765	4,795
	Brooks Automation Inc.	91,977	4,749
*	Novanta Inc.	43,325	4,643
*	LiveRamp Holdings Inc.	83,020	4,636
*	LivePerson Inc.	77,137	4,602
*	Qualys Inc.	43,083	4,573
*	Sailpoint Technologies Holdings Inc.	111,621	4,379
*	ACI Worldwide Inc.	144,978	4,259
	Power Integrations Inc.	74,622	4,177
*	Rapid7 Inc.	63,875	4,124
*	J2 Global Inc.	58,660	4,106
	Blackbaud Inc.	62,556	3,994
*	Viavi Solutions Inc.	289,809	3,865
*	Verint Systems Inc.	81,190	3,861
*	Bandwidth Inc. Class A	24,288	3,825
*	SVMK Inc.	150,983	3,758
*	Synaptics Inc.	43,082	3,676
*	Box Inc.	186,802	3,667
	Perspecta Inc.	176,321	3,662
*	Advanced Energy Industries Inc.	48,101	3,565
*	SPS Commerce Inc.	44,490	3,554
*	Mimecast Ltd.	71,559	3,524
*	Alarm.com Holdings Inc.	57,326	3,432
*	Cloudera Inc.	259,321	3,426
*	Appfolio Inc.	20,232	3,400
*	Acacia Communications Inc.	49,087	3,312
*	Tenable Holdings Inc.	87,364	3,288
*	Fabrinet	46,467	3,242
*	Workiva Inc. Class A	48,703	2,873
*	Covetrus Inc.	124,439	2,851
*	Plexus Corp.	36,388	2,768
*	Cornerstone OnDemand Inc.	76,871	2,711
	Vishay Intertechnology Inc.	168,451	2,693
*	Rogers Corp.	23,623	2,677
*	Cargurus Inc.	109,493	2,669
*	Insight Enterprises Inc.	43,917	2,626
*	Diodes Inc.	53,637	2,621
*	Bottomline Technologies DE Inc.	54,874	2,614
*	iRobot Corp.	34,980	2,590

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
	ManTech International Corp. Class A	34,348	2,571
*,^	Appian Corp. Class A	41,657	2,551
*	Yext Inc.	128,189	2,546
*	Digital Turbine Inc.	104,441	2,526
*	FormFactor Inc.	96,626	2,525
*	Cerence Inc.	46,556	2,477
*	Sanmina Corp.	85,032	2,406
	InterDigital Inc.	39,017	2,386
*	Inovalon Holdings Inc. Class A	93,539	2,315
*	CommVault Systems Inc.	52,980	2,290
*	Altair Engineering Inc. Class A	53,185	2,235
*	Ambarella Inc.	41,954	2,211
	Progress Software Corp.	56,867	2,155
*	MACOM Technology Solutions Holdings Inc.	59,649	2,125
*	NetScout Systems Inc.	89,744	2,077
*	MaxLinear Inc.	84,774	2,064
*	Yelp Inc. Class A	88,704	2,051
*	PROS Holdings Inc.	49,781	1,941
*	Rambus Inc.	143,802	1,931
*	Onto Innovation Inc.	60,143	1,879
*	Avaya Holdings Corp.	117,668	1,826
*	Upwork Inc.	117,711	1,793
	NIC Inc.	83,456	1,784
*	Perficient Inc.	41,355	1,775
	Maxar Technologies Inc.	76,424	1,769
	CSG Systems International Inc.	41,461	1,765
	Xperi Holding Corp.	136,042	1,705
*	Model N Inc.	43,286	1,702
*	Knowles Corp.	112,352	1,692
*	Zuora Inc. Class A	123,943	1,684
*	Amkor Technology Inc.	126,711	1,545
*	Super Micro Computer Inc.	56,335	1,543
*	TTM Technologies Inc.	126,975	1,455
*	Virtusa Corp.	36,460	1,442
*	Infinera Corp.	197,214	1,438
*	MicroStrategy Inc. Class A	9,867	1,425
*	Domo Inc.	32,350	1,317
*	Glu Mobile Inc.	164,464	1,306
	Methode Electronics Inc.	46,076	1,304
*	ePlus Inc.	16,912	1,297
*	NETGEAR Inc.	36,979	1,233
*	Ultra Clean Holdings Inc.	50,244	1,232
	Shutterstock Inc.	24,432	1,229
*	Calix Inc.	61,642	1,199
*	TechTarget Inc.	29,808	1,183
*	CEVA Inc.	27,570	1,165
*	Upland Software Inc.	28,969	1,136
*	Schrodinger Inc.	18,758	1,134
*	Vocera Communications Inc.	39,913	1,117
*	Ping Identity Holding Corp.	31,609	1,090
	Sapiens International Corp. NV	32,274	1,082
*	nLight Inc.	43,875	1,025
*,^	Inseego Corp.	86,483	993
*	Axcelis Technologies Inc.	41,442	979
*	Magnite Inc.	131,385	966
	Simulations Plus Inc.	15,991	953
*	Parsons Corp.	28,477	947
*	Groupon Inc. Class A	28,884	919
*	OneSpan Inc.	42,296	911
*	Unisys Corp.	77,766	907
	Benchmark Electronics Inc.	45,847	899
	Cohu Inc.	51,677	889
*	Eventbrite Inc. Class A	79,944	859
	CTS Corp.	39,996	836

30

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Limelight Networks Inc.	147,103	834
*	3D Systems Corp.	146,930	807
*	Photronics Inc.	79,495	797
*	Everi Holdings Inc.	102,047	792
*	MobileIron Inc.	120,907	789
*	ScanSource Inc.	31,767	784
	Ebix Inc.	33,117	764
*	PAR Technology Corp.	20,219	755
*	PDF Solutions Inc.	36,366	753
*	Tucows Inc. Class A	11,754	743
*	Diebold Nixdorf Inc.	88,178	735
*	Veeco Instruments Inc.	61,157	727
*	Blucora Inc.	60,596	723
*	Harmonic Inc.	120,278	710
*	Ichor Holdings Ltd.	27,817	700
	ADTRAN Inc.	60,114	667
*	A10 Networks Inc.	77,538	663
	QAD Inc. Class A	14,512	660
*	TrueCar Inc.	136,397	645
*	Extreme Networks Inc.	146,413	640
*	Mitek Systems Inc.	50,280	638
*	EverQuote Inc. Class A	17,796	632
	PC Connection Inc.	13,864	614
*	ChannelAdvisor Corp.	34,709	584
*	Agilysys Inc.	22,823	579
*	Arlo Technologies Inc.	99,925	573
*	Meet Group Inc.	86,469	545
*	Brightcove Inc.	48,767	542
*	Endurance International Group Holdings Inc.	83,204	542
	American Software Inc. Class A	37,606	532
	Plantronics Inc.	42,129	521
*	Impinj Inc.	21,177	518
	Comtech Telecommunications Corp.	30,542	507
*	Digi International Inc.	36,023	491
*	SMART Global Holdings Inc.	17,952	452
*	SiTime Corp.	6,476	427
*	Zix Corp.	69,909	424
*	Kimball Electronics Inc.	30,204	407
*	NeoPhotonics Corp.	60,718	404
	VirnetX Holding Corp.	80,732	401
*	DSP Group Inc.	27,595	396
*	Sprout Social Inc. Class A	10,009	388
*	Waitr Holdings Inc.	95,478	385
*	Benefitfocus Inc.	36,427	377
	Loral Space & Communications Inc.	15,886	374
*	Ribbon Communications Inc.	86,761	371
*	Ooma Inc.	26,380	360
*	eGain Corp.	26,740	358
*	Alpha & Omega Semiconductor Ltd.	26,122	354
*	CalAmp Corp.	42,661	348
*	Intelligent Systems Corp.	9,082	341
*	Turtle Beach Corp.	16,972	332
*	Avid Technology Inc.	39,553	320
	NVE Corp.	5,992	320
*,^	Akoustis Technologies Inc.	39,431	313
*	ShotSpotter Inc.	10,214	306
*	Applied Optoelectronics Inc.	24,899	290
*	CyberOptics Corp.	8,875	284
*	AXT Inc.	49,719	280
*	Clearfield Inc.	14,761	260
*	Digimarc Corp.	15,339	245
*,^	Veritone Inc.	28,926	239
*	Iteris Inc.	52,035	238
*,^	Atomera Inc.	18,077	230

31

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Synchronoss Technologies Inc.	51,699	227
	Daktronics Inc.	48,553	215
*	Immersion Corp.	22,321	212
*	Genasys Inc.	41,416	207
*	Grid Dynamics Holdings Inc.	27,319	203
*	Quantum Corp.	36,846	201
*	Powerfleet Inc.	34,474	194
*	comScore Inc.	73,442	193
*	GAN Ltd.	9,324	192
*	KVH Industries Inc.	20,680	186
*	GTY Technology Holdings Inc.	56,880	186
*	Telenav Inc.	40,354	185
*	Casa Systems Inc.	40,688	185
*	Intevac Inc.	29,181	175
*	Red Violet Inc.	8,169	170
*	Resonant Inc.	62,449	167
*	Smith Micro Software Inc.	42,109	162
*	Majesco	9,897	158
*	DZS Inc.	15,130	158
	Bel Fuse Inc. Class B	12,699	153
	PCTEL Inc.	22,197	141
*	SecureWorks Corp. Class A	10,819	140
*	GSI Technology Inc.	20,736	132
*	Intellicheck Inc.	20,049	126
*	Rimini Street Inc.	27,575	121
*	Asure Software Inc.	16,928	114
*	Pixelworks Inc.	47,893	109
*	Cambium Networks Corp.	7,304	95
*	Research Frontiers Inc.	33,423	78
*	Park City Group Inc.	15,480	77
*,^	Akerna Corp.	11,292	68
*	SeaChange International Inc.	37,907	51
			323,013
Utilities (4.2%)
	ONE Gas Inc.	66,358	4,918
	Black Hills Corp.	79,587	4,463
	Brookfield Renewable Corp. Class A	86,897	4,425
	Southwest Gas Holdings Inc.	69,914	4,396
	PNM Resources Inc.	100,587	4,394
	Portland General Electric Co.	113,871	4,344
*	Iridium Communications Inc.	149,164	4,178
	Spire Inc.	63,545	3,699
	New Jersey Resources Corp.	120,789	3,641
	Cogent Communications Holdings Inc.	53,837	3,621
	ALLETE Inc.	66,027	3,563
	American States Water Co.	46,663	3,550
	Shenandoah Telecommunications Co.	61,109	3,379
*	Vonage Holdings Corp.	293,708	3,363
	NorthWestern Corp.	64,240	3,317
	Avista Corp.	85,209	3,141
	Ormat Technologies Inc.	50,663	3,084
	MGE Energy Inc.	44,279	2,878
	California Water Service Group	61,706	2,798
	South Jersey Industries Inc.	117,519	2,603
	Clearway Energy Inc.	98,622	2,516
*	Evoqua Water Technologies Corp.	108,732	2,225
*	8x8 Inc.	128,824	2,175
	SJW Group	33,473	2,093
	Brookfield Infrastructure Corp. Class A	41,182	2,056
	Northwest Natural Holding Co.	38,611	1,973
	Chesapeake Utilities Corp.	20,470	1,674
	Middlesex Water Co.	21,672	1,390
	Clearway Energy Inc. Class A	46,680	1,127
*	Sunnova Energy International Inc.	40,674	965

32

Vanguard® Russell 2000 Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Cincinnati Bell Inc.	63,619	958
	ATN International Inc.	14,056	815
	Unitil Corp.	18,532	782
	York Water Co.	16,317	744
*	Anterix Inc.	16,746	733
*	Boingo Wireless Inc.	55,029	715
*	Consolidated Communications Holdings Inc.	91,089	709
*	WideOpenWest Inc.	65,765	378
*,^	Gogo Inc.	73,007	375
*	ORBCOMM Inc.	91,614	367
	Artesian Resources Corp. Class A	9,977	351
*,^	Cadiz Inc.	25,096	263
	Spok Holdings Inc.	23,356	253
*	Pure Cycle Corp.	25,082	245
*	Atlantic Power Corp.	113,890	236
	RGC Resources Inc.	9,740	227
	Consolidated Water Co. Ltd.	17,741	213
*,^	GTT Communications Inc.	40,012	199
	Global Water Resources Inc.	16,550	183
	Genie Energy Ltd. Class B	17,437	154
	Alaska Communications Systems Group Inc.	65,288	146
	Spark Energy Inc. Class A	15,050	138
*	IDT Corp. Class B	18,344	120
			101,253
Total Common Stocks (Cost $2,418,947)			2,424,224

Coupon
Temporary Cash Investments (1.7%)
Money Market Fund (1.7%)
[3,4]	Vanguard Market Liquidity Fund	0.147%	412,345	41,235

		Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[5] United States Treasury Bill	0.116%	9/29/20	640,000	640
Total Temporary Cash Investments (Cost $41,862)				41,875
Total Investments (101.4%) (Cost $2,460,809)				2,466,099
Other Assets and Liabilities—Net (-1.4%)				(33,500)
Net Assets (100%)				2,432,599

Cost is in $000.
§	Security value determined using significant unobservable inputs.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $34,746,000.
1	“Other” represents securities that are not classified by the fund's benchmark index.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the value of this security represented 0.1% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $38,189,000 was received for securities on loan, of which $35,553,000 is held in Vanguard Market Liquidity Fund and $2,636,000 is held in cash.
5	Securities with a value of $629,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
Common Stocks (99.8%)
Consumer Discretionary (15.2%)
*	Penn National Gaming Inc.	28,122	1,437
*	Meritage Homes Corp.	14,750	1,416
	Marriott Vacations Worldwide Corp.	14,855	1,406
	Aaron's Inc.	24,727	1,382
	Lithia Motors Inc. Class A	4,757	1,184
	TEGNA Inc.	92,238	1,155
	KB Home	31,797	1,137
*	Taylor Morrison Home Corp. Class A	47,944	1,128
*	Caesars Entertainment Inc.	23,690	1,085
	KAR Auction Services Inc.	54,484	945
	Goodyear Tire & Rubber Co.	97,488	935
	MDC Holdings Inc.	21,449	930
*	TRI Pointe Group Inc.	54,647	922
	Boyd Gaming Corp.	34,232	917
^	Macy's Inc.	130,734	911
	Dana Inc.	60,984	851
	Wolverine World Wide Inc.	33,671	841
	Callaway Golf Co.	39,385	822
	American Eagle Outfitters Inc.	63,760	804
	WillScot Mobile Mini Holdings Corp. Class A	43,904	786
	Cracker Barrel Old Country Store Inc.	5,786	774
	Cooper Tire & Rubber Co.	21,239	734
*	Adtalem Global Education Inc.	21,945	729
	Big Lots Inc.	15,242	719
	Jack in the Box Inc.	8,480	699
*	Urban Outfitters Inc.	29,071	684
	Cinemark Holdings Inc.	44,994	659
	Bed Bath & Beyond Inc.	53,416	651
*	Adient plc	37,045	642
	Group 1 Automotive Inc.	7,336	634
*	K12 Inc.	16,835	626
*	American Woodmark Corp.	7,126	624
	La-Z-Boy Inc.	18,752	609
	PriceSmart Inc.	8,986	591
*	Laureate Education Inc. Class A	45,280	567
*	Sally Beauty Holdings Inc.	47,151	526
	Cheesecake Factory Inc.	17,650	521
*	Asbury Automotive Group Inc.	4,887	517
	ODP Corp.	21,963	514
*	M/I Homes Inc.	11,726	499
	Kontoor Brands Inc.	21,651	479
*	Vista Outdoor Inc.	24,525	476
	International Game Technology plc	41,340	460
*	Liberty Latin America Ltd. Class C	47,811	456
	Sinclair Broadcast Group Inc. Class A	21,626	450
*	Century Communities Inc.	12,282	438
	Sonic Automotive Inc. Class A	9,930	420
*	Smith & Wesson Brands Inc.	22,875	418
	Steven Madden Ltd.	19,587	414
*	Central Garden & Pet Co. Class A	11,107	413
*	Gray Television Inc.	26,090	405
	Acushnet Holdings Corp.	11,021	389
*	At Home Group Inc.	20,350	389
	Signet Jewelers Ltd.	22,105	382
*	American Axle & Manufacturing Holdings Inc.	47,626	371
	Dine Brands Global Inc.	6,173	368
*	WW International Inc.	15,197	357
*	Michaels Cos. Inc.	31,573	355
	Standard Motor Products Inc.	7,497	341
	Abercrombie & Fitch Co.	26,080	339
*	Sleep Number Corp.	7,068	339

34

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Tupperware Brands Corp.	20,783	339
	Oxford Industries Inc.	6,793	336
	Monro Inc.	7,016	323
*	IMAX Corp.	20,964	322
	Brinker International Inc.	6,253	282
	Matthews International Corp. Class A	12,752	279
	Scholastic Corp.	12,157	274
*	Overstock.com Inc.	3,053	267
*	Rosetta Stone Inc.	8,789	267
	EW Scripps Co. Class A	23,754	264
*	MarineMax Inc.	8,744	257
*	Lumber Liquidators Holdings Inc.	10,446	251
*	Cars.com Inc.	28,589	248
	BJ's Restaurants Inc.	7,872	248
*	SeaWorld Entertainment Inc.	12,102	247
*	AMC Networks Inc. Class A	9,781	238
*	iHeartMedia Inc. Class A	25,359	234
*	Hibbett Sports Inc.	6,994	233
	Buckle Inc.	12,286	230
*	Zumiez Inc.	8,870	228
*	Stoneridge Inc.	11,012	222
*	National Vision Holdings Inc.	5,865	220
	Guess? Inc.	18,514	213
*	Fitbit Inc. Class A	33,076	210
	Dave & Buster's Entertainment Inc.	12,535	208
*	G-III Apparel Group Ltd.	18,642	206
	Papa John's International Inc.	2,043	201
*	SP Plus Corp.	9,754	200
*	American Public Education Inc.	6,115	192
	Designer Brands Inc. Class A	26,133	184
*	Liberty Latin America Ltd. Class A	18,748	184
	Viad Corp.	8,552	183
	National Presto Industries Inc.	2,025	182
*	QuinStreet Inc.	13,601	179
	Franchise Group Inc.	7,206	177
*	Tenneco Inc. Class A	21,621	176
*	MSG Networks Inc.	16,876	164
^,*	GameStop Corp. Class A	24,241	162
*	Meritor Inc.	6,877	157
*	Chuy's Holdings Inc.	7,023	156
	Carriage Services Inc. Class A	6,982	155
	Interface Inc. Class A	20,365	154
	Haverty Furniture Cos. Inc.	7,148	151
	Marcus Corp.	9,507	149
*	Nautilus Inc.	12,554	149
*	Beazer Homes USA Inc.	12,085	148
*	Green Brick Partners Inc.	10,074	143
	Ethan Allen Interiors Inc.	9,927	141
*	Scientific Games Corp.	6,828	141
*	Quotient Technology Inc.	16,039	140
	Winmark Corp.	896	138
*	Central Garden & Pet Co.	3,316	135
*	Liberty Media Corp-Liberty Braves Class C	6,903	134
	OneSpaWorld Holdings Ltd.	19,152	133
	Shoe Carnival Inc.	3,944	130
^	AMC Entertainment Holdings Inc. Class A	22,044	130
*	Cooper-Standard Holdings Inc.	7,091	129
	Caleres Inc.	16,264	127
*	El Pollo Loco Holdings Inc.	7,088	127
*	Hudson Ltd. Class A	16,795	127
*	Fossil Group Inc.	19,602	126
*	Motorcar Parts of America Inc.	6,958	121
	Red Rock Resorts Inc. Class A	6,974	119
*	Genesco Inc.	6,008	117

35

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Clarus Corp.	9,238	116
	Meredith Corp.	8,301	116
	Hooker Furniture Corp.	4,671	115
*	Del Taco Restaurants Inc.	12,642	106
*	Houghton Mifflin Harcourt Co.	44,723	101
*	Carrols Restaurant Group Inc.	14,963	100
^	Dillard's Inc. Class A	3,199	97
	Gannett Co. Inc.	55,711	96
^,*	Eros International plc	30,949	96
	Johnson Outdoors Inc. Class A	1,117	96
	National CineMedia Inc.	26,390	95
*	Conn's Inc.	7,404	95
*	Denny's Corp.	8,003	92
	Citi Trends Inc.	4,629	89
*	Stitch Fix Inc. Class A	3,695	89
*	American Outdoor Brands Inc.	5,779	88
	Superior Group of Cos. Inc.	3,778	87
*	Liberty TripAdvisor Holdings Inc. Class A	30,813	86
*	Liquidity Services Inc.	11,800	85
*	Central European Media Enterprises Ltd. Class A	19,674	82
	Escalade Inc.	4,379	79
*	Boston Omaha Corp. Class A	4,788	78
*	Fiesta Restaurant Group Inc.	7,633	76
	Tribune Publishing Co.	6,623	75
	Entercom Communications Corp. Class A	49,698	75
*	Regis Corp.	9,978	74
	Movado Group Inc.	6,661	73
	Cato Corp. Class A	8,878	71
	Rent-A-Center Inc.	2,303	71
*	Century Casinos Inc.	11,481	71
*	Monarch Casino & Resort Inc.	1,531	70
	Rocky Brands Inc.	2,914	70
	RCI Hospitality Holdings Inc.	3,649	70
*	Lakeland Industries Inc.	3,243	66
*	Lands' End Inc.	4,934	66
	Nathan's Famous Inc.	1,231	65
	Chico's FAS Inc.	50,394	65
*	America's Car-Mart Inc.	627	63
*	Hemisphere Media Group Inc.	6,963	62
	Sturm Ruger & Co. Inc.	857	61
*	Alta Equipment Group Inc.	7,226	60
*	Red Robin Gourmet Burgers Inc.	5,433	60
	Tilly's Inc. Class A	9,418	60
*	Funko Inc. Class A	10,188	60
*	Gaia Inc.	4,980	58
*	Golden Entertainment Inc.	4,441	57
*	Fluent Inc.	17,739	55
*	Hertz Global Holdings Inc.	36,925	54
*	VOXX International Corp.	8,405	53
*	Noodles & Co.	6,838	52
	Lifetime Brands Inc.	5,067	50
*	A-Mark Precious Metals Inc.	2,079	50
	Weyco Group Inc.	2,561	46
*	Vera Bradley Inc.	8,699	46
*	Duluth Holdings Inc.	4,700	46
	Core-Mark Holding Co. Inc.	1,309	44
	Hamilton Beach Brands Holding Co. Class A	1,943	42
*	Legacy Housing Corp.	2,668	41
	Systemax Inc.	1,763	39
*	Eastman Kodak Co.	6,525	39
	Entravision Communications Corp. Class A	24,953	38
	Saga Communications Inc. Class A	1,610	36
	Children's Place Inc.	1,774	35
*	PlayAGS Inc.	8,472	34

36

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Universal Electronics Inc.	743	31
*	LiveXLive Media Inc.	11,231	30
*	Express Inc.	26,966	30
	Emerald Holding Inc.	10,372	29
*	GoPro Inc. Class A	6,025	28
*	Container Store Group Inc.	6,479	28
*	Daily Journal Corp.	100	28
*	Biglari Holdings Inc. Class B	276	27
*	Boot Barn Holdings Inc.	958	27
*	Casper Sleep Inc.	2,797	25
*	Biglari Holdings Inc.	52	24
*	Revlon Inc. Class A	2,571	19
*	Kura Sushi USA Inc. Class A	1,430	17
*	Liberty Media Corp-Liberty Braves Class A	877	17
	Collectors Universe Inc.	340	15
	Bluegreen Vacations Corp.	2,201	12
	CompX International Inc.	662	9
*	CarParts.com Inc.	587	8
*	Universal Technical Institute Inc.	761	5
			59,271
Consumer Staples (3.3%)
*	Darling Ingredients Inc.	67,866	2,170
*	Performance Food Group Co.	55,239	2,017
	Primo Water Corp.	65,942	902
*	Simply Good Foods Co.	35,913	892
*	Edgewell Personal Care Co.	22,973	660
	J&J Snack Foods Corp.	4,626	629
	Vector Group Ltd.	50,144	505
	Universal Corp.	10,205	443
*	United Natural Foods Inc.	22,445	405
*	Hostess Brands Inc. Class A	28,601	367
*	Cal-Maine Foods Inc.	8,790	339
*	BellRing Brands Inc. Class A	16,869	328
*	Rite Aid Corp.	23,198	302
	Fresh Del Monte Produce Inc.	13,013	302
	SpartanNash Co.	14,856	297
	Ingles Markets Inc. Class A	5,947	240
	Andersons Inc.	13,210	234
	Sanderson Farms Inc.	1,912	224
	Weis Markets Inc.	4,049	199
*	Chefs' Warehouse Inc.	10,504	156
*	Seneca Foods Corp. Class A	2,757	131
*	HF Foods Group Inc.	15,068	120
*	Landec Corp.	10,983	112
	B&G Foods Inc.	3,296	103
	Village Super Market Inc. Class A	3,567	91
	Limoneira Co.	5,390	78
	Oil-Dri Corp. of America	2,206	77
	WD-40 Co.	364	74
*	Craft Brew Alliance Inc.	4,583	72
	Alico Inc.	2,213	71
	MGP Ingredients Inc.	1,377	49
*	NewAge Inc.	20,600	45
*	Farmer Bros Co.	6,814	43
*	Nature's Sunshine Products Inc.	3,760	41
	Tootsie Roll Industries Inc.	1,109	35
	Natural Grocers by Vitamin Cottage Inc.	1,412	16
*	Bridgford Foods Corp.	358	6
			12,775
Energy (4.2%)
	Ovintiv Inc.	109,986	1,219
	Arcosa Inc.	20,489	948
*	CNX Resources Corp.	78,189	857
*	ChampionX Corp.	77,823	797

37

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	World Fuel Services Corp.	26,257	693
	Range Resources Corp.	90,125	672
*	Southwestern Energy Co.	228,690	636
*	PDC Energy Inc.	41,944	635
*	Renewable Energy Group Inc.	16,089	538
*	Dril-Quip Inc.	14,630	485
*	Matador Resources Co.	46,167	449
	Delek US Holdings Inc.	26,230	413
*	Golar LNG Ltd.	38,570	399
	Archrock Inc.	53,899	354
	PBF Energy Inc. Class A	40,909	350
	Warrior Met Coal Inc.	21,787	337
*	Antero Resources Corp.	102,853	331
*	NOW Inc.	45,523	331
*	Transocean Ltd.	247,756	302
	Patterson-UTI Energy Inc.	77,593	299
	Kosmos Energy Ltd.	170,813	251
	Arch Coal Inc. Class A	6,398	241
	Cactus Inc.	10,768	238
*	Oceaneering International Inc.	42,057	227
*	Helix Energy Solutions Group Inc.	60,446	216
*	ProPetro Holding Corp.	33,958	213
	CVR Energy Inc.	12,543	209
*	Green Plains Inc.	14,480	194
	NexTier Oilfield Solutions Inc.	68,565	173
	Liberty Oilfield Services Inc. Class A	26,680	172
*	Bonanza Creek Energy Inc.	7,973	160
*	Frank's International NV	65,659	152
	Brigham Minerals Inc. Class A	12,819	151
*	REX American Resources Corp.	2,385	147
*	Par Pacific Holdings Inc.	16,956	147
*	Clean Energy Fuels Corp.	55,686	147
	SunCoke Energy Inc.	35,185	126
*	Select Energy Services Inc. Class A	24,973	119
	Nabors Industries Ltd.	2,977	119
*	Tidewater Inc.	17,121	118
	DMC Global Inc	3,314	117
	SM Energy Co.	47,733	116
	Berry Corp.	28,697	113
*	Oil States International Inc.	25,506	112
*	SunPower Corp.	9,920	111
*	Matrix Service Co.	10,974	101
	Solaris Oilfield Infrastructure Inc. Class A	12,205	95
*	W&T Offshore Inc.	39,942	89
*	FuelCell Energy Inc.	30,307	86
*	RPC Inc.	24,354	76
*	Newpark Resources Inc.	37,662	73
	Peabody Energy Corp.	26,586	69
*	National Energy Services Reunited Corp.	8,757	66
*	Penn Virginia Corp.	5,773	66
*	Trecora Resources	10,245	62
^,*	Tellurian Inc.	61,832	57
*	CONSOL Energy Inc.	11,009	57
*	Bristow Group Inc.	2,799	53
*	Contango Oil & Gas Co.	31,476	51
*	Exterran Corp.	11,042	51
*	Comstock Resources Inc.	8,433	49
*	Gulfport Energy Corp.	68,146	48
*	Montage Resources Corp.	9,081	47
	Falcon Minerals Corp.	16,376	46
*	Talos Energy Inc.	4,660	35
	Evolution Petroleum Corp.	12,005	33
	NACCO Industries Inc. Class A	1,588	33
*	Bloom Energy Corp. Class A	2,004	31

38

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
^,*	Whiting Petroleum Corp.	37,672	30
*	Earthstone Energy Inc. Class A	9,870	29
*	Maxeon Solar Technologies Ltd.	1,240	26
*	Magnolia Oil & Gas Corp. Class A	3,680	24
	Adams Resources & Energy Inc.	872	18
*	Goodrich Petroleum Corp.	1,656	14
*	PrimeEnergy Resources Corp.	202	14
*	NextDecade Corp.	6,623	9
			16,672
Financial Services (37.1%)
	STAG Industrial Inc.	58,132	1,878
	Healthcare Realty Trust Inc.	56,988	1,644
	South State Corp.	29,473	1,641
	Essent Group Ltd.	45,766	1,634
	Physicians Realty Trust	85,632	1,554
	Agree Realty Corp.	22,435	1,501
	Selective Insurance Group Inc.	24,915	1,490
	Stifel Financial Corp.	28,041	1,422
	Blackstone Mortgage Trust Inc. Class A	58,034	1,379
	United Bankshares Inc.	52,170	1,364
*	Cannae Holdings Inc.	35,683	1,346
	Community Bank System Inc.	21,623	1,301
	Sabra Health Care REIT Inc.	86,485	1,283
	PotlatchDeltic Corp.	27,581	1,270
	Glacier Bancorp Inc.	36,107	1,267
	Valley National Bancorp	167,801	1,260
	Radian Group Inc.	80,603	1,245
	Lexington Realty Trust	107,794	1,226
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	28,175	1,196
	Home BancShares Inc.	64,355	1,043
*	Green Dot Corp. Class A	19,648	1,023
	CVB Financial Corp.	54,555	993
	UMB Financial Corp.	18,399	988
	CNO Financial Group Inc.	60,466	986
	Old National Bancorp	69,205	968
	Terreno Realty Corp.	16,187	965
	American Equity Investment Life Holding Co.	38,305	916
*	Enstar Group Ltd.	5,076	909
	PennyMac Financial Services Inc.	17,231	908
	BankUnited Inc.	38,701	905
	BancorpSouth Bank	41,782	902
*	PRA Group Inc.	19,029	888
	Columbia Banking System Inc.	30,294	846
	CIT Group Inc.	41,602	818
	Piedmont Office Realty Trust Inc. Class A	53,249	815
	Independent Bank Corp.	12,926	812
	Pacific Premier Bancorp Inc.	35,542	803
	Cathay General Bancorp	32,034	791
	Simmons First National Corp. Class A	45,634	779
	Atlantic Union Bankshares Corp.	32,857	764
	Washington REIT	34,794	763
	National Health Investors Inc.	12,242	762
	Sunstone Hotel Investors Inc.	90,581	755
	Washington Federal Inc.	31,831	746
	Kennedy-Wilson Holdings Inc.	51,554	737
	Navient Corp.	80,816	735
	Hancock Whitney Corp.	36,347	727
	Independent Bank Group Inc.	15,604	726
	Chimera Investment Corp.	80,898	719
	PennyMac Mortgage Investment Trust	41,757	716
	International Bancshares Corp.	22,524	711
	Pebblebrook Hotel Trust	54,799	692
*	Texas Capital Bancshares Inc.	21,321	691
	Federated Hermes Inc. Class B	28,833	689

39

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Ameris Bancorp	27,941	685
	Horace Mann Educators Corp.	17,465	682
	CareTrust REIT Inc.	34,692	672
	Global Net Lease Inc.	37,982	665
	Fulton Financial Corp.	67,605	661
	Essential Properties Realty Trust Inc.	38,474	653
	RLJ Lodging Trust	69,136	653
*	Genworth Financial Inc. Class A	212,200	641
	Two Harbors Investment Corp.	115,095	627
	Hilltop Holdings Inc.	30,359	625
	Trustmark Corp.	26,524	623
	WSFS Financial Corp.	21,139	619
	WesBanco Inc.	27,465	610
*	Encore Capital Group Inc.	13,139	604
	First Midwest Bancorp Inc.	47,990	598
	United Community Banks Inc.	32,886	596
	Walker & Dunlop Inc.	10,870	595
*	Mr Cooper Group Inc.	32,218	590
	Industrial Logistics Properties Trust	27,340	590
	First Interstate BancSystem Inc. Class A	17,886	587
	Apollo Commercial Real Estate Finance Inc.	65,099	582
	Renasant Corp.	22,916	581
	First Merchants Corp.	22,712	581
	Westamerica BanCorp	9,532	580
	Columbia Property Trust Inc.	48,372	571
	Retail Properties of America Inc.	90,257	570
	Service Properties Trust	68,995	566
	First Financial Bancorp	40,813	560
*	Axos Financial Inc.	22,347	554
	Colony Capital Inc.	204,336	554
	Piper Sandler Cos.	7,332	553
	GEO Group Inc.	49,559	553
	Bank of NT Butterfield & Son Ltd.	21,888	552
	NBT Bancorp Inc.	17,912	546
	Park National Corp.	6,031	542
	American Assets Trust Inc.	21,186	541
	Investors Bancorp Inc.	69,735	540
	AMERISAFE Inc.	8,057	538
	Retail Opportunity Investments Corp.	48,029	535
*	Realogy Holdings Corp.	48,234	534
	Broadmark Realty Capital Inc.	54,122	530
	Banner Corp.	14,619	528
	Capitol Federal Financial Inc.	55,817	521
	First BanCorp	90,756	520
	Artisan Partners Asset Management Inc. Class A	13,349	517
	Urban Edge Properties	48,828	516
	National General Holdings Corp.	15,079	513
	MFA Financial Inc.	190,876	512
	Argo Group International Holdings Ltd.	13,639	507
	Innovative Industrial Properties Inc.	4,094	504
	Heartland Financial USA Inc.	14,601	503
	Towne Bank	28,158	499
	Northwest Bancshares Inc.	49,291	498
	Cadence BanCorp Class A	52,447	498
	Arbor Realty Trust Inc.	43,347	491
	Nelnet Inc. Class A	7,440	487
	Goosehead Insurance Inc. Class A	4,721	485
	Mack-Cali Realty Corp.	38,284	484
	SITE Centers Corp.	64,373	483
	Office Properties Income Trust	20,122	480
	Macerich Co.	59,591	473
	Flagstar Bancorp Inc.	15,013	472
	CoreCivic Inc.	50,252	468
	Independence Realty Trust Inc.	39,840	467

40

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Sandy Spring Bancorp Inc.	19,357	463
*	NMI Holdings Inc. Class A	26,442	453
	Safety Insurance Group Inc.	6,174	447
	DiamondRock Hospitality Co.	83,845	444
	Lakeland Financial Corp.	9,593	438
*	Seacoast Banking Corp. of Florida	21,654	438
	Xenia Hotels & Resorts Inc.	47,495	427
	Waddell & Reed Financial Inc. Class A	27,048	426
	City Holding Co.	6,617	423
	New York Mortgage Trust Inc.	159,350	421
	Stewart Information Services Corp.	9,797	418
	Hope Bancorp Inc.	49,283	417
	Getty Realty Corp.	14,181	415
	Employers Holdings Inc.	12,535	408
	Acadia Realty Trust	35,633	404
	Virtus Investment Partners Inc.	2,811	399
	Tompkins Financial Corp.	6,013	398
	Provident Financial Services Inc.	30,181	398
	Kite Realty Group Trust	34,846	392
	Eagle Bancorp Inc.	13,436	387
	iStar Inc.	30,996	384
	OceanFirst Financial Corp.	24,378	381
	Diversified Healthcare Trust	99,384	378
	First Busey Corp.	21,088	376
	LTC Properties Inc.	10,264	375
	Alexander & Baldwin Inc.	30,231	366
	Southside Bancshares Inc.	13,255	365
	Investors Real Estate Trust	5,105	363
	Veritex Holdings Inc.	20,159	362
*	StoneX Group Inc.	6,343	360
*	Cushman & Wakefield plc	30,859	358
	FB Financial Corp.	13,055	353
	BancFirst Corp.	7,861	346
	ProAssurance Corp.	22,446	344
	First Commonwealth Financial Corp.	41,322	339
	Redwood Trust Inc.	48,708	338
	Ladder Capital Corp. Class A	44,249	330
	S&T Bancorp Inc.	16,172	327
	BGC Partners Inc. Class A	129,156	325
	NexPoint Residential Trust Inc.	7,786	322
	Great Western Bancorp Inc.	23,050	321
	Stock Yards Bancorp Inc.	7,313	314
	American Finance Trust Inc.	45,697	312
	Brookline Bancorp Inc.	32,441	311
	TriCo Bancshares	11,061	306
	Heritage Financial Corp.	15,059	300
	Enterprise Financial Services Corp.	10,037	300
	German American Bancorp Inc.	10,288	292
*	Third Point Reinsurance Ltd.	33,521	287
	Premier Financial Corp.	15,448	282
	OFG Bancorp	21,128	271
	National Bank Holdings Corp. Class A	9,487	270
	Meta Financial Group Inc.	13,916	268
	Newmark Group Inc. Class A	60,518	268
	RE/MAX Holdings Inc. Class A	7,545	265
	ARMOUR Residential REIT Inc.	27,119	263
	HomeStreet Inc.	9,569	262
*	Triumph Bancorp Inc.	9,155	261
	Summit Hotel Properties Inc.	43,809	258
	Live Oak Bancshares Inc.	11,582	257
*	Marcus & Millichap Inc.	8,822	249
	Capstead Mortgage Corp.	39,707	245
	First Bancorp	11,969	245
*	Ambac Financial Group Inc.	19,208	243

41

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Washington Trust Bancorp Inc.	7,225	241
	Armada Hoffler Properties Inc.	23,770	240
	1st Source Corp.	6,953	240
	TrustCo Bank Corp. NY	40,143	239
*	MBIA Inc.	29,440	239
	National Western Life Group Inc. Class A	1,069	235
	ConnectOne Bancorp Inc.	15,418	233
*	Nicolet Bankshares Inc.	3,884	233
	WisdomTree Investments Inc.	61,564	230
	Meridian Bancorp Inc.	19,496	227
	Bryn Mawr Bank Corp.	8,348	227
	TPG RE Finance Trust Inc.	25,424	224
	United Fire Group Inc.	8,881	224
	Global Medical REIT Inc.	17,400	223
	KKR Real Estate Finance Trust Inc.	12,106	220
	B Riley Financial Inc.	8,212	220
	Lakeland Bancorp Inc.	20,653	220
	Gladstone Commercial Corp.	11,193	220
	Preferred Bank	5,839	218
^	Tanger Factory Outlet Centers Inc.	38,369	218
	Ellington Financial Inc.	17,493	218
	Origin Bancorp Inc.	9,146	217
	Colony Credit Real Estate Inc.	35,627	214
*	Enova International Inc.	12,441	213
	Community Trust Bancorp Inc.	6,578	212
	Invesco Mortgage Capital Inc.	70,388	211
*	Bancorp Inc.	21,846	208
	Front Yard Residential Corp.	21,220	207
	Federal Agricultural Mortgage Corp. Class C	3,006	205
	Camden National Corp.	6,256	204
	Banc of California Inc.	18,571	204
	Allegiance Bancshares Inc.	8,016	204
	Horizon Bancorp Inc.	18,121	203
^,*	Seritage Growth Properties Class A	14,423	202
	Boston Private Financial Holdings Inc.	34,051	202
	RPT Realty	34,190	200
	RLI Corp.	2,111	198
	Univest Financial Corp.	12,194	196
	First Financial Corp.	5,697	196
	Franklin Street Properties Corp.	44,023	195
	First Foundation Inc.	12,817	195
	ServisFirst Bancshares Inc.	5,305	194
	HarborOne Bancorp Inc.	22,422	194
	Kearny Financial Corp.	24,877	193
*	World Acceptance Corp.	2,099	191
	QCR Holdings Inc.	6,276	188
	First Bancshares Inc.	8,762	188
*	CrossFirst Bankshares Inc.	20,311	187
	Safehold Inc.	3,326	185
	CatchMark Timber Trust Inc. Class A	18,515	184
	Northfield Bancorp Inc.	18,756	181
	Central Pacific Financial Corp.	11,625	180
	Great Southern Bancorp Inc.	4,669	180
	Bank of Marin Bancorp	5,608	179
	Berkshire Hills Bancorp Inc.	18,935	174
	Heritage Commerce Corp.	24,645	171
	Universal Insurance Holdings Inc.	8,949	166
	Peoples Bancorp Inc.	7,824	165
*	St. Joe Co.	7,060	164
	Jernigan Capital Inc.	9,464	163
	Diamond Hill Investment Group Inc.	1,316	163
	First Mid Bancshares Inc.	6,185	161
	City Office REIT Inc.	19,885	160
	Banco Latinoamericano de Comercio Exterior SA	13,117	160

42

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Columbia Financial Inc.	14,909	159
	Ready Capital Corp.	15,506	159
*	TriState Capital Holdings Inc.	11,394	158
	Dime Community Bancshares Inc.	12,139	157
	Arrow Financial Corp.	5,458	156
*	LendingClub Corp.	29,206	156
	Granite Point Mortgage Trust Inc.	23,134	154
	FBL Financial Group Inc. Class A	4,114	152
	New Senior Investment Group Inc.	34,740	152
	Dynex Capital Inc.	9,379	149
	First of Long Island Corp.	9,652	148
	Mercantile Bank Corp.	6,700	146
	Orchid Island Capital Inc.	28,195	144
*	Customers Bancorp Inc.	11,276	144
	Bridge Bancorp Inc.	7,068	141
	First Community Bankshares Inc.	7,347	141
	Waterstone Financial Inc.	9,097	141
*	Donnelley Financial Solutions Inc.	12,726	139
	Flushing Financial Corp.	11,424	139
	Chatham Lodging Trust	19,638	136
	Midland States Bancorp Inc.	9,295	136
	Independent Bank Corp.	8,950	133
	Preferred Apartment Communities Inc. Class A	20,151	133
	Cowen Inc. Class A	7,326	133
	Bar Harbor Bankshares	6,518	132
	Peapack-Gladstone Financial Corp.	7,752	132
	Altabancorp	6,385	132
	Alerus Financial Corp.	6,337	130
	Byline Bancorp Inc.	10,290	130
	Ares Commercial Real Estate Corp.	13,035	130
	Farmers National Banc Corp.	11,001	128
	Heritage Insurance Holdings Inc.	9,788	128
*	Tejon Ranch Co.	8,868	127
	Republic Bancorp Inc. Class A	4,123	127
*	Amerant Bancorp Inc.	9,611	126
	One Liberty Properties Inc.	6,582	126
*	Forestar Group Inc.	7,061	125
*	Citizens Inc. Class A	21,015	123
	MidWestOne Financial Group Inc.	6,223	118
	CBTX Inc.	7,487	118
	Cambridge Bancorp	2,141	117
	Urstadt Biddle Properties Inc. Class A	12,603	117
*	FRP Holdings Inc.	2,851	117
*	Watford Holdings Ltd.	7,259	116
	Financial Institutions Inc.	6,716	116
	Capital City Bank Group Inc.	5,687	115
	State Auto Financial Corp.	7,441	115
	Hanmi Financial Corp.	11,895	113
	EastGroup Properties Inc.	834	111
*	EZCORP Inc. Class A	20,494	110
	Ryman Hospitality Properties Inc.	2,886	110
	HCI Group Inc.	1,992	109
	Whitestone REIT	16,885	109
	Peoples Financial Services Corp.	2,961	108
	Sierra Bancorp	5,923	106
	Hingham Institution For Savings	568	104
*	Oportun Financial Corp.	8,239	103
*	Atlantic Capital Bancshares Inc.	8,854	102
	American National Bankshares Inc.	4,517	102
	West BanCorp Inc.	5,779	102
	Metrocity Bankshares Inc.	7,339	100
	CNB Financial Corp.	6,276	100
	Old Second Bancorp Inc.	12,195	100
	Sculptor Capital Management Inc. Class A	7,716	99

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Equity Bancshares Inc. Class A	6,150	98
*	Silvergate Capital Corp. Class A	6,531	98
	Oppenheimer Holdings Inc. Class A	3,981	97
	Citizens & Northern Corp.	5,663	97
*	Assetmark Financial Holdings Inc.	4,003	97
	QTS Realty Trust Inc. Class A	1,423	97
	CorePoint Lodging Inc.	16,637	95
	HomeTrust Bancshares Inc.	6,626	93
	Hersha Hospitality Trust Class A	14,423	93
	Farmers & Merchants Bancorp Inc.	4,291	92
*	Metropolitan Bank Holding Corp.	2,968	92
	First Bancorp Inc.	4,291	91
	RBB Bancorp	7,039	91
	Red River Bancshares Inc.	2,092	91
*	Bridgewater Bancshares Inc.	9,359	91
*	Cardtronics plc Class A	4,163	90
	Reliant Bancorp Inc.	6,175	90
	Civista Bancshares Inc.	6,699	89
*	Greenlight Capital Re Ltd. Class A	12,245	89
	Retail Value Inc.	6,955	88
	First Capital Inc.	1,381	84
	CTO Realty Growth Inc.	1,976	83
	Enterprise Bancorp Inc.	3,810	83
	ChoiceOne Financial Services Inc.	2,892	82
	SmartFinancial Inc.	5,943	82
	BBX Capital Corp. Class A	5,291	81
	Macatawa Bank Corp.	11,130	81
	Great Ajax Corp.	8,772	80
*	Southern First Bancshares Inc.	3,075	80
	PCSB Financial Corp.	6,277	80
	Home Bancorp Inc.	3,285	79
	Guaranty Bancshares Inc.	2,962	78
	Southern Missouri Bancorp Inc.	3,265	77
	James River Group Holdings Ltd.	1,580	77
*	MoneyGram International Inc.	26,283	77
	LCNB Corp.	5,159	76
	Fidelity D&D Bancorp Inc.	1,671	76
	Merchants Bancorp	3,706	76
	ACNB Corp.	3,587	75
	Business First Bancshares Inc.	5,155	75
	Ames National Corp.	3,728	74
	Farmland Partners Inc.	11,070	74
	Century Bancorp Inc. Class A	1,051	74
	Anworth Mortgage Asset Corp.	41,565	72
	Southern National Bancorp of Virginia Inc.	8,402	72
*	Spirit of Texas Bancshares Inc.	5,743	72
	Northrim BanCorp Inc.	2,650	71
	Premier Financial Bancorp Inc.	5,534	71
	Territorial Bancorp Inc.	3,329	70
	Summit Financial Group Inc.	4,735	70
	Capstar Financial Holdings Inc.	6,779	69
	Luther Burbank Corp.	7,414	69
	Independence Holding Co.	1,960	69
	Carter Bank & Trust	9,604	68
*	Rafael Holdings Inc. Class B	3,895	68
	Monmouth Real Estate Investment Corp.	4,670	68
	National Bankshares Inc.	2,713	67
	Gladstone Land Corp.	4,253	67
	Donegal Group Inc. Class A	4,636	67
	Investors Title Co.	485	66
	Amalgamated Bank Class A	5,600	66
*	Regional Management Corp.	3,575	65
	United Insurance Holdings Corp.	8,626	65
*	PICO Holdings Inc.	7,308	65

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
	South Plains Financial Inc.	4,494	64
	Orrstown Financial Services Inc.	4,616	64
*	NI Holdings Inc.	3,893	64
	First Choice Bancorp	4,395	62
	Cherry Hill Mortgage Investment Corp.	6,445	62
	Norwood Financial Corp.	2,468	61
	Penns Woods Bancorp Inc.	2,904	60
	Tiptree Inc.	10,572	60
	MVB Financial Corp.	4,184	59
	Richmond Mutual BanCorp Inc.	5,214	59
	Investar Holding Corp.	4,316	59
	FS Bancorp Inc.	1,480	59
	First Internet Bancorp	4,007	59
	Mid Penn Bancorp Inc.	2,944	57
	Northeast Bank	3,029	57
	BRT Apartments Corp.	4,216	56
	Timberland Bancorp Inc.	3,160	55
	Parke Bancorp Inc.	4,483	55
*	Howard Bancorp Inc.	5,584	55
	Protective Insurance Corp. Class B	3,812	55
	Central Valley Community Bancorp	4,486	54
	First Business Financial Services Inc.	3,456	54
*	FVCBankcorp Inc.	5,009	53
	CorEnergy Infrastructure Trust Inc.	5,866	52
	Safeguard Scientifics Inc.	8,300	52
*	Select Bancorp Inc.	6,730	51
	Shore Bancshares Inc.	5,261	51
	Codorus Valley Bancorp Inc.	3,970	51
	ESSA Bancorp Inc.	3,982	51
	PCB Bancorp	5,287	51
	UMH Properties Inc.	3,471	50
	Western Asset Mortgage Capital Corp.	22,158	50
	BCB Bancorp Inc.	6,172	50
	Western New England Bancorp Inc.	9,697	50
	Bank of Commerce Holdings	6,750	50
	HBT Financial Inc.	4,152	49
	Community Financial Corp.	2,209	49
*	Stratus Properties Inc.	2,497	49
*	Coastal Financial Corp.	3,518	48
	Bluerock Residential Growth REIT Inc.	6,500	48
	Middlefield Banc Corp.	2,534	48
	Community Bankers Trust Corp.	9,233	47
*	MMA Capital Holdings Inc.	2,014	47
	C&F Financial Corp.	1,474	47
	Eagle Bancorp Montana Inc.	2,671	47
	Bank of Princeton	2,416	47
	Universal Health Realty Income Trust	702	47
	1st Constitution Bancorp	3,839	47
	Evans Bancorp Inc.	2,021	46
	First Bank	6,975	45
	Hawthorn Bancshares Inc.	2,480	45
	Bankwell Financial Group Inc.	2,810	44
	Chemung Financial Corp.	1,526	44
	Ellington Residential Mortgage REIT	3,826	43
	Citizens Holding Co.	1,985	43
*	BayCom Corp.	3,652	42
	First Northwest Bancorp	3,803	42
	FedNat Holding Co.	4,972	42
	FNCB Bancorp Inc.	7,200	42
	Arlington Asset Investment Corp. Class A	15,484	42
	Unity Bancorp Inc.	3,157	42
	Franklin Financial Services Corp.	1,754	42
*	California Bancorp Inc.	3,207	42
*	Alpine Income Property Trust Inc.	2,872	42

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
	SB Financial Group Inc.	3,011	42
	Ohio Valley Banc Corp.	1,823	42
	BankFinancial Corp.	5,692	41
	County Bancorp Inc.	2,122	41
	Auburn National BanCorp Inc.	992	40
*	Republic First Bancorp Inc.	19,279	40
*	Pioneer Bancorp Inc.	4,939	40
	Oak Valley Bancorp	2,901	39
	Plumas Bancorp	1,972	39
	CB Financial Services Inc.	2,093	39
	Crawford & Co. Class A	5,617	39
*	MainStreet Bancshares Inc.	3,004	39
	First Community Corp.	3,035	38
	Salisbury Bancorp Inc.	1,075	38
	Mackinac Financial Corp.	3,796	38
	Riverview Bancorp Inc.	9,180	38
	Westwood Holdings Group Inc.	3,315	38
*	ProSight Global Inc.	3,954	37
	Prudential Bancorp Inc.	3,649	36
	Colony Bankcorp Inc.	3,280	36
*	First Western Financial Inc.	2,648	36
	Level One Bancorp Inc.	2,176	35
	United Security Bancshares	5,717	35
	First Savings Financial Group Inc.	792	34
*	Capital Bancorp Inc.	3,262	34
*	Esquire Financial Holdings Inc.	2,030	34
	Landmark Bancorp Inc.	1,592	33
	First United Corp.	2,847	33
	Peoples Bancorp of North Carolina Inc.	1,882	32
	OP Bancorp	5,186	32
	Provident Financial Holdings Inc.	2,545	30
	Associated Capital Group Inc. Class A	784	30
	Standard AVB Financial Corp.	1,638	30
	Provident Bancorp Inc.	3,625	28
	Meridian Corp.	1,868	27
	Greene County Bancorp Inc.	1,142	27
*	PDL Community Bancorp	3,195	26
*	Security National Financial Corp. Class A	4,019	25
	Silvercrest Asset Management Group Inc. Class A	1,943	24
	Marlin Business Services Corp.	3,549	24
*	Professional Holding Corp. Class A	1,965	23
*	Limestone Bancorp Inc.	2,080	22
*	Partners Bancorp	4,079	22
*	Altisource Portfolio Solutions SA	1,844	21
	Sterling Bancorp Inc.	6,950	21
	Griffin Industrial Realty Inc.	376	20
*	Dun & Bradstreet Holdings Inc.	748	19
	First Guaranty Bancshares Inc.	1,458	19
	Saul Centers Inc.	659	18
*	SWK Holdings Corp.	1,431	18
*	Maui Land & Pineapple Co. Inc.	1,563	18
*	Bogota Financial Corp.	2,299	16
	RMR Group Inc. Class A	565	16
*	Transcontinental Realty Investors Inc.	588	14
	Bank First Corp.	203	13
	Alexander's Inc.	48	12
	Oconee Federal Financial Corp.	443	12
	Bank7 Corp.	817	8
*	Vericity Inc.	815	6
	Clipper Realty Inc.	768	5
*	American Realty Investors Inc.	538	5
	Crawford & Co. Class B	604	4
	GAMCO Investors Inc. Class A	264	3
*	Avalon GloboCare Corp.	1,461	2

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
	Value Line Inc.	38	1
			144,887
Health Care (6.1%)
*	Novavax Inc.	17,916	1,977
*	Arena Pharmaceuticals Inc.	21,746	1,518
*	Tenet Healthcare Corp.	39,639	1,117
	Patterson Cos. Inc.	35,796	1,038
*	Avanos Medical Inc.	20,057	650
*	MEDNAX Inc.	34,933	649
*	Allscripts Healthcare Solutions Inc.	64,373	575
*	OPKO Health Inc.	167,775	544
*	Prestige Consumer Healthcare Inc.	13,702	499
	Owens & Minor Inc.	26,143	433
*	Magellan Health Inc.	5,543	418
*	Myriad Genetics Inc.	29,752	398
*	Evolent Health Inc. Class A	26,839	385
*	MacroGenics Inc.	13,082	379
*	Enanta Pharmaceuticals Inc.	7,241	378
*	Supernus Pharmaceuticals Inc.	15,854	349
*	Integer Holdings Corp.	5,020	348
	National HealthCare Corp.	5,254	335
*	NextGen Healthcare Inc.	22,903	304
*	MyoKardia Inc.	2,632	288
*	LivaNova plc	6,086	285
*	Hanger Inc.	13,866	274
*	Intra-Cellular Therapies Inc.	14,457	263
*	Orthofix Medical Inc.	7,911	240
*	Vanda Pharmaceuticals Inc.	22,783	234
*	Anika Therapeutics Inc.	5,921	227
*	HealthStream Inc.	10,930	226
*	FibroGen Inc.	5,002	224
*	Fluidigm Corp.	27,483	216
*	Brookdale Senior Living Inc.	77,807	214
*	Spectrum Pharmaceuticals Inc.	48,873	206
*	Heska Corp.	1,891	196
*	Cymabay Therapeutics Inc.	29,360	190
*	Community Health Systems Inc.	36,109	187
*	Epizyme Inc.	13,991	182
*	Varex Imaging Corp.	15,920	177
*	Natus Medical Inc.	9,695	176
*	Viking Therapeutics Inc.	25,796	173
*	Gossamer Bio Inc.	12,234	170
*	Prothena Corp. plc	13,046	169
*	Triple-S Management Corp. Class B	8,955	167
*	Endo International plc	54,719	165
*	Revance Therapeutics Inc.	5,590	163
*	Momenta Pharmaceuticals Inc.	3,101	162
*	PDL BioPharma Inc.	48,224	162
*	Geron Corp.	78,621	161
*	Tivity Health Inc.	9,751	160
*	AnaptysBio Inc.	9,078	157
*	ImmunoGen Inc.	41,516	154
	Computer Programs and Systems Inc.	5,451	149
*	TG Therapeutics Inc.	5,981	148
*	SeaSpine Holdings Corp.	11,108	148
*	AngioDynamics Inc.	15,551	146
*	Assembly Biosciences Inc.	6,220	136
*	AMAG Pharmaceuticals Inc.	13,084	136
*	TCR2 Therapeutics Inc.	6,465	131
*	OraSure Technologies Inc.	10,354	121
*	G1 Therapeutics Inc.	7,696	118
*	Concert Pharmaceuticals Inc.	12,130	117
*	Natera Inc.	1,806	115
*	XBiotech Inc.	6,051	114

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Principia Biopharma Inc.	1,072	107
	Invacare Corp.	14,316	97
*	NanoString Technologies Inc.	2,130	86
*	IVERIC bio Inc.	19,131	86
*	Atara Biotherapeutics Inc.	6,306	85
*	ZIOPHARM Oncology Inc.	29,589	83
*	ViewRay Inc.	29,714	81
*	UroGen Pharma Ltd.	3,210	81
*	Inogen Inc.	2,583	78
*	Akcea Therapeutics Inc.	3,926	72
*	Lannett Co. Inc.	13,491	71
*	Cytokinetics Inc.	2,899	69
*	FONAR Corp.	2,674	68
*	Cyclerion Therapeutics Inc.	9,396	64
*	Turning Point Therapeutics Inc.	793	62
*	KalVista Pharmaceuticals Inc.	4,686	61
*	Rubius Therapeutics Inc.	12,515	60
*	CryoLife Inc.	2,965	60
*	Menlo Therapeutics Inc.	38,879	59
*	ANI Pharmaceuticals Inc.	1,892	59
*	Apyx Medical Corp.	12,845	59
*	VBI Vaccines Inc.	13,615	58
*	Cabaletta Bio Inc.	5,475	58
*	Chimerix Inc.	20,529	58
*	BioCryst Pharmaceuticals Inc.	13,869	58
*	X4 Pharmaceuticals Inc.	6,829	57
^,*	Mallinckrodt plc	35,904	57
*	Harvard Bioscience Inc.	15,998	54
*	Surgalign Holdings Inc.	24,074	53
*	Kezar Life Sciences Inc.	10,957	53
*	GlycoMimetics Inc.	14,365	53
*	Adverum Biotechnologies Inc.	4,304	52
*	Verastem Inc.	40,857	51
*	Applied Genetic Technologies Corp.	9,908	51
*	Pacific Biosciences of California Inc.	7,667	51
*	Theravance Biopharma Inc.	2,735	50
*	Ideaya Biosciences Inc.	4,131	50
*	Five Prime Therapeutics Inc.	11,360	48
*	Albireo Pharma Inc.	1,725	48
*	Xencor Inc.	1,322	47
*	Misonix Inc.	3,528	47
	LeMaitre Vascular Inc.	1,423	46
*	IntriCon Corp.	3,544	43
*	Five Star Senior Living Inc.	8,007	41
*	Enzo Biochem Inc.	18,822	40
*	Abeona Therapeutics Inc.	17,022	40
*	Selecta Biosciences Inc.	15,194	39
*	Catalyst Biosciences Inc.	7,405	39
*	Passage Bio Inc.	2,215	37
*	Vericel Corp.	2,256	36
*	Mirum Pharmaceuticals Inc.	1,358	35
*	Jounce Therapeutics Inc.	7,248	35
*	Dynavax Technologies Corp.	5,840	35
*	Gritstone Oncology Inc.	10,534	35
*	Aptinyx Inc.	10,430	34
*	Cellular Biomedicine Group Inc.	1,823	34
*	Precigen Inc.	5,447	33
*	Meridian Bioscience Inc.	2,316	33
*	Orgenesis Inc.	6,204	33
*	AcelRx Pharmaceuticals Inc.	25,720	32
*	Savara Inc.	19,708	29
*	American Renal Associates Holdings Inc.	3,933	26
^,*	CEL-SCI Corp.	2,027	26
	Utah Medical Products Inc.	314	26

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Enochian Biosciences Inc.	6,168	25
*	Solid Biosciences Inc.	9,278	22
^,*	TherapeuticsMD Inc.	14,916	22
^,*	Evolus Inc.	5,048	19
*	Cortexyme Inc.	433	19
*	Cassava Sciences Inc.	6,041	19
*	Avid Bioservices Inc.	2,208	19
*	Aeglea BioTherapeutics Inc.	2,457	18
*	Vaxart Inc.	2,832	17
*	MEI Pharma Inc.	6,127	17
*	Alphatec Holdings Inc.	2,315	14
*	Sientra Inc.	3,477	13
	Phibro Animal Health Corp. Class A	610	13
*	NantKwest Inc.	1,759	13
*	NGM Biopharmaceuticals Inc.	674	13
*	Kindred Biosciences Inc.	2,432	12
*	Option Care Health Inc.	1,000	12
*	Sutro Biopharma Inc.	1,158	12
*	Kiniksa Pharmaceuticals Ltd. Class A	651	11
*	Aduro Biotech Inc.	3,622	11
*	MeiraGTx Holdings plc	817	11
*	Keros Therapeutics Inc.	197	11
*	Catabasis Pharmaceuticals Inc.	1,581	10
*	Osmotica Pharmaceuticals plc	1,742	10
*	Atreca Inc. Class A	721	10
*	Immunic Inc.	593	9
*	Dyadic International Inc.	1,174	9
*	AVEO Pharmaceuticals Inc.	1,896	9
*	Zentalis Pharmaceuticals Inc.	261	9
*	Cidara Therapeutics Inc.	2,809	9
*	Aytu BioScience Inc.	8,399	9
*	ADMA Biologics Inc.	3,380	9
*	XOMA Corp.	440	8
*	Spero Therapeutics Inc.	719	8
*	Magenta Therapeutics Inc.	1,044	8
*	Exicure Inc.	3,596	7
*	Venus Concept Inc.	2,451	7
*	Precision BioSciences Inc.	1,115	6
*	Marker Therapeutics Inc.	3,403	6
*	ORIC Pharmaceuticals Inc.	244	6
*	Agile Therapeutics Inc.	1,797	6
*	Soleno Therapeutics Inc.	2,522	5
*	Strongbridge Biopharma plc	1,375	5
^,*	iBio Inc.	2,506	5
*	Paratek Pharmaceuticals Inc.	1,069	5
*	Chembio Diagnostics Inc.	1,189	5
*	CASI Pharmaceuticals Inc.	2,716	5
*	Nymox Pharmaceutical Corp.	1,602	4
*	Xeris Pharmaceuticals Inc.	835	4
*	Beyondspring Inc.	313	4
*	CorMedix Inc.	822	4
*	Hookipa Pharma Inc.	422	4
*	NextCure Inc.	396	4
*	Milestone Scientific Inc.	2,301	3
*	Rockwell Medical Inc.	2,471	3
*	Aspira Women's Health Inc.	964	3
*	Evofem Biosciences Inc.	757	2
*	Retractable Technologies Inc.	390	2
			23,815
Materials & Processing (8.0%)
	Hecla Mining Co.	219,995	1,324
	Rexnord Corp.	41,387	1,199
*	Alcoa Corp.	79,003	1,155
*	BMC Stock Holdings Inc.	28,354	1,132

49

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Cleveland-Cliffs Inc.	166,475	1,095
	Commercial Metals Co.	50,001	1,044
	Avient Corp.	38,566	984
	Stepan Co.	8,364	964
*	Arconic Corp.	41,929	933
*	Coeur Mining Inc.	102,140	864
*	Beacon Roofing Supply Inc.	23,024	780
*	Summit Materials Inc. Class A	49,665	739
	Minerals Technologies Inc.	14,359	729
	United States Steel Corp.	92,180	722
	Mueller Industries Inc.	23,560	700
	Mueller Water Products Inc. Class A	62,292	673
*	Gibraltar Industries Inc.	10,643	665
	Domtar Corp.	23,102	659
	Worthington Industries Inc.	15,638	649
	Boise Cascade Co.	13,653	625
*	JELD-WEN Holding Inc.	28,591	602
	Sensient Technologies Corp.	10,563	583
	Comfort Systems USA Inc.	10,720	543
*	Livent Corp.	61,681	523
*	GMS Inc.	17,495	463
	Kaiser Aluminum Corp.	6,600	424
	Carpenter Technology Corp.	19,840	417
	Greif Inc. Class A	10,788	398
	Schweitzer-Mauduit International Inc.	13,040	395
	HB Fuller Co.	7,655	369
	Griffon Corp.	15,417	335
	Materion Corp.	5,909	323
	Neenah Inc.	7,107	315
	Trinseo SA	11,139	277
	P H Glatfelter Co.	18,317	275
*	PGT Innovations Inc.	14,997	272
	UFP Industries Inc.	3,979	236
*	Clearwater Paper Corp.	6,816	229
	Quanex Building Products Corp.	13,634	229
	Tronox Holdings plc Class A	24,690	221
	Schnitzer Steel Industries Inc.	10,934	216
*	Century Aluminum Co.	21,404	211
	Verso Corp.	14,878	195
	Apogee Enterprises Inc.	9,265	194
*	MRC Global Inc.	33,298	189
*	Kraton Corp.	13,220	186
	Tredegar Corp.	10,857	184
*	US Concrete Inc.	6,766	181
	O-I Glass Inc.	15,009	163
*	PQ Group Holdings Inc.	13,322	155
	Innospec Inc.	1,981	148
*	AdvanSix Inc.	11,604	148
	Myers Industries Inc.	9,600	147
	Insteel Industries Inc.	7,865	145
	American Vanguard Corp.	9,932	141
*	Builders FirstSource Inc.	4,559	140
	US Silica Holdings Inc.	31,240	139
	Orion Engineered Carbons SA	11,316	137
	FutureFuel Corp.	10,963	133
	Kronos Worldwide Inc.	9,487	118
*	GCP Applied Technologies Inc.	4,539	118
*	Northwest Pipe Co.	4,080	116
*	Ferro Corp.	9,023	113
*	UFP Technologies Inc.	2,693	111
*	Foundation Building Materials Inc.	6,807	110
	Gold Resource Corp.	27,680	110
*	Ranpak Holdings Corp. Class A	12,275	110
	Balchem Corp.	1,118	109

50

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Caesarstone Ltd.	9,431	104
	Greif Inc. Class B	2,530	104
	Haynes International Inc.	5,292	99
*	Veritiv Corp.	5,463	95
	Hawkins Inc.	1,887	95
*	Energy Fuels Inc.	49,437	90
^,*	Amyris Inc.	26,987	89
*	Cornerstone Building Brands Inc.	10,978	87
*	Rayonier Advanced Materials Inc.	26,249	83
*	Koppers Holdings Inc.	3,428	82
	NN Inc.	17,790	81
	United States Lime & Minerals Inc.	809	75
	LSI Industries Inc.	10,862	75
*	Novagold Resources Inc.	6,849	73
*	TimkenSteel Corp.	19,057	72
*	Unifi Inc.	5,820	71
*	Aspen Aerogels Inc.	7,930	67
*	LB Foster Co. Class A	4,279	64
	Caledonia Mining Corp. plc	3,177	58
*	Uranium Energy Corp.	49,534	57
	Eastern Co.	2,290	50
	Olympic Steel Inc.	3,874	43
*	Concrete Pumping Holdings Inc.	11,360	41
	Intrepid Potash Inc.	4,034	38
*	Ryerson Holding Corp.	6,793	37
*	AgroFresh Solutions Inc.	11,986	30
	Patrick Industries Inc.	513	29
	NL Industries Inc.	3,551	12
*	Marrone Bio Innovations Inc.	1,572	2
§,*	Ferroglobe Representation & Warranty	19,424	—
			31,134
Other (0.0%)[1]
*	ALX Oncology Holdings Inc.	245	10
*	Rackspace Technology Inc.	437	9
*	Acutus Medical Inc.	223	8
*	Kymera Therapeutics Inc.	199	6
*	Vroom Inc.	81	6
*	GoHealth Inc. Class A	381	5
*	Selectquote Inc.	245	5
*	IBEX Ltd.	273	4
*	Annexon Inc.	168	4
*	Allovir Inc.	127	4
*	Lemonade Inc.	64	4
*	Generation Bio Co.	118	4
*	iTeos Therapeutics Inc.	127	4
*	Oak Street Health Inc.	82	4
*	Albertsons Cos. Inc. Class A	258	4
*	Pandion Therapeutics Inc.	184	3
*	Vaxcyte Inc.	71	3
*	Accolade Inc.	90	3
*	Shift4 Payments Inc. Class A	60	3
*	Nurix Therapeutics Inc.	123	3
*	Duck Creek Technologies Inc.	61	2
*	Applied Molecular Transport Inc.	82	2
*	Montrose Environmental Group Inc.	74	2
*	Vital Farms Inc.	51	2
*	Inari Medical Inc.	24	2
*	Vertex Inc.	74	2
*	Jamf Holding Corp.	49	2
*	Checkmate Pharmaceuticals Inc.	113	2
*	Progenity Inc.	163	2
*	Pliant Therapeutics Inc.	57	1
*	Trean Insurance Group Inc.	91	1
*	Akouos Inc.	62	1

51

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
§,*	Media General Inc. CVR	35,434	1
*	Inhibrx Inc.	74	1
*	Poseida Therapeutics Inc.	71	1
§,*	NewStar Financial Inc. CVR	6,148	1
			121
Producer Durables (14.7%)
	EMCOR Group Inc.	20,946	1,571
	KBR Inc.	52,444	1,311
	EnerSys	16,304	1,174
	UniFirst Corp.	5,993	1,154
	ABM Industries Inc.	28,197	1,075
	Altra Industrial Motion Corp.	27,223	1,063
*	MasTec Inc.	22,297	1,030
	Kennametal Inc.	35,055	1,017
*	Chart Industries Inc.	15,244	1,002
	Hillenbrand Inc.	31,272	992
	GATX Corp.	14,695	983
*	WESCO International Inc.	20,701	970
*,2	API Group Corp.	59,072	835
	Barnes Group Inc.	19,808	784
*	SPX FLOW Inc.	17,941	780
	Triton International Ltd.	21,520	776
	Moog Inc. Class A	12,535	756
*	Hub Group Inc. Class A	13,810	744
	Matson Inc.	18,036	723
	Korn Ferry	23,113	705
	SkyWest Inc.	20,754	698
*	Resideo Technologies Inc.	52,228	698
*	Navistar International Corp.	21,037	673
*	Spirit Airlines Inc.	36,203	647
	Belden Inc.	18,585	626
	Allegiant Travel Co. Class A	4,851	624
	Watts Water Technologies Inc. Class A	6,405	613
	Applied Industrial Technologies Inc.	9,840	592
	Herman Miller Inc.	24,835	592
	HNI Corp.	17,948	572
*	Atlas Air Worldwide Holdings Inc.	10,129	571
	Fluor Corp.	59,186	563
	Terex Corp.	28,329	554
	Cubic Corp.	11,725	552
	Rush Enterprises Inc. Class A	11,151	539
	Insperity Inc.	7,658	516
*	Sykes Enterprises Inc.	15,525	514
	EnPro Industries Inc.	8,717	510
	Deluxe Corp.	17,559	499
	Astec Industries Inc.	9,440	498
	US Ecology Inc.	13,085	486
^,*	Workhorse Group Inc.	26,584	481
	Kaman Corp.	10,398	481
*	Cimpress plc	5,046	468
*	Harsco Corp.	32,904	466
*	TriMas Corp.	18,211	460
	Encore Wire Corp.	8,573	442
*	Allegheny Technologies Inc.	53,110	442
	Otter Tail Corp.	11,237	437
*	CBIZ Inc.	17,871	435
*	Vivint Smart Home Inc.	23,086	410
	Frontline Ltd.	49,976	398
*	Herc Holdings Inc.	9,647	395
	Heartland Express Inc.	19,063	394
	AZZ Inc.	10,920	379
	Steelcase Inc. Class A	36,182	378
*	Huron Consulting Group Inc.	8,656	376
	Greenbrier Cos. Inc.	13,514	367

52

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	ArcBest Corp.	10,560	357
	Columbus McKinnon Corp.	9,710	353
	SFL Corp. Ltd.	39,079	343
	Raven Industries Inc.	13,686	340
	Granite Construction Inc.	17,504	325
*	Echo Global Logistics Inc.	10,953	299
	Standex International Corp.	5,141	297
	Enerpac Tool Group Corp. Class A	14,168	295
*	Welbilt Inc.	39,721	293
	McGrath RentCorp	4,369	290
	Covanta Holding Corp.	30,445	287
	AAR Corp.	14,197	287
	Helios Technologies Inc.	6,839	281
	H&E Equipment Services Inc.	13,576	275
	Wabash National Corp.	22,407	274
	Knoll Inc.	21,227	273
*	ASGN Inc.	3,731	268
	Forward Air Corp.	4,526	267
	Kelly Services Inc. Class A	14,050	267
^	Nordic American Tankers Ltd.	61,104	266
	ICF International Inc.	3,879	265
*	Textainer Group Holdings Ltd.	22,540	265
	Argan Inc.	6,153	260
	Hawaiian Holdings Inc.	19,279	259
*	SEACOR Holdings Inc.	8,133	257
	Scorpio Tankers Inc.	21,349	253
*	TrueBlue Inc.	14,922	252
*	CIRCOR International Inc.	8,454	251
	DHT Holdings Inc.	47,233	250
	ACCO Brands Corp.	38,448	249
*	Great Lakes Dredge & Dock Corp.	26,520	248
	Pitney Bowes Inc.	45,233	248
	Brady Corp. Class A	5,155	242
*	Conduent Inc.	69,921	236
	Marten Transport Ltd.	12,873	234
*	Dycom Industries Inc.	3,654	225
*	Tutor Perini Corp.	17,282	217
*	Aegion Corp. Class A	12,570	203
	Gorman-Rupp Co.	6,359	203
	MTS Systems Corp.	8,180	200
	Ennis Inc.	10,859	199
*	SPX Corp.	4,719	197
*	Thermon Group Holdings Inc.	13,871	183
	International Seaways Inc.	10,486	178
	Heidrick & Struggles International Inc.	8,128	176
	Kimball International Inc. Class B	15,278	171
*	Ducommun Inc.	4,564	171
	Hyster-Yale Materials Handling Inc.	4,199	169
	Barrett Business Services Inc.	2,931	169
	Primoris Services Corp.	8,849	169
	Luxfer Holdings plc	11,463	163
*	BrightView Holdings Inc.	13,222	162
	Resources Connection Inc.	12,934	159
	Triumph Group Inc.	21,826	158
	Miller Industries Inc.	4,703	148
*	Casella Waste Systems Inc. Class A	2,595	146
*	Modine Manufacturing Co.	20,988	142
*	Sterling Construction Co. Inc.	9,864	139
*	Lydall Inc.	7,247	136
	Werner Enterprises Inc.	2,943	135
*	Manitowoc Co. Inc.	14,364	135
*	DXP Enterprises Inc.	6,955	134
*	Vectrus Inc.	3,038	132
*	Vishay Precision Group Inc.	5,267	131

53

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	CAI International Inc.	5,694	124
	Albany International Corp. Class A	2,292	119
*	American Superconductor Corp.	9,321	117
*	CECO Environmental Corp.	13,140	111
	VSE Corp.	3,760	109
*	Titan Machinery Inc.	8,073	109
	Costamare Inc.	21,053	106
*	Dorian LPG Ltd.	12,518	106
	Powell Industries Inc.	3,798	103
*	Covenant Transportation Group Inc. Class A	5,402	99
*	MYR Group Inc.	2,523	98
*	Diamond S Shipping Inc.	11,593	95
*	Heritage-Crystal Clean Inc.	6,426	94
*	US Xpress Enterprises Inc. Class A	9,391	90
*	Astronics Corp.	9,774	88
	Park Aerospace Corp.	7,942	88
	Alamo Group Inc.	792	88
*	Radiant Logistics Inc.	16,604	88
*	Cross Country Healthcare Inc.	13,560	87
	Rush Enterprises Inc. Class B	2,060	86
	Franklin Electric Co. Inc.	1,385	82
*	Construction Partners Inc. Class A	4,392	82
*	Team Inc.	12,714	81
	REV Group Inc.	10,242	79
	ESCO Technologies Inc.	867	78
	Hurco Cos. Inc.	2,710	77
*	Acacia Research Corp.	20,170	77
*	Advanced Disposal Services Inc.	2,488	75
	Preformed Line Products Co.	1,294	70
*	IES Holdings Inc.	2,233	64
	Federal Signal Corp.	1,977	64
*	Overseas Shipholding Group Inc. Class A	27,982	59
	Park-Ohio Holdings Corp.	3,658	58
*	ServiceSource International Inc.	36,852	55
	Graham Corp.	4,090	54
*	GP Strategies Corp.	5,536	53
	Genco Shipping & Trading Ltd.	7,265	52
*	DHI Group Inc	20,625	50
*	Eagle Bulk Shipping Inc.	18,778	50
	Quad/Graphics Inc.	14,093	49
*	Blue Bird Corp.	4,005	46
	Ardmore Shipping Corp.	12,268	45
*	Mesa Air Group Inc.	12,366	45
*	Gencor Industries Inc.	3,462	44
*	Willdan Group Inc.	1,340	38
	BG Staffing Inc.	3,910	37
*	Mistras Group Inc.	7,599	36
*	StarTek Inc.	6,962	35
	CRA International Inc.	788	34
	Scorpio Bulkers Inc.	2,297	32
*	FARO Technologies Inc.	557	31
*	Information Services Group Inc.	14,702	30
*	General Finance Corp.	4,462	29
	Douglas Dynamics Inc.	719	28
*	Mayville Engineering Co. Inc.	3,017	26
	Advanced Emissions Solutions Inc.	6,655	26
*	Lawson Products Inc.	709	25
*	Willis Lease Finance Corp.	1,174	25
*	PAM Transportation Services Inc.	666	24
*	Ultralife Corp.	3,827	24
*	Safe Bulkers Inc.	21,130	23
*	Nesco Holdings Inc.	5,255	21
	Universal Logistics Holdings Inc.	916	20
	Hackett Group Inc.	1,339	17

54

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Target Hospitality Corp.	11,606	17
*	NV5 Global Inc.	322	17
	Allied Motion Technologies Inc.	345	15
*	ExOne Co.	1,129	14
*	PFSweb Inc.	1,605	14
	Pangaea Logistics Solutions Ltd.	4,134	10
			57,489
Technology (5.9%)
*	Covetrus Inc.	41,402	949
	Vishay Intertechnology Inc.	55,901	894
*	Cerence Inc.	15,485	824
*	Sanmina Corp.	28,336	802
*	Rogers Corp.	6,490	735
*	Diodes Inc.	14,763	721
*	Verint Systems Inc.	14,874	707
*	NetScout Systems Inc.	29,876	691
*	Rambus Inc.	47,809	642
*	Insight Enterprises Inc.	10,599	634
^	Maxar Technologies Inc.	25,432	589
*	Cloudera Inc.	44,135	583
*	Knowles Corp.	37,278	561
*	Yelp Inc. Class A	23,964	554
	InterDigital Inc.	8,887	543
	Xperi Holding Corp	42,123	528
*	Ambarella Inc.	9,722	512
	ManTech International Corp. Class A	6,552	490
*	TTM Technologies Inc.	42,044	482
*	Onto Innovation Inc.	15,006	469
*	Amkor Technology Inc.	34,977	427
*	NETGEAR Inc.	12,221	408
*	Super Micro Computer Inc.	13,391	367
	Methode Electronics Inc.	12,566	356
*	Groupon Inc. Class A	9,743	310
*	LiveRamp Holdings Inc.	5,362	299
	Benchmark Electronics Inc.	15,240	299
	Cohu Inc.	16,325	281
*	MaxLinear Inc.	11,394	277
*	Unisys Corp.	23,676	276
	CTS Corp.	13,197	276
*	3D Systems Corp.	49,052	269
*	Photronics Inc.	26,247	263
*	ScanSource Inc.	10,559	261
*	Veeco Instruments Inc.	20,618	245
*	Blucora Inc.	20,412	244
*	Infinera Corp.	32,982	240
*	Harmonic Inc.	40,216	237
	ADTRAN Inc.	20,266	225
*	II-VI Inc.	5,006	223
*	TrueCar Inc.	44,904	212
	Perspecta Inc.	10,149	211
	PC Connection Inc.	4,369	194
*	Arlo Technologies Inc.	32,848	188
*	MicroStrategy Inc. Class A	1,229	178
*	Everi Holdings Inc.	22,240	173
*	Plexus Corp.	2,249	171
	Comtech Telecommunications Corp.	10,299	171
*	Digi International Inc.	12,155	166
*	Diebold Nixdorf Inc.	17,876	149
*	Magnite Inc.	19,358	142
*	Kimball Electronics Inc.	10,200	138
*	Ribbon Communications Inc.	28,888	124
	Plantronics Inc.	9,559	118
*	Alpha & Omega Semiconductor Ltd.	8,607	117
	Ebix Inc.	5,008	116

55

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Turtle Beach Corp.	5,705	112
	Loral Space & Communications Inc.	4,274	101
*	Applied Optoelectronics Inc.	8,185	95
*	AXT Inc.	16,558	93
*	Parsons Corp.	2,666	89
*	eGain Corp.	5,631	75
*	Synchronoss Technologies Inc.	16,928	74
*	ePlus Inc.	934	72
	Daktronics Inc.	15,661	69
*	Synaptics Inc.	794	68
*	Powerfleet Inc.	11,598	65
*	comScore Inc.	24,766	65
	VirnetX Holding Corp.	12,940	64
*	KVH Industries Inc.	6,884	62
*	GTY Technology Holdings Inc.	18,810	61
*	Quantum Corp.	10,157	55
*	DZS Inc.	5,103	53
	Bel Fuse Inc. Class B	4,209	51
	PCTEL Inc.	7,468	47
*	SecureWorks Corp. Class A	3,530	46
*	Intevac Inc.	7,531	45
*	GSI Technology Inc.	6,888	44
*	NeoPhotonics Corp.	6,279	42
*	CalAmp Corp.	4,858	40
*	Telenav Inc.	8,617	40
*	Asure Software Inc.	5,706	38
*	Axcelis Technologies Inc.	1,045	25
*	PDF Solutions Inc.	941	19
*	Park City Group Inc.	3,882	19
*	SeaChange International Inc.	12,509	17
*	Immersion Corp.	1,614	15
*	GAN Ltd.	695	14
*	DSP Group Inc.	908	13
	NVE Corp.	197	11
*	SMART Global Holdings Inc.	332	8
*	Digimarc Corp.	357	6
*	Pixelworks Inc.	1,529	3
			23,077
Utilities (5.3%)
	Black Hills Corp.	26,519	1,487
	PNM Resources Inc.	33,487	1,463
	ONE Gas Inc.	19,580	1,451
	Portland General Electric Co.	37,942	1,448
	Southwest Gas Holdings Inc.	21,400	1,345
	Brookfield Renewable Corp. Class A	26,417	1,345
	Spire Inc.	21,146	1,231
	New Jersey Resources Corp.	40,139	1,210
	ALLETE Inc.	21,941	1,184
	NorthWestern Corp.	21,388	1,105
	Avista Corp.	28,428	1,048
	MGE Energy Inc.	10,781	701
	Clearway Energy Inc.	27,212	694
	Northwest Natural Holding Co.	11,472	586
*	Iridium Communications Inc.	17,548	492
*	Vonage Holdings Corp.	42,628	488
	South Jersey Industries Inc.	16,264	360
	Brookfield Infrastructure Corp. Class A	6,975	348
	SJW Group	5,267	329
*	Sunnova Energy International Inc.	12,057	286
	Clearway Energy Inc. Class A	11,508	278
	Unitil Corp.	6,162	260
	ATN International Inc.	4,420	256
*	Consolidated Communications Holdings Inc.	27,868	217
*	Cincinnati Bell Inc.	14,316	216

56

Vanguard® Russell 2000 Value Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Artesian Resources Corp. Class A	3,217	113
*	ORBCOMM Inc.	27,259	109
	Spok Holdings Inc.	7,491	81
	Consolidated Water Co. Ltd.	6,149	74
*	Atlantic Power Corp.	35,532	74
	California Water Service Group	1,590	72
*	WideOpenWest Inc.	11,095	64
	Alaska Communications Systems Group Inc.	21,989	49
*	Cadiz Inc.	3,690	39
	RGC Resources Inc.	1,648	38
	Chesapeake Utilities Corp.	404	33
*	IDT Corp. Class B	2,346	15
*	Gogo Inc.	1,081	6
	Global Water Resources Inc.	162	2
			20,597
Total Common Stocks (Cost $376,331)			389,838

Coupon
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[3,4] Vanguard Market Liquidity Fund	0.147%	30,380	3,038

		Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[5] United States Treasury Bill	0.210%	9/15/20	84,500	85
Total Temporary Cash Investments (Cost $3,122)				3,123
Total Investments (100.6%) (Cost $379,453)				392,961
Other Assets and Liabilities—Net (-0.6%)				(2,513)
Net Assets (100%)				390,448

Cost is in $000.
§	Security value determined using significant unobservable inputs.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,763,000.
1	“Other” represents securities that are not classified by the fund's benchmark index.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the value of this security represented 0.2% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $3,036,000 was received for securities on loan.
5	Securities with a value of $43,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

57

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
Common Stocks (99.9%)
Consumer Discretionary (14.4%)
	Churchill Downs Inc.	33,408	5,838
*	BJ's Wholesale Club Holdings Inc.	120,408	5,347
*	Deckers Outdoor Corp.	24,618	5,019
*	Rh	14,697	4,858
*	SiteOne Landscape Supply Inc.	38,623	4,830
	Wingstop Inc.	26,055	4,257
	Texas Roadhouse Inc. Class A	57,700	3,635
*	Stamps.com Inc.	14,527	3,622
*	Fox Factory Holding Corp.	33,880	3,415
*	YETI Holdings Inc.	65,167	3,348
*	Murphy USA Inc.	24,248	3,270
*	Caesars Entertainment Inc.	70,272	3,218
*	Penn National Gaming Inc.	59,036	3,017
*	Overstock.com Inc.	28,922	2,531
	LCI Industries	21,699	2,466
	Papa John's International Inc.	24,177	2,376
	Lithia Motors Inc. Class A	9,499	2,365
*	Crocs Inc.	58,763	2,345
*	National Vision Holdings Inc.	58,516	2,198
*	LGI Homes Inc.	19,572	2,189
*	Shake Shack Inc. Class A	30,832	2,104
*	Dorman Products Inc.	23,423	1,984
	Strategic Education Inc.	19,289	1,978
*	Visteon Corp.	24,345	1,836
*	Cardlytics Inc.	22,718	1,723
*	Hilton Grand Vacations Inc.	74,635	1,635
*	Avis Budget Group Inc.	46,249	1,578
	Winnebago Industries Inc.	27,352	1,476
*	Cavco Industries Inc.	7,601	1,451
*	Skyline Champion Corp.	47,765	1,363
*	Vivint Solar Inc.	43,251	1,336
*	Gentherm Inc.	28,775	1,302
	Core-Mark Holding Co. Inc.	36,589	1,223
	Cracker Barrel Old Country Store Inc.	8,988	1,202
	Rent-A-Center Inc.	37,830	1,161
	Brinker International Inc.	25,564	1,151
	Bloomin' Brands Inc.	77,093	1,106
*	Meritor Inc.	46,623	1,061
*	Stitch Fix Inc. Class A	41,713	1,007
*	Sonos Inc.	69,796	982
*	Malibu Boats Inc. Class A	18,054	936
	Sturm Ruger & Co. Inc.	13,040	924
*	Fitbit Inc. Class A	141,681	901
	WillScot Mobile Mini Holdings Corp. Class A	49,359	884
*	RealReal Inc.	54,851	881
*	Perdoceo Education Corp.	60,921	875
	Camping World Holdings Inc. Class A	28,867	839
*	Scientific Games Corp.	36,128	747
	Red Rock Resorts Inc. Class A	43,469	742
*	Asbury Automotive Group Inc.	6,650	704
	Inter Parfums Inc.	15,674	700
	Steven Madden Ltd.	31,817	673
	Monro Inc.	14,276	658
*	1-800-Flowers.com Inc. Class A	21,883	655
*	Boot Barn Holdings Inc.	23,008	650
*	Sportsman's Warehouse Holdings Inc.	37,667	591
*	GoPro Inc. Class A	101,075	464
*	Central Garden & Pet Co. Class A	12,360	459
*	elf Beauty Inc.	23,268	454
*	Accel Entertainment Inc.	37,259	442
*	Sleep Number Corp.	9,155	439

58

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Marriott Vacations Worldwide Corp.	4,639	439
	Aaron's Inc.	7,607	425
*	Universal Electronics Inc.	10,308	423
*	America's Car-Mart Inc.	4,094	411
	KB Home	11,334	405
*	SeaWorld Entertainment Inc.	19,646	401
*	Liberty Media Corp-Liberty Braves Class C	20,312	395
	Twin River Worldwide Holdings Inc.	16,082	385
*	Gray Television Inc.	23,923	371
*	Quotient Technology Inc.	42,377	369
*	Monarch Casino & Resort Inc.	7,960	366
*	XPEL Inc.	14,666	365
*	Denny's Corp.	31,287	359
*	MasterCraft Boat Holdings Inc.	16,279	340
*	AMC Networks Inc. Class A	13,771	335
	Collectors Universe Inc.	7,296	325
*	Taylor Morrison Home Corp. Class A	11,090	261
	Acushnet Holdings Corp.	7,016	248
	Meredith Corp.	17,661	247
	Dave & Buster's Entertainment Inc.	14,675	244
*	CarParts.com Inc.	17,104	240
*	Purple Innovation Inc. Class A	12,589	238
*	WW International Inc.	9,978	234
	Ruth's Hospitality Group Inc.	22,740	234
*	Lindblad Expeditions Holdings Inc.	22,678	225
*	Daily Journal Corp.	789	217
*	Aspen Group Inc.	16,396	210
*	Lovesac Co.	7,824	207
	Johnson Outdoors Inc. Class A	2,258	194
	Jack in the Box Inc.	2,194	181
*	QuinStreet Inc.	13,397	176
	Children's Place Inc.	8,749	175
*	Universal Technical Institute Inc.	24,416	172
*	Meritage Homes Corp.	1,716	165
	Systemax Inc.	7,378	164
*	Central European Media Enterprises Ltd. Class A	37,767	157
	Big Lots Inc.	2,748	130
	Standard Motor Products Inc.	2,837	129
*	OneWater Marine Inc.	4,105	117
	Winmark Corp.	728	112
*	Noodles & Co.	13,326	101
	Marine Products Corp.	6,405	93
*	Liberty Media Corp-Liberty Braves Class A	4,382	86
	PriceSmart Inc.	1,215	80
*	Lumber Liquidators Holdings Inc.	3,298	79
	Interface Inc. Class A	9,473	72
*	Rosetta Stone Inc.	2,353	72
*	Golden Entertainment Inc	5,173	66
	Dine Brands Global Inc.	879	52
	Franchise Group Inc.	1,985	49
	Hamilton Beach Brands Holding Co. Class A	2,090	46
*	Motorcar Parts of America Inc.	2,236	39
	Superior Group of Cos. Inc.	1,605	37
*	Central Garden & Pet Co.	831	34
*	Legacy Housing Corp.	1,938	30
	National Presto Industries Inc.	293	26
*	Envela Corp.	6,102	24
*	PlayAGS Inc.	5,894	24
	Hooker Furniture Corp.	761	19
*	Casper Sleep Inc.	1,979	18
	Clarus Corp.	1,393	18
*	El Pollo Loco Holdings Inc.	896	16
*	LiveXLive Media Inc.	3,241	9
			125,302

59

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
Consumer Staples (3.2%)
*	Helen of Troy Ltd.	22,256	4,603
*	Freshpet Inc.	34,050	3,868
	Lancaster Colony Corp.	16,631	2,956
	WD-40 Co.	11,251	2,299
	Medifast Inc.	9,935	1,617
	Sanderson Farms Inc.	13,746	1,608
	B&G Foods Inc.	49,229	1,533
	Coca-Cola Consolidated Inc.	4,135	1,130
	Calavo Growers Inc.	14,487	919
*,^	National Beverage Corp.	10,402	846
*	USANA Health Sciences Inc.	10,193	799
*	Hostess Brands Inc. Class A	48,394	621
	John B Sanfilippo & Son Inc.	7,755	618
	PetMed Express Inc.	17,201	598
*	Celsius Holdings Inc.	30,229	587
	J&J Snack Foods Corp.	3,506	477
*,^	GrowGeneration Corp.	25,284	403
	Tootsie Roll Industries Inc.	11,883	380
*	Cal-Maine Foods Inc.	9,443	364
	MGP Ingredients Inc.	8,480	301
	Turning Point Brands Inc.	8,850	256
*	Lifevantage Corp.	12,056	181
	Vector Group Ltd.	13,745	138
*	Veru Inc.	43,865	121
*	NewAge Inc.	36,200	79
	Natural Grocers by Vitamin Cottage Inc.	5,270	62
	Limoneira Co.	3,221	47
*	Calyxt Inc.	8,022	44
*	Greenlane Holdings Inc. Class A	9,106	28
*	Bridgford Foods Corp.	717	12
*	Craft Brew Alliance Inc.	290	5
			27,500
Energy (1.2%)
*	Sunrun Inc.	102,177	5,779
*,^	Bloom Energy Corp. Class A	70,392	1,102
*	TPI Composites Inc.	26,678	819
*	Ameresco Inc. Class A	21,459	733
*	Magnolia Oil & Gas Corp. Class A	100,636	648
*	SunPower Corp.	46,673	522
	Cactus Inc.	19,416	429
*,^	FuelCell Energy Inc.	124,309	353
	DMC Global Inc.	5,769	204
*	Maxeon Solar Technologies Ltd.	5,834	121
*	Goodrich Petroleum Corp.	5,040	42
*	Contango Oil & Gas Co.	14,278	23
*	NextDecade Corp.	1,453	2
			10,777
Financial Services (8.7%)
	EastGroup Properties Inc.	32,300	4,301
*	Redfin Corp.	84,364	4,013
	Kinsale Capital Group Inc.	18,296	3,791
	First Financial Bankshares Inc.	113,533	3,437
	QTS Realty Trust Inc. Class A	49,854	3,381
	RLI Corp.	30,405	2,852
	Houlihan Lokey Inc. Class A	38,977	2,284
	PS Business Parks Inc.	17,677	2,231
	FirstCash Inc.	35,773	2,137
*	Palomar Holdings Inc.	16,965	1,906
	National Storage Affiliates Trust	54,429	1,867
	EVERTEC Inc.	52,976	1,855
	Uniti Group Inc.	169,889	1,668
*	Trupanion Inc.	26,125	1,639
	Easterly Government Properties Inc.	66,332	1,605

60

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Four Corners Property Trust Inc.	61,706	1,558
	Terreno Realty Corp.	24,946	1,488
	Moelis & Co. Class A	46,470	1,483
	Ryman Hospitality Properties Inc.	38,331	1,463
	Hamilton Lane Inc. Class A	19,364	1,416
*	eHealth Inc.	22,403	1,414
	Cohen & Steers Inc.	21,502	1,301
	PJT Partners Inc.	20,651	1,222
	ServisFirst Bancshares Inc.	31,850	1,167
	James River Group Holdings Ltd.	23,020	1,121
	Monmouth Real Estate Investment Corp.	73,885	1,072
*	Evo Payments Inc. Class A	35,893	1,031
*	Focus Financial Partners Inc. Class A	27,669	979
	National General Holdings Corp.	28,323	964
*	eXp World Holdings Inc.	20,963	932
	Community Healthcare Trust Inc.	18,540	866
*	Repay Holdings Corp. Class A	32,246	816
	National Health Investors Inc.	12,392	771
	Artisan Partners Asset Management Inc. Class A	19,906	771
	Brightsphere Investment Group Inc.	54,524	756
	Innovative Industrial Properties Inc.	6,082	749
	Universal Health Realty Income Trust	9,835	656
	Federated Hermes Inc. Class B	24,773	592
*	Cardtronics plc Class A	23,012	500
	Cass Information Systems Inc.	12,526	491
*	BRP Group Inc. Class A	17,517	482
	LTC Properties Inc.	12,897	471
	Safehold Inc.	8,311	461
	Alexander's Inc.	1,770	451
	Investors Bancorp Inc.	57,268	444
*	Cushman & Wakefield plc	32,994	383
	UMH Properties Inc.	25,067	364
*	I3 Verticals Inc. Class A	13,027	363
	STAG Industrial Inc.	10,695	345
	RMR Group Inc. Class A	12,031	340
*	St. Joe Co.	14,164	329
	Bank First Corp.	5,125	320
	Glacier Bancorp Inc.	8,861	311
	PennyMac Financial Services Inc.	4,974	262
	Saul Centers Inc.	9,122	256
*	GreenSky Inc. Class A	54,700	238
	CareTrust REIT Inc.	11,558	224
*	Green Dot Corp. Class A	3,821	199
*	International Money Express Inc.	11,688	198
	Westamerica BanCorp	2,943	179
*	Paysign Inc.	27,111	175
	Plymouth Industrial REIT Inc.	12,558	168
	National Bank Holdings Corp. Class A	5,857	167
	Goosehead Insurance Inc. Class A	1,461	150
	Cowen Inc. Class A	8,293	150
*	Assetmark Financial Holdings Inc.	5,922	143
	Greenhill & Co. Inc.	12,732	143
	Kearny Financial Corp.	17,831	138
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,158	134
*	Columbia Financial Inc.	12,368	132
	Gladstone Land Corp.	7,847	124
	Curo Group Holdings Corp.	16,023	123
	Gladstone Commercial Corp.	6,197	122
	Stock Yards Bancorp Inc.	2,797	120
	NexPoint Residential Trust Inc.	2,899	120
	Independent Bank Corp.	1,904	120
	First Foundation Inc.	7,833	119
	Federal Agricultural Mortgage Corp. Class C	1,730	118
	Walker & Dunlop Inc.	2,147	118

61

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Universal Insurance Holdings Inc.	5,996	111
	CIM Commercial Trust Corp.	9,687	100
*	Axos Financial Inc.	4,013	99
	Virtus Investment Partners Inc.	616	87
	Griffin Industrial Realty Inc.	1,582	84
*	Dun & Bradstreet Holdings Inc.	3,184	81
	Pzena Investment Management Inc. Class A	15,962	79
	Cambridge Bancorp	1,296	71
	Clipper Realty Inc.	10,304	69
	HCI Group Inc.	1,188	65
*	StoneX Group Inc.	1,115	63
	GAMCO Investors Inc. Class A	4,568	58
*	NMI Holdings Inc. Class A	3,342	57
	Silvercrest Asset Management Group Inc. Class A	4,422	55
*	Marcus & Millichap Inc.	1,965	55
	Bluerock Residential Growth REIT Inc.	7,357	55
	Lakeland Financial Corp.	1,174	54
*	Atlanticus Holdings Corp.	4,639	39
	CatchMark Timber Trust Inc. Class A	3,825	38
	West BanCorp Inc.	2,143	38
*	Siebert Financial Corp.	9,339	35
*	Maui Land & Pineapple Co. Inc.	2,617	31
*	GWG Holdings Inc.	3,320	29
*	Customers Bancorp Inc.	2,237	29
*	Esquire Financial Holdings Inc.	1,706	28
*	BayCom Corp.	2,374	28
*	Avalon GloboCare Corp.	17,048	24
	Investors Title Co.	173	24
	Heritage Insurance Holdings Inc.	1,792	23
	Value Line Inc.	849	22
	Waterstone Financial Inc.	1,411	22
	Altabancorp	996	21
	FS Bancorp Inc.	448	18
	Century Bancorp Inc. Class A	230	16
	Hanmi Financial Corp.	1,310	12
	Hingham Institution For Savings	64	12
*	Priority Technology Holdings Inc.	5,887	11
	Meridian Corp.	769	11
	Reliant Bancorp Inc.	732	11
	Bank7 Corp.	991	10
	Crawford & Co. Class A	1,413	10
*	Coastal Financial Corp.	644	9
	Unity Bancorp Inc.	580	8
	Luther Burbank Corp.	805	7
	Greene County Bancorp Inc.	270	6
*	Altisource Portfolio Solutions SA	487	5
	Northeast Bank	280	5
	FedNat Holding Co.	461	4
			75,579
Health Care (32.2%)
*	LHC Group Inc.	26,694	5,564
*	iRhythm Technologies Inc.	23,792	5,239
*	Momenta Pharmaceuticals Inc.	97,223	5,072
*	Mirati Therapeutics Inc.	32,322	4,828
*	Emergent BioSolutions Inc.	39,251	4,477
*	Ultragenyx Pharmaceutical Inc.	49,853	4,240
*	MyoKardia Inc.	38,277	4,189
*	Nevro Corp.	29,509	4,059
*	HealthEquity Inc.	65,457	3,762
*	Arrowhead Pharmaceuticals Inc.	88,246	3,728
*	Blueprint Medicines Corp.	47,695	3,693
*	Natera Inc.	57,588	3,669
*	NeoGenomics Inc.	91,220	3,553
*	Invitae Corp.	101,559	3,550

62

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Neogen Corp.	46,353	3,532
*	Halozyme Therapeutics Inc.	119,576	3,467
*	Wright Medical Group NV	113,225	3,423
*	Amicus Therapeutics Inc.	223,451	3,262
*	Medpace Holdings Inc.	24,031	3,119
*	FibroGen Inc.	62,551	2,804
*	Inspire Medical Systems Inc.	22,989	2,746
*	PTC Therapeutics Inc.	54,196	2,679
	Ensign Group Inc.	45,013	2,635
*	Biohaven Pharmaceutical Holding Co. Ltd.	41,452	2,628
*	Insmed Inc.	88,951	2,508
*	Omnicell Inc.	37,300	2,487
*	Principia Biopharma Inc.	23,637	2,364
*	NuVasive Inc.	45,179	2,355
*	Merit Medical Systems Inc.	47,604	2,337
*	Pacira BioSciences Inc.	36,286	2,269
*	AMN Healthcare Services Inc.	41,010	2,208
*	HMS Holdings Corp.	77,381	2,158
*	ChemoCentryx Inc.	39,121	2,093
	CONMED Corp.	23,863	2,060
*	Fate Therapeutics Inc.	55,022	2,003
*	Allakos Inc.	21,408	1,918
*	Select Medical Holdings Corp.	95,453	1,916
*	Bridgebio Pharma Inc.	64,012	1,911
*	STAAR Surgical Co.	39,637	1,901
*	Twist Bioscience Corp.	26,244	1,835
*	TG Therapeutics Inc.	72,466	1,798
*	Axsome Therapeutics Inc.	24,344	1,785
*	Turning Point Therapeutics Inc.	22,822	1,784
*	Glaukos Corp.	37,143	1,777
*	Denali Therapeutics Inc.	55,248	1,762
	Cantel Medical Corp.	33,317	1,748
*	Editas Medicine Inc.	48,695	1,716
*	Silk Road Medical Inc.	27,898	1,701
*	Vir Biotechnology Inc.	40,708	1,648
*	Xencor Inc.	45,940	1,642
*	Apellis Pharmaceuticals Inc.	52,724	1,625
*	AtriCure Inc.	34,286	1,534
*	Novavax Inc.	13,827	1,526
*	Allogene Therapeutics Inc.	42,622	1,519
*,^	Inovio Pharmaceuticals Inc.	126,433	1,516
*	Shockwave Medical Inc.	23,443	1,490
*	Deciphera Pharmaceuticals Inc.	32,853	1,479
*	Veracyte Inc.	43,895	1,462
*	LivaNova plc	30,281	1,420
*	Ironwood Pharmaceuticals Inc. Class A	140,095	1,415
*	Aimmune Therapeutics Inc.	40,897	1,399
	Healthcare Services Group Inc.	65,604	1,365
*	R1 RCM Inc.	94,022	1,363
*	Kodiak Sciences Inc.	25,396	1,336
*	Ligand Pharmaceuticals Inc.	12,669	1,292
*	CareDx Inc.	37,589	1,284
*	Integer Holdings Corp.	18,103	1,254
*,^	Sorrento Therapeutics Inc.	153,971	1,233
*	Akebia Therapeutics Inc.	114,255	1,189
*	BioTelemetry Inc.	29,541	1,169
*	NanoString Technologies Inc.	28,767	1,164
*	Kura Oncology Inc.	46,561	1,159
*	Zogenix Inc.	48,692	1,153
*	Addus HomeCare Corp.	12,153	1,138
*	Intercept Pharmaceuticals Inc.	22,734	1,134
*	Y-mAbs Therapeutics Inc.	26,267	1,130
*	Axonics Modulation Technologies Inc.	26,737	1,130
*	Revance Therapeutics Inc.	38,404	1,123

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Sangamo Therapeutics Inc.	101,077	1,115
*	Heron Therapeutics Inc.	76,847	1,099
*	Corcept Therapeutics Inc.	84,437	1,072
*	Dicerna Pharmaceuticals Inc.	56,943	1,055
*	Karuna Therapeutics Inc.	13,634	1,042
*	Cytokinetics Inc.	43,005	1,030
*	Seres Therapeutics Inc.	38,669	1,024
	Luminex Corp.	37,311	996
	US Physical Therapy Inc.	11,160	992
*	Cardiovascular Systems Inc.	30,345	991
*	Providence Service Corp.	10,635	985
*	Coherus Biosciences Inc.	50,792	964
*	Karyopharm Therapeutics Inc.	61,669	938
*	REGENXBIO Inc.	29,926	913
*	Tabula Rasa HealthCare Inc.	18,009	911
*	Cerus Corp.	142,508	908
*	Health Catalyst Inc.	28,378	885
*	Rhythm Pharmaceuticals Inc.	29,536	872
*	Pennant Group Inc.	22,811	845
*	Intellia Therapeutics Inc.	38,517	831
*	SpringWorks Therapeutics Inc.	18,628	827
*	Madrigal Pharmaceuticals Inc.	7,668	826
*,^	Esperion Therapeutics Inc.	22,767	822
*	Phreesia Inc.	25,153	793
	Atrion Corp.	1,241	784
*	Lantheus Holdings Inc.	58,341	783
*	Mersana Therapeutics Inc.	40,342	773
*	GenMark Diagnostics Inc.	59,578	773
*	Rocket Pharmaceuticals Inc.	29,947	766
*	Athenex Inc.	64,719	744
*	Pacific Biosciences of California Inc.	112,020	739
*	Retrophin Inc.	36,465	714
*	Kadmon Holdings Inc.	141,905	710
*	Arcus Biosciences Inc.	28,958	689
*	Magellan Health Inc.	8,961	676
*	Adverum Biotechnologies Inc	55,278	674
*	Arvinas Inc.	25,723	668
	National Research Corp.	11,870	665
*	Progyny Inc.	23,182	662
*	Innoviva Inc.	55,945	655
*	Codexis Inc.	47,095	650
*	CorVel Corp.	7,805	648
*	Epizyme Inc.	49,403	642
*	Theravance Biopharma Inc.	34,804	638
*	PetIQ Inc. Class A	18,110	637
*	Amphastar Pharmaceuticals Inc.	31,251	637
*	Translate Bio Inc.	44,497	627
*	Tactile Systems Technology Inc.	16,152	621
*	Quanterix Corp.	16,652	593
*	Viela Bio Inc.	17,575	592
*	Collegium Pharmaceutical Inc.	30,228	576
*	Intersect ENT Inc.	28,620	575
*	Immunovant Inc.	16,821	571
*	Prestige Consumer Healthcare Inc.	15,666	571
*	Cortexyme Inc.	12,897	567
*	Cara Therapeutics Inc.	36,256	562
*	Arcturus Therapeutics Holdings Inc.	11,468	553
*	Vericel Corp	34,899	553
*	Omeros Corp.	46,157	552
*	1Life Healthcare Inc.	18,756	547
*	RadNet Inc.	37,661	543
*	Corbus Pharmaceuticals Holdings Inc.	58,233	541
*	Agenus Inc.	121,783	530
*	CryoLife Inc.	26,206	530

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	OrthoPediatrics Corp.	10,511	530
*	Surmodics Inc.	11,639	527
*	Alector Inc.	40,673	525
*	Vapotherm Inc.	16,864	525
*	VBI Vaccines Inc.	122,756	523
*	Ontrak Inc.	6,914	504
*	Atara Biotherapeutics Inc.	37,392	504
*	Krystal Biotech Inc.	10,494	502
*	Constellation Pharmaceuticals Inc.	23,781	501
*	Radius Health Inc.	39,967	495
*	SI-BONE Inc.	22,332	487
*	Provention Bio Inc.	37,275	486
*	Syros Pharmaceuticals Inc.	36,480	483
*	Frequency Therapeutics Inc.	24,763	479
*	Avrobio Inc.	27,139	470
*	Meridian Bioscience Inc.	32,427	459
*	Protagonist Therapeutics Inc.	19,853	445
*	BioCryst Pharmaceuticals Inc.	106,871	444
*	Relmada Therapeutics Inc.	12,382	442
*	Cue Biopharma Inc.	24,400	436
*	MacroGenics Inc.	15,001	434
*	Eidos Therapeutics Inc.	9,602	416
*	Castle Biosciences Inc.	9,015	412
*	Antares Pharma Inc.	144,590	409
*	Replimune Group Inc.	15,134	409
*	Dynavax Technologies Corp.	66,548	398
*	Ocular Therapeutix Inc.	45,142	393
*	Personalis Inc.	17,181	392
*	OraSure Technologies Inc.	33,312	390
*	Syndax Pharmaceuticals Inc.	23,688	386
*	Crinetics Pharmaceuticals Inc.	23,737	380
*	Eagle Pharmaceuticals Inc.	9,575	380
*	Pfenex Inc.	30,298	380
*	Axogen Inc.	31,980	380
*	Bioxcel Therapeutics Inc.	9,307	379
*	Surgery Partners Inc.	19,837	379
	LeMaitre Vascular Inc.	11,649	376
*	Avid Bioservices Inc.	44,687	375
*	Rigel Pharmaceuticals Inc.	149,439	372
*	Ardelyx Inc.	64,220	369
*	REVOLUTION Medicines Inc.	12,872	365
*	NGM Biopharmaceuticals Inc.	19,276	359
*	Amneal Pharmaceuticals Inc.	87,229	359
	Phibro Animal Health Corp. Class A	16,640	357
*	Aerie Pharmaceuticals Inc.	32,305	355
*	BioSpecifics Technologies Corp.	5,486	354
*,^	ZIOPHARM Oncology Inc.	125,794	353
*	Flexion Therapeutics Inc.	30,142	351
*	Phathom Pharmaceuticals Inc.	9,446	347
*	Intra-Cellular Therapies Inc.	18,455	336
*	Athersys Inc.	152,369	332
*	Neoleukin Therapeutics Inc.	26,115	332
*,^	Clovis Oncology Inc.	63,598	331
*	SIGA Technologies Inc.	47,646	331
*	Viemed Healthcare Inc.	30,219	328
*	Inogen Inc.	10,828	327
*,^	Accelerate Diagnostics Inc.	26,841	327
*	MannKind Corp.	187,224	326
*	Option Care Health Inc.	27,965	325
*	Akero Therapeutics Inc.	9,828	320
*,^	CEL-SCI Corp.	24,682	319
*	Morphic Holding Inc.	12,032	319
*	Homology Medicines Inc.	29,871	318
*	Stoke Therapeutics Inc.	10,715	315

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Black Diamond Therapeutics Inc.	10,785	310
*	Kala Pharmaceuticals Inc.	34,849	310
*	Keros Therapeutics Inc.	5,786	310
*	TransMedics Group Inc.	17,371	310
*	Assembly Biosciences Inc.	14,084	308
*	BioDelivery Sciences International Inc.	78,305	306
*	Durect Corp.	173,988	302
*	Scholar Rock Holding Corp.	19,945	301
*,^	BrainStorm Cell Therapeutics Inc.	23,464	296
*	Tivity Health Inc.	17,913	293
*	Zentalis Pharmaceuticals Inc.	8,497	292
*	CytomX Therapeutics Inc.	39,683	290
*	Arena Pharmaceuticals Inc.	4,057	283
*	Applied Therapeutics Inc.	11,732	283
*	Catalyst Pharmaceuticals Inc.	85,264	280
*	Precigen Inc.	46,141	279
*	Puma Biotechnology Inc.	26,856	276
*	Kiniksa Pharmaceuticals Ltd. Class A	15,375	272
*	Beam Therapeutics Inc.	10,809	271
*	Quotient Ltd.	53,209	269
*	IGM Biosciences Inc.	6,237	268
*	Voyager Therapeutics Inc.	22,727	268
*	Tricida Inc.	24,901	263
*,^	UroGen Pharma Ltd.	10,400	261
*	Tenet Healthcare Corp.	9,212	260
*,^	TherapeuticsMD Inc.	176,899	258
*	Endo International plc	85,787	258
*	RAPT Therapeutics Inc.	9,642	256
*	CytoSorbents Corp.	30,334	256
*	Gossamer Bio Inc.	18,179	253
*	Fulgent Genetics Inc.	8,509	252
*	OptimizeRx Corp.	12,420	250
*,^	Co-Diagnostics Inc.	22,807	249
*	Molecular Templates Inc.	21,328	248
*	Atreca Inc. Class A	17,365	247
*	ImmunoGen Inc.	64,998	240
*	Cutera Inc.	14,691	240
*	Calithera Biosciences Inc.	57,797	233
*	Eiger BioPharmaceuticals Inc.	20,809	232
*	WaVe Life Sciences Ltd.	18,196	228
*	Aeglea BioTherapeutics Inc.	31,318	228
*	Heska Corp.	2,193	227
*	Albireo Pharma Inc.	8,156	227
*	Affimed NV	64,481	222
*	MeiraGTx Holdings plc	16,669	217
*	Ovid therapeutics Inc.	37,663	216
*	Zynex Inc.	14,584	216
*	G1 Therapeutics Inc.	14,003	215
*	Precision BioSciences Inc.	37,838	213
*	Supernus Pharmaceuticals Inc.	9,582	211
*	MEI Pharma Inc.	77,263	210
*	Joint Corp.	11,746	210
*	Arcutis Biotherapeutics Inc.	8,317	209
*	Alphatec Holdings Inc.	34,410	206
*	Fortress Biotech Inc.	51,670	204
*	Vaxart Inc.	33,282	197
*	iCAD Inc.	17,929	194
*	MediciNova Inc.	37,017	194
	Utah Medical Products Inc.	2,318	190
*,^	Anavex Life Sciences Corp.	44,631	189
*	Accuray Inc.	80,492	188
*	InfuSystem Holdings Inc.	12,858	187
*	Repro-Med Systems Inc.	21,460	186
*	Odonate Therapeutics Inc.	11,505	186

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Satsuma Pharmaceuticals Inc.	7,999	184
*	ORIC Pharmaceuticals Inc.	7,184	180
*	Agile Therapeutics Inc.	55,821	179
*	Chiasma Inc.	32,158	177
*	Aprea Therapeutics Inc.	6,456	175
*	ChromaDex Corp.	35,235	174
*	Natus Medical Inc.	9,373	170
*	Apollo Medical Holdings Inc.	8,616	163
*	Paratek Pharmaceuticals Inc.	34,267	158
*	NantKwest Inc.	21,571	157
*	Aduro Biotech Inc.	50,294	156
*	Evolent Health Inc. Class A	10,756	154
*	Prevail Therapeutics Inc.	12,302	151
*	AdaptHealth Corp. Class A	6,950	148
*,^	Xeris Pharmaceuticals Inc.	31,195	147
*,^	BioSig Technologies Inc.	19,150	142
*	Beyondspring Inc.	11,139	138
*	Kindred Biosciences Inc.	27,895	138
*	Stereotaxis Inc.	39,249	138
*	Aquestive Therapeutics Inc.	17,526	138
*	BioLife Solutions Inc.	6,412	137
*	ANI Pharmaceuticals Inc.	4,328	136
*	Marinus Pharmaceuticals Inc.	69,105	134
*	Evofem Biosciences Inc.	38,504	128
*	Cellular Biomedicine Group Inc.	6,880	128
*	Sutro Biopharma Inc.	12,624	126
*	Sientra Inc.	32,679	125
*	Harpoon Therapeutics Inc.	9,112	125
*	Optinose Inc.	27,511	125
*	Spero Therapeutics Inc.	11,398	124
*	Harrow Health Inc.	17,708	122
*	Passage Bio Inc.	7,367	122
*	NextCure Inc.	13,543	122
*	Akcea Therapeutics Inc.	6,562	120
*	Pulse Biosciences Inc.	12,096	120
*	Neubase Therapeutics Inc.	14,842	119
*	Pieris Pharmaceuticals Inc.	40,527	116
*,^	ADMA Biologics Inc.	44,535	114
*	Dyadic International Inc.	14,062	112
*	Strongbridge Biopharma plc	28,842	111
*	iRadimed Corp.	5,165	109
*	Aspira Women's Health Inc.	38,135	109
*	Fennec Pharmaceuticals Inc.	19,315	106
*	Verrica Pharmaceuticals Inc.	11,027	101
*	Oyster Point Pharma Inc.	4,423	101
*	IMARA Inc.	4,281	99
*	89bio Inc.	2,554	98
*	CorMedix Inc.	21,053	98
*	ViewRay Inc.	36,061	98
*,^	Genprex Inc.	24,696	98
*	Eton Pharmaceuticals Inc.	12,413	97
*	Liquidia Technologies Inc.	18,200	93
*	Hookipa Pharma Inc.	10,322	92
*	Minerva Neurosciences Inc.	28,908	92
*	Magenta Therapeutics Inc.	12,295	89
*	UNITY Biotechnology Inc.	28,455	89
*	Exicure Inc.	44,769	89
*,^	Galectin Therapeutics Inc.	33,539	89
*,^	XOMA Corp.	4,563	87
*	DermTech Inc.	7,229	85
*	Mustang Bio Inc.	25,227	82
*	Checkpoint Therapeutics Inc.	37,777	82
*	Organogenesis Holdings Inc. Class A	18,917	81
*	Enanta Pharmaceuticals Inc.	1,509	79

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Catabasis Pharmaceuticals Inc.	11,891	78
*	Fulcrum Therapeutics Inc.	10,693	78
*	Nymox Pharmaceutical Corp.	30,359	76
*	Electromed Inc.	6,163	76
*	Verastem Inc.	60,378	76
*	NantHealth Inc.	23,696	75
*	Selecta Biosciences Inc.	28,703	75
*,^	iBio Inc.	35,493	74
*	Cidara Therapeutics Inc.	23,255	74
*	Misonix Inc.	5,603	74
*	Allscripts Healthcare Solutions Inc.	8,034	72
*	Tela Bio Inc.	5,028	72
*	Rockwell Medical Inc.	53,681	70
*,^	La Jolla Pharmaceutical Co.	16,730	70
*	Hanger Inc.	3,531	70
*	CASI Pharmaceuticals Inc.	40,786	70
*	Retractable Technologies Inc.	10,858	69
*	Eloxx Pharmaceuticals Inc.	22,211	69
*	VolitionRX Ltd.	20,169	68
*	LogicBio Therapeutics Inc.	10,563	67
*	ContraFect Corp.	12,060	66
*	Cerecor Inc.	26,774	66
*	PAVmed Inc.	33,329	66
*,^	Chembio Diagnostics Inc.	16,014	66
*	Lexicon Pharmaceuticals Inc.	37,099	65
*	Beyond Air Inc.	11,689	65
*	Galera Therapeutics Inc.	8,036	63
*	Avenue Therapeutics Inc.	5,624	63
*	Aravive Inc.	10,680	61
*	Tyme Technologies Inc.	59,729	60
*	Exagen Inc.	4,060	59
*	Kaleido Biosciences Inc.	9,183	58
*	Soleno Therapeutics Inc.	26,675	57
*	Evelo Biosciences Inc.	12,581	56
*	Champions Oncology Inc.	6,619	55
*	PhaseBio Pharmaceuticals Inc.	13,853	53
*	Recro Pharma Inc.	18,278	50
*	Oncocyte Corp.	38,536	48
*	Mirum Pharmaceuticals Inc.	1,835	48
*	Osmotica Pharmaceuticals plc	7,758	46
*	Lyra Therapeutics Inc.	3,485	46
*	Centogene NV	3,760	44
*	Milestone Scientific Inc.	28,979	43
*	Abeona Therapeutics Inc.	17,955	42
*	scPharmaceuticals Inc.	4,909	42
*	Axcella Health Inc.	8,244	41
*	Fluidigm Corp.	5,182	41
*	Protara Therapeutics Inc.	1,861	40
*	AVEO Pharmaceuticals Inc.	7,402	35
*	Bellerophon Therapeutics Inc.	3,189	34
*	Soliton Inc.	4,878	33
*	Triple-S Management Corp. Class B	1,764	33
*,^	Marker Therapeutics Inc.	18,207	33
*,^	Evolus Inc.	8,299	32
*	Venus Concept Inc.	10,820	31
*	KalVista Pharmaceuticals Inc.	2,360	31
*	Viking Therapeutics Inc.	4,588	31
*	Immunic Inc.	1,881	30
*	Rubius Therapeutics Inc.	5,778	28
*	American Renal Associates Holdings Inc.	3,938	27
*	Ideaya Biosciences Inc.	2,096	25
*	Cassava Sciences Inc.	7,779	24
*	NeuroBo Pharmaceuticals Inc.	3,936	24
*	Nemaura Medical Inc.	6,206	23

68

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*,^	vTv Therapeutics Inc. Class A	10,690	22
*	AcelRx Pharmaceuticals Inc.	17,498	22
*	Cohbar Inc.	22,497	21
*	Menlo Therapeutics Inc.	13,596	21
*	TCR2 Therapeutics Inc.	986	20
*	Orgenesis Inc.	3,774	20
§,*	Alder BioPharmaceuticals CVR Exp. 12/31/2024	20,196	18
*	Gritstone Oncology Inc.	5,305	18
*	Apyx Medical Corp.	2,075	10
*	Solid Biosciences Inc.	3,100	7
*	Pulse Biosciences Inc. Warrants Exp. 12/31/2049	286	1
§,*	Synergy Pharmaceuticals LLC	124,654	1
§,*,^	Oncternal Therapeutics Inc. CVR	530	1
			279,830
Materials & Processing (5.9%)
*	TopBuild Corp.	29,082	4,473
	Simpson Manufacturing Co. Inc.	38,291	3,766
	Louisiana-Pacific Corp.	99,285	3,270
*	RBC Bearings Inc.	21,679	2,863
*	Builders FirstSource Inc.	92,228	2,824
	UFP Industries Inc.	44,332	2,631
	Balchem Corp.	25,980	2,538
	Advanced Drainage Systems Inc.	43,516	2,414
	Quaker Chemical Corp.	11,685	2,220
*	Novagold Resources Inc.	194,724	2,062
	AAON Inc.	36,114	2,056
*	Ingevity Corp.	36,503	2,050
*	Masonite International Corp.	21,406	1,954
*	Installed Building Products Inc.	20,058	1,741
	Compass Minerals International Inc.	30,018	1,709
	HB Fuller Co.	29,350	1,414
	Innospec Inc.	17,376	1,298
	O-I Glass Inc.	106,541	1,159
	Patrick Industries Inc.	18,519	1,041
*	GCP Applied Technologies Inc.	33,486	873
	Sensient Technologies Corp.	15,216	840
*	Ferro Corp.	53,208	664
	Chase Corp.	6,475	632
	Comfort Systems USA Inc.	9,178	465
*	Gibraltar Industries Inc.	6,468	404
	Orion Engineered Carbons SA	29,475	358
*	PGT Innovations Inc.	19,027	345
	Omega Flex Inc.	2,551	336
	Materion Corp.	5,429	296
	Boise Cascade Co.	5,863	269
*	Koppers Holdings Inc.	10,980	264
	Trinseo SA	10,488	261
	Tronox Holdings plc Class A	27,407	246
	Hawkins Inc.	4,578	230
*	Forterra Inc.	16,697	221
	Rexnord Corp.	7,179	208
	Myers Industries Inc.	11,764	180
	Stepan Co.	1,538	177
*	Alpha Pro Tech Ltd.	10,749	151
*	Cornerstone Building Brands Inc.	15,661	125
	Mueller Water Products Inc. Class A	7,914	85
	Apogee Enterprises Inc.	3,543	74
*	Marrone Bio Innovations Inc.	57,466	73
	American Vanguard Corp.	4,965	70
*	Uranium Energy Corp.	59,858	69
*	PQ Group Holdings Inc.	5,710	67
*	Foundation Building Materials Inc.	3,938	64
	Caledonia Mining Corp. plc	3,321	60
*	Amyris Inc.	5,647	19

69

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	UFP Technologies Inc.	447	18
*	Aspen Aerogels Inc.	1,438	12
	United States Lime & Minerals Inc.	130	12
*	AgroFresh Solutions Inc.	1,848	5
			51,656
Other (0.1%)[1]
*	ALX Oncology Holdings Inc.	1,080	44
*	Rackspace Technology Inc.	1,843	39
*	Acutus Medical Inc.	956	34
*	Kymera Therapeutics Inc.	875	28
*	Vroom Inc.	323	22
*	GoHealth Inc. Class A	1,592	22
§,*,^	Tobira Therapeutics CVR Exp. 12/31/2028	3,989	18
*	IBEX Ltd.	1,090	17
*	Allovir Inc.	528	17
*	Annexon Inc.	684	17
*	Selectquote Inc.	910	17
*	iTeos Therapeutics Inc.	537	16
*	Lemonade Inc.	264	15
*	Oak Street Health Inc.	340	15
*	Generation Bio Co.	448	14
*	Pandion Therapeutics Inc.	738	14
*	Albertsons Cos. Inc. Class A	937	13
*	Nurix Therapeutics Inc.	544	13
*	Accolade Inc.	373	13
*	Vaxcyte Inc.	267	12
*	Shift4 Payments Inc. Class A	229	12
*	Duck Creek Technologies Inc.	261	10
*	Trean Insurance Group Inc.	641	10
*	Montrose Environmental Group Inc.	297	8
*	Vital Farms Inc.	209	8
*	Jamf Holding Corp.	211	8
*	Vertex Inc.	317	8
*	Applied Molecular Transport Inc.	309	8
*	BigCommerce Holdings Inc.	64	8
*	Checkmate Pharmaceuticals Inc.	480	7
*	Inari Medical Inc.	90	7
*	nCino Inc.	67	6
*	Pliant Therapeutics Inc.	220	6
*	Progenity Inc.	599	6
*	Inhibrx Inc.	294	5
*	Avidity Biosciences Inc.	176	5
*	Akouos Inc.	218	5
*	Poseida Therapeutics Inc.	300	3
*	Harmony Biosciences Holdings Inc.	65	2
*	Inozyme Pharma Inc.	69	2
§,*	NewStar Financial Inc. CVR	2,203	—
§,*	Lantheus Holdings CVR	71,640	—
§,*	Clinical Data CVR	367	—
§,*	Omthera Pharmeceuticals CVR	2,001	—
			534
Producer Durables (10.9%)
	Tetra Tech Inc.	47,370	4,373
	MAXIMUS Inc.	53,813	4,173
*	Plug Power Inc.	311,870	4,048
	Exponent Inc.	45,164	3,634
*	Proto Labs Inc.	23,549	3,462
*	Saia Inc.	23,079	3,097
	John Bean Technologies Corp.	27,526	2,822
*	Aerojet Rocketdyne Holdings Inc.	64,586	2,672
*	ASGN Inc.	37,059	2,660
*	TriNet Group Inc.	36,253	2,459
	Franklin Electric Co. Inc.	37,611	2,233
	Werner Enterprises Inc.	47,519	2,186

70

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
	Brink's Co.	44,131	2,134
*	Itron Inc.	35,211	2,098
*	Casella Waste Systems Inc. Class A	35,088	1,970
*	ExlService Holdings Inc.	29,556	1,882
	ESCO Technologies Inc.	20,696	1,861
*	Kratos Defense & Security Solutions Inc.	93,118	1,820
*	Advanced Disposal Services Inc.	59,732	1,800
*	CryoPort Inc.	29,496	1,636
	Badger Meter Inc.	25,573	1,578
	Federal Signal Corp.	48,478	1,557
	Brady Corp. Class A	31,851	1,494
*	AeroVironment Inc.	19,018	1,453
*	Vicor Corp.	15,643	1,361
*	Air Transport Services Group Inc.	51,746	1,315
*	Verra Mobility Corp. Class A	117,338	1,240
*	Dycom Industries Inc.	19,401	1,193
*	OSI Systems Inc.	14,922	1,175
*	SPX Corp.	27,979	1,170
	Kadant Inc.	10,046	1,170
	Albany International Corp. Class A	22,275	1,156
*	Atkore International Group Inc.	41,559	1,111
	Insperity Inc.	15,876	1,070
	Tennant Co.	16,044	1,066
	Watts Water Technologies Inc. Class A	10,675	1,022
	Lindsay Corp.	9,525	952
	TTEC Holdings Inc.	15,978	906
	Forward Air Corp.	15,123	892
	CSW Industrials Inc.	12,344	892
	Mesa Laboratories Inc.	3,567	877
*	FARO Technologies Inc.	14,485	818
	Applied Industrial Technologies Inc.	13,456	810
	McGrath RentCorp	12,014	797
	Alamo Group Inc.	7,051	782
	Douglas Dynamics Inc.	18,290	702
	Shyft Group Inc.	29,962	598
	Kforce Inc.	17,357	596
	ICF International Inc.	7,951	543
*	Cimpress plc	5,083	471
	Helios Technologies Inc.	11,416	469
	Marten Transport Ltd.	25,423	462
*	PAE Inc.	51,982	459
	Otter Tail Corp.	11,696	454
	Primoris Services Corp.	23,786	453
*	NV5 Global Inc.	8,620	446
	KBR Inc.	15,552	389
	Covanta Holding Corp.	41,048	388
	Enerpac Tool Group Corp. Class A	17,825	371
*	MYR Group Inc.	9,084	353
*	Forrester Research Inc.	9,616	341
	Pitney Bowes Inc.	59,257	325
	EMCOR Group Inc.	4,045	303
*	Energy Recovery Inc.	33,238	283
*	Napco Security Technologies Inc.	10,239	255
*	Daseke Inc.	40,172	247
	Allied Motion Technologies Inc.	5,729	244
	Hackett Group Inc.	19,233	243
	EnerSys	3,302	238
*	Welbilt Inc.	32,003	236
*	Vivint Smart Home Inc.	12,846	228
*	Franklin Covey Co.	10,918	216
	CRA International Inc.	4,986	212
*	CBIZ Inc.	7,548	184
*	Willdan Group Inc.	6,343	179
	Allegiant Travel Co. Class A	1,380	178

71

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Transcat Inc.	5,954	175
*	Luna Innovations Inc.	25,449	163
*	Vectrus Inc.	3,654	159
*	MasTec Inc.	3,372	156
*	Orion Energy Systems Inc.	23,479	150
	Cubic Corp.	3,121	147
*	Construction Partners Inc. Class A	7,676	143
	UniFirst Corp.	739	142
	Kaman Corp.	2,597	120
*	EVI Industries Inc.	4,280	105
	Universal Logistics Holdings Inc.	4,548	98
*,^	ExOne Co.	7,907	97
*	Sharps Compliance Corp.	12,643	97
*	HC2 Holdings Inc.	36,314	91
*,^	Wrap Technologies Inc.	10,324	90
*	Lawson Products Inc.	2,497	90
*	Atlas Air Worldwide Holdings Inc.	1,546	87
*	Huron Consulting Group Inc.	1,876	81
	Granite Construction Inc.	4,294	80
*	PFSweb Inc.	9,250	78
*	IES Holdings Inc.	2,652	76
	Gorman-Rupp Co.	2,367	76
*	Mastech Digital Inc.	3,605	67
	Raven Industries Inc.	2,661	66
*	Sykes Enterprises Inc.	1,949	65
*	Blue Bird Corp.	5,572	63
*	CAI International Inc.	2,754	60
*	Sterling Construction Co. Inc.	3,980	56
*	Herc Holdings Inc.	1,129	46
*	Dorian LPG Ltd.	5,024	42
	Barrett Business Services Inc.	489	28
*	Cross Country Healthcare Inc.	3,201	20
	REV Group Inc.	2,569	20
	Luxfer Holdings plc	1,341	19
	Ardmore Shipping Corp.	3,283	12
*	Gencor Industries Inc.	613	8
*	PAM Transportation Services Inc.	199	7
			95,023
Technology (20.2%)
*	Q2 Holdings Inc.	43,595	4,241
*	Silicon Laboratories Inc.	38,116	3,903
	Cabot Microelectronics Corp.	25,524	3,887
*	Envestnet Inc.	46,660	3,872
*	Blackline Inc.	44,062	3,850
*	II-VI Inc.	77,038	3,428
*	Varonis Systems Inc.	27,416	3,387
*	Lattice Semiconductor Corp.	118,213	3,381
*	Semtech Corp.	56,772	3,330
	Brooks Automation Inc.	63,834	3,296
*	Novanta Inc.	30,064	3,222
*	LivePerson Inc.	53,640	3,200
*	Qualys Inc.	29,894	3,173
*	Sailpoint Technologies Holdings Inc.	77,488	3,040
*	ACI Worldwide Inc.	100,795	2,961
	Power Integrations Inc.	51,822	2,900
*	Rapid7 Inc.	44,299	2,860
*	J2 Global Inc.	40,806	2,856
	Blackbaud Inc.	43,477	2,776
*	Viavi Solutions Inc.	201,047	2,681
*	Bandwidth Inc. Class A	16,882	2,659
*	SVMK Inc.	104,935	2,612
*	LiveRamp Holdings Inc.	46,563	2,600
*	Box Inc.	129,667	2,545
*	Advanced Energy Industries Inc.	33,417	2,477

72

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	SPS Commerce Inc.	30,838	2,463
*	Mimecast Ltd.	49,642	2,444
*	Synaptics Inc.	28,236	2,409
*	Alarm.com Holdings Inc.	39,852	2,386
*	Appfolio Inc.	14,042	2,359
*	Acacia Communications Inc.	34,140	2,304
*	Tenable Holdings Inc.	60,575	2,280
*	Fabrinet	32,324	2,256
	Perspecta Inc.	101,334	2,105
*	Workiva Inc. Class A	33,733	1,990
*	Cornerstone OnDemand Inc.	53,205	1,877
*	Cargurus Inc.	75,839	1,849
*	Bottomline Technologies DE Inc.	38,005	1,810
*	iRobot Corp.	24,255	1,796
*,^	Appian Corp. Class A	28,848	1,767
*	Yext Inc.	88,707	1,762
*	FormFactor Inc.	67,008	1,751
*	Digital Turbine Inc.	72,373	1,751
*	Inovalon Holdings Inc. Class A	64,894	1,606
*	CommVault Systems Inc.	36,738	1,588
*	Plexus Corp.	20,540	1,562
*	Altair Engineering Inc. Class A	36,938	1,552
	Progress Software Corp.	39,391	1,493
*	MACOM Technology Solutions Holdings Inc.	41,286	1,471
*	PROS Holdings Inc.	34,460	1,344
*	Avaya Holdings Corp.	81,409	1,263
*	Upwork Inc.	81,515	1,241
	NIC Inc.	57,882	1,238
*	Perficient Inc.	28,608	1,228
	CSG Systems International Inc.	28,769	1,225
*	Verint Systems Inc.	25,173	1,197
*	Model N Inc.	30,014	1,180
*	Zuora Inc. Class A	85,938	1,168
*	Cloudera Inc.	87,754	1,159
*	Virtusa Corp.	25,313	1,001
*	Domo Inc.	22,431	913
*	Glu Mobile Inc.	114,017	905
	Shutterstock Inc.	17,106	861
*	MaxLinear Inc.	35,174	856
*	Ultra Clean Holdings Inc.	34,865	855
*	Calix Inc.	42,803	833
*	TechTarget Inc.	20,570	816
*	CEVA Inc.	19,086	806
*	Upland Software Inc.	20,083	788
*	Vocera Communications Inc.	27,979	783
	ManTech International Corp. Class A	10,153	760
*	Ping Identity Holding Corp.	21,994	758
	Sapiens International Corp. NV	22,574	757
*	ePlus Inc.	9,757	749
*	Schrodinger Inc.	12,147	734
*	nLight Inc.	30,359	709
*,^	Inseego Corp.	59,999	689
	Simulations Plus Inc.	11,092	661
*	OneSpan Inc.	29,366	633
*	Axcelis Technologies Inc.	26,469	625
*	MicroStrategy Inc. Class A	4,315	623
*	Eventbrite Inc. Class A	55,864	601
*	Limelight Networks Inc.	102,124	579
*	MobileIron Inc.	84,685	553
*	PAR Technology Corp.	14,159	529
	InterDigital Inc.	8,557	523
*	Tucows Inc. Class A	8,246	521
*	Infinera Corp.	68,568	500
*	Insight Enterprises Inc.	8,343	499

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2020

		Shares	Market Value ($000)
*	Ichor Holdings Ltd.	19,484	490
*	PDF Solutions Inc.	23,556	488
*	Parsons Corp.	14,349	477
*	A10 Networks Inc.	54,366	465
	QAD Inc. Class A	10,210	464
*	Ambarella Inc.	8,751	461
*	Extreme Networks Inc.	102,716	449
*	Mitek Systems Inc.	35,308	448
*	EverQuote Inc. Class A	12,338	438
*	Agilysys Inc.	15,989	406
*	ChannelAdvisor Corp.	24,007	404
*	Meet Group Inc.	60,662	382
*	Brightcove Inc.	34,340	382
*	Endurance International Group Holdings Inc.	58,169	379
	American Software Inc. Class A	26,347	373
*	Magnite Inc.	50,499	371
*	Impinj Inc.	14,800	362
*	Rogers Corp.	2,857	324
*	Onto Innovation Inc.	10,314	322
*	Diodes Inc.	6,506	318
*	Super Micro Computer Inc.	11,372	311
*	SMART Global Holdings Inc.	11,763	296
	Ebix Inc.	12,795	295
*	SiTime Corp.	4,434	292
*	Zix Corp.	48,114	292
*	Waitr Holdings Inc.	66,786	269
*	Sprout Social Inc. Class A	6,931	269
*	Yelp Inc. Class A	11,451	265
*	Benefitfocus Inc.	25,502	264
*	DSP Group Inc.	17,561	252
*	Ooma Inc.	18,292	249
*	Intelligent Systems Corp.	6,239	235
*	Avid Technology Inc.	27,073	219
*,^	Akoustis Technologies Inc.	27,373	217
*	ShotSpotter Inc.	7,090	212
*	Diebold Nixdorf Inc.	24,190	202
	NVE Corp.	3,730	199
*	CyberOptics Corp.	6,194	199
*	Everi Holdings Inc.	25,391	197
*	NeoPhotonics Corp.	29,461	196
*	Amkor Technology Inc.	14,510	177
*	Clearfield Inc.	9,861	174
*	Veritone Inc.	20,203	167
*	Iteris Inc.	35,869	164
*	Atomera Inc.	12,825	163
*	CalAmp Corp.	19,446	159
	Methode Electronics Inc.	5,611	159
*	Digimarc Corp.	9,695	155
*	Genasys Inc.	28,932	145
	VirnetX Holding Corp.	28,962	144
*	Grid Dynamics Holdings Inc.	19,090	142
*	Casa Systems Inc.	27,086	123
*	Red Violet Inc.	5,699	118
	Plantronics Inc.	9,554	118
*	Resonant Inc.	43,700	117
*	Smith Micro Software Inc.	29,378	113
*	Immersion Corp.	11,721	111
*	GAN Ltd.	5,190	107
*	Majesco	6,430	103
*	eGain Corp.	6,905	92
*	Intellicheck Inc.	14,029	88
	Xperi Holding Corp	6,697	84
*	Rimini Street Inc.	18,273	80
*	Pixelworks Inc.	31,081	71

74

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Shares	Market Value ($000)
*	Unisys Corp.	5,529	64
*	Cambium Networks Corp.	4,640	61
	Loral Space & Communications Inc.	2,500	59
*	Research Frontiers Inc.	24,197	56
*	Telenav Inc.	11,577	53
*	Akerna Corp.	8,462	51
	Cohu Inc.	2,365	41
*	Intevac Inc.	4,864	29
	PC Connection Inc.	651	29
*	Quantum Corp.	5,176	28
*	Park City Group Inc.	2,250	11
*	SecureWorks Corp. Class A	831	11
			176,131
Utilities (3.1%)
	Cogent Communications Holdings Inc.	37,411	2,516
	American States Water Co.	32,435	2,468
	Shenandoah Telecommunications Co.	42,327	2,341
	Ormat Technologies Inc.	35,190	2,142
*	Iridium Communications Inc.	66,508	1,863
	California Water Service Group	39,515	1,792
*	Evoqua Water Technologies Corp.	75,413	1,543
*	8x8 Inc.	89,242	1,506
*	Vonage Holdings Corp.	114,479	1,311
	Chesapeake Utilities Corp.	13,342	1,091
	South Jersey Industries Inc.	47,714	1,057
	Middlesex Water Co.	14,968	960
	SJW Group	12,370	773
	Brookfield Infrastructure Corp. Class A	14,153	707
	MGE Energy Inc.	8,205	533
	York Water Co.	11,397	520
*	Anterix Inc.	11,726	513
*	Boingo Wireless Inc.	38,559	501
	ONE Gas Inc.	5,217	387
	Clearway Energy Inc.	13,806	352
	Brookfield Renewable Corp. Class A	5,117	261
	Southwest Gas Holdings Inc.	3,972	250
*,^	Gogo Inc.	47,610	245
*	Cincinnati Bell Inc.	14,416	217
*	Pure Cycle Corp.	17,186	168
	Clearway Energy Inc. Class A	6,295	152
	Northwest Natural Holding Co.	2,858	146
*,^	GTT Communications Inc.	27,372	136
*	WideOpenWest Inc.	23,019	132
	Global Water Resources Inc.	10,811	119
*	Cadiz Inc.	9,778	102
	Genie Energy Ltd. Class B	11,409	101
	Spark Energy Inc. Class A	10,255	94
*	Sunnova Energy International Inc.	3,615	86
	RGC Resources Inc.	3,212	75
*	IDT Corp. Class B	8,796	57
*	Consolidated Communications Holdings Inc.	6,494	51
*	ORBCOMM Inc.	8,844	35
	ATN International Inc.	562	33
	Artesian Resources Corp. Class A	428	15
*	Atlantic Power Corp.	5,976	12
			27,363
Total Common Stocks (Cost $672,008)			869,695

75

Vanguard® Russell 2000 Growth Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (1.5%)
Money Market Fund (1.5%)
[2,3]	Vanguard Market Liquidity Fund	0.147%	126,519	12,652

			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill	0.210%	9/15/20	93,500	93
Total Temporary Cash Investments (Cost $12,742)					12,745
Total Investments (101.4%) (Cost $684,750)					882,440
Other Assets and Liabilities — Net (-1.4%)					(11,934)
Net Assets (100%)					870,506

Cost is in $000.
§	Security value determined using significant unobservable inputs.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,826,000.
1	“Other” represents securities that are not classified by the fund's benchmark index.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $11,746,000 was received for securities on loan.
4	Securities with a value of $75,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

76

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© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18510 102020

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)
Consumer Discretionary (16.8%)
*	Amazon.com Inc.	21,207	73,185
*	Tesla Inc.	36,970	18,423
	Home Depot Inc.	53,722	15,313
	Walt Disney Co.	90,318	11,910
*	Netflix Inc.	21,257	11,257
	Comcast Corp. Class A	226,480	10,149
	Walmart Inc.	69,664	9,673
	McDonald's Corp.	37,212	7,946
	Costco Wholesale Corp.	22,055	7,668
	NIKE Inc. Class B	60,546	6,775
	Lowe's Cos. Inc.	37,767	6,220
	Starbucks Corp.	58,382	4,932
*	Charter Communications Inc. Class A	7,475	4,602
*	Booking Holdings Inc.	2,040	3,897
	Target Corp.	24,953	3,773
	TJX Cos. Inc.	59,784	3,276
	Dollar General Corp.	12,555	2,535
	Estee Lauder Cos. Inc. Class A	11,016	2,442
*	Uber Technologies Inc.	68,339	2,298
*	Lululemon Athletica Inc.	5,664	2,128
*	Spotify Technology SA	6,550	1,848
	General Motors Co.	62,240	1,844
	eBay Inc.	33,229	1,820
*	Chipotle Mexican Grill Inc. Class A	1,385	1,815
*	O'Reilly Automotive Inc.	3,674	1,711
	Ross Stores Inc.	17,567	1,600
	Yum! Brands Inc.	15,171	1,454
	Marriott International Inc. Class A	13,548	1,394
*	AutoZone Inc.	1,164	1,393
	Ford Motor Co.	194,155	1,324
	Best Buy Co. Inc.	11,340	1,258
	Hilton Worldwide Holdings Inc.	13,520	1,222
	DR Horton Inc.	16,490	1,177
	Aptiv plc	13,365	1,151
*	Dollar Tree Inc.	11,691	1,126
	VF Corp.	16,242	1,068
	Yum China Holdings Inc.	18,122	1,046
	Lennar Corp. Class A	13,274	993
*	Trade Desk Inc. Class A	2,045	984
*	Wayfair Inc.	3,304	980
*	Roku Inc.	5,088	883
*	CarMax Inc.	8,220	879
	Tractor Supply Co.	5,802	864
	Las Vegas Sands Corp.	16,731	848
	Domino's Pizza Inc.	1,964	803
	Garmin Ltd.	7,417	768
	Tiffany & Co.	6,074	744
	ViacomCBS Inc. Class B	26,715	744
*	Etsy Inc.	5,938	711
*	Liberty Broadband Corp.	5,040	706
*	NVR Inc.	161	671
	Genuine Parts Co.	7,093	670
	Expedia Group Inc.	6,769	664
*	Burlington Stores Inc.	3,290	648
*	Ulta Beauty Inc.	2,716	631
	Pool Corp.	1,907	625
	Royal Caribbean Cruises Ltd.	8,650	595
	Fortune Brands Home & Security Inc.	7,018	590
*	Carvana Co. Class A	2,729	589
	PulteGroup Inc.	13,053	582
	Darden Restaurants Inc.	6,557	568

1

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Omnicom Group Inc.	10,342	559
	Whirlpool Corp.	3,064	545
	MGM Resorts International	23,911	538
	Advance Auto Parts Inc.	3,366	526
	Hasbro Inc.	6,468	511
*	LKQ Corp.	14,866	472
	Fox Corp. Class A	16,913	471
	Cable One Inc.	256	471
*	DISH Network Corp. Class A	12,449	442
	Vail Resorts Inc.	2,025	441
*	Altice USA Inc. Class A	15,933	439
*	Chegg Inc.	5,957	439
	Wynn Resorts Ltd.	4,979	435
	BorgWarner Inc.	10,561	429
	Service Corp. International	8,895	406
	Rollins Inc.	7,325	404
*	Live Nation Entertainment Inc.	7,036	400
	Carnival Corp.	23,545	388
*	Bright Horizons Family Solutions Inc.	2,908	387
*	Peloton Interactive Inc. Class A	4,904	376
*	Liberty Media Corp-Liberty Formula One Class C	9,387	366
	Sirius XM Holdings Inc.	60,537	355
	New York Times Co. Class A	8,181	355
*	Lyft Inc. Class A	11,937	354
*	IAA Inc.	6,715	351
	Interpublic Group of Cos. Inc.	19,763	351
	Lear Corp.	3,011	343
	L Brands Inc.	11,626	342
*	Penn National Gaming Inc.	6,677	341
	Gentex Corp.	12,435	336
	Williams-Sonoma Inc.	3,781	332
*	Discovery Communications Inc. Class C	16,590	331
	Churchill Downs Inc.	1,884	329
	Aramark	11,621	320
	Dunkin' Brands Group Inc.	4,154	316
*	Floor & Decor Holdings Inc. Class A	4,235	310
	Newell Brands Inc.	19,399	310
*	Caesars Entertainment Inc.	6,640	304
*	Five Below Inc.	2,759	302
*	BJ's Wholesale Club Holdings Inc.	6,784	301
	Polaris Inc.	2,952	298
*	Liberty Media Corp-Liberty SiriusXM Class C	8,261	297
	News Corp. Class A	19,489	295
*	Deckers Outdoor Corp.	1,405	286
*	Rh	863	285
	Leggett & Platt Inc.	6,784	278
	Nielsen Holdings plc	17,937	274
*	ServiceMaster Global Holdings Inc.	6,785	271
	Hanesbrands Inc.	17,638	270
*	Mohawk Industries Inc.	2,916	269
	Lithia Motors Inc. Class A	1,069	266
	Thor Industries Inc.	2,777	262
*	Ollie's Bargain Outlet Holdings Inc.	2,709	259
*	SiteOne Landscape Supply Inc.	2,066	258
	Toll Brothers Inc.	5,904	249
*	Planet Fitness Inc. Class A	4,031	245
	Wingstop Inc.	1,486	243
	Wyndham Hotels & Resorts Inc.	4,494	235
	Fox Corp. Class B	8,344	232
*	Grand Canyon Education Inc.	2,411	227
*	Norwegian Cruise Line Holdings Ltd.	12,626	216
	Harley-Davidson Inc.	7,776	215
*	Stamps.com Inc.	851	212
	Nexstar Media Group Inc. Class A	2,173	209

2

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Tapestry Inc.	14,088	208
*	Qurate Retail Group Inc. QVC Group Class A	18,673	206
*	Liberty Broadband Corp. Class A	1,490	206
*	Tempur Sealy International Inc.	2,357	202
	Texas Roadhouse Inc. Class A	3,191	201
	PVH Corp.	3,539	197
*	Fox Factory Holding Corp.	1,945	196
	Aaron's Inc.	3,481	195
*	YETI Holdings Inc.	3,725	191
*	Skechers USA Inc. Class A	6,359	190
*	Murphy USA Inc.	1,393	188
	Wendy's Co.	8,966	188
	Marriott Vacations Worldwide Corp.	1,980	187
*	Meritage Homes Corp.	1,872	180
*	frontdoor Inc.	4,111	179
*	Mattel Inc.	16,631	179
	Carter's Inc.	2,212	176
*	Liberty Media Corp-Liberty SiriusXM Class A	4,850	176
*	Discovery Inc. Class A	7,830	173
*	Overstock.com Inc.	1,964	172
	Dick's Sporting Goods Inc.	3,056	165
	Gap Inc.	9,450	164
	Kohl's Corp.	7,628	163
*	AutoNation Inc.	2,854	162
	Ralph Lauren Corp. Class A	2,345	161
	Choice Hotels International Inc.	1,618	161
*	Madison Square Garden Sport Corp. Class A	969	159
	Amerco	447	159
	KB Home	4,415	158
	Papa John's International Inc.	1,593	157
	Foot Locker Inc.	5,118	155
	Cracker Barrel Old Country Store Inc.	1,159	155
*	National Vision Holdings Inc.	4,031	151
*	Taylor Morrison Home Corp. Class A	6,334	149
	H&R Block Inc.	9,690	141
	WillScot Mobile Mini Holdings Corp. Class A	7,616	136
	LCI Industries	1,179	134
*	Crocs Inc.	3,320	133
	TEGNA Inc.	10,534	132
*	2U Inc.	3,099	128
*	LGI Homes Inc.	1,119	125
	Wyndham Destinations Inc.	4,301	125
	Columbia Sportswear Co.	1,430	122
*	Shake Shack Inc. Class A	1,760	120
	TripAdvisor Inc.	5,122	120
*	TRI Pointe Group Inc.	6,683	113
	Strategic Education Inc.	1,090	112
*	Dorman Products Inc.	1,309	111
	Extended Stay America Inc.	8,798	110
*	Capri Holdings Ltd.	6,918	110
	Goodyear Tire & Rubber Co.	11,296	108
	Macy's Inc.	15,549	108
	KAR Auction Services Inc.	6,188	107
	MDC Holdings Inc.	2,455	107
	Boyd Gaming Corp.	3,892	104
	World Wrestling Entertainment Inc. Class A	2,341	103
*	Visteon Corp.	1,354	102
	Hyatt Hotels Corp. Class A	1,760	99
	Jack in the Box Inc.	1,185	98
*	Cardlytics Inc.	1,286	98
	Big Lots Inc.	2,061	97
	Wolverine World Wide Inc.	3,879	97
*	Asbury Automotive Group Inc.	915	97
	Brinker International Inc.	2,145	97

3

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	American Eagle Outfitters Inc.	7,617	96
*	Avis Budget Group Inc.	2,812	96
	Dana Inc.	6,851	96
	Callaway Golf Co.	4,479	93
*	Hilton Grand Vacations Inc.	4,207	92
*	Under Armour Inc. Class C	10,182	90
	Graham Holdings Co. Class B	208	89
	Penske Automotive Group Inc.	1,885	89
	Steven Madden Ltd.	4,097	87
*	Adtalem Global Education Inc.	2,607	87
	Winnebago Industries Inc.	1,597	86
*	Vivint Solar Inc.	2,791	86
	PriceSmart Inc.	1,305	86
	Cooper Tire & Rubber Co.	2,471	85
*	Cavco Industries Inc.	444	85
	Nordstrom Inc.	5,270	84
	Six Flags Entertainment Corp.	3,871	84
*	Meritor Inc.	3,604	82
	News Corp. Class B	5,349	81
*	Skyline Champion Corp.	2,822	81
	Reynolds Consumer Products Inc.	2,378	79
*	Under Armour Inc. Class A	8,044	79
*	Central Garden & Pet Co. Class A	2,110	78
*	Madison Square Garden Entertainment Corp. Class A	1,034	78
	Cinemark Holdings Inc.	5,215	76
	John Wiley & Sons Inc. Class A	2,412	76
*	Urban Outfitters Inc.	3,232	76
	Bed Bath & Beyond Inc.	6,128	75
	Rent-A-Center Inc.	2,424	74
*	Adient plc	4,273	74
	Core-Mark Holding Co. Inc.	2,196	73
	Monro Inc.	1,587	73
	Group 1 Automotive Inc.	846	73
*	Gentherm Inc.	1,588	72
*	American Woodmark Corp.	819	72
*	Laureate Education Inc. Class A	5,652	71
	La-Z-Boy Inc.	2,166	70
*	Gray Television Inc.	4,498	70
*	Fitbit Inc. Class A	10,939	70
*	Sleep Number Corp.	1,434	69
*	Stitch Fix Inc. Class A	2,844	69
*	K12 Inc.	1,814	68
*	Sally Beauty Holdings Inc.	5,796	65
	ODP Corp.	2,754	64
	Bloomin' Brands Inc.	4,231	61
*	Liberty Media Corp-Liberty Formula One Class A	1,669	60
	Lennar Corp. Class B	1,013	60
	Sinclair Broadcast Group Inc. Class A	2,866	60
*	Sonos Inc.	4,224	59
	Acushnet Holdings Corp.	1,664	59
	Cheesecake Factory Inc.	1,944	57
	Kontoor Brands Inc.	2,583	57
	Sturm Ruger & Co. Inc.	772	55
	Red Rock Resorts Inc. Class A	3,187	54
*	Century Communities Inc.	1,520	54
*	WW International Inc.	2,274	53
*	RealReal Inc.	3,321	53
*	M/I Homes Inc.	1,248	53
*	Scientific Games Corp.	2,543	53
*	Lions Gate Entertainment Corp. Class B	5,773	52
	International Game Technology plc	4,584	51
*	Vista Outdoor Inc.	2,619	51
	Coty Inc. Class A	14,108	51
*	Smith & Wesson Brands Inc.	2,757	50

4

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Liberty Latin America Ltd. Class C	5,253	50
*	Perdoceo Education Corp.	3,439	49
*	AMC Networks Inc. Class A	1,971	48
*	Malibu Boats Inc. Class A	922	48
	Sonic Automotive Inc. Class A	1,092	46
*	Michaels Cos. Inc.	4,037	45
	Standard Motor Products Inc.	989	45
	Camping World Holdings Inc. Class A	1,523	44
*	SeaWorld Entertainment Inc.	2,141	44
	Dine Brands Global Inc.	725	43
	Signet Jewelers Ltd.	2,483	43
*	American Axle & Manufacturing Holdings Inc.	5,267	41
*	At Home Group Inc.	2,136	41
*	Quotient Technology Inc.	4,639	40
*	Liberty Latin America Ltd. Class A	3,984	39
	Dave & Buster's Entertainment Inc.	2,334	39
	Tupperware Brands Corp.	2,357	38
	Oxford Industries Inc.	762	38
	Abercrombie & Fitch Co.	2,862	37
*	Boot Barn Holdings Inc.	1,286	36
	Inter Parfums Inc.	807	36
*	IMAX Corp.	2,337	36
*	1-800-Flowers.com Inc. Class A	1,174	35
*	Liberty Media Corp-Liberty Braves Class C	1,756	34
*	Lions Gate Entertainment Corp. Class A	3,442	34
	ViacomCBS Inc. Class A	1,091	33
*	Lumber Liquidators Holdings Inc.	1,340	32
	Matthews International Corp. Class A	1,447	32
*	Denny's Corp.	2,643	30
*	America's Car-Mart Inc.	300	30
	Scholastic Corp.	1,330	30
*	Sportsman's Warehouse Holdings Inc.	1,801	28
	EW Scripps Co. Class A	2,528	28
*	Rosetta Stone Inc.	913	28
	BJ's Restaurants Inc.	877	28
	Meredith Corp.	1,971	28
*	iHeartMedia Inc. Class A	2,912	27
*	Accel Entertainment Inc.	2,256	27
*	QuinStreet Inc.	2,022	27
*	GoPro Inc. Class A	5,781	27
*	Cars.com Inc.	3,051	27
*	Hibbett Sports Inc.	780	26
*	Universal Electronics Inc.	633	26
	Buckle Inc.	1,379	26
*	elf Beauty Inc.	1,317	26
*	MarineMax Inc.	874	26
*	Stoneridge Inc.	1,247	25
	Guess? Inc.	2,104	24
*	Monarch Casino & Resort Inc.	510	23
	Franchise Group Inc.	953	23
*	G-III Apparel Group Ltd.	2,040	23
*	Zumiez Inc.	870	22
*	SP Plus Corp.	1,068	22
	National Presto Industries Inc.	241	22
*	American Public Education Inc.	672	21
	Designer Brands Inc. Class A	2,979	21
*	XPEL Inc.	818	20
	Viad Corp.	931	20
*	Tenneco Inc. Class A	2,412	20
	Interface Inc. Class A	2,572	19
*	MSG Networks Inc.	1,966	19
*	Central Garden & Pet Co.	470	19
*	Purple Innovation Inc. Class A	976	18
*	Hemisphere Media Group Inc.	2,062	18

5

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Johnson Outdoors Inc. Class A	212	18
*	MasterCraft Boat Holdings Inc.	868	18
*	Liberty Media Corp-Liberty Braves Class A	918	18
	Carriage Services Inc. Class A	812	18
	Twin River Worldwide Holdings Inc.	751	18
*	Green Brick Partners Inc.	1,257	18
*	Nautilus Inc.	1,504	18
	Haverty Furniture Cos. Inc.	843	18
*	El Pollo Loco Holdings Inc.	986	18
*	Beazer Homes USA Inc.	1,425	17
	Escalade Inc.	943	17
	Winmark Corp.	110	17
*	Chuy's Holdings Inc.	762	17
*	Central European Media Enterprises Ltd. Class A	3,967	16
*	GameStop Corp. Class A	2,338	16
	Marcus Corp.	986	15
	Collectors Universe Inc.	344	15
^	AMC Entertainment Holdings Inc. Class A	2,586	15
	Shoe Carnival Inc.	462	15
*	CarParts.com Inc.	1,079	15
	Ethan Allen Interiors Inc.	1,055	15
*	Motorcar Parts of America Inc.	855	15
	Children's Place Inc.	722	14
	OneSpaWorld Holdings Ltd.	2,075	14
	Caleres Inc.	1,806	14
	Dillard's Inc. Class A	456	14
*	Fossil Group Inc.	2,115	14
*	Cooper-Standard Holdings Inc.	747	14
	Ruth's Hospitality Group Inc.	1,298	13
*	Hudson Ltd. Class A	1,743	13
	Hooker Furniture Corp.	521	13
*	Genesco Inc.	656	13
*	Daily Journal Corp.	46	13
*	Aspen Group Inc.	977	13
*	Conn's Inc.	963	12
	Clarus Corp.	973	12
	Superior Group of Cos. Inc.	523	12
*	Del Taco Restaurants Inc.	1,417	12
	Systemax Inc.	528	12
*	Houghton Mifflin Harcourt Co.	4,943	11
*	OneWater Marine Inc.	384	11
*	Lindblad Expeditions Holdings Inc.	1,104	11
*	Universal Technical Institute Inc.	1,543	11
*	Golden Entertainment Inc.	831	11
*	Lovesac Co.	402	11
*	Carrols Restaurant Group Inc.	1,595	11
*	Eros International plc	3,379	11
*	American Outdoor Brands Inc.	689	11
	National CineMedia Inc.	2,831	10
*	Fiesta Restaurant Group Inc.	999	10
	Marine Products Corp.	684	10
*	Liberty TripAdvisor Holdings Inc. Class A	3,517	10
*	VOXX International Corp.	1,524	10
	Gannett Co. Inc.	5,491	10
*	Noodles & Co.	1,193	9
*	Casper Sleep Inc.	986	9
	Tribune Publishing Co.	780	9
*	Liquidity Services Inc.	1,227	9
*	Century Casinos Inc.	1,431	9
	Citi Trends Inc.	455	9
	Cato Corp. Class A	1,098	9
	RCI Hospitality Holdings Inc.	442	8
*	Alta Equipment Group Inc.	1,007	8
	Entercom Communications Corp. Class A	5,480	8

6

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Lakeland Industries Inc.	395	8
*	Regis Corp.	1,046	8
	Movado Group Inc.	690	8
	Nathan's Famous Inc.	141	7
	Tilly's Inc. Class A	1,153	7
*	Boston Omaha Corp. Class A	444	7
*	Lands' End Inc.	541	7
	Rocky Brands Inc.	296	7
*	Hertz Global Holdings Inc.	4,604	7
	Chico's FAS Inc.	4,986	6
*	Red Robin Gourmet Burgers Inc.	573	6
	Hamilton Beach Brands Holding Co. Class A	282	6
*	Funko Inc. Class A	1,047	6
*	Vera Bradley Inc.	1,033	5
*	Gaia Inc.	465	5
*	PlayAGS Inc.	1,339	5
	Lifetime Brands Inc.	528	5
*	Fluent Inc.	1,630	5
	Warner Music Group Corp. Class A	170	5
	Weyco Group Inc.	274	5
	Entravision Communications Corp. Class A	3,094	5
*	Duluth Holdings Inc.	427	4
*	LiveXLive Media Inc.	1,466	4
*	Legacy Housing Corp.	255	4
*	Container Store Group Inc.	911	4
	Saga Communications Inc. Class A	172	4
*	Biglari Holdings Inc. Class B	37	4
*	Express Inc.	2,792	3
	Emerald Holding Inc.	1,078	3
*,^	Revlon Inc. Class A	358	3
*	Kura Sushi USA Inc. Class A	174	2
	Bluegreen Vacations Corp.	351	2
			289,279
Consumer Staples (5.4%)
	Procter & Gamble Co.	121,889	16,861
	PepsiCo Inc.	69,493	9,733
	Coca-Cola Co.	193,150	9,567
	Philip Morris International Inc.	77,889	6,215
	Mondelez International Inc. Class A	70,745	4,133
	Altria Group Inc.	92,910	4,064
	CVS Health Corp.	65,386	4,062
	Colgate-Palmolive Co.	42,205	3,345
	Kimberly-Clark Corp.	16,975	2,678
	General Mills Inc.	30,480	1,949
*	Monster Beverage Corp.	18,498	1,551
	Constellation Brands Inc. Class A	7,973	1,471
	Sysco Corp.	24,243	1,458
	Clorox Co.	6,348	1,419
	Walgreens Boots Alliance Inc.	36,876	1,402
	Kroger Co.	38,917	1,389
	McCormick & Co. Inc.	6,165	1,271
	McKesson Corp.	8,129	1,247
	Archer-Daniels-Midland Co.	27,585	1,235
	Church & Dwight Co. Inc.	12,273	1,176
	Kraft Heinz Co.	32,070	1,124
	Hershey Co.	7,296	1,084
	Corteva Inc.	37,770	1,078
	Conagra Brands Inc.	24,255	930
	Tyson Foods Inc. Class A	14,466	908
	Kellogg Co.	12,452	883
	Hormel Foods Corp.	13,920	710
	J M Smucker Co.	5,504	661
	Brown-Forman Corp. Class B	8,822	646
	Keurig Dr Pepper Inc.	19,344	577

7

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Lamb Weston Holdings Inc.	7,318	460
	Campbell Soup Co.	8,651	455
*	Boston Beer Co. Inc. Class A	426	376
*	Beyond Meat Inc.	2,581	351
	Casey's General Stores Inc.	1,867	332
	Molson Coors Beverage Co. Class B	8,737	329
	Bunge Ltd.	7,126	325
*	Post Holdings Inc.	3,338	294
	Ingredion Inc.	3,378	272
*	US Foods Holding Corp.	11,000	268
*	Darling Ingredients Inc.	8,347	267
*	Helen of Troy Ltd.	1,258	260
*,^	Herbalife Nutrition Ltd.	5,058	249
*	Performance Food Group Co.	6,601	241
	Flowers Foods Inc.	9,753	239
*	Freshpet Inc.	1,926	219
	Lancaster Colony Corp.	968	172
	Brown-Forman Corp. Class A	2,381	158
*	Grocery Outlet Holding Corp.	3,529	145
*	Sprouts Farmers Market Inc.	6,179	144
	Energizer Holdings Inc.	3,072	142
	WD-40 Co.	666	136
	Spectrum Brands Holdings Inc.	2,261	135
*	Hain Celestial Group Inc.	4,037	132
	Nu Skin Enterprises Inc. Class A	2,695	127
	Sanderson Farms Inc.	1,021	119
*	TreeHouse Foods Inc.	2,713	116
*	Simply Good Foods Co.	4,446	111
	Primo Water Corp.	7,915	108
	J&J Snack Foods Corp.	738	100
	B&G Foods Inc.	3,149	98
	Medifast Inc.	600	98
*	Hostess Brands Inc. Class A	5,940	76
*	Edgewell Personal Care Co.	2,605	75
	Vector Group Ltd.	6,697	67
	Coca-Cola Consolidated Inc.	232	63
*	Cal-Maine Foods Inc.	1,505	58
	Universal Corp.	1,211	53
*	United Natural Foods Inc.	2,844	51
	Calavo Growers Inc.	756	48
*	USANA Health Sciences Inc.	588	46
*	National Beverage Corp.	566	46
*	Celsius Holdings Inc.	2,147	42
*	Pilgrim's Pride Corp.	2,452	39
	PetMed Express Inc.	1,065	37
*	BellRing Brands Inc. Class A	1,826	36
	Fresh Del Monte Produce Inc.	1,449	34
*	Rite Aid Corp.	2,526	33
	SpartanNash Co.	1,612	32
	Seaboard Corp.	12	32
	John B Sanfilippo & Son Inc.	395	31
	Weis Markets Inc.	588	29
	Ingles Markets Inc. Class A	679	27
	Tootsie Roll Industries Inc.	772	25
	Andersons Inc.	1,392	25
*	GrowGeneration Corp.	1,534	24
	MGP Ingredients Inc.	616	22
*	Chefs' Warehouse Inc.	1,073	16
*	HF Foods Group Inc.	1,690	13
*	Seneca Foods Corp. Class A	280	13
*	Landec Corp.	1,164	12
	Turning Point Brands Inc.	373	11
	Limoneira Co.	661	10
	Village Super Market Inc. Class A	353	9

8

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Oil-Dri Corp. of America	226	8
*	Lifevantage Corp.	521	8
*	Craft Brew Alliance Inc.	493	8
*	Veru Inc.	2,628	7
*	NewAge Inc.	2,986	7
	Natural Grocers by Vitamin Cottage Inc.	516	6
	Alico Inc.	182	6
*	Nature's Sunshine Products Inc.	392	4
*	Farmer Bros Co.	505	3
*	Calyxt Inc.	501	3
*	Bridgford Foods Corp.	96	2
			93,002
Energy (2.3%)
	Exxon Mobil Corp.	211,383	8,443
	Chevron Corp.	93,434	7,842
	ConocoPhillips	53,513	2,028
	Kinder Morgan Inc.	97,970	1,354
	EOG Resources Inc.	29,281	1,328
	Schlumberger Ltd.	68,838	1,309
	Phillips 66	21,945	1,283
	Williams Cos. Inc.	60,955	1,265
	Marathon Petroleum Corp.	32,547	1,154
	Valero Energy Corp.	20,455	1,076
	Pioneer Natural Resources Co.	8,238	856
	Halliburton Co.	44,194	715
	Hess Corp.	13,935	642
	ONEOK Inc.	22,058	606
*	Cheniere Energy Inc.	11,533	600
*	SolarEdge Technologies Inc.	2,448	541
	Occidental Petroleum Corp.	40,967	522
	Concho Resources Inc.	9,974	518
	Baker Hughes Co. Class A	32,740	468
*	Enphase Energy Inc.	5,277	408
	Cabot Oil & Gas Corp.	19,619	372
*	Sunrun Inc.	5,799	328
*	First Solar Inc.	4,085	313
	Diamondback Energy Inc.	7,950	310
	Apache Corp.	18,956	281
	Noble Energy Inc.	24,004	239
	National Oilwell Varco Inc.	19,515	234
	Devon Energy Corp.	19,526	212
	Marathon Oil Corp.	40,184	212
	Equitrans Midstream Corp.	20,551	211
	EQT Corp.	12,996	206
	Targa Resources Corp.	11,616	198
	Valvoline Inc.	9,062	185
	HollyFrontier Corp.	7,525	180
	Parsley Energy Inc. Class A	14,590	157
	Ovintiv Inc.	13,156	146
	Cimarex Energy Co.	4,891	136
*	WPX Energy Inc.	20,066	112
	Arcosa Inc.	2,392	111
	Murphy Oil Corp.	7,281	100
*	CNX Resources Corp.	9,069	99
	Antero Midstream Corp.	14,499	98
*,^	ChampionX Corp.	9,091	93
	Helmerich & Payne Inc.	5,446	90
	World Fuel Services Corp.	3,152	83
	Range Resources Corp.	10,556	79
*	Southwestern Energy Co.	26,913	75
*	PDC Energy Inc.	4,828	73
	Continental Resources Inc.	4,144	71
*	Bloom Energy Corp. Class A	4,260	67
*	Dril-Quip Inc.	1,916	63

9

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Cactus Inc.	2,579	57
*	Renewable Energy Group Inc.	1,657	55
*	Matador Resources Co.	5,077	49
	Delek US Holdings Inc.	3,015	47
*	Golar LNG Ltd.	4,557	47
	Archrock Inc.	7,111	47
*	SunPower Corp.	4,052	45
*	Ameresco Inc. Class A	1,318	45
*	Magnolia Oil & Gas Corp. Class A	6,487	42
	PBF Energy Inc. Class A	4,775	41
*	TPI Composites Inc.	1,280	39
*	Antero Resources Corp.	11,875	38
	Warrior Met Coal Inc.	2,358	36
*	NOW Inc.	4,997	36
*	Transocean Ltd.	28,701	35
	Patterson-UTI Energy Inc.	8,865	34
	Kosmos Energy Ltd.	21,877	32
*	FuelCell Energy Inc.	10,317	29
	Arch Coal Inc. Class A	730	27
*	Oceaneering International Inc.	4,683	25
*	Helix Energy Solutions Group Inc.	6,369	23
	CVR Energy Inc.	1,359	23
*	ProPetro Holding Corp.	3,550	22
	DMC Global Inc.	627	22
*	Green Plains Inc.	1,580	21
*	Frank's International NV	9,069	21
	NexTier Oilfield Solutions Inc.	7,571	19
	Brigham Minerals Inc. Class A	1,521	18
	Solaris Oilfield Infrastructure Inc. Class A	2,249	17
*	Bonanza Creek Energy Inc.	855	17
*	Clean Energy Fuels Corp.	6,243	16
	Liberty Oilfield Services Inc. Class A	2,414	16
*	REX American Resources Corp.	239	15
*	Trecora Resources	2,311	14
*	Par Pacific Holdings Inc.	1,583	14
*	Select Energy Services Inc. Class A	2,683	13
	Nabors Industries Ltd.	315	13
	SM Energy Co.	5,110	12
*	Oil States International Inc.	2,811	12
	SunCoke Energy Inc.	3,396	12
*	Tidewater Inc.	1,721	12
	Berry Corp.	2,941	12
*	Matrix Service Co.	1,179	11
*	Maxeon Solar Technologies Ltd.	506	10
*	W&T Offshore Inc.	4,405	10
*	National Energy Services Reunited Corp.	1,148	9
*	Newpark Resources Inc.	4,225	8
*	RPC Inc.	2,494	8
	Peabody Energy Corp.	2,864	7
*	Contango Oil & Gas Co.	4,537	7
*	Talos Energy Inc.	965	7
*	Exterran Corp.	1,475	7
*	Penn Virginia Corp.	575	7
*	CONSOL Energy Inc.	1,183	6
*	Gulfport Energy Corp.	7,558	5
	Falcon Minerals Corp.	1,756	5
*	Bristow Group Inc.	239	5
*	Tellurian Inc.	4,378	4
*,^	Whiting Petroleum Corp.	5,035	4
	NACCO Industries Inc. Class A	190	4
*	Comstock Resources Inc.	667	4
	Evolution Petroleum Corp.	1,382	4
*	Montage Resources Corp.	721	4
*	Goodrich Petroleum Corp.	444	4

10

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Earthstone Energy Inc. Class A	958	3
*	PrimeEnergy Resources Corp.	28	2
			39,407
Financial Services (17.0%)
*	Berkshire Hathaway Inc. Class B	97,506	21,260
	Visa Inc. Class A	84,424	17,897
	Mastercard Inc. Class A	44,110	15,800
	JPMorgan Chase & Co.	151,320	15,161
*	PayPal Holdings Inc.	58,703	11,984
	Bank of America Corp.	385,746	9,929
	American Tower Corp.	22,067	5,498
	Citigroup Inc.	103,703	5,301
	Fidelity National Information Services Inc.	30,771	4,642
	Wells Fargo & Co.	187,352	4,525
	S&P Global Inc.	12,044	4,413
	BlackRock Inc.	7,351	4,368
	Prologis Inc.	36,779	3,746
	Equinix Inc.	4,395	3,471
	Crown Castle International Corp.	20,771	3,391
	Goldman Sachs Group Inc.	16,460	3,372
	American Express Co.	32,485	3,300
	CME Group Inc.	17,718	3,116
	Marsh & McLennan Cos. Inc.	25,215	2,897
*	Square Inc.	18,079	2,885
	Morgan Stanley	55,000	2,874
	Intercontinental Exchange Inc.	26,979	2,866
	Chubb Ltd.	22,424	2,803
*	Fiserv Inc.	27,860	2,774
	Progressive Corp.	29,149	2,770
	Global Payments Inc.	14,845	2,622
	Truist Financial Corp.	67,176	2,607
	US Bancorp	67,467	2,456
	Moody's Corp.	8,133	2,396
	PNC Financial Services Group Inc.	21,070	2,343
	Aon plc Class A	11,493	2,298
	Digital Realty Trust Inc.	13,359	2,079
	Charles Schwab Corp.	58,006	2,061
	SBA Communications Corp. Class A	5,519	1,689
	Public Storage	7,493	1,592
	Capital One Financial Corp.	22,833	1,576
	T. Rowe Price Group Inc.	11,259	1,567
	MSCI Inc. Class A	4,134	1,543
	Travelers Cos. Inc.	12,718	1,476
	Bank of New York Mellon Corp.	39,726	1,469
	Allstate Corp.	15,732	1,463
	MetLife Inc.	37,941	1,459
	Prudential Financial Inc.	19,852	1,345
	Willis Towers Watson plc	6,425	1,321
	Aflac Inc.	35,022	1,272
	American International Group Inc.	43,403	1,265
	State Street Corp.	17,723	1,207
	Welltower Inc.	20,921	1,203
	Weyerhaeuser Co.	37,390	1,133
	AvalonBay Communities Inc.	7,048	1,114
	Realty Income Corp.	17,164	1,065
*	FleetCor Technologies Inc.	4,164	1,047
	Alexandria Real Estate Equities Inc.	6,217	1,047
	Equity Residential	18,507	1,045
	Simon Property Group Inc.	15,084	1,023
	Arthur J Gallagher & Co.	9,354	985
	Ameriprise Financial Inc.	6,191	971
	First Republic Bank	8,435	952
	KKR & Co. Inc.	26,423	946
	MarketAxess Holdings Inc.	1,861	904

11

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Discover Financial Services	15,493	822
	TransUnion	9,352	811
	Northern Trust Corp.	9,679	793
	Invitation Homes Inc.	27,652	792
*	CBRE Group Inc. Class A	16,813	791
	Broadridge Financial Solutions Inc.	5,716	785
	Nasdaq Inc.	5,759	774
	Ventas Inc.	18,649	769
*	Markel Corp.	682	741
	Healthpeak Properties Inc.	26,626	736
	Hartford Financial Services Group Inc.	18,087	732
	Synchrony Financial	29,381	729
	Fifth Third Bancorp	35,233	728
	Sun Communities Inc.	4,814	718
	Duke Realty Corp.	18,442	711
	Essex Property Trust Inc.	3,281	710
	Boston Properties Inc.	7,746	673
	Extra Space Storage Inc.	6,254	666
	Mid-America Apartment Communities Inc.	5,674	665
	FactSet Research Systems Inc.	1,885	661
*	SVB Financial Group	2,580	659
	M&T Bank Corp.	6,247	645
	Jack Henry & Associates Inc.	3,853	637
*	Arch Capital Group Ltd.	19,269	608
	Cincinnati Financial Corp.	7,559	600
*	Fair Isaac Corp.	1,423	599
	KeyCorp	48,531	598
	WP Carey Inc.	8,514	591
	E*TRADE Financial Corp.	10,904	590
	Principal Financial Group Inc.	13,652	575
	Equity LifeStyle Properties Inc.	8,657	574
	Citizens Financial Group Inc.	21,448	555
	Regions Financial Corp.	47,729	552
	Brown & Brown Inc.	11,607	539
*	Zillow Group Inc. Class C	6,232	534
	Annaly Capital Management Inc.	71,030	522
	VICI Properties Inc.	23,209	518
	Cboe Global Markets Inc.	5,528	507
	UDR Inc.	14,483	504
	TD Ameritrade Holding Corp.	13,114	503
	Western Union Co.	20,703	488
	CyrusOne Inc.	5,762	481
	Medical Properties Trust Inc.	25,656	477
	Huntington Bancshares Inc.	50,561	476
	Raymond James Financial Inc.	6,174	467
	Fidelity National Financial Inc.	13,823	454
	RenaissanceRe Holdings Ltd.	2,469	454
	Everest Re Group Ltd.	1,992	438
	Loews Corp.	12,199	437
	Globe Life Inc.	5,291	436
	Ally Financial Inc.	19,053	436
	W R Berkley Corp.	7,024	436
	Equitable Holdings Inc.	20,438	433
	Iron Mountain Inc.	14,278	430
	Camden Property Trust	4,640	422
	Host Hotels & Resorts Inc.	35,546	399
	Apollo Global Management LLC	8,440	396
	AGNC Investment Corp.	27,734	391
	Alleghany Corp.	697	387
	Americold Realty Trust	9,998	383
	American Homes 4 Rent Class A	13,085	375
	Gaming and Leisure Properties Inc.	10,268	373
	Assurant Inc.	3,031	368
	VEREIT Inc.	53,580	360

12

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	WEX Inc.	2,210	353
	Lincoln National Corp.	9,766	352
	Omega Healthcare Investors Inc.	11,229	348
	Voya Financial Inc.	6,475	336
	Regency Centers Corp.	8,388	333
	LPL Financial Holdings Inc.	4,043	332
	Kilroy Realty Corp.	5,641	330
	Reinsurance Group of America Inc.	3,479	319
	SEI Investments Co.	5,928	310
	National Retail Properties Inc.	8,688	308
	Vornado Realty Trust	8,572	307
	Commerce Bancshares Inc.	5,112	305
	STORE Capital Corp.	11,199	303
	CubeSmart	9,524	301
	Lamar Advertising Co. Class A	4,330	300
	Federal Realty Investment Trust	3,777	299
*	Zillow Group Inc. Class A	3,426	292
	Franklin Resources Inc.	13,816	291
	First American Financial Corp.	5,506	289
	Healthcare Trust of America Inc. Class A	10,661	281
	Rexford Industrial Realty Inc.	5,677	272
	Comerica Inc.	6,872	272
	Apartment Investment and Management Co.	7,518	271
	Erie Indemnity Co. Class A	1,269	271
	First Industrial Realty Trust Inc.	6,269	267
	Jones Lang LaSalle Inc.	2,594	267
*	Euronet Worldwide Inc.	2,580	267
	Zions Bancorp NA	8,172	263
	EastGroup Properties Inc.	1,962	261
	East West Bancorp Inc.	7,096	261
	Primerica Inc.	2,013	251
	Prosperity Bancshares Inc.	4,607	251
	First Horizon National Corp.	26,237	251
	American Financial Group Inc.	3,740	250
	Kimco Realty Corp.	20,785	249
	Signature Bank	2,542	247
	CoreSite Realty Corp.	2,001	245
	Kemper Corp.	3,155	245
	American Campus Communities Inc.	7,141	242
	Life Storage Inc.	2,278	240
	Douglas Emmett Inc.	8,377	234
	Tradeweb Markets Inc. Class A	4,049	232
	STAG Industrial Inc.	7,137	231
	Old Republic International Corp.	14,179	228
*	Redfin Corp.	4,757	226
	People's United Financial Inc.	21,367	226
	Cousins Properties Inc.	7,330	219
	Eaton Vance Corp.	5,284	217
*	Athene Holding Ltd. Class A	5,918	216
	Starwood Property Trust Inc.	13,585	212
	TCF Financial Corp.	7,666	206
	Kinsale Capital Group Inc.	994	206
	Rayonier Inc.	7,019	206
	Jefferies Financial Group Inc.	11,656	204
	Invesco Ltd.	19,511	199
	New York Community Bancorp Inc.	21,826	198
	QTS Realty Trust Inc. Class A	2,907	197
*	Credit Acceptance Corp.	500	193
	Ares Management Corp. Class A	4,775	193
	Essent Group Ltd.	5,409	193
	Interactive Brokers Group Inc.	3,607	191
	Axis Capital Holdings Ltd.	3,993	191
	Healthcare Realty Trust Inc.	6,578	190
	Cullen/Frost Bankers Inc.	2,720	189

13

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	SL Green Realty Corp.	4,037	189
	First Financial Bankshares Inc.	6,226	188
	Terreno Realty Corp.	3,158	188
	South State Corp.	3,382	188
	Hanover Insurance Group Inc.	1,816	186
	Highwoods Properties Inc.	4,923	183
	RLI Corp.	1,954	183
	Unum Group	9,881	183
	Physicians Realty Trust	9,823	178
	Equity Commonwealth	5,627	177
	Brixmor Property Group Inc.	14,929	176
	Hudson Pacific Properties Inc.	7,450	175
	Agree Realty Corp.	2,612	175
	JBG SMITH Properties	6,314	175
	Spirit Realty Capital Inc.	4,911	174
	Selective Insurance Group Inc.	2,806	168
	United Bankshares Inc.	6,390	167
	New Residential Investment Corp.	21,103	163
	Morningstar Inc.	1,019	163
	Affiliated Managers Group Inc.	2,371	163
	Stifel Financial Corp.	3,193	162
	Popular Inc.	4,341	161
	Western Alliance Bancorp	4,550	161
	Glacier Bancorp Inc.	4,448	156
*	Brighthouse Financial Inc.	5,126	156
	Lazard Ltd. Class A	4,894	155
	Valley National Bancorp	20,500	154
	Blackstone Mortgage Trust Inc. Class A	6,476	154
	MGIC Investment Corp.	16,604	152
*	Cannae Holdings Inc.	4,026	152
	Sabra Health Care REIT Inc.	10,209	151
	Radian Group Inc.	9,660	149
	PotlatchDeltic Corp.	3,217	148
	Community Bank System Inc.	2,457	148
	Synovus Financial Corp.	6,740	147
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,449	146
	Pinnacle Financial Partners Inc.	3,627	145
	SLM Corp.	18,939	145
	Carlyle Group Inc.	5,550	143
	Lexington Realty Trust	12,575	143
	National Health Investors Inc.	2,204	137
	Bank OZK	5,920	136
	Corporate Office Properties Trust	5,450	134
	First Citizens BancShares Inc. Class A	339	133
	White Mountains Insurance Group Ltd.	149	133
*	Green Dot Corp. Class A	2,526	132
	EPR Properties	4,013	130
	Outfront Media Inc.	7,508	127
	Wintrust Financial Corp.	2,909	127
	Home BancShares Inc.	7,645	124
	Umpqua Holdings Corp.	10,933	123
	Webster Financial Corp.	4,476	123
	PS Business Parks Inc.	971	123
	CNO Financial Group Inc.	7,479	122
	PennyMac Financial Services Inc.	2,275	120
	FirstCash Inc.	2,006	120
	Associated Banc-Corp	8,843	119
	CVB Financial Corp.	6,499	118
	FNB Corp.	15,738	118
	Houlihan Lokey Inc. Class A	2,012	118
	Park Hotels & Resorts Inc.	12,389	118
*	LendingTree Inc.	374	116
	Old National Bancorp	8,253	115
	Evercore Inc. Class A	1,864	115

14

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	National General Holdings Corp.	3,369	115
	UMB Financial Corp.	2,119	114
*	Howard Hughes Corp.	1,917	113
	Sterling Bancorp	9,632	112
	Federated Hermes Inc. Class B	4,675	112
	Apple Hospitality REIT Inc.	10,949	111
	National Storage Affiliates Trust	3,240	111
	PacWest Bancorp	5,763	110
	Taubman Centers Inc.	2,862	110
	Innovative Industrial Properties Inc.	879	108
	BankUnited Inc.	4,614	108
	Cathay General Bancorp	4,287	106
	Bank of Hawaii Corp.	1,914	105
	Alliance Data Systems Corp.	2,335	105
	American Equity Investment Life Holding Co.	4,385	105
	BancorpSouth Bank	4,858	105
	EVERTEC Inc.	2,993	105
	First Hawaiian Inc.	6,334	105
*	PRA Group Inc.	2,233	104
	ServisFirst Bancshares Inc.	2,837	104
*	Enstar Group Ltd.	575	103
*	Palomar Holdings Inc.	915	103
	Independent Bank Corp.	1,634	103
	Weingarten Realty Investors	5,822	102
	Washington REIT	4,599	101
	Columbia Banking System Inc.	3,532	99
	Independent Bank Group Inc.	2,079	97
	Uniti Group Inc.	9,836	97
	Assured Guaranty Ltd.	4,490	96
	Brandywine Realty Trust	8,574	95
	Piedmont Office Realty Trust Inc. Class A	6,231	95
	Artisan Partners Asset Management Inc. Class A	2,464	95
	PennyMac Mortgage Investment Trust	5,555	95
	BOK Financial Corp.	1,672	94
	Ryman Hospitality Properties Inc.	2,453	94
	OneMain Holdings Inc.	3,201	93
	Sunstone Hotel Investors Inc.	11,010	92
	Washington Federal Inc.	3,900	91
	Atlantic Union Bankshares Corp.	3,919	91
	CIT Group Inc.	4,607	91
	CareTrust REIT Inc.	4,668	90
	Kennedy-Wilson Holdings Inc.	6,202	89
	International Bancshares Corp.	2,793	88
	Easterly Government Properties Inc.	3,627	88
	Ameris Bancorp	3,552	87
*	Trupanion Inc.	1,388	87
	Four Corners Property Trust Inc.	3,439	87
	Navient Corp.	9,480	86
	Pacific Premier Bancorp Inc.	3,775	85
	Investors Bancorp Inc.	10,985	85
	Hancock Whitney Corp.	4,221	84
	First Merchants Corp.	3,271	84
	First Midwest Bancorp Inc.	6,712	84
	Moelis & Co. Class A	2,618	84
	Horace Mann Educators Corp.	2,072	81
	Chimera Investment Corp.	9,023	80
	Pebblebrook Hotel Trust	6,333	80
	Simmons First National Corp. Class A	4,670	80
*	eHealth Inc.	1,261	80
*	Bill.com Holdings Inc.	801	79
	Westamerica Bancorporation	1,301	79
	Hamilton Lane Inc. Class A	1,083	79
	Essential Properties Realty Trust Inc.	4,664	79
	NBT Bancorp Inc.	2,589	79

15

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Virtu Financial Inc. Class A	3,048	79
*	Texas Capital Bancshares Inc.	2,421	78
	Fulton Financial Corp.	7,881	77
	RLJ Lodging Trust	8,131	77
	Trustmark Corp.	3,240	76
	Banner Corp.	2,070	75
	Cohen & Steers Inc.	1,233	75
	Global Net Lease Inc.	4,253	74
*	Genworth Financial Inc. Class A	24,629	74
	WSFS Financial Corp.	2,532	74
	WesBanco Inc.	3,308	74
	Walker & Dunlop Inc.	1,337	73
	PJT Partners Inc.	1,230	73
	Paramount Group Inc.	9,778	72
	Capitol Federal Financial Inc.	7,722	72
	James River Group Holdings Ltd.	1,478	72
	Two Harbors Investment Corp.	13,156	72
	LTC Properties Inc.	1,955	71
	Park National Corp.	793	71
	United Community Banks Inc.	3,898	71
	Renasant Corp.	2,784	71
	Northwest Bancshares Inc.	6,963	70
	Hilltop Holdings Inc.	3,414	70
*	Axos Financial Inc.	2,834	70
	Monmouth Real Estate Investment Corp.	4,786	69
	Santander Consumer USA Holdings Inc.	3,996	69
	Bank of NT Butterfield & Son Ltd.	2,709	68
	Piper Sandler Cos.	904	68
	Apollo Commercial Real Estate Finance Inc.	7,586	68
	Industrial Logistics Properties Trust	3,136	68
	Columbia Property Trust Inc.	5,704	67
	First Financial Bancorp	4,889	67
	Retail Properties of America Inc.	10,535	66
*	Encore Capital Group Inc.	1,443	66
	GEO Group Inc.	5,934	66
	Flagstar Bancorp Inc.	2,100	66
	Colony Capital Inc.	23,979	65
	Service Properties Trust	7,866	65
	AMERISAFE Inc.	960	64
	First Busey Corp.	3,594	64
*	Mr Cooper Group Inc.	3,477	64
*	Cushman & Wakefield plc	5,442	63
	Office Properties Income Trust	2,647	63
	Heartland Financial USA Inc.	1,825	63
	City Holding Co.	973	62
	First Interstate BancSystem Inc. Class A	1,896	62
	Retail Opportunity Investments Corp.	5,581	62
	Broadmark Realty Capital Inc.	6,328	62
*	Evo Payments Inc. Class A	2,156	62
	New York Mortgage Trust Inc.	23,423	62
	American Assets Trust Inc.	2,418	62
	Mack-Cali Realty Corp.	4,868	61
	First BanCorp	10,681	61
	Stock Yards Bancorp Inc.	1,423	61
*	Realogy Holdings Corp.	5,474	61
	Argo Group International Holdings Ltd.	1,629	61
	Mercury General Corp.	1,343	60
	MFA Financial Inc.	22,334	60
	Urban Edge Properties	5,668	60
	Towne Bank	3,372	60
	Goosehead Insurance Inc. Class A	575	59
	Hope Bancorp Inc.	6,915	59
	Lakeland Financial Corp.	1,273	58
	Macerich Co.	7,233	57

16

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Cadence BanCorp Class A	5,956	57
	CoreCivic Inc.	6,008	56
	SITE Centers Corp.	7,336	55
	Arbor Realty Trust Inc.	4,819	55
*	NMI Holdings Inc. Class A	3,159	54
	Nelnet Inc. Class A	826	54
	Independence Realty Trust Inc.	4,610	54
	Sandy Spring Bancorp Inc.	2,209	53
	First Commonwealth Financial Corp.	6,403	53
	Community Healthcare Trust Inc.	1,123	52
	DiamondRock Hospitality Co.	9,891	52
	Safety Insurance Group Inc.	720	52
	Waddell & Reed Financial Inc. Class A	3,243	51
	Getty Realty Corp.	1,737	51
	Xenia Hotels & Resorts Inc.	5,662	51
*	Focus Financial Partners Inc. Class A	1,412	50
*	Seacoast Banking Corp. of Florida	2,424	49
	NexPoint Residential Trust Inc.	1,185	49
	Employers Holdings Inc.	1,505	49
	Safehold Inc.	882	49
	Acadia Realty Trust	4,242	48
	Stewart Information Services Corp.	1,114	48
	Lakeland Bancorp Inc.	4,443	47
	iStar Inc.	3,794	47
*	eXp World Holdings Inc.	1,030	46
	S&T Bancorp Inc.	2,237	45
	Brookline Bancorp Inc.	4,650	45
	Kite Realty Group Trust	3,952	44
	Empire State Realty Trust Inc.	7,007	44
*	Repay Holdings Corp. Class A	1,740	44
	Virtus Investment Partners Inc.	310	44
	Provident Financial Services Inc.	3,330	44
	CNA Financial Corp.	1,363	44
	Diversified Healthcare Trust	11,531	44
	Tompkins Financial Corp.	662	44
	Eagle Bancorp Inc.	1,522	44
	Universal Health Realty Income Trust	653	44
*	StoneX Group Inc.	763	43
	Brightsphere Investment Group Inc.	3,102	43
	1st Source Corp.	1,248	43
	Veritex Holdings Inc.	2,335	42
	Bryn Mawr Bank Corp.	1,537	42
	Southside Bancshares Inc.	1,499	41
	Horizon Bancorp Inc.	3,586	40
	Alexander & Baldwin Inc.	3,291	40
	BancFirst Corp.	893	39
	Investors Real Estate Trust	546	39
	ProAssurance Corp.	2,514	39
	Global Medical REIT Inc.	2,982	38
	OceanFirst Financial Corp.	2,440	38
	Redwood Trust Inc.	5,487	38
	United Fire Group Inc.	1,500	38
	National Bank Holdings Corp. Class A	1,324	38
	Gladstone Commercial Corp.	1,892	37
*	Cardtronics plc Class A	1,708	37
	Ladder Capital Corp. Class A	4,899	37
	FB Financial Corp.	1,351	36
	TFS Financial Corp.	2,317	36
	Great Western Bancorp Inc.	2,564	36
	BGC Partners Inc. Class A	13,954	35
	Arrow Financial Corp.	1,227	35
	TriCo Bancshares	1,261	35
*	St. Joe Co.	1,504	35
^	Brookfield Property REIT Inc. Class A	3,020	35

17

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	American Finance Trust Inc.	5,075	35
	CatchMark Timber Trust Inc. Class A	3,413	34
	Heritage Financial Corp.	1,699	34
	Ellington Financial Inc.	2,699	34
	Independent Bank Corp.	2,254	34
	Peoples Bancorp Inc.	1,587	34
	Enterprise Financial Services Corp.	1,114	33
	Mercantile Bank Corp.	1,514	33
	German American Bancorp Inc.	1,148	33
	Northfield Bancorp Inc.	3,353	32
	Colony Credit Real Estate Inc.	5,331	32
	Premier Financial Corp.	1,756	32
	Meta Financial Group Inc.	1,609	31
	Waterstone Financial Inc.	1,997	31
	Newmark Group Inc. Class A	6,762	30
	First Community Bankshares Inc.	1,553	30
*	Triumph Bancorp Inc.	1,044	30
*	Third Point Reinsurance Ltd.	3,446	30
*	Marcus & Millichap Inc.	1,043	29
	OFG Bancorp	2,276	29
	HomeStreet Inc.	1,062	29
	Heritage Commerce Corp.	4,170	29
	TPG RE Finance Trust Inc.	3,218	28
	Kearny Financial Corp.	3,594	28
	First Bancorp	1,362	28
	Summit Hotel Properties Inc.	4,722	28
	Federal Agricultural Mortgage Corp. Class C	408	28
	Invesco Mortgage Capital Inc.	9,195	28
	RE/MAX Holdings Inc. Class A	777	27
	Dynex Capital Inc.	1,722	27
*	MBIA Inc.	3,342	27
*	Enova International Inc.	1,566	27
	B Riley Financial Inc.	992	27
	Capstead Mortgage Corp.	4,295	27
*	Ambac Financial Group Inc.	2,089	26
	First Foundation Inc.	1,730	26
	Armada Hoffler Properties Inc.	2,600	26
	Cass Information Systems Inc.	669	26
	TrustCo Bank Corp. NY	4,372	26
	American National Insurance Co.	347	26
	ARMOUR Residential REIT Inc.	2,686	26
	Live Oak Bancshares Inc.	1,158	26
	Universal Insurance Holdings Inc.	1,363	25
	Meridian Bancorp Inc.	2,159	25
	Alexander's Inc.	97	25
	Tanger Factory Outlet Centers Inc.	4,337	25
	Preferred Bank	659	25
*	Nicolet Bankshares Inc.	409	25
	HarborOne Bancorp Inc.	2,803	24
	Hanmi Financial Corp.	2,538	24
	Community Trust Bancorp Inc.	731	24
	ConnectOne Bancorp Inc.	1,530	23
	National Western Life Group Inc. Class A	105	23
	Boston Private Financial Holdings Inc.	3,878	23
*	Columbia Financial Inc.	2,156	23
*	World Acceptance Corp.	252	23
	WisdomTree Investments Inc.	6,122	23
	Allegiance Bancshares Inc.	898	23
	Cowen Inc. Class A	1,261	23
	UMH Properties Inc.	1,568	23
*	Bridgewater Bancshares Inc.	2,342	23
	Camden National Corp.	697	23
	Washington Trust Bancorp Inc.	681	23
	Banc of California Inc.	2,056	23

18

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	CrossFirst Bankshares Inc.	2,441	23
	Front Yard Residential Corp.	2,244	22
*	Bancorp Inc.	2,287	22
	Gladstone Land Corp.	1,380	22
*	Seritage Growth Properties Class A	1,533	22
	Bank of Marin Bancorp	672	21
	RPT Realty	3,620	21
	First Financial Corp.	616	21
	KKR Real Estate Finance Trust Inc.	1,156	21
	Franklin Street Properties Corp.	4,706	21
	Univest Financial Corp.	1,295	21
	QCR Holdings Inc.	682	20
	Origin Bancorp Inc.	859	20
	Central Pacific Financial Corp.	1,299	20
	RMR Group Inc. Class A	701	20
	Anworth Mortgage Asset Corp.	11,269	19
	Berkshire Hills Bancorp Inc.	2,113	19
	City Office REIT Inc.	2,401	19
	Ames National Corp.	950	19
*	BRP Group Inc. Class A	688	19
	Great Southern Bancorp Inc.	490	19
*	I3 Verticals Inc. Class A	668	19
	Dime Community Bancshares Inc.	1,428	18
	Jernigan Capital Inc.	1,038	18
	Banco Latinoamericano de Comercio Exterior SA	1,469	18
	Diamond Hill Investment Group Inc.	144	18
	First of Long Island Corp.	1,149	18
	First Mid Bancshares Inc.	671	17
*	Customers Bancorp Inc.	1,339	17
	Heritage Insurance Holdings Inc.	1,286	17
	Byline Bancorp Inc.	1,322	17
	Bank First Corp.	266	17
	FBL Financial Group Inc. Class A	441	16
	New Senior Investment Group Inc.	3,730	16
*	TriState Capital Holdings Inc.	1,170	16
*	LendingClub Corp.	3,046	16
	HCI Group Inc.	293	16
*	NI Holdings Inc.	974	16
	Granite Point Mortgage Trust Inc.	2,392	16
	First Bancshares Inc.	734	16
	Altabancorp	757	16
	Independence Holding Co.	445	16
*	Assetmark Financial Holdings Inc.	635	15
	Ready Capital Corp.	1,492	15
	Central Valley Community Bancorp	1,266	15
	Flushing Financial Corp.	1,232	15
	Peapack-Gladstone Financial Corp.	879	15
	Saul Centers Inc.	532	15
	Cherry Hill Mortgage Investment Corp.	1,553	15
	Farmland Partners Inc.	2,203	15
	Chatham Lodging Trust	2,125	15
	Republic Bancorp Inc. Class A	475	15
	Orchid Island Capital Inc.	2,857	15
	First Business Financial Services Inc.	941	15
	Preferred Apartment Communities Inc. Class A	2,190	14
	Midland States Bancorp Inc.	979	14
*	International Money Express Inc.	845	14
	Bridge Bancorp Inc.	713	14
*	Donnelley Financial Solutions Inc.	1,291	14
*	Watford Holdings Ltd.	871	14
	Bar Harbor Bankshares	685	14
	Alerus Financial Corp.	672	14
	Farmers National Banc Corp.	1,180	14
*	GreenSky Inc. Class A	3,136	14

19

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	FRP Holdings Inc.	329	14
*	Tejon Ranch Co.	938	13
	CBTX Inc.	837	13
	1st Constitution Bancorp	1,079	13
	Capital City Bank Group Inc.	627	13
*	Silvergate Capital Corp. Class A	847	13
	West BanCorp Inc.	714	13
	Urstadt Biddle Properties Inc. Class A	1,341	12
*	Oportun Financial Corp.	992	12
	Plymouth Industrial REIT Inc.	930	12
	Sierra Bancorp	691	12
*	Citizens Inc. Class A	2,096	12
*	Atlantic Capital Bancshares Inc.	1,057	12
*	Amerant Bancorp Inc.	925	12
	Ares Commercial Real Estate Corp.	1,219	12
	State Auto Financial Corp.	782	12
*	EZCORP Inc. Class A	2,205	12
	Financial Institutions Inc.	688	12
	BankFinancial Corp.	1,594	12
	Whitestone REIT	1,797	12
	One Liberty Properties Inc.	603	12
	Peoples Financial Services Corp.	314	11
	Oppenheimer Holdings Inc. Class A	466	11
	Old Second Bancorp Inc.	1,349	11
	Cambridge Bancorp	198	11
*	Forestar Group Inc.	603	11
	Sculptor Capital Management Inc. Class A	839	11
*	Equity Bancshares Inc. Class A	671	11
•	CorePoint Lodging Inc.	1,878	11
	Hingham Institution For Savings The	57	10
	Hersha Hospitality Trust Class A	1,621	10
	RBB Bancorp	793	10
	Farmers & Merchants Bancorp Inc.	476	10
	MidWestOne Financial Group Inc.	533	10
	CIM Commercial Trust Corp.	979	10
	CNB Financial Corp.	633	10
	Red River Bancshares Inc.	231	10
	Metrocity Bankshares Inc.	735	10
	American National Bankshares Inc.	443	10
	PCSB Financial Corp.	778	10
	Ellington Residential Mortgage REIT	865	10
	HomeTrust Bancshares Inc.	686	10
	Guaranty Bancshares Inc.	362	10
	CTO Realty Growth Inc.	226	10
*	Rafael Holdings Inc. Class B	537	9
	ChoiceOne Financial Services Inc.	328	9
	Clipper Realty Inc.	1,390	9
	Macatawa Bank Corp.	1,254	9
*	Paysign Inc.	1,416	9
*	MoneyGram International Inc.	3,115	9
	Century Bancorp Inc. Class A	129	9
	Greenhill & Co. Inc.	808	9
	Southern Missouri Bancorp Inc.	377	9
*	Southern First Bancshares Inc.	344	9
	Home Bancorp Inc.	368	9
	Enterprise Bancorp Inc.	409	9
*	Metropolitan Bank Holding Corp.	284	9
	First Bancorp Inc.	411	9
	Business First Bancshares Inc.	603	9
	Northrim BanCorp Inc.	322	9
	BBX Capital Corp. Class A	562	9
	Investors Title Co.	63	9
	Griffin Industrial Realty Inc.	161	9
	Penns Woods Bancorp Inc.	410	9

20

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Civista Bancshares Inc.	636	8
	First Capital Inc.	139	8
	First Northwest Bancorp	763	8
	Retail Value Inc.	666	8
*	Greenlight Capital Re Ltd. Class A	1,163	8
	Luther Burbank Corp.	906	8
	Citizens & Northern Corp.	489	8
*	Alpine Income Property Trust Inc.	573	8
*	Spirit of Texas Bancshares Inc.	662	8
	Southern National Bancorp of Virginia Inc.	966	8
*	Dun & Bradstreet Holdings Inc.	322	8
	LCNB Corp.	543	8
	Merchants Bancorp	390	8
	Bluerock Residential Growth REIT Inc.	1,054	8
	Greene County Bancorp Inc.	326	8
*	BayCom Corp.	651	8
	Premier Financial Bancorp Inc.	586	8
	Middlefield Banc Corp.	394	7
*	Select Bancorp Inc.	975	7
	Citizens Holding Co.	348	7
	Summit Financial Group Inc.	505	7
	Great Ajax Corp.	814	7
*	California Bancorp Inc.	570	7
	County Bancorp Inc.	384	7
	Territorial Bancorp Inc.	350	7
*	PICO Holdings Inc.	831	7
	Carter Bank & Trust	1,037	7
	SB Financial Group Inc.	526	7
	SmartFinancial Inc.	526	7
	FS Bancorp Inc.	180	7
	MVB Financial Corp.	495	7
	Orrstown Financial Services Inc.	508	7
	United Insurance Holdings Corp.	914	7
	Donegal Group Inc. Class A	470	7
	Norwood Financial Corp.	274	7
	National Bankshares Inc.	273	7
	South Plains Financial Inc.	474	7
	Protective Insurance Corp. Class B	471	7
*	Regional Management Corp.	367	7
	Richmond Mutual BanCorp Inc.	588	7
*	Howard Bancorp Inc.	678	7
	Investar Holding Corp.	488	7
	Amalgamated Bank Class A	558	7
	Capstar Financial Holdings Inc.	632	6
	Reliant Bancorp Inc.	442	6
	Northeast Bank	343	6
	First Bank	979	6
	BRT Apartments Corp.	474	6
	Parke Bancorp Inc.	511	6
	Bank of Commerce Holdings	843	6
	First Choice Bancorp	428	6
	Hawthorn Bancshares Inc.	329	6
	Timberland Bancorp Inc.	344	6
	Tiptree Inc.	1,054	6
	Crawford & Co. Class A	861	6
*	Stratus Properties Inc.	299	6
	First Internet Bancorp	401	6
	Auburn National BanCorp Inc.	143	6
	Bank of Princeton	298	6
	Western New England Bancorp Inc.	1,132	6
	Shore Bancshares Inc.	590	6
	ACNB Corp.	271	6
	Curo Group Holdings Corp.	734	6
*	FVCBankcorp Inc.	527	6

21

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	FNCB Bancorp Inc.	938	5
	ESSA Bancorp Inc.	428	5
	CorEnergy Infrastructure Trust Inc.	611	5
	Fidelity D&D Bancorp Inc.	119	5
	BCB Bancorp Inc.	642	5
*	Coastal Financial Corp.	380	5
	Community Bankers Trust Corp.	1,001	5
	PCB Bancorp	536	5
	Silvercrest Asset Management Group Inc. Class A	407	5
*	MMA Capital Holdings Inc.	215	5
	Evans Bancorp Inc.	221	5
	HBT Financial Inc.	424	5
	Mid Penn Bancorp Inc.	259	5
	Safeguard Scientifics Inc.	794	5
	Codorus Valley Bancorp Inc.	381	5
*	Capital Bancorp Inc.	468	5
	Bankwell Financial Group Inc.	312	5
	Community Financial Corp.	215	5
	Westwood Holdings Group Inc.	419	5
	C&F Financial Corp.	149	5
	Western Asset Mortgage Capital Corp.	2,083	5
	Ohio Valley Banc Corp.	205	5
	Chemung Financial Corp.	161	5
	FedNat Holding Co.	541	5
	Colony Bankcorp Inc.	410	5
	Level One Bancorp Inc.	280	5
	Unity Bancorp Inc.	326	4
	Oak Valley Bancorp	316	4
	Franklin Financial Services Corp.	177	4
*	Republic First Bancorp Inc.	1,992	4
	United Security Bancshares	683	4
	OP Bancorp	676	4
	Arlington Asset Investment Corp. Class A	1,511	4
*	MainStreet Bancshares Inc.	318	4
*	Pioneer Bancorp Inc.	500	4
	Prudential Bancorp Inc.	401	4
	Riverview Bancorp Inc.	953	4
	Mackinac Financial Corp.	389	4
*	Maui Land & Pineapple Co. Inc.	334	4
	Provident Financial Holdings Inc.	318	4
	Peoples Bancorp of North Carolina Inc.	222	4
	Pzena Investment Management Inc. Class A	726	4
*	Altisource Portfolio Solutions SA	283	3
	Provident Bancorp Inc.	389	3
*	ProSight Global Inc.	306	3
	Marlin Business Services Corp.	429	3
*	Esquire Financial Holdings Inc.	174	3
	GAMCO Investors Inc. Class A	224	3
	First Guaranty Bancshares Inc.	218	3
	Sterling Bancorp Inc.	879	3
*	PDL Community Bancorp	273	2
*	Transcontinental Realty Investors Inc.	95	2
*	Avalon GloboCare Corp.	1,381	2
*	American Realty Investors Inc.	208	2
	Bank7 Corp.	100	1
			293,427
Health Care (13.7%)
	Johnson & Johnson	131,941	20,241
	UnitedHealth Group Inc.	47,211	14,756
	Merck & Co. Inc.	126,417	10,780
	Pfizer Inc.	278,086	10,509
	Abbott Laboratories	86,477	9,467
	Thermo Fisher Scientific Inc.	19,763	8,478
	AbbVie Inc.	88,015	8,429

22

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Amgen Inc.	29,422	7,453
	Medtronic plc	67,062	7,207
	Bristol-Myers Squibb Co.	113,226	7,043
	Danaher Corp.	31,330	6,469
	Eli Lilly and Co.	42,156	6,256
*	Intuitive Surgical Inc.	5,794	4,234
	Gilead Sciences Inc.	62,751	4,189
	Zoetis Inc.	23,787	3,808
*	Vertex Pharmaceuticals Inc.	12,948	3,614
	Anthem Inc.	12,613	3,551
	Stryker Corp.	17,362	3,440
	Becton Dickinson and Co.	13,494	3,276
	Cigna Corp.	18,078	3,206
*	Regeneron Pharmaceuticals Inc.	4,837	2,999
*	Boston Scientific Corp.	69,786	2,863
	Humana Inc.	6,599	2,740
*	Edwards Lifesciences Corp.	30,826	2,646
*	Illumina Inc.	7,326	2,617
*	Biogen Inc.	8,108	2,332
	Baxter International Inc.	25,342	2,207
*	DexCom Inc.	4,607	1,960
*	Veeva Systems Inc. Class A	6,724	1,898
	HCA Healthcare Inc.	13,289	1,804
*	Centene Corp.	28,902	1,772
*	IDEXX Laboratories Inc.	4,205	1,644
	Agilent Technologies Inc.	15,603	1,567
*	IQVIA Holdings Inc.	9,450	1,547
	Zimmer Biomet Holdings Inc.	10,415	1,467
	ResMed Inc.	7,129	1,289
*	Alexion Pharmaceuticals Inc.	10,708	1,223
*	Align Technology Inc.	3,925	1,166
	Cerner Corp.	15,120	1,109
	West Pharmaceutical Services Inc.	3,660	1,039
*	Seattle Genetics Inc.	6,071	961
	Teleflex Inc.	2,321	912
*	Incyte Corp.	9,095	876
*	Moderna Inc.	13,448	873
*	Laboratory Corp. of America Holdings	4,851	853
*	Varian Medical Systems Inc.	4,595	798
*	Teladoc Health Inc.	3,696	797
*	Hologic Inc.	12,999	776
	Cooper Cos. Inc.	2,446	769
*	Alnylam Pharmaceuticals Inc.	5,711	757
	Cardinal Health Inc.	14,762	749
	Quest Diagnostics Inc.	6,670	742
*	Horizon Therapeutics plc	9,596	721
*	Catalent Inc.	7,749	717
	AmerisourceBergen Corp. Class A	7,363	714
*	BioMarin Pharmaceutical Inc.	9,090	709
*	ABIOMED Inc.	2,229	686
*	Insulet Corp.	3,140	685
	STERIS plc	4,191	669
	PerkinElmer Inc.	5,511	649
*	Elanco Animal Health Inc.	19,924	579
*	Exact Sciences Corp.	7,436	560
*	QIAGEN NV	10,916	556
*	Molina Healthcare Inc.	2,964	548
*	Sarepta Therapeutics Inc.	3,711	543
*	Charles River Laboratories International Inc.	2,478	543
*	Neurocrine Biosciences Inc.	4,633	539
*	Bio-Rad Laboratories Inc. Class A	1,052	535
*	Masimo Corp.	2,383	534
	Dentsply Sirona Inc.	11,113	499
	Bio-Techne Corp.	1,895	484

23

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Henry Schein Inc.	7,235	481
*	Avantor Inc.	21,098	476
*	Immunomedics Inc.	10,296	459
*	Mylan NV	25,761	422
	Universal Health Services Inc. Class B	3,762	415
	Chemed Corp.	793	410
*	Novocure Ltd.	4,954	410
*	Repligen Corp.	2,640	409
*	Amedisys Inc.	1,563	378
*	Livongo Health Inc.	2,691	369
*	Jazz Pharmaceuticals plc	2,727	366
*	DaVita Inc.	4,175	362
*	Ionis Pharmaceuticals Inc.	6,537	356
	Perrigo Co. plc	6,785	355
*	Guardant Health Inc.	3,710	354
*	Exelixis Inc.	15,592	346
*	PRA Health Sciences Inc.	3,202	342
*	Penumbra Inc.	1,592	333
*	Quidel Corp.	1,850	325
*	Tandem Diabetes Care Inc.	2,863	323
*	Novavax Inc.	2,909	321
	Encompass Health Corp.	4,869	318
	Hill-Rom Holdings Inc.	3,381	317
*	LHC Group Inc.	1,514	316
*	10X Genomics Inc. Class A	2,707	310
*	Momenta Pharmaceuticals Inc.	5,901	308
*	iRhythm Technologies Inc.	1,343	296
*	MyoKardia Inc.	2,493	273
*	Mirati Therapeutics Inc.	1,825	273
*	Emergent BioSolutions Inc.	2,203	251
*	Ultragenyx Pharmaceutical Inc.	2,819	240
*	United Therapeutics Corp.	2,213	237
*	Nevro Corp.	1,647	227
*	Acceleron Pharma Inc.	2,318	226
*	Iovance Biotherapeutics Inc.	6,703	223
*	Haemonetics Corp.	2,471	222
*	Natera Inc.	3,463	221
*	ACADIA Pharmaceuticals Inc.	5,562	220
*	Arrowhead Pharmaceuticals Inc.	5,116	216
*	Blueprint Medicines Corp.	2,736	212
	Bruker Corp.	4,935	207
*	Globus Medical Inc.	3,660	207
*	HealthEquity Inc.	3,556	204
*	Halozyme Therapeutics Inc.	7,048	204
*	Invitae Corp.	5,786	202
*	Arena Pharmaceuticals Inc.	2,887	202
*	Neogen Corp.	2,627	200
*	NeoGenomics Inc.	5,114	199
*	Bluebird Bio Inc.	3,239	192
*	Envista Holdings Corp.	7,983	191
*	Syneos Health Inc.	2,995	189
*	ICU Medical Inc.	937	188
*	FibroGen Inc.	4,127	185
*	Wright Medical Group NV	6,070	183
*	Amicus Therapeutics Inc.	12,519	183
*	Global Blood Therapeutics Inc.	2,831	178
*	Change Healthcare Inc.	12,474	176
*	Medpace Holdings Inc.	1,341	174
*	Nektar Therapeutics Class A	8,673	168
*	Integra LifeSciences Holdings Corp.	3,437	164
*	Inspire Medical Systems Inc.	1,316	157
*	Biohaven Pharmaceutical Holding Co. Ltd.	2,420	153
*	PTC Therapeutics Inc.	3,101	153
*	Adaptive Biotechnologies Corp.	3,632	151

24

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Principia Biopharma Inc.	1,466	147
	Ensign Group Inc.	2,467	144
*	Insmed Inc.	5,094	144
*	Omnicell Inc.	2,140	143
*	Tenet Healthcare Corp.	4,985	140
*	Acadia Healthcare Co. Inc.	4,251	131
*	NuVasive Inc.	2,507	131
*	Sage Therapeutics Inc.	2,470	130
*	Merit Medical Systems Inc.	2,624	129
*	Agios Pharmaceuticals Inc.	3,101	127
*	Alkermes plc	7,650	127
*	Pacira BioSciences Inc.	2,009	126
*	Reata Pharmaceuticals Inc. Class A	1,182	124
*	AMN Healthcare Services Inc.	2,224	120
*	TG Therapeutics Inc.	4,821	120
*	ChemoCentryx Inc.	2,195	117
*	HMS Holdings Corp.	4,207	117
*	Fate Therapeutics Inc.	3,208	117
	Patterson Cos. Inc.	3,958	115
	CONMED Corp.	1,324	114
*	Integer Holdings Corp.	1,607	111
*	LivaNova plc	2,357	111
*	Bridgebio Pharma Inc.	3,669	110
*	Twist Bioscience Corp.	1,562	109
*	Select Medical Holdings Corp.	5,413	109
*	STAAR Surgical Co.	2,255	108
*	Allakos Inc.	1,201	108
*	PPD Inc.	3,095	106
*	Axsome Therapeutics Inc.	1,441	106
*	Turning Point Therapeutics Inc.	1,344	105
*	Prestige Consumer Healthcare Inc.	2,789	102
*	Glaukos Corp.	2,123	102
*	Denali Therapeutics Inc.	3,154	101
*	Xencor Inc.	2,808	100
*	Editas Medicine Inc.	2,804	99
*	Silk Road Medical Inc.	1,618	99
	Premier Inc. Class A	2,971	97
*	Apellis Pharmaceuticals Inc.	3,109	96
	Cantel Medical Corp.	1,804	95
*	Vir Biotechnology Inc.	2,317	94
*	AtriCure Inc.	2,031	91
*	Shockwave Medical Inc.	1,428	91
*	Revance Therapeutics Inc.	3,095	90
*	Magellan Health Inc.	1,176	89
*	Inovio Pharmaceuticals Inc.	7,176	86
*	Allogene Therapeutics Inc.	2,385	85
*	Allscripts Healthcare Solutions Inc.	9,500	85
*	Deciphera Pharmaceuticals Inc.	1,857	84
*	Kodiak Sciences Inc.	1,526	80
*	Veracyte Inc.	2,331	78
*	NanoString Technologies Inc.	1,907	77
*	Ironwood Pharmaceuticals Inc. Class A	7,597	77
	Healthcare Services Group Inc.	3,678	76
*	CareDx Inc.	2,226	76
*	Ligand Pharmaceuticals Inc.	744	76
*	MEDNAX Inc.	4,077	76
*	Avanos Medical Inc.	2,334	76
*	R1 RCM Inc.	5,016	73
*	Aimmune Therapeutics Inc.	2,101	72
*	MacroGenics Inc.	2,469	71
*	Cytokinetics Inc.	2,969	71
*	Intercept Pharmaceuticals Inc.	1,412	70
*	Sorrento Therapeutics Inc.	8,788	70
*	Akebia Therapeutics Inc.	6,557	68

25

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)

*	Zogenix Inc.	2,870	68
*	Sangamo Therapeutics Inc.	6,061	67
*	Addus HomeCare Corp.	707	66
*	Axonics Modulation Technologies Inc.	1,554	66
*	Heron Therapeutics Inc.	4,556	65
*	Kura Oncology Inc.	2,603	65
*	Y-mAbs Therapeutics Inc.	1,504	65
*	BioTelemetry Inc.	1,601	63
*	Dicerna Pharmaceuticals Inc.	3,338	62
*	OPKO Health Inc.	18,787	61
*	Corcept Therapeutics Inc.	4,721	60
*	Epizyme Inc.	4,528	59
*	Karuna Therapeutics Inc.	768	59
*	REGENXBIO Inc.	1,890	58
*	Coherus Biosciences Inc.	2,959	56
*	Cardiovascular Systems Inc.	1,706	56
*	Cerus Corp.	8,581	55
*	Karyopharm Therapeutics Inc.	3,592	55
	Luminex Corp.	2,046	55
*	Phreesia Inc.	1,707	54
*	Tabula Rasa HealthCare Inc.	1,050	53
*	Supernus Pharmaceuticals Inc.	2,373	52
	US Physical Therapy Inc.	582	52
*	Intra-Cellular Therapies Inc.	2,836	52
*	Evolent Health Inc. Class A	3,469	50
*	Rhythm Pharmaceuticals Inc.	1,683	50
*	Health Catalyst Inc.	1,589	50
*	Providence Service Corp.	535	50
*	Seres Therapeutics Inc.	1,844	49
*	Intellia Therapeutics Inc.	2,222	48
	Owens & Minor Inc.	2,819	47
*	Adverum Biotechnologies Inc.	3,808	46
*	Madrigal Pharmaceuticals Inc.	426	46
*	SpringWorks Therapeutics Inc.	1,029	46
*,^	Esperion Therapeutics Inc.	1,261	45
*	Rocket Pharmaceuticals Inc.	1,780	45
*	GenMark Diagnostics Inc.	3,399	44
*	Mersana Therapeutics Inc.	2,290	44
*	Myriad Genetics Inc.	3,281	44
*	Pacific Biosciences of California Inc.	6,631	44
*	Athenex Inc.	3,771	43
*	Pennant Group Inc.	1,148	42
*	Arcus Biosciences Inc.	1,758	42
*	Enanta Pharmaceuticals Inc.	800	42
	Atrion Corp.	66	42
*	Atara Biotherapeutics Inc.	3,061	41
*	Lantheus Holdings Inc.	3,064	41
	National Research Corp.	694	39
*	VBI Vaccines Inc.	9,019	38
*	Theravance Biopharma Inc.	2,064	38
*	Gossamer Bio Inc.	2,672	37
*	Arvinas Inc.	1,413	37
*	Tivity Health Inc.	2,236	37
*	Collegium Pharmaceutical Inc.	1,913	36
*	Progyny Inc.	1,276	36
	National HealthCare Corp.	566	36
*	Kadmon Holdings Inc.	7,163	36
*	Innoviva Inc.	3,003	35
*	Retrophin Inc.	1,791	35
*	OraSure Technologies Inc.	2,945	34
*	Translate Bio Inc.	2,449	34
*	Corbus Pharmaceuticals Holdings Inc.	3,693	34
*	Codexis Inc.	2,479	34
*	CorVel Corp.	411	34

26

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Assembly Biosciences Inc.	1,559	34
*	Amphastar Pharmaceuticals Inc.	1,665	34
*	NextGen Healthcare Inc.	2,543	34
*	Heska Corp.	325	34
*	Quanterix Corp.	943	34
*	CryoLife Inc.	1,659	34
*	PetIQ Inc. Class A	948	33
*	Cortexyme Inc.	757	33
*	Omeros Corp.	2,780	33
*	Viela Bio Inc.	963	32
*	Vericel Corp	2,042	32
*	Hanger Inc.	1,623	32
*	Syros Pharmaceuticals Inc.	2,419	32
*	Tactile Systems Technology Inc.	830	32
*	1Life Healthcare Inc.	1,083	32
*	Immunovant Inc.	927	31
*	ImmunoGen Inc.	8,489	31
*	Agenus Inc.	7,076	31
*	Arcturus Therapeutics Holdings Inc.	636	31
*	Endo International plc	10,155	31
*	Alector Inc.	2,349	30
*	Meridian Bioscience Inc.	2,085	29
*	ZIOPHARM Oncology Inc.	10,480	29
*	Constellation Pharmaceuticals Inc.	1,397	29
*	OrthoPediatrics Corp.	581	29
*	Vapotherm Inc.	935	29
*	SI-BONE Inc.	1,332	29
*	Cara Therapeutics Inc.	1,837	28
*	Ontrak Inc.	390	28
*	Fluidigm Corp.	3,605	28
*	BioCryst Pharmaceuticals Inc.	6,768	28
*	Natus Medical Inc.	1,539	28
*	Protagonist Therapeutics Inc.	1,246	28
*	RadNet Inc.	1,918	28
*	Intersect ENT Inc.	1,362	27
*	Provention Bio Inc.	2,073	27
*	Frequency Therapeutics Inc.	1,391	27
*	Surmodics Inc.	593	27
*	Replimune Group Inc.	992	27
*	Avrobio Inc.	1,510	26
*	Radius Health Inc.	2,103	26
*	Inogen Inc.	838	25
*	Ocular Therapeutix Inc.	2,844	25
*	Personalis Inc.	1,076	25
*	Prothena Corp. plc	1,885	24
*	G1 Therapeutics Inc.	1,590	24
*	Orthofix Medical Inc.	803	24
*	Cue Biopharma Inc.	1,361	24
*	Relmada Therapeutics Inc.	678	24
*	Castle Biosciences Inc.	528	24
*	Vanda Pharmaceuticals Inc.	2,328	24
*	HealthStream Inc.	1,152	24
*,^	CEL-SCI Corp.	1,835	24
*	Brookdale Senior Living Inc.	8,562	24
*	Syndax Pharmaceuticals Inc.	1,428	23
*	Anika Therapeutics Inc.	605	23
*	Krystal Biotech Inc.	485	23
*	Dynavax Technologies Corp.	3,850	23
	LeMaitre Vascular Inc.	712	23
*	Avid Bioservices Inc.	2,709	23
*	Option Care Health Inc.	1,931	22
*	Amneal Pharmaceuticals Inc.	5,436	22
*	Eidos Therapeutics Inc.	511	22
*	Aerie Pharmaceuticals Inc.	1,995	22

27

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	UroGen Pharma Ltd.	873	22
*	Precigen Inc.	3,604	22
*	Athersys Inc.	9,892	22
*	Surgery Partners Inc.	1,102	21
*	Spectrum Pharmaceuticals Inc.	4,990	21
*	Crinetics Pharmaceuticals Inc.	1,310	21
*	TransMedics Group Inc.	1,174	21
*	Ardelyx Inc.	3,643	21
*	NGM Biopharmaceuticals Inc.	1,121	21
*	Bioxcel Therapeutics Inc.	511	21
*	Antares Pharma Inc.	7,322	21
*	Geron Corp.	10,083	21
*	AnaptysBio Inc.	1,171	20
*	Stoke Therapeutics Inc.	690	20
*	Community Health Systems Inc.	3,913	20
*	Cymabay Therapeutics Inc.	3,124	20
*	Rigel Pharmaceuticals Inc.	8,116	20
*	Viking Therapeutics Inc.	3,013	20
*	Akero Therapeutics Inc.	612	20
*	SeaSpine Holdings Corp.	1,492	20
*	REVOLUTION Medicines Inc.	688	19
*	Flexion Therapeutics Inc.	1,640	19
*	Triple-S Management Corp. Class B	1,021	19
*	Black Diamond Therapeutics Inc.	657	19
*	BioSpecifics Technologies Corp.	293	19
*	Cellular Biomedicine Group Inc.	1,015	19
	Phibro Animal Health Corp. Class A	875	19
*	Scholar Rock Holding Corp.	1,237	19
*	Clovis Oncology Inc.	3,582	19
*	Varex Imaging Corp.	1,680	19
*	Keros Therapeutics Inc.	347	19
*	PDL BioPharma Inc.	5,544	19
*	Neoleukin Therapeutics Inc.	1,448	18
*	Viemed Healthcare Inc.	1,687	18
*	Morphic Holding Inc.	691	18
*	Homology Medicines Inc.	1,719	18
*	Phathom Pharmaceuticals Inc.	495	18
*	Axogen Inc.	1,495	18
*	Kala Pharmaceuticals Inc.	1,970	18
*	Atreca Inc. Class A	1,229	17
*	AMAG Pharmaceuticals Inc.	1,672	17
*	Pfenex Inc.	1,377	17
*	Zentalis Pharmaceuticals Inc.	501	17
*	Eagle Pharmaceuticals Inc.	434	17
*,^	BrainStorm Cell Therapeutics Inc.	1,363	17
*	Durect Corp.	9,795	17
*	SIGA Technologies Inc.	2,399	17
*	Beam Therapeutics Inc.	663	17
*	Vaxart Inc.	2,757	16
*	AngioDynamics Inc.	1,731	16
*	Kiniksa Pharmaceuticals Ltd. Class A	914	16
*	Fulgent Genetics Inc.	544	16
*	Molecular Templates Inc.	1,371	16
*	Calithera Biosciences Inc.	3,933	16
*	Accelerate Diagnostics Inc.	1,288	16
*	Albireo Pharma Inc.	560	16
*	Quotient Ltd.	3,068	15
*	Applied Therapeutics Inc.	641	15
*	BioDelivery Sciences International Inc.	3,889	15
*	MEI Pharma Inc.	5,586	15
*,^	TherapeuticsMD Inc.	10,315	15
	Computer Programs and Systems Inc.	548	15
*	Precision BioSciences Inc.	2,657	15
*	CytomX Therapeutics Inc.	2,012	15

28

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	IGM Biosciences Inc.	340	15
*	Tricida Inc.	1,382	15
*	RAPT Therapeutics Inc.	540	14
*	Aeglea BioTherapeutics Inc.	1,968	14
*	Catalyst Pharmaceuticals Inc.	4,325	14
*	MannKind Corp.	8,065	14
*,^	Co-Diagnostics Inc.	1,277	14
*	Puma Biotechnology Inc.	1,334	14
*	Affimed NV	3,967	14
*	Kindred Biosciences Inc.	2,745	14
*	Misonix Inc.	1,025	13
*	WaVe Life Sciences Ltd.	1,067	13
*	Aquestive Therapeutics Inc.	1,672	13
*	ANI Pharmaceuticals Inc.	414	13
*	Satsuma Pharmaceuticals Inc.	560	13
*	CytoSorbents Corp.	1,520	13
*	Zynex Inc.	854	13
*	Arcutis Biotherapeutics Inc.	500	13
*	Voyager Therapeutics Inc.	1,055	12
*	Fortress Biotech Inc.	3,086	12
*	Alphatec Holdings Inc.	2,034	12
*	Ovid therapeutics Inc.	2,115	12
	Utah Medical Products Inc.	147	12
*	Eiger BioPharmaceuticals Inc.	1,066	12
*	Eton Pharmaceuticals Inc.	1,501	12
*	iCAD Inc.	1,085	12
*	OptimizeRx Corp.	567	11
*	Prevail Therapeutics Inc.	917	11
*	Passage Bio Inc.	675	11
*	TCR2 Therapeutics Inc.	548	11
*	Marinus Pharmaceuticals Inc.	5,679	11
*	Repro-Med Systems Inc.	1,258	11
*	Agile Therapeutics Inc.	3,401	11
*	InfuSystem Holdings Inc.	747	11
*	Cutera Inc.	661	11
*	Harrow Health Inc.	1,565	11
*	XBiotech Inc.	564	11
*	Akcea Therapeutics Inc.	582	11
*	Verastem Inc.	8,439	11
*	Joint Corp.	594	11
*	ORIC Pharmaceuticals Inc.	422	11
*	ChromaDex Corp.	2,116	10
*	NantKwest Inc.	1,407	10
*	Aduro Biotech Inc.	3,282	10
*	FONAR Corp.	401	10
*	IVERIC bio Inc.	2,257	10
*	Concert Pharmaceuticals Inc.	1,051	10
*	AdaptHealth Corp. Class A	474	10
	Invacare Corp.	1,478	10
*	ViewRay Inc.	3,608	10
*	Galectin Therapeutics Inc.	3,622	10
*	Anavex Life Sciences Corp.	2,261	10
*,^	Genprex Inc.	2,416	10
*	Harvard Bioscience Inc.	2,837	9
*	MediciNova Inc.	1,779	9
*	Checkpoint Therapeutics Inc.	4,248	9
*	MeiraGTx Holdings plc	709	9
*	Accuray Inc.	3,840	9
*	Selecta Biosciences Inc.	3,410	9
*	Odonate Therapeutics Inc.	544	9
*	Avenue Therapeutics Inc.	789	9
*	Menlo Therapeutics Inc.	5,517	8
*	Dyadic International Inc.	1,031	8
*	Abeona Therapeutics Inc.	3,472	8

29

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Aprea Therapeutics Inc.	294	8
*	Catabasis Pharmaceuticals Inc.	1,204	8
*	Stereotaxis Inc.	2,249	8
*	Chiasma Inc.	1,438	8
*	Strongbridge Biopharma plc	2,024	8
*	VolitionRX Ltd.	2,272	8
*	Retractable Technologies Inc.	1,215	8
*	Apyx Medical Corp.	1,669	8
*	Lannett Co. Inc.	1,456	8
*	BioLife Solutions Inc.	353	7
*	Rubius Therapeutics Inc.	1,548	7
*	Neubase Therapeutics Inc.	926	7
*	PAVmed Inc.	3,758	7
*	Ideaya Biosciences Inc.	608	7
*	Electromed Inc.	591	7
*	Catalyst Biosciences Inc.	1,396	7
*	XOMA Corp.	380	7
*	Aptinyx Inc.	2,161	7
*	Magenta Therapeutics Inc.	975	7
*	Paratek Pharmaceuticals Inc.	1,534	7
*	Orgenesis Inc.	1,332	7
*	Cidara Therapeutics Inc.	2,198	7
*	DermTech Inc.	591	7
*	Cyclerion Therapeutics Inc.	1,008	7
*	Sientra Inc.	1,785	7
*	Beyondspring Inc.	550	7
*	Beyond Air Inc.	1,225	7
*	Aspira Women's Health Inc.	2,370	7
*	American Renal Associates Holdings Inc.	1,000	7
*	Nymox Pharmaceutical Corp.	2,641	7
*	Applied Genetic Technologies Corp.	1,291	7
*	BioSig Technologies Inc.	888	7
*	KalVista Pharmaceuticals Inc.	502	7
*	Five Prime Therapeutics Inc.	1,533	7
*	Kezar Life Sciences Inc.	1,334	6
*	Exicure Inc.	3,202	6
*	Tela Bio Inc.	442	6
*	Spero Therapeutics Inc.	571	6
*	ContraFect Corp.	1,126	6
*	Pulse Biosciences Inc.	619	6
*	Pieris Pharmaceuticals Inc.	2,101	6
*	ADMA Biologics Inc.	2,351	6
*	Fennec Pharmaceuticals Inc.	1,081	6
*	IMARA Inc.	253	6
*	GlycoMimetics Inc.	1,587	6
*	Liquidia Technologies Inc.	1,138	6
*	Xeris Pharmaceuticals Inc.	1,237	6
*	NextCure Inc.	646	6
*	Oyster Point Pharma Inc.	251	6
*	Sutro Biopharma Inc.	569	6
*	Surgalign Holdings Inc.	2,555	6
*,^	Mallinckrodt plc	3,586	6
*	NantHealth Inc.	1,762	6
*	iRadimed Corp.	262	6
*	Milestone Scientific Inc.	3,664	5
*	Mirum Pharmaceuticals Inc.	211	5
*	Chimerix Inc.	1,938	5
*	AcelRx Pharmaceuticals Inc.	4,174	5
*	Mustang Bio Inc.	1,545	5
*	89bio Inc.	131	5
*	Verrica Pharmaceuticals Inc.	542	5
*	Apollo Medical Holdings Inc.	259	5
*	X4 Pharmaceuticals Inc.	556	5
*	Optinose Inc.	1,002	5

30

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Cabaletta Bio Inc.	430	5
*	CorMedix Inc.	944	4
*	Minerva Neurosciences Inc.	1,384	4
*	Evofem Biosciences Inc.	1,322	4
*	CASI Pharmaceuticals Inc.	2,498	4
*	Hookipa Pharma Inc.	473	4
*	Harpoon Therapeutics Inc.	304	4
*	La Jolla Pharmaceutical Co.	991	4
*	Enzo Biochem Inc.	1,946	4
*	UNITY Biotechnology Inc.	1,287	4
*	Fulcrum Therapeutics Inc.	548	4
*	Gritstone Oncology Inc.	1,201	4
*	Evolus Inc.	992	4
*	IntriCon Corp.	309	4
*	Evelo Biosciences Inc.	837	4
*	Tyme Technologies Inc.	3,607	4
*	Jounce Therapeutics Inc.	739	4
*	Aravive Inc.	626	4
*	Savara Inc.	2,429	4
*	Eloxx Pharmaceuticals Inc.	1,114	3
*	Lexicon Pharmaceuticals Inc.	1,895	3
*	Osmotica Pharmaceuticals plc	519	3
*	Rockwell Medical Inc.	2,346	3
*	Exagen Inc.	194	3
*,^	Marker Therapeutics Inc.	1,413	3
*	Enochian Biosciences Inc.	621	3
*	Cerecor Inc.	1,001	2
*	Kaleido Biosciences Inc.	358	2
*	LogicBio Therapeutics Inc.	357	2
*	Recro Pharma Inc.	800	2
*	Solid Biosciences Inc.	911	2
*	Oncocyte Corp.	1,689	2
*	Soliton Inc.	247	2
*,§	Alder BioPharmaceuticals CVR Exp. 12/31/2024	1,247	1
*,§	Synergy Pharmaceuticals LLC	12,927	—
*	Pulse Biosciences Inc. Warrants Exp. 5/14/2025	15	—
			236,751
Materials & Processing (3.2%)
	Linde plc	26,250	6,556
	Air Products & Chemicals Inc.	11,057	3,232
	Sherwin-Williams Co.	4,134	2,774
	Newmont Corp.	40,311	2,712
	Ecolab Inc.	12,406	2,445
	DuPont de Nemours Inc.	36,623	2,042
	Dow Inc.	36,892	1,665
	PPG Industries Inc.	11,734	1,413
	Trane Technologies plc	11,927	1,412
	Fastenal Co.	28,853	1,410
	Ball Corp.	16,068	1,291
	Carrier Global Corp.	43,235	1,291
	Freeport-McMoRan Inc.	73,292	1,144
	Amcor plc	79,970	884
	LyondellBasell Industries NV Class A	12,903	845
	Vulcan Materials Co.	6,673	801
	Masco Corp.	13,222	771
	International Paper Co.	19,826	719
	FMC Corp.	6,542	699
	Nucor Corp.	14,837	675
	International Flavors & Fragrances Inc.	5,364	664
	Martin Marietta Materials Inc.	3,127	634
	Celanese Corp. Class A	5,969	604
	RPM International Inc.	6,364	539
*	Crown Holdings Inc.	6,550	503
	Eastman Chemical Co.	6,855	501

31

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Albemarle Corp.	5,278	480
	Lennox International Inc.	1,707	479
	Avery Dennison Corp.	4,090	472
	Packaging Corp. of America	4,646	470
	Royal Gold Inc.	3,315	452
*	Trex Co. Inc.	2,945	440
	Watsco Inc.	1,648	404
	Westrock Co.	13,050	396
	AptarGroup Inc.	3,209	380
	Owens Corning	5,551	375
	CF Industries Holdings Inc.	10,730	350
	Howmet Aerospace Inc.	19,811	347
	Reliance Steel & Aluminum Co.	3,273	343
*	Berry Global Group Inc.	6,527	336
	Scotts Miracle-Gro Co.	1,989	335
	A O Smith Corp.	6,661	326
	Mosaic Co.	17,624	321
	Steel Dynamics Inc.	10,430	308
	Sealed Air Corp.	7,754	305
	Sonoco Products Co.	4,790	254
*	Axalta Coating Systems Ltd.	10,381	248
*	TopBuild Corp.	1,605	247
	MDU Resources Group Inc.	10,232	242
	Huntsman Corp.	10,337	223
	Acuity Brands Inc.	2,001	219
	Ashland Global Holdings Inc.	2,917	215
	Simpson Manufacturing Co. Inc.	2,171	214
	Graphic Packaging Holding Co.	13,924	195
	Southern Copper Corp.	4,037	194
	Louisiana-Pacific Corp.	5,806	191
	Armstrong World Industries Inc.	2,533	187
*	Builders FirstSource Inc.	5,934	182
	Timken Co.	3,186	173
	UFP Industries Inc.	2,906	172
	Eagle Materials Inc.	2,024	166
	Chemours Co.	7,970	165
	Hecla Mining Co.	27,200	164
	Hexcel Corp.	4,087	161
*	RBC Bearings Inc.	1,176	155
	Balchem Corp.	1,553	152
	Rexnord Corp.	5,120	148
*	Univar Solutions Inc.	8,139	148
	Silgan Holdings Inc.	3,750	143
	Advanced Drainage Systems Inc.	2,413	134
*	Alcoa Corp.	8,922	130
*	BMC Stock Holdings Inc.	3,203	128
	Quaker Chemical Corp.	664	126
	Cleveland-Cliffs Inc.	19,064	125
	Avient Corp.	4,857	124
*	Novagold Resources Inc.	11,682	124
	NewMarket Corp.	332	124
	HB Fuller Co.	2,499	120
	Commercial Metals Co.	5,731	120
	Stepan Co.	1,010	116
*	Element Solutions Inc.	10,700	115
	Sensient Technologies Corp.	2,083	115
*	Ingevity Corp.	2,032	114
	W R Grace & Co.	2,765	113
	AAON Inc.	1,965	112
*	Arconic Corp.	4,909	109
*	Masonite International Corp.	1,191	109
*	Beacon Roofing Supply Inc.	3,069	104
	Westlake Chemical Corp.	1,726	102
	Cabot Corp.	2,707	100

32

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Coeur Mining Inc.	11,456	97
*	Installed Building Products Inc.	1,112	97
*	Gibraltar Industries Inc.	1,544	96
	Compass Minerals International Inc.	1,679	96
	Comfort Systems USA Inc.	1,792	91
*	Summit Materials Inc. Class A	6,071	90
	Innospec Inc.	1,199	90
	United States Steel Corp.	11,203	88
	Boise Cascade Co.	1,904	87
	Olin Corp.	7,698	87
	Minerals Technologies Inc.	1,685	86
	O-I Glass Inc.	7,677	84
	Mueller Industries Inc.	2,806	83
	Mueller Water Products Inc. Class A	7,605	82
	Worthington Industries Inc.	1,938	80
	Domtar Corp.	2,786	79
*	JELD-WEN Holding Inc.	3,246	68
	Greif Inc. Class A	1,838	68
*	GCP Applied Technologies Inc.	2,415	63
	Patrick Industries Inc.	1,064	60
*	Livent Corp.	6,975	59
	Materion Corp.	976	53
	Kaiser Aluminum Corp.	775	50
	Carpenter Technology Corp.	2,327	49
*	GMS Inc.	1,835	49
*	Ferro Corp.	3,883	48
*	PGT Innovations Inc.	2,606	47
	Trinseo SA	1,776	44
	Schweitzer-Mauduit International Inc.	1,444	44
	Tronox Holdings plc Class A	4,176	37
	Griffon Corp.	1,686	37
	Neenah Inc.	777	34
	Orion Engineered Carbons SA	2,708	33
	Chase Corp.	336	33
	P H Glatfelter Co.	1,961	29
*	Clearwater Paper Corp.	748	25
	Quanex Building Products Corp.	1,466	25
	Apogee Enterprises Inc.	1,177	25
*	Century Aluminum Co.	2,407	24
	Schnitzer Steel Industries Inc.	1,198	24
	Myers Industries Inc.	1,529	23
	Hawkins Inc.	454	23
*	Koppers Holdings Inc.	897	22
	Tredegar Corp.	1,263	21
	Verso Corp.	1,573	21
*	US Concrete Inc.	771	21
*	MRC Global Inc.	3,521	20
*	PQ Group Holdings Inc.	1,714	20
	GrafTech International Ltd.	2,921	19
*	Kraton Corp.	1,372	19
	American Vanguard Corp.	1,302	18
	Omega Flex Inc.	131	17
*	Cornerstone Building Brands Inc.	2,074	17
*	AdvanSix Inc.	1,257	16
	Insteel Industries Inc.	854	16
*	Foundation Building Materials Inc.	935	15
	US Silica Holdings Inc.	3,365	15
	FutureFuel Corp.	1,191	14
	Kronos Worldwide Inc.	1,086	14
	Ardagh Group SA	885	13
*	Forterra Inc.	999	13
*	Ranpak Holdings Corp. Class A	1,459	13
*	UFP Technologies Inc.	307	13
*	Northwest Pipe Co.	399	11

33

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Caesarstone Ltd.	1,004	11
	Caledonia Mining Corp. plc	565	10
	Haynes International Inc.	543	10
*	Aspen Aerogels Inc.	1,187	10
	Gold Resource Corp.	2,491	10
	LSI Industries Inc.	1,412	10
*	Uranium Energy Corp.	8,412	10
	United States Lime & Minerals Inc.	102	9
*	Veritiv Corp.	533	9
*	Amyris Inc.	2,724	9
*	Unifi Inc.	712	9
	NN Inc.	1,893	9
*	Alpha Pro Tech Ltd.	604	8
*	LB Foster Co. Class A	495	7
*	Rayonier Advanced Materials Inc.	2,304	7
*	TimkenSteel Corp.	1,849	7
*	AgroFresh Solutions Inc.	2,792	7
*	Energy Fuels Inc.	3,791	7
	Eastern Co.	272	6
	Olympic Steel Inc.	514	6
*	Marrone Bio Innovations Inc.	3,470	4
*	Ryerson Holding Corp.	795	4
	Intrepid Potash Inc.	458	4
*	Concrete Pumping Holdings Inc.	795	3
			55,608
Other (0.0%)[1]
*	ALX Oncology Holdings Inc.	105	4
*,§	Tobira Therapeutics CVR Exp. 12/31/2028	937	4
*	Rackspace Technology Inc.	187	4
*	Acutus Medical Inc.	96	3
*	Kymera Therapeutics Inc.	99	3
*	IBEX Ltd.	136	2
*	GoHealth Inc. Class A	156	2
*	Selectquote Inc.	102	2
*	iTeos Therapeutics Inc.	57	2
*	Annexon Inc.	64	2
*	Albertsons Cos. Inc. Class A	107	2
*	Shift4 Payments Inc. Class A	27	1
*	Nurix Therapeutics Inc.	54	1
*	Pandion Therapeutics Inc.	56	1
*	Inari Medical Inc.	10	1
*	Progenity Inc.	82	1
*	Pliant Therapeutics Inc.	28	1
*,§	Media General Inc. CVR	5,133	—
*,§	NewStar Financial Inc. CVR	943	—
*,§	Aratana Therapeutics Inc. CVR	1,951	—
*,§	Lantheus Holdings CVR	4,323	—
*,§	Clinical Data CVR	32	—
*,§	Omthera Pharmeceuticals Rights	152	—
			36
Producer Durables (8.6%)
	Accenture plc Class A	31,878	7,648
	Union Pacific Corp.	33,951	6,534
	Honeywell International Inc.	35,092	5,809
	United Parcel Service Inc. Class B	35,271	5,771
	Lockheed Martin Corp.	12,382	4,832
	Boeing Co.	26,680	4,584
	3M Co.	28,116	4,583
	Raytheon Technologies Corp.	71,220	4,344
	Caterpillar Inc.	26,995	3,842
	Illinois Tool Works Inc.	15,696	3,101
	Automatic Data Processing Inc.	21,454	2,984
	Deere & Co.	14,097	2,961
	CSX Corp.	37,874	2,896

34

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	General Electric Co.	436,386	2,767
	Norfolk Southern Corp.	12,784	2,717
	Northrop Grumman Corp.	7,803	2,673
	FedEx Corp.	12,118	2,664
	Waste Management Inc.	21,136	2,410
	Roper Technologies Inc.	5,171	2,209
	Emerson Electric Co.	29,904	2,077
	Eaton Corp. plc	20,111	2,053
	General Dynamics Corp.	12,654	1,890
*	CoStar Group Inc.	1,930	1,638
	Cummins Inc.	7,364	1,526
	Johnson Controls International plc	37,086	1,511
	Verisk Analytics Inc. Class A	7,929	1,480
	Cintas Corp.	4,384	1,461
	PACCAR Inc.	16,892	1,450
	Rockwell Automation Inc.	5,789	1,335
	Parker-Hannifin Corp.	6,445	1,328
	TransDigm Group Inc.	2,608	1,303
	Otis Worldwide Corp.	20,555	1,293
	Paychex Inc.	16,107	1,232
	Stanley Black & Decker Inc.	7,609	1,227
	AMETEK Inc.	11,500	1,158
*	Mettler-Toledo International Inc.	1,192	1,157
	Southwest Airlines Co.	29,357	1,103
	Fortive Corp.	15,005	1,082
*	Copart Inc.	10,051	1,038
	Equifax Inc.	6,085	1,024
	Old Dominion Freight Line Inc.	4,949	1,001
	Republic Services Inc. Class A	10,665	989
	Delta Air Lines Inc.	31,783	981
*	Keysight Technologies Inc.	9,440	930
	Kansas City Southern	4,718	859
	Dover Corp.	7,332	805
	WW Grainger Inc.	2,172	794
*	Zebra Technologies Corp.	2,650	759
	Expeditors International of Washington Inc.	8,244	729
	Xylem Inc.	9,046	725
	IDEX Corp.	3,796	684
	CH Robinson Worldwide Inc.	6,681	657
*	Waters Corp.	3,033	656
*	Trimble Inc.	12,513	656
*	United Rentals Inc.	3,647	646
*	Ingersoll Rand Inc.	17,455	612
	Wabtec Corp.	9,088	605
	Booz Allen Hamilton Holding Corp. Class A	6,793	598
	JB Hunt Transport Services Inc.	4,227	594
*	Generac Holdings Inc.	3,090	587
	Jacobs Engineering Group Inc.	6,369	575
*	Teledyne Technologies Inc.	1,785	560
	Nordson Corp.	2,873	536
*	United Airlines Holdings Inc.	14,504	522
	Allegion plc	4,636	479
	Graco Inc.	8,261	479
	Textron Inc.	11,414	450
*	XPO Logistics Inc.	4,631	409
	Snap-on Inc.	2,713	402
	Toro Co.	5,337	402
	Genpact Ltd.	9,510	401
	Hubbell Inc. Class B	2,730	396
	Pentair plc	8,097	365
	HEICO Corp. Class A	3,995	357
	Carlisle Cos. Inc.	2,711	355
	Quanta Services Inc.	6,753	346
	Donaldson Co. Inc.	6,430	324

35

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Sensata Technologies Holding plc	7,763	323
	American Airlines Group Inc.	24,726	323
*	HD Supply Holdings Inc.	7,961	316
	Robert Half International Inc.	5,693	303
	Huntington Ingalls Industries Inc.	1,987	301
*	Aecom	7,513	297
*	Stericycle Inc.	4,560	292
	Knight-Swift Transportation Holdings Inc.	6,201	282
	Lincoln Electric Holdings Inc.	2,898	280
*	Middleby Corp.	2,834	277
	ITT Inc.	4,417	277
	CoreLogic Inc.	4,024	267
	Oshkosh Corp.	3,466	267
	BWX Technologies Inc.	4,779	266
*	Axon Enterprise Inc.	3,088	265
	Landstar System Inc.	1,977	263
	Tetra Tech Inc.	2,802	259
*	Paylocity Holding Corp.	1,756	259
	Brunswick Corp.	3,998	247
	FLIR Systems Inc.	6,596	243
	Woodward Inc.	2,773	238
	Alaska Air Group Inc.	6,087	237
	MAXIMUS Inc.	2,962	230
	HEICO Corp.	2,072	228
	AGCO Corp.	3,184	226
	MSA Safety Inc.	1,769	223
	Curtiss-Wright Corp.	2,175	223
	ManpowerGroup Inc.	3,006	220
*	FTI Consulting Inc.	1,860	213
*	Plug Power Inc.	16,253	211
	Exponent Inc.	2,603	209
	Littelfuse Inc.	1,135	205
	EMCOR Group Inc.	2,731	205
	Flowserve Corp.	6,812	202
	Allison Transmission Holdings Inc.	5,506	197
	Regal Beloit Corp.	1,961	194
*	ASGN Inc.	2,691	193
*	Proto Labs Inc.	1,305	192
*	Saia Inc.	1,345	180
	KBR Inc.	6,827	171
	Air Lease Corp. Class A	5,438	169
	John Bean Technologies Corp.	1,642	168
*	JetBlue Airways Corp.	14,476	167
	Xerox Holdings Corp.	8,649	163
*	Colfax Corp.	4,881	162
*	Clean Harbors Inc.	2,505	153
	EnerSys	2,099	151
	Franklin Electric Co. Inc.	2,505	149
*	Aerojet Rocketdyne Holdings Inc.	3,540	146
*	TriNet Group Inc.	2,145	146
	Werner Enterprises Inc.	3,109	143
	UniFirst Corp.	731	141
	nVent Electric plc	7,363	141
	MSC Industrial Direct Co. Inc. Class A	2,110	139
	Crane Co.	2,426	137
	Valmont Industries Inc.	1,065	135
*	MasTec Inc.	2,889	134
	Watts Water Technologies Inc. Class A	1,355	130
*	Kirby Corp.	3,022	128
	GATX Corp.	1,916	128
	Brink's Co.	2,647	128
	ABM Industries Inc.	3,350	128
	Brady Corp. Class A	2,702	127
*	Casella Waste Systems Inc. Class A	2,256	127

36

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Altra Industrial Motion Corp.	3,211	125
*	Chart Industries Inc.	1,904	125
	Insperity Inc.	1,840	124
*	Itron Inc.	1,994	119
	Kennametal Inc.	4,013	116
	ESCO Technologies Inc.	1,275	115
	Hillenbrand Inc.	3,564	113
*	WESCO International Inc.	2,386	112
	Applied Industrial Technologies Inc.	1,849	111
	Spirit AeroSystems Holdings Inc. Class A	5,320	109
	Ryder System Inc.	2,573	105
*	ExlService Holdings Inc.	1,652	105
*	Advanced Disposal Services Inc.	3,485	105
*	Kratos Defense & Security Solutions Inc.	5,327	104
*	CryoPort Inc.	1,810	100
	Trinity Industries Inc.	4,875	100
	Macquarie Infrastructure Corp.	3,546	99
*,2	API Group Corp.	6,952	98
	Triton International Ltd.	2,654	96
	Moog Inc. Class A	1,571	95
	Federal Signal Corp.	2,938	94
	Barnes Group Inc.	2,324	92
*	Pluralsight Inc. Class A	4,785	92
*	Dycom Industries Inc.	1,476	91
*	SPX Corp.	2,160	90
*	Cimpress plc	946	88
*	SPX FLOW Inc.	2,012	87
	Badger Meter Inc.	1,384	85
*	Hub Group Inc. Class A	1,583	85
	Matson Inc.	2,115	85
	Korn Ferry	2,754	84
	SkyWest Inc.	2,483	84
	Forward Air Corp.	1,410	83
	Copa Holdings SA Class A	1,534	82
	McGrath RentCorp	1,216	81
	Allegiant Travel Co. Class A	626	81
*	AeroVironment Inc.	1,052	80
*	Resideo Technologies Inc.	6,003	80
*	Sykes Enterprises Inc.	2,401	79
*	Spirit Airlines Inc.	4,418	79
	Albany International Corp. Class A	1,510	78
	Otter Tail Corp.	1,995	78
*	Navistar International Corp.	2,383	76
	Belden Inc.	2,232	75
*	Verra Mobility Corp. Class A	7,061	75
*	Vicor Corp.	843	73
*	Atlas Air Worldwide Holdings Inc.	1,294	73
	Schneider National Inc. Class B	2,692	73
	Cubic Corp.	1,543	73
*	Air Transport Services Group Inc.	2,786	71
	HNI Corp.	2,155	69
	Herman Miller Inc.	2,873	68
*	Atkore International Group Inc.	2,505	67
	Fluor Corp.	6,965	66
	Kadant Inc.	554	65
	EnPro Industries Inc.	1,102	64
	Kaman Corp.	1,394	64
*	OSI Systems Inc.	815	64
*	Vivint Smart Home Inc.	3,598	64
	ICF International Inc.	920	63
*	CBIZ Inc.	2,540	62
	US Ecology Inc.	1,641	61
	Terex Corp.	3,107	61
	Tennant Co.	902	60

37

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	Rush Enterprises Inc. Class A	1,233	60
	TTEC Holdings Inc.	1,026	58
*	TriMas Corp.	2,297	58
*,^	Workhorse Group Inc.	3,190	58
	Helios Technologies Inc.	1,389	57
	Astec Industries Inc.	1,058	56
	Covanta Holding Corp.	5,900	56
	Deluxe Corp.	1,947	55
*	Virgin Galactic Holdings Inc.	3,015	54
	Enerpac Tool Group Corp. Class A	2,567	53
	ADT Inc.	4,878	52
*	Harsco Corp.	3,657	52
*	Allegheny Technologies Inc.	6,127	51
	CSW Industrials Inc.	688	50
	Marten Transport Ltd.	2,727	50
	Lindsay Corp.	492	49
	Alamo Group Inc.	442	49
	Encore Wire Corp.	940	49
	Primoris Services Corp.	2,517	48
*	Welbilt Inc.	6,373	47
	Mesa Laboratories Inc.	190	47
	Kforce Inc.	1,359	47
*	Herc Holdings Inc.	1,127	46
	Frontline Ltd.	5,663	45
*	FARO Technologies Inc.	788	45
*	Huron Consulting Group Inc.	1,015	44
	Heartland Express Inc.	2,057	43
	AZZ Inc.	1,203	42
	Pitney Bowes Inc.	7,593	42
	Steelcase Inc. Class A	3,944	41
	Raven Industries Inc.	1,647	41
	Greenbrier Cos. Inc.	1,488	40
	ArcBest Corp.	1,190	40
	Granite Construction Inc.	2,155	40
	Douglas Dynamics Inc.	1,028	39
	Columbus McKinnon Corp.	1,069	39
*	Echo Global Logistics Inc.	1,313	36
	SFL Corp. Ltd.	3,796	33
	Standex International Corp.	562	33
	Shyft Group Inc.	1,625	32
	AAR Corp.	1,570	32
	H&E Equipment Services Inc.	1,513	31
*	TrueBlue Inc.	1,778	30
	Wabash National Corp.	2,381	29
	Hawaiian Holdings Inc.	2,144	29
*	Textainer Group Holdings Ltd.	2,442	29
	Knoll Inc.	2,226	29
	ACCO Brands Corp.	4,402	29
	Kelly Services Inc. Class A	1,494	28
*	MYR Group Inc.	730	28
	Argan Inc.	655	28
^	Nordic American Tankers Ltd.	6,160	27
*	CIRCOR International Inc.	903	27
*	Conduent Inc.	7,860	27
*	Great Lakes Dredge & Dock Corp.	2,813	26
	DHT Holdings Inc.	4,903	26
	Scorpio Tankers Inc.	2,145	25
*	PAE Inc.	2,862	25
*	SEACOR Holdings Inc.	799	25
	Gorman-Rupp Co.	790	25
*	NV5 Global Inc.	481	25
*	Vectrus Inc.	527	23
*	Gates Industrial Corp. plc	2,014	23
*	Tutor Perini Corp.	1,778	22

38

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Aegion Corp. Class A	1,362	22
	Ennis Inc.	1,139	21
	MTS Systems Corp.	831	20
*	Thermon Group Holdings Inc.	1,534	20
	Barrett Business Services Inc.	343	20
	International Seaways Inc.	1,133	19
*	Ducommun Inc.	513	19
	Heidrick & Struggles International Inc.	885	19
	Hyster-Yale Materials Handling Inc.	469	19
*	Forrester Research Inc.	522	19
	Rush Enterprises Inc. Class B	441	18
	Kimball International Inc. Class B	1,634	18
*	BrightView Holdings Inc.	1,463	18
*	Sterling Construction Co. Inc.	1,217	17
*	Orion Energy Systems Inc.	2,641	17
	Resources Connection Inc.	1,356	17
	Triumph Group Inc.	2,299	17
	Luxfer Holdings plc	1,163	17
*	Construction Partners Inc. Class A	884	17
*	Lydall Inc.	872	16
	Miller Industries Inc.	503	16
*	CAI International Inc.	709	15
*	Modine Manufacturing Co.	2,245	15
*	Manitowoc Co. Inc.	1,566	15
*	American Superconductor Corp.	1,127	14
*	Energy Recovery Inc.	1,662	14
*	DXP Enterprises Inc.	725	14
	Hackett Group Inc.	1,097	14
	Allied Motion Technologies Inc.	318	14
	CRA International Inc.	313	13
*	Willdan Group Inc.	461	13
*	ExOne Co.	988	12
*	Napco Security Technologies Inc.	479	12
	Costamare Inc.	2,282	12
*	Vishay Precision Group Inc.	454	11
*	CECO Environmental Corp.	1,327	11
*	Titan Machinery Inc.	818	11
	Powell Industries Inc.	401	11
	REV Group Inc.	1,390	11
	VSE Corp.	369	11
*	Dorian LPG Ltd.	1,258	11
*	Heritage-Crystal Clean Inc.	723	11
*	Cross Country Healthcare Inc.	1,644	11
*	Luna Innovations Inc.	1,629	10
*	Daseke Inc.	1,655	10
*	PFSweb Inc.	1,198	10
*	IES Holdings Inc.	339	10
*	US Xpress Enterprises Inc. Class A	991	9
*	Team Inc.	1,463	9
*	Transcat Inc.	315	9
	Park Aerospace Corp.	830	9
*	Covenant Transportation Group Inc. Class A	501	9
*	Astronics Corp.	1,006	9
*	Radiant Logistics Inc.	1,707	9
*	Sharps Compliance Corp.	1,142	9
	Hurco Cos. Inc.	306	9
*	Acacia Research Corp.	2,278	9
	Universal Logistics Holdings Inc.	391	8
*	Franklin Covey Co.	415	8
*	Diamond S Shipping Inc.	978	8
*	Blue Bird Corp.	687	8
	Preformed Line Products Co.	141	8
*	ServiceSource International Inc.	5,054	8
*	Lawson Products Inc.	194	7

39

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Mastech Digital Inc.	364	7
*	HC2 Holdings Inc.	2,609	7
	Park-Ohio Holdings Corp.	406	6
*	Overseas Shipholding Group Inc. Class A	3,028	6
	Graham Corp.	452	6
	Genco Shipping & Trading Ltd.	831	6
*	GP Strategies Corp.	588	6
*	DHI Group Inc.	2,292	6
	Quad/Graphics Inc.	1,561	5
*	Willis Lease Finance Corp.	253	5
*	Gencor Industries Inc.	426	5
	Ardmore Shipping Corp.	1,377	5
*	Eagle Bulk Shipping Inc.	1,875	5
*	Wrap Technologies Inc.	558	5
*	StarTek Inc.	936	5
*	EVI Industries Inc.	183	4
*	Mistras Group Inc.	907	4
	BG Staffing Inc.	449	4
*	Mesa Air Group Inc.	961	4
	Scorpio Bulkers Inc.	250	3
*	Information Services Group Inc.	1,668	3
*	Mayville Engineering Co. Inc.	367	3
	Advanced Emissions Solutions Inc.	726	3
*	Safe Bulkers Inc.	2,359	3
*	PAM Transportation Services Inc.	68	2
*	Target Hospitality Corp.	1,517	2
			149,177
Technology (28.5%)
	Apple Inc.	818,240	105,586
	Microsoft Corp.	374,523	84,466
*	Facebook Inc. Class A	120,090	35,210
*	Alphabet Inc. Class C	15,045	24,586
*	Alphabet Inc. Class A	14,788	24,098
	NVIDIA Corp.	29,512	15,788
*	Adobe Inc.	24,051	12,348
*	salesforce.com Inc.	43,298	11,805
	Intel Corp.	212,002	10,802
	Cisco Systems Inc.	212,198	8,959
	Broadcom Inc.	19,539	6,783
	QUALCOMM Inc.	56,276	6,702
	Texas Instruments Inc.	45,958	6,533
	Oracle Corp.	98,703	5,648
	International Business Machines Corp.	44,348	5,469
*	Advanced Micro Devices Inc.	58,396	5,304
*	ServiceNow Inc.	9,524	4,591
	Intuit Inc.	12,577	4,344
	Activision Blizzard Inc.	38,208	3,191
	Applied Materials Inc.	45,754	2,818
*	Zoom Video Communications Inc. Class A	8,336	2,710
*	Autodesk Inc.	10,957	2,692
*	Micron Technology Inc.	55,525	2,527
	Lam Research Corp.	7,232	2,432
	Analog Devices Inc.	18,387	2,149
*	Workday Inc. Class A	8,573	2,055
*	Electronic Arts Inc.	14,239	1,986
*	DocuSign Inc. Class A	8,807	1,964
	L3Harris Technologies Inc.	10,772	1,947
*	Twilio Inc. Class A	6,687	1,804
	Cognizant Technology Solutions Corp. Class A	26,952	1,802
*	Splunk Inc.	7,942	1,742
*	Synopsys Inc.	7,497	1,659
	KLA Corp.	7,821	1,604
	Amphenol Corp. Class A	14,565	1,599
	IHS Markit Ltd.	19,612	1,567

40

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Twitter Inc.	38,371	1,557
*	Cadence Design Systems Inc.	13,739	1,524
*	ANSYS Inc.	4,268	1,447
	HP Inc.	71,957	1,407
	Motorola Solutions Inc.	8,582	1,328
	Marvell Technology Group Ltd.	33,232	1,289
	Microchip Technology Inc.	11,692	1,283
	Xilinx Inc.	12,172	1,268
*	Palo Alto Networks Inc.	4,865	1,252
*	Okta Inc.	5,732	1,235
	Corning Inc.	37,794	1,227
*	Match Group Inc.	10,904	1,218
	Skyworks Solutions Inc.	8,299	1,202
*	Atlassian Corp. plc Class A	6,223	1,193
*	RingCentral Inc. Class A	3,822	1,111
*	VeriSign Inc.	5,169	1,110
*	Coupa Software Inc.	3,320	1,088
*	Take-Two Interactive Software Inc.	5,609	960
*	Akamai Technologies Inc.	7,935	924
	Maxim Integrated Products Inc.	13,221	905
	Citrix Systems Inc.	6,134	891
*	Fortinet Inc.	6,709	886
*	EPAM Systems Inc.	2,633	861
	CDW Corp.	7,151	813
*	Paycom Software Inc.	2,498	748
*	Qorvo Inc.	5,819	746
*	Pinterest Inc. Class A	20,143	741
*	Crowdstrike Holdings Inc. Class A	5,777	726
	Teradyne Inc.	8,395	713
	SS&C Technologies Holdings Inc.	11,189	713
*	GoDaddy Inc. Class A	8,359	699
*	Tyler Technologies Inc.	1,942	671
*	Arista Networks Inc.	2,994	669
	NortonLifeLock Inc.	28,102	661
*	Datadog Inc. Class A	7,651	639
*	HubSpot Inc.	2,085	625
	Leidos Holdings Inc.	6,829	618
*	Slack Technologies Inc. Class A	18,804	618
	Hewlett Packard Enterprise Co.	63,263	612
*	Black Knight Inc.	7,175	603
	Western Digital Corp.	15,027	577
	Cognex Corp.	8,254	571
	Monolithic Power Systems Inc.	2,133	570
*	VMware Inc. Class A	3,927	567
*	Gartner Inc.	4,356	566
*	Zendesk Inc.	5,553	535
	NetApp Inc.	11,187	530
*	Avalara Inc.	3,845	509
*	Zscaler Inc.	3,505	502
*	Dell Technologies Inc.	7,581	501
*	IAC/InterActiveCorp	3,760	500
*	MongoDB Inc.	2,104	492
*	PTC Inc.	5,252	480
*	Guidewire Software Inc.	4,088	459
	Entegris Inc.	6,861	459
*	StoneCo Ltd. Class A	8,957	457
*	Ciena Corp.	7,774	441
*	Aspen Technology Inc.	3,447	438
*	ON Semiconductor Corp.	20,374	435
*	Nuance Communications Inc.	14,333	429
*	Ceridian HCM Holding Inc.	5,293	421
	Juniper Networks Inc.	16,724	418
*	F5 Networks Inc.	3,092	409
	Amdocs Ltd.	6,629	406

41

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Anaplan Inc.	6,484	397
*	Zynga Inc. Class A	43,616	395
*	Five9 Inc.	3,047	388
	Universal Display Corp.	2,168	380
*	Dynatrace Inc.	8,461	374
*	Cree Inc.	5,449	344
	MKS Instruments Inc.	2,833	339
*	Fastly Inc. Class A	3,646	339
*	Grubhub Inc.	4,638	336
*	Globant SA	1,808	321
*	Arrow Electronics Inc.	4,066	319
*	Alteryx Inc. Class A	2,626	317
*	Lumentum Holdings Inc.	3,684	317
*	Manhattan Associates Inc.	3,224	314
*	Proofpoint Inc.	2,818	309
*	Elastic NV	2,787	303
*	Smartsheet Inc. Class A	5,501	300
	CDK Global Inc.	6,318	295
*	CACI International Inc. Class A	1,255	294
*	IPG Photonics Corp.	1,792	290
*	Inphi Corp.	2,352	268
	SYNNEX Corp.	2,091	266
*	RealPage Inc.	4,235	265
	DXC Technology Co.	13,047	261
*	Nutanix Inc.	9,055	260
	Jabil Inc.	7,604	260
*	Dropbox Inc. Class A	12,132	257
*	Everbridge Inc.	1,699	253
	Science Applications International Corp.	2,925	244
	Pegasystems Inc.	1,850	238
*	Q2 Holdings Inc.	2,428	236
	National Instruments Corp.	6,539	235
*	Silicon Laboratories Inc.	2,268	232
*	Envestnet Inc.	2,646	220
*	Mercury Systems Inc.	2,866	217
*	Blackline Inc.	2,474	216
	Cabot Microelectronics Corp.	1,403	214
	Dolby Laboratories Inc. Class A	3,037	212
*	Cloudflare Inc. Class A	5,451	209
	LogMeIn Inc.	2,399	206
*	II-VI Inc.	4,583	204
*	Pure Storage Inc. Class A	12,689	194
*	Varonis Systems Inc.	1,562	193
*	Semtech Corp.	3,181	187
*	Lattice Semiconductor Corp.	6,479	185
*	LiveRamp Holdings Inc.	3,261	182
*	LivePerson Inc.	3,010	180
	Brooks Automation Inc.	3,446	178
*	Novanta Inc.	1,642	176
*	Sailpoint Technologies Holdings Inc.	4,459	175
*	Qualys Inc.	1,640	174
*	Cirrus Logic Inc.	2,808	170
*	Rapid7 Inc.	2,550	165
*	ACI Worldwide Inc.	5,569	164
*	J2 Global Inc.	2,337	164
*	FireEye Inc.	11,115	163
*	Verint Systems Inc.	3,402	162
	Blackbaud Inc.	2,517	161
*	Vertiv Holdings Co. Class A	9,759	158
*	New Relic Inc.	2,531	155
	Power Integrations Inc.	2,770	155
*	Bandwidth Inc. Class A	952	150
*	SVMK Inc.	5,996	149
*	Viavi Solutions Inc.	11,176	149

42

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Medallia Inc.	4,085	148
*	Box Inc.	7,419	146
	Avnet Inc.	5,284	145
*	Teradata Corp.	5,896	144
*	SPS Commerce Inc.	1,782	142
*	Mimecast Ltd.	2,883	142
*	Synaptics Inc.	1,643	140
*	Cloudera Inc.	10,571	140
	Perspecta Inc.	6,701	139
*	Advanced Energy Industries Inc.	1,866	138
*	Alarm.com Holdings Inc.	2,233	134
*	Coherent Inc.	1,165	131
*	Appfolio Inc.	777	131
*	NCR Corp.	6,178	126
	Vishay Intertechnology Inc.	7,825	125
*	Acacia Communications Inc.	1,825	123
*	Fabrinet	1,762	123
*	Workiva Inc. Class A	1,987	117
*	Covetrus Inc.	5,086	117
*	Tenable Holdings Inc.	3,066	115
*	PagerDuty Inc.	3,463	113
*	ViaSat Inc.	2,767	110
*	Cornerstone OnDemand Inc.	3,072	108
*	Plexus Corp.	1,422	108
*	Cargurus Inc.	4,403	107
*	FormFactor Inc.	4,065	106
*	Digital Turbine Inc.	4,352	105
*	Sanmina Corp.	3,716	105
*	Yext Inc.	5,184	103
*	Rogers Corp.	908	103
*	Cerence Inc.	1,927	103
*	Appian Corp. Class A	1,641	101
*	Insight Enterprises Inc.	1,672	100
*	iRobot Corp.	1,347	100
*	Bottomline Technologies DE Inc.	2,087	99
	ManTech International Corp. Class A	1,317	99
*	Diodes Inc.	2,014	98
*	CommScope Holding Co. Inc.	9,409	97
	InterDigital Inc.	1,558	95
	Sabre Corp.	13,149	92
*	Altair Engineering Inc. Class A	2,128	89
*	MACOM Technology Solutions Holdings Inc.	2,468	88
*	Inovalon Holdings Inc. Class A	3,537	88
*	CommVault Systems Inc.	1,976	85
*	Yelp Inc. Class A	3,682	85
*	Ambarella Inc.	1,550	82
*	NetScout Systems Inc.	3,490	81
	Progress Software Corp.	2,128	81
*	MaxLinear Inc.	3,295	80
*	PROS Holdings Inc.	2,023	79
	Ubiquiti Inc.	434	79
*	Avaya Holdings Corp.	4,924	76
*	Model N Inc.	1,886	74
*	Rambus Inc.	5,513	74
*	EchoStar Corp. Class A	2,459	72
*	Onto Innovation Inc.	2,267	71
*	Upwork Inc.	4,619	70
	CSG Systems International Inc.	1,640	70
	Maxar Technologies Inc.	2,979	69
	Switch Inc.	3,981	68
	NIC Inc.	3,157	68
*	Zuora Inc. Class A	4,965	67
*	Perficient Inc.	1,566	67
	Xperi Holding Corp	5,069	64

43

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Super Micro Computer Inc.	2,233	61
*	Knowles Corp.	4,044	61
*	Infinera Corp.	8,242	60
*	Amkor Technology Inc.	4,848	59
*	TTM Technologies Inc.	4,926	56
*	MicroStrategy Inc. Class A	376	54
*	Glu Mobile Inc.	6,742	54
*	Domo Inc.	1,276	52
*	Virtusa Corp.	1,314	52
*	Calix Inc.	2,648	52
	Methode Electronics Inc.	1,775	50
*	ePlus Inc.	617	47
*	Schrodinger Inc.	757	46
	Shutterstock Inc.	899	45
*	SolarWinds Corp.	2,081	44
*	Upland Software Inc.	1,101	43
*	NETGEAR Inc.	1,294	43
*	Ultra Clean Holdings Inc.	1,749	43
*	CEVA Inc.	1,012	43
*	Magnite Inc.	5,746	42
	Sapiens International Corp. NV	1,259	42
*	TechTarget Inc.	1,050	42
*	Vocera Communications Inc.	1,455	41
*,^	Inseego Corp.	3,313	38
*	nLight Inc.	1,541	36
*	Unisys Corp.	3,082	36
*	Groupon Inc. Class A	1,120	36
*	Eventbrite Inc. Class A	3,202	34
*	Axcelis Technologies Inc.	1,434	34
	Benchmark Electronics Inc.	1,724	34
	Simulations Plus Inc.	562	33
*	OneSpan Inc.	1,545	33
	Ebix Inc.	1,441	33
	Cohu Inc.	1,891	33
	CTS Corp.	1,493	31
*	Parsons Corp.	912	30
*	PAR Technology Corp.	809	30
*	3D Systems Corp.	5,403	30
*	A10 Networks Inc.	3,428	29
*	Diebold Nixdorf Inc.	3,503	29
*	Photronics Inc.	2,909	29
*	Limelight Networks Inc.	4,976	28
*	PDF Solutions Inc.	1,354	28
*	MobileIron Inc.	4,265	28
*	ScanSource Inc.	1,113	27
*	Tucows Inc. Class A	412	26
*	Blucora Inc.	2,180	26
	ADTRAN Inc.	2,287	25
*	Veeco Instruments Inc.	2,128	25
*	Everi Holdings Inc.	3,218	25
	QAD Inc. Class A	543	25
*	Ichor Holdings Ltd.	978	25
*	Agilysys Inc.	951	24
*	EverQuote Inc. Class A	678	24
*	Extreme Networks Inc.	5,468	24
*	Mitek Systems Inc.	1,852	24
*	TrueCar Inc.	4,870	23
	PC Connection Inc.	518	23
*	Harmonic Inc.	3,816	23
*	Ping Identity Holding Corp.	636	22
*	Brightcove Inc.	1,962	22
*	SiTime Corp.	324	21
*	Sprout Social Inc. Class A	547	21
*	Endurance International Group Holdings Inc.	3,209	21

44

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	Meet Group Inc.	3,237	20
*	ChannelAdvisor Corp.	1,206	20
*	Impinj Inc.	822	20
	Plantronics Inc.	1,589	20
	American Software Inc. Class A	1,329	19
*	Waitr Holdings Inc.	4,587	18
	Comtech Telecommunications Corp.	1,112	18
*	NeoPhotonics Corp.	2,741	18
*	Arlo Technologies Inc.	3,179	18
*	Digi International Inc.	1,191	16
*	Zix Corp.	2,643	16
*	SMART Global Holdings Inc.	624	16
	VirnetX Holding Corp.	3,054	15
*	DSP Group Inc.	1,029	15
	Loral Space & Communications Inc.	620	15
*	Kimball Electronics Inc.	1,060	14
*	Benefitfocus Inc.	1,346	14
*	Turtle Beach Corp.	707	14
*	eGain Corp.	949	13
*	ShotSpotter Inc.	423	13
*	CalAmp Corp.	1,519	12
*	Avid Technology Inc.	1,512	12
*	Immersion Corp.	1,279	12
*	Ooma Inc.	868	12
*	Alpha & Omega Semiconductor Ltd.	864	12
	NVE Corp.	217	12
*	Ribbon Communications Inc.	2,678	11
*	Intelligent Systems Corp.	300	11
*	AXT Inc.	1,968	11
*	Atomera Inc.	858	11
*	CyberOptics Corp.	336	11
*	Red Violet Inc.	492	10
*	Powerfleet Inc.	1,798	10
*	Quantum Corp.	1,828	10
*	Akoustis Technologies Inc.	1,231	10
*	Veritone Inc.	1,157	10
*	Intevac Inc.	1,593	10
*	Resonant Inc.	3,462	9
*	Applied Optoelectronics Inc.	793	9
*	Genasys Inc.	1,844	9
*	Grid Dynamics Holdings Inc.	1,237	9
*	Clearfield Inc.	498	9
*	Asure Software Inc.	1,293	9
*	Iteris Inc.	1,854	8
	PCTEL Inc.	1,295	8
*	Digimarc Corp.	492	8
*	Intellicheck Inc.	1,228	8
*	GAN Ltd.	368	8
*	Synchronoss Technologies Inc.	1,706	8
*	Smith Micro Software Inc.	1,924	7
*	Majesco	460	7
	Daktronics Inc.	1,663	7
*	KVH Industries Inc.	798	7
*	Casa Systems Inc.	1,540	7
*	comScore Inc.	2,626	7
*	Telenav Inc.	1,416	7
	Bel Fuse Inc. Class B	501	6
*	GTY Technology Holdings Inc.	1,840	6
*	Pixelworks Inc.	2,633	6
*	Rimini Street Inc.	1,259	6
*	DZS Inc.	500	5
*	SecureWorks Corp. Class A	401	5
*	GSI Technology Inc.	789	5
*	Research Frontiers Inc.	1,617	4

45

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
*	ZoomInfo Technologies Inc. Class A	71	3
			492,797
Utilities (4.3%)
	Verizon Communications Inc.	207,322	12,288
	AT&T Inc.	356,252	10,620
	NextEra Energy Inc.	24,507	6,842
	Dominion Energy Inc.	41,754	3,275
*	T-Mobile US Inc.	27,592	3,219
	Duke Energy Corp.	36,534	2,935
	Southern Co.	52,503	2,740
	American Electric Power Co. Inc.	24,735	1,950
	Xcel Energy Inc.	26,457	1,838
	Sempra Energy	14,639	1,810
	Exelon Corp.	48,754	1,800
	WEC Energy Group Inc.	15,855	1,492
	Eversource Energy	16,788	1,439
	Public Service Enterprise Group Inc.	25,440	1,329
	American Water Works Co. Inc.	9,102	1,286
	Consolidated Edison Inc.	16,613	1,185
	DTE Energy Co.	9,561	1,135
	PPL Corp.	38,371	1,060
	Entergy Corp.	10,268	1,018
	Ameren Corp.	12,440	984
	Edison International	17,842	936
	CMS Energy Corp.	14,184	858
	FirstEnergy Corp.	26,991	772
	Alliant Energy Corp.	12,101	655
	Evergy Inc.	11,535	614
	Atmos Energy Corp.	6,042	603
	AES Corp.	33,120	588
	CenturyLink Inc.	54,260	583
	CenterPoint Energy Inc.	24,858	499
	Vistra Corp.	24,126	464
	Essential Utilities Inc.	10,863	462
*	PG&E Corp.	47,601	441
	NiSource Inc.	18,707	415
	Pinnacle West Capital Corp.	5,575	409
	NRG Energy Inc.	11,854	408
*	GCI Liberty Inc. Class A	4,966	401
	UGI Corp.	10,451	361
	OGE Energy Corp.	10,068	321
	IDACORP Inc.	2,441	219
	ONE Gas Inc.	2,709	201
	Hawaiian Electric Industries Inc.	5,508	191
	National Fuel Gas Co.	4,128	188
	Black Hills Corp.	3,136	176
	Brookfield Renewable Corp. Class A	3,392	173
	PNM Resources Inc.	3,864	169
	Portland General Electric Co.	4,369	167
*	Iridium Communications Inc.	5,870	164
	Southwest Gas Holdings Inc.	2,610	164
	New Jersey Resources Corp.	5,295	160
	Cogent Communications Holdings Inc.	2,162	145
	Spire Inc.	2,403	140
*	Vonage Holdings Corp.	11,979	137
	ALLETE Inc.	2,521	136
	American States Water Co.	1,784	136
	Avangrid Inc.	2,792	134
	Shenandoah Telecommunications Co.	2,352	130
	Avista Corp.	3,450	127
	NorthWestern Corp.	2,456	127
	Ormat Technologies Inc.	1,924	117
	Telephone and Data Systems Inc.	4,922	114
	MGE Energy Inc.	1,729	112

46

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

			Market
			Value
		Shares	($000)
	California Water Service Group	2,369	107
	South Jersey Industries Inc.	4,573	101
	Clearway Energy Inc.	3,521	90
*	8x8 Inc.	5,182	87
*	Evoqua Water Technologies Corp.	4,267	87
	SJW Group	1,325	83
	Brookfield Infrastructure Corp. Class A	1,649	82
	Northwest Natural Holding Co.	1,472	75
	Chesapeake Utilities Corp.	838	69
	Clearway Energy Inc. Class A	2,569	62
	Middlesex Water Co.	963	62
*	Sunnova Energy International Inc.	1,734	41
*	Cincinnati Bell Inc.	2,680	40
	Unitil Corp.	876	37
	ATN International Inc.	521	30
*	Anterix Inc.	690	30
	York Water Co.	583	27
*	Boingo Wireless Inc.	2,045	27
*	United States Cellular Corp.	720	26
*	Consolidated Communications Holdings Inc.	3,248	25
*	WideOpenWest Inc.	2,890	17
*	Pure Cycle Corp.	1,671	16
*	Cadiz Inc.	1,480	15
*	ORBCOMM Inc.	3,564	14
	Artesian Resources Corp. Class A	356	13
	Global Water Resources Inc.	1,129	12
*	Gogo Inc.	2,291	12
	Spok Holdings Inc.	888	10
*	Atlantic Power Corp.	4,607	10
	Consolidated Water Co. Ltd.	712	9
	RGC Resources Inc.	351	8
	Alaska Communications Systems Group Inc.	3,532	8
*,^	GTT Communications Inc.	1,485	7
	Genie Energy Ltd. Class B	824	7
	Spark Energy Inc. Class A	617	6
*	IDT Corp. Class B	759	5
			74,919
Total Common Stocks (Cost $1,226,073)			1,724,403

	Coupon
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4] Vanguard Market Liquidity Fund	0.147%		17,775	1,777

		Maturity	Face Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
[5] United States Cash Management Bill	0.116%	9/29/20	400	400
Total Temporary Cash Investments (Cost $2,177)				2,177
Total Investments (99.9%) (Cost $1,228,250)				1,726,580
Other Assets and Liabilities—Net (0.1%)				1,668
Net Assets (100%)				1,728,248

Cost is in $000.

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $483,000.
§	Security value determined using significant unobservable inputs.

47

Vanguard® Russell 3000 Index Fund

Schedule of Investments

August 31, 2020

1	“Other” represents securities that are not classified by the fund's benchmark index.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the value of this security represented 0.1% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $509,000 was received for securities on loan.
5	Securities with a value of $251,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

48

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All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18540 102020

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
	United States Treasury Note/Bond (Cost $14,263)	0.125%	8/15/23	14,290	14,279
Corporate Bonds (99.2%)
Finance (41.1%)
	Banking (32.7%)
	Ally Financial Inc.	4.125%	2/13/22	15,417	15,995
	Ally Financial Inc.	4.625%	5/19/22	6,405	6,741
	Ally Financial Inc.	3.875%	5/21/24	18,363	19,511
	Ally Financial Inc.	5.125%	9/30/24	20,279	22,687
	Ally Financial Inc.	4.625%	3/30/25	11,400	12,611
	Ally Financial Inc.	5.800%	5/1/25	500	578
	American Express Co.	3.700%	11/5/21	13,129	13,606
	American Express Co.	2.750%	5/20/22	35,042	36,357
	American Express Co.	2.500%	8/1/22	47,621	49,348
	American Express Co.	2.650%	12/2/22	31,444	32,978
	American Express Co.	3.400%	2/27/23	31,165	33,333
	American Express Co.	3.700%	8/3/23	20,058	21,833
	American Express Co.	3.400%	2/22/24	26,245	28,710
	American Express Co.	2.500%	7/30/24	16,349	17,445
	American Express Co.	3.000%	10/30/24	24,405	26,564
	American Express Co.	3.625%	12/5/24	9,342	10,379
	American Express Credit Corp.	2.700%	3/3/22	29,401	30,356
	Associated Bank NA	3.500%	8/13/21	4,740	4,857
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	17,791	18,281
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	8,542	8,880
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	23,197	24,326
	Australia & New Zealand Banking Group Ltd.	2.050%	11/21/22	5,291	5,489
	Banco Santander SA	3.500%	4/11/22	21,598	22,408
	Banco Santander SA	3.125%	2/23/23	15,049	15,820
	Banco Santander SA	3.848%	4/12/23	14,587	15,665
	Banco Santander SA	2.706%	6/27/24	29,238	31,066
	Banco Santander SA	2.746%	5/28/25	20,000	21,237
	Bancolombia SA	3.000%	1/29/25	13,895	14,156
1	BancorpSouth Bank	4.125%	11/20/29	825	826
	Bank of America Corp.	5.000%	5/13/21	466	480
	Bank of America Corp.	5.700%	1/24/22	12,002	12,867
	Bank of America Corp.	2.503%	10/21/22	7,461	7,639
	Bank of America Corp.	3.300%	1/11/23	42,253	44,972
1	Bank of America Corp.	3.124%	1/20/23	43,738	45,281
1	Bank of America Corp.	2.881%	4/24/23	24,176	25,052
1	Bank of America Corp.	2.816%	7/21/23	29,729	30,948
	Bank of America Corp.	4.100%	7/24/23	34,982	38,564
1	Bank of America Corp.	3.004%	12/20/23	114,451	120,325
	Bank of America Corp.	4.125%	1/22/24	50,959	56,781
1	Bank of America Corp.	3.550%	3/5/24	67,885	72,588
	Bank of America Corp.	4.000%	4/1/24	20,580	22,924
1	Bank of America Corp.	1.486%	5/19/24	9,150	9,374
1	Bank of America Corp.	3.864%	7/23/24	59,136	64,180
	Bank of America Corp.	4.200%	8/26/24	35,372	39,619
	Bank of America Corp.	4.000%	1/22/25	59,272	66,034
1	Bank of America Corp.	3.458%	3/15/25	55,529	60,657
	Bank of America Corp.	3.950%	4/21/25	57,694	64,890
	Bank of America Corp.	3.875%	8/1/25	21,668	24,674
1	Bank of America Corp.	3.093%	10/1/25	47,477	51,501
1	Bank of America Corp.	2.456%	10/22/25	36,290	38,398
1	Bank of America Corp.	3.366%	1/23/26	33,436	36,668
1	Bank of America Corp.	2.015%	2/13/26	43,387	45,130
	Bank of America Corp.	3.500%	4/19/26	500	566
1	Bank of America Corp.	1.319%	6/19/26	50,875	51,511
1	Bank of America NA	3.335%	1/25/23	6,278	6,529

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bank of Montreal	1.900%	8/27/21	32,032	32,555
	Bank of Montreal	2.900%	3/26/22	46,496	48,351
	Bank of Montreal	2.350%	9/11/22	19,516	20,316
	Bank of Montreal	2.050%	11/1/22	4,124	4,270
	Bank of Montreal	2.550%	11/6/22	10,783	11,272
	Bank of Montreal	3.300%	2/5/24	40,875	44,568
	Bank of Montreal	2.500%	6/28/24	8,406	8,985
	Bank of Montreal	1.850%	5/1/25	35,856	37,505
1	Bank of Montreal	4.338%	10/5/28	5,220	5,605
	Bank of New York Mellon Corp.	3.550%	9/23/21	9,567	9,865
	Bank of New York Mellon Corp.	2.600%	2/7/22	40,578	41,846
	Bank of New York Mellon Corp.	1.950%	8/23/22	25,773	26,619
	Bank of New York Mellon Corp.	1.850%	1/27/23	12,873	13,312
	Bank of New York Mellon Corp.	2.950%	1/29/23	16,653	17,645
	Bank of New York Mellon Corp.	3.500%	4/28/23	13,900	15,066
1	Bank of New York Mellon Corp.	2.661%	5/16/23	14,080	14,592
	Bank of New York Mellon Corp.	3.450%	8/11/23	19,304	21,041
	Bank of New York Mellon Corp.	2.200%	8/16/23	24,078	25,252
	Bank of New York Mellon Corp.	3.650%	2/4/24	9,989	11,013
	Bank of New York Mellon Corp.	3.400%	5/15/24	7,594	8,393
	Bank of New York Mellon Corp.	3.250%	9/11/24	8,263	9,103
	Bank of New York Mellon Corp.	2.100%	10/24/24	17,253	18,382
	Bank of New York Mellon Corp.	3.000%	2/24/25	9,981	10,986
	Bank of New York Mellon Corp.	1.600%	4/24/25	18,378	19,143
	Bank of Nova Scotia	2.700%	3/7/22	37,513	38,888
	Bank of Nova Scotia	2.450%	9/19/22	12,340	12,865
	Bank of Nova Scotia	2.000%	11/15/22	15,165	15,686
	Bank of Nova Scotia	2.375%	1/18/23	4,597	4,804
	Bank of Nova Scotia	1.950%	2/1/23	17,594	18,209
	Bank of Nova Scotia	1.625%	5/1/23	31,252	32,054
	Bank of Nova Scotia	3.400%	2/11/24	14,866	16,219
	Bank of Nova Scotia	2.200%	2/3/25	18,512	19,584
	Bank of Nova Scotia	1.300%	6/11/25	22,543	23,068
1	Bank of Nova Scotia	4.650%	12/31/49	4,050	3,984
	Bank One Corp.	7.750%	7/15/25	1,336	1,735
	Barclays Bank plc	2.650%	1/11/21	2	2
	Barclays Bank plc	1.700%	5/12/22	3,200	3,259
	Barclays Bank plc	3.750%	5/15/24	2,200	2,415
	Barclays plc	3.250%	1/12/21	20	20
	Barclays plc	3.200%	8/10/21	25,264	25,903
	Barclays plc	3.684%	1/10/23	31,125	32,252
1	Barclays plc	4.610%	2/15/23	37,080	38,981
1	Barclays plc	4.338%	5/16/24	33,889	36,642
	Barclays plc	4.375%	9/11/24	10,713	11,612
	Barclays plc	3.650%	3/16/25	34,439	37,494
1	Barclays plc	3.932%	5/7/25	31,754	34,428
1	Barclays plc	2.852%	5/7/26	45,680	48,195
	BBVA USA	2.875%	6/29/22	8,346	8,585
	BBVA USA	2.500%	8/27/24	11,130	11,479
	BBVA USA	3.875%	4/10/25	13,041	13,840
	BNP Paribas SA	3.250%	3/3/23	11,612	12,395
	BNP Paribas SA	4.250%	10/15/24	18,496	20,536
1,2	BNP Paribas SA	2.819%	11/19/25	2,000	2,126
	BPCE SA	2.750%	12/2/21	17,091	17,600
2	BPCE SA	3.000%	5/22/22	4,300	4,461
	BPCE SA	4.000%	4/15/24	32,088	35,707
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	23,607	24,497
	Canadian Imperial Bank of Commerce	0.950%	6/23/23	11,800	11,914
1	Canadian Imperial Bank of Commerce	2.606%	7/22/23	15,433	16,034
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	22,054	24,093
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	11,833	12,809
	Canadian Imperial Bank of Commerce	2.250%	1/28/25	12,655	13,407
1	Capital One Bank USA NA	2.014%	1/27/23	9,980	10,148
	Capital One Bank USA NA	3.375%	2/15/23	29,295	30,970

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Capital One Financial Corp.	3.050%	3/9/22	27,247	28,201
	Capital One Financial Corp.	3.200%	1/30/23	14,906	15,753
	Capital One Financial Corp.	2.600%	5/11/23	34,401	36,069
	Capital One Financial Corp.	3.500%	6/15/23	29,968	32,115
	Capital One Financial Corp.	3.900%	1/29/24	20,240	22,040
	Capital One Financial Corp.	3.750%	4/24/24	18,293	20,025
	Capital One Financial Corp.	3.300%	10/30/24	22,083	24,016
	Capital One Financial Corp.	3.200%	2/5/25	33,963	37,030
	Capital One Financial Corp.	4.250%	4/30/25	7,698	8,790
	Capital One NA	2.150%	9/6/22	2,488	2,562
	Citibank NA	3.650%	1/23/24	36,846	40,518
	Citigroup Inc.	2.350%	8/2/21	39,133	39,863
	Citigroup Inc.	2.900%	12/8/21	57,578	59,289
	Citigroup Inc.	4.500%	1/14/22	40,087	42,338
	Citigroup Inc.	2.750%	4/25/22	45,337	46,976
	Citigroup Inc.	4.050%	7/30/22	16,619	17,670
	Citigroup Inc.	2.700%	10/27/22	17,796	18,596
1	Citigroup Inc.	2.312%	11/4/22	22,534	22,956
1	Citigroup Inc.	3.142%	1/24/23	48,728	50,314
	Citigroup Inc.	3.375%	3/1/23	7,580	8,100
	Citigroup Inc.	3.500%	5/15/23	22,861	24,516
1	Citigroup Inc.	2.876%	7/24/23	51,406	53,575
	Citigroup Inc.	3.875%	10/25/23	13,912	15,283
1	Citigroup Inc.	1.678%	5/15/24	15,800	16,155
1	Citigroup Inc.	4.044%	6/1/24	36,517	39,745
	Citigroup Inc.	3.750%	6/16/24	15,164	16,788
	Citigroup Inc.	4.000%	8/5/24	6,326	7,009
	Citigroup Inc.	3.875%	3/26/25	21,643	24,053
1	Citigroup Inc.	3.352%	4/24/25	46,794	50,717
	Citigroup Inc.	3.300%	4/27/25	22,991	25,520
	Citigroup Inc.	4.400%	6/10/25	33,089	37,711
1	Citigroup Inc.	3.106%	4/8/26	48,100	52,228
	Citizens Bank NA	2.650%	5/26/22	13,241	13,690
	Citizens Bank NA	3.700%	3/29/23	16,137	17,334
	Citizens Bank NA	3.250%	2/14/22	16,321	16,935
	Citizens Bank NA	2.250%	4/28/25	3,080	3,270
	Comerica Bank	2.500%	7/23/24	9,289	9,917
	Comerica Bank	4.000%	7/27/25	4,022	4,454
	Comerica Inc.	3.700%	7/31/23	18,627	20,199
2	Commonwealth Bank of Australia	2.750%	3/10/22	3,500	3,627
2	Commonwealth Bank of Australia	3.450%	3/16/23	4,000	4,295
2	Commonwealth Bank of Australia	3.350%	6/4/24	2,350	2,577
	Cooperatieve Rabobank UA	3.125%	4/26/21	4,150	4,228
	Cooperatieve Rabobank UA	2.750%	1/10/22	23,425	24,128
	Cooperatieve Rabobank UA	3.875%	2/8/22	68,502	71,991
	Cooperatieve Rabobank UA	3.950%	11/9/22	11,763	12,541
	Cooperatieve Rabobank UA	2.750%	1/10/23	21,995	23,121
	Cooperatieve Rabobank UA	4.625%	12/1/23	24,996	27,814
	Cooperatieve Rabobank UA	3.375%	5/21/25	9,557	10,645
	Cooperatieve Rabobank UA	4.375%	8/4/25	24,978	28,431
	Credit Suisse AG	3.000%	10/29/21	49,931	51,477
	Credit Suisse AG	2.100%	11/12/21	33,276	33,986
	Credit Suisse AG	3.625%	9/9/24	54,186	60,427
	Credit Suisse AG/New York NY	2.800%	4/8/22	13,850	14,387
	Credit Suisse AG/New York NY	1.000%	5/5/23	19,093	19,363
	Credit Suisse AG/New York NY	2.950%	4/9/25	42,800	46,885
2	Credit Suisse Group AG	3.574%	1/9/23	7,175	7,450
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	29,117	30,900
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	25,660	27,685
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	35,179	38,879
	Deutsche Bank AG	4.250%	10/14/21	48,978	50,619
	Deutsche Bank AG	3.300%	11/16/22	10,580	10,937
	Deutsche Bank AG	3.950%	2/27/23	16,710	17,650
	Deutsche Bank AG	3.700%	5/30/24	30,865	32,910

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Deutsche Bank AG	3.700%	5/30/24	6,742	7,163
	Deutsche Bank AG	5.000%	2/14/22	15,664	16,427
1	Deutsche Bank AG	3.961%	11/26/25	25,095	26,894
	Discover Bank	3.200%	8/9/21	8,062	8,247
	Discover Bank	3.350%	2/6/23	17,328	18,394
	Discover Bank	4.200%	8/8/23	22,667	24,959
	Discover Bank	2.450%	9/12/24	12,780	13,523
1	Discover Bank	4.682%	8/9/28	11,761	12,300
	Discover Financial Services	5.200%	4/27/22	7,353	7,866
	Discover Financial Services	3.850%	11/21/22	14,136	15,079
	Discover Financial Services	3.950%	11/6/24	10,880	11,926
	Discover Financial Services	3.750%	3/4/25	9,950	10,843
	Fifth Third Bancorp	3.500%	3/15/22	12,534	13,081
	Fifth Third Bancorp	2.600%	6/15/22	9,930	10,280
	Fifth Third Bancorp	1.625%	5/5/23	10,162	10,419
	Fifth Third Bancorp	4.300%	1/16/24	15,660	17,267
	Fifth Third Bancorp	3.650%	1/25/24	37,733	41,266
	Fifth Third Bancorp	2.375%	1/28/25	5,018	5,326
	Fifth Third Bank	2.875%	10/1/21	15,936	16,320
	Fifth Third Bank	3.950%	7/28/25	10,804	12,434
	Fifth Third Bank	1.800%	1/30/23	11,420	11,752
	First Horizon National Corp.	3.550%	5/26/23	4,660	4,905
	First Horizon National Corp.	4.000%	5/26/25	9,273	10,099
	First Niagara Financial Group Inc.	7.250%	12/15/21	418	451
	First Republic Bank	2.500%	6/6/22	6,663	6,848
1	First Republic Bank	1.912%	2/12/24	10,700	11,021
	FNB Corp.	2.200%	2/24/23	3,891	3,907
	Goldman Sachs Group Inc.	2.350%	11/15/21	33,464	33,588
	Goldman Sachs Group Inc.	5.750%	1/24/22	95,610	102,645
	Goldman Sachs Group Inc.	3.000%	4/26/22	37,540	38,127
1	Goldman Sachs Group Inc.	2.876%	10/31/22	66,686	68,365
	Goldman Sachs Group Inc.	3.625%	1/22/23	29,920	32,085
	Goldman Sachs Group Inc.	3.200%	2/23/23	26,829	28,539
1	Goldman Sachs Group Inc.	2.908%	6/5/23	40,259	41,857
1	Goldman Sachs Group Inc.	2.905%	7/24/23	45,992	47,967
	Goldman Sachs Group Inc.	3.625%	2/20/24	42,095	45,949
	Goldman Sachs Group Inc.	4.000%	3/3/24	44,567	49,335
	Goldman Sachs Group Inc.	3.850%	7/8/24	46,025	50,836
	Goldman Sachs Group Inc.	3.500%	1/23/25	58,054	63,822
	Goldman Sachs Group Inc.	3.500%	4/1/25	85,930	95,096
	Goldman Sachs Group Inc.	3.750%	5/22/25	11,406	12,723
1	Goldman Sachs Group Inc.	3.272%	9/29/25	17,370	18,904
	HSBC Holdings plc	2.650%	1/5/22	1,300	1,336
	HSBC Holdings plc	4.000%	3/30/22	18,133	19,112
1	HSBC Holdings plc	3.262%	3/13/23	62,030	64,455
	HSBC Holdings plc	3.600%	5/25/23	33,568	36,085
1	HSBC Holdings plc	3.033%	11/22/23	15,082	15,780
	HSBC Holdings plc	4.250%	3/14/24	46,255	50,473
1	HSBC Holdings plc	3.950%	5/18/24	21,915	23,649
1	HSBC Holdings plc	3.803%	3/11/25	56,238	60,932
	HSBC Holdings plc	4.250%	8/18/25	27,374	30,283
1	HSBC Holdings plc	2.633%	11/7/25	16,865	17,676
1	HSBC Holdings plc	1.645%	4/18/26	23,000	23,191
1	HSBC Holdings plc	2.099%	6/4/26	55,438	56,616
	HSBC USA Inc.	3.500%	6/23/24	20,657	22,614
	Huntington Bancshares Inc.	2.300%	1/14/22	30,736	31,475
	Huntington Bancshares Inc.	2.625%	8/6/24	15,961	17,056
	Huntington Bancshares Inc.	4.000%	5/15/25	1,300	1,479
	Huntington National Bank	3.125%	4/1/22	9,210	9,576
	Huntington National Bank	2.500%	8/7/22	9,374	9,741
	Huntington National Bank	1.800%	2/3/23	13,746	14,141
	Huntington National Bank	3.550%	10/6/23	12,143	13,232
	ING Groep NV	3.150%	3/29/22	26,231	27,249
	ING Groep NV	4.100%	10/2/23	21,318	23,478

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	ING Groep NV	3.550%	4/9/24	22,105	24,240
2	Intesa Sanpaolo SPA	3.375%	1/12/23	2,800	2,911
	Intesa Sanpaolo SPA	5.250%	1/12/24	9,542	10,620
	JPMorgan Chase & Co.	4.500%	1/24/22	63,562	67,222
	JPMorgan Chase & Co.	3.250%	9/23/22	43,108	45,587
	JPMorgan Chase & Co.	2.972%	1/15/23	44,438	46,006
	JPMorgan Chase & Co.	3.200%	1/25/23	22,193	23,635
1	JPMorgan Chase & Co.	3.207%	4/1/23	33,879	35,331
1	JPMorgan Chase & Co.	2.776%	4/25/23	39,326	40,797
	JPMorgan Chase & Co.	3.375%	5/1/23	46,323	49,554
	JPMorgan Chase & Co.	2.700%	5/18/23	44,054	46,513
	JPMorgan Chase & Co.	3.875%	2/1/24	25,158	27,795
1	JPMorgan Chase & Co.	3.559%	4/23/24	41,818	44,881
	JPMorgan Chase & Co.	3.625%	5/13/24	35,379	39,005
1	JPMorgan Chase & Co.	1.514%	6/1/24	21,320	21,746
1	JPMorgan Chase & Co.	3.797%	7/23/24	35,131	38,175
	JPMorgan Chase & Co.	3.875%	9/10/24	38,201	42,515
1	JPMorgan Chase & Co.	4.023%	12/5/24	45,015	49,700
	JPMorgan Chase & Co.	3.125%	1/23/25	40,482	44,165
1	JPMorgan Chase & Co.	3.220%	3/1/25	51,500	55,635
	JPMorgan Chase & Co.	3.900%	7/15/25	22,325	25,418
1	JPMorgan Chase & Co.	2.301%	10/15/25	31,830	33,501
1	JPMorgan Chase & Co.	2.005%	3/13/26	55,558	57,989
1	JPMorgan Chase & Co.	2.083%	4/22/26	88,045	92,350
	JPMorgan Chase & Co.	4.125%	12/15/26	10,000	11,650
	KeyBank NA	2.500%	11/22/21	15,219	15,617
	KeyBank NA	2.400%	6/9/22	6,044	6,246
	KeyBank NA	2.300%	9/14/22	17,523	18,166
	KeyBank NA	3.375%	3/7/23	10,440	11,146
	KeyBank NA	3.300%	6/1/25	5,185	5,799
1	KeyBank NA	3.180%	10/15/27	4,775	4,937
	KeyBank NA	3.300%	2/1/22	10,142	10,556
	KeyBank NA	1.250%	3/10/23	13,555	13,819
	Lloyds Bank plc	6.375%	1/21/21	14,860	15,176
	Lloyds Bank plc	2.250%	8/14/22	1,600	1,654
	Lloyds Banking Group plc	3.100%	7/6/21	17,644	17,997
	Lloyds Banking Group plc	3.000%	1/11/22	29,317	30,305
1	Lloyds Banking Group plc	2.858%	3/17/23	34,613	35,749
1	Lloyds Banking Group plc	1.326%	6/15/23	15,900	15,999
	Lloyds Banking Group plc	4.050%	8/16/23	31,751	34,741
1	Lloyds Banking Group plc	2.907%	11/7/23	28,145	29,376
	Lloyds Banking Group plc	3.900%	3/12/24	15,640	17,183
	Lloyds Banking Group plc	4.500%	11/4/24	23,056	25,397
	Lloyds Banking Group plc	4.450%	5/8/25	4,778	5,471
1	Lloyds Banking Group plc	3.870%	7/9/25	30,612	33,697
1	Lloyds Banking Group plc	2.438%	2/5/26	20,250	21,263
	M&T Bank Corp.	3.550%	7/26/23	13,860	15,069
	Manufacturers & Traders Trust Co.	2.625%	1/25/21	8,552	8,634
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	12,199	12,613
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	5,922	6,481
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	13,396	13,636
	Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	22,184	22,987
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	24,342	25,349
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	17,990	18,715
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	38,007	39,477
	Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	29,941	32,014
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	45,708	49,717
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	10,700	11,250
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	39,953	43,502
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	24,810	26,607
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	44,439	46,702
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	37,740	38,474
	Mizuho Financial Group Inc.	2.273%	9/13/21	23,800	24,218
	Mizuho Financial Group Inc.	2.953%	2/28/22	27,303	28,303

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Mizuho Financial Group Inc.	2.601%	9/11/22	18,295	19,026
	Mizuho Financial Group Inc.	3.549%	3/5/23	13,536	14,485
1	Mizuho Financial Group Inc.	2.721%	7/16/23	7,580	7,854
1	Mizuho Financial Group Inc.	1.241%	7/10/24	8,800	8,886
1	Mizuho Financial Group Inc.	3.922%	9/11/24	24,675	26,710
1	Mizuho Financial Group Inc.	2.839%	7/16/25	16,504	17,463
1	Mizuho Financial Group Inc.	2.555%	9/13/25	9,825	10,324
1	Mizuho Financial Group Inc.	2.226%	5/25/26	2,800	2,926
	Morgan Stanley	5.750%	1/25/21	28	28
	Morgan Stanley	2.625%	11/17/21	50,872	52,245
	Morgan Stanley	2.750%	5/19/22	41,196	42,805
	Morgan Stanley	4.875%	11/1/22	34,674	37,686
	Morgan Stanley	3.125%	1/23/23	37,112	39,342
	Morgan Stanley	3.750%	2/25/23	56,470	60,941
	Morgan Stanley	4.100%	5/22/23	47,895	52,050
1	Morgan Stanley	3.737%	4/24/24	59,413	64,082
	Morgan Stanley	3.875%	4/29/24	52,225	57,987
	Morgan Stanley	3.700%	10/23/24	52,128	58,271
1	Morgan Stanley	2.720%	7/22/25	28,289	30,236
	Morgan Stanley	4.000%	7/23/25	44,904	51,383
	Morgan Stanley	5.000%	11/24/25	7,800	9,220
1	Morgan Stanley	2.188%	4/28/26	58,115	61,101
	MUFG Americas Holdings Corp.	3.500%	6/18/22	4,504	4,739
	MUFG Americas Holdings Corp.	3.000%	2/10/25	9,341	10,053
	MUFG Union Bank NA	3.150%	4/1/22	32,575	33,886
	MUFG Union Bank NA	2.100%	12/9/22	10,398	10,761
	National Australia Bank Ltd.	2.625%	1/14/21	30	30
	National Australia Bank Ltd.	3.375%	9/20/21	13,486	13,907
	National Australia Bank Ltd.	3.700%	11/4/21	14,621	15,187
	National Australia Bank Ltd.	2.800%	1/10/22	16,898	17,468
	National Australia Bank Ltd.	2.500%	5/22/22	12,521	12,974
	National Australia Bank Ltd.	3.000%	1/20/23	12,808	13,559
	National Australia Bank Ltd.	2.875%	4/12/23	8,972	9,523
	National Australia Bank Ltd.	3.625%	6/20/23	16,880	18,315
	National Australia Bank Ltd.	1.875%	12/13/22	3,890	4,000
	National Bank of Canada	2.100%	2/1/23	23,980	24,851
1	National Bank of Canada	0.900%	8/15/23	7,000	7,018
	Natwest Group PLC	6.125%	12/15/22	15,233	16,720
1	Natwest Group PLC	3.498%	5/15/23	27,051	28,199
	Natwest Group PLC	6.100%	6/10/23	27,935	30,906
	Natwest Group PLC	3.875%	9/12/23	54,394	59,023
	Natwest Group PLC	6.000%	12/19/23	39,044	43,933
1	Natwest Group PLC	2.359%	5/22/24	17,400	18,001
1	Natwest Group PLC	4.519%	6/25/24	26,661	29,035
1	Natwest Group PLC	4.269%	3/22/25	26,869	29,457
1	New York Community Bancorp Inc.	5.900%	11/6/28	4,530	4,651
	Northern Trust Corp.	2.375%	8/2/22	6,605	6,876
	People's United Bank NA	4.000%	7/15/24	8,187	8,757
	People's United Financial Inc.	3.650%	12/6/22	6,245	6,632
	PNC Bank NA	2.550%	12/9/21	20,585	21,059
	PNC Bank NA	2.625%	2/17/22	34,837	35,820
	PNC Bank NA	2.450%	7/28/22	10,915	11,311
	PNC Bank NA	2.700%	11/1/22	16,073	16,785
1	PNC Bank NA	2.028%	12/9/22	16,590	16,900
	PNC Bank NA	2.950%	1/30/23	6,510	6,862
1	PNC Bank NA	1.743%	2/24/23	5,500	5,604
	PNC Bank NA	3.500%	6/8/23	7,937	8,572
	PNC Bank NA	3.800%	7/25/23	17,960	19,554
	PNC Bank NA	3.300%	10/30/24	9,954	11,034
	PNC Bank NA	2.950%	2/23/25	6,680	7,318
	PNC Bank NA	3.250%	6/1/25	9,009	10,054
	PNC Financial Services Group Inc.	2.854%	11/9/22	11,355	11,957
	PNC Financial Services Group Inc.	3.500%	1/23/24	23,544	25,719
	PNC Financial Services Group Inc.	3.900%	4/29/24	21,283	23,589

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	PNC Financial Services Group Inc.	2.200%	11/1/24	8,379	8,925
	PNC Funding Corp.	3.300%	3/8/22	24,433	25,466
	Regions Financial Corp.	2.750%	8/14/22	12,166	12,667
	Regions Financial Corp.	3.800%	8/14/23	17,006	18,545
	Regions Financial Corp.	2.250%	5/18/25	12,904	13,696
	Royal Bank of Canada	2.500%	1/19/21	16	16
	Royal Bank of Canada	2.750%	2/1/22	15,391	15,932
	Royal Bank of Canada	2.800%	4/29/22	24,544	25,525
	Royal Bank of Canada	1.950%	1/17/23	16,155	16,723
	Royal Bank of Canada	1.600%	4/17/23	21,162	21,770
	Royal Bank of Canada	3.700%	10/5/23	34,734	38,129
	Royal Bank of Canada	2.550%	7/16/24	16,420	17,617
	Royal Bank of Canada	2.250%	11/1/24	35,786	37,995
	Royal Bank of Canada	1.150%	6/10/25	34,000	34,505
	Royal Bank of Scotland Group plc	5.125%	5/28/24	32,251	35,596
1	Royal Bank of Scotland Group plc	3.754%	11/1/29	14,009	14,762
	Santander Holdings USA Inc.	4.450%	12/3/21	10,940	11,365
	Santander Holdings USA Inc.	3.700%	3/28/22	4,218	4,381
	Santander Holdings USA Inc.	3.400%	1/18/23	15,040	15,755
	Santander Holdings USA Inc.	3.500%	6/7/24	12,706	13,633
	Santander Holdings USA Inc.	3.450%	6/2/25	4,586	4,942
	Santander Holdings USA Inc.	4.500%	7/17/25	14,593	16,111
	Santander Holdings USA Inc.	3.244%	10/5/26	27,519	29,170
	Santander UK Group Holdings plc	3.571%	1/10/23	16,234	16,803
1	Santander UK Group Holdings plc	3.373%	1/5/24	12,530	13,123
1	Santander UK Group Holdings plc	4.796%	11/15/24	27,117	30,068
1	Santander UK Group Holdings plc	1.532%	8/21/26	16,000	16,008
	Santander UK plc	3.750%	11/15/21	18,970	19,682
	Santander UK plc	2.100%	1/13/23	21,588	22,263
	Santander UK plc	4.000%	3/13/24	18,423	20,406
	Santander UK plc	2.875%	6/18/24	10,961	11,776
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	16,477	16,704
	Skandinaviska Enskilda Banken AB	2.800%	3/11/22	6,686	6,920
1,2	Standard Chartered plc	2.819%	1/30/26	2,000	2,085
1,2	State Street Corp.	2.825%	3/30/23	6,130	6,345
1	State Street Corp.	2.653%	5/15/23	22,046	22,895
	State Street Corp.	3.100%	5/15/23	19,274	20,609
	State Street Corp.	3.700%	11/20/23	9,979	11,020
1	State Street Corp.	3.776%	12/3/24	16,078	17,709
	State Street Corp.	3.300%	12/16/24	20,275	22,615
	State Street Corp.	3.550%	8/18/25	17,817	20,252
1	State Street Corp.	2.354%	11/1/25	16,144	17,193
1,2	State Street Corp.	2.901%	3/30/26	13,336	14,553
	Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	13,267	13,945
	Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	3,890	4,099
	Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	7,975	8,703
	Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	5,960	6,551
	Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	7,475	8,161
	Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	992	1,119
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	41,545	42,481
	Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	20,142	20,771
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	41,837	43,564
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	21,999	23,019
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	11,253	11,899
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	14,933	16,237
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	14,097	15,489
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	38,786	41,453
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	17,273	18,362
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	18,787	19,900
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	28,565	29,215
	SVB Financial Group	3.500%	1/29/25	1,546	1,664
	Svenska Handelsbanken AB	1.875%	9/7/21	22,811	23,180
	Svenska Handelsbanken AB	3.900%	11/20/23	15,611	17,309
	Synchrony Bank	3.000%	6/15/22	15,059	15,509

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Synchrony Financial	2.850%	7/25/22	10,743	10,918
	Synchrony Financial	4.375%	3/19/24	21,183	22,737
	Synchrony Financial	4.250%	8/15/24	22,177	23,880
	Synchrony Financial	4.500%	7/23/25	14,632	15,926
1	Synovus Bank	2.289%	2/10/23	7,300	7,409
	Synovus Financial Corp.	3.125%	11/1/22	4,733	4,891
	Toronto-Dominion Bank	1.900%	12/1/22	21,318	22,042
	Toronto-Dominion Bank	0.750%	6/12/23	10,715	10,818
	Toronto-Dominion Bank	3.500%	7/19/23	33,870	36,925
	Toronto-Dominion Bank	3.250%	3/11/24	27,276	29,798
	Toronto-Dominion Bank	2.650%	6/12/24	21,415	23,019
	Toronto-Dominion Bank	1.150%	6/12/25	29,075	29,727
1	Truist Bank	3.525%	10/26/21	2,983	2,995
	Truist Bank	2.625%	1/15/22	16,193	16,658
	Truist Bank	2.800%	5/17/22	24,162	25,128
	Truist Bank	2.450%	8/1/22	14,193	14,744
1	Truist Bank	3.502%	8/2/22	9,662	9,933
	Truist Bank	3.000%	2/2/23	10,182	10,772
	Truist Bank	1.250%	3/9/23	12,910	13,158
	Truist Bank	2.750%	5/1/23	13,392	14,157
	Truist Bank	3.200%	4/1/24	39,023	42,440
1	Truist Bank	3.689%	8/2/24	12,383	13,483
	Truist Bank	2.150%	12/6/24	36,474	38,723
	Truist Bank	1.500%	3/10/25	24,716	25,578
1	Truist Bank	2.636%	9/17/29	737	758
	Truist Financial Corp.	3.200%	9/3/21	10,064	10,327
	Truist Financial Corp.	2.700%	1/27/22	17,978	18,530
	Truist Financial Corp.	3.950%	3/22/22	8,562	8,978
	Truist Financial Corp.	2.750%	4/1/22	23,120	23,931
	Truist Financial Corp.	3.050%	6/20/22	30,076	31,409
	Truist Financial Corp.	2.200%	3/16/23	5,000	5,210
	Truist Financial Corp.	3.750%	12/6/23	14,155	15,593
	Truist Financial Corp.	2.500%	8/1/24	21,599	23,073
	Truist Financial Corp.	2.850%	10/26/24	6,500	7,104
	Truist Financial Corp.	4.000%	5/1/25	20,850	23,784
	Truist Financial Corp.	3.700%	6/5/25	7,383	8,404
	Truist Financial Corp.	1.200%	8/5/25	7,025	7,185
	US Bancorp	2.625%	1/24/22	34,867	35,892
	US Bancorp	3.000%	3/15/22	10,794	11,219
	US Bancorp	2.950%	7/15/22	14,573	15,228
	US Bancorp	3.700%	1/30/24	17,678	19,489
	US Bancorp	3.375%	2/5/24	38,724	42,320
	US Bancorp	2.400%	7/30/24	20,513	21,850
	US Bancorp	3.600%	9/11/24	15,125	16,796
	US Bancorp	1.450%	5/12/25	14,639	15,169
	US Bank NA	2.850%	1/23/23	10,700	11,306
	US Bank NA	3.400%	7/24/23	14,100	15,281
	US Bank NA	2.800%	1/27/25	31,577	34,394
	US Bank NA	3.450%	11/16/21	9,507	9,844
	US Bank NA	1.800%	1/21/22	12,350	12,614
	US Bank NA	2.650%	5/23/22	24,350	25,295
	US Bank NA	1.950%	1/9/23	16,174	16,741
	US Bank NA	2.050%	1/21/25	15,982	16,934
	Wells Fargo & Co.	3.000%	1/22/21	11	11
	Wells Fargo & Co.	3.500%	3/8/22	40,544	42,419
	Wells Fargo & Co.	2.625%	7/22/22	63,522	66,067
	Wells Fargo & Co.	3.069%	1/24/23	73,801	76,377
	Wells Fargo & Co.	3.450%	2/13/23	40,443	42,972
	Wells Fargo & Co.	4.125%	8/15/23	20,018	21,882
	Wells Fargo & Co.	4.480%	1/16/24	9,906	10,992
	Wells Fargo & Co.	3.750%	1/24/24	46,329	50,604
1	Wells Fargo & Co.	1.654%	6/2/24	42,900	43,812
	Wells Fargo & Co.	3.300%	9/9/24	42,894	46,954
	Wells Fargo & Co.	3.000%	2/19/25	59,031	63,849

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
1	Wells Fargo & Co.	2.406%	10/30/25	54,354	57,256
1	Wells Fargo & Co.	2.164%	2/11/26	40,566	42,163
1	Wells Fargo & Co.	2.188%	4/30/26	74,998	78,373
	Wells Fargo Bank NA	3.625%	10/22/21	51,591	53,393
1	Wells Fargo Bank NA	2.082%	9/9/22	27,744	28,172
	Wells Fargo Bank NA	3.550%	8/14/23	38,498	41,800
	Westpac Banking Corp.	2.000%	8/19/21	14,461	14,703
	Westpac Banking Corp.	2.800%	1/11/22	15,082	15,591
	Westpac Banking Corp.	2.500%	6/28/22	26,844	27,913
	Westpac Banking Corp.	2.750%	1/11/23	20,931	22,056
	Westpac Banking Corp.	2.000%	1/13/23	9,931	10,261
	Westpac Banking Corp.	3.650%	5/15/23	17,551	19,048
	Westpac Banking Corp.	3.300%	2/26/24	22,420	24,427
	Westpac Banking Corp.	2.350%	2/19/25	23,248	24,802
	Westpac Banking Corp.	2.850%	5/13/26	10,000	11,079
1	Westpac Banking Corp.	2.894%	2/4/30	31,999	32,723
	Brokerage (1.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	5,374	5,917
	Affiliated Managers Group Inc.	3.500%	8/1/25	8,262	9,035
	Ameriprise Financial Inc.	3.000%	3/22/22	13,333	13,849
	Ameriprise Financial Inc.	4.000%	10/15/23	9,114	10,082
	Ameriprise Financial Inc.	3.700%	10/15/24	11,148	12,441
	Ameriprise Financial Inc.	3.000%	4/2/25	11,355	12,446
	BGC Partners Inc.	5.375%	7/24/23	8,624	9,060
	BGC Partners Inc.	3.750%	10/1/24	5,090	5,094
	BlackRock Inc.	3.375%	6/1/22	8,430	8,862
	BlackRock Inc.	3.500%	3/18/24	20,739	22,856
	Brookfield Asset Management Inc.	4.000%	1/15/25	6,943	7,729
	Brookfield Finance LLC	4.000%	4/1/24	13,944	15,378
	Charles Schwab Corp.	3.225%	9/1/22	1,500	1,592
	Charles Schwab Corp.	2.650%	1/25/23	14,411	15,173
	Charles Schwab Corp.	3.550%	2/1/24	13,452	14,748
	Charles Schwab Corp.	3.000%	3/10/25	7,495	8,199
	Charles Schwab Corp.	4.200%	3/24/25	4,425	5,108
	Charles Schwab Corp.	3.850%	5/21/25	12,351	14,144
	CME Group Inc.	3.000%	9/15/22	13,703	14,417
	CME Group Inc.	3.000%	3/15/25	12,542	13,775
	E*TRADE Financial Corp.	2.950%	8/24/22	10,571	11,041
	Eaton Vance Corp.	3.625%	6/15/23	4,680	4,951
	Franklin Resources Inc.	2.800%	9/15/22	5,033	5,253
	Franklin Resources Inc.	2.850%	3/30/25	7,038	7,660
	Intercontinental Exchange Inc.	2.350%	9/15/22	11,034	11,439
	Intercontinental Exchange Inc.	0.700%	6/15/23	17,000	17,109
	Intercontinental Exchange Inc.	3.450%	9/21/23	7,860	8,529
	Intercontinental Exchange Inc.	4.000%	10/15/23	13,268	14,795
	Invesco Finance plc	3.125%	11/30/22	10,581	11,190
	Invesco Finance plc	4.000%	1/30/24	11,013	12,059
	Janus Capital Group Inc.	4.875%	8/1/25	5,065	5,747
	Jefferies Financial Group Inc.	5.500%	10/18/23	12,891	14,194
	Jefferies Group LLC	5.125%	1/20/23	9,496	10,384
	Lazard Group LLC	3.750%	2/13/25	6,833	7,367
	Nasdaq Inc.	4.250%	6/1/24	7,460	8,347
	Nomura Holdings Inc.	2.648%	1/16/25	29,186	30,748
	Nomura Holdings Inc.	1.851%	7/16/25	25,700	26,144
	Stifel Financial Corp.	4.250%	7/18/24	5,837	6,445
	TD Ameritrade Holding Corp.	2.950%	4/1/22	13,325	13,791
	TD Ameritrade Holding Corp.	3.750%	4/1/24	8,258	9,154
	TD Ameritrade Holding Corp.	3.625%	4/1/25	8,542	9,610
	Finance Companies (1.4%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	10/1/21	11,437	11,752
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	12/16/21	10,240	10,420

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	22,743	22,926
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	13,443	13,512
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	11,472	11,745
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	14,227	14,126
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125%	7/3/23	13,460	13,644
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	9/15/23	14,900	15,325
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	19,626	20,133
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	2.875%	8/14/24	11,385	10,896
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	7,821	7,585
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500%	7/15/25	22,033	23,913
	Air Lease Corp.	3.500%	1/15/22	8,577	8,760
	Air Lease Corp.	3.750%	2/1/22	11,775	12,008
	Air Lease Corp.	2.625%	7/1/22	12,531	12,626
	Air Lease Corp.	2.250%	1/15/23	1,507	1,509
	Air Lease Corp.	2.750%	1/15/23	11,978	12,041
	Air Lease Corp.	3.875%	7/3/23	10,195	10,524
	Air Lease Corp.	3.000%	9/15/23	12,950	12,989
	Air Lease Corp.	4.250%	2/1/24	17,821	18,629
	Air Lease Corp.	4.250%	9/15/24	9,742	10,117
	Air Lease Corp.	2.300%	2/1/25	13,183	12,918
	Air Lease Corp.	3.250%	3/1/25	10,352	10,480
	Air Lease Corp.	3.375%	7/1/25	17,000	17,283
	Aircastle Ltd.	5.500%	2/15/22	7,420	7,568
	Aircastle Ltd.	5.000%	4/1/23	6,707	6,741
	Aircastle Ltd.	4.400%	9/25/23	20,016	19,741
	Aircastle Ltd.	4.125%	5/1/24	5,159	4,991
	Ares Capital Corp.	3.625%	1/19/22	11,860	12,151
	Ares Capital Corp.	3.500%	2/10/23	12,227	12,467
	Ares Capital Corp.	4.200%	6/10/24	13,968	14,370
	Ares Capital Corp.	4.250%	3/1/25	12,943	13,267
	Ares Capital Corp.	3.250%	7/15/25	11,274	11,175
	FS KKR Capital Corp.	4.750%	5/15/22	7,565	7,688
	FS KKR Capital Corp.	4.625%	7/15/24	8,610	8,653
	FS KKR Capital Corp.	4.125%	2/1/25	8,400	8,334
	GATX Corp.	3.900%	3/30/23	1,775	1,875
	GATX Corp.	4.350%	2/15/24	5,433	5,927
	GATX Corp.	3.250%	3/30/25	2,008	2,128
2	GE Capital Funding LLC	3.450%	5/15/25	23,580	24,976
	Goldman Sachs BDC Inc.	3.750%	2/10/25	7,600	7,989
	International Lease Finance Corp.	5.875%	8/15/22	13,222	14,296
	Main Street Capital Corp.	5.200%	5/1/24	6,868	7,134
	Oaktree Specialty Lending Corp.	3.500%	2/25/25	5,770	5,793
	Owl Rock Capital Corp.	5.250%	4/15/24	6,650	7,024
	Owl Rock Capital Corp.	4.000%	3/30/25	7,955	8,028
	Owl Rock Capital Corp.	3.750%	7/22/25	8,758	8,727
	Prospect Capital Corp.	5.875%	3/15/23	5,564	5,805
	Sixth Street Specialty Lending Inc.	3.875%	11/1/24	5,163	5,181
	Insurance (3.3%)
	Aetna Inc.	2.750%	11/15/22	17,596	18,341
	Aetna Inc.	2.800%	6/15/23	14,239	15,055
	Aetna Inc.	3.500%	11/15/24	13,924	15,314
	Aflac Inc.	3.625%	6/15/23	13,221	14,379
	Aflac Inc.	3.625%	11/15/24	19,564	22,064

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Aflac Inc.	3.250%	3/17/25	9,620	10,671
	Alleghany Corp.	4.950%	6/27/22	7,020	7,516
	Allstate Corp.	3.150%	6/15/23	10,879	11,726
1	Allstate Corp.	5.750%	8/15/53	10,734	11,432
	American International Group Inc.	4.875%	6/1/22	19,418	20,890
	American International Group Inc.	4.125%	2/15/24	20,687	23,009
	American International Group Inc.	2.500%	6/30/25	39,782	42,496
	American International Group Inc.	3.750%	7/10/25	13,294	14,896
	Anthem Inc.	3.700%	8/15/21	1,808	1,849
	Anthem Inc.	3.125%	5/15/22	14,251	14,892
	Anthem Inc.	2.950%	12/1/22	14,044	14,764
	Anthem Inc.	3.300%	1/15/23	18,646	19,833
	Anthem Inc.	3.500%	8/15/24	27,767	30,462
	Anthem Inc.	3.350%	12/1/24	21,666	23,846
	Anthem Inc.	2.375%	1/15/25	27,037	28,748
	Aon Corp.	2.200%	11/15/22	2,923	3,032
	Aon plc	2.800%	3/15/21	6,399	6,463
	Aon plc	4.000%	11/27/23	5,047	5,526
	Aon plc	3.500%	6/14/24	10,712	11,732
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	4,485	4,823
	Assurant Inc.	4.000%	3/15/23	5,825	6,185
	Assurant Inc.	4.200%	9/27/23	3,600	3,867
	Assured Guaranty US Holdings Inc.	5.000%	7/1/24	4,955	5,578
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	18,314	19,144
	Berkshire Hathaway Inc.	3.750%	8/15/21	5,577	5,767
	Berkshire Hathaway Inc.	3.400%	1/31/22	11,948	12,480
	Berkshire Hathaway Inc.	3.000%	2/11/23	5,797	6,173
	Berkshire Hathaway Inc.	2.750%	3/15/23	35,147	37,125
	Brown & Brown Inc.	4.200%	9/15/24	7,254	8,023
	Chubb INA Holdings Inc.	2.875%	11/3/22	16,592	17,413
	Chubb INA Holdings Inc.	2.700%	3/13/23	12,311	12,997
	Chubb INA Holdings Inc.	3.350%	5/15/24	15,498	17,058
	Chubb INA Holdings Inc.	3.150%	3/15/25	16,195	18,006
	CNA Financial Corp.	5.750%	8/15/21	5,825	6,117
	CNA Financial Corp.	3.950%	5/15/24	9,498	10,468
	CNO Financial Group Inc.	5.250%	5/30/25	6,075	6,918
	Enstar Group Ltd.	4.500%	3/10/22	4,210	4,320
	Equitable Holdings Inc.	3.900%	4/20/23	16,918	18,229
	Fidelity National Financial Inc.	5.500%	9/1/22	4,430	4,827
	First American Financial Corp.	4.600%	11/15/24	4,285	4,680
	Globe Life Inc.	3.800%	9/15/22	3,870	4,117
	Humana Inc.	3.150%	12/1/22	13,879	14,675
	Humana Inc.	2.900%	12/15/22	8,789	9,227
	Humana Inc.	3.850%	10/1/24	9,283	10,253
	Humana Inc.	4.500%	4/1/25	12,961	14,986
	Kemper Corp.	4.350%	2/15/25	7,139	7,806
	Lincoln National Corp.	4.200%	3/15/22	6,728	7,112
	Lincoln National Corp.	4.000%	9/1/23	8,987	9,827
	Lincoln National Corp.	3.350%	3/9/25	2,533	2,760
	Loews Corp.	2.625%	5/15/23	8,123	8,553
	Markel Corp.	4.900%	7/1/22	5,405	5,799
	Marsh & McLennan Cos. Inc.	2.750%	1/30/22	15,052	15,511
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	5,641	5,993
	Marsh & McLennan Cos. Inc.	3.875%	3/15/24	23,172	25,629
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	10,967	12,063
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	4,834	5,364
	MetLife Inc.	3.048%	12/15/22	13,153	13,958
	MetLife Inc.	4.368%	9/15/23	19,267	21,526
	MetLife Inc.	3.600%	4/10/24	13,032	14,489
	MetLife Inc.	3.000%	3/1/25	9,081	10,041
	Old Republic International Corp.	4.875%	10/1/24	6,273	6,977
	Primerica Inc.	4.750%	7/15/22	5,749	6,134
	Principal Financial Group Inc.	3.300%	9/15/22	8,266	8,716
	Principal Financial Group Inc.	3.125%	5/15/23	4,777	5,092

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Principal Financial Group Inc.	3.400%	5/15/25	4,181	4,644
	Progressive Corp.	3.750%	8/23/21	9,280	9,596
	Prudential Financial Inc.	4.500%	11/16/21	5,947	6,241
	Prudential Financial Inc.	3.500%	5/15/24	18,575	20,591
1	Prudential Financial Inc.	5.875%	9/15/42	15,815	16,879
1	Prudential Financial Inc.	5.625%	6/15/43	22,006	23,629
1	Prudential Financial Inc.	5.200%	3/15/44	13,152	13,908
1	Prudential Financial Inc.	5.375%	5/15/45	14,000	15,155
	Reinsurance Group of America Inc.	4.700%	9/15/23	4,708	5,215
	RenaissanceRe Finance Inc.	3.700%	4/1/25	4,485	4,859
	Sompo International Holdings Ltd.	4.700%	10/15/22	70	74
	Trinity Acquisition plc	3.500%	9/15/21	6,864	7,027
	UnitedHealth Group Inc.	3.375%	11/15/21	12,356	12,696
	UnitedHealth Group Inc.	2.875%	12/15/21	14,208	14,669
	UnitedHealth Group Inc.	2.875%	3/15/22	25,080	25,893
	UnitedHealth Group Inc.	3.350%	7/15/22	14,478	15,275
	UnitedHealth Group Inc.	2.375%	10/15/22	19,411	20,234
	UnitedHealth Group Inc.	2.750%	2/15/23	9,041	9,561
	UnitedHealth Group Inc.	2.875%	3/15/23	14,934	15,849
	UnitedHealth Group Inc.	3.500%	6/15/23	10,968	11,884
	UnitedHealth Group Inc.	3.500%	2/15/24	12,302	13,514
	UnitedHealth Group Inc.	2.375%	8/15/24	12,690	13,558
	UnitedHealth Group Inc.	3.750%	7/15/25	30,897	35,271
	UnitedHealth Group Inc.	1.250%	1/15/26	2,000	2,049
	Unum Group	4.000%	3/15/24	8,034	8,655
	Unum Group	4.500%	3/15/25	8,475	9,426
	Voya Financial Inc.	3.125%	7/15/24	6,176	6,637
1	Voya Financial Inc.	5.650%	5/15/53	10,369	10,797
	Willis North America Inc.	3.600%	5/15/24	18,876	20,572
	WR Berkley Corp.	4.625%	3/15/22	5,241	5,543
	XLIT Ltd.	4.450%	3/31/25	6,639	7,452
	Other Finance (0.1%)
2	Blackstone / GSO Secured Lending Fund	3.650%	7/14/23	2,925	2,922
	ORIX Corp.	2.900%	7/18/22	12,567	13,069
	ORIX Corp.	4.050%	1/16/24	50	55
	ORIX Corp.	3.250%	12/4/24	16,795	18,244
	Real Estate Investment Trusts (2.4%)
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	22,969	25,387
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	16,698	18,579
	American Campus Communities Operating Partnership LP	3.750%	4/15/23	5,950	6,240
	American Campus Communities Operating Partnership LP	4.125%	7/1/24	8,496	9,167
	AvalonBay Communities Inc.	2.950%	9/15/22	7,210	7,516
	AvalonBay Communities Inc.	4.200%	12/15/23	4,733	5,224
	AvalonBay Communities Inc.	3.500%	11/15/24	5,290	5,846
	AvalonBay Communities Inc.	3.450%	6/1/25	8,522	9,514
	Boston Properties LP	3.850%	2/1/23	10,768	11,455
	Boston Properties LP	3.125%	9/1/23	13,114	13,885
	Boston Properties LP	3.800%	2/1/24	14,835	16,096
	Boston Properties LP	3.200%	1/15/25	15,438	16,711
	Brandywine Operating Partnership LP	3.950%	2/15/23	4,973	5,135
	Brandywine Operating Partnership LP	4.100%	10/1/24	6,335	6,653
	Brixmor Operating Partnership LP	3.875%	8/15/22	666	691
	Brixmor Operating Partnership LP	3.250%	9/15/23	8,828	9,105
	Brixmor Operating Partnership LP	3.650%	6/15/24	10,061	10,513
	Brixmor Operating Partnership LP	3.850%	2/1/25	11,825	12,530
	Camden Property Trust	2.950%	12/15/22	6,687	6,972
	Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	6,098	6,430
	Corporate Office Properties LP	3.600%	5/15/23	5,304	5,483
	Corporate Office Properties LP	5.000%	7/1/25	3,217	3,511
	CubeSmart LP	4.375%	12/15/23	4,645	5,098
	CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	11,863	12,665

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Digital Realty Trust LP	2.750%	2/1/23	6,181	6,474
Duke Realty LP	3.625%	4/15/23	1,500	1,596
Duke Realty LP	3.750%	12/1/24	4,870	5,376
EPR Properties	4.500%	4/1/25	5,763	5,540
ERP Operating LP	4.625%	12/15/21	4,734	4,936
ERP Operating LP	3.000%	4/15/23	4,345	4,585
ERP Operating LP	3.375%	6/1/25	3,725	4,117
Essex Portfolio LP	3.625%	8/15/22	4,300	4,528
Essex Portfolio LP	3.375%	1/15/23	1,000	1,048
Essex Portfolio LP	3.250%	5/1/23	7,589	8,026
Essex Portfolio LP	3.875%	5/1/24	4,095	4,489
Essex Portfolio LP	3.500%	4/1/25	9,088	9,986
Federal Realty Investment Trust	3.950%	1/15/24	10,000	10,839
Healthcare Trust of America Holdings LP	3.700%	4/15/23	2,375	2,502
Healthpeak Properties Inc.	4.250%	11/15/23	1,281	1,404
Healthpeak Properties Inc.	4.200%	3/1/24	5,803	6,384
Healthpeak Properties Inc.	3.875%	8/15/24	17,572	19,590
Healthpeak Properties Inc.	3.400%	2/1/25	12,225	13,374
Healthpeak Properties Inc.	4.000%	6/1/25	10,332	11,613
Highwoods Realty LP	3.625%	1/15/23	1,360	1,414
Host Hotels & Resorts LP	3.750%	10/15/23	9,841	10,202
Host Hotels & Resorts LP	3.875%	4/1/24	8,907	9,255
Host Hotels & Resorts LP	4.000%	6/15/25	8,477	8,859
Kilroy Realty LP	3.450%	12/15/24	9,810	10,337
Kimco Realty Corp.	3.400%	11/1/22	5,506	5,809
Kimco Realty Corp.	3.125%	6/1/23	4,928	5,194
Kimco Realty Corp.	2.700%	3/1/24	5,843	6,078
Kimco Realty Corp.	3.300%	2/1/25	13,526	14,509
Mid-America Apartments LP	4.300%	10/15/23	7,080	7,718
Mid-America Apartments LP	3.750%	6/15/24	4,775	5,192
National Retail Properties Inc.	3.300%	4/15/23	4,690	4,913
National Retail Properties Inc.	3.900%	6/15/24	6,812	7,409
Office Properties Income Trust	4.000%	7/15/22	6,500	6,500
Omega Healthcare Investors Inc.	4.375%	8/1/23	11,031	11,814
Omega Healthcare Investors Inc.	4.950%	4/1/24	8,338	8,898
Omega Healthcare Investors Inc.	4.500%	1/15/25	5,053	5,303
Piedmont Operating Partnership LP	3.400%	6/1/23	4,466	4,601
Piedmont Operating Partnership LP	4.450%	3/15/24	6,395	6,771
Prologis LP	4.250%	8/15/23	20,099	22,241
Public Storage	2.370%	9/15/22	15,936	16,528
Realty Income Corp.	3.250%	10/15/22	11,339	11,906
Realty Income Corp.	4.650%	8/1/23	10,476	11,635
Realty Income Corp.	3.875%	7/15/24	7,986	8,825
Realty Income Corp.	3.875%	4/15/25	10,502	11,892
Regency Centers Corp.	3.750%	11/15/22	6,205	6,605
Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	6,605	6,923
Select Income REIT	4.150%	2/1/22	6,765	6,799
Select Income REIT	4.250%	5/15/24	5,128	5,206
Select Income REIT	4.500%	2/1/25	5,425	5,514
Simon Property Group LP	2.350%	1/30/22	11,176	11,372
Simon Property Group LP	2.625%	6/15/22	7,400	7,604
Simon Property Group LP	2.750%	2/1/23	11,017	11,443
Simon Property Group LP	2.750%	6/1/23	10,312	10,752
Simon Property Group LP	3.750%	2/1/24	10,175	10,991
Simon Property Group LP	2.000%	9/13/24	23,162	23,921
Simon Property Group LP	3.375%	10/1/24	11,118	12,024
Simon Property Group LP	3.500%	9/1/25	2,000	2,197
SITE Centers Corp.	3.625%	2/1/25	7,924	8,052
SL Green Operating Partnership LP	3.250%	10/15/22	7,116	7,259
SL Green Realty Corp.	4.500%	12/1/22	6,133	6,387
Ventas Realty LP	3.100%	1/15/23	5,540	5,742
Ventas Realty LP	3.125%	6/15/23	9,672	10,083
Ventas Realty LP	3.500%	4/15/24	7,268	7,741
Ventas Realty LP	3.750%	5/1/24	6,634	7,090

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ventas Realty LP	2.650%	1/15/25	11,913	12,498
	Ventas Realty LP	3.500%	2/1/25	5,031	5,406
	Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,338	10,686
	VEREIT Operating Partnership LP	4.600%	2/6/24	12,151	13,001
	Vornado Realty LP	3.500%	1/15/25	8,719	9,014
	Washington REIT	3.950%	10/15/22	2,660	2,733
	Weingarten Realty Investors	3.375%	10/15/22	2,209	2,261
	Weingarten Realty Investors	3.500%	4/15/23	3,465	3,560
	Welltower Inc.	4.500%	1/15/24	8,859	9,730
	Welltower Inc.	3.625%	3/15/24	22,848	24,682
	Welltower Inc.	4.000%	6/1/25	33,766	37,939
	WP Carey Inc.	4.600%	4/1/24	6,191	6,803
	WP Carey Inc.	4.000%	2/1/25	6,806	7,427
					15,665,449
Industrial (53.4%)
	Basic Industry (2.2%)
	Air Products & Chemicals Inc.	3.000%	11/3/21	5,934	6,114
	Air Products & Chemicals Inc.	2.750%	2/3/23	5,799	6,112
	Air Products & Chemicals Inc.	3.350%	7/31/24	9,170	10,065
	Air Products and Chemicals Inc.	1.500%	10/15/25	3,500	3,640
	Airgas Inc.	3.650%	7/15/24	4,670	5,154
	Albemarle Corp.	4.150%	12/1/24	6,960	7,573
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	1,250	1,291
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	16,870	17,460
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	8,722	9,605
	Cabot Corp.	3.700%	7/15/22	5,845	6,083
	Celanese US Holdings LLC	4.625%	11/15/22	5,865	6,317
	Celanese US Holdings LLC	3.500%	5/8/24	7,575	8,078
	Celulosa Arauco y Constitucion SA	4.500%	8/1/24	8,520	9,255
	Domtar Corp.	4.400%	4/1/22	4,403	4,473
	Dow Chemical Co.	3.150%	5/15/24	16,554	17,864
	Dow Chemical Co.	3.500%	10/1/24	14,583	15,963
	Dow Chemical Co.	3.625%	5/15/26	4,847	5,412
	DuPont de Nemours Inc.	2.169%	5/1/23	38,548	39,437
	DuPont de Nemours Inc.	4.205%	11/15/23	41,013	45,222
	Eastman Chemical Co.	3.500%	12/1/21	6,991	7,234
	Eastman Chemical Co.	3.600%	8/15/22	13,560	14,210
	Eastman Chemical Co.	3.800%	3/15/25	16,301	18,050
	Ecolab Inc.	4.350%	12/8/21	31,665	33,200
	Ecolab Inc.	2.375%	8/10/22	14,963	15,520
	Ecolab Inc.	3.250%	1/14/23	4,567	4,843
	EI du Pont de Nemours & Co.	1.700%	7/15/25	9,101	9,462
	Fibria Overseas Finance Ltd.	5.250%	5/12/24	6,663	7,229
	Fibria Overseas Finance Ltd.	4.000%	1/14/25	13,135	13,863
	FMC Corp.	3.950%	2/1/22	3,080	3,186
	FMC Corp.	4.100%	2/1/24	7,443	8,112
	Georgia-Pacific LLC	8.000%	1/15/24	3,695	4,578
2	Georgia-Pacific LLC	1.750%	9/30/25	5,000	5,230
	Huntsman International LLC	5.125%	11/15/22	398	426
	International Flavors & Fragrances Inc.	3.200%	5/1/23	5,154	5,360
	International Paper Co.	3.650%	6/15/24	12,146	13,423
	Kinross Gold Corp.	5.125%	9/1/21	9,255	9,556
	Kinross Gold Corp.	5.950%	3/15/24	7,486	8,562
	LYB International Finance BV	4.000%	7/15/23	16,296	17,723
	LYB International Finance III LLC	2.875%	5/1/25	11,784	12,653
	LyondellBasell Industries NV	6.000%	11/15/21	11,878	12,481
	LyondellBasell Industries NV	5.750%	4/15/24	10,239	11,828
	Mosaic Co.	3.750%	11/15/21	2,280	2,335
	Mosaic Co.	3.250%	11/15/22	15,775	16,472
	Mosaic Co.	4.250%	11/15/23	16,241	17,631
	NewMarket Corp.	4.100%	12/15/22	2,725	2,914
	Newmont Corp.	3.625%	6/9/21	7,000	7,131
	Newmont Corp.	3.700%	3/15/23	2,850	3,003

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Nucor Corp.	4.125%	9/15/22	6,300	6,720
	Nucor Corp.	4.000%	8/1/23	14,762	16,112
	Nucor Corp.	2.000%	6/1/25	11,465	12,023
	Nutrien Ltd.	3.150%	10/1/22	8,154	8,532
	Nutrien Ltd.	1.900%	5/13/23	7,054	7,293
	Nutrien Ltd.	3.500%	6/1/23	6,406	6,846
	Nutrien Ltd.	3.625%	3/15/24	9,750	10,642
	Nutrien Ltd.	3.375%	3/15/25	9,838	10,874
	Nutrien Ltd.	3.000%	4/1/25	7,333	7,948
	Packaging Corp. of America	4.500%	11/1/23	11,110	12,236
	Packaging Corp. of America	3.650%	9/15/24	6,282	6,885
	PPG Industries Inc.	3.200%	3/15/23	5,365	5,673
	PPG Industries Inc.	2.400%	8/15/24	5,125	5,447
	Praxair Inc.	3.000%	9/1/21	5,000	5,134
	Praxair Inc.	2.450%	2/15/22	10,477	10,737
	Praxair Inc.	2.200%	8/15/22	9,023	9,299
	Praxair Inc.	2.700%	2/21/23	11,691	12,251
	Praxair Inc.	2.650%	2/5/25	4,619	4,985
	Rayonier Inc.	3.750%	4/1/22	4,100	4,201
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	5,083	5,491
	Reliance Steel & Aluminum Co.	1.300%	8/15/25	5,000	5,009
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	20,210	22,876
	RPM International Inc.	3.450%	11/15/22	3,758	3,867
	Sherwin-Williams Co.	4.200%	1/15/22	5,261	5,479
	Sherwin-Williams Co.	2.750%	6/1/22	2,073	2,151
	Sherwin-Williams Co.	3.125%	6/1/24	17,283	18,736
	Sherwin-Williams Co.	3.450%	8/1/25	6,652	7,388
	Southern Copper Corp.	3.500%	11/8/22	4,915	5,173
	Southern Copper Corp.	3.875%	4/23/25	7,850	8,668
	Steel Dynamics Inc.	2.800%	12/15/24	18,632	19,750
	Steel Dynamics Inc.	2.400%	6/15/25	3,050	3,206
	WestRock RKT Co.	4.900%	3/1/22	3,872	4,115
	WestRock RKT Co.	4.000%	3/1/23	7,345	7,874
	Weyerhaeuser Co.	3.250%	3/15/23	3,148	3,352
	Weyerhaeuser Co.	4.625%	9/15/23	13,794	15,394
	Weyerhaeuser Co.	8.500%	1/15/25	2,569	3,325
	WRKCo Inc.	3.000%	9/15/24	18,372	19,838
	WRKCo Inc.	3.750%	3/15/25	12,690	14,195
	Capital Goods (5.6%)
	3M Co.	3.000%	9/14/21	604	620
	3M Co.	1.625%	9/19/21	10,777	10,918
	3M Co.	2.750%	3/1/22	4,970	5,135
	3M Co.	2.000%	6/26/22	9,782	10,077
	3M Co.	1.750%	2/14/23	7,920	8,190
	3M Co.	2.250%	3/15/23	15,616	16,327
	3M Co.	3.250%	2/14/24	13,376	14,600
	3M Co.	2.000%	2/14/25	11,654	12,338
	3M Co.	2.650%	4/15/25	10,793	11,752
	3M Co.	3.000%	8/7/25	4,859	5,418
3	ABB Finance USA Inc.	2.875%	5/8/22	14,105	14,651
	ABB Finance USA Inc.	3.375%	4/3/23	7,492	7,988
	Allegion US Holding Co. Inc.	3.200%	10/1/24	6,750	6,975
	Amphenol Corp.	3.200%	4/1/24	7,365	7,973
	Amphenol Corp.	2.050%	3/1/25	6,762	7,136
	Bemis Co. Inc.	4.500%	10/15/21	3,142	3,229
	Boeing Co.	2.350%	10/30/21	6,675	6,760
	Boeing Co.	2.125%	3/1/22	4,934	4,967
	Boeing Co.	2.700%	5/1/22	9,541	9,714
	Boeing Co.	2.800%	3/1/23	14,040	14,205
	Boeing Co.	4.508%	5/1/23	42,278	44,672
	Boeing Co.	1.875%	6/15/23	16,832	16,834
	Boeing Co.	2.800%	3/1/24	6,691	6,818
	Boeing Co.	2.850%	10/30/24	6,380	6,432

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Boeing Co.	4.875%	5/1/25	61,353	67,072
	Carlisle Cos. Inc.	3.750%	11/15/22	3,775	3,913
	Carlisle Cos. Inc.	3.500%	12/1/24	7,353	8,017
2	Carrier Global Corp.	1.923%	2/15/23	6,579	6,751
2	Carrier Global Corp.	2.242%	2/15/25	36,903	38,629
	Caterpillar Financial Services Corp.	1.700%	8/9/21	11,282	11,437
	Caterpillar Financial Services Corp.	2.750%	8/20/21	2,000	2,048
	Caterpillar Financial Services Corp.	3.150%	9/7/21	9,230	9,498
	Caterpillar Financial Services Corp.	1.931%	10/1/21	8,054	8,185
	Caterpillar Financial Services Corp.	2.950%	2/26/22	10,988	11,401
	Caterpillar Financial Services Corp.	0.950%	5/13/22	28,428	28,711
	Caterpillar Financial Services Corp.	2.850%	6/1/22	9,600	10,007
	Caterpillar Financial Services Corp.	2.400%	6/6/22	12,025	12,446
	Caterpillar Financial Services Corp.	1.900%	9/6/22	1,870	1,926
	Caterpillar Financial Services Corp.	1.950%	11/18/22	18,911	19,548
	Caterpillar Financial Services Corp.	2.550%	11/29/22	12,076	12,671
	Caterpillar Financial Services Corp.	2.625%	3/1/23	7,970	8,397
	Caterpillar Financial Services Corp.	3.450%	5/15/23	11,885	12,820
	Caterpillar Financial Services Corp.	0.650%	7/7/23	8,597	8,643
	Caterpillar Financial Services Corp.	3.750%	11/24/23	5,003	5,527
	Caterpillar Financial Services Corp.	3.650%	12/7/23	7,227	7,968
	Caterpillar Financial Services Corp.	2.850%	5/17/24	8,696	9,377
	Caterpillar Financial Services Corp.	3.300%	6/9/24	10,902	11,946
	Caterpillar Financial Services Corp.	2.150%	11/8/24	9,066	9,629
	Caterpillar Financial Services Corp.	3.250%	12/1/24	9,459	10,426
	Caterpillar Financial Services Corp.	1.450%	5/15/25	16,756	17,375
	Caterpillar Inc.	2.600%	6/26/22	14,204	14,703
	Caterpillar Inc.	3.400%	5/15/24	12,055	13,212
	CNH Industrial Capital LLC	3.875%	10/15/21	7,108	7,312
	CNH Industrial Capital LLC	4.375%	4/5/22	10,392	10,807
	CNH Industrial Capital LLC	1.950%	7/2/23	8,560	8,669
	CNH Industrial Capital LLC	4.200%	1/15/24	9,082	9,737
	CNH Industrial NV	4.500%	8/15/23	17,477	18,765
	Crane Co.	4.450%	12/15/23	4,590	5,027
	CRH America Inc.	5.750%	1/15/21	2,809	2,862
	Deere & Co.	2.600%	6/8/22	17,199	17,817
	Deere & Co.	2.750%	4/15/25	15,231	16,650
	Eaton Corp.	2.750%	11/2/22	28,325	29,751
	Emerson Electric Co.	4.250%	11/15/20	5,925	5,970
	Emerson Electric Co.	2.625%	12/1/21	6,073	6,222
	Emerson Electric Co.	2.625%	2/15/23	6,230	6,533
	Emerson Electric Co.	3.150%	6/1/25	6,270	6,931
	Flowserve Corp.	3.500%	9/15/22	7,005	7,209
	Flowserve Corp.	4.000%	11/15/23	6,400	6,608
	Fortune Brands Home & Security Inc.	4.000%	9/21/23	10,298	11,304
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	8,830	10,069
	General Dynamics Corp.	3.875%	7/15/21	11,744	12,006
	General Dynamics Corp.	2.250%	11/15/22	12,902	13,387
	General Dynamics Corp.	3.375%	5/15/23	18,981	20,480
	General Dynamics Corp.	1.875%	8/15/23	5,994	6,236
	General Dynamics Corp.	2.375%	11/15/24	9,076	9,733
	General Dynamics Corp.	3.250%	4/1/25	11,200	12,435
	General Dynamics Corp.	3.500%	5/15/25	9,971	11,229
	General Electric Co.	4.650%	10/17/21	1,763	1,819
	General Electric Co.	3.150%	9/7/22	11,061	11,591
	General Electric Co.	2.700%	10/9/22	2,217	2,303
	General Electric Co.	3.100%	1/9/23	29,278	30,898
	General Electric Co.	3.375%	3/11/24	4,588	4,933
	General Electric Co.	3.450%	5/15/24	18,325	19,672
	Hexcel Corp.	4.700%	8/15/25	4,584	5,091
	Honeywell International Inc.	4.250%	3/1/21	6,913	7,051
	Honeywell International Inc.	1.850%	11/1/21	20,450	20,797
	Honeywell International Inc.	2.150%	8/8/22	22,529	23,310

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Honeywell International Inc.	0.483%	8/19/22	12,000	12,021
	Honeywell International Inc.	3.350%	12/1/23	5,805	6,337
	Honeywell International Inc.	2.300%	8/15/24	13,222	14,093
	Honeywell International Inc.	1.350%	6/1/25	13,571	13,976
	Howmet Aerospace Inc.	5.125%	10/1/24	3,000	3,210
	Howmet Aerospace Inc.	6.875%	5/1/25	15,052	17,046
	Hubbell Inc.	3.625%	11/15/22	5,500	5,781
2	Huntington Ingalls Industries Inc.	3.844%	5/1/25	11,171	12,302
	IDEX Corp.	4.200%	12/15/21	3,675	3,799
	Illinois Tool Works Inc.	3.375%	9/15/21	4,247	4,347
	Illinois Tool Works Inc.	3.500%	3/1/24	19,727	21,699
	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	8,226	9,047
	John Deere Capital Corp.	2.450%	9/11/20	8,850	8,855
	John Deere Capital Corp.	2.800%	3/4/21	1,263	1,279
	John Deere Capital Corp.	2.875%	3/12/21	3,959	4,014
	John Deere Capital Corp.	3.900%	7/12/21	5,673	5,851
	John Deere Capital Corp.	3.125%	9/10/21	5,672	5,835
	John Deere Capital Corp.	3.150%	10/15/21	4,593	4,736
	John Deere Capital Corp.	2.650%	1/6/22	11,649	12,014
	John Deere Capital Corp.	3.200%	1/10/22	7,440	7,728
	John Deere Capital Corp.	2.750%	3/15/22	9,526	9,872
	John Deere Capital Corp.	2.950%	4/1/22	5,478	5,704
	John Deere Capital Corp.	1.950%	6/13/22	13,088	13,464
	John Deere Capital Corp.	2.150%	9/8/22	7,615	7,891
	John Deere Capital Corp.	2.700%	1/6/23	11,380	11,977
	John Deere Capital Corp.	2.800%	1/27/23	10,767	11,384
	John Deere Capital Corp.	2.800%	3/6/23	16,982	17,998
	John Deere Capital Corp.	1.200%	4/6/23	2,368	2,418
	John Deere Capital Corp.	3.450%	6/7/23	8,177	8,851
	John Deere Capital Corp.	0.700%	7/5/23	10,025	10,116
	John Deere Capital Corp.	3.650%	10/12/23	8,245	9,038
	John Deere Capital Corp.	3.450%	1/10/24	7,461	8,160
	John Deere Capital Corp.	2.600%	3/7/24	7,905	8,468
	John Deere Capital Corp.	3.350%	6/12/24	12,525	13,760
	John Deere Capital Corp.	2.650%	6/24/24	13,239	14,243
	John Deere Capital Corp.	2.050%	1/9/25	10,309	10,930
	John Deere Capital Corp.	3.450%	3/13/25	7,235	8,131
	Johnson Controls International plc	3.625%	7/2/24	7,454	8,073
	Kennametal Inc.	3.875%	2/15/22	4,725	4,859
	L3Harris Technologies Inc.	3.850%	6/15/23	6,844	7,424
	L3Harris Technologies Inc.	3.950%	5/28/24	6,754	7,419
	L3Harris Technologies Inc.	3.832%	4/27/25	14,321	16,020
	Leggett & Platt Inc.	3.400%	8/15/22	1,862	1,900
	Leggett & Platt Inc.	3.800%	11/15/24	6,250	6,556
	Legrand France SA	8.500%	2/15/25	6,486	8,609
	Lennox International Inc.	3.000%	11/15/23	4,920	5,196
	Lennox International Inc.	1.350%	8/1/25	6,380	6,441
	Lockheed Martin Corp.	3.350%	9/15/21	5,438	5,610
	Lockheed Martin Corp.	3.100%	1/15/23	20,103	21,348
	Lockheed Martin Corp.	2.900%	3/1/25	19,246	21,034
	Martin Marietta Materials Inc.	4.250%	7/2/24	4,975	5,524
	Masco Corp.	5.950%	3/15/22	3,993	4,307
	Masco Corp.	4.450%	4/1/25	10,032	11,563
	Mohawk Industries Inc.	3.850%	2/1/23	10,718	11,388
	Northrop Grumman Corp.	2.550%	10/15/22	33,162	34,630
	Northrop Grumman Corp.	3.250%	8/1/23	18,720	20,278
	Northrop Grumman Corp.	2.930%	1/15/25	36,393	39,691
	Nvent Finance Sarl	3.950%	4/15/23	2,717	2,866
2	Otis Worldwide Corp.	2.056%	4/5/25	30,566	32,201
	Owens Corning	4.200%	12/1/24	6,119	6,715
	Parker-Hannifin Corp.	3.500%	9/15/22	8,723	9,201
	Parker-Hannifin Corp.	2.700%	6/14/24	10,731	11,503
	Parker-Hannifin Corp.	3.300%	11/21/24	10,860	11,896
	Precision Castparts Corp.	2.500%	1/15/23	17,864	18,670

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Precision Castparts Corp.	3.250%	6/15/25	14,366	16,023
2	Raytheon Technologies Corp.	3.100%	11/15/21	1,884	1,928
2	Raytheon Technologies Corp.	2.800%	3/15/22	13,687	14,145
2	Raytheon Technologies Corp.	2.500%	12/15/22	11,323	11,722
	Raytheon Technologies Corp.	3.650%	8/16/23	3,876	4,214
2	Raytheon Technologies Corp.	3.700%	12/15/23	8,050	8,775
2	Raytheon Technologies Corp.	3.200%	3/15/24	22,328	24,087
	Raytheon Technologies Corp.	3.950%	8/16/25	30,960	35,356
	Republic Services Inc.	5.250%	11/15/21	7,870	8,325
	Republic Services Inc.	3.550%	6/1/22	20,229	21,160
	Republic Services Inc.	4.750%	5/15/23	10,260	11,303
	Republic Services Inc.	2.500%	8/15/24	18,582	19,838
	Republic Services Inc.	3.200%	3/15/25	8,801	9,664
	Rockwell Automation Inc.	2.875%	3/1/25	4,076	4,408
	Roper Technologies Inc.	3.000%	12/15/20	5,178	5,206
	Roper Technologies Inc.	2.800%	12/15/21	10,423	10,711
	Roper Technologies Inc.	0.450%	8/15/22	1,000	1,001
	Roper Technologies Inc.	3.125%	11/15/22	7,104	7,448
	Roper Technologies Inc.	3.650%	9/15/23	14,865	16,187
	Roper Technologies Inc.	2.350%	9/15/24	8,627	9,138
	Roper Technologies Inc.	1.000%	9/15/25	8,500	8,554
	Snap-on Inc.	6.125%	9/1/21	3,000	3,168
	Stanley Black & Decker Inc.	3.400%	12/1/21	7,350	7,565
	Stanley Black & Decker Inc.	2.900%	11/1/22	12,786	13,469
1	Stanley Black & Decker Inc.	4.000%	3/15/60	12,929	13,547
	Textron Inc.	4.300%	3/1/24	7,106	7,740
	Textron Inc.	3.875%	3/1/25	3,243	3,528
	Timken Co.	3.875%	9/1/24	6,705	7,105
	Trane Technologies Global Holding Co. Ltd.	2.900%	2/21/21	6,348	6,423
	Trane Technologies Global Holding Co. Ltd.	4.250%	6/15/23	6,083	6,720
	Vulcan Materials Co.	4.500%	4/1/25	5,368	6,065
	Wabtec Corp.	4.400%	3/15/24	12,570	13,655
	Waste Management Inc.	2.900%	9/15/22	12,006	12,533
	Waste Management Inc.	2.400%	5/15/23	11,393	11,968
	Waste Management Inc.	3.500%	5/15/24	7,510	8,166
	Waste Management Inc.	3.125%	3/1/25	8,574	9,397
	Westinghouse Air Brake Technologies Corp.	3.200%	6/15/25	7,840	8,198
	WW Grainger Inc.	1.850%	2/15/25	8,675	9,076
	Xylem Inc.	4.875%	10/1/21	10,194	10,651
	Communication (5.0%)
	Activision Blizzard Inc.	2.300%	9/15/21	8,825	8,990
	Activision Blizzard Inc.	2.600%	6/15/22	8,912	9,262
	America Movil SAB de CV	3.125%	7/16/22	28,760	29,944
	American Tower Corp.	2.250%	1/15/22	12,046	12,342
	American Tower Corp.	4.700%	3/15/22	14,238	15,132
	American Tower Corp.	3.500%	1/31/23	20,349	21,760
	American Tower Corp.	3.000%	6/15/23	11,682	12,438
	American Tower Corp.	5.000%	2/15/24	15,833	18,065
	American Tower Corp.	3.375%	5/15/24	16,165	17,586
	American Tower Corp.	2.950%	1/15/25	12,264	13,314
	American Tower Corp.	2.400%	3/15/25	10,849	11,527
	American Tower Corp.	4.000%	6/1/25	6,599	7,495
	AT&T Inc.	3.000%	6/30/22	26,957	28,095
	AT&T Inc.	2.625%	12/1/22	13,079	13,685
	AT&T Inc.	3.600%	2/17/23	22,865	24,508
	AT&T Inc.	4.050%	12/15/23	8,787	9,762
	AT&T Inc.	4.450%	4/1/24	8,172	9,162
	AT&T Inc.	3.950%	1/15/25	13,172	14,821
	AT&T Inc.	3.400%	5/15/25	77,371	85,750
	AT&T Inc.	3.600%	7/15/25	29,174	32,720
	British Telecommunications plc	4.500%	12/4/23	8,750	9,722
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	29,684	32,021

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	40,975	43,693
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	35,838	39,818
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908%	7/23/25	74,182	86,303
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	17,188	20,615
	Comcast Corp.	3.125%	7/15/22	10,100	10,616
	Comcast Corp.	2.850%	1/15/23	2,682	2,844
	Comcast Corp.	2.750%	3/1/23	21,864	23,127
	Comcast Corp.	3.000%	2/1/24	23,260	25,150
	Comcast Corp.	3.600%	3/1/24	32,682	36,083
	Comcast Corp.	3.700%	4/15/24	45,681	50,647
	Comcast Corp.	3.375%	2/15/25	19,585	21,753
	Comcast Corp.	3.100%	4/1/25	16,525	18,263
	Comcast Corp.	3.375%	8/15/25	25,096	28,138
	Crown Castle International Corp.	5.250%	1/15/23	20,057	22,198
	Crown Castle International Corp.	3.150%	7/15/23	9,916	10,582
	Crown Castle International Corp.	3.200%	9/1/24	21,966	23,834
	Crown Castle International Corp.	1.350%	7/15/25	7,441	7,559
	Discovery Communications LLC	2.950%	3/20/23	14,870	15,689
	Discovery Communications LLC	3.800%	3/13/24	7,720	8,441
	Discovery Communications LLC	3.900%	11/15/24	7,819	8,684
	Discovery Communications LLC	3.450%	3/15/25	5,636	6,197
	Discovery Communications LLC	3.950%	6/15/25	9,238	10,398
	Fox Corp.	3.666%	1/25/22	16,284	17,011
	Fox Corp.	4.030%	1/25/24	24,721	27,324
	Fox Corp.	3.050%	4/7/25	12,094	13,250
	Grupo Televisa SAB	6.625%	3/18/25	6,700	8,057
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	8,651	8,954
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	8,508	9,048
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	7,034	7,747
	Moody's Corp.	2.750%	12/15/21	7,771	8,001
	Moody's Corp.	4.500%	9/1/22	14,774	15,808
	Moody's Corp.	2.625%	1/15/23	13,818	14,481
	Moody's Corp.	4.875%	2/15/24	7,635	8,636
	Moody's Corp.	3.750%	3/24/25	10,396	11,741
	NBCUniversal Media LLC	2.875%	1/15/23	23,267	24,656
	Omnicom Group Inc. / Omnicom Capital Inc.	3.625%	5/1/22	17,411	18,293
	Omnicom Group Inc. / Omnicom Capital Inc.	3.650%	11/1/24	17,238	19,025
	Orange SA	4.125%	9/14/21	9,938	10,311
	RELX Capital Inc.	3.500%	3/16/23	10,057	10,748
	Rogers Communications Inc.	3.000%	3/15/23	7,193	7,617
	Rogers Communications Inc.	4.100%	10/1/23	13,332	14,684
	S&P Global Inc.	4.000%	6/15/25	11,716	13,426
2	T-Mobile USA Inc.	3.500%	4/15/25	62,309	68,812
	Telefonica Emisiones SAU	4.570%	4/27/23	18,412	20,255
	Thomson Reuters Corp.	4.300%	11/23/23	8,544	9,366
	Time Warner Cable LLC	4.000%	9/1/21	17,569	17,990
	Time Warner Entertainment Co. LP	8.375%	3/15/23	15,216	18,005
	Verizon Communications Inc.	2.946%	3/15/22	21,837	22,649
	Verizon Communications Inc.	2.450%	11/1/22	19,752	20,516
	Verizon Communications Inc.	5.150%	9/15/23	69,427	79,083
	Verizon Communications Inc.	4.150%	3/15/24	3,768	4,200
	Verizon Communications Inc.	3.500%	11/1/24	30,773	34,085
	Verizon Communications Inc.	3.376%	2/15/25	37,414	41,795
	ViacomCBS Inc.	3.375%	3/1/22	6,133	6,336
	ViacomCBS Inc.	2.900%	6/1/23	4,421	4,614
	ViacomCBS Inc.	4.250%	9/1/23	10,022	10,937
	ViacomCBS Inc.	3.875%	4/1/24	10,590	11,562
	ViacomCBS Inc.	3.700%	8/15/24	13,065	14,327
	ViacomCBS Inc.	3.500%	1/15/25	13,430	14,736
	ViacomCBS Inc.	4.750%	5/15/25	29,460	34,010
	Vodafone Group plc	2.500%	9/26/22	3,829	3,986

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Vodafone Group plc	2.950%	2/19/23	12,009	12,698
	Vodafone Group plc	3.750%	1/16/24	38,022	41,685
	Vodafone Group plc	4.125%	5/30/25	26,802	30,681
	Walt Disney Co.	2.550%	2/15/22	8,655	8,913
	Walt Disney Co.	2.450%	3/4/22	9,066	9,363
	Walt Disney Co.	1.650%	9/1/22	13,967	14,295
	Walt Disney Co.	3.000%	9/15/22	19,946	20,964
	Walt Disney Co.	2.350%	12/1/22	19,680	20,514
	Walt Disney Co.	1.750%	8/30/24	15,010	15,600
	Walt Disney Co.	3.700%	9/15/24	15,481	17,192
	Walt Disney Co.	3.350%	3/24/25	28,657	31,903
	Walt Disney Co.	1.750%	1/13/26	2,000	2,086
	Weibo Corp.	3.500%	7/5/24	13,600	14,401
	WPP Finance 2010	3.625%	9/7/22	7,615	7,995
	WPP Finance 2010	3.750%	9/19/24	11,833	12,957
	Consumer Cyclical (8.1%)
	Advance Auto Parts Inc.	4.500%	1/15/22	5,153	5,378
	Advance Auto Parts Inc.	4.500%	12/1/23	7,243	7,908
	Alibaba Group Holding Ltd.	3.125%	11/28/21	11,421	11,721
	Alibaba Group Holding Ltd.	2.800%	6/6/23	14,280	15,165
	Alibaba Group Holding Ltd.	3.600%	11/28/24	39,189	43,206
	Amazon.com Inc.	3.300%	12/5/21	20,375	21,006
	Amazon.com Inc.	2.500%	11/29/22	24,315	25,407
	Amazon.com Inc.	2.400%	2/22/23	25,451	26,752
	Amazon.com Inc.	0.400%	6/3/23	16,795	16,855
	Amazon.com Inc.	2.800%	8/22/24	37,463	40,774
	Amazon.com Inc.	3.800%	12/5/24	18,931	21,433
	Amazon.com Inc.	0.800%	6/3/25	22,919	23,215
	American Honda Finance Corp.	3.150%	1/8/21	4,450	4,492
	American Honda Finance Corp.	1.650%	7/12/21	14,310	14,461
	American Honda Finance Corp.	1.700%	9/9/21	11,919	12,072
	American Honda Finance Corp.	3.375%	12/10/21	6,886	7,141
	American Honda Finance Corp.	1.950%	5/20/22	10,204	10,450
	American Honda Finance Corp.	2.200%	6/27/22	15,814	16,290
	American Honda Finance Corp.	2.600%	11/16/22	12,731	13,320
	American Honda Finance Corp.	2.050%	1/10/23	6,982	7,218
	American Honda Finance Corp.	1.950%	5/10/23	10,183	10,562
	American Honda Finance Corp.	0.875%	7/7/23	30,250	30,509
	American Honda Finance Corp.	3.450%	7/14/23	4,550	4,915
	American Honda Finance Corp.	3.625%	10/10/23	12,471	13,620
	American Honda Finance Corp.	3.550%	1/12/24	10,517	11,483
	American Honda Finance Corp.	2.900%	2/16/24	10,508	11,279
	American Honda Finance Corp.	2.400%	6/27/24	12,765	13,509
	American Honda Finance Corp.	2.150%	9/10/24	10,422	11,009
	American Honda Finance Corp.	1.200%	7/8/25	5,100	5,159
	Aptiv Corp.	4.150%	3/15/24	9,035	9,960
	AutoNation Inc.	3.500%	11/15/24	8,243	8,746
	AutoZone Inc.	3.700%	4/15/22	12,673	13,226
	AutoZone Inc.	2.875%	1/15/23	9,685	10,139
	AutoZone Inc.	3.125%	7/15/23	10,203	10,863
	AutoZone Inc.	3.125%	4/18/24	5,130	5,552
	AutoZone Inc.	3.250%	4/15/25	2,432	2,676
	AutoZone Inc.	3.625%	4/15/25	13,758	15,426
	Block Financial LLC	5.500%	11/1/22	7,734	8,288
	Booking Holdings Inc.	2.750%	3/15/23	11,407	11,994
	Booking Holdings Inc.	3.650%	3/15/25	8,423	9,346
	Booking Holdings Inc.	4.100%	4/13/25	15,299	17,334
	BorgWarner Inc.	3.375%	3/15/25	8,782	9,562
	Costco Wholesale Corp.	2.300%	5/18/22	15,264	15,793
	Costco Wholesale Corp.	2.750%	5/18/24	26,382	28,498
	Cummins Inc.	3.650%	10/1/23	7,953	8,683
2	Daimler Finance North America LLC	2.125%	3/10/25	2,000	2,070
	Dollar General Corp.	3.250%	4/15/23	28,292	30,020

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dollar Tree Inc.	3.700%	5/15/23	17,707	19,068
	Dollar Tree Inc.	4.000%	5/15/25	17,194	19,489
	DR Horton Inc.	2.550%	12/1/20	6,245	6,276
	DR Horton Inc.	4.375%	9/15/22	448	475
	DR Horton Inc.	4.750%	2/15/23	4,430	4,788
	DR Horton Inc.	5.750%	8/15/23	9,945	11,300
	DR Horton Inc.	2.500%	10/15/24	11,917	12,671
	eBay Inc.	3.800%	3/9/22	13,388	14,024
	eBay Inc.	2.600%	7/15/22	14,565	15,061
	eBay Inc.	2.750%	1/30/23	14,689	15,440
	eBay Inc.	3.450%	8/1/24	11,334	12,454
	eBay Inc.	1.900%	3/11/25	17,521	18,374
2	Expedia Group Inc.	3.600%	12/15/23	8,300	8,445
	Expedia Group Inc.	4.500%	8/15/24	9,253	9,669
	General Motors Co.	4.875%	10/2/23	25,410	27,752
	General Motors Co.	5.400%	10/2/23	8,555	9,482
	General Motors Co.	4.000%	4/1/25	7,247	7,828
	General Motors Co.	6.125%	10/1/25	10,000	11,723
	General Motors Financial Co. Inc.	4.200%	3/1/21	12,354	12,490
	General Motors Financial Co. Inc.	3.200%	7/6/21	20,249	20,576
	General Motors Financial Co. Inc.	4.375%	9/25/21	17,380	17,929
	General Motors Financial Co. Inc.	4.200%	11/6/21	21,946	22,668
	General Motors Financial Co. Inc.	3.450%	1/14/22	19,315	19,797
	General Motors Financial Co. Inc.	3.450%	4/10/22	27,135	27,880
	General Motors Financial Co. Inc.	3.150%	6/30/22	17,860	18,395
	General Motors Financial Co. Inc.	3.550%	7/8/22	21,394	22,197
	General Motors Financial Co. Inc.	3.250%	1/5/23	9,675	10,024
	General Motors Financial Co. Inc.	5.200%	3/20/23	31,695	34,537
	General Motors Financial Co. Inc.	3.700%	5/9/23	25,394	26,567
	General Motors Financial Co. Inc.	4.250%	5/15/23	11,387	12,151
	General Motors Financial Co. Inc.	4.150%	6/19/23	23,734	25,259
	General Motors Financial Co. Inc.	1.700%	8/18/23	12,000	12,069
	General Motors Financial Co. Inc.	5.100%	1/17/24	28,585	31,401
	General Motors Financial Co. Inc.	3.950%	4/13/24	19,520	20,834
	General Motors Financial Co. Inc.	3.500%	11/7/24	15,210	16,042
	General Motors Financial Co. Inc.	4.000%	1/15/25	15,084	16,242
	General Motors Financial Co. Inc.	2.900%	2/26/25	27,618	28,675
	General Motors Financial Co. Inc.	4.350%	4/9/25	28,608	31,258
	General Motors Financial Co. Inc.	2.750%	6/20/25	16,773	17,304
	General Motors Financial Co. Inc.	4.300%	7/13/25	243	265
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	6,708	7,184
	GLP Capital LP / GLP Financing II Inc.	3.350%	9/1/24	6,000	6,073
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	14,029	15,108
	Harley-Davidson Inc.	3.500%	7/28/25	9,699	10,335
	Harman International Industries Inc.	4.150%	5/15/25	6,278	7,026
	Home Depot Inc.	3.250%	3/1/22	15,292	15,979
	Home Depot Inc.	2.625%	6/1/22	15,303	15,902
	Home Depot Inc.	2.700%	4/1/23	27,814	29,350
	Home Depot Inc.	3.750%	2/15/24	19,719	21,814
	Hyatt Hotels Corp.	5.375%	8/15/21	2,125	2,176
	Hyatt Hotels Corp.	3.375%	7/15/23	4,736	4,809
	Hyatt Hotels Corp.	5.375%	4/23/25	7,625	8,247
	IHS Markit Ltd.	4.125%	8/1/23	8,325	9,053
	IHS Markit Ltd.	3.625%	5/1/24	6,600	7,095
	JD.com Inc.	3.125%	4/29/21	2,554	2,583
	Kohl's Corp.	3.250%	2/1/23	5,425	5,432
	Kohl's Corp.	9.500%	5/15/25	6,800	8,126
	Kohl's Corp.	4.250%	7/17/25	16,753	16,502
	Las Vegas Sands Corp.	3.200%	8/8/24	25,730	26,116
	Las Vegas Sands Corp.	2.900%	6/25/25	9,100	9,066
	Lowe's Cos. Inc.	3.800%	11/15/21	8,336	8,602
	Lowe's Cos. Inc.	3.120%	4/15/22	13,309	13,814
	Lowe's Cos. Inc.	3.875%	9/15/23	7,345	8,067
	Lowe's Cos. Inc.	3.125%	9/15/24	10,809	11,801

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Lowe's Cos. Inc.	4.000%	4/15/25	11,810	13,458
	Magna International Inc.	3.625%	6/15/24	9,377	10,347
	Marriott International Inc.	3.125%	10/15/21	6,340	6,432
	Marriott International Inc.	3.250%	9/15/22	9,650	9,778
	Marriott International Inc.	3.750%	3/15/25	9,116	9,437
	Marriott International Inc.	3.125%	6/15/26	3,000	3,009
	Marriott International Inc.	2.125%	10/3/22	10,372	10,417
	Marriott International Inc.	4.150%	12/1/23	7,722	8,179
	Marriott International Inc.	3.600%	4/15/24	7,300	7,531
	Marriott International Inc.	5.750%	5/1/25	15,608	17,520
	Mastercard Inc.	2.000%	11/21/21	9,843	10,028
	Mastercard Inc.	3.375%	4/1/24	21,346	23,555
	Mastercard Inc.	2.000%	3/3/25	13,851	14,748
	McDonald's Corp.	2.625%	1/15/22	18,204	18,771
	McDonald's Corp.	3.350%	4/1/23	26,277	28,173
	McDonald's Corp.	3.250%	6/10/24	6,250	6,845
	McDonald's Corp.	3.375%	5/26/25	16,535	18,450
	McDonald's Corp.	3.300%	7/1/25	13,489	15,075
	NIKE Inc.	2.250%	5/1/23	8,791	9,134
	NIKE Inc.	2.400%	3/27/25	17,563	18,900
	Nordstrom Inc.	4.000%	10/15/21	7,907	7,877
	NVR Inc.	3.950%	9/15/22	10,574	11,205
	O'Reilly Automotive Inc.	4.625%	9/15/21	3,427	3,535
	O'Reilly Automotive Inc.	3.800%	9/1/22	6,554	6,916
	O'Reilly Automotive Inc.	3.850%	6/15/23	4,723	5,087
	PACCAR Financial Corp.	3.150%	8/9/21	7,383	7,579
	PACCAR Financial Corp.	2.850%	3/1/22	5,135	5,321
	PACCAR Financial Corp.	2.650%	5/10/22	10,403	10,793
	PACCAR Financial Corp.	2.300%	8/10/22	425	440
	PACCAR Financial Corp.	2.000%	9/26/22	9,097	9,397
	PACCAR Financial Corp.	2.650%	4/6/23	1,100	1,163
	PACCAR Financial Corp.	0.800%	6/8/23	5,000	5,023
	PACCAR Financial Corp.	3.400%	8/9/23	5,901	6,401
	PACCAR Financial Corp.	0.350%	8/11/23	3,500	3,495
	PACCAR Financial Corp.	2.150%	8/15/24	2,096	2,213
	PACCAR Financial Corp.	1.800%	2/6/25	7,380	7,727
2	PVH Corp.	4.625%	7/10/25	9,482	9,808
	Ralph Lauren Corp.	1.700%	6/15/22	8,645	8,809
	Ross Stores Inc.	4.600%	4/15/25	11,925	13,745
	Sands China Ltd.	4.600%	8/8/23	26,687	28,455
	Sands China Ltd.	5.125%	8/8/25	34,200	37,620
	Starbucks Corp.	1.300%	5/7/22	5,800	5,892
	Starbucks Corp.	2.700%	6/15/22	15,722	16,274
	Starbucks Corp.	3.100%	3/1/23	18,565	19,744
	Starbucks Corp.	3.850%	10/1/23	7,695	8,410
	Starbucks Corp.	3.800%	8/15/25	20,921	23,774
	Tapestry Inc.	3.000%	7/15/22	7,650	7,573
	Tapestry Inc.	4.250%	4/1/25	9,720	9,882
	Target Corp.	2.900%	1/15/22	16,904	17,486
	Target Corp.	3.500%	7/1/24	17,588	19,568
	Target Corp.	2.250%	4/15/25	26,246	28,135
	TJX Cos. Inc.	2.500%	5/15/23	11,175	11,680
	TJX Cos. Inc.	3.500%	4/15/25	30,759	34,321
	Toyota Motor Corp.	3.183%	7/20/21	12,793	13,116
	Toyota Motor Corp.	2.157%	7/2/22	12,454	12,860
	Toyota Motor Corp.	3.419%	7/20/23	12,967	14,033
	Toyota Motor Corp.	2.358%	7/2/24	4,940	5,272
	Toyota Motor Credit Corp.	3.400%	9/15/21	13,273	13,684
	Toyota Motor Credit Corp.	1.800%	10/7/21	8,475	8,600
	Toyota Motor Credit Corp.	2.600%	1/11/22	21,601	22,251
	Toyota Motor Credit Corp.	3.300%	1/12/22	16,744	17,395
	Toyota Motor Credit Corp.	2.650%	4/12/22	16,000	16,571
	Toyota Motor Credit Corp.	1.150%	5/26/22	18,179	18,421
	Toyota Motor Credit Corp.	2.800%	7/13/22	21,436	22,377

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Toyota Motor Credit Corp.	0.450%	7/22/22	8,500	8,511
	Toyota Motor Credit Corp.	2.150%	9/8/22	19,362	20,034
	Toyota Motor Credit Corp.	2.625%	1/10/23	12,230	12,844
	Toyota Motor Credit Corp.	2.700%	1/11/23	8,250	8,677
	Toyota Motor Credit Corp.	2.900%	3/30/23	12,831	13,623
	Toyota Motor Credit Corp.	0.500%	8/14/23	12,000	12,007
	Toyota Motor Credit Corp.	1.350%	8/25/23	21,601	22,151
	Toyota Motor Credit Corp.	3.450%	9/20/23	6,032	6,561
	Toyota Motor Credit Corp.	2.250%	10/18/23	8,716	9,176
	Toyota Motor Credit Corp.	3.350%	1/8/24	10,963	11,914
	Toyota Motor Credit Corp.	2.900%	4/17/24	13,669	14,756
	Toyota Motor Credit Corp.	2.000%	10/7/24	5,300	5,572
	Toyota Motor Credit Corp.	1.800%	2/13/25	38,964	40,744
	Toyota Motor Credit Corp.	3.000%	4/1/25	16,953	18,611
	Toyota Motor Credit Corp.	3.400%	4/14/25	12,923	14,474
	VF Corp.	2.050%	4/23/22	16,335	16,722
	VF Corp.	2.400%	4/23/25	14,318	15,257
	Visa Inc.	2.150%	9/15/22	12,397	12,830
	Visa Inc.	2.800%	12/14/22	47,736	50,183
	Walgreen Co.	3.100%	9/15/22	29,813	31,261
	Walgreens Boots Alliance Inc.	3.300%	11/18/21	19,106	19,629
	Walgreens Boots Alliance Inc.	3.800%	11/18/24	29,081	32,168
	Walmart Inc.	2.350%	12/15/22	15,374	16,059
	Walmart Inc.	2.550%	4/11/23	27,643	29,039
	Walmart Inc.	3.400%	6/26/23	48,825	52,938
	Walmart Inc.	3.300%	4/22/24	19,172	20,972
	Walmart Inc.	2.850%	7/8/24	44,319	48,143
	Walmart Inc.	2.650%	12/15/24	23,487	25,470
	Walmart Inc.	3.550%	6/26/25	25,050	28,532
	Western Union Co.	3.600%	3/15/22	9,937	10,341
	Western Union Co.	2.850%	1/10/25	13,961	14,787
	Consumer Noncyclical (13.9%)
	Abbott Laboratories	2.550%	3/15/22	11,956	12,359
	Abbott Laboratories	3.400%	11/30/23	28,545	31,110
	Abbott Laboratories	2.950%	3/15/25	11,922	13,060
	Abbott Laboratories	3.875%	9/15/25	3,100	3,547
	AbbVie Inc.	3.375%	11/14/21	10,014	10,351
2	AbbVie Inc.	2.150%	11/19/21	41,239	42,065
2	AbbVie Inc.	3.450%	3/15/22	40,946	42,585
2	AbbVie Inc.	3.250%	10/1/22	37,360	39,076
	AbbVie Inc.	2.900%	11/6/22	65,251	68,513
	AbbVie Inc.	3.200%	11/6/22	35,721	37,613
2	AbbVie Inc.	2.300%	11/21/22	50,871	52,749
2	AbbVie Inc.	2.800%	3/15/23	9,612	9,982
	AbbVie Inc.	2.850%	5/14/23	13,262	14,015
	AbbVie Inc.	3.750%	11/14/23	10,407	11,395
2	AbbVie Inc.	3.850%	6/15/24	18,656	20,515
2	AbbVie Inc.	2.600%	11/21/24	65,003	69,607
2	AbbVie Inc.	3.800%	3/15/25	58,930	65,783
	AbbVie Inc.	3.600%	5/14/25	57,657	64,214
	Agilent Technologies Inc.	3.200%	10/1/22	7,326	7,725
	Agilent Technologies Inc.	3.875%	7/15/23	9,442	10,250
	Altria Group Inc.	3.490%	2/14/22	17,220	17,954
	Altria Group Inc.	2.850%	8/9/22	35,869	37,455
	Altria Group Inc.	2.950%	5/2/23	7,384	7,815
	Altria Group Inc.	4.000%	1/31/24	29,331	32,462
	Altria Group Inc.	3.800%	2/14/24	20,540	22,527
	Altria Group Inc.	2.350%	5/6/25	9,810	10,423
	AmerisourceBergen Corp.	3.400%	5/15/24	5,422	5,889
	AmerisourceBergen Corp.	3.250%	3/1/25	9,720	10,687
	Amgen Inc.	3.875%	11/15/21	19,251	19,877
	Amgen Inc.	2.700%	5/1/22	14,517	15,006
	Amgen Inc.	2.650%	5/11/22	40,386	41,847

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Amgen Inc.	3.625%	5/15/22	10,402	10,883
Amgen Inc.	2.250%	8/19/23	8,946	9,370
Amgen Inc.	3.625%	5/22/24	18,603	20,507
Amgen Inc.	1.900%	2/21/25	14,280	14,997
Amgen Inc.	3.125%	5/1/25	12,366	13,630
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	3,476	3,649
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	22,041	23,460
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	19,979	21,994
Anheuser-Busch InBev Worldwide Inc.	3.500%	1/12/24	13,799	15,049
Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	43,222	49,175
Archer-Daniels-Midland Co.	3.375%	3/15/22	5,434	5,662
Archer-Daniels-Midland Co.	2.750%	3/27/25	9,910	10,797
AstraZeneca plc	2.375%	6/12/22	16,426	16,981
AstraZeneca plc	3.500%	8/17/23	20,297	21,997
BAT Capital Corp.	2.764%	8/15/22	24,225	25,159
BAT Capital Corp.	3.222%	8/15/24	47,594	51,259
BAT Capital Corp.	2.789%	9/6/24	20,067	21,293
Baxalta Inc.	4.000%	6/23/25	14,977	17,098
Beam Suntory Inc.	3.250%	5/15/22	3,703	3,835
Becton Dickinson & Co.	3.125%	11/8/21	14,073	14,496
Becton Dickinson & Co.	2.894%	6/6/22	37,719	39,084
Becton Dickinson & Co.	3.363%	6/6/24	29,653	32,200
Becton Dickinson & Co.	3.734%	12/15/24	26,878	29,786
Biogen Inc.	3.625%	9/15/22	19,263	20,492
Boston Scientific Corp.	3.375%	5/15/22	4,829	5,052
Boston Scientific Corp.	3.450%	3/1/24	20,519	22,284
Boston Scientific Corp.	3.850%	5/15/25	4,724	5,335
Boston Scientific Corp.	1.900%	6/1/25	14,051	14,704
Bristol-Myers Squibb Co.	2.250%	8/15/21	3,195	3,258
Bristol-Myers Squibb Co.	2.600%	5/16/22	21,017	21,801
Bristol-Myers Squibb Co.	2.000%	8/1/22	12,076	12,453
Bristol-Myers Squibb Co.	3.250%	8/15/22	21,317	22,510
Bristol-Myers Squibb Co.	3.550%	8/15/22	20,001	21,055
Bristol-Myers Squibb Co.	2.750%	2/15/23	18,991	20,035
Bristol-Myers Squibb Co.	3.250%	2/20/23	5,336	5,701
Bristol-Myers Squibb Co.	7.150%	6/15/23	2,585	3,037
Bristol-Myers Squibb Co.	4.000%	8/15/23	11,195	12,321
Bristol-Myers Squibb Co.	3.250%	11/1/23	10,214	11,080
Bristol-Myers Squibb Co.	3.625%	5/15/24	19,560	21,634
Bristol-Myers Squibb Co.	2.900%	7/26/24	52,491	57,274
Bristol-Myers Squibb Co.	3.875%	8/15/25	43,945	50,648
Brown-Forman Corp.	3.500%	4/15/25	4,401	4,906
Bunge Ltd. Finance Corp.	3.000%	9/25/22	7,355	7,649
Bunge Ltd. Finance Corp.	4.350%	3/15/24	9,599	10,532
Bunge Ltd. Finance Corp.	1.630%	8/17/25	4,875	4,898
Campbell Soup Co.	2.500%	8/2/22	11,657	12,060
Campbell Soup Co.	3.650%	3/15/23	4,235	4,534
Campbell Soup Co.	3.950%	3/15/25	12,181	13,687
Campbell Soup Co.	3.300%	3/19/25	8,485	9,238
Cardinal Health Inc.	2.616%	6/15/22	13,332	13,771
Cardinal Health Inc.	3.200%	3/15/23	11,234	11,894
Cardinal Health Inc.	3.079%	6/15/24	11,482	12,353
Cardinal Health Inc.	3.500%	11/15/24	7,298	8,017
Church & Dwight Co. Inc.	2.450%	8/1/22	7,123	7,363
Church & Dwight Co. Inc.	2.875%	10/1/22	4,242	4,443
Cigna Corp.	3.400%	9/17/21	21,239	21,902
Cigna Corp.	3.900%	2/15/22	6,007	6,291
Cigna Corp.	3.050%	11/30/22	16,526	17,356
Cigna Corp.	3.000%	7/15/23	21,330	22,633
Cigna Corp.	3.750%	7/15/23	32,568	35,414
Cigna Corp.	3.500%	6/15/24	14,540	15,592
Cigna Corp.	3.250%	4/15/25	6,976	7,685
Cigna Corp.	4.125%	11/15/25	7,000	8,074
Clorox Co.	3.800%	11/15/21	5,664	5,892

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Clorox Co.	3.050%	9/15/22	6,920	7,243
Clorox Co.	3.500%	12/15/24	8,955	9,916
Coca-Cola Co.	1.550%	9/1/21	20,530	20,794
Coca-Cola Co.	3.300%	9/1/21	22,154	22,829
Coca-Cola Co.	2.200%	5/25/22	11,618	12,015
Coca-Cola Co.	2.500%	4/1/23	13,593	14,321
Coca-Cola Co.	3.200%	11/1/23	14,138	15,387
Coca-Cola Co.	1.750%	9/6/24	15,566	16,307
Coca-Cola Co.	2.950%	3/25/25	15,293	16,908
Coca-Cola Co.	2.875%	10/27/25	7,000	7,760
Coca-Cola European Partners plc	3.250%	8/19/21	674	682
Colgate-Palmolive Co.	2.450%	11/15/21	5,885	6,039
Colgate-Palmolive Co.	2.300%	5/3/22	6,916	7,139
Colgate-Palmolive Co.	2.250%	11/15/22	7,778	8,109
Colgate-Palmolive Co.	1.950%	2/1/23	1,835	1,911
Colgate-Palmolive Co.	2.100%	5/1/23	6,302	6,599
Colgate-Palmolive Co.	3.250%	3/15/24	6,188	6,783
CommonSpirit Health	2.950%	11/1/22	9,832	10,292
CommonSpirit Health	2.760%	10/1/24	11,957	12,475
Conagra Brands Inc.	3.800%	10/22/21	19,762	20,501
Conagra Brands Inc.	3.250%	9/15/22	1,200	1,263
Conagra Brands Inc.	3.200%	1/25/23	9,978	10,529
Conagra Brands Inc.	4.300%	5/1/24	20,704	23,165
Constellation Brands Inc.	2.700%	5/9/22	11,190	11,582
Constellation Brands Inc.	2.650%	11/7/22	22,228	23,161
Constellation Brands Inc.	3.200%	2/15/23	15,333	16,262
Constellation Brands Inc.	4.250%	5/1/23	14,532	15,906
Constellation Brands Inc.	4.750%	11/15/24	10,877	12,588
Covidien International Finance SA	3.200%	6/15/22	14,145	14,745
Covidien International Finance SA	2.950%	6/15/23	4,066	4,314
CVS Health Corp.	3.500%	7/20/22	27,781	29,206
CVS Health Corp.	2.750%	12/1/22	16,405	17,143
CVS Health Corp.	4.750%	12/1/22	7,593	8,219
CVS Health Corp.	3.700%	3/9/23	75,178	80,783
CVS Health Corp.	4.000%	12/5/23	8,745	9,640
CVS Health Corp.	3.375%	8/12/24	10,107	11,062
CVS Health Corp.	2.625%	8/15/24	18,555	19,850
CVS Health Corp.	4.100%	3/25/25	51,860	58,974
CVS Health Corp.	3.875%	7/20/25	43,458	49,134
DH Europe Finance II Sarl	2.050%	11/15/22	13,852	14,306
DH Europe Finance II Sarl	2.200%	11/15/24	12,173	12,873
Diageo Capital plc	2.625%	4/29/23	16,851	17,694
Diageo Capital plc	3.500%	9/18/23	7,380	8,006
Diageo Capital plc	2.125%	10/24/24	10,525	11,087
Diageo Investment Corp.	2.875%	5/11/22	19,593	20,426
Dignity Health	3.125%	11/1/22	4,389	4,528
Eli Lilly & Co.	2.350%	5/15/22	11,030	11,402
Eli Lilly & Co.	2.750%	6/1/25	8,430	9,204
Estee Lauder Cos. Inc.	2.000%	12/1/24	9,791	10,357
Flowers Foods Inc.	4.375%	4/1/22	2,955	3,063
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	3,050	3,184
General Mills Inc.	3.150%	12/15/21	7,553	7,763
General Mills Inc.	2.600%	10/12/22	14,058	14,636
General Mills Inc.	3.700%	10/17/23	17,202	18,876
General Mills Inc.	3.650%	2/15/24	11,127	12,241
General Mills Inc.	4.000%	4/17/25	13,768	15,707
Gilead Sciences Inc.	4.400%	12/1/21	17,516	18,218
Gilead Sciences Inc.	1.950%	3/1/22	3,171	3,238
Gilead Sciences Inc.	3.250%	9/1/22	28,266	29,715
Gilead Sciences Inc.	2.500%	9/1/23	19,345	20,457
Gilead Sciences Inc.	3.700%	4/1/24	33,384	36,829
Gilead Sciences Inc.	3.500%	2/1/25	20,092	22,396
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,103	32,969
GlaxoSmithKline Capital Inc.	3.375%	5/15/23	17,121	18,466

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	GlaxoSmithKline Capital Inc.	3.625%	5/15/25	18,405	20,860
	GlaxoSmithKline Capital plc	2.850%	5/8/22	30,646	31,873
	GlaxoSmithKline Capital plc	2.875%	6/1/22	33,265	34,638
	GlaxoSmithKline Capital plc	3.000%	6/1/24	14,116	15,310
	Hasbro Inc.	2.600%	11/19/22	1,924	1,988
	Hasbro Inc.	3.000%	11/19/24	7,649	8,052
	HCA Inc.	4.750%	5/1/23	32,678	35,823
	HCA Inc.	5.000%	3/15/24	12,441	14,043
	HCA Inc.	5.250%	4/15/25	36,007	41,948
	Hershey Co.	2.625%	5/1/23	750	791
	Hershey Co.	3.375%	5/15/23	8,716	9,386
	Hershey Co.	2.050%	11/15/24	8,000	8,472
	Hershey Co.	0.900%	6/1/25	4,865	4,919
	Hershey Co.	3.200%	8/21/25	2,667	2,983
	JM Smucker Co.	3.500%	10/15/21	10,503	10,864
	JM Smucker Co.	3.000%	3/15/22	10,609	11,011
	JM Smucker Co.	3.500%	3/15/25	20,509	23,158
	Johnson & Johnson	2.450%	12/5/21	5,272	5,411
	Johnson & Johnson	2.250%	3/3/22	17,428	17,906
	Johnson & Johnson	2.050%	3/1/23	6,452	6,701
	Johnson & Johnson	6.730%	11/15/23	50	59
	Johnson & Johnson	3.375%	12/5/23	12,992	14,224
	Johnson & Johnson	2.625%	1/15/25	14,353	15,618
	Johnson & Johnson	0.550%	9/1/25	18,325	18,365
	Kaiser Foundation Hospitals	3.500%	4/1/22	6,272	6,562
	Kellogg Co.	3.125%	5/17/22	3,495	3,646
	Kellogg Co.	2.650%	12/1/23	11,472	12,190
	Keurig Dr Pepper Inc.	2.530%	11/15/21	1,000	1,022
	Keurig Dr Pepper Inc.	4.057%	5/25/23	31,124	34,006
	Keurig Dr Pepper Inc.	3.130%	12/15/23	18,371	19,792
	Keurig Dr Pepper Inc.	4.417%	5/25/25	9,865	11,477
	Kimberly-Clark Corp.	2.400%	3/1/22	3,426	3,525
	Kimberly-Clark Corp.	2.400%	6/1/23	5,267	5,530
	Kimberly-Clark Corp.	3.050%	8/15/25	6,040	6,671
	Kroger Co.	2.950%	11/1/21	7,365	7,562
	Kroger Co.	3.400%	4/15/22	7,075	7,359
	Kroger Co.	2.800%	8/1/22	12,479	13,011
	Kroger Co.	3.850%	8/1/23	14,133	15,350
	Kroger Co.	4.000%	2/1/24	10,328	11,359
	Laboratory Corp. of America Holdings	3.200%	2/1/22	7,436	7,706
	Laboratory Corp. of America Holdings	3.750%	8/23/22	12,734	13,419
	Laboratory Corp. of America Holdings	4.000%	11/1/23	3,173	3,473
	Laboratory Corp. of America Holdings	3.250%	9/1/24	12,045	13,227
	Laboratory Corp. of America Holdings	2.300%	12/1/24	12,401	13,174
	Laboratory Corp. of America Holdings	3.600%	2/1/25	14,932	16,630
	McCormick & Co. Inc.	3.900%	7/15/21	2,755	2,815
	McCormick & Co. Inc.	2.700%	8/15/22	16,142	16,786
	McCormick & Co. Inc.	3.150%	8/15/24	18,075	19,689
	McKesson Corp.	2.700%	12/15/22	4,683	4,870
	McKesson Corp.	2.850%	3/15/23	10,490	11,001
	McKesson Corp.	3.796%	3/15/24	17,653	19,283
	Medtronic Inc.	3.150%	3/15/22	29,821	31,086
	Medtronic Inc.	2.750%	4/1/23	6,179	6,521
	Medtronic Inc.	3.625%	3/15/24	2,169	2,380
	Medtronic Inc.	3.500%	3/15/25	45,230	50,692
	Merck & Co. Inc.	2.350%	2/10/22	18,516	19,072
	Merck & Co. Inc.	2.400%	9/15/22	21,507	22,333
	Merck & Co. Inc.	2.800%	5/18/23	34,735	36,945
	Merck & Co. Inc.	2.900%	3/7/24	13,094	14,123
	Merck & Co. Inc.	2.750%	2/10/25	31,561	34,416
	Molson Coors Beverage Co.	3.500%	5/1/22	5,670	5,913
2	Mondelez International Holdings Netherlands BV	2.125%	9/19/22	6,150	6,350
	Mondelez International Inc.	0.625%	7/1/22	12,897	12,956
	Mondelez International Inc.	2.125%	4/13/23	8,269	8,602

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Mondelez International Inc.	3.625%	5/7/23	11,648	12,579
	Mondelez International Inc.	4.000%	2/1/24	8,399	9,267
	Mondelez International Inc.	1.500%	5/4/25	15,520	16,081
	Mylan Inc.	4.200%	11/29/23	10,878	11,935
	Novartis Capital Corp.	2.400%	5/17/22	20,990	21,803
	Novartis Capital Corp.	2.400%	9/21/22	26,398	27,485
	Novartis Capital Corp.	3.400%	5/6/24	24,015	26,472
	Novartis Capital Corp.	1.750%	2/14/25	27,053	28,296
	PepsiCo Inc.	1.700%	10/6/21	17,240	17,498
	PepsiCo Inc.	2.750%	3/5/22	23,905	24,808
	PepsiCo Inc.	2.250%	5/2/22	15,100	15,584
	PepsiCo Inc.	3.100%	7/17/22	20,782	21,757
	PepsiCo Inc.	2.750%	3/1/23	19,471	20,611
	PepsiCo Inc.	0.750%	5/1/23	16,124	16,333
	PepsiCo Inc.	3.600%	3/1/24	7,286	8,008
	PepsiCo Inc.	2.250%	3/19/25	41,210	44,222
	PepsiCo Inc.	2.750%	4/30/25	18,528	20,255
	PepsiCo Inc.	3.500%	7/17/25	7,130	8,057
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	11,460	12,393
	Pfizer Inc.	3.000%	9/15/21	12,714	13,078
	Pfizer Inc.	2.200%	12/15/21	15,028	15,385
	Pfizer Inc.	2.800%	3/11/22	12,544	13,013
	Pfizer Inc.	3.000%	6/15/23	10,777	11,553
	Pfizer Inc.	5.800%	8/12/23	5,060	5,812
	Pfizer Inc.	3.200%	9/15/23	14,644	15,849
	Pfizer Inc.	2.950%	3/15/24	27,385	29,608
	Pfizer Inc.	3.400%	5/15/24	18,731	20,693
	Pfizer Inc.	0.800%	5/28/25	10,754	10,859
	Philip Morris International Inc.	2.900%	11/15/21	12,672	13,063
	Philip Morris International Inc.	2.625%	2/18/22	14,523	14,971
	Philip Morris International Inc.	2.375%	8/17/22	18,645	19,343
	Philip Morris International Inc.	2.500%	8/22/22	11,444	11,939
	Philip Morris International Inc.	2.500%	11/2/22	11,821	12,338
	Philip Morris International Inc.	2.625%	3/6/23	9,887	10,405
	Philip Morris International Inc.	1.125%	5/1/23	14,995	15,252
	Philip Morris International Inc.	2.125%	5/10/23	8,854	9,209
	Philip Morris International Inc.	3.600%	11/15/23	8,654	9,479
	Philip Morris International Inc.	2.875%	5/1/24	13,916	15,015
	Philip Morris International Inc.	3.250%	11/10/24	17,513	19,411
	Philip Morris International Inc.	1.500%	5/1/25	7,210	7,460
	Philip Morris International Inc.	3.375%	8/11/25	11,704	13,107
1	Procter & Gamble - Esop	9.360%	1/1/21	159	162
	Procter & Gamble Co.	1.700%	11/3/21	15,989	16,259
	Procter & Gamble Co.	2.300%	2/6/22	20,628	21,224
	Procter & Gamble Co.	2.150%	8/11/22	13,858	14,375
	Procter & Gamble Co.	3.100%	8/15/23	20,182	21,888
	Procter & Gamble Co.	2.450%	3/25/25	20,256	21,964
	Quest Diagnostics Inc.	4.250%	4/1/24	6,317	7,019
	Quest Diagnostics Inc.	3.500%	3/30/25	8,450	9,342
	Reynolds American Inc.	4.000%	6/12/22	16,077	17,035
	Reynolds American Inc.	4.850%	9/15/23	17,680	19,753
	Reynolds American Inc.	4.450%	6/12/25	48,314	55,005
2	Royalty Pharma plc	0.750%	9/2/23	17,700	17,688
2	Royalty Pharma plc	1.200%	9/2/25	5,000	4,990
	Sanofi	3.375%	6/19/23	14,019	15,154
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	14,266	14,551
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	43,911	46,745
	SSM Health Care Corp.	3.688%	6/1/23	8,175	8,772
	Stryker Corp.	3.375%	5/15/24	9,125	9,968
	Stryker Corp.	1.150%	6/15/25	9,074	9,210
	Sysco Corp.	2.600%	6/12/22	11,258	11,658
	Sysco Corp.	3.550%	3/15/25	9,525	10,386
	Sysco Corp.	5.650%	4/1/25	6,619	7,841
	Sysco Corp.	3.750%	10/1/25	3,000	3,306

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	27,837	28,951
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	28,118	31,388
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	18,905	20,039
	Thermo Fisher Scientific Inc.	4.150%	2/1/24	14,341	15,879
	Thermo Fisher Scientific Inc.	4.133%	3/25/25	26,549	30,464
	Tyson Foods Inc.	2.250%	8/23/21	9,453	9,610
	Tyson Foods Inc.	4.500%	6/15/22	26,100	27,712
	Tyson Foods Inc.	3.900%	9/28/23	8,603	9,405
	Tyson Foods Inc.	3.950%	8/15/24	22,328	24,819
	Unilever Capital Corp.	1.375%	7/28/21	9,937	10,036
	Unilever Capital Corp.	3.000%	3/7/22	8,330	8,653
	Unilever Capital Corp.	2.200%	5/5/22	9,926	10,211
	Unilever Capital Corp.	3.125%	3/22/23	11,965	12,757
	Unilever Capital Corp.	3.250%	3/7/24	9,401	10,234
	Unilever Capital Corp.	2.600%	5/5/24	9,210	9,853
	Unilever Capital Corp.	3.375%	3/22/25	5,500	6,123
	Unilever Capital Corp.	3.100%	7/30/25	8,949	9,940
2	Upjohn Inc.	1.125%	6/22/22	22,830	23,049
2	Upjohn Inc.	1.650%	6/22/25	15,722	16,164
	UPMC	3.600%	4/3/25	6,100	6,654
	Whirlpool Corp.	4.700%	6/1/22	5,075	5,432
	Whirlpool Corp.	4.000%	3/1/24	5,550	6,072
	Whirlpool Corp.	3.700%	5/1/25	3,479	3,906
	Wyeth LLC	6.450%	2/1/24	7,235	8,647
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	4,355	4,469
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	12,146	12,570
	Zimmer Biomet Holdings Inc.	3.700%	3/19/23	5,121	5,486
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	29,465	32,738
	Zoetis Inc.	3.250%	8/20/21	6,285	6,464
	Zoetis Inc.	3.250%	2/1/23	16,938	17,956
	Energy (7.6%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	21,993	23,036
	Boardwalk Pipelines LP	3.375%	2/1/23	7,345	7,482
	Boardwalk Pipelines LP	4.950%	12/15/24	7,229	7,849
	BP Capital Markets America Inc.	3.245%	5/6/22	32,357	33,850
	BP Capital Markets America Inc.	2.520%	9/19/22	21,593	22,429
	BP Capital Markets America Inc.	2.937%	4/6/23	8,762	9,305
	BP Capital Markets America Inc.	2.750%	5/10/23	34,807	36,969
	BP Capital Markets America Inc.	3.216%	11/28/23	9,808	10,565
	BP Capital Markets America Inc.	3.790%	2/6/24	14,901	16,368
	BP Capital Markets America Inc.	3.224%	4/14/24	15,534	16,775
	BP Capital Markets America Inc.	3.194%	4/6/25	17,566	19,334
	BP Capital Markets plc	3.561%	11/1/21	20,732	21,484
	BP Capital Markets plc	3.062%	3/17/22	14,174	14,740
	BP Capital Markets plc	3.245%	5/6/22	100	105
	BP Capital Markets plc	2.500%	11/6/22	14,020	14,596
	BP Capital Markets plc	3.994%	9/26/23	13,619	15,012
	BP Capital Markets plc	3.814%	2/10/24	32,024	35,256
	BP Capital Markets plc	3.535%	11/4/24	9,024	9,979
	BP Capital Markets plc	3.506%	3/17/25	14,153	15,774
1	BP Capital Markets plc	4.375%	12/31/49	3,175	3,324
	Canadian Natural Resources Ltd.	3.450%	11/15/21	8,868	9,090
	Canadian Natural Resources Ltd.	2.950%	1/15/23	17,966	18,752
	Canadian Natural Resources Ltd.	3.800%	4/15/24	13,856	14,930
	Canadian Natural Resources Ltd.	3.900%	2/1/25	10,689	11,651
	Canadian Natural Resources Ltd.	2.050%	7/15/25	6,104	6,234
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	23,026	26,763
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	30,953	35,635
	Chevron Corp.	2.411%	3/3/22	16,215	16,662
	Chevron Corp.	2.498%	3/3/22	12,921	13,325
	Chevron Corp.	2.355%	12/5/22	39,047	40,610
	Chevron Corp.	1.141%	5/11/23	23,956	24,436

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Chevron Corp.	2.566%	5/16/23	11,584	12,224
	Chevron Corp.	3.191%	6/24/23	29,062	31,133
	Chevron Corp.	2.895%	3/3/24	17,879	19,221
	Chevron Corp.	1.554%	5/11/25	44,500	46,288
	Chevron USA Inc.	0.333%	8/12/22	5,000	5,000
	Chevron USA Inc.	0.426%	8/11/23	5,000	5,008
	Chevron USA Inc.	0.687%	8/12/25	10,000	9,998
	Cimarex Energy Co.	4.375%	6/1/24	12,933	13,887
	Columbia Pipeline Group Inc.	4.500%	6/1/25	16,634	19,289
	Concho Resources Inc.	4.375%	1/15/25	9,007	9,289
	ConocoPhillips Co.	2.400%	12/15/22	2,315	2,407
	ConocoPhillips Co.	3.350%	11/15/24	6,969	7,650
	Diamondback Energy Inc.	2.875%	12/1/24	15,261	15,719
	Diamondback Energy Inc.	4.750%	5/31/25	8,756	9,594
	Diamondback Energy Inc.	5.375%	5/31/25	6,775	7,038
	Diamondback Energy Inc.	3.250%	12/1/26	8,617	8,811
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	6,015	6,495
	Dominion Energy Gas Holdings LLC	2.500%	11/15/24	8,030	8,578
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	5,621	6,250
	Enable Midstream Partners LP	3.900%	5/15/24	15,387	15,272
	Enbridge Energy Partners LP	4.200%	9/15/21	8,714	8,949
	Enbridge Inc.	2.900%	7/15/22	9,245	9,602
	Enbridge Inc.	4.000%	10/1/23	16,905	18,386
	Enbridge Inc.	3.500%	6/10/24	9,149	9,916
	Enbridge Inc.	2.500%	1/15/25	12,878	13,594
	Energy Transfer Operating LP	5.200%	2/1/22	9,538	9,943
	Energy Transfer Operating LP	3.600%	2/1/23	21,740	22,528
	Energy Transfer Operating LP	4.250%	3/15/23	21,982	23,164
	Energy Transfer Operating LP	4.200%	9/15/23	10,713	11,369
	Energy Transfer Operating LP	5.875%	1/15/24	14,992	16,641
	Energy Transfer Operating LP	4.900%	2/1/24	8,160	8,792
	Energy Transfer Operating LP	4.500%	4/15/24	9,937	10,682
	Energy Transfer Operating LP	4.050%	3/15/25	15,144	16,147
	Energy Transfer Operating LP	2.900%	5/15/25	16,610	17,067
	Enterprise Products Operating LLC	3.500%	2/1/22	6,800	7,084
	Enterprise Products Operating LLC	4.050%	2/15/22	15,373	16,142
	Enterprise Products Operating LLC	3.350%	3/15/23	28,293	30,025
	Enterprise Products Operating LLC	3.900%	2/15/24	14,493	15,899
	Enterprise Products Operating LLC	3.750%	2/15/25	26,045	29,048
1	Enterprise Products Operating LLC	4.875%	8/16/77	8,850	7,876
	EOG Resources Inc.	4.100%	2/1/21	9,319	9,459
	EOG Resources Inc.	2.625%	3/15/23	12,412	13,033
	EOG Resources Inc.	3.150%	4/1/25	5,330	5,870
	Exxon Mobil Corp.	2.397%	3/6/22	23,270	23,922
	Exxon Mobil Corp.	1.902%	8/16/22	14,770	15,230
	Exxon Mobil Corp.	2.726%	3/1/23	27,411	28,898
	Exxon Mobil Corp.	1.571%	4/15/23	41,577	42,843
	Exxon Mobil Corp.	3.176%	3/15/24	8,137	8,813
	Exxon Mobil Corp.	2.019%	8/16/24	25,235	26,613
	Exxon Mobil Corp.	2.709%	3/6/25	16,438	17,797
	Exxon Mobil Corp.	2.992%	3/19/25	68,771	75,504
	Halliburton Co.	3.250%	11/15/21	8,620	8,835
	Halliburton Co.	3.500%	8/1/23	11,866	12,637
	Helmerich & Payne Inc.	4.650%	3/15/25	7,200	7,920
	Hess Corp.	3.500%	7/15/24	6,743	6,971
	Husky Energy Inc.	3.950%	4/15/22	9,669	9,971
	Husky Energy Inc.	4.000%	4/15/24	12,255	12,991
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	9,030	9,351
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	5,782	6,078
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	15,153	16,006
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	11,528	12,161
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	9,600	10,282
	Kinder Morgan Energy Partners LP	4.150%	2/1/24	10,443	11,446
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	11,360	12,592

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Kinder Morgan Energy Partners LP	4.250%	9/1/24	12,824	14,294
Kinder Morgan Inc.	3.150%	1/15/23	14,677	15,448
Kinder Morgan Inc.	4.300%	6/1/25	27,186	30,832
Marathon Oil Corp.	2.800%	11/1/22	16,135	16,458
Marathon Oil Corp.	3.850%	6/1/25	14,609	15,066
Marathon Petroleum Corp.	5.375%	10/1/22	50	50
Marathon Petroleum Corp.	4.500%	5/1/23	15,595	16,960
Marathon Petroleum Corp.	4.750%	12/15/23	10,669	11,829
Marathon Petroleum Corp.	3.625%	9/15/24	8,032	8,644
Marathon Petroleum Corp.	4.700%	5/1/25	37,523	42,729
MPLX LP	3.500%	12/1/22	11,850	12,413
MPLX LP	3.375%	3/15/23	11,833	12,469
MPLX LP	4.500%	7/15/23	18,255	19,784
MPLX LP	4.875%	12/1/24	22,922	25,845
MPLX LP	5.250%	1/15/25	11,565	12,013
MPLX LP	4.000%	2/15/25	13,608	14,850
MPLX LP	4.875%	6/1/25	16,123	18,380
National Fuel Gas Co.	4.900%	12/1/21	8,564	8,889
National Fuel Gas Co.	3.750%	3/1/23	9,625	9,961
National Fuel Gas Co.	5.200%	7/15/25	6,528	7,139
Newfield Exploration Co.	5.750%	1/30/22	14,632	14,943
Newfield Exploration Co.	5.625%	7/1/24	13,196	13,460
Noble Energy Inc.	3.900%	11/15/24	7,584	8,409
ONEOK Inc.	4.250%	2/1/22	7,739	8,029
ONEOK Inc.	7.500%	9/1/23	8,980	10,327
ONEOK Inc.	2.750%	9/1/24	10,410	10,725
ONEOK Partners LP	3.375%	10/1/22	20,472	21,316
ONEOK Partners LP	5.000%	9/15/23	7,680	8,342
ONEOK Partners LP	4.900%	3/15/25	7,212	7,894
Ovintiv Inc.	3.900%	11/15/21	11,219	11,303
Petro-Canada	9.250%	10/15/21	5,436	5,918
Phillips 66	4.300%	4/1/22	31,707	33,571
Phillips 66	3.700%	4/6/23	5,519	5,941
Phillips 66	3.850%	4/9/25	20,515	22,930
Phillips 66 Partners LP	2.450%	12/15/24	7,097	7,337
Phillips 66 Partners LP	3.605%	2/15/25	9,649	10,359
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	9,017	9,253
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	9,221	9,395
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	12,693	13,391
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	17,321	18,052
Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	11,625	12,229
Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	11,738	12,431
Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	13,782	14,760
Sabine Pass Liquefaction LLC	6.250%	3/15/22	11,588	12,364
Sabine Pass Liquefaction LLC	5.625%	4/15/23	25,806	28,490
Sabine Pass Liquefaction LLC	5.750%	5/15/24	29,682	33,986
Sabine Pass Liquefaction LLC	5.625%	3/1/25	43,648	50,850
Schlumberger Investment SA	3.650%	12/1/23	21,653	23,473
Shell International Finance BV	1.750%	9/12/21	10,000	10,150
Shell International Finance BV	2.375%	8/21/22	22,311	23,178
Shell International Finance BV	2.250%	1/6/23	18,174	18,973
Shell International Finance BV	3.400%	8/12/23	18,545	20,143
Shell International Finance BV	3.500%	11/13/23	8,253	9,013
Shell International Finance BV	2.000%	11/7/24	25,338	26,711
Shell International Finance BV	2.375%	4/6/25	29,646	31,801
Shell International Finance BV	3.250%	5/11/25	42,538	47,381
Spectra Energy Partners LP	4.750%	3/15/24	20,082	22,527
Spectra Energy Partners LP	3.500%	3/15/25	4,874	5,345
Suncor Energy Inc.	2.800%	5/15/23	6,870	7,231
Suncor Energy Inc.	3.600%	12/1/24	16,880	18,591
Suncor Energy Inc.	3.100%	5/15/25	6,464	7,073

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	4,117	4,297
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	4,020	4,151
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	17,283	18,298
TechnipFMC plc	3.450%	10/1/22	6,629	6,785
Total Capital Canada Ltd.	2.750%	7/15/23	30,601	32,650
Total Capital International SA	2.875%	2/17/22	16,033	16,614
Total Capital International SA	2.700%	1/25/23	24,198	25,504
Total Capital International SA	3.700%	1/15/24	20,203	22,290
Total Capital International SA	3.750%	4/10/24	19,408	21,496
Total Capital International SA	2.434%	1/10/25	14,388	15,377
Total Capital SA	4.250%	12/15/21	5,728	6,014
TransCanada PipeLines Ltd.	2.500%	8/1/22	16,975	17,551
TransCanada PipeLines Ltd.	3.750%	10/16/23	14,306	15,562
Valero Energy Corp.	2.700%	4/15/23	21,720	22,671
Valero Energy Corp.	3.650%	3/15/25	12,802	14,064
Valero Energy Corp.	2.850%	4/15/25	8,744	9,324
Williams Cos. Inc.	7.875%	9/1/21	3,974	4,258
Williams Cos. Inc.	4.000%	11/15/21	10,000	10,313
Williams Cos. Inc.	3.600%	3/15/22	26,282	27,300
Williams Cos. Inc.	3.350%	8/15/22	18,205	18,954
Williams Cos. Inc.	3.700%	1/15/23	16,963	17,959
Williams Cos. Inc.	4.500%	11/15/23	12,171	13,372
Williams Cos. Inc.	4.300%	3/4/24	18,681	20,528
Williams Cos. Inc.	4.550%	6/24/24	16,438	18,384
Williams Cos. Inc.	3.900%	1/15/25	11,343	12,459
Other Industrial (0.1%)
CBRE Services Inc.	5.250%	3/15/25	6,309	7,248
Cintas Corp. No. 2	4.300%	6/1/21	2,015	2,067
Cintas Corp. No. 2	2.900%	4/1/22	5,451	5,651
Cintas Corp. No. 2	3.250%	6/1/22	4,675	4,860
Fluor Corp.	3.500%	12/15/24	2,273	1,773
Yale University	0.873%	4/15/25	7,000	7,080
Technology (9.2%)
Adobe Inc.	1.700%	2/1/23	9,095	9,405
Adobe Inc.	1.900%	2/1/25	10,491	11,103
Adobe Inc.	3.250%	2/1/25	16,909	18,781
Alphabet Inc.	3.375%	2/25/24	14,906	16,437
Alphabet Inc.	0.450%	8/15/25	17,500	17,461
Altera Corp.	4.100%	11/15/23	11,177	12,472
Analog Devices Inc.	2.500%	12/5/21	10,645	10,898
Analog Devices Inc.	2.875%	6/1/23	5,506	5,821
Analog Devices Inc.	3.125%	12/5/23	6,498	7,005
Analog Devices Inc.	2.950%	4/1/25	4,982	5,461
Apple Inc.	2.150%	2/9/22	22,783	23,379
Apple Inc.	2.500%	2/9/22	26,576	27,382
Apple Inc.	2.300%	5/11/22	18,952	19,569
Apple Inc.	2.700%	5/13/22	20,658	21,482
Apple Inc.	1.700%	9/11/22	12,315	12,660
Apple Inc.	2.100%	9/12/22	15,925	16,469
Apple Inc.	2.400%	1/13/23	15,273	15,998
Apple Inc.	2.850%	2/23/23	22,978	24,317
Apple Inc.	2.400%	5/3/23	95,813	101,137
Apple Inc.	0.750%	5/11/23	31,240	31,620
Apple Inc.	3.000%	2/9/24	32,496	35,069
Apple Inc.	3.450%	5/6/24	40,285	44,581
Apple Inc.	2.850%	5/11/24	43,924	47,459
Apple Inc.	1.800%	9/11/24	12,409	13,027
Apple Inc.	2.750%	1/13/25	9,928	10,823
Apple Inc.	2.500%	2/9/25	22,714	24,568
Apple Inc.	1.125%	5/11/25	43,619	44,738
Apple Inc.	3.200%	5/13/25	48,542	54,333
Apple Inc.	0.550%	8/20/25	22,000	22,022
Arrow Electronics Inc.	3.500%	4/1/22	4,521	4,650

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Arrow Electronics Inc.	4.500%	3/1/23	4,370	4,670
	Arrow Electronics Inc.	3.250%	9/8/24	11,521	12,355
	Arrow Electronics Inc.	4.000%	4/1/25	4,920	5,298
	Autodesk Inc.	3.600%	12/15/22	2,993	3,169
	Autodesk Inc.	4.375%	6/15/25	5,608	6,356
	Avnet Inc.	3.750%	12/1/21	4,675	4,796
	Avnet Inc.	4.875%	12/1/22	6,175	6,650
	Baidu Inc.	2.875%	7/6/22	10,175	10,479
	Baidu Inc.	3.500%	11/28/22	4,499	4,724
	Baidu Inc.	3.875%	9/29/23	17,430	18,778
	Baidu Inc.	4.375%	5/14/24	21,800	24,031
	Baidu Inc.	3.075%	4/7/25	12,000	12,830
	Baidu Inc.	4.125%	6/30/25	6,910	7,720
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	13,000	13,364
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	17,666	18,374
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	29,549	31,911
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	16,319	17,505
	Broadcom Inc.	3.125%	10/15/22	11,120	11,649
	Broadcom Inc.	2.250%	11/15/23	6,000	6,228
	Broadcom Inc.	3.625%	10/15/24	25,540	28,010
	Broadcom Inc.	4.700%	4/15/25	37,500	42,849
	Broadcom Inc.	3.150%	11/15/25	2,000	2,162
	Cadence Design Systems Inc.	4.375%	10/15/24	5,382	6,039
	Cisco Systems Inc.	1.850%	9/20/21	36,117	36,673
	Cisco Systems Inc.	3.000%	6/15/22	10,176	10,683
	Cisco Systems Inc.	2.600%	2/28/23	8,140	8,596
	Cisco Systems Inc.	2.200%	9/20/23	14,871	15,671
	Cisco Systems Inc.	3.625%	3/4/24	14,168	15,749
	Cisco Systems Inc.	3.500%	6/15/25	3,242	3,706
	Corning Inc.	2.900%	5/15/22	6,788	7,013
2	Dell International LLC / EMC Corp.	5.450%	6/15/23	70,778	77,850
2	Dell International LLC / EMC Corp.	4.000%	7/15/24	16,105	17,429
2	Dell International LLC / EMC Corp.	5.850%	7/15/25	12,942	15,202
	DXC Technology Co.	4.000%	4/15/23	11,533	12,160
	DXC Technology Co.	4.250%	4/15/24	12,838	13,950
	DXC Technology Co.	4.125%	4/15/25	16,110	17,431
	Equifax Inc.	3.600%	8/15/21	4,604	4,739
	Equifax Inc.	3.300%	12/15/22	10,737	11,305
	Equifax Inc.	3.950%	6/15/23	5,816	6,296
	Equifax Inc.	2.600%	12/1/24	15,099	16,092
	Equinix Inc.	2.625%	11/18/24	24,688	26,487
	Equinix Inc.	1.250%	7/15/25	624	633
	Fidelity National Information Services Inc.	3.500%	4/15/23	25,015	26,702
	Fidelity National Information Services Inc.	3.875%	6/5/24	6,434	7,100
	Fiserv Inc.	3.500%	10/1/22	15,993	16,856
	Fiserv Inc.	3.800%	10/1/23	29,996	32,843
	Fiserv Inc.	2.750%	7/1/24	46,041	49,386
	Fiserv Inc.	3.850%	6/1/25	3,679	4,171
	Flex Ltd.	5.000%	2/15/23	7,146	7,798
	Flex Ltd.	4.750%	6/15/25	8,785	9,856
	Global Payments Inc.	3.750%	6/1/23	9,641	10,350
	Global Payments Inc.	4.000%	6/1/23	12,835	13,924
	Global Payments Inc.	2.650%	2/15/25	21,482	22,956
	Hewlett Packard Enterprise Co.	3.500%	10/5/21	6,763	6,968
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	33,685	36,041
	Hewlett Packard Enterprise Co.	2.250%	4/1/23	11,475	11,856
	Hewlett Packard Enterprise Co.	4.450%	10/2/23	20,100	22,125
	Hewlett Packard Enterprise Co.	1.450%	4/1/24	18,855	19,059
	Hewlett Packard Enterprise Co.	4.650%	10/1/24	17,765	20,095
	HP Inc.	4.050%	9/15/22	8,050	8,589
	HP Inc.	2.200%	6/17/25	20,300	21,450
	IBM Credit LLC	1.800%	1/20/21	25	25
	IBM Credit LLC	3.600%	11/30/21	8,800	9,163
	IBM Credit LLC	2.200%	9/8/22	7,715	7,993

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	IBM Credit LLC	3.000%	2/6/23	9,077	9,640
	Intel Corp.	3.300%	10/1/21	32,614	33,708
	Intel Corp.	2.350%	5/11/22	12,167	12,564
	Intel Corp.	3.100%	7/29/22	16,462	17,346
	Intel Corp.	2.700%	12/15/22	29,890	31,571
	Intel Corp.	2.875%	5/11/24	22,930	24,806
	Intel Corp.	3.400%	3/25/25	36,152	40,497
	Intel Corp.	3.700%	7/29/25	36,751	41,835
	International Business Machines Corp.	2.500%	1/27/22	19,593	20,201
	International Business Machines Corp.	2.850%	5/13/22	55,014	57,365
	International Business Machines Corp.	1.875%	8/1/22	14,382	14,804
	International Business Machines Corp.	2.875%	11/9/22	27,083	28,520
	International Business Machines Corp.	3.375%	8/1/23	35,623	38,668
	International Business Machines Corp.	3.625%	2/12/24	20,879	23,015
	International Business Machines Corp.	3.000%	5/15/24	46,536	50,624
	Intuit Inc.	0.650%	7/15/23	7,545	7,590
	Intuit Inc.	0.950%	7/15/25	8,349	8,444
	Jabil Inc.	4.700%	9/15/22	7,198	7,698
	Juniper Networks Inc.	4.500%	3/15/24	10,765	12,041
	Juniper Networks Inc.	4.350%	6/15/25	4,986	5,615
	Keysight Technologies Inc.	4.550%	10/30/24	3,117	3,519
	KLA Corp.	4.650%	11/1/24	22,361	25,698
	Lam Research Corp.	3.800%	3/15/25	10,696	12,136
2	Leidos Inc.	2.950%	5/15/23	8,000	8,430
2	Leidos Inc.	3.625%	5/15/25	9,700	10,815
	Marvell Technology Group Ltd.	4.200%	6/22/23	9,451	10,207
	Maxim Integrated Products Inc.	3.375%	3/15/23	7,157	7,583
	Microchip Technology Inc.	4.333%	6/1/23	21,414	23,090
	Micron Technology Inc.	2.497%	4/24/23	20,230	21,126
	Micron Technology Inc.	4.640%	2/6/24	7,281	8,100
	Microsoft Corp.	1.550%	8/8/21	12,000	12,136
	Microsoft Corp.	2.400%	2/6/22	39,339	40,488
	Microsoft Corp.	2.375%	2/12/22	19,477	20,048
	Microsoft Corp.	2.650%	11/3/22	23,089	24,205
	Microsoft Corp.	2.125%	11/15/22	15,894	16,510
	Microsoft Corp.	2.375%	5/1/23	20,697	21,743
	Microsoft Corp.	2.000%	8/8/23	24,763	25,937
	Microsoft Corp.	3.625%	12/15/23	22,930	25,244
	Microsoft Corp.	2.875%	2/6/24	49,366	53,280
	Microsoft Corp.	2.700%	2/12/25	39,447	43,149
	Motorola Solutions Inc.	3.750%	5/15/22	9,768	10,308
	Motorola Solutions Inc.	3.500%	3/1/23	5,753	6,092
	Motorola Solutions Inc.	4.000%	9/1/24	8,614	9,530
	NetApp Inc.	3.300%	9/29/24	6,932	7,558
	NetApp Inc.	1.875%	6/22/25	12,559	13,077
	NVIDIA Corp.	2.200%	9/16/21	14,122	14,376
2	NXP BV / NXP Funding LLC	4.875%	3/1/24	14,742	16,569
2	NXP BV / NXP Funding LLC / NXP USA Inc.	2.700%	5/1/25	10,974	11,671
	Oracle Corp.	1.900%	9/15/21	69,665	70,756
	Oracle Corp.	2.500%	5/15/22	41,355	42,730
	Oracle Corp.	2.500%	10/15/22	57,700	60,283
	Oracle Corp.	2.625%	2/15/23	32,969	34,699
	Oracle Corp.	3.625%	7/15/23	17,930	19,529
	Oracle Corp.	2.400%	9/15/23	44,383	46,871
	Oracle Corp.	3.400%	7/8/24	33,437	36,704
	Oracle Corp.	2.950%	11/15/24	35,752	39,023
	Oracle Corp.	2.500%	4/1/25	53,432	57,604
	Oracle Corp.	2.950%	5/15/25	37,038	40,594
	PayPal Holdings Inc.	2.200%	9/26/22	28,963	30,014
	PayPal Holdings Inc.	1.350%	6/1/23	15,178	15,530
	PayPal Holdings Inc.	2.400%	10/1/24	21,721	23,179
	PayPal Holdings Inc.	1.650%	6/1/25	9,275	9,648
	QUALCOMM Inc.	3.000%	5/20/22	18,993	19,852
	QUALCOMM Inc.	2.600%	1/30/23	4,406	4,630

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	QUALCOMM Inc.	2.900%	5/20/24	10,996	11,846
	QUALCOMM Inc.	3.450%	5/20/25	20,501	22,945
2	QUALCOMM Inc.	1.300%	5/20/28	13,346	13,353
	salesforce.com Inc.	3.250%	4/11/23	18,075	19,385
	Seagate HDD Cayman	4.750%	6/1/23	7,325	7,893
	Seagate HDD Cayman	4.875%	3/1/24	11,986	13,095
	Seagate HDD Cayman	4.750%	1/1/25	11,690	12,742
	Texas Instruments Inc.	1.850%	5/15/22	9,709	9,955
	Texas Instruments Inc.	2.250%	5/1/23	3,500	3,657
	Texas Instruments Inc.	2.625%	5/15/24	12,060	12,950
	Texas Instruments Inc.	1.375%	3/12/25	18,110	18,774
	Trimble Inc.	4.150%	6/15/23	4,436	4,762
	Trimble Inc.	4.750%	12/1/24	6,302	6,972
	Tyco Electronics Group SA	3.500%	2/3/22	10,226	10,589
	Tyco Electronics Group SA	3.450%	8/1/24	7,311	7,933
	Verisk Analytics Inc.	4.125%	9/12/22	10,379	11,060
	Verisk Analytics Inc.	4.000%	6/15/25	17,465	19,953
	VMware Inc.	2.950%	8/21/22	34,238	35,724
	VMware Inc.	4.500%	5/15/25	17,945	20,457
	Xilinx Inc.	2.950%	6/1/24	9,185	9,927
	Transportation (1.7%)
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	9,347	9,584
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	12,110	12,529
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	12,766	13,352
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	9,217	9,782
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	19,255	21,048
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	10,948	12,095
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	11,830	13,071
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	6,015	6,601
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	2,300	2,626
	Canadian National Railway Co.	2.850%	12/15/21	9,925	10,173
	Canadian National Railway Co.	2.950%	11/21/24	4,524	4,850
	Canadian Pacific Railway Co.	9.450%	8/1/21	2,250	2,407
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,067	4,398
	Canadian Pacific Railway Co.	2.900%	2/1/25	13,499	14,725
1	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	4,326	4,063
1	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	6,761	6,308
1	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	1,222	1,140
	CSX Corp.	3.700%	11/1/23	9,563	10,445
	CSX Corp.	3.400%	8/1/24	14,806	16,345
1	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	3,372	3,355
	Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%	4/25/24	4,716	4,669
	FedEx Corp.	3.400%	1/14/22	6,524	6,779
	FedEx Corp.	2.625%	8/1/22	13,131	13,673
	FedEx Corp.	4.000%	1/15/24	8,237	9,139
	FedEx Corp.	3.200%	2/1/25	8,497	9,317
	FedEx Corp.	3.800%	5/15/25	24,369	27,545
	JB Hunt Transport Services Inc.	3.300%	8/15/22	5,993	6,269
	Kansas City Southern	3.000%	5/15/23	3,887	4,005
	Norfolk Southern Corp.	3.250%	12/1/21	6,455	6,647
	Norfolk Southern Corp.	3.000%	4/1/22	17,849	18,461
	Norfolk Southern Corp.	2.903%	2/15/23	7,857	8,277
	Norfolk Southern Corp.	3.850%	1/15/24	4,442	4,875
	Norfolk Southern Corp.	5.590%	5/17/25	1,770	2,100
	Norfolk Southern Corp.	3.650%	8/1/25	2,811	3,176
	Ryder System Inc.	2.250%	9/1/21	5,907	5,986
	Ryder System Inc.	3.450%	11/15/21	1,750	1,807
	Ryder System Inc.	2.800%	3/1/22	5,907	6,086
	Ryder System Inc.	2.875%	6/1/22	14,145	14,672
	Ryder System Inc.	2.500%	9/1/22	2,585	2,677
	Ryder System Inc.	3.400%	3/1/23	9,957	10,577
	Ryder System Inc.	3.750%	6/9/23	9,789	10,562
	Ryder System Inc.	3.875%	12/1/23	3,824	4,170

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Ryder System Inc.	3.650%	3/18/24	13,391	14,580
	Ryder System Inc.	2.500%	9/1/24	11,836	12,488
	Southwest Airlines Co.	2.750%	11/16/22	6,450	6,578
	Southwest Airlines Co.	4.750%	5/4/23	18,000	19,080
	Southwest Airlines Co.	5.250%	5/4/25	25,742	27,962
	Union Pacific Corp.	2.950%	3/1/22	14,004	14,539
	Union Pacific Corp.	4.163%	7/15/22	14,608	15,492
	Union Pacific Corp.	2.950%	1/15/23	8,617	9,063
	Union Pacific Corp.	2.750%	4/15/23	5,804	6,116
	Union Pacific Corp.	3.500%	6/8/23	8,013	8,655
	Union Pacific Corp.	3.646%	2/15/24	8,175	8,930
	Union Pacific Corp.	3.150%	3/1/24	7,958	8,615
	Union Pacific Corp.	3.750%	3/15/24	8,168	8,963
	Union Pacific Corp.	3.250%	1/15/25	4,661	5,122
	Union Pacific Corp.	3.750%	7/15/25	4,153	4,717
	Union Pacific Corp.	3.250%	8/15/25	8,024	8,907
1	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	9,390	8,710
	United Parcel Service Inc.	2.350%	5/16/22	10,633	10,963
	United Parcel Service Inc.	2.450%	10/1/22	18,021	18,812
	United Parcel Service Inc.	2.500%	4/1/23	21,310	22,392
	United Parcel Service Inc.	2.200%	9/1/24	2,104	2,229
	United Parcel Service Inc.	2.800%	11/15/24	12,874	13,972
	United Parcel Service Inc.	3.900%	4/1/25	16,519	18,772
					20,381,089
Utilities (4.7%)
	Electric (4.4%)
	AEP Texas Inc.	2.400%	10/1/22	5,975	6,187
	Alabama Power Co.	2.450%	3/30/22	13,940	14,345
	Alabama Power Co.	3.550%	12/1/23	5,980	6,535
	Ameren Corp.	2.500%	9/15/24	9,710	10,378
	Ameren Illinois Co.	2.700%	9/1/22	5,160	5,360
	Ameren Illinois Co.	3.250%	3/1/25	4,627	5,094
	American Electric Power Co. Inc.	3.650%	12/1/21	8,967	9,327
	American Electric Power Co. Inc.	2.950%	12/15/22	15,985	16,863
	Appalachian Power Co.	3.400%	6/1/25	2,472	2,710
	Arizona Public Service Co.	3.150%	5/15/25	5,239	5,772
	Avangrid Inc.	3.150%	12/1/24	10,151	11,088
	Avangrid Inc.	3.200%	4/15/25	13,827	15,248
	Baltimore Gas & Electric Co.	3.500%	11/15/21	5,918	6,108
	Baltimore Gas & Electric Co.	3.350%	7/1/23	5,945	6,370
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	6,419	6,774
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	9,105	9,967
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	9,665	10,738
2	Berkshire Hathaway Energy Co.	4.050%	4/15/25	11,518	13,183
	Black Hills Corp.	4.250%	11/30/23	4,657	5,092
	CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,987	3,073
	CenterPoint Energy Inc.	3.600%	11/1/21	7,515	7,778
	CenterPoint Energy Inc.	2.500%	9/1/22	8,927	9,250
	CenterPoint Energy Inc.	3.850%	2/1/24	7,523	8,244
	CenterPoint Energy Inc.	2.500%	9/1/24	9,655	10,271
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,900	2,206
	CMS Energy Corp.	5.050%	3/15/22	6,038	6,362
	Commonwealth Edison Co.	3.400%	9/1/21	9,283	9,501
	Connecticut Light & Power Co.	2.500%	1/15/23	8,068	8,413
	Consumers Energy Co.	2.850%	5/15/22	8,069	8,367
	Consumers Energy Co.	3.375%	8/15/23	9,105	9,868
	Delmarva Power & Light Co.	3.500%	11/15/23	7,604	8,268
	Dominion Energy Inc.	4.104%	4/1/21	7,680	7,833
	Dominion Energy Inc.	2.000%	8/15/21	7,376	7,479
	Dominion Energy Inc.	2.715%	8/15/21	7,515	7,672
	Dominion Energy Inc.	2.750%	1/15/22	13,745	14,260
	Dominion Energy Inc.	2.750%	9/15/22	5,003	5,190
	Dominion Energy Inc.	3.071%	8/15/24	6,125	6,628

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dominion Energy Inc.	3.300%	3/15/25	967	1,074
	Dominion Energy Inc.	3.900%	10/1/25	5,000	5,708
1	Dominion Energy Inc.	5.750%	10/1/54	9,825	10,415
	DTE Electric Co.	3.650%	3/15/24	7,055	7,725
	DTE Electric Co.	3.375%	3/1/25	6,825	7,435
	DTE Energy Co.	2.600%	6/15/22	4,815	4,972
	DTE Energy Co.	3.300%	6/15/22	5,882	6,131
	DTE Energy Co.	2.250%	11/1/22	10,891	11,263
	DTE Energy Co.	3.700%	8/1/23	10,663	11,542
	DTE Energy Co.	3.850%	12/1/23	7,431	8,101
	DTE Energy Co.	3.500%	6/1/24	7,408	8,072
	DTE Energy Co.	2.529%	10/1/24	8,474	8,981
	DTE Energy Co.	1.050%	6/1/25	4,000	4,020
	Duke Energy Carolinas LLC	3.350%	5/15/22	6,444	6,768
	Duke Energy Carolinas LLC	2.500%	3/15/23	9,026	9,454
	Duke Energy Carolinas LLC	3.050%	3/15/23	5,725	6,075
	Duke Energy Corp.	1.800%	9/1/21	11,608	11,765
	Duke Energy Corp.	3.550%	9/15/21	7,765	7,954
	Duke Energy Corp.	2.400%	8/15/22	10,064	10,417
	Duke Energy Corp.	3.050%	8/15/22	8,350	8,695
	Duke Energy Corp.	3.950%	10/15/23	8,913	9,758
	Duke Energy Corp.	3.750%	4/15/24	19,652	21,619
	Duke Energy Corp.	2.650%	9/1/26	5,000	5,436
	Duke Energy Florida LLC	3.100%	8/15/21	3,921	4,000
	Duke Energy Ohio Inc.	3.800%	9/1/23	8,898	9,694
	Duke Energy Progress Llc	3.000%	9/15/21	8,779	8,963
	Duke Energy Progress Llc	2.800%	5/15/22	11,282	11,676
	Duke Energy Progress LLC	3.375%	9/1/23	6,209	6,704
	Duke Energy Progress LLC	3.250%	8/15/25	7,008	7,800
	Edison International	2.400%	9/15/22	6,987	7,109
	Edison International	3.125%	11/15/22	4,150	4,295
	Edison International	2.950%	3/15/23	4,999	5,104
	Edison International	3.550%	11/15/24	7,885	8,334
	Edison International	4.950%	4/15/25	5,400	5,943
	Enel Generacion Chile SA	4.250%	4/15/24	4,865	5,345
	Entergy Arkansas Inc.	3.700%	6/1/24	2,710	2,982
	Entergy Corp.	4.000%	7/15/22	12,046	12,783
	Entergy Corp.	0.900%	9/15/25	5,000	4,997
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,688	3,183
	Entergy Louisiana LLC	4.050%	9/1/23	7,815	8,553
	Entergy Louisiana LLC	5.400%	11/1/24	6,006	7,129
	Evergy Inc.	2.450%	9/15/24	9,826	10,387
	Eversource Energy	2.750%	3/15/22	7,798	8,051
	Eversource Energy	2.800%	5/1/23	6,125	6,445
	Eversource Energy	3.800%	12/1/23	9,650	10,566
	Eversource Energy	2.900%	10/1/24	10,116	10,920
	Eversource Energy	3.150%	1/15/25	7,232	7,907
	Eversource Energy	0.800%	8/15/25	5,000	5,005
	Exelon Corp.	5.150%	12/1/20	7,302	7,325
	Exelon Corp.	2.450%	4/15/21	4,200	4,242
	Exelon Corp.	3.497%	6/1/22	16,778	17,570
	Exelon Corp.	3.950%	6/15/25	19,617	22,276
	Exelon Generation Co. LLC	3.400%	3/15/22	5,940	6,183
	Exelon Generation Co. LLC	4.250%	6/15/22	11,834	12,461
	Exelon Generation Co. LLC	3.250%	6/1/25	1,912	2,107
	FirstEnergy Corp.	2.850%	7/15/22	9,000	9,236
	FirstEnergy Corp.	4.250%	3/15/23	22,476	23,850
	FirstEnergy Corp.	2.050%	3/1/25	5,083	5,186
	Florida Power & Light Co.	2.750%	6/1/23	7,918	8,323
	Florida Power & Light Co.	3.250%	6/1/24	9,950	10,780
	Florida Power & Light Co.	2.850%	4/1/25	21,197	23,256
	Georgia Power Co.	2.850%	5/15/22	7,124	7,407
	Georgia Power Co.	2.100%	7/30/23	23,896	24,964
	Georgia Power Co.	2.200%	9/15/24	9,136	9,643

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Interstate Power & Light Co.	3.250%	12/1/24	8,643	9,483
	IPALCO Enterprises Inc.	3.700%	9/1/24	7,453	8,077
	ITC Holdings Corp.	2.700%	11/15/22	8,325	8,690
	ITC Holdings Corp.	3.650%	6/15/24	6,043	6,598
	Kansas City Power & Light Co.	3.150%	3/15/23	4,365	4,619
	Kansas City Power & Light Co.	3.650%	8/15/25	705	798
	MidAmerican Energy Co.	3.500%	10/15/24	12,211	13,565
	National Rural Utilities Cooperative Finance Corp.	1.750%	1/21/22	11,672	11,907
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	8,292	8,561
	National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	10,312	10,635
	National Rural Utilities Cooperative Finance Corp.	2.300%	9/15/22	4,848	5,023
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	6,225	6,544
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	8,542	9,255
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	10,593	11,373
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	8,073	8,767
1	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	4,625	4,718
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	16,917	17,274
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	29,120	30,223
	NextEra Energy Capital Holdings Inc.	3.300%	8/15/22	2,200	2,318
	NextEra Energy Capital Holdings Inc.	1.950%	9/1/22	850	874
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	6,935	7,282
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	32,896	35,617
	NextEra Energy Capital Holdings Inc.	2.750%	5/1/25	26,127	28,452
	Northern States Power Co.	2.150%	8/15/22	4,025	4,127
	Northern States Power Co.	2.600%	5/15/23	12,206	12,785
	NSTAR Electric Co.	2.375%	10/15/22	400	414
	Ohio Power Co.	5.375%	10/1/21	7,629	8,043
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	6,018	6,335
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	700	789
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	17,562	18,829
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	5,653	6,172
	Pacific Gas & Electric Co.	3.850%	11/15/23	14,757	15,615
	Pacific Gas & Electric Co.	3.750%	2/15/24	3,058	3,226
	Pacific Gas & Electric Co.	3.500%	6/15/25	8,940	9,432
	Pacific Gas and Electric Co.	1.750%	6/16/22	33,000	33,115
	Pacific Gas and Electric Co.	3.450%	7/1/25	27,050	28,500
	Pacific Gas and Electric Co.	3.150%	1/1/26	5,000	5,169
	PacifiCorp	2.950%	2/1/22	10,921	11,248
	PacifiCorp	2.950%	6/1/23	3,650	3,875
	PacifiCorp	3.600%	4/1/24	5,085	5,571
	PECO Energy Co.	1.700%	9/15/21	4,929	4,974
	PECO Energy Co.	2.375%	9/15/22	3,665	3,799
	Pinnacle West Capital Corp.	1.300%	6/15/25	8,690	8,859
	Potomac Electric Power Co.	3.600%	3/15/24	4,861	5,309
	PPL Capital Funding Inc.	4.200%	6/15/22	16,073	16,937
	PPL Capital Funding Inc.	3.500%	12/1/22	8,334	8,802
	PPL Capital Funding Inc.	3.400%	6/1/23	7,369	7,837
	PPL Capital Funding Inc.	3.950%	3/15/24	5,961	6,519
	PPL Electric Utilities Corp.	3.000%	9/15/21	3,769	3,844
	Progress Energy Inc.	3.150%	4/1/22	7,754	8,035
	PSEG Power LLC	3.850%	6/1/23	11,372	12,194
	Public Service Co. of Colorado	2.250%	9/15/22	7,672	7,885
	Public Service Co. of New Hampshire	3.500%	11/1/23	9,318	10,120
	Public Service Electric & Gas Co.	2.375%	5/15/23	8,425	8,799
	Public Service Electric & Gas Co.	3.250%	9/1/23	3,240	3,501
	Public Service Electric & Gas Co.	3.000%	5/15/25	4,966	5,454
	Public Service Enterprise Group Inc.	2.000%	11/15/21	6,994	7,099
	Public Service Enterprise Group Inc.	2.650%	11/15/22	6,980	7,293
	Public Service Enterprise Group Inc.	2.875%	6/15/24	20,719	22,318
	Public Service Enterprise Group Inc.	0.800%	8/15/25	5,500	5,492
	Puget Energy Inc.	6.000%	9/1/21	9,332	9,798
	Puget Energy Inc.	5.625%	7/15/22	6,176	6,604
	Puget Energy Inc.	3.650%	5/15/25	9,582	10,023
	San Diego Gas & Electric Co.	3.000%	8/15/21	3,506	3,595

Vanguard® Short-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	San Diego Gas & Electric Co.	3.600%	9/1/23	5,270	5,701
	Scottish Power Ltd.	5.810%	3/15/25	2,735	3,238
	Southern California Edison Co.	2.400%	2/1/22	5,705	5,830
	Southern California Edison Co.	3.400%	6/1/23	7,655	8,133
	Southern California Edison Co.	3.500%	10/1/23	7,948	8,556
	Southern California Edison Co.	3.700%	8/1/25	18,201	20,254
	Southern Co.	2.350%	7/1/21	5,872	5,931
	Southern Co.	2.950%	7/1/23	16,437	17,463
1	Southern Co.	5.500%	3/15/57	6,700	6,901
	Southern Power Co.	2.500%	12/15/21	6,200	6,355
	Southwestern Public Service Co.	3.300%	6/15/24	5,367	5,824
	Tucson Electric Power Co.	3.050%	3/15/25	4,600	5,006
	Union Electric Co.	3.500%	4/15/24	6,218	6,792
	Virginia Electric & Power Co.	2.950%	1/15/22	5,320	5,460
	Virginia Electric & Power Co.	3.450%	9/1/22	6,764	7,107
	Virginia Electric & Power Co.	2.750%	3/15/23	19,453	20,392
	Virginia Electric & Power Co.	3.450%	2/15/24	5,166	5,609
	Virginia Electric & Power Co.	3.100%	5/15/25	1,943	2,139
	WEC Energy Group Inc.	3.550%	6/15/25	6,311	7,058
	Wisconsin Electric Power Co.	2.950%	9/15/21	3,921	3,999
	Wisconsin Electric Power Co.	2.050%	12/15/24	8,607	9,100
	Wisconsin Public Service Corp.	3.350%	11/21/21	11,920	12,332
	Xcel Energy Inc.	2.600%	3/15/22	4,400	4,532
	Xcel Energy Inc.	3.300%	6/1/25	10,556	11,693
	Natural Gas (0.3%)
	CenterPoint Energy Resources Corp.	3.550%	4/1/23	5,335	5,660
2	East Ohio Gas Co.	1.300%	6/15/25	3,000	3,063
	NiSource Inc.	0.950%	8/15/25	22,000	22,053
	ONE Gas Inc.	3.610%	2/1/24	2,334	2,555
	Sempra Energy	2.875%	10/1/22	15,091	15,675
	Sempra Energy	2.900%	2/1/23	11,412	11,967
	Sempra Energy	4.050%	12/1/23	6,140	6,722
	Sempra Energy	3.550%	6/15/24	9,938	10,819
	Southern California Gas Co.	3.150%	9/15/24	7,497	8,194
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	4,641	4,749
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	9,246	9,603
	Other Utility (0.0%)
	American Water Capital Corp.	3.850%	3/1/24	3,861	4,242
	American Water Capital Corp.	3.400%	3/1/25	11,972	13,299
					1,812,860
Total Corporate Bonds (Cost $36,533,820)					37,859,398

				Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
4	Vanguard Market Liquidity Fund (Cost $206,479)	0.147%		2,064,876	206,488
Total Investments (99.8%) (Cost $36,754,562)					38,080,165
Other Assets and Liabilities—Net (0.2%)					80,689
Net Assets (100%)					38,160,854
Cost is in $000s.
1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $921,401,000, representing 2.4% of net assets.
3	Securities with a value of $1,558,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

REIT—Real Estate Investment Trust.

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
	United States Treasury Note/Bond (Cost $22,405)	0.500%	8/31/27	22,380	22,387
Corporate Bonds (98.9%)
Finance (34.5%)
	Banking (23.5%)
	Ally Financial Inc.	4.625%	3/30/25	2,075	2,295
	Ally Financial Inc.	8.000%	11/1/31	3,000	4,080
	American Express Co.	4.200%	11/6/25	27,610	32,283
	American Express Co.	3.125%	5/20/26	15,808	17,715
	American Express Credit Corp.	3.300%	5/3/27	35,313	40,177
	Associated Banc-Corp	4.250%	1/15/25	500	515
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	12,882	14,913
	Banco Santander SA	5.179%	11/19/25	21,496	24,445
	Banco Santander SA	4.250%	4/11/27	24,104	27,383
	Banco Santander SA	3.800%	2/23/28	27,476	30,112
	Banco Santander SA	4.379%	4/12/28	26,755	30,617
	Banco Santander SA	3.306%	6/27/29	10,118	11,028
	Banco Santander SA	3.490%	5/28/30	18,831	20,667
	Bank of America Corp.	4.450%	3/3/26	36,890	42,770
	Bank of America Corp.	3.500%	4/19/26	50,613	57,334
	Bank of America Corp.	6.220%	9/15/26	5,874	7,278
	Bank of America Corp.	4.250%	10/22/26	42,882	49,562
[1]	Bank of America Corp.	3.559%	4/23/27	62,243	69,937
	Bank of America Corp.	3.248%	10/21/27	43,908	48,845
	Bank of America Corp.	4.183%	11/25/27	42,034	48,418
[1]	Bank of America Corp.	3.824%	1/20/28	42,199	47,986
[1]	Bank of America Corp.	3.705%	4/24/28	46,611	52,683
[1]	Bank of America Corp.	3.593%	7/21/28	50,309	56,904
[1]	Bank of America Corp.	3.419%	12/20/28	121,462	135,480
[1]	Bank of America Corp.	3.970%	3/5/29	62,069	71,539
[1]	Bank of America Corp.	4.271%	7/23/29	57,341	67,677
[1]	Bank of America Corp.	3.974%	2/7/30	70,903	82,672
[1]	Bank of America Corp.	3.194%	7/23/30	59,393	65,734
[1]	Bank of America Corp.	2.884%	10/22/30	34,988	38,019
[1]	Bank of America Corp.	2.496%	2/13/31	72,231	75,814
[1]	Bank of America Corp.	2.592%	4/29/31	65,200	69,166
[1]	Bank of America Corp.	1.898%	7/23/31	43,405	43,676
	Bank of Montreal	1.850%	5/1/25	7,210	7,542
[1]	Bank of Montreal	3.803%	12/15/32	20,447	22,619
	Bank of New York Mellon Corp.	3.950%	11/18/25	6,819	7,953
	Bank of New York Mellon Corp.	2.800%	5/4/26	25,266	28,183
	Bank of New York Mellon Corp.	2.450%	8/17/26	15,526	16,977
	Bank of New York Mellon Corp.	3.250%	5/16/27	16,109	18,283
	Bank of New York Mellon Corp.	3.400%	1/29/28	17,371	20,131
[1]	Bank of New York Mellon Corp.	3.442%	2/7/28	15,017	17,319
	Bank of New York Mellon Corp.	3.850%	4/28/28	1,531	1,850
	Bank of New York Mellon Corp.	3.000%	10/30/28	10,841	12,118
	Bank of New York Mellon Corp.	3.300%	8/23/29	14,551	16,781
	Bank of Nova Scotia	4.500%	12/16/25	21,911	25,432
	Bank of Nova Scotia	2.700%	8/3/26	36,098	39,979
	Bank One Corp.	7.625%	10/15/26	11,068	14,829
	Bank One Corp.	8.000%	4/29/27	16,436	22,781
	BankUnited Inc.	4.875%	11/17/25	7,225	8,158
	BankUnited Inc.	5.125%	6/11/30	6,675	7,121
	Barclays plc	3.650%	3/16/25	89	97
	Barclays plc	4.375%	1/12/26	52,427	59,623
	Barclays plc	5.200%	5/12/26	44,974	51,075
	Barclays plc	4.337%	1/10/28	21,524	24,247
	Barclays plc	4.836%	5/9/28	45,827	50,871
[1]	Barclays plc	4.972%	5/16/29	25,687	30,466

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[1]	Barclays plc	5.088%	6/20/30	27,320	31,614
	Barclays plc	2.645%	6/24/31	26,856	27,238
	BNP Paribas SA	4.250%	10/15/24	1	1
	BPCE SA	3.375%	12/2/26	6,735	7,604
[2]	BPCE SA	3.250%	1/11/28	3,975	4,387
	Capital One Financial Corp.	4.200%	10/29/25	35,474	39,773
	Capital One Financial Corp.	3.750%	7/28/26	33,802	36,976
	Capital One Financial Corp.	3.750%	3/9/27	40,006	44,467
	Capital One Financial Corp.	3.650%	5/11/27	15,469	17,166
	Capital One Financial Corp.	3.800%	1/31/28	29,700	33,135
	Citigroup Inc.	5.500%	9/13/25	18,673	22,233
	Citigroup Inc.	3.700%	1/12/26	56,341	63,779
	Citigroup Inc.	4.600%	3/9/26	37,274	43,270
	Citigroup Inc.	3.400%	5/1/26	45,610	51,168
	Citigroup Inc.	3.200%	10/21/26	36,715	40,864
	Citigroup Inc.	4.300%	11/20/26	32,553	37,447
	Citigroup Inc.	4.450%	9/29/27	90,172	104,683
[1]	Citigroup Inc.	3.887%	1/10/28	52,878	60,139
	Citigroup Inc.	6.625%	1/15/28	5,432	7,166
[1]	Citigroup Inc.	3.668%	7/24/28	62,296	70,148
	Citigroup Inc.	4.125%	7/25/28	42,360	48,470
[1]	Citigroup Inc.	3.520%	10/27/28	39,355	43,914
[1]	Citigroup Inc.	4.075%	4/23/29	40,123	46,568
[1]	Citigroup Inc.	3.980%	3/20/30	71,909	83,468
[1]	Citigroup Inc.	2.976%	11/5/30	20,062	21,767
[1]	Citigroup Inc.	2.666%	1/29/31	35,845	38,169
[1]	Citigroup Inc.	4.412%	3/31/31	83,922	101,833
[1]	Citigroup Inc.	2.572%	6/3/31	48,535	51,339
	Citizens Bank NA	3.750%	2/18/26	16,442	18,893
	Citizens Financial Group Inc.	4.300%	12/3/25	11,389	13,120
	Citizens Financial Group Inc.	2.850%	7/27/26	16,116	17,769
	Citizens Financial Group Inc.	2.500%	2/6/30	12,283	13,098
	Citizens Financial Group Inc.	3.250%	4/30/30	7,878	8,731
	Comerica Inc.	3.800%	7/22/26	159	172
	Comerica Inc.	4.000%	2/1/29	12,204	14,157
	Cooperatieve Rabobank UA	3.750%	7/21/26	23,753	26,411
	Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	40,578	47,476
	Deutsche Bank AG	4.100%	1/13/26	8,760	9,399
	Deutsche Bank AG	4.100%	1/13/26	440	473
	Discover Bank	4.250%	3/13/26	11,011	12,486
	Discover Bank	3.450%	7/27/26	31,674	34,657
	Discover Bank	4.650%	9/13/28	18,104	21,227
	Discover Bank	2.700%	2/6/30	8,069	8,359
	Discover Financial Services	3.950%	11/6/24	7	8
	Discover Financial Services	4.500%	1/30/26	16,961	19,427
	Discover Financial Services	4.100%	2/9/27	21,028	23,370
	Fifth Third Bancorp	2.550%	5/5/27	12,034	13,016
	Fifth Third Bancorp	3.950%	3/14/28	18,363	21,592
	Fifth Third Bank	3.850%	3/15/26	18,440	21,090
	Fifth Third Bank	2.250%	2/1/27	12,092	12,906
	First Horizon Bank	5.750%	5/1/30	8,000	9,057
	FirstMerit Bank NA	4.270%	11/25/26	450	515
	Goldman Sachs Group Inc.	4.250%	10/21/25	55,475	63,115
	Goldman Sachs Group Inc.	3.750%	2/25/26	24,414	27,560
	Goldman Sachs Group Inc.	3.500%	11/16/26	29,863	33,226
	Goldman Sachs Group Inc.	5.950%	1/15/27	11,538	14,239
	Goldman Sachs Group Inc.	3.850%	1/26/27	78,157	88,974
[1]	Goldman Sachs Group Inc.	3.691%	6/5/28	60,393	68,377
[1]	Goldman Sachs Group Inc.	3.814%	4/23/29	63,390	72,495
[1]	Goldman Sachs Group Inc.	4.223%	5/1/29	64,326	75,250
	Goldman Sachs Group Inc.	2.600%	2/7/30	23,188	24,634
	Goldman Sachs Group Inc.	3.800%	3/15/30	58,810	68,190

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	HSBC Holdings plc	4.300%	3/8/26	62,892	72,157
	HSBC Holdings plc	3.900%	5/25/26	48,021	54,163
[1]	HSBC Holdings plc	4.292%	9/12/26	48,618	54,748
	HSBC Holdings plc	4.375%	11/23/26	45,051	50,948
[1]	HSBC Holdings plc	4.041%	3/13/28	66,051	74,255
[1]	HSBC Holdings plc	4.583%	6/19/29	67,786	78,879
	HSBC Holdings plc	4.950%	3/31/30	62,819	77,401
[1]	HSBC Holdings plc	3.973%	5/22/30	42,727	48,446
[1]	HSBC Holdings plc	2.848%	6/4/31	13,150	13,807
[1]	HSBC Holdings plc	2.357%	8/18/31	23,000	23,340
	Huntington Bancshares Inc.	2.550%	2/4/30	17,031	17,826
	ING Groep NV	3.950%	3/29/27	28,519	32,785
	ING Groep NV	4.550%	10/2/28	18,367	22,312
	ING Groep NV	4.050%	4/9/29	16,783	19,885
	JPMorgan Chase & Co.	3.875%	9/10/24	1	1
	JPMorgan Chase & Co.	3.300%	4/1/26	60,429	67,725
	JPMorgan Chase & Co.	3.200%	6/15/26	38,712	43,350
	JPMorgan Chase & Co.	2.950%	10/1/26	67,806	75,001
	JPMorgan Chase & Co.	4.125%	12/15/26	23,477	27,351
[1]	JPMorgan Chase & Co.	3.960%	1/29/27	29,518	33,774
	JPMorgan Chase & Co.	4.250%	10/1/27	40,208	46,893
	JPMorgan Chase & Co.	3.625%	12/1/27	39,851	44,789
[1]	JPMorgan Chase & Co.	3.782%	2/1/28	56,455	64,320
[1]	JPMorgan Chase & Co.	3.540%	5/1/28	52,626	59,296
[1]	JPMorgan Chase & Co.	2.182%	6/1/28	36,229	37,525
[1]	JPMorgan Chase & Co.	3.509%	1/23/29	53,497	60,316
[1]	JPMorgan Chase & Co.	4.005%	4/23/29	30,372	35,276
[1]	JPMorgan Chase & Co.	4.203%	7/23/29	54,547	64,473
[1]	JPMorgan Chase & Co.	4.452%	12/5/29	63,752	76,782
[1]	JPMorgan Chase & Co.	3.702%	5/6/30	60,945	70,405
[1]	JPMorgan Chase & Co.	2.739%	10/15/30	58,415	62,895
[1]	JPMorgan Chase & Co.	4.493%	3/24/31	61,795	75,677
[1]	JPMorgan Chase & Co.	2.522%	4/22/31	40,245	42,950
[1]	JPMorgan Chase & Co.	2.956%	5/13/31	49,088	52,607
	KeyBank NA	3.300%	6/1/25	466	521
	KeyBank NA	3.400%	5/20/26	16,576	18,612
	KeyBank NA	6.950%	2/1/28	5,220	6,776
	KeyBank NA	3.900%	4/13/29	7,033	8,053
	KeyCorp	4.150%	10/29/25	13,568	15,660
	KeyCorp	2.250%	4/6/27	19,977	21,080
	KeyCorp	4.100%	4/30/28	7,418	8,697
	KeyCorp	2.550%	10/1/29	19,485	20,694
	Lloyds Banking Group plc	4.582%	12/10/25	36,237	40,775
	Lloyds Banking Group plc	4.650%	3/24/26	29,061	32,891
	Lloyds Banking Group plc	3.750%	1/11/27	16,022	18,015
	Lloyds Banking Group plc	4.375%	3/22/28	42,994	50,561
	Lloyds Banking Group plc	4.550%	8/16/28	17,731	21,208
[1]	Lloyds Banking Group plc	3.574%	11/7/28	31,630	35,117
	Manufacturers & Traders Trust Co.	3.400%	8/17/27	12,924	14,454
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	16,327	18,746
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	22,746	24,721
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	11,299	12,791
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	18,212	20,255
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	28,744	33,341
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	15,179	17,797
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	37,377	42,835
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	52,570	58,217
	Mitsubishi UFJ Financial Group Inc.	2.559%	2/25/30	32,251	34,155
	Mitsubishi UFJ Financial Group Inc.	2.048%	7/17/30	18,404	18,676
[1]	Mizuho Financial Group Inc.	2.226%	5/25/26	16,808	17,565
	Mizuho Financial Group Inc.	2.839%	9/13/26	10,106	11,044
	Mizuho Financial Group Inc.	3.663%	2/28/27	8,440	9,438
	Mizuho Financial Group Inc.	3.170%	9/11/27	19,792	21,611

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Mizuho Financial Group Inc.	4.018%	3/5/28	15,393	17,742
[1]	Mizuho Financial Group Inc.	4.254%	9/11/29	12,842	15,116
[1]	Mizuho Financial Group Inc.	3.153%	7/16/30	22,467	24,621
[1]	Mizuho Financial Group Inc.	2.869%	9/13/30	12,340	13,302
[1]	Mizuho Financial Group Inc.	2.591%	5/25/31	3,901	4,105
[1]	Mizuho Financial Group Inc.	2.201%	7/10/31	28,200	28,697
	Morgan Stanley	5.000%	11/24/25	34,825	41,167
	Morgan Stanley	3.875%	1/27/26	77,515	88,974
	Morgan Stanley	3.125%	7/27/26	67,702	75,545
	Morgan Stanley	6.250%	8/9/26	14,327	18,397
	Morgan Stanley	4.350%	9/8/26	54,293	63,277
	Morgan Stanley	3.625%	1/20/27	61,442	69,775
	Morgan Stanley	3.950%	4/23/27	49,679	56,351
[1]	Morgan Stanley	3.591%	7/22/28	67,642	76,274
[1]	Morgan Stanley	3.772%	1/24/29	51,274	58,878
[1]	Morgan Stanley	4.431%	1/23/30	48,799	58,673
[1]	Morgan Stanley	2.699%	1/22/31	72,807	78,399
[1]	Morgan Stanley	3.622%	4/1/31	43,805	50,634
	National Australia Bank Ltd.	3.375%	1/14/26	12,645	14,279
	National Australia Bank Ltd.	2.500%	7/12/26	20,101	21,839
[1]	Natwest Group PLC	3.073%	5/22/28	31,250	33,343
[1]	Natwest Group PLC	4.892%	5/18/29	34,391	40,847
	Northern Trust Corp.	3.950%	10/30/25	16,152	18,773
	Northern Trust Corp.	3.650%	8/3/28	10,085	11,806
	Northern Trust Corp.	3.150%	5/3/29	10,965	12,545
	Northern Trust Corp.	1.950%	5/1/30	18,395	19,212
[1]	Northern Trust Corp.	3.375%	5/8/32	6,753	7,356
	PNC Bank NA	3.300%	10/30/24	1	1
	PNC Bank NA	3.250%	6/1/25	276	308
	PNC Bank NA	4.200%	11/1/25	21,237	24,743
	PNC Bank NA	3.100%	10/25/27	23,028	26,056
	PNC Bank NA	3.250%	1/22/28	13,534	15,413
	PNC Bank NA	4.050%	7/26/28	24,243	28,769
	PNC Bank NA	2.700%	10/22/29	11,266	12,159
	PNC Financial Services Group Inc.	2.600%	7/23/26	20,695	22,751
	PNC Financial Services Group Inc.	3.150%	5/19/27	22,290	25,038
	PNC Financial Services Group Inc.	3.450%	4/23/29	21,340	24,647
	PNC Financial Services Group Inc.	2.550%	1/22/30	40,004	43,430
	Royal Bank of Canada	4.650%	1/27/26	28,257	33,430
	Royal Bank of Scotland Group plc	4.800%	4/5/26	18,255	21,506
[1]	Royal Bank of Scotland Group plc	5.076%	1/27/30	34,695	42,094
[1]	Royal Bank of Scotland Group plc	4.445%	5/8/30	32,824	38,433
	Santander Holdings USA Inc.	3.244%	10/5/26	22,161	23,491
	Santander Holdings USA Inc.	4.400%	7/13/27	22,898	25,518
[1]	Santander UK Group Holdings plc	3.823%	11/3/28	16,867	18,884
	State Street Corp.	3.550%	8/18/25	760	864
	State Street Corp.	2.650%	5/19/26	17,682	19,607
[1]	State Street Corp.	4.141%	12/3/29	8,000	9,695
	State Street Corp.	2.400%	1/24/30	15,548	16,865
[1,2]	State Street Corp.	3.152%	3/30/31	8,100	9,244
[1]	State Street Corp.	3.031%	11/1/34	6,440	7,076
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	25,093	28,560
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	29,477	31,881
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	29,515	32,639
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	33,687	37,618
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	18,875	21,189
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	16,501	18,329
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	14,810	16,626
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	21,015	24,351
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	7,735	9,182
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	46,245	50,588
	Sumitomo Mitsui Financial Group Inc.	3.202%	9/17/29	24,072	25,601
	Sumitomo Mitsui Financial Group Inc.	2.724%	9/27/29	23,684	25,337

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	26,311	28,192
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	16,623	16,945
	SVB Financial Group	3.500%	1/29/25	3,640	3,918
	SVB Financial Group	3.125%	6/5/30	6,528	7,250
	Synchrony Financial	3.700%	8/4/26	14,404	14,942
	Synchrony Financial	3.950%	12/1/27	23,055	24,263
	Synchrony Financial	5.150%	3/19/29	13,942	15,894
[1]	Toronto-Dominion Bank	3.625%	9/15/31	21,561	24,418
	Truist Bank	3.625%	9/16/25	21,573	24,410
	Truist Bank	4.050%	11/3/25	7,025	8,167
	Truist Bank	3.300%	5/15/26	11,591	13,019
	Truist Bank	3.800%	10/30/26	16,281	18,870
	Truist Bank	2.250%	3/11/30	42,122	43,784
	Truist Financial Corp.	2.850%	10/26/24	1	1
	Truist Financial Corp.	1.200%	8/5/25	233	238
	Truist Financial Corp.	1.125%	8/3/27	8,390	8,363
	Truist Financial Corp.	3.875%	3/19/29	23,505	27,199
	Truist Financial Corp.	1.950%	6/5/30	10,056	10,350
	US Bancorp	3.950%	11/17/25	25,267	29,270
	US Bancorp	3.100%	4/27/26	24,175	27,091
	US Bancorp	2.375%	7/22/26	37,003	40,478
	US Bancorp	3.150%	4/27/27	13,755	15,575
	US Bancorp	3.900%	4/26/28	10,956	13,176
	US Bancorp	3.000%	7/30/29	15,370	16,966
	US Bancorp	1.375%	7/22/30	25,559	25,268
	Wachovia Corp.	7.574%	8/1/26	4,939	6,344
	Webster Financial Corp.	4.100%	3/25/29	4,708	5,004
	Wells Fargo & Co.	3.550%	9/29/25	31,507	35,191
[1]	Wells Fargo & Co.	2.164%	2/11/26	1,790	1,860
	Wells Fargo & Co.	3.000%	4/22/26	80,211	87,952
	Wells Fargo & Co.	4.100%	6/3/26	62,751	70,728
	Wells Fargo & Co.	3.000%	10/23/26	77,567	85,497
[1]	Wells Fargo & Co.	3.196%	6/17/27	57,544	62,767
	Wells Fargo & Co.	4.300%	7/22/27	47,713	54,886
[1]	Wells Fargo & Co.	3.584%	5/22/28	73,303	82,047
[1]	Wells Fargo & Co.	2.393%	6/2/28	32,924	34,364
	Wells Fargo & Co.	4.150%	1/24/29	51,920	60,864
[1]	Wells Fargo & Co.	2.879%	10/30/30	88,700	95,288
[1]	Wells Fargo & Co.	2.572%	2/11/31	56,423	59,025
[1]	Wells Fargo & Co.	4.478%	4/4/31	47,885	58,285
	Westpac Banking Corp.	2.850%	5/13/26	33,370	36,970
	Westpac Banking Corp.	2.700%	8/19/26	26,012	28,714
	Westpac Banking Corp.	3.350%	3/8/27	20,119	23,055
	Westpac Banking Corp.	3.400%	1/25/28	11,438	13,279
	Westpac Banking Corp.	2.650%	1/16/30	18,101	19,993
[1]	Westpac Banking Corp.	4.322%	11/23/31	28,805	32,550
	Westpac Banking Corp.	4.110%	7/24/34	25,550	28,894
	Wintrust Financial Corp.	4.850%	6/6/29	5,133	5,482
	Zions Bancorp NA	3.250%	10/29/29	11,230	11,164
	Brokerage (1.5%)
	Affiliated Managers Group Inc.	3.500%	8/1/25	641	701
	Affiliated Managers Group Inc.	3.300%	6/15/30	6,525	6,966
	Ameriprise Financial Inc.	2.875%	9/15/26	16,016	17,605
[2]	BGC Partners Inc.	4.375%	12/15/25	5,000	5,031
	BlackRock Inc.	3.200%	3/15/27	16,525	18,741
	BlackRock Inc.	3.250%	4/30/29	16,917	19,494
	BlackRock Inc.	2.400%	4/30/30	18,923	20,600
	Brookfield Finance Inc.	4.250%	6/2/26	8,392	9,509
	Brookfield Finance Inc.	3.900%	1/25/28	15,883	17,924
	Brookfield Finance Inc.	4.850%	3/29/29	12,289	14,632
	Brookfield Finance Inc.	4.350%	4/15/30	22,469	26,038
	Cboe Global Markets Inc.	3.650%	1/12/27	10,029	11,414

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Charles Schwab Corp.	3.450%	2/13/26	3,898	4,388
	Charles Schwab Corp.	3.200%	3/2/27	12,898	14,544
	Charles Schwab Corp.	3.200%	1/25/28	12,124	13,803
	Charles Schwab Corp.	4.000%	2/1/29	13,302	15,925
	Charles Schwab Corp.	3.250%	5/22/29	15,171	17,464
	Charles Schwab Corp.	4.625%	3/22/30	8,075	10,272
	CME Group Inc.	3.750%	6/15/28	7,299	8,635
	E*TRADE Financial Corp.	3.800%	8/24/27	8,263	9,260
	E*TRADE Financial Corp.	4.500%	6/20/28	7,888	9,278
	Eaton Vance Corp.	3.500%	4/6/27	5,733	6,319
	Intercontinental Exchange Inc.	3.750%	12/1/25	25,487	29,004
	Intercontinental Exchange Inc.	3.100%	9/15/27	9,015	10,018
	Intercontinental Exchange Inc.	3.750%	9/21/28	16,941	19,595
	Intercontinental Exchange Inc.	2.100%	6/15/30	20,168	20,879
	Invesco Finance plc	3.750%	1/15/26	8,318	9,333
	Janus Capital Group Inc.	4.875%	8/1/25	289	328
	Jefferies Group LLC	4.850%	1/15/27	15,145	17,214
	Jefferies Group LLC	6.450%	6/8/27	5,846	7,057
	Jefferies Group LLC / Jefferies Group Capital Finance Inc.	4.150%	1/23/30	21,218	23,883
	Lazard Group LLC	3.625%	3/1/27	11,002	11,919
	Lazard Group LLC	4.500%	9/19/28	11,653	13,505
	Lazard Group LLC	4.375%	3/11/29	3,856	4,425
	Legg Mason Inc.	4.750%	3/15/26	8,054	9,499
	Nasdaq Inc.	3.850%	6/30/26	9,953	11,457
	Nomura Holdings Inc.	3.103%	1/16/30	38,011	40,528
	Nomura Holdings Inc.	2.679%	7/16/30	12,200	12,658
	Raymond James Financial Inc.	3.625%	9/15/26	9,580	11,057
	Raymond James Financial Inc.	4.650%	4/1/30	18,454	22,401
	Stifel Financial Corp.	4.000%	5/15/30	6,535	6,999
	TD Ameritrade Holding Corp.	3.300%	4/1/27	16,990	19,151
	TD Ameritrade Holding Corp.	2.750%	10/1/29	11,171	12,525
	Finance Companies (0.8%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	10/1/25	9,913	9,912
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.650%	7/21/27	26,027	24,154
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	1/15/25	203	197
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.450%	4/3/26	15,905	15,705
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.875%	1/23/28	11,394	10,343
	Air Lease Corp.	3.250%	3/1/25	2,283	2,311
	Air Lease Corp.	2.875%	1/15/26	11,500	11,384
	Air Lease Corp.	3.750%	6/1/26	9,683	9,929
	Air Lease Corp.	3.625%	4/1/27	9,990	9,878
	Air Lease Corp.	3.625%	12/1/27	13,882	13,764
	Air Lease Corp.	4.625%	10/1/28	9,177	9,496
	Air Lease Corp.	3.250%	10/1/29	11,025	10,557
	Air Lease Corp.	3.000%	2/1/30	14,074	13,341
	Aircastle Ltd.	4.250%	6/15/26	12,991	12,065
	Ares Capital Corp.	3.250%	7/15/25	492	488
	Ares Capital Corp.	3.875%	1/15/26	11,654	11,761
	GATX Corp.	3.250%	9/15/26	5,745	6,101
	GATX Corp.	3.850%	3/30/27	9,676	10,440
	GATX Corp.	3.500%	3/15/28	5,025	5,395
	GATX Corp.	4.550%	11/7/28	6,945	7,919
	GATX Corp.	4.700%	4/1/29	4,656	5,430
	GATX Corp.	4.000%	6/30/30	1,075	1,229
[2]	GE Capital Funding LLC	4.050%	5/15/27	22,761	24,177
[2]	GE Capital Funding LLC	4.400%	5/15/30	59,346	62,346
	GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	36,779	39,014

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Owl Rock Capital Corp.	3.750%	7/22/25	652	650
	Owl Rock Capital Corp.	4.250%	1/15/26	10,554	10,613
	Sixth Street Specialty Lending Inc.	3.875%	11/1/24	1	1
	Insurance (4.2%)
	ACE Capital Trust II	9.700%	4/1/30	2,905	4,350
[1]	Aegon NV	5.500%	4/11/48	14,230	15,582
	Aflac Inc.	2.875%	10/15/26	8,074	8,926
	Aflac Inc.	3.600%	4/1/30	27,363	31,977
	Alleghany Corp.	3.625%	5/15/30	9,585	10,772
	Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	7,574	8,030
	Allstate Corp.	3.280%	12/15/26	9,532	10,918
	American Equity Investment Life Holding Co.	5.000%	6/15/27	10,231	11,165
	American Financial Group Inc.	3.500%	8/15/26	7,385	7,961
	American Financial Group Inc.	5.250%	4/2/30	7,178	8,716
	American International Group Inc.	3.900%	4/1/26	34,280	39,214
	American International Group Inc.	4.200%	4/1/28	13,581	15,726
	American International Group Inc.	4.250%	3/15/29	13,788	16,083
	American International Group Inc.	3.400%	6/30/30	33,393	36,975
[1]	American International Group Inc.	5.750%	4/1/48	13,831	15,076
	Anthem Inc.	2.375%	1/15/25	4	4
	Anthem Inc.	3.650%	12/1/27	23,110	26,486
	Anthem Inc.	4.101%	3/1/28	29,479	34,525
	Anthem Inc.	2.875%	9/15/29	27,199	29,519
	Anthem Inc.	2.250%	5/15/30	32,411	33,483
	Aon Corp.	8.205%	1/1/27	4,681	6,062
	Aon Corp.	4.500%	12/15/28	8,968	10,862
	Aon Corp.	3.750%	5/2/29	15,756	18,201
	Aon Corp.	2.800%	5/15/30	24,080	26,060
	Aon plc	3.875%	12/15/25	15,799	18,058
	Arch Capital Finance LLC	4.011%	12/15/26	9,144	10,531
	Assurant Inc.	4.900%	3/27/28	9,207	10,214
	Assurant Inc.	3.700%	2/22/30	2,290	2,290
	Athene Holding Ltd.	4.125%	1/12/28	13,066	14,235
	Athene Holding Ltd.	6.150%	4/3/30	16,043	19,388
	AXIS Specialty Finance LLC	3.900%	7/15/29	8,925	9,674
[1]	AXIS Specialty Finance LLC	4.900%	1/15/40	5,651	5,368
	AXIS Specialty Finance plc	4.000%	12/6/27	6,115	6,664
	Berkshire Hathaway Finance Corp.	1.850%	3/12/30	9,362	9,705
	Berkshire Hathaway Inc.	3.125%	3/15/26	58,373	65,264
	Brighthouse Financial Inc.	3.700%	6/22/27	27,415	28,667
	Brighthouse Financial Inc.	5.625%	5/15/30	12,848	14,918
	Brown & Brown Inc.	4.500%	3/15/29	6,334	7,020
	Chubb INA Holdings Inc.	3.350%	5/3/26	34,487	39,296
	Cincinnati Financial Corp.	6.920%	5/15/28	5,050	6,635
	CNA Financial Corp.	4.500%	3/1/26	7,995	9,391
	CNA Financial Corp.	3.450%	8/15/27	11,743	12,890
	CNA Financial Corp.	3.900%	5/1/29	9,709	10,998
	CNA Financial Corp.	2.050%	8/15/30	11,460	11,413
	CNO Financial Group Inc.	5.250%	5/30/29	6,090	7,057
	Enstar Group Ltd.	4.950%	6/1/29	13,959	15,389
	Equitable Holdings Inc.	7.000%	4/1/28	5,135	6,493
	Equitable Holdings Inc.	4.350%	4/20/28	35,233	40,098
	Fairfax Financial Holdings Ltd.	4.850%	4/17/28	11,092	12,249
[2]	Fairfax Financial Holdings Ltd.	4.625%	4/29/30	14,319	15,679
	Fidelity National Financial Inc.	4.500%	8/15/28	4,250	4,858
	Fidelity National Financial Inc.	3.400%	6/15/30	18,208	19,575
	First American Financial Corp.	4.600%	11/15/24	2	2
	First American Financial Corp.	4.000%	5/15/30	3,715	3,969
	Globe Life Inc.	4.550%	9/15/28	10,727	12,633
	Globe Life Inc.	2.150%	8/15/30	6,000	6,026
	Hanover Insurance Group Inc.	4.500%	4/15/26	4,725	5,249
	Hanover Insurance Group Inc.	2.500%	9/1/30	6,000	6,113
	Hartford Financial Services Group Inc.	2.800%	8/19/29	12,116	13,042

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Humana Inc.	3.950%	3/15/27	11,960	13,711
	Humana Inc.	3.125%	8/15/29	12,494	13,771
	Humana Inc.	4.875%	4/1/30	15,134	18,977
	Lincoln National Corp.	3.625%	12/12/26	10,545	11,825
	Lincoln National Corp.	3.800%	3/1/28	12,598	14,084
	Lincoln National Corp.	3.050%	1/15/30	12,416	13,387
	Loews Corp.	3.750%	4/1/26	8,952	10,187
	Loews Corp.	3.200%	5/15/30	10,533	11,668
	Manulife Financial Corp.	4.150%	3/4/26	18,960	22,371
	Manulife Financial Corp.	2.484%	5/19/27	5,652	6,060
[1]	Manulife Financial Corp.	4.061%	2/24/32	16,475	17,583
	Markel Corp.	3.500%	11/1/27	5,861	6,368
	Markel Corp.	3.350%	9/17/29	6,115	6,649
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	12,080	13,841
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	33,435	40,535
	Mercury General Corp.	4.400%	3/15/27	3,892	4,215
	MetLife Inc.	3.600%	11/13/25	10,635	12,093
	MetLife Inc.	4.550%	3/23/30	21,530	27,081
	Munich Re America Corp.	7.450%	12/15/26	2,408	3,315
	Old Republic International Corp.	3.875%	8/26/26	7,015	7,727
	PartnerRe Finance B LLC	3.700%	7/2/29	9,854	10,942
	Principal Financial Group Inc.	3.100%	11/15/26	8,074	8,924
	Principal Financial Group Inc.	3.700%	5/15/29	6,522	7,493
	Principal Financial Group Inc.	2.125%	6/15/30	18,000	18,595
	Progressive Corp.	2.450%	1/15/27	11,309	12,119
	Progressive Corp.	4.000%	3/1/29	8,505	10,198
	Progressive Corp.	6.625%	3/1/29	1,752	2,396
	Progressive Corp.	3.200%	3/26/30	14,199	16,339
	Prudential Financial Inc.	1.500%	3/10/26	9,169	9,520
	Prudential Financial Inc.	3.878%	3/27/28	11,325	13,380
	Prudential Financial Inc.	2.100%	3/10/30	8,710	9,124
[1]	Prudential Financial Inc.	4.500%	9/15/47	16,538	17,719
[1]	Prudential Financial Inc.	5.700%	9/15/48	21,775	25,123
[1]	Prudential Financial Inc.	3.700%	10/1/50	14,000	14,415
	Prudential plc	3.125%	4/14/30	17,111	18,938
	Reinsurance Group of America Inc.	3.950%	9/15/26	7,765	8,679
	Reinsurance Group of America Inc.	3.900%	5/15/29	13,505	15,311
	Reinsurance Group of America Inc.	3.150%	6/15/30	11,000	11,872
	RenaissanceRe Finance Inc.	3.450%	7/1/27	5,430	5,739
	RenaissanceRe Holdings Ltd.	3.600%	4/15/29	4,950	5,440
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	5,023	6,394
	Trinity Acquisition plc	4.400%	3/15/26	10,250	11,810
	UnitedHealth Group Inc.	3.750%	7/15/25	389	444
	UnitedHealth Group Inc.	3.700%	12/15/25	8,868	10,180
	UnitedHealth Group Inc.	1.250%	1/15/26	8,278	8,483
	UnitedHealth Group Inc.	3.100%	3/15/26	16,082	18,005
	UnitedHealth Group Inc.	3.450%	1/15/27	14,632	16,611
	UnitedHealth Group Inc.	3.375%	4/15/27	7,139	8,178
	UnitedHealth Group Inc.	2.950%	10/15/27	18,413	20,427
	UnitedHealth Group Inc.	3.850%	6/15/28	31,986	37,584
	UnitedHealth Group Inc.	3.875%	12/15/28	17,969	21,266
	UnitedHealth Group Inc.	2.875%	8/15/29	27,948	31,158
	UnitedHealth Group Inc.	2.000%	5/15/30	23,967	25,020
	Unum Group	4.000%	6/15/29	7,970	8,641
	Voya Financial Inc.	3.650%	6/15/26	7,946	8,965
[1]	Voya Financial Inc.	4.700%	1/23/48	9,176	9,210
	Willis North America Inc.	4.500%	9/15/28	19,047	22,578
	Willis North America Inc.	2.950%	9/15/29	14,241	15,323

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Other Finance (0.0%)
ORIX Corp.	3.700%	7/18/27	7,291	8,212
Real Estate Investment Trusts (4.5%)
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	5,872	6,815
Alexandria Real Estate Equities Inc.	3.800%	4/15/26	11,610	13,266
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	5,553	6,296
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	10,094	11,598
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	3,279	3,985
Alexandria Real Estate Equities Inc.	2.750%	12/15/29	5,439	5,889
Alexandria Real Estate Equities Inc.	4.700%	7/1/30	8,224	10,160
American Campus Communities Operating Partnership LP	3.300%	7/15/26	7,324	7,808
American Campus Communities Operating Partnership LP	3.625%	11/15/27	9,098	9,645
American Campus Communities Operating Partnership LP	2.850%	2/1/30	7,753	7,719
American Homes 4 Rent LP	4.250%	2/15/28	7,448	8,380
American Homes 4 Rent LP	4.900%	2/15/29	6,700	7,988
AvalonBay Communities Inc.	3.500%	11/15/25	6,960	7,838
AvalonBay Communities Inc.	2.950%	5/11/26	6,711	7,324
AvalonBay Communities Inc.	2.900%	10/15/26	7,101	7,768
AvalonBay Communities Inc.	3.350%	5/15/27	8,899	9,971
AvalonBay Communities Inc.	3.200%	1/15/28	6,887	7,684
AvalonBay Communities Inc.	3.300%	6/1/29	9,008	10,236
AvalonBay Communities Inc.	2.300%	3/1/30	15,197	16,067
Boston Properties LP	3.650%	2/1/26	11,546	12,859
Boston Properties LP	2.750%	10/1/26	31,744	34,247
Boston Properties LP	4.500%	12/1/28	24,093	28,495
Boston Properties LP	3.400%	6/21/29	11,380	12,455
Boston Properties LP	2.900%	3/15/30	12,998	13,741
Brandywine Operating Partnership LP	3.950%	11/15/27	9,772	10,136
Brandywine Operating Partnership LP	4.550%	10/1/29	11,817	12,605
Brixmor Operating Partnership LP	4.125%	6/15/26	500	540
Brixmor Operating Partnership LP	3.900%	3/15/27	9,915	10,403
Brixmor Operating Partnership LP	4.125%	5/15/29	19,667	21,065
Brixmor Operating Partnership LP	4.050%	7/1/30	11,924	12,768
Camden Property Trust	4.100%	10/15/28	7,566	8,980
Camden Property Trust	3.150%	7/1/29	16,152	18,050
Camden Property Trust	2.800%	5/15/30	16,760	18,364
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	3,667	3,833
CubeSmart LP	4.000%	11/15/25	5,516	6,166
CubeSmart LP	3.125%	9/1/26	7,558	8,155
CubeSmart LP	4.375%	2/15/29	5,527	6,481
CubeSmart LP	3.000%	2/15/30	1,875	2,011
CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	12,400	13,512
Digital Realty Trust LP	4.750%	10/1/25	3,405	3,988
Digital Realty Trust LP	3.700%	8/15/27	18,858	21,453
Digital Realty Trust LP	4.450%	7/15/28	16,321	19,632
Digital Realty Trust LP	3.600%	7/1/29	24,736	28,464
Duke Realty LP	3.250%	6/30/26	5,414	5,955
Duke Realty LP	3.375%	12/15/27	6,854	7,709
Duke Realty LP	4.000%	9/15/28	7,533	8,859
Duke Realty LP	2.875%	11/15/29	7,742	8,490
Duke Realty LP	1.750%	7/1/30	12,000	12,017
EPR Properties	4.750%	12/15/26	7,704	7,398
EPR Properties	4.500%	6/1/27	9,603	9,003
EPR Properties	4.950%	4/15/28	11,615	11,293
EPR Properties	3.750%	8/15/29	7,700	6,805
ERP Operating LP	2.850%	11/1/26	5,849	6,471
ERP Operating LP	3.250%	8/1/27	8,567	9,544
ERP Operating LP	3.500%	3/1/28	11,210	12,745
ERP Operating LP	4.150%	12/1/28	5,232	6,237

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
ERP Operating LP	3.000%	7/1/29	18,121	20,116
ERP Operating LP	2.500%	2/15/30	16,946	18,208
Essex Portfolio LP	3.500%	4/1/25	10	11
Essex Portfolio LP	3.375%	4/15/26	9,583	10,520
Essex Portfolio LP	3.625%	5/1/27	6,561	7,330
Essex Portfolio LP	4.000%	3/1/29	7,973	9,298
Essex Portfolio LP	3.000%	1/15/30	16,798	18,204
Federal Realty Investment Trust	3.250%	7/15/27	8,817	9,415
Federal Realty Investment Trust	3.200%	6/15/29	6,370	6,718
Federal Realty Investment Trust	3.500%	6/1/30	10,505	11,341
Healthcare Realty Trust Inc.	3.625%	1/15/28	7,413	7,907
Healthcare Realty Trust Inc.	2.400%	3/15/30	3,729	3,741
Healthcare Trust of America Holdings LP	3.500%	8/1/26	14,636	16,125
Healthcare Trust of America Holdings LP	3.750%	7/1/27	9,402	10,242
Healthcare Trust of America Holdings LP	3.100%	2/15/30	5,174	5,447
Healthpeak Properties Inc.	3.250%	7/15/26	20,135	22,468
Healthpeak Properties Inc.	3.500%	7/15/29	11,679	12,962
Healthpeak Properties Inc.	3.000%	1/15/30	16,229	17,427
Highwoods Realty LP	3.875%	3/1/27	11,238	12,162
Highwoods Realty LP	4.125%	3/15/28	5,430	5,991
Highwoods Realty LP	4.200%	4/15/29	8,195	9,169
Highwoods Realty LP	3.050%	2/15/30	2,550	2,647
Host Hotels & Resorts LP	4.500%	2/1/26	7,294	7,766
Host Hotels & Resorts LP	3.375%	12/15/29	13,992	13,630
Host Hotels & Resorts LP	3.500%	9/15/30	3,000	2,957
Hudson Pacific Properties LP	3.950%	11/1/27	6,754	7,283
Hudson Pacific Properties LP	4.650%	4/1/29	8,218	9,267
Hudson Pacific Properties LP	3.250%	1/15/30	10,190	10,470
Kilroy Realty LP	4.375%	10/1/25	8,697	9,632
Kilroy Realty LP	4.750%	12/15/28	14,401	16,730
Kilroy Realty LP	4.250%	8/15/29	9,229	10,440
Kilroy Realty LP	3.050%	2/15/30	7,368	7,660
Kimco Realty Corp.	2.800%	10/1/26	8,962	9,490
Kimco Realty Corp.	3.800%	4/1/27	6,452	7,040
Kimco Realty Corp.	1.900%	3/1/28	2,000	1,964
Kimco Realty Corp.	2.700%	10/1/30	4,000	4,085
Kite Realty Group LP	4.000%	10/1/26	5,035	4,778
Lexington Realty Trust	2.700%	9/15/30	1,500	1,517
Life Storage LP	3.500%	7/1/26	9,191	10,056
Life Storage LP	3.875%	12/15/27	6,774	7,484
Life Storage LP	4.000%	6/15/29	9,450	10,607
Mid-America Apartments LP	4.000%	11/15/25	5,167	5,833
Mid-America Apartments LP	3.600%	6/1/27	13,633	15,290
Mid-America Apartments LP	4.200%	6/15/28	4,840	5,632
Mid-America Apartments LP	3.950%	3/15/29	19,305	22,346
Mid-America Apartments LP	2.750%	3/15/30	1,837	1,970
National Retail Properties Inc.	4.000%	11/15/25	6,767	7,573
National Retail Properties Inc.	3.600%	12/15/26	5,628	6,094
National Retail Properties Inc.	3.500%	10/15/27	8,400	8,899
National Retail Properties Inc.	4.300%	10/15/28	9,339	10,430
National Retail Properties Inc.	2.500%	4/15/30	5,864	5,760
Omega Healthcare Investors Inc.	5.250%	1/15/26	7,152	7,810
Omega Healthcare Investors Inc.	4.500%	4/1/27	9,738	10,299
Omega Healthcare Investors Inc.	4.750%	1/15/28	15,637	16,756
Omega Healthcare Investors Inc.	3.625%	10/1/29	17,958	17,966
Physicians Realty LP	4.300%	3/15/27	8,019	8,510
Physicians Realty LP	3.950%	1/15/28	5,235	5,372
Piedmont Operating Partnership LP	3.150%	8/15/30	6,000	5,878
Prologis LP	3.750%	11/1/25	8,991	10,295
Prologis LP	3.250%	10/1/26	10,720	12,117
Prologis LP	2.125%	4/15/27	18,621	19,832
Prologis LP	3.875%	9/15/28	7,618	9,086
Prologis LP	4.375%	2/1/29	2,417	2,977
Prologis LP	2.250%	4/15/30	21,919	23,390

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Public Storage	3.094%	9/15/27	10,819	12,199
Public Storage	3.385%	5/1/29	15,866	18,365
Realty Income Corp.	4.125%	10/15/26	12,657	14,660
Realty Income Corp.	3.000%	1/15/27	14,795	15,954
Realty Income Corp.	3.650%	1/15/28	11,821	13,199
Realty Income Corp.	3.250%	6/15/29	10,100	11,114
Regency Centers LP	3.600%	2/1/27	8,425	9,068
Regency Centers LP	4.125%	3/15/28	7,225	8,015
Regency Centers LP	2.950%	9/15/29	8,696	8,965
Regency Centers LP	3.700%	6/15/30	12,700	14,025
Sabra Health Care LP	5.125%	8/15/26	9,551	10,363
Sabra Health Care LP	3.900%	10/15/29	4,975	4,782
Simon Property Group LP	3.375%	10/1/24	1	1
Simon Property Group LP	3.500%	9/1/25	12,113	13,305
Simon Property Group LP	3.300%	1/15/26	14,538	15,885
Simon Property Group LP	3.250%	11/30/26	18,824	20,521
Simon Property Group LP	3.375%	6/15/27	10,246	11,028
Simon Property Group LP	3.375%	12/1/27	24,416	26,398
Simon Property Group LP	2.450%	9/13/29	28,588	28,484
Simon Property Group LP	2.650%	7/15/30	16,035	16,039
SITE Centers Corp.	3.900%	8/15/24	1,830	1,805
SITE Centers Corp.	4.700%	6/1/27	10,884	11,443
Spirit Realty LP	4.450%	9/15/26	2,529	2,732
Spirit Realty LP	3.200%	1/15/27	6,370	6,427
Spirit Realty LP	4.000%	7/15/29	9,900	10,341
Spirit Realty LP	3.400%	1/15/30	7,150	7,116
STORE Capital Corp.	4.500%	3/15/28	6,470	6,818
STORE Capital Corp.	4.625%	3/15/29	7,336	7,815
Tanger Properties LP	3.125%	9/1/26	6,489	6,135
Tanger Properties LP	3.875%	7/15/27	8,325	8,015
UDR Inc.	4.000%	10/1/25	5,030	5,653
UDR Inc.	2.950%	9/1/26	6,890	7,450
UDR Inc.	3.500%	7/1/27	4,584	5,060
UDR Inc.	3.500%	1/15/28	5,500	6,100
UDR Inc.	4.400%	1/26/29	7,922	9,389
UDR Inc.	3.200%	1/15/30	12,107	13,451
Ventas Realty LP	4.125%	1/15/26	10,616	11,836
Ventas Realty LP	3.250%	10/15/26	14,351	15,284
Ventas Realty LP	3.850%	4/1/27	4,096	4,418
Ventas Realty LP	4.000%	3/1/28	9,140	9,860
Ventas Realty LP	4.400%	1/15/29	17,813	19,824
Ventas Realty LP	3.000%	1/15/30	10,408	10,478
VEREIT Operating Partnership LP	4.625%	11/1/25	8,911	9,850
VEREIT Operating Partnership LP	4.875%	6/1/26	10,077	11,188
VEREIT Operating Partnership LP	3.950%	8/15/27	12,192	13,006
VEREIT Operating Partnership LP	3.400%	1/15/28	15,186	15,741
VEREIT Operating Partnership LP	3.100%	12/15/29	11,008	11,047
Welltower Inc.	4.250%	4/1/26	11,123	12,654
Welltower Inc.	2.700%	2/15/27	12,582	13,368
Welltower Inc.	4.250%	4/15/28	18,854	21,239
Welltower Inc.	4.125%	3/15/29	13,217	14,835
Welltower Inc.	3.100%	1/15/30	15,480	16,265
WP Carey Inc.	4.250%	10/1/26	3,205	3,596
WP Carey Inc.	3.850%	7/15/29	8,537	9,175
				14,095,253
Industrial (58.1%)
Basic Industry (2.7%)
Air Products and Chemicals Inc.	1.500%	10/15/25	16,323	16,978
Air Products and Chemicals Inc.	1.850%	5/15/27	17,038	17,959
Air Products and Chemicals Inc.	2.050%	5/15/30	14,284	15,018
Albemarle Wodgina Pty Ltd.	3.450%	11/15/29	5,525	5,539
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	4,199	5,344
Cabot Corp.	4.000%	7/1/29	6,075	6,488

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Celulosa Arauco y Constitucion SA	3.875%	11/2/27	12,303	13,104
	Dow Chemical Co.	4.550%	11/30/25	20,304	23,541
	Dow Chemical Co.	3.625%	5/15/26	18,880	21,081
	Dow Chemical Co.	4.800%	11/30/28	8,941	10,832
	Dow Chemical Co.	7.375%	11/1/29	10,246	14,534
	Dow Chemical Co.	2.100%	11/15/30	5,000	4,918
	DuPont de Nemours Inc.	4.493%	11/15/25	39,403	45,744
	DuPont de Nemours Inc.	4.725%	11/15/28	34,408	41,909
	Eastman Chemical Co.	4.500%	12/1/28	11,179	13,153
	Ecolab Inc.	2.700%	11/1/26	21,023	23,599
	Ecolab Inc.	3.250%	12/1/27	11,512	12,997
	Ecolab Inc.	4.800%	3/24/30	17,079	21,668
	Ecolab Inc.	1.300%	1/30/31	3,000	2,912
	EI du Pont de Nemours & Co.	2.300%	7/15/30	4,300	4,543
	Fibria Overseas Finance Ltd.	5.500%	1/17/27	12,973	14,384
	FMC Corp.	3.200%	10/1/26	12,747	14,184
	FMC Corp.	3.450%	10/1/29	11,768	13,197
	Georgia-Pacific LLC	7.375%	12/1/25	1,427	1,841
	Georgia-Pacific LLC	7.750%	11/15/29	2,972	4,415
[2]	Georgia-Pacific LLC	2.300%	4/30/30	5,000	5,296
	Huntsman International LLC	4.500%	5/1/29	10,535	11,674
	International Flavors & Fragrances Inc.	4.450%	9/26/28	6,492	7,536
	International Paper Co.	3.800%	1/15/26	14,007	15,965
	International Paper Co.	3.000%	2/15/27	16,247	17,841
	Kinross Gold Corp.	4.500%	7/15/27	9,803	11,163
	LYB International Finance II BV	3.500%	3/2/27	16,110	17,874
	LYB International Finance III LLC	3.375%	5/1/30	13,750	14,896
	Mosaic Co.	4.050%	11/15/27	15,505	17,064
	Newmont Corp.	2.800%	10/1/29	22,509	24,370
	Nucor Corp.	3.950%	5/1/28	9,298	10,857
	Nucor Corp.	2.700%	6/1/30	9,647	10,382
	Nutrien Ltd.	4.000%	12/15/26	8,380	9,675
	Nutrien Ltd.	4.200%	4/1/29	9,580	11,290
	Nutrien Ltd.	2.950%	5/13/30	12,845	13,971
	Packaging Corp. of America	3.400%	12/15/27	11,395	12,711
	Packaging Corp. of America	3.000%	12/15/29	9,373	10,258
	PPG Industries Inc.	3.750%	3/15/28	2,200	2,655
	PPG Industries Inc.	2.800%	8/15/29	7,443	8,043
	PPG Industries Inc.	2.550%	6/15/30	7,700	8,215
	Praxair Inc.	3.200%	1/30/26	9,563	10,709
	Praxair Inc.	1.100%	8/10/30	10,000	9,764
	Reliance Steel & Aluminum Co.	2.150%	8/15/30	9,603	9,504
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	11,287	15,983
	Rohm & Haas Co.	7.850%	7/15/29	18,349	25,929
	RPM International Inc.	3.750%	3/15/27	7,927	8,602
	RPM International Inc.	4.550%	3/1/29	10,620	12,360
	Sherwin-Williams Co.	3.950%	1/15/26	7,787	8,852
	Sherwin-Williams Co.	3.450%	6/1/27	30,748	34,855
	Sherwin-Williams Co.	2.950%	8/15/29	30,141	33,060
	Sherwin-Williams Co.	2.300%	5/15/30	8,323	8,650
	Steel Dynamics Inc.	4.125%	9/15/25	6,000	6,090
	Steel Dynamics Inc.	3.450%	4/15/30	15,362	16,783
	Steel Dynamics Inc.	3.250%	1/15/31	1,000	1,075
	Suzano Austria GmbH	6.000%	1/15/29	34,550	39,116
	Suzano Austria GmbH	5.000%	1/15/30	19,173	20,473
[2]	Teck Resources Ltd.	3.900%	7/15/30	9,600	9,838
	Vale Overseas Ltd.	6.250%	8/10/26	31,765	37,800
	Vale Overseas Ltd.	3.750%	7/8/30	32,400	33,910
	Westlake Chemical Corp.	3.600%	8/15/26	12,001	13,083
	Westlake Chemical Corp.	3.375%	6/15/30	900	956
	Westrock MWV LLC	8.200%	1/15/30	2,128	3,022
	Weyerhaeuser Co.	6.950%	10/1/27	3,364	4,247
	Weyerhaeuser Co.	4.000%	11/15/29	16,375	18,835
	Weyerhaeuser Co.	4.000%	4/15/30	17,585	20,484

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	WRKCo Inc.	4.650%	3/15/26	15,690	18,435
	WRKCo Inc.	3.375%	9/15/27	11,419	12,518
	WRKCo Inc.	4.000%	3/15/28	10,925	12,476
	WRKCo Inc.	3.900%	6/1/28	18,955	21,588
	WRKCo Inc.	4.900%	3/15/29	25,032	30,747
	Yamana Gold Inc.	4.625%	12/15/27	200	217
	Capital Goods (5.6%)
	3M Co.	2.250%	9/19/26	14,158	15,367
	3M Co.	2.875%	10/15/27	15,298	17,081
	3M Co.	3.625%	9/14/28	4,984	5,807
	3M Co.	3.375%	3/1/29	18,395	21,160
	3M Co.	2.375%	8/26/29	27,966	30,162
	3M Co.	3.050%	4/15/30	8,821	10,073
	ABB Finance USA Inc.	3.800%	4/3/28	6,340	7,417
	Allegion plc	3.500%	10/1/29	7,249	7,904
	Allegion US Holding Co. Inc.	3.550%	10/1/27	6,700	7,171
	Amcor Finance USA Inc.	3.625%	4/28/26	315	350
	Amphenol Corp.	4.350%	6/1/29	8,539	10,365
	Amphenol Corp.	2.800%	2/15/30	19,901	21,705
	Avery Dennison Corp.	4.875%	12/6/28	8,875	10,852
	Avery Dennison Corp.	2.650%	4/30/30	10,850	11,443
	Bemis Co. Inc.	3.100%	9/15/26	6,673	7,196
	Bemis Co. Inc.	2.630%	6/19/30	14,772	15,842
	Boeing Co.	2.600%	10/30/25	6,237	6,210
	Boeing Co.	3.100%	5/1/26	14,530	14,567
	Boeing Co.	2.250%	6/15/26	13,806	13,587
	Boeing Co.	2.700%	2/1/27	18,981	18,388
	Boeing Co.	2.800%	3/1/27	17,773	17,298
	Boeing Co.	5.040%	5/1/27	35,207	38,676
	Boeing Co.	3.250%	3/1/28	16,259	16,163
	Boeing Co.	3.450%	11/1/28	6,719	6,721
	Boeing Co.	3.200%	3/1/29	14,386	14,251
	Boeing Co.	2.950%	2/1/30	6,569	6,372
	Boeing Co.	5.150%	5/1/30	85,271	95,408
	Carlisle Cos. Inc.	3.750%	12/1/27	9,866	11,030
	Carlisle Cos. Inc.	2.750%	3/1/30	23,042	24,372
[2]	Carrier Global Corp.	2.493%	2/15/27	31,256	32,753
[2]	Carrier Global Corp.	2.722%	2/15/30	40,074	42,007
	Caterpillar Financial Services Corp.	2.400%	8/9/26	5,785	6,308
	Caterpillar Inc.	2.600%	9/19/29	7,215	7,935
	Caterpillar Inc.	2.600%	4/9/30	21,639	23,721
	CNH Industrial NV	3.850%	11/15/27	17,586	18,960
	Deere & Co.	5.375%	10/16/29	2,457	3,226
	Deere & Co.	3.100%	4/15/30	17,664	20,083
	Dover Corp.	3.150%	11/15/25	9,520	10,491
	Dover Corp.	2.950%	11/4/29	6,482	7,051
	Eagle Materials Inc.	4.500%	8/1/26	5,819	6,072
	Eaton Corp.	3.103%	9/15/27	12,735	14,188
	Emerson Electric Co.	1.800%	10/15/27	14,273	14,990
	Fortive Corp.	3.150%	6/15/26	16,067	17,681
	Fortune Brands Home & Security Inc.	3.250%	9/15/29	13,824	15,419
	General Dynamics Corp.	2.125%	8/15/26	9,588	10,320
	General Dynamics Corp.	3.500%	4/1/27	5,631	6,430
	General Dynamics Corp.	2.625%	11/15/27	10,956	11,981
	General Dynamics Corp.	3.750%	5/15/28	24,977	29,214
	General Dynamics Corp.	3.625%	4/1/30	24,207	28,643
	General Electric Co.	5.550%	1/5/26	8,325	9,673
	General Electric Co.	3.450%	5/1/27	23,423	24,719
	General Electric Co.	3.625%	5/1/30	25,626	26,469
	Hexcel Corp.	3.950%	2/15/27	11,442	12,308
	Honeywell International Inc.	2.500%	11/1/26	37,769	41,538
	Honeywell International Inc.	2.700%	8/15/29	15,854	17,737
	Honeywell International Inc.	1.950%	6/1/30	27,885	29,300

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Howmet Aerospace Inc.	5.900%	2/1/27	600	677
	Howmet Aerospace Inc.	6.750%	1/15/28	3,809	4,385
	Hubbell Inc.	3.350%	3/1/26	4,204	4,543
	Hubbell Inc.	3.150%	8/15/27	5,578	5,892
	Hubbell Inc.	3.500%	2/15/28	8,899	9,628
	Huntington Ingalls Industries Inc.	3.483%	12/1/27	7,025	7,648
[2]	Huntington Ingalls Industries Inc.	4.200%	5/1/30	13,058	14,941
	IDEX Corp.	3.000%	5/1/30	7,020	7,685
	Illinois Tool Works Inc.	2.650%	11/15/26	26,783	29,789
	Ingersoll-Rand Global Holding Co. Ltd.	3.750%	8/21/28	7,495	8,610
	Ingersoll-Rand Luxembourg Finance SA	3.500%	3/21/26	4,570	5,101
	Ingersoll-Rand Luxembourg Finance SA	3.800%	3/21/29	15,077	17,581
	John Deere Capital Corp.	3.400%	9/11/25	7,425	8,396
	John Deere Capital Corp.	2.650%	6/10/26	9,751	10,756
	John Deere Capital Corp.	2.250%	9/14/26	12,069	13,097
	John Deere Capital Corp.	1.750%	3/9/27	3,971	4,143
	John Deere Capital Corp.	2.800%	9/8/27	10,016	11,158
	John Deere Capital Corp.	3.050%	1/6/28	7,440	8,288
	John Deere Capital Corp.	3.450%	3/7/29	10,272	11,932
	John Deere Capital Corp.	2.800%	7/18/29	13,815	15,346
	John Deere Capital Corp.	2.450%	1/9/30	27,555	29,950
	Johnson Controls International plc	3.900%	2/14/26	8,336	9,359
	Kennametal Inc.	4.625%	6/15/28	5,808	6,327
	L3Harris Technologies Inc.	3.850%	12/15/26	9,383	10,776
	L3Harris Technologies Inc.	4.400%	6/15/28	20,597	24,506
	L3Harris Technologies Inc.	4.400%	6/15/28	16,296	19,356
	L3Harris Technologies Inc.	2.900%	12/15/29	10,217	11,118
	Leggett & Platt Inc.	3.500%	11/15/27	8,272	8,554
	Leggett & Platt Inc.	4.400%	3/15/29	11,227	12,345
	Lennox International Inc.	1.700%	8/1/27	5,975	6,027
	Lockheed Martin Corp.	3.550%	1/15/26	55,240	63,055
	Lockheed Martin Corp.	1.850%	6/15/30	8,457	8,755
	Martin Marietta Materials Inc.	3.450%	6/1/27	6,298	7,097
	Martin Marietta Materials Inc.	3.500%	12/15/27	8,034	8,953
	Martin Marietta Materials Inc.	2.500%	3/15/30	12,294	12,858
	Masco Corp.	4.375%	4/1/26	9,660	11,321
	Masco Corp.	3.500%	11/15/27	6,160	6,593
	Mohawk Industries Inc.	3.625%	5/15/30	8,650	8,958
	Northrop Grumman Corp.	3.200%	2/1/27	15,434	17,324
	Northrop Grumman Corp.	3.250%	1/15/28	38,352	43,345
	Northrop Grumman Corp.	4.400%	5/1/30	26,354	32,515
	Nvent Finance Sarl	4.550%	4/15/28	6,070	6,479
	Oshkosh Corp.	4.600%	5/15/28	4,000	4,550
	Oshkosh Corp.	3.100%	3/1/30	2,750	2,884
[2]	Otis Worldwide Corp.	2.293%	4/5/27	16,158	17,243
[2]	Otis Worldwide Corp.	2.565%	2/15/30	41,723	44,508
	Owens Corning	3.400%	8/15/26	6,745	7,234
	Owens Corning	3.950%	8/15/29	8,200	9,066
	Owens Corning	3.875%	6/1/30	5,479	6,155
	Parker-Hannifin Corp.	3.250%	3/1/27	12,684	14,016
	Parker-Hannifin Corp.	3.250%	6/14/29	28,431	32,007
	Pentair Finance Sarl	4.500%	7/1/29	720	792
	Raytheon Technologies Corp.	2.650%	11/1/26	2,339	2,582
[2]	Raytheon Technologies Corp.	3.500%	3/15/27	30,367	34,374
	Raytheon Technologies Corp.	3.125%	5/4/27	29,911	33,150
[2]	Raytheon Technologies Corp.	7.200%	8/15/27	2,843	3,807
	Raytheon Technologies Corp.	6.700%	8/1/28	4,151	5,637
	Raytheon Technologies Corp.	4.125%	11/16/28	74,175	88,193
	Raytheon Technologies Corp.	7.500%	9/15/29	10,178	14,899
	Raytheon Technologies Corp.	2.250%	7/1/30	15,095	15,877
	Republic Services Inc.	2.900%	7/1/26	13,554	15,056
	Republic Services Inc.	3.375%	11/15/27	19,113	21,770
	Republic Services Inc.	3.950%	5/15/28	8,640	10,197
	Republic Services Inc.	2.300%	3/1/30	18,093	19,150

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rockwell Automation Inc.	3.500%	3/1/29	5,851	6,749
Roper Technologies Inc.	1.000%	9/15/25	2,550	2,566
Roper Technologies Inc.	3.850%	12/15/25	6,482	7,390
Roper Technologies Inc.	3.800%	12/15/26	24,519	28,371
Roper Technologies Inc.	1.400%	9/15/27	9,000	9,129
Roper Technologies Inc.	4.200%	9/15/28	16,897	20,206
Roper Technologies Inc.	2.950%	9/15/29	13,961	15,302
Roper Technologies Inc.	2.000%	6/30/30	8,825	9,015
Snap-on Inc.	3.250%	3/1/27	2,715	3,007
Sonoco Products Co.	3.125%	5/1/30	11,099	12,139
Stanley Black & Decker Inc.	3.400%	3/1/26	14,329	16,150
Stanley Black & Decker Inc.	4.250%	11/15/28	9,879	11,956
Stanley Black & Decker Inc.	2.300%	3/15/30	12,058	12,853
Textron Inc.	4.000%	3/15/26	5,710	6,202
Textron Inc.	3.650%	3/15/27	14,983	16,031
Textron Inc.	3.375%	3/1/28	5,193	5,524
Textron Inc.	3.900%	9/17/29	6,176	6,780
Textron Inc.	3.000%	6/1/30	500	524
Timken Co.	4.500%	12/15/28	6,666	7,241
Vulcan Materials Co.	3.900%	4/1/27	7,849	8,837
Vulcan Materials Co.	3.500%	6/1/30	15,177	17,159
Wabtec Corp.	3.450%	11/15/26	15,849	16,757
Wabtec Corp.	4.950%	9/15/28	16,753	19,286
Waste Connections Inc.	4.250%	12/1/28	9,109	10,879
Waste Connections Inc.	3.500%	5/1/29	8,382	9,533
Waste Connections Inc.	2.600%	2/1/30	13,722	14,725
Waste Management Inc.	3.150%	11/15/27	18,393	20,435
Xylem Inc.	3.250%	11/1/26	11,347	12,670
Xylem Inc.	1.950%	1/30/28	10,000	10,413
Communication (7.7%)
Activision Blizzard Inc.	3.400%	9/15/26	16,787	19,181
Activision Blizzard Inc.	3.400%	6/15/27	7,462	8,393
America Movil SAB de CV	3.625%	4/22/29	19,035	21,483
America Movil SAB de CV	2.875%	5/7/30	26,000	28,081
American Tower Corp.	1.300%	9/15/25	4,325	4,385
American Tower Corp.	4.400%	2/15/26	11,556	13,386
American Tower Corp.	3.375%	10/15/26	21,089	23,717
American Tower Corp.	2.750%	1/15/27	12,008	13,034
American Tower Corp.	3.125%	1/15/27	10,595	11,693
American Tower Corp.	3.550%	7/15/27	13,077	14,715
American Tower Corp.	3.600%	1/15/28	14,927	16,796
American Tower Corp.	3.950%	3/15/29	10,992	12,747
American Tower Corp.	3.800%	8/15/29	31,856	36,785
American Tower Corp.	2.900%	1/15/30	19,452	21,132
American Tower Corp.	2.100%	6/15/30	12,155	12,386
AT&T Inc.	3.875%	1/15/26	21,539	24,562
AT&T Inc.	4.125%	2/17/26	52,490	60,419
AT&T Inc.	2.950%	7/15/26	21,443	23,497
AT&T Inc.	3.800%	2/15/27	27,714	31,610
AT&T Inc.	4.250%	3/1/27	34,977	40,888
AT&T Inc.	2.300%	6/1/27	38,699	41,029
AT&T Inc.	1.650%	2/1/28	46,320	46,926
AT&T Inc.	4.100%	2/15/28	52,058	60,757
AT&T Inc.	4.350%	3/1/29	63,626	75,553
AT&T Inc.	4.300%	2/15/30	56,077	66,783
British Telecommunications plc	5.125%	12/4/28	14,634	18,031
Charter Communications Operating LLC / Charter Communications Operating Capital	3.750%	2/15/28	19,548	21,752
Charter Communications Operating LLC / Charter Communications Operating Capital	4.200%	3/15/28	24,713	28,290
Charter Communications Operating LLC / Charter Communications Operating Capital	5.050%	3/30/29	30,160	36,470
Comcast Corp.	3.950%	10/15/25	61,261	70,615

Vanguard® Intermediate-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Comcast Corp.	3.150%	3/1/26	44,503	49,804
	Comcast Corp.	2.350%	1/15/27	28,257	30,234
	Comcast Corp.	3.300%	2/1/27	27,269	30,846
	Comcast Corp.	3.300%	4/1/27	9,548	10,826
	Comcast Corp.	3.150%	2/15/28	37,721	42,734
	Comcast Corp.	3.550%	5/1/28	17,737	20,578
	Comcast Corp.	4.150%	10/15/28	78,316	94,509
	Comcast Corp.	2.650%	2/1/30	37,665	41,066
	Comcast Corp.	3.400%	4/1/30	30,462	35,038
	Crown Castle International Corp.	4.450%	2/15/26	13,561	15,715
	Crown Castle International Corp.	3.700%	6/15/26	22,460	25,281
	Crown Castle International Corp.	4.000%	3/1/27	8,226	9,380
	Crown Castle International Corp.	3.650%	9/1/27	16,261	18,387
	Crown Castle International Corp.	3.800%	2/15/28	23,727	26,989
	Crown Castle International Corp.	4.300%	2/15/29	17,605	20,646
	Crown Castle International Corp.	3.100%	11/15/29	10,810	11,836
	Crown Castle International Corp.	3.300%	7/1/30	16,720	18,566
	Deutsche Telekom International Finance BV	8.750%	6/15/30	70,233	110,103
	Discovery Communications LLC	4.900%	3/11/26	15,636	18,311
	Discovery Communications LLC	3.950%	3/20/28	35,111	39,944
	Discovery Communications LLC	4.125%	5/15/29	23,080	26,402
	Discovery Communications LLC	3.625%	5/15/30	27,937	30,734
	Electronic Arts Inc.	4.800%	3/1/26	5,852	6,954
	Fox Corp.	4.709%	1/25/29	43,606	52,313
	Fox Corp.	3.500%	4/8/30	15,593	17,551
	Grupo Televisa SAB	4.625%	1/30/26	3,665	4,102
	Interpublic Group of Cos. Inc.	4.650%	10/1/28	10,097	11,946
	Interpublic Group of Cos. Inc.	4.750%	3/30/30	13,120	15,753
	Moody's Corp.	3.250%	1/15/28	10,041	11,300
	Moody's Corp.	4.250%	2/1/29	4,771	5,696
	Omnicom Group Inc.	2.450%	4/30/30	1,692	1,739
	Omnicom Group Inc.	4.200%	6/1/30	6,272	7,306
	Omnicom Group Inc. / Omnicom Capital Inc.	3.600%	4/15/26	44,169	49,674
	RELX Capital Inc.	4.000%	3/18/29	12,549	14,805
	RELX Capital Inc.	3.000%	5/22/30	11,968	13,069
	Rogers Communications Inc.	3.625%	12/15/25	16,163	18,322
	Rogers Communications Inc.	2.900%	11/15/26	7,840	8,682
	S&P Global Inc.	4.400%	2/15/26	10,600	12,617
	S&P Global Inc.	2.950%	1/22/27	9,277	10,292
	S&P Global Inc.	2.500%	12/1/29	9,134	9,886
	S&P Global Inc.	1.250%	8/15/30	12,000	11,759
[2]	T-Mobile USA Inc.	1.500%	2/15/26	19,575	19,835
[2]	T-Mobile USA Inc.	3.750%	4/15/27	84,975	96,217
[2]	T-Mobile USA Inc.	2.050%	2/15/28	28,640	29,358
[2]	T-Mobile USA Inc.	3.875%	4/15/30	145,810	166,648
	TCI Communications Inc.	7.875%	2/15/26	8,449	11,464
	TCI Communications Inc.	7.125%	2/15/28	5,940	8,243
	Telefonica Emisiones SAU	4.103%	3/8/27	39,634	45,294
	TELUS Corp.	2.800%	2/16/27	9,188	9,842
	TELUS Corp.	3.700%	9/15/27	4,187	4,707
	Thomson Reuters Corp.	3.350%	5/15/26	11,276	12,578
	TWDC Enterprises 18 Corp.	2.950%	6/15/27	4,257	4,722
	Verizon Communications Inc.	2.625%	8/15/26	47,860	52,576
	Verizon Communications Inc.	4.125%	3/16/27	54,778	64,723
	Verizon Communications Inc.	3.000%	3/22/27	17,749	19,801
	Verizon Communications Inc.	4.329%	9/21/28	88,636	107,342
	Verizon Communications Inc.	3.875%	2/8/29	7,224	8,515
	Verizon Communications Inc.	4.016%	12/3/29	78,669	94,493
	Verizon Communications Inc.	3.150%	3/22/30	36,207	40,911
	ViacomCBS Inc.	4.000%	1/15/26	12,213	13,792
	ViacomCBS Inc.	2.900%	1/15/27	27,184	29,362
	ViacomCBS Inc.	3.375%	2/15/28	15,308	16,715
	ViacomCBS Inc.	3.700%	6/1/28	12,334	13,562
	ViacomCBS Inc.	4.200%	6/1/29	10,524	12,079

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	ViacomCBS Inc.	7.875%	7/30/30	7,747	11,186
	Vodafone Group plc	4.375%	5/30/28	69,410	82,881
	Vodafone Group plc	7.875%	2/15/30	12,146	17,579
	Walt Disney Co.	3.150%	9/17/25	14,318	15,923
	Walt Disney Co.	3.700%	10/15/25	12,464	14,166
	Walt Disney Co.	1.750%	1/13/26	28,030	29,241
	Walt Disney Co.	3.000%	2/13/26	19,572	21,749
	Walt Disney Co.	1.850%	7/30/26	24,424	25,619
	Walt Disney Co.	3.375%	11/15/26	10,145	11,493
	Walt Disney Co.	3.700%	3/23/27	15,866	18,346
	Walt Disney Co.	2.200%	1/13/28	20,950	22,196
	Walt Disney Co.	2.000%	9/1/29	42,951	44,385
	Walt Disney Co.	3.800%	3/22/30	24,545	29,039
	Weibo Corp.	3.375%	7/8/30	15,550	16,243
	WPP Finance 2010	3.750%	9/19/24	1	1
	Consumer Cyclical (7.7%)
	Advance Auto Parts Inc.	3.900%	4/15/30	9,143	10,069
	Alibaba Group Holding Ltd.	3.400%	12/6/27	46,190	52,020
	Amazon.com Inc.	5.200%	12/3/25	15,333	18,796
	Amazon.com Inc.	1.200%	6/3/27	24,965	25,459
	Amazon.com Inc.	3.150%	8/22/27	71,775	82,096
	Amazon.com Inc.	1.500%	6/3/30	45,276	46,219
	American Honda Finance Corp.	2.300%	9/9/26	4,913	5,254
	American Honda Finance Corp.	2.350%	1/8/27	14,153	15,067
	American Honda Finance Corp.	3.500%	2/15/28	11,767	13,578
	Aptiv plc	4.250%	1/15/26	11,624	13,297
	Aptiv plc	4.350%	3/15/29	6,105	6,790
	Automatic Data Processing Inc.	3.375%	9/15/25	17,099	19,323
	Automatic Data Processing Inc.	1.250%	9/1/30	4,000	3,942
	AutoNation Inc.	4.500%	10/1/25	7,872	8,748
	AutoNation Inc.	3.800%	11/15/27	4,604	4,944
	AutoNation Inc.	4.750%	6/1/30	500	586
	AutoZone Inc.	3.125%	4/21/26	8,741	9,624
	AutoZone Inc.	3.750%	6/1/27	12,954	14,764
	AutoZone Inc.	3.750%	4/18/29	15,560	17,927
	AutoZone Inc.	4.000%	4/15/30	12,933	15,404
	Best Buy Co. Inc.	4.450%	10/1/28	9,895	11,631
	Block Financial LLC	5.250%	10/1/25	4,157	4,674
	Block Financial LLC	3.875%	8/15/30	13,500	13,670
	Booking Holdings Inc.	3.600%	6/1/26	27,052	30,293
	Booking Holdings Inc.	4.500%	4/13/27	10,350	12,188
	Booking Holdings Inc.	3.550%	3/15/28	10,411	11,585
	Booking Holdings Inc.	4.625%	4/13/30	25,820	31,034
	BorgWarner Inc.	3.375%	3/15/25	1	1
	BorgWarner Inc.	2.650%	7/1/27	21,836	23,142
	Choice Hotels International Inc.	3.700%	12/1/29	3,219	3,375
	Costco Wholesale Corp.	3.000%	5/18/27	15,267	17,139
	Costco Wholesale Corp.	1.375%	6/20/27	32,241	32,949
	Costco Wholesale Corp.	1.600%	4/20/30	39,927	40,903
	Cummins Inc.	0.750%	9/1/25	6,000	6,012
	Darden Restaurants Inc.	3.850%	5/1/27	8,906	9,182
	Dollar General Corp.	4.150%	11/1/25	8,564	9,895
	Dollar General Corp.	3.875%	4/15/27	20,773	23,906
	Dollar General Corp.	4.125%	5/1/28	11,718	13,783
	Dollar General Corp.	3.500%	4/3/30	28,037	32,065
	Dollar Tree Inc.	4.200%	5/15/28	25,183	29,659
	DR Horton Inc.	2.600%	10/15/25	6,750	7,240
	eBay Inc.	3.600%	6/5/27	14,560	16,391
	eBay Inc.	2.700%	3/11/30	21,936	23,388
	Expedia Group Inc.	5.000%	2/15/26	15,270	16,053
[2]	Expedia Group Inc.	4.625%	8/1/27	14,396	14,972
	Expedia Group Inc.	3.800%	2/15/28	18,092	18,047
	Expedia Group Inc.	3.250%	2/15/30	27,585	26,102

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
General Motors Co.	6.125%	10/1/25	30,100	35,287
General Motors Co.	4.200%	10/1/27	19,804	21,099
General Motors Co.	6.800%	10/1/27	26,350	32,204
General Motors Co.	5.000%	10/1/28	12,421	13,838
General Motors Financial Co. Inc.	5.250%	3/1/26	28,770	32,636
General Motors Financial Co. Inc.	4.000%	10/6/26	21,970	23,700
General Motors Financial Co. Inc.	4.350%	1/17/27	19,815	21,449
General Motors Financial Co. Inc.	2.700%	8/20/27	9,000	8,974
General Motors Financial Co. Inc.	3.850%	1/5/28	12,452	13,110
General Motors Financial Co. Inc.	5.650%	1/17/29	15,753	18,452
General Motors Financial Co. Inc.	3.600%	6/21/30	20,300	21,100
GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	15,847	17,520
GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	13,408	15,182
GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	18,583	20,612
GLP Capital LP / GLP Financing II Inc.	4.000%	1/15/30	8,568	8,887
Home Depot Inc.	3.350%	9/15/25	12,850	14,477
Home Depot Inc.	3.000%	4/1/26	28,252	31,878
Home Depot Inc.	2.125%	9/15/26	19,325	20,840
Home Depot Inc.	2.500%	4/15/27	25,418	27,809
Home Depot Inc.	2.800%	9/14/27	20,295	22,539
Home Depot Inc.	3.900%	12/6/28	17,955	21,414
Home Depot Inc.	2.950%	6/15/29	39,683	44,730
Home Depot Inc.	2.700%	4/15/30	31,873	35,301
Hyatt Hotels Corp.	4.850%	3/15/26	12,781	13,560
Hyatt Hotels Corp.	4.375%	9/15/28	8,942	9,190
IHS Markit Ltd.	4.750%	8/1/28	13,378	16,020
IHS Markit Ltd.	4.250%	5/1/29	19,174	22,458
JD.com Inc.	3.875%	4/29/26	9,925	11,036
JD.com Inc.	3.375%	1/14/30	12,085	13,100
Las Vegas Sands Corp.	3.500%	8/18/26	18,816	19,192
Las Vegas Sands Corp.	3.900%	8/8/29	14,438	14,564
Lear Corp.	3.800%	9/15/27	6,401	6,810
Lear Corp.	4.250%	5/15/29	7,120	7,473
Lear Corp.	3.500%	5/30/30	5,925	5,965
Lowe's Cos. Inc.	3.375%	9/15/25	14,000	15,703
Lowe's Cos. Inc.	2.500%	4/15/26	40,830	44,341
Lowe's Cos. Inc.	3.100%	5/3/27	15,628	17,391
Lowe's Cos. Inc.	3.650%	4/5/29	40,509	46,680
Lowe's Cos. Inc.	4.500%	4/15/30	23,663	29,270
Magna International Inc.	4.150%	10/1/25	8,752	10,002
Magna International Inc.	2.450%	6/15/30	15,150	15,985
Marriott International Inc.	3.750%	10/1/25	5,900	6,078
Marriott International Inc.	3.125%	6/15/26	24,951	25,024
Marriott International Inc.	4.000%	4/15/28	9,384	9,679
Marriott International Inc.	4.650%	12/1/28	3,253	3,449
Marriott International Inc.	4.625%	6/15/30	25,500	27,883
Mastercard Inc.	2.950%	11/21/26	14,930	16,898
Mastercard Inc.	3.300%	3/26/27	25,930	29,674
Mastercard Inc.	3.500%	2/26/28	11,484	13,323
Mastercard Inc.	2.950%	6/1/29	12,928	14,625
Mastercard Inc.	3.350%	3/26/30	30,875	36,153
McDonald's Corp.	1.450%	9/1/25	1,652	1,703
McDonald's Corp.	3.700%	1/30/26	36,370	41,458
McDonald's Corp.	3.500%	3/1/27	24,202	27,450
McDonald's Corp.	3.500%	7/1/27	15,453	17,599
McDonald's Corp.	3.800%	4/1/28	25,004	29,112
McDonald's Corp.	2.625%	9/1/29	27,917	30,371
McDonald's Corp.	2.125%	3/1/30	9,159	9,524
McDonald's Corp.	3.600%	7/1/30	19,215	22,345
NIKE Inc.	2.375%	11/1/26	16,271	17,715
NIKE Inc.	2.750%	3/27/27	22,677	25,124
NIKE Inc.	2.850%	3/27/30	31,412	34,958
Nordstrom Inc.	4.000%	3/15/27	9,151	8,030

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Nordstrom Inc.	6.950%	3/15/28	4,965	4,965
	Nordstrom Inc.	4.375%	4/1/30	7,060	5,701
	NVR Inc.	3.000%	5/15/30	11,325	12,271
	O'Reilly Automotive Inc.	3.550%	3/15/26	9,523	10,829
	O'Reilly Automotive Inc.	3.600%	9/1/27	12,301	14,154
	O'Reilly Automotive Inc.	4.350%	6/1/28	15,877	18,741
	O'Reilly Automotive Inc.	3.900%	6/1/29	11,693	13,655
	O'Reilly Automotive Inc.	4.200%	4/1/30	9,745	11,706
	Ralph Lauren Corp.	3.750%	9/15/25	7,075	7,935
	Ralph Lauren Corp.	2.950%	6/15/30	6,968	7,186
	Ross Stores Inc.	4.700%	4/15/27	6,039	7,093
	Ross Stores Inc.	4.800%	4/15/30	10,050	12,089
	Sands China Ltd.	5.125%	8/8/25	317	349
[2]	Sands China Ltd.	3.800%	1/8/26	13,100	13,755
	Sands China Ltd.	5.400%	8/8/28	43,120	48,510
[2]	Sands China Ltd.	4.375%	6/18/30	14,600	15,640
	Starbucks Corp.	2.450%	6/15/26	13,126	14,191
	Starbucks Corp.	2.000%	3/12/27	8,063	8,447
	Starbucks Corp.	3.500%	3/1/28	10,534	11,906
	Starbucks Corp.	4.000%	11/15/28	17,334	20,434
	Starbucks Corp.	3.550%	8/15/29	25,521	29,305
	Starbucks Corp.	2.250%	3/12/30	11,708	12,093
	Tapestry Inc.	4.125%	7/15/27	9,256	9,009
	Target Corp.	2.500%	4/15/26	20,122	22,016
	Target Corp.	3.375%	4/15/29	23,395	27,227
	Target Corp.	2.350%	2/15/30	11,780	12,769
	TJX Cos. Inc.	2.250%	9/15/26	20,531	21,881
	TJX Cos. Inc.	3.750%	4/15/27	18,023	20,728
	TJX Cos. Inc.	3.875%	4/15/30	32,171	38,072
	Toyota Motor Corp.	3.669%	7/20/28	10,367	12,269
	Toyota Motor Corp.	2.760%	7/2/29	8,475	9,474
	Toyota Motor Credit Corp.	3.200%	1/11/27	16,767	18,824
	Toyota Motor Credit Corp.	1.150%	8/13/27	5,000	4,999
	Toyota Motor Credit Corp.	3.050%	1/11/28	9,765	10,988
	Toyota Motor Credit Corp.	3.650%	1/8/29	10,710	12,667
	Toyota Motor Credit Corp.	2.150%	2/13/30	23,345	24,688
	Toyota Motor Credit Corp.	3.375%	4/1/30	19,840	23,118
	VF Corp.	2.800%	4/23/27	5,770	6,236
	VF Corp.	2.950%	4/23/30	19,365	20,979
	Visa Inc.	3.150%	12/14/25	79,148	88,830
	Visa Inc.	1.900%	4/15/27	37,734	39,921
	Visa Inc.	0.750%	8/15/27	10,000	9,923
	Visa Inc.	2.750%	9/15/27	15,057	16,715
	Visa Inc.	2.050%	4/15/30	26,565	28,167
	Walgreens Boots Alliance Inc.	3.450%	6/1/26	41,490	45,522
	Walgreens Boots Alliance Inc.	3.200%	4/15/30	500	529
	Walmart Inc.	3.050%	7/8/26	24,153	27,223
	Walmart Inc.	5.875%	4/5/27	7,157	9,271
	Walmart Inc.	3.700%	6/26/28	65,847	78,036
	Walmart Inc.	3.250%	7/8/29	21,957	25,573
	Walmart Inc.	2.375%	9/24/29	23,682	26,023
	Walmart Inc.	7.550%	2/15/30	3,817	5,895
	Consumer Noncyclical (15.4%)
	Abbott Laboratories	3.875%	9/15/25	8,465	9,686
	Abbott Laboratories	3.750%	11/30/26	46,599	54,386
	Abbott Laboratories	1.150%	1/30/28	6,493	6,562
	Abbott Laboratories	1.400%	6/30/30	15,056	15,201
	AbbVie Inc.	3.200%	5/14/26	52,365	58,346
[2]	AbbVie Inc.	2.950%	11/21/26	89,593	98,464
	AbbVie Inc.	4.250%	11/14/28	35,332	42,043
[2]	AbbVie Inc.	3.200%	11/21/29	108,860	120,591

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Adventist Health System/West	2.952%	3/1/29	5,125	5,339
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	4,216	4,828
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	4,344	4,471
	Agilent Technologies Inc.	3.050%	9/22/26	7,573	8,356
	Agilent Technologies Inc.	2.750%	9/15/29	7,740	8,380
	Agilent Technologies Inc.	2.100%	6/4/30	11,047	11,321
	Ahold Finance USA LLC	6.875%	5/1/29	8,351	11,657
	Altria Group Inc.	4.400%	2/14/26	43,901	50,853
	Altria Group Inc.	2.625%	9/16/26	11,120	11,923
	Altria Group Inc.	4.800%	2/14/29	53,004	63,278
	Altria Group Inc.	3.400%	5/6/30	15,729	17,309
	AmerisourceBergen Corp.	3.450%	12/15/27	13,893	15,739
	AmerisourceBergen Corp.	2.800%	5/15/30	11,845	12,754
	Amgen Inc.	2.600%	8/19/26	39,615	43,479
	Amgen Inc.	2.200%	2/21/27	33,639	35,454
	Amgen Inc.	3.200%	11/2/27	12,065	13,490
	Amgen Inc.	2.450%	2/21/30	13,541	14,429
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	65,169	73,768
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	34,858	39,293
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	54,488	63,120
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	82,903	101,120
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	29,299	33,476
	Archer-Daniels-Midland Co.	2.500%	8/11/26	17,372	18,934
	Archer-Daniels-Midland Co.	3.250%	3/27/30	20,259	23,259
	Ascension Health	2.532%	11/15/29	12,786	14,277
	AstraZeneca plc	3.375%	11/16/25	39,958	44,820
	AstraZeneca plc	0.700%	4/8/26	24,000	23,840
	AstraZeneca plc	3.125%	6/12/27	10,123	11,253
	AstraZeneca plc	4.000%	1/17/29	19,471	23,195
	AstraZeneca plc	1.375%	8/6/30	25,545	25,017
	Banner Health	2.338%	1/1/30	5,725	5,961
	BAT Capital Corp.	3.215%	9/6/26	36,869	39,865
	BAT Capital Corp.	4.700%	4/2/27	15,164	17,560
	BAT Capital Corp.	3.557%	8/15/27	51,696	56,228
	BAT Capital Corp.	3.462%	9/6/29	20,379	21,997
	BAT Capital Corp.	4.906%	4/2/30	21,212	25,166
[2]	Baxter International Inc.	3.750%	10/1/25	17,218	19,659
	Baxter International Inc.	2.600%	8/15/26	13,977	15,259
[2]	Baxter International Inc.	3.950%	4/1/30	10,450	12,490
	Becton Dickinson & Co.	3.700%	6/6/27	40,684	45,944
	Becton Dickinson & Co.	2.823%	5/20/30	10,139	11,013
	Biogen Inc.	4.050%	9/15/25	28,357	32,667
	Biogen Inc.	2.250%	5/1/30	40,908	42,029
[1]	Bon Secours Mercy Health Inc.	3.464%	6/1/30	7,848	8,927
	Boston Scientific Corp.	3.750%	3/1/26	26,356	30,202
	Boston Scientific Corp.	4.000%	3/1/28	1,100	1,279
	Boston Scientific Corp.	4.000%	3/1/29	22,479	26,099
	Boston Scientific Corp.	2.650%	6/1/30	24,628	26,214
	Bristol-Myers Squibb Co.	3.875%	8/15/25	400	461
	Bristol-Myers Squibb Co.	3.200%	6/15/26	55,881	62,130
	Bristol-Myers Squibb Co.	3.250%	2/27/27	9,578	10,935
	Bristol-Myers Squibb Co.	3.450%	11/15/27	20,125	23,119
	Bristol-Myers Squibb Co.	3.900%	2/20/28	33,051	38,608
	Bristol-Myers Squibb Co.	3.400%	7/26/29	78,466	91,450
	Bunge Ltd. Finance Corp.	3.250%	8/15/26	11,242	12,054
	Bunge Ltd. Finance Corp.	3.750%	9/25/27	12,432	13,490
	Campbell Soup Co.	4.150%	3/15/28	16,240	18,887
	Campbell Soup Co.	2.375%	4/24/30	13,286	13,819
	Cardinal Health Inc.	3.750%	9/15/25	7,120	8,004
	Cardinal Health Inc.	3.410%	6/15/27	21,805	24,375
	CHRISTUS Health	4.341%	7/1/28	5,616	6,327
	Church & Dwight Co. Inc.	3.150%	8/1/27	7,735	8,496
	Cigna Corp.	4.125%	11/15/25	41,241	47,566

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Cigna Corp.	4.500%	2/25/26	18,731	21,879
Cigna Corp.	3.400%	3/1/27	28,758	32,186
Cigna Corp.	7.875%	5/15/27	836	1,123
Cigna Corp.	3.050%	10/15/27	7,757	8,562
Cigna Corp.	4.375%	10/15/28	90,937	108,640
Cigna Corp.	2.400%	3/15/30	40,430	42,274
Clorox Co.	3.100%	10/1/27	9,117	10,198
Clorox Co.	3.900%	5/15/28	6,005	7,079
Clorox Co.	1.800%	5/15/30	13,738	14,019
Coca-Cola Co.	2.875%	10/27/25	16,197	17,956
Coca-Cola Co.	2.550%	6/1/26	18,535	20,382
Coca-Cola Co.	2.250%	9/1/26	30,854	33,538
Coca-Cola Co.	3.375%	3/25/27	13,444	15,434
Coca-Cola Co.	2.900%	5/25/27	7,313	8,170
Coca-Cola Co.	1.450%	6/1/27	38,787	40,094
Coca-Cola Co.	2.125%	9/6/29	21,931	23,435
Coca-Cola Co.	3.450%	3/25/30	21,989	26,247
Coca-Cola Co.	1.650%	6/1/30	18,325	18,992
Coca-Cola Consolidated Inc.	3.800%	11/25/25	6,242	6,952
Coca-Cola Femsa SAB de CV	2.750%	1/22/30	19,716	21,159
CommonSpirit Health	3.347%	10/1/29	17,983	18,931
Conagra Brands Inc.	4.600%	11/1/25	15,200	17,614
Conagra Brands Inc.	7.000%	10/1/28	3,908	5,326
Conagra Brands Inc.	4.850%	11/1/28	24,516	29,950
Constellation Brands Inc.	4.400%	11/15/25	10,273	11,992
Constellation Brands Inc.	4.750%	12/1/25	5,585	6,615
Constellation Brands Inc.	3.700%	12/6/26	20,089	23,070
Constellation Brands Inc.	3.500%	5/9/27	13,263	14,824
Constellation Brands Inc.	3.600%	2/15/28	9,952	11,191
Constellation Brands Inc.	4.650%	11/15/28	12,178	14,648
Constellation Brands Inc.	3.150%	8/1/29	29,728	32,345
Constellation Brands Inc.	2.875%	5/1/30	9,372	10,091
CVS Health Corp.	2.875%	6/1/26	35,386	38,451
CVS Health Corp.	3.000%	8/15/26	18,003	19,719
CVS Health Corp.	3.625%	4/1/27	20,113	22,740
CVS Health Corp.	6.250%	6/1/27	2,610	3,322
CVS Health Corp.	1.300%	8/21/27	30,125	29,874
CVS Health Corp.	4.300%	3/25/28	183,253	214,276
CVS Health Corp.	3.250%	8/15/29	37,336	41,340
CVS Health Corp.	3.750%	4/1/30	32,145	37,162
CVS Health Corp.	1.750%	8/21/30	20,000	19,706
Danaher Corp.	3.350%	9/15/25	7,913	8,839
Delhaize America LLC	9.000%	4/15/31	350	556
DENTSPLY SIRONA Inc.	3.250%	6/1/30	15,220	16,448
DH Europe Finance II Sarl	2.600%	11/15/29	12,204	13,225
Diageo Capital plc	1.375%	9/29/25	14,025	14,459
Diageo Capital plc	3.875%	5/18/28	7,283	8,530
Diageo Capital plc	2.375%	10/24/29	21,359	22,793
Diageo Capital plc	2.000%	4/29/30	20,591	21,395
Edwards Lifesciences Corp.	4.300%	6/15/28	10,488	12,593
Eli Lilly & Co.	3.375%	3/15/29	26,808	31,132
Estee Lauder Cos. Inc.	3.150%	3/15/27	5,072	5,725
Estee Lauder Cos. Inc.	2.375%	12/1/29	12,649	13,528
Estee Lauder Cos. Inc.	2.600%	4/15/30	12,062	13,199
Flowers Foods Inc.	3.500%	10/1/26	5,545	5,962
General Mills Inc.	3.200%	2/10/27	17,039	19,185
General Mills Inc.	4.200%	4/17/28	27,275	32,301
General Mills Inc.	2.875%	4/15/30	21,674	23,835
Gilead Sciences Inc.	3.650%	3/1/26	62,423	71,297
Gilead Sciences Inc.	2.950%	3/1/27	21,461	23,859
GlaxoSmithKline Capital Inc.	3.875%	5/15/28	44,145	52,000
GlaxoSmithKline Capital plc	3.375%	6/1/29	8,760	10,044
Hasbro Inc.	3.550%	11/19/26	14,327	15,100

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Hasbro Inc.	3.500%	9/15/27	6,807	7,026
Hasbro Inc.	3.900%	11/19/29	20,728	21,627
HCA Inc.	5.250%	6/15/26	32,930	38,816
HCA Inc.	4.500%	2/15/27	23,587	26,919
HCA Inc.	4.125%	6/15/29	38,878	44,749
Hershey Co.	3.200%	8/21/25	64	72
Hershey Co.	2.300%	8/15/26	10,411	11,293
Hershey Co.	7.200%	8/15/27	146	204
Hershey Co.	2.450%	11/15/29	6,622	7,222
Hershey Co.	1.700%	6/1/30	8,882	9,138
Hormel Foods Corp.	1.800%	6/11/30	20,185	20,900
Ingredion Inc.	3.200%	10/1/26	8,199	8,995
Ingredion Inc.	2.900%	6/1/30	9,976	10,834
JM Smucker Co.	3.375%	12/15/27	10,189	11,350
JM Smucker Co.	2.375%	3/15/30	11,091	11,553
Johnson & Johnson	2.450%	3/1/26	29,848	32,708
Johnson & Johnson	2.950%	3/3/27	29,244	32,831
Johnson & Johnson	0.950%	9/1/27	30,000	30,245
Johnson & Johnson	2.900%	1/15/28	16,933	18,991
Johnson & Johnson	6.950%	9/1/29	4,250	6,223
Johnson & Johnson	1.300%	9/1/30	20,000	20,185
Kaiser Foundation Hospitals	3.150%	5/1/27	9,201	10,272
Kellogg Co.	3.250%	4/1/26	18,747	21,074
Kellogg Co.	3.400%	11/15/27	9,156	10,306
Kellogg Co.	4.300%	5/15/28	9,156	10,833
Kellogg Co.	2.100%	6/1/30	7,523	7,739
Keurig Dr Pepper Inc.	3.400%	11/15/25	9,882	11,096
Keurig Dr Pepper Inc.	2.550%	9/15/26	8,956	9,710
Keurig Dr Pepper Inc.	3.430%	6/15/27	9,195	10,323
Keurig Dr Pepper Inc.	4.597%	5/25/28	40,487	48,880
Keurig Dr Pepper Inc.	3.200%	5/1/30	14,302	15,993
Kimberly-Clark Corp.	2.750%	2/15/26	5,782	6,326
Kimberly-Clark Corp.	3.950%	11/1/28	8,234	9,840
Kimberly-Clark Corp.	3.200%	4/25/29	11,598	13,235
Kimberly-Clark Corp.	3.100%	3/26/30	15,779	18,004
Kroger Co.	3.500%	2/1/26	10,999	12,410
Kroger Co.	2.650%	10/15/26	18,259	19,931
Kroger Co.	3.700%	8/1/27	10,075	11,632
Kroger Co.	4.500%	1/15/29	7,562	9,269
Kroger Co.	7.700%	6/1/29	3,705	5,216
Kroger Co.	2.200%	5/1/30	11,811	12,352
Laboratory Corp. of America Holdings	3.600%	9/1/27	8,195	9,296
Laboratory Corp. of America Holdings	2.950%	12/1/29	13,305	14,522
McCormick & Co. Inc.	3.400%	8/15/27	7,381	8,285
McCormick & Co. Inc.	2.500%	4/15/30	27,618	29,664
McKesson Corp.	3.950%	2/16/28	10,449	12,233
McKesson Corp.	4.750%	5/30/29	7,550	9,118
Mead Johnson Nutrition Co.	4.125%	11/15/25	19,736	22,709
Medtronic Global Holdings SCA	3.350%	4/1/27	4,901	5,619
Merck & Co. Inc.	0.750%	2/24/26	28,210	28,314
Merck & Co. Inc.	3.400%	3/7/29	31,710	36,952
Merck & Co. Inc.	1.450%	6/24/30	24,483	24,776
Mercy Health	4.302%	7/1/28	5,020	5,757
Molson Coors Beverage Co.	3.000%	7/15/26	40,537	43,304
Mondelez International Inc.	3.625%	2/13/26	19,321	22,043
Mondelez International Inc.	4.125%	5/7/28	278	330
Mondelez International Inc.	2.750%	4/13/30	30,624	33,498
Mylan Inc.	4.550%	4/15/28	14,518	16,831
Mylan NV	3.950%	6/15/26	47,929	54,152
Novartis Capital Corp.	3.000%	11/20/25	29,311	32,558
Novartis Capital Corp.	2.000%	2/14/27	32,948	34,779
Novartis Capital Corp.	3.100%	5/17/27	20,142	22,514
Novartis Capital Corp.	2.200%	8/14/30	8,230	8,832

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	PepsiCo Inc.	2.850%	2/24/26	17,240	19,114
	PepsiCo Inc.	2.375%	10/6/26	18,743	20,515
	PepsiCo Inc.	2.625%	3/19/27	13,476	14,866
	PepsiCo Inc.	3.000%	10/15/27	37,245	42,060
	PepsiCo Inc.	7.000%	3/1/29	250	362
	PepsiCo Inc.	2.625%	7/29/29	25,351	28,111
	PepsiCo Inc.	2.750%	3/19/30	31,479	35,187
	PepsiCo Inc.	1.625%	5/1/30	27,292	28,179
	PerkinElmer Inc.	3.300%	9/15/29	17,197	18,953
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	12,260	13,713
	Perrigo Finance Unlimited Co.	3.150%	6/15/30	14,740	15,445
	Pfizer Inc.	2.750%	6/3/26	32,865	36,449
	Pfizer Inc.	3.000%	12/15/26	24,587	27,928
	Pfizer Inc.	3.600%	9/15/28	11,011	13,022
	Pfizer Inc.	3.450%	3/15/29	42,597	49,679
	Pfizer Inc.	2.625%	4/1/30	16,870	18,791
	Pfizer Inc.	1.700%	5/28/30	32,445	33,495
	Pharmacia LLC	6.600%	12/1/28	9,752	13,507
	Philip Morris International Inc.	3.375%	8/11/25	657	736
	Philip Morris International Inc.	2.750%	2/25/26	14,832	16,316
	Philip Morris International Inc.	3.125%	8/17/27	6,240	6,968
	Philip Morris International Inc.	3.125%	3/2/28	19,461	21,731
	Philip Morris International Inc.	3.375%	8/15/29	16,068	18,295
	Philip Morris International Inc.	2.100%	5/1/30	16,807	17,365
	Procter & Gamble Co.	2.700%	2/2/26	14,478	16,241
	Procter & Gamble Co.	2.450%	11/3/26	21,326	23,511
	Procter & Gamble Co.	2.800%	3/25/27	17,251	19,271
	Procter & Gamble Co.	2.850%	8/11/27	11,623	13,050
	Procter & Gamble Co.	3.000%	3/25/30	35,018	40,439
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	6,498	7,068
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	6,640	7,029
	Quest Diagnostics Inc.	3.450%	6/1/26	15,891	17,969
	Quest Diagnostics Inc.	4.200%	6/30/29	10,374	12,258
	Quest Diagnostics Inc.	2.950%	6/30/30	11,476	12,471
	Quest Diagnostics Inc.	2.800%	6/30/31	1,847	1,998
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	10,000	9,752
[2]	Royalty Pharma plc	1.750%	9/2/27	25,000	25,009
[2]	Royalty Pharma plc	2.200%	9/2/30	10,000	9,861
	RUSH Obligated Group	3.922%	11/15/29	7,000	8,151
	Sanofi	3.625%	6/19/28	14,158	16,609
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	75,551	84,536
	SSM Health Care Corp.	3.823%	6/1/27	6,659	7,312
	Stanford Health Care	3.310%	8/15/30	300	342
	Stryker Corp.	3.375%	11/1/25	13,315	14,873
	Stryker Corp.	3.500%	3/15/26	16,920	19,112
	Stryker Corp.	3.650%	3/7/28	8,361	9,709
	Stryker Corp.	1.950%	6/15/30	20,230	20,702
	Sutter Health	3.695%	8/15/28	6,295	7,073
	Sysco Corp.	3.750%	10/1/25	15,215	16,768
	Sysco Corp.	3.300%	7/15/26	15,461	16,739
	Sysco Corp.	3.250%	7/15/27	16,527	17,717
	Sysco Corp.	2.400%	2/15/30	10,447	10,406
	Sysco Corp.	5.950%	4/1/30	24,303	30,611
	Takeda Pharmaceutical Co. Ltd.	5.000%	11/26/28	25,766	31,886
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	51,905	52,587
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	9,951	11,298
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	23,640	26,447
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	15,324	17,289
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	21,329	23,034
	Thermo Fisher Scientific Inc.	4.497%	3/25/30	23,598	29,356
	Toledo Hospital	5.325%	11/15/28	6,277	6,879
	Tyson Foods Inc.	4.000%	3/1/26	17,996	20,694
	Tyson Foods Inc.	3.550%	6/2/27	33,381	37,740
	Tyson Foods Inc.	4.350%	3/1/29	29,465	35,674

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Unilever Capital Corp.	2.000%	7/28/26	20,546	21,912
	Unilever Capital Corp.	2.900%	5/5/27	23,315	25,835
	Unilever Capital Corp.	3.500%	3/22/28	9,747	11,235
	Unilever Capital Corp.	2.125%	9/6/29	29,180	30,984
[2]	Upjohn Inc.	2.300%	6/22/27	24,143	25,130
[2]	Upjohn Inc.	2.700%	6/22/30	33,211	34,625
	Whirlpool Corp.	4.750%	2/26/29	13,887	16,973
	Zimmer Biomet Holdings Inc.	3.050%	1/15/26	12,713	13,994
	Zimmer Biomet Holdings Inc.	3.550%	3/20/30	17,605	19,621
	Zoetis Inc.	4.500%	11/13/25	7,838	9,183
	Zoetis Inc.	3.000%	9/12/27	17,274	19,206
	Zoetis Inc.	3.900%	8/20/28	15,319	18,137
	Zoetis Inc.	2.000%	5/15/30	13,270	13,777
	Energy (7.0%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	24,294	26,460
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.138%	11/7/29	9,467	10,131
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.486%	5/1/30	9,831	11,523
	Boardwalk Pipelines LP	5.950%	6/1/26	11,158	13,127
	Boardwalk Pipelines LP	4.450%	7/15/27	6,197	6,742
	Boardwalk Pipelines LP	4.800%	5/3/29	8,300	9,086
	BP Capital Markets America Inc.	3.796%	9/21/25	15,521	17,566
	BP Capital Markets America Inc.	3.410%	2/11/26	19,575	21,879
	BP Capital Markets America Inc.	3.119%	5/4/26	27,205	30,048
	BP Capital Markets America Inc.	3.017%	1/16/27	30,332	33,067
	BP Capital Markets America Inc.	3.543%	4/6/27	7,290	8,211
	BP Capital Markets America Inc.	3.588%	4/14/27	13,726	15,412
	BP Capital Markets America Inc.	3.937%	9/21/28	22,373	26,046
	BP Capital Markets America Inc.	4.234%	11/6/28	36,550	43,463
	BP Capital Markets America Inc.	3.633%	4/6/30	25,518	29,317
	BP Capital Markets America Inc.	1.749%	8/10/30	13,600	13,511
	BP Capital Markets plc	3.279%	9/19/27	26,109	29,021
	BP Capital Markets plc	3.723%	11/28/28	17,546	20,185
	Canadian Natural Resources Ltd.	3.850%	6/1/27	25,651	27,831
	Canadian Natural Resources Ltd.	2.950%	7/15/30	10,666	10,874
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	28,219	31,746
[2]	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	34,659	36,522
	Chevron Corp.	3.326%	11/17/25	17,920	20,219
	Chevron Corp.	2.954%	5/16/26	44,183	49,147
	Chevron Corp.	1.995%	5/11/27	23,977	25,349
	Chevron Corp.	2.236%	5/11/30	28,762	30,657
	Chevron USA Inc.	1.018%	8/12/27	5,000	4,971
	Cimarex Energy Co.	3.900%	5/15/27	10,327	10,611
	Cimarex Energy Co.	4.375%	3/15/29	11,450	12,094
	Concho Resources Inc.	3.750%	10/1/27	24,300	26,572
	Concho Resources Inc.	4.300%	8/15/28	28,122	31,848
	ConocoPhillips Co.	4.950%	3/15/26	34,510	41,544
	ConocoPhillips Holding Co.	6.950%	4/15/29	34,993	48,849
	Devon Energy Corp.	5.850%	12/15/25	5,566	6,373
	Diamondback Energy Inc.	3.250%	12/1/26	20,300	20,757
	Diamondback Energy Inc.	3.500%	12/1/29	24,874	25,247
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	6,695	7,362
	Enable Midstream Partners LP	4.400%	3/15/27	9,043	8,794
	Enable Midstream Partners LP	4.950%	5/15/28	15,709	15,395
	Enable Midstream Partners LP	4.150%	9/15/29	17,277	15,835
	Enbridge Energy Partners LP	5.875%	10/15/25	10,000	12,057
	Enbridge Inc.	4.250%	12/1/26	16,290	18,824
	Enbridge Inc.	3.700%	7/15/27	6,415	7,132
	Enbridge Inc.	3.125%	11/15/29	25,632	27,578
	Energy Transfer Operating LP	4.750%	1/15/26	13,163	14,348

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Energy Transfer Operating LP	4.200%	4/15/27	12,101	12,630
	Energy Transfer Operating LP	5.500%	6/1/27	19,175	21,332
	Energy Transfer Operating LP	5.250%	4/15/29	32,952	35,835
	Energy Transfer Operating LP	3.750%	5/15/30	27,470	27,264
	Energy Transfer Partners LP	4.950%	6/15/28	22,979	24,559
	Eni USA Inc.	7.300%	11/15/27	1,129	1,410
	Enterprise Products Operating LLC	3.700%	2/15/26	18,065	20,432
	Enterprise Products Operating LLC	3.950%	2/15/27	9,078	10,366
	Enterprise Products Operating LLC	4.150%	10/16/28	11,626	13,669
	Enterprise Products Operating LLC	3.125%	7/31/29	37,569	40,993
	Enterprise Products Operating LLC	2.800%	1/31/30	30,005	31,938
[1]	Enterprise Products Operating LLC	5.250%	8/16/77	13,556	13,031
[1]	Enterprise Products Operating LLC	5.375%	2/15/78	19,745	17,943
	EOG Resources Inc.	4.150%	1/15/26	9,458	10,930
	EOG Resources Inc.	4.375%	4/15/30	12,585	15,039
	Exxon Mobil Corp.	3.043%	3/1/26	62,377	69,333
	Exxon Mobil Corp.	2.275%	8/16/26	36,495	39,427
	Exxon Mobil Corp.	3.294%	3/19/27	3,815	4,323
	Exxon Mobil Corp.	2.440%	8/16/29	15,989	17,273
	Exxon Mobil Corp.	3.482%	3/19/30	36,476	42,206
	Exxon Mobil Corp.	2.610%	10/15/30	10,000	10,849
	Halliburton Co.	3.800%	11/15/25	15,230	16,658
	Halliburton Co.	2.920%	3/1/30	24,000	24,360
	Hess Corp.	4.300%	4/1/27	21,262	22,538
	Hess Corp.	7.875%	10/1/29	7,070	8,926
	HollyFrontier Corp.	5.875%	4/1/26	19,586	21,569
	Husky Energy Inc.	4.400%	4/15/29	16,503	17,576
	Kinder Morgan Inc.	4.300%	3/1/28	28,155	32,448
	Magellan Midstream Partners LP	5.000%	3/1/26	14,327	16,734
	Magellan Midstream Partners LP	3.250%	6/1/30	5,716	6,165
	Marathon Oil Corp.	4.400%	7/15/27	21,000	21,420
	Marathon Petroleum Corp.	5.125%	12/15/26	16,245	19,230
	Marathon Petroleum Corp.	3.800%	4/1/28	14,275	15,667
	MPLX LP	1.750%	3/1/26	24,000	23,910
	MPLX LP	4.125%	3/1/27	16,250	17,936
	MPLX LP	4.250%	12/1/27	17,604	19,628
	MPLX LP	4.000%	3/15/28	27,704	30,440
	MPLX LP	4.800%	2/15/29	22,979	26,512
	MPLX LP	2.650%	8/15/30	25,000	24,781
	National Fuel Gas Co.	5.500%	1/15/26	8,527	9,331
	National Fuel Gas Co.	3.950%	9/15/27	7,055	7,081
	National Fuel Gas Co.	4.750%	9/1/28	5,710	5,940
	National Oilwell Varco Inc.	3.600%	12/1/29	8,387	8,282
	Newfield Exploration Co.	5.375%	1/1/26	7,132	7,061
	Noble Energy Inc.	3.850%	1/15/28	12,432	14,048
	Noble Energy Inc.	3.250%	10/15/29	9,523	10,547
	ONEOK Inc.	2.200%	9/15/25	5,699	5,645
	ONEOK Inc.	5.850%	1/15/26	11,363	13,078
	ONEOK Inc.	4.000%	7/13/27	12,723	13,178
	ONEOK Inc.	4.550%	7/15/28	9,818	10,213
	ONEOK Inc.	4.350%	3/15/29	21,519	22,418
	ONEOK Inc.	3.400%	9/1/29	21,219	21,105
	ONEOK Inc.	3.100%	3/15/30	9,645	9,139
	Phillips 66	3.900%	3/15/28	13,180	14,909
	Phillips 66	2.150%	12/15/30	5,000	4,903
	Phillips 66 Partners LP	3.550%	10/1/26	10,140	10,967
	Phillips 66 Partners LP	3.750%	3/1/28	10,025	10,539
	Phillips 66 Partners LP	3.150%	12/15/29	12,250	12,364
	Pioneer Natural Resources Co.	4.450%	1/15/26	11,275	13,079
	Pioneer Natural Resources Co.	1.900%	8/15/30	21,600	20,867
	Plains All American Pipeline LP	3.800%	9/15/30	6,250	6,282
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	16,515	18,022
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	19,173	20,768
	Plains All American Pipeline LP / PAA Finance Corp.	3.550%	12/15/29	14,844	14,759

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	24,563	29,500
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	36,943	42,023
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	27,468	30,146
[2]	Sabine Pass Liquefaction LLC	4.500%	5/15/30	39,454	45,175
	Schlumberger Investment SA	2.650%	6/26/30	21,942	22,413
	Shell International Finance BV	2.875%	5/10/26	42,361	47,144
	Shell International Finance BV	2.500%	9/12/26	20,257	22,145
	Shell International Finance BV	3.875%	11/13/28	13,533	15,933
	Shell International Finance BV	2.375%	11/7/29	40,760	43,246
	Shell International Finance BV	2.750%	4/6/30	14,750	16,180
	Spectra Energy Partners LP	3.375%	10/15/26	14,374	15,788
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	9,827	11,387
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	13,979	14,573
	Sunoco Logistics Partners Operations LP	4.000%	10/1/27	13,490	13,827
	TC PipeLines LP	3.900%	5/25/27	6,283	6,758
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	3,188	3,954
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	8,585	10,980
	Total Capital International SA	3.455%	2/19/29	28,493	32,659
	Total Capital International SA	2.829%	1/10/30	24,024	26,516
	Total Capital SA	3.883%	10/11/28	13,677	16,088
	TransCanada PipeLines Ltd.	4.875%	1/15/26	17,200	20,435
	TransCanada PipeLines Ltd.	4.250%	5/15/28	22,474	25,812
	TransCanada PipeLines Ltd.	4.100%	4/15/30	34,737	40,322
[1]	Transcanada Trust	5.500%	9/15/79	10,000	10,712
	Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	10,864	14,188
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	9,856	11,065
[2]	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	23,725	25,776
	Valero Energy Corp.	3.400%	9/15/26	28,500	31,358
	Valero Energy Corp.	4.350%	6/1/28	12,214	13,888
	Valero Energy Corp.	4.000%	4/1/29	26,144	29,307
	Valero Energy Partners LP	4.375%	12/15/26	10,308	11,823
	Valero Energy Partners LP	4.500%	3/15/28	10,894	12,499
	Williams Cos. Inc.	4.000%	9/15/25	22,000	24,585
	Williams Cos. Inc.	3.750%	6/15/27	25,758	28,364
	Williams Cos. Inc.	3.500%	11/15/30	1,800	1,967
	Other Industrial (0.1%)
	CBRE Services Inc.	4.875%	3/1/26	12,746	14,785
	Cintas Corp. No. 2	3.700%	4/1/27	14,256	16,279
	Leland Stanford Junior University	1.289%	6/1/27	2,300	2,344
	Steelcase Inc.	5.125%	1/18/29	9,015	9,739
	Yale University	1.482%	4/15/30	5,515	5,604
	Technology (9.9%)
	Adobe Inc.	2.150%	2/1/27	21,848	23,416
	Adobe Inc.	2.300%	2/1/30	14,925	16,067
	Alphabet Inc.	1.998%	8/15/26	39,339	42,270
	Alphabet Inc.	0.800%	8/15/27	20,000	19,964
	Alphabet Inc.	1.100%	8/15/30	43,300	43,057
	Amdocs Ltd.	2.538%	6/15/30	13,113	13,615
	Analog Devices Inc.	3.900%	12/15/25	8,151	9,353
	Analog Devices Inc.	3.500%	12/5/26	16,350	18,525
	Apple Inc.	3.250%	2/23/26	75,900	85,742
	Apple Inc.	2.450%	8/4/26	45,053	49,306
	Apple Inc.	2.050%	9/11/26	46,827	50,336
	Apple Inc.	3.350%	2/9/27	43,989	50,094
[3]	Apple Inc.	3.200%	5/11/27	41,513	47,213
	Apple Inc.	3.000%	6/20/27	9,461	10,670
	Apple Inc.	2.900%	9/12/27	47,736	53,676
	Apple Inc.	3.000%	11/13/27	15,212	17,204
	Apple Inc.	2.200%	9/11/29	34,656	37,409
	Apple Inc.	1.650%	5/11/30	40,672	42,084
	Apple Inc.	1.250%	8/20/30	25,000	25,029

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Applied Materials Inc.	3.900%	10/1/25	14,401	16,615
	Applied Materials Inc.	3.300%	4/1/27	18,314	20,941
	Applied Materials Inc.	1.750%	6/1/30	16,646	17,187
	Arrow Electronics Inc.	3.875%	1/12/28	9,527	10,348
	Autodesk Inc.	3.500%	6/15/27	7,359	8,345
	Autodesk Inc.	2.850%	1/15/30	10,383	11,447
	Avnet Inc.	4.625%	4/15/26	11,100	12,362
	Baidu Inc.	3.625%	7/6/27	8,375	9,200
	Baidu Inc.	4.375%	3/29/28	6,300	7,269
	Baidu Inc.	4.875%	11/14/28	17,425	20,930
	Baidu Inc.	3.425%	4/7/30	4,555	5,088
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	94,208	104,393
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	32,000	34,583
	Broadcom Inc.	3.150%	11/15/25	43,571	47,098
	Broadcom Inc.	4.250%	4/15/26	49,061	55,468
	Broadcom Inc.	3.459%	9/15/26	34,345	37,348
	Broadcom Inc.	4.110%	9/15/28	39,500	43,977
	Broadcom Inc.	4.750%	4/15/29	57,546	67,068
	Broadcom Inc.	5.000%	4/15/30	43,350	51,012
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	10,229	11,463
	Broadridge Financial Solutions Inc.	2.900%	12/1/29	15,501	16,885
	CA Inc.	4.700%	3/15/27	6,619	7,281
	Cisco Systems Inc.	2.950%	2/28/26	23,400	26,379
	Cisco Systems Inc.	2.500%	9/20/26	22,122	24,470
	Citrix Systems Inc.	4.500%	12/1/27	16,160	18,463
	Citrix Systems Inc.	3.300%	3/1/30	13,962	14,860
[2]	Dell International LLC / EMC Corp.	4.900%	10/1/26	44,371	50,068
[2]	Dell International LLC / EMC Corp.	6.100%	7/15/27	10,385	12,203
[2]	Dell International LLC / EMC Corp.	5.300%	10/1/29	38,140	43,444
[2]	Dell International LLC / EMC Corp.	6.200%	7/15/30	11,601	14,059
[2]	Diamond 1 Finance Corp / Diamond 2 Finance Corp	6.020%	6/15/26	77,351	90,748
	DXC Technology Co.	4.750%	4/15/27	13,537	15,088
	Equifax Inc.	2.600%	12/15/25	10,240	10,994
	Equifax Inc.	3.100%	5/15/30	10,132	11,260
	Equinix Inc.	2.900%	11/18/26	24,568	26,696
	Equinix Inc.	5.375%	5/15/27	17,636	19,311
	Equinix Inc.	1.800%	7/15/27	3,500	3,569
	Equinix Inc.	3.200%	11/18/29	26,904	29,732
	Equinix Inc.	2.150%	7/15/30	20,767	21,238
	Fidelity National Information Services Inc.	5.000%	10/15/25	1,300	1,553
	Fidelity National Information Services Inc.	3.000%	8/15/26	32,557	36,193
	Fidelity National Information Services Inc.	4.250%	5/15/28	12,490	14,957
	Fidelity National Information Services Inc.	3.750%	5/21/29	26,462	31,041
	Fiserv Inc.	3.200%	7/1/26	50,505	56,555
	Fiserv Inc.	2.250%	6/1/27	19,719	20,922
	Fiserv Inc.	4.200%	10/1/28	24,178	28,703
	Fiserv Inc.	3.500%	7/1/29	71,346	81,110
	Fiserv Inc.	2.650%	6/1/30	9,406	10,101
	Flex Ltd.	3.750%	2/1/26	7,022	7,630
	Flex Ltd.	4.875%	6/15/29	17,692	20,321
	Flex Ltd.	4.875%	5/12/30	4,452	5,072
	FLIR Systems Inc.	2.500%	8/1/30	8,900	9,126
	Global Payments Inc.	4.800%	4/1/26	10,501	12,382
	Global Payments Inc.	4.450%	6/1/28	13,729	16,066
	Global Payments Inc.	3.200%	8/15/29	29,361	32,154
	Global Payments Inc.	2.900%	5/15/30	24,082	25,913
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	40,664	46,922
	Hewlett Packard Enterprise Co.	1.750%	4/1/26	23,955	24,037
	HP Inc.	3.000%	6/17/27	17,845	19,335
	HP Inc.	3.400%	6/17/30	21,450	23,127
	Intel Corp.	2.600%	5/19/26	21,249	23,375
	Intel Corp.	3.750%	3/25/27	22,457	26,189
	Intel Corp.	3.150%	5/11/27	11,321	12,733

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Intel Corp.	2.450%	11/15/29	40,768	44,192
	Intel Corp.	3.900%	3/25/30	35,800	43,456
	International Business Machines Corp.	7.000%	10/30/25	9,237	12,067
	International Business Machines Corp.	3.450%	2/19/26	27,484	31,293
	International Business Machines Corp.	3.300%	5/15/26	70,369	79,872
	International Business Machines Corp.	3.300%	1/27/27	7,360	8,310
	International Business Machines Corp.	1.700%	5/15/27	31,610	32,711
	International Business Machines Corp.	6.220%	8/1/27	6,379	8,410
	International Business Machines Corp.	6.500%	1/15/28	4,150	5,595
	International Business Machines Corp.	3.500%	5/15/29	54,522	63,132
	International Business Machines Corp.	1.950%	5/15/30	29,967	30,965
	Intuit Inc.	1.350%	7/15/27	5,117	5,226
	Intuit Inc.	1.650%	7/15/30	11,340	11,571
	Jabil Inc.	3.950%	1/12/28	11,628	12,815
	Jabil Inc.	3.600%	1/15/30	8,220	8,767
	Juniper Networks Inc.	3.750%	8/15/29	20,317	23,103
	Keysight Technologies Inc.	4.600%	4/6/27	7,254	8,535
	Keysight Technologies Inc.	3.000%	10/30/29	14,644	16,020
	KLA Corp.	4.100%	3/15/29	11,964	14,318
	Lam Research Corp.	3.750%	3/15/26	19,305	22,204
	Lam Research Corp.	4.000%	3/15/29	18,408	22,044
	Lam Research Corp.	1.900%	6/15/30	14,000	14,470
[2]	Leidos Inc.	4.375%	5/15/30	15,190	17,715
	Marvell Technology Group Ltd.	4.875%	6/22/28	10,181	12,192
	Maxim Integrated Products Inc.	3.450%	6/15/27	6,520	7,217
	Micron Technology Inc.	4.975%	2/6/26	16,356	19,034
	Micron Technology Inc.	4.185%	2/15/27	13,764	15,708
	Micron Technology Inc.	5.327%	2/6/29	17,609	21,043
	Micron Technology Inc.	4.663%	2/15/30	12,784	14,829
	Microsoft Corp.	3.125%	11/3/25	52,628	59,088
	Microsoft Corp.	2.400%	8/8/26	88,249	96,475
	Microsoft Corp.	3.300%	2/6/27	76,291	87,233
	Motorola Solutions Inc.	4.600%	2/23/28	18,998	21,930
	Motorola Solutions Inc.	4.600%	5/23/29	10,936	12,786
	NetApp Inc.	2.375%	6/22/27	12,500	13,088
	NetApp Inc.	2.700%	6/22/30	13,190	13,811
	NVIDIA Corp.	3.200%	9/16/26	28,544	32,288
	NVIDIA Corp.	2.850%	4/1/30	28,976	32,150
[2]	NXP BV / NXP Funding LLC	5.350%	3/1/26	11,170	13,339
[2]	NXP BV / NXP Funding LLC	5.550%	12/1/28	7,350	9,188
[2]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.875%	6/18/26	10,630	11,949
[2]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.150%	5/1/27	11,378	12,394
[2]	NXP BV / NXP Funding LLC / NXP USA Inc.	4.300%	6/18/29	19,284	22,419
[2]	NXP BV / NXP Funding LLC / NXP USA Inc.	3.400%	5/1/30	22,433	24,758
	Oracle Corp.	2.650%	7/15/26	63,021	69,084
	Oracle Corp.	2.800%	4/1/27	48,087	52,782
	Oracle Corp.	3.250%	11/15/27	51,589	58,277
	Oracle Corp.	2.950%	4/1/30	67,916	75,815
	Oracle Corp.	3.250%	5/15/30	2,186	2,488
	PayPal Holdings Inc.	2.650%	10/1/26	29,300	32,075
	PayPal Holdings Inc.	2.850%	10/1/29	31,163	34,363
	PayPal Holdings Inc.	2.300%	6/1/30	14,461	15,341
	QUALCOMM Inc.	3.250%	5/20/27	40,207	45,360
[2]	QUALCOMM Inc.	1.300%	5/20/28	25,000	25,013
	QUALCOMM Inc.	2.150%	5/20/30	21,921	23,117
	salesforce.com Inc.	3.700%	4/11/28	30,083	35,170
	Seagate HDD Cayman	4.875%	6/1/27	8,710	9,712
[2]	Seagate HDD Cayman	4.091%	6/1/29	17,073	18,183
[2]	Seagate HDD Cayman	4.125%	1/15/31	1,900	2,052
	Texas Instruments Inc.	2.900%	11/3/27	9,844	11,028
	Texas Instruments Inc.	2.250%	9/4/29	29,720	31,808
	Texas Instruments Inc.	1.750%	5/4/30	17,066	17,567
	Trimble Inc.	4.900%	6/15/28	9,024	10,799
	Tyco Electronics Group SA	3.700%	2/15/26	5,153	5,778

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Tyco Electronics Group SA	3.125%	8/15/27	10,971	11,886
	Verisk Analytics Inc.	4.125%	3/15/29	14,136	16,838
	VMware Inc.	4.650%	5/15/27	16,448	19,118
	VMware Inc.	3.900%	8/21/27	23,907	26,411
	VMware Inc.	4.700%	5/15/30	19,610	23,037
	Xilinx Inc.	2.375%	6/1/30	7,518	8,020
	Transportation (2.0%)
[1]	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,370	1,874
[1]	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	4,718	3,916
[1]	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	10,326	8,578
[1]	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	2,776	2,610
[1]	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	9,449	9,084
[1]	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	3,307	2,631
[1]	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	6,261	5,859
[1]	American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	233	185
	American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	4,975	4,665
[1]	American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	7,086	6,738
[1]	American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	10,980	10,274
[1]	BNSF Funding Trust I	6.613%	12/15/55	1,990	2,206
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	7,087	8,090
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	3,496	4,545
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	23,451	26,731
	Canadian National Railway Co.	2.750%	3/1/26	12,742	13,937
	Canadian National Railway Co.	6.900%	7/15/28	5,641	7,830
	Canadian Pacific Railway Co.	4.000%	6/1/28	7,163	8,432
	Canadian Pacific Railway Co.	2.050%	3/5/30	29,336	30,620
	CH Robinson Worldwide Inc.	4.200%	4/15/28	11,614	13,607
	CSX Corp.	3.350%	11/1/25	8,526	9,654
	CSX Corp.	2.600%	11/1/26	14,415	15,813
	CSX Corp.	3.250%	6/1/27	17,801	20,109
	CSX Corp.	3.800%	3/1/28	18,371	21,495
	CSX Corp.	4.250%	3/15/29	26,455	31,890
	CSX Corp.	2.400%	2/15/30	5,565	5,905
[1]	CSX Transportation Inc.	6.251%	1/15/23	21	24
[1]	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	294	293
[1]	Delta Air Lines 2020-1 Class AA Pass Through Trust	2.000%	6/10/28	6,000	5,762
	FedEx Corp.	3.250%	4/1/26	10,534	11,704
	FedEx Corp.	3.300%	3/15/27	8,356	9,210
	FedEx Corp.	3.400%	2/15/28	8,995	10,019
	FedEx Corp.	4.200%	10/17/28	7,058	8,289
	FedEx Corp.	3.100%	8/5/29	21,873	24,061
	FedEx Corp.	4.250%	5/15/30	18,978	22,755
	JB Hunt Transport Services Inc.	3.875%	3/1/26	25,855	29,885
	Kansas City Southern	2.875%	11/15/29	9,943	10,331
	Kirby Corp.	4.200%	3/1/28	10,805	11,233
	Norfolk Southern Corp.	2.900%	6/15/26	14,169	15,654
	Norfolk Southern Corp.	7.800%	5/15/27	4,117	5,658
	Norfolk Southern Corp.	3.150%	6/1/27	7,206	7,997
	Norfolk Southern Corp.	3.800%	8/1/28	12,460	14,667
	Norfolk Southern Corp.	2.550%	11/1/29	9,395	10,265
	Ryder System Inc.	2.900%	12/1/26	13,520	14,369
	Southwest Airlines Co.	5.250%	5/4/25	10,000	10,863
	Southwest Airlines Co.	3.000%	11/15/26	12,495	12,558
	Southwest Airlines Co.	5.125%	6/15/27	23,884	25,927
	Southwest Airlines Co.	3.450%	11/16/27	4,380	4,355
	Southwest Airlines Co.	2.625%	2/10/30	11,000	10,586
[1]	Spirit Airlines Class A Pass Through Certificates Series 2015-1	4.100%	10/1/29	2,296	1,997
	Union Pacific Corp.	2.750%	3/1/26	17,300	18,976
	Union Pacific Corp.	2.150%	2/5/27	17,495	18,684
	Union Pacific Corp.	3.000%	4/15/27	8,414	9,401
	Union Pacific Corp.	3.950%	9/10/28	31,429	37,223
	Union Pacific Corp.	6.625%	2/1/29	420	573

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Union Pacific Corp.	3.700%	3/1/29	14,261	16,670
	Union Pacific Corp.	2.400%	2/5/30	20,303	21,781
[1]	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	6,757	6,327
[1]	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	9,707	8,938
[1]	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	6,796	6,598
[1]	United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	3,653	3,089
[1]	United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	10,437	10,084
[1]	United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	2,886	2,745
[1]	United Airlines 2018-1 Class AA Pass Through Trust	3.500%	3/1/30	3,872	3,605
	United Parcel Service Inc.	2.400%	11/15/26	14,398	15,753
	United Parcel Service Inc.	3.050%	11/15/27	16,633	18,803
	United Parcel Service Inc.	3.400%	3/15/29	17,483	20,248
	United Parcel Service Inc.	2.500%	9/1/29	12,483	13,650
	United Parcel Service Inc.	4.450%	4/1/30	15,487	19,387
[1]	US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	648	600
[1]	US Airways 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,549	1,242
[1]	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	2,189	1,806
					23,768,555
Utilities (6.3%)
	Electric (5.6%)
	AEP Texas Inc.	3.950%	6/1/28	15,502	17,932
	AEP Texas Inc.	2.100%	7/1/30	11,200	11,488
	AEP Transmission Co. LLC	3.100%	12/1/26	3,690	4,153
	Alabama Power Co.	1.450%	9/15/30	5,000	4,966
	Ameren Corp.	3.650%	2/15/26	5,106	5,720
	Ameren Corp.	3.500%	1/15/31	4,000	4,582
	Ameren Illinois Co.	3.800%	5/15/28	7,589	8,810
	American Electric Power Co. Inc.	3.200%	11/13/27	9,659	10,554
	American Electric Power Co. Inc.	4.300%	12/1/28	11,370	13,363
	American Electric Power Co. Inc.	2.300%	3/1/30	7,005	7,190
	Appalachian Power Co.	3.300%	6/1/27	4,600	5,017
	Arizona Public Service Co.	2.950%	9/15/27	3,994	4,393
	Arizona Public Service Co.	2.600%	8/15/29	4,580	4,894
	Atlantic City Electric Co.	4.000%	10/15/28	5,414	6,407
	Avangrid Inc.	3.800%	6/1/29	15,804	18,389
	Baltimore Gas & Electric Co.	2.400%	8/15/26	6,768	7,244
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	20,547	23,266
[2]	Berkshire Hathaway Energy Co.	3.700%	7/15/30	18,920	22,451
	Black Hills Corp.	3.950%	1/15/26	5,845	6,434
	Black Hills Corp.	3.150%	1/15/27	4,435	4,751
	Black Hills Corp.	3.050%	10/15/29	9,709	10,569
	Black Hills Corp.	2.500%	6/15/30	375	394
	CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	2,565	2,753
	CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	4,221	4,595
	CenterPoint Energy Inc.	4.250%	11/1/28	11,646	13,724
	CenterPoint Energy Inc.	2.950%	3/1/30	5,069	5,571
	Cleco Corporate Holdings LLC	3.743%	5/1/26	8,057	8,564
	Cleco Corporate Holdings LLC	3.375%	9/15/29	3,510	3,579
	CMS Energy Corp.	3.000%	5/15/26	6,456	7,031
	CMS Energy Corp.	3.450%	8/15/27	7,336	8,017
[1]	CMS Energy Corp.	4.750%	6/1/50	13,290	14,473
	Commonwealth Edison Co.	2.550%	6/15/26	6,214	6,736
	Commonwealth Edison Co.	2.950%	8/15/27	6,292	6,913
	Commonwealth Edison Co.	3.700%	8/15/28	10,932	12,617
	Commonwealth Edison Co.	2.200%	3/1/30	6,526	6,969
	Connecticut Light & Power Co.	3.200%	3/15/27	8,835	9,788
	Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	7,353	8,155
	Consolidated Edison Co. of New York Inc.	3.800%	5/15/28	7,217	8,390
	Consolidated Edison Co. of New York Inc.	4.000%	12/1/28	6,350	7,578
	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	8,880	10,261
	Consumers Energy Co.	3.800%	11/15/28	4,704	5,591
	Dominion Energy Inc.	3.900%	10/1/25	7,540	8,608
	Dominion Energy Inc.	2.850%	8/15/26	8,306	9,090

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dominion Energy Inc.	3.600%	3/15/27	390	441
	Dominion Energy Inc.	4.250%	6/1/28	9,215	10,797
	Dominion Energy Inc.	3.375%	4/1/30	31,822	36,145
	DTE Electric Co.	2.250%	3/1/30	11,880	12,706
	DTE Energy Co.	2.850%	10/1/26	16,007	17,353
	DTE Energy Co.	3.800%	3/15/27	9,661	10,751
	DTE Energy Co.	3.400%	6/15/29	12,921	14,342
	DTE Energy Co.	2.950%	3/1/30	4,136	4,437
	Duke Energy Carolinas LLC	2.950%	12/1/26	11,738	13,172
	Duke Energy Carolinas LLC	3.950%	11/15/28	12,204	14,763
	Duke Energy Carolinas LLC	6.000%	12/1/28	2,475	3,239
	Duke Energy Carolinas LLC	2.450%	8/15/29	17,798	19,335
	Duke Energy Carolinas LLC	2.450%	2/1/30	14,099	15,228
	Duke Energy Corp.	2.650%	9/1/26	32,253	35,065
	Duke Energy Corp.	3.150%	8/15/27	17,591	19,487
	Duke Energy Corp.	3.400%	6/15/29	11,980	13,659
	Duke Energy Corp.	2.450%	6/1/30	11,682	12,312
	Duke Energy Florida LLC	3.200%	1/15/27	18,901	21,360
	Duke Energy Florida LLC	3.800%	7/15/28	9,877	11,597
	Duke Energy Florida LLC	2.500%	12/1/29	12,482	13,647
	Duke Energy Florida LLC	1.750%	6/15/30	10,385	10,646
[1]	Duke Energy Florida Project Finance LLC	2.538%	9/1/29	2,419	2,656
	Duke Energy Ohio Inc.	3.650%	2/1/29	13,632	16,035
	Duke Energy Ohio Inc.	2.125%	6/1/30	4,207	4,432
	Duke Energy Progress LLC	3.700%	9/1/28	7,842	9,145
	Duke Energy Progress LLC	3.450%	3/15/29	22,117	25,717
	Edison International	5.750%	6/15/27	16,648	18,815
	Edison International	4.125%	3/15/28	15,197	15,847
	Emera US Finance LP	3.550%	6/15/26	22,444	25,064
	Enel Americas SA	4.000%	10/25/26	11,739	12,855
	Enel Chile SA	4.875%	6/12/28	15,634	18,778
	Entergy Arkansas Inc.	3.500%	4/1/26	11,624	13,271
	Entergy Corp.	2.950%	9/1/26	22,815	25,325
	Entergy Corp.	2.800%	6/15/30	11,963	13,006
	Entergy Louisiana LLC	2.400%	10/1/26	8,168	8,830
	Entergy Louisiana LLC	3.120%	9/1/27	7,068	7,866
	Entergy Louisiana LLC	3.250%	4/1/28	10,582	11,745
	Entergy Mississippi LLC	2.850%	6/1/28	11,302	12,292
	Entergy Texas Inc.	4.000%	3/30/29	7,082	8,277
	Evergy Inc.	2.900%	9/15/29	15,181	16,415
	Evergy Metro Inc.	2.250%	6/1/30	9,463	10,066
	Eversource Energy	3.300%	1/15/28	9,148	10,216
	Eversource Energy	4.250%	4/1/29	7,789	9,333
	Eversource Energy	1.650%	8/15/30	5,500	5,476
	Exelon Corp.	3.400%	4/15/26	23,283	26,124
	Exelon Corp.	4.050%	4/15/30	39,041	46,001
	FirstEnergy Corp.	3.900%	7/15/27	23,845	26,096
	FirstEnergy Corp.	2.650%	3/1/30	8,525	8,769
	FirstEnergy Corp.	2.250%	9/1/30	2,000	1,989
	Florida Power & Light Co.	3.125%	12/1/25	16,181	17,891
	Fortis Inc.	3.055%	10/4/26	19,708	21,492
	Georgia Power Co.	3.250%	4/1/26	7,677	8,527
	Georgia Power Co.	3.250%	3/30/27	7,967	8,728
	Georgia Power Co.	2.650%	9/15/29	19,789	21,181
	Gulf Power Co.	3.300%	5/30/27	6,385	7,201
	Indiana Michigan Power Co.	3.850%	5/15/28	12,630	14,307
	Interstate Power & Light Co.	4.100%	9/26/28	9,073	10,796
	Interstate Power & Light Co.	3.600%	4/1/29	7,648	8,795
	Interstate Power & Light Co.	2.300%	6/1/30	3,750	3,930
	ITC Holdings Corp.	3.250%	6/30/26	5,368	5,949
	ITC Holdings Corp.	3.350%	11/15/27	10,380	11,631
	Louisville Gas & Electric Co.	3.300%	10/1/25	4,607	5,118
	MidAmerican Energy Co.	3.100%	5/1/27	7,137	7,953
	MidAmerican Energy Co.	3.650%	4/15/29	16,318	19,410

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Mississippi Power Co.	3.950%	3/30/28	3,581	4,066
	National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	9,911	11,030
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	6,662	7,390
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	15,094	17,289
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	6,785	7,991
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	14,569	17,079
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	7,653	8,383
[1]	National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	5,375	5,789
	Nevada Power Co.	3.700%	5/1/29	10,820	12,720
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	7,742	8,729
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	15,273	17,514
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	12,487	14,251
	NextEra Energy Capital Holdings Inc.	2.750%	11/1/29	18,246	19,874
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	49,305	51,627
[1]	NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	18,850	20,264
[1]	NextEra Energy Capital Holdings Inc.	5.650%	5/1/79	7,095	8,124
	NSTAR Electric Co.	3.200%	5/15/27	13,998	15,630
	NSTAR Electric Co.	3.250%	5/15/29	5,302	6,019
	NSTAR Electric Co.	3.950%	4/1/30	5,291	6,426
	Ohio Power Co.	2.600%	4/1/30	1,715	1,879
	Oklahoma Gas & Electric Co.	3.800%	8/15/28	9,495	10,794
	Oklahoma Gas & Electric Co.	3.300%	3/15/30	1,409	1,585
	Oklahoma Gas & Electric Co.	3.250%	4/1/30	9,197	10,269
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	10,908	12,843
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	2,753	3,615
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	7,177	8,003
	Pacific Gas & Electric Co.	3.300%	12/1/27	44,352	45,606
	Pacific Gas & Electric Co.	3.150%	1/1/26	48,600	50,240
	Pacific Gas & Electric Co.	2.950%	3/1/26	2,500	2,554
	Pacific Gas & Electric Co.	2.100%	8/1/27	2,025	1,979
	Pacific Gas & Electric Co.	3.750%	7/1/28	22,000	22,912
	Pacific Gas & Electric Co.	4.550%	7/1/30	59,745	65,375
	Pacific Gas & Electric Co.	2.500%	2/1/31	6,000	5,771
	PacifiCorp	3.500%	6/15/29	17,105	19,809
	PacifiCorp	2.700%	9/15/30	4,500	4,987
	PECO Energy Co.	3.150%	10/15/25	6,194	6,836
	PPL Capital Funding Inc.	3.100%	5/15/26	30,145	33,450
	PPL Capital Funding Inc.	4.125%	4/15/30	10,574	12,467
	Public Service Co. of Colorado	3.700%	6/15/28	8,215	9,592
	Public Service Electric & Gas Co.	2.250%	9/15/26	6,714	7,183
	Public Service Electric & Gas Co.	3.000%	5/15/27	3,362	3,703
	Public Service Electric & Gas Co.	3.700%	5/1/28	7,680	8,920
	Public Service Electric & Gas Co.	3.650%	9/1/28	7,722	9,001
	Public Service Electric & Gas Co.	3.200%	5/15/29	8,513	9,696
	Public Service Electric & Gas Co.	2.450%	1/15/30	5,387	5,867
	Public Service Enterprise Group Inc.	1.600%	8/15/30	7,500	7,426
[2]	Puget Energy Inc.	4.100%	6/15/30	13,805	15,216
	San Diego Gas & Electric Co.	2.500%	5/15/26	3,868	4,191
	Sierra Pacific Power Co.	2.600%	5/1/26	14,200	15,471
	Southern California Edison Co.	3.700%	8/1/25	3,424	3,810
	Southern California Edison Co.	3.650%	3/1/28	7,769	8,667
	Southern California Edison Co.	4.200%	3/1/29	8,731	10,061
	Southern California Edison Co.	6.650%	4/1/29	6,928	8,400
	Southern California Edison Co.	2.850%	8/1/29	8,156	8,644
	Southern California Edison Co.	2.250%	6/1/30	8,840	8,977
	Southern Co.	3.250%	7/1/26	31,672	35,384
	Southern Co.	3.700%	4/30/30	22,055	25,265
	Southern Power Co.	4.150%	12/1/25	4,566	5,246
	Southwestern Electric Power Co.	2.750%	10/1/26	8,150	8,798
	Southwestern Electric Power Co.	4.100%	9/15/28	21,894	25,553
	Tucson Electric Power Co.	1.500%	8/1/30	4,000	3,948
	Union Electric Co.	2.950%	6/15/27	7,450	8,209
	Union Electric Co.	3.500%	3/15/29	10,753	12,453
	Union Electric Co.	2.950%	3/15/30	7,506	8,475

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Virginia Electric & Power Co.	3.150%	1/15/26	23,361	26,055
	Virginia Electric & Power Co.	2.950%	11/15/26	10,029	11,201
	Virginia Electric & Power Co.	3.500%	3/15/27	16,705	18,907
	Virginia Electric & Power Co.	3.800%	4/1/28	23,288	27,278
	Virginia Electric & Power Co.	2.875%	7/15/29	11,945	13,385
	Westar Energy Inc.	2.550%	7/1/26	8,999	9,508
	Westar Energy Inc.	3.100%	4/1/27	6,297	6,977
	Wisconsin Power & Light Co.	3.050%	10/15/27	4,620	5,071
	Wisconsin Power & Light Co.	3.000%	7/1/29	1,575	1,761
	Xcel Energy Inc.	3.350%	12/1/26	10,880	12,262
	Xcel Energy Inc.	4.000%	6/15/28	10,386	12,226
	Xcel Energy Inc.	2.600%	12/1/29	14,276	15,342
	Xcel Energy Inc.	3.400%	6/1/30	15,747	18,168
	Natural Gas (0.5%)
	Atmos Energy Corp.	3.000%	6/15/27	8,548	9,437
	Atmos Energy Corp.	2.625%	9/15/29	8,107	8,945
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	5,796	6,558
[2]	East Ohio Gas Co.	2.000%	6/15/30	3,150	3,263
	NiSource Finance Corp.	3.490%	5/15/27	14,822	16,643
	NiSource Inc.	2.950%	9/1/29	18,451	20,185
	NiSource Inc.	3.600%	5/1/30	22,320	25,734
	ONE Gas Inc.	2.000%	5/15/30	5,846	6,070
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	7,770	8,924
	Sempra Energy	3.750%	11/15/25	6,696	7,538
	Sempra Energy	3.250%	6/15/27	18,085	19,879
	Sempra Energy	3.400%	2/1/28	32,716	36,367
	Southern California Gas Co.	2.600%	6/15/26	9,600	10,411
	Southern California Gas Co.	2.550%	2/1/30	13,230	14,405
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	7,017	7,533
	Southwest Gas Corp.	3.700%	4/1/28	4,320	4,899
	Southwest Gas Corp.	2.200%	6/15/30	617	649
	Other Utility (0.2%)
	American Water Capital Corp.	2.950%	9/1/27	4,297	4,735
	American Water Capital Corp.	3.750%	9/1/28	9,554	11,122
	American Water Capital Corp.	3.450%	6/1/29	17,001	19,418
	American Water Capital Corp.	2.800%	5/1/30	11,675	12,801
	Essential Utilities Inc.	3.566%	5/1/29	8,478	9,646
	Essential Utilities Inc.	2.704%	4/15/30	8,040	8,677
	United Utilities plc	6.875%	8/15/28	2,312	2,990
					2,580,097
Total Corporate Bonds (Cost $38,085,587)					40,443,905

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[4]	Vanguard Market Liquidity Fund (Cost $27,428)	0.147%	274,280	27,428
Total Investments (99.1%) (Cost $38,135,420)				40,493,720
Other Assets and Liabilities—Net (0.9%)				356,508
Net Assets (100%)				40,850,228

Cost is in $000.

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $1,543,820,000, representing 3.8% of net assets.
3	Securities with a value of $5,141,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.5%)
U.S. Government Securities (0.5%)
	United States Treasury Note/Bond	0.625%	8/15/30	27,960	27,724
	United States Treasury Note/Bond	1.250%	5/15/50	465	438
Total U.S. Government and Agency Obligations (Cost $28,175)					28,162
Corporate Bonds (98.2%)
Finance (16.6%)
	Banking (8.7%)
	Ally Financial Inc.	8.000%	11/1/31	3,273	4,451
	Ally Financial Inc.	8.000%	11/1/31	2,075	2,734
	American Express Co.	4.050%	12/3/42	3,242	3,997
	Bank of America Corp.	6.110%	1/29/37	6,035	8,606
[1]	Bank of America Corp.	4.244%	4/24/38	3,655	4,445
	Bank of America Corp.	7.750%	5/14/38	3,260	5,423
[1]	Bank of America Corp.	4.078%	4/23/40	880	1,064
[1]	Bank of America Corp.	2.676%	6/19/41	12,902	13,176
	Bank of America Corp.	5.875%	2/7/42	3,016	4,535
	Bank of America Corp.	5.000%	1/21/44	3,594	4,948
	Bank of America Corp.	4.875%	4/1/44	1,442	1,938
	Bank of America Corp.	4.750%	4/21/45	1,956	2,624
[1]	Bank of America Corp.	4.443%	1/20/48	5,947	7,704
[1]	Bank of America Corp.	3.946%	1/23/49	2,890	3,516
[1]	Bank of America Corp.	4.330%	3/15/50	8,539	10,865
[1]	Bank of America Corp.	4.083%	3/20/51	11,740	14,653
	Bank of America NA	6.000%	10/15/36	3,207	4,673
	Barclays plc	5.250%	8/17/45	2,770	3,776
	Barclays plc	4.950%	1/10/47	3,030	4,075
	Citigroup Inc.	6.625%	6/15/32	1,602	2,244
	Citigroup Inc.	5.875%	2/22/33	293	384
	Citigroup Inc.	6.000%	10/31/33	2,417	3,283
	Citigroup Inc.	6.125%	8/25/36	600	806
[1]	Citigroup Inc.	3.878%	1/24/39	2,342	2,783
	Citigroup Inc.	8.125%	7/15/39	3,908	6,863
[1]	Citigroup Inc.	5.316%	3/26/41	795	1,115
	Citigroup Inc.	5.875%	1/30/42	4,037	5,969
	Citigroup Inc.	6.675%	9/13/43	2,750	4,277
	Citigroup Inc.	5.300%	5/6/44	4,088	5,505
	Citigroup Inc.	4.650%	7/30/45	2,697	3,463
	Citigroup Inc.	4.750%	5/18/46	6,804	8,671
[1]	Citigroup Inc.	4.281%	4/24/48	1,149	1,476
	Citigroup Inc.	4.650%	7/23/48	2,627	3,508
	Cooperatieve Rabobank UA	5.250%	5/24/41	4,951	7,232
	Cooperatieve Rabobank UA	5.750%	12/1/43	2,010	2,932
	Cooperatieve Rabobank UA	5.250%	8/4/45	1,959	2,703
	Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	5,355	7,241
	Credit Suisse USA Inc.	7.125%	7/15/32	1,951	3,001
	Fifth Third Bancorp	8.250%	3/1/38	2,137	3,532
	First Republic Bank	4.375%	8/1/46	473	561
	First Republic Bank	4.625%	2/13/47	570	705
	Goldman Sachs Capital I	6.345%	2/15/34	1,431	2,011
	Goldman Sachs Group Inc.	6.125%	2/15/33	3,002	4,240
	Goldman Sachs Group Inc.	6.450%	5/1/36	3,279	4,543
	Goldman Sachs Group Inc.	6.750%	10/1/37	13,886	20,220
[1]	Goldman Sachs Group Inc.	4.017%	10/31/38	5,482	6,470
[1]	Goldman Sachs Group Inc.	4.411%	4/23/39	2,704	3,310
	Goldman Sachs Group Inc.	6.250%	2/1/41	2,412	3,631
	Goldman Sachs Group Inc.	4.800%	7/8/44	5,643	7,405
	Goldman Sachs Group Inc.	5.150%	5/22/45	5,584	7,383
	Goldman Sachs Group Inc.	4.750%	10/21/45	2,951	3,906
	HSBC Bank USA NA	7.000%	1/15/39	1,850	2,814
	HSBC Bank USA NA	5.875%	11/1/34	150	204
	HSBC Holdings plc	7.625%	5/17/32	1,651	2,281

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	6.500%	5/2/36	4,270	5,834
	HSBC Holdings plc	6.500%	9/15/37	7,750	10,759
	HSBC Holdings plc	6.800%	6/1/38	1,710	2,419
	HSBC Holdings plc	6.100%	1/14/42	856	1,238
	HSBC Holdings plc	5.250%	3/14/44	3,577	4,623
	JPMorgan Chase & Co.	8.750%	9/1/30	218	322
	JPMorgan Chase & Co.	6.400%	5/15/38	6,250	9,669
[1]	JPMorgan Chase & Co.	3.882%	7/24/38	9,461	11,329
	JPMorgan Chase & Co.	5.500%	10/15/40	4,220	6,085
[1]	JPMorgan Chase & Co.	3.109%	4/22/41	3,150	3,448
	JPMorgan Chase & Co.	5.600%	7/15/41	1,701	2,520
	JPMorgan Chase & Co.	5.400%	1/6/42	2,555	3,707
	JPMorgan Chase & Co.	5.625%	8/16/43	1,507	2,183
	JPMorgan Chase & Co.	4.850%	2/1/44	2,015	2,766
	JPMorgan Chase & Co.	4.950%	6/1/45	2,654	3,618
[1]	JPMorgan Chase & Co.	4.260%	2/22/48	5,258	6,700
[1]	JPMorgan Chase & Co.	4.032%	7/24/48	4,552	5,590
[1]	JPMorgan Chase & Co.	3.964%	11/15/48	7,768	9,472
[1]	JPMorgan Chase & Co.	3.897%	1/23/49	5,041	6,109
[1]	JPMorgan Chase & Co.	3.109%	4/22/51	5,003	5,409
	Lloyds Banking Group plc	5.300%	12/1/45	2,243	3,051
	Lloyds Banking Group plc	4.344%	1/9/48	2,120	2,593
	Mitsubishi UFJ Financial Group Inc.	4.286%	7/26/38	1,490	1,837
	Mitsubishi UFJ Financial Group Inc.	4.153%	3/7/39	2,585	3,144
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	1,767	2,056
[1]	Mizuho Financial Group Inc.	2.591%	5/25/31	100	105
	Morgan Stanley	7.250%	4/1/32	4,135	6,297
[1]	Morgan Stanley	3.971%	7/22/38	4,478	5,371
[1]	Morgan Stanley	4.457%	4/22/39	3,135	3,961
	Morgan Stanley	6.375%	7/24/42	1,541	2,438
	Morgan Stanley	4.300%	1/27/45	7,560	9,844
	Morgan Stanley	4.375%	1/22/47	1,670	2,217
[1]	Morgan Stanley	5.597%	3/24/51	7,625	11,710
[1]	Natwest Group plc	3.032%	11/28/35	1,000	998
	Regions Bank	6.450%	6/26/37	830	1,153
	Regions Financial Corp.	7.375%	12/10/37	516	754
	Wachovia Corp.	7.500%	4/15/35	795	1,180
	Wachovia Corp.	5.500%	8/1/35	2,193	2,917
	Wells Fargo & Co.	5.375%	2/7/35	200	273
[1]	Wells Fargo & Co.	3.068%	4/30/41	10,150	10,772
	Wells Fargo & Co.	5.375%	11/2/43	6,104	8,110
	Wells Fargo & Co.	5.606%	1/15/44	4,792	6,522
	Wells Fargo & Co.	4.650%	11/4/44	4,921	6,057
	Wells Fargo & Co.	3.900%	5/1/45	6,600	7,713
	Wells Fargo & Co.	4.900%	11/17/45	4,795	6,124
	Wells Fargo & Co.	4.400%	6/14/46	4,687	5,565
	Wells Fargo & Co.	4.750%	12/7/46	4,404	5,568
[1]	Wells Fargo & Co.	5.013%	4/4/51	10,560	14,475
	Wells Fargo & Co.	5.950%	12/1/86	283	369
	Wells Fargo Bank NA	5.950%	8/26/36	1,800	2,443
	Wells Fargo Bank NA	5.850%	2/1/37	1,488	2,045
	Wells Fargo Bank NA	6.600%	1/15/38	3,693	5,473
	Westpac Banking Corp.	4.421%	7/24/39	2,181	2,696
	Brokerage (0.6%)
	BlackRock Inc.	1.900%	1/28/31	3,840	4,000
	Brookfield Finance Inc.	4.700%	9/20/47	1,898	2,207
	Brookfield Finance LLC	3.450%	4/15/50	1,375	1,356
	CME Group Inc.	5.300%	9/15/43	1,776	2,593
	CME Group Inc.	4.150%	6/15/48	1,020	1,332
	Intercontinental Exchange Inc.	2.650%	9/15/40	2,250	2,277
	Intercontinental Exchange Inc.	4.250%	9/21/48	2,109	2,638
	Intercontinental Exchange Inc.	3.000%	6/15/50	3,651	3,821
	Intercontinental Exchange Inc.	3.000%	9/15/60	5,500	5,681

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Invesco Finance plc	5.375%	11/30/43	1,133	1,386
	Jefferies Group LLC	6.250%	1/15/36	663	808
	Jefferies Group LLC	6.500%	1/20/43	834	1,057
	Legg Mason Inc.	5.625%	1/15/44	1,215	1,665
	Nasdaq Inc.	3.250%	4/28/50	1,140	1,209
	Raymond James Financial Inc.	4.950%	7/15/46	2,342	3,005
	Finance Companies (0.5%)
	GATX Corp.	5.200%	3/15/44	580	679
[2]	GE Capital Funding LLC	4.550%	5/15/32	1,705	1,796
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	26,475	27,303
	Insurance (5.5%)
	Aetna Inc.	6.625%	6/15/36	1,286	1,827
	Aetna Inc.	6.750%	12/15/37	541	775
	Aetna Inc.	4.500%	5/15/42	1,302	1,535
	Aetna Inc.	4.125%	11/15/42	1,728	1,976
	Aetna Inc.	4.750%	3/15/44	1,732	2,165
	Aetna Inc.	3.875%	8/15/47	1,990	2,280
	Aflac Inc.	4.000%	10/15/46	768	872
	Aflac Inc.	4.750%	1/15/49	2,505	3,237
	Alleghany Corp.	4.900%	9/15/44	872	1,036
	Allstate Corp.	5.350%	6/1/33	769	1,052
	Allstate Corp.	5.550%	5/9/35	1,046	1,500
	Allstate Corp.	5.950%	4/1/36	35	51
	Allstate Corp.	4.500%	6/15/43	936	1,184
	Allstate Corp.	4.200%	12/15/46	995	1,247
	Allstate Corp.	3.850%	8/10/49	2,080	2,506
[1]	Allstate Corp.	6.500%	5/15/67	1,070	1,354
	American Financial Group Inc.	4.500%	6/15/47	983	1,063
	American International Group Inc.	3.875%	1/15/35	2,343	2,686
	American International Group Inc.	4.700%	7/10/35	1,909	2,358
	American International Group Inc.	6.250%	5/1/36	1,095	1,535
	American International Group Inc.	4.500%	7/16/44	3,222	3,778
	American International Group Inc.	4.800%	7/10/45	1,900	2,319
	American International Group Inc.	4.750%	4/1/48	2,477	3,007
	American International Group Inc.	4.375%	6/30/50	3,365	4,013
	American International Group Inc.	4.375%	1/15/55	3,405	3,934
[1]	American International Group Inc.	8.175%	5/15/68	487	692
	Anthem Inc.	5.950%	12/15/34	661	926
	Anthem Inc.	5.850%	1/15/36	500	675
	Anthem Inc.	6.375%	6/15/37	205	287
	Anthem Inc.	4.625%	5/15/42	3,278	4,084
	Anthem Inc.	4.650%	1/15/43	3,423	4,293
	Anthem Inc.	5.100%	1/15/44	1,548	2,037
	Anthem Inc.	4.650%	8/15/44	2,001	2,548
	Anthem Inc.	4.375%	12/1/47	3,247	4,061
	Anthem Inc.	4.550%	3/1/48	1,935	2,436
	Anthem Inc.	3.700%	9/15/49	783	875
	Anthem Inc.	3.125%	5/15/50	1,925	2,018
	Aon Corp.	6.250%	9/30/40	930	1,353
	Aon plc	4.600%	6/14/44	1,321	1,662
	Aon plc	4.750%	5/15/45	1,184	1,535
	Arch Capital Finance LLC	5.031%	12/15/46	1,178	1,491
	Arch Capital Group Ltd.	7.350%	5/1/34	405	609
	Arch Capital Group Ltd.	3.635%	6/30/50	1,525	1,619
	Arch Capital Group US Inc.	5.144%	11/1/43	1,698	2,158
	AXA SA	8.600%	12/15/30	2,023	3,045
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	553	827
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	3,359	4,360
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	2,183	2,774
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	3,778	4,775
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	5,585	7,238
	Berkshire Hathaway Inc.	4.500%	2/11/43	1,083	1,422
	Brighthouse Financial Inc.	4.700%	6/22/47	3,150	2,983

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Chubb Corp.	6.000%	5/11/37	1,381	2,012
	Chubb Corp.	6.500%	5/15/38	1,135	1,742
	Chubb INA Holdings Inc.	6.700%	5/15/36	538	812
	Chubb INA Holdings Inc.	4.150%	3/13/43	1,262	1,586
	Chubb INA Holdings Inc.	4.350%	11/3/45	3,609	4,758
	Cincinnati Financial Corp.	6.125%	11/1/34	769	1,088
	Equitable Holdings Inc.	5.000%	4/20/48	3,254	3,800
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	813	937
	Hanover Insurance Group Inc.	2.500%	9/1/30	700	713
	Hartford Financial Services Group Inc.	5.950%	10/15/36	369	494
	Hartford Financial Services Group Inc.	6.100%	10/1/41	1,086	1,547
	Hartford Financial Services Group Inc.	4.300%	4/15/43	913	1,065
	Hartford Financial Services Group Inc.	4.400%	3/15/48	1,273	1,528
	Hartford Financial Services Group Inc.	3.600%	8/19/49	1,103	1,230
	Humana Inc.	4.625%	12/1/42	1,499	1,879
	Humana Inc.	4.950%	10/1/44	1,139	1,506
	Humana Inc.	4.800%	3/15/47	940	1,237
	Humana Inc.	3.950%	8/15/49	1,140	1,375
	Lincoln National Corp.	3.400%	1/15/31	1,000	1,119
	Lincoln National Corp.	6.300%	10/9/37	1,037	1,347
	Lincoln National Corp.	7.000%	6/15/40	968	1,424
	Lincoln National Corp.	4.350%	3/1/48	861	978
	Lincoln National Corp.	4.375%	6/15/50	831	973
	Loews Corp.	4.125%	5/15/43	1,861	2,135
	Manulife Financial Corp.	5.375%	3/4/46	1,440	1,952
	Markel Corp.	5.000%	4/5/46	1,265	1,610
	Markel Corp.	4.300%	11/1/47	725	843
	Markel Corp.	5.000%	5/20/49	750	963
	Markel Corp.	4.150%	9/17/50	1,132	1,313
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	2,215	2,322
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	933	1,317
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	1,785	2,363
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	985	1,272
	Marsh & McLennan Cos. Inc.	4.200%	3/1/48	535	684
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	2,535	3,519
	MetLife Inc.	6.500%	12/15/32	619	924
	MetLife Inc.	6.375%	6/15/34	650	986
	MetLife Inc.	5.700%	6/15/35	2,968	4,346
	MetLife Inc.	5.875%	2/6/41	994	1,448
	MetLife Inc.	4.125%	8/13/42	2,235	2,718
	MetLife Inc.	4.875%	11/13/43	2,555	3,421
	MetLife Inc.	4.721%	12/15/44	1,017	1,321
	MetLife Inc.	4.050%	3/1/45	3,274	3,990
	MetLife Inc.	4.600%	5/13/46	2,429	3,180
[1]	MetLife Inc.	6.400%	12/15/66	3,846	4,803
[1]	MetLife Inc.	10.750%	8/1/69	378	617
[1]	Nationwide Financial Services Inc.	6.750%	5/15/87	443	523
	Principal Financial Group Inc.	6.050%	10/15/36	440	604
	Principal Financial Group Inc.	4.625%	9/15/42	1,078	1,317
	Principal Financial Group Inc.	4.350%	5/15/43	653	774
	Principal Financial Group Inc.	4.300%	11/15/46	653	775
	Progressive Corp.	6.625%	3/1/29	1	1
	Progressive Corp.	6.250%	12/1/32	970	1,415
	Progressive Corp.	4.350%	4/25/44	1,050	1,362
	Progressive Corp.	3.700%	1/26/45	635	758
	Progressive Corp.	4.125%	4/15/47	893	1,140
	Progressive Corp.	4.200%	3/15/48	2,288	2,952
	Progressive Corp.	3.950%	3/26/50	630	801
	Prudential Financial Inc.	5.750%	7/15/33	999	1,348
	Prudential Financial Inc.	5.700%	12/14/36	474	669
	Prudential Financial Inc.	6.625%	12/1/37	1,233	1,827
	Prudential Financial Inc.	3.000%	3/10/40	700	738
	Prudential Financial Inc.	6.625%	6/21/40	690	1,042
	Prudential Financial Inc.	6.200%	11/15/40	620	897

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	5.100%	8/15/43	516	646
Prudential Financial Inc.	4.600%	5/15/44	979	1,218
Prudential Financial Inc.	3.905%	12/7/47	2,705	3,012
Prudential Financial Inc.	4.418%	3/27/48	1,325	1,576
Prudential Financial Inc.	3.935%	12/7/49	3,081	3,447
Prudential Financial Inc.	4.350%	2/25/50	2,470	2,923
Prudential Financial Inc.	3.700%	3/13/51	1,190	1,325
Selective Insurance Group Inc.	5.375%	3/1/49	580	687
Transatlantic Holdings Inc.	8.000%	11/30/39	583	894
Travelers Cos. Inc.	6.750%	6/20/36	385	579
Travelers Cos. Inc.	6.250%	6/15/37	113	169
Travelers Cos. Inc.	5.350%	11/1/40	1,635	2,277
Travelers Cos. Inc.	4.600%	8/1/43	1,533	1,981
Travelers Cos. Inc.	4.300%	8/25/45	1,083	1,382
Travelers Cos. Inc.	3.750%	5/15/46	1,343	1,574
Travelers Cos. Inc.	4.000%	5/30/47	2,161	2,649
Travelers Cos. Inc.	4.050%	3/7/48	2,461	3,022
Travelers Cos. Inc.	4.100%	3/4/49	619	765
Travelers Cos. Inc.	2.550%	4/27/50	930	916
Travelers Property Casualty Corp.	6.375%	3/15/33	1,110	1,641
UnitedHealth Group Inc.	4.625%	7/15/35	3,571	4,712
UnitedHealth Group Inc.	5.800%	3/15/36	1,542	2,220
UnitedHealth Group Inc.	6.500%	6/15/37	320	489
UnitedHealth Group Inc.	6.625%	11/15/37	2,319	3,596
UnitedHealth Group Inc.	6.875%	2/15/38	1,453	2,340
UnitedHealth Group Inc.	3.500%	8/15/39	3,947	4,507
UnitedHealth Group Inc.	2.750%	5/15/40	1,445	1,525
UnitedHealth Group Inc.	5.700%	10/15/40	629	912
UnitedHealth Group Inc.	5.950%	2/15/41	443	663
UnitedHealth Group Inc.	4.625%	11/15/41	1,878	2,479
UnitedHealth Group Inc.	4.375%	3/15/42	1,573	2,022
UnitedHealth Group Inc.	3.950%	10/15/42	2,223	2,624
UnitedHealth Group Inc.	4.250%	3/15/43	1,963	2,495
UnitedHealth Group Inc.	4.750%	7/15/45	4,852	6,572
UnitedHealth Group Inc.	4.200%	1/15/47	3,695	4,605
UnitedHealth Group Inc.	4.250%	4/15/47	655	823
UnitedHealth Group Inc.	3.750%	10/15/47	1,608	1,894
UnitedHealth Group Inc.	4.250%	6/15/48	1,340	1,700
UnitedHealth Group Inc.	4.450%	12/15/48	2,298	3,010
UnitedHealth Group Inc.	3.700%	8/15/49	1,670	1,988
UnitedHealth Group Inc.	2.900%	5/15/50	2,950	3,098
UnitedHealth Group Inc.	3.875%	8/15/59	3,688	4,549
UnitedHealth Group Inc.	3.125%	5/15/60	3,135	3,411
Unum Group	5.750%	8/15/42	1,060	1,186
Unum Group	4.500%	12/15/49	440	423
Voya Financial Inc.	5.700%	7/15/43	561	731
Voya Financial Inc.	4.800%	6/15/46	857	1,022
W R Berkley Corp.	4.000%	5/12/50	600	686
Willis North America Inc.	5.050%	9/15/48	1,830	2,429
Willis North America Inc.	3.875%	9/15/49	685	784
WR Berkley Corp.	4.750%	8/1/44	859	1,061
XLIT Ltd.	5.250%	12/15/43	562	764
XLIT Ltd.	5.500%	3/31/45	1,235	1,674
Real Estate Investment Trusts (1.3%)
Alexandria Real Estate Equities Inc.	4.900%	12/15/30	1,176	1,491
Alexandria Real Estate Equities Inc.	3.375%	8/15/31	2,783	3,147
Alexandria Real Estate Equities Inc.	1.875%	2/1/33	2,500	2,470
Alexandria Real Estate Equities Inc.	4.850%	4/15/49	695	951
Alexandria Real Estate Equities Inc.	4.000%	2/1/50	980	1,189
American Campus Communities Operating Partnership LP	3.875%	1/30/31	225	244
AvalonBay Communities Inc.	2.450%	1/15/31	1,265	1,349
AvalonBay Communities Inc.	3.900%	10/15/46	1,030	1,253

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	4.150%	7/1/47	783	976
Boston Properties LP	3.250%	1/30/31	2,540	2,761
Camden Property Trust	3.350%	11/1/49	1,225	1,349
Duke Realty LP	3.050%	3/1/50	615	665
ERP Operating LP	4.500%	7/1/44	2,008	2,571
ERP Operating LP	4.500%	6/1/45	608	790
ERP Operating LP	4.000%	8/1/47	663	813
Essex Portfolio LP	1.650%	1/15/31	750	727
Essex Portfolio LP	2.650%	3/15/32	2,050	2,167
Essex Portfolio LP	4.500%	3/15/48	205	261
Essex Portfolio LP	2.650%	9/1/50	800	740
Federal Realty Investment Trust	4.500%	12/1/44	1,463	1,689
Healthpeak Properties Inc.	2.875%	1/15/31	200	213
Healthpeak Properties Inc.	6.750%	2/1/41	756	1,082
Highwoods Realty LP	2.600%	2/1/31	750	744
Host Hotels & Resorts LP	3.500%	9/15/30	1,500	1,479
Kilroy Realty LP	2.500%	11/15/32	1,300	1,269
Kimco Realty Corp.	2.700%	10/1/30	1,800	1,838
Kimco Realty Corp.	4.250%	4/1/45	937	988
Kimco Realty Corp.	4.125%	12/1/46	508	529
Kimco Realty Corp.	4.450%	9/1/47	645	705
Kimco Realty Corp.	3.700%	10/1/49	1,060	1,042
Lexington Realty Trust	2.700%	9/15/30	500	506
Mid-America Apartments LP	1.700%	2/15/31	900	882
National Retail Properties Inc.	4.800%	10/15/48	1,150	1,321
National Retail Properties Inc.	3.100%	4/15/50	670	595
Prologis LP	4.375%	9/15/48	390	527
Prologis LP	3.000%	4/15/50	2,625	2,842
Prologis LP	2.125%	10/15/50	1,500	1,374
Realty Income Corp.	3.250%	1/15/31	1,920	2,133
Realty Income Corp.	4.650%	3/15/47	1,760	2,299
Regency Centers LP	4.400%	2/1/47	970	1,093
Regency Centers LP	4.650%	3/15/49	285	329
Retail Properties of America Inc.	4.750%	9/15/30	800	791
Simon Property Group LP	6.750%	2/1/40	365	515
Simon Property Group LP	4.750%	3/15/42	1,510	1,764
Simon Property Group LP	4.250%	10/1/44	1,558	1,720
Simon Property Group LP	4.250%	11/30/46	2,446	2,694
Simon Property Group LP	3.250%	9/13/49	3,320	3,132
Simon Property Group LP	3.800%	7/15/50	500	518
Spirit Realty LP	3.200%	2/15/31	500	489
UDR Inc.	3.000%	8/15/31	1,985	2,176
UDR Inc.	2.100%	8/1/32	500	501
UDR Inc.	3.100%	11/1/34	15	16
Ventas Realty LP	4.750%	11/15/30	835	951
Ventas Realty LP	5.700%	9/30/43	539	634
Ventas Realty LP	4.375%	2/1/45	338	350
Ventas Realty LP	4.875%	4/15/49	1,417	1,566
Welltower Inc.	6.500%	3/15/41	1,760	2,350
Welltower Inc.	4.950%	9/1/48	1,391	1,676
				961,445
Industrial (69.5%)
Basic Industry (3.6%)
Air Products & Chemicals Inc.	2.700%	5/15/40	2,000	2,140
Air Products & Chemicals Inc.	2.800%	5/15/50	1,785	1,875
Albemarle Corp.	5.450%	12/1/44	685	750
Barrick Gold Corp.	6.450%	10/15/35	254	347
Barrick Gold Corp.	5.250%	4/1/42	1,445	1,964
Barrick North America Finance LLC	5.700%	5/30/41	1,625	2,279
Barrick North America Finance LLC	5.750%	5/1/43	2,159	3,127
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,901	2,687
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,980	3,730
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,518	6,374

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celulosa Arauco y Constitucion SA	5.500%	11/2/47	1,150	1,267
Dow Chemical Co.	2.100%	11/15/30	1,500	1,475
Dow Chemical Co.	4.250%	10/1/34	2,673	3,157
Dow Chemical Co.	9.400%	5/15/39	959	1,617
Dow Chemical Co.	5.250%	11/15/41	931	1,127
Dow Chemical Co.	4.375%	11/15/42	3,279	3,686
Dow Chemical Co.	4.625%	10/1/44	2,065	2,372
Dow Chemical Co.	5.550%	11/30/48	2,039	2,673
Dow Chemical Co.	4.800%	5/15/49	1,730	2,063
Dow Chemical Co.	3.600%	11/15/50	1,900	1,935
DuPont de Nemours Inc.	5.319%	11/15/38	4,515	5,776
DuPont de Nemours Inc.	5.419%	11/15/48	3,412	4,561
Eastman Chemical Co.	4.800%	9/1/42	1,764	2,092
Eastman Chemical Co.	4.650%	10/15/44	2,177	2,566
Ecolab Inc.	1.300%	1/30/31	1,500	1,456
Ecolab Inc.	5.500%	12/8/41	850	1,227
Ecolab Inc.	3.950%	12/1/47	1,661	2,097
Ecolab Inc.	2.125%	8/15/50	1,000	923
FMC Corp.	4.500%	10/1/49	1,292	1,613
Georgia-Pacific LLC	8.875%	5/15/31	903	1,458
International Flavors & Fragrances Inc.	4.375%	6/1/47	660	750
International Flavors & Fragrances Inc.	5.000%	9/26/48	1,630	2,017
International Paper Co.	5.000%	9/15/35	1,916	2,433
International Paper Co.	7.300%	11/15/39	1,313	1,891
International Paper Co.	6.000%	11/15/41	1,055	1,421
International Paper Co.	4.800%	6/15/44	2,203	2,669
International Paper Co.	5.150%	5/15/46	2,313	2,947
International Paper Co.	4.400%	8/15/47	3,064	3,631
International Paper Co.	4.350%	8/15/48	690	825
Lubrizol Corp.	6.500%	10/1/34	658	1,016
LYB International Finance BV	5.250%	7/15/43	1,660	2,021
LYB International Finance BV	4.875%	3/15/44	2,300	2,712
LYB International Finance III LLC	4.200%	10/15/49	2,520	2,746
LYB International Finance III LLC	4.200%	5/1/50	3,791	4,163
LyondellBasell Industries NV	4.625%	2/26/55	1,514	1,710
Mosaic Co.	5.450%	11/15/33	960	1,094
Mosaic Co.	4.875%	11/15/41	895	929
Mosaic Co.	5.625%	11/15/43	1,350	1,542
Newmont Corp.	2.250%	10/1/30	2,378	2,478
Newmont Corp.	5.875%	4/1/35	1,262	1,819
Newmont Corp.	6.250%	10/1/39	2,503	3,671
Newmont Corp.	4.875%	3/15/42	2,856	3,848
Newmont Corp.	5.450%	6/9/44	1,076	1,507
Nucor Corp.	6.400%	12/1/37	478	683
Nucor Corp.	5.200%	8/1/43	1,745	2,301
Nucor Corp.	4.400%	5/1/48	1,071	1,347
Nutrien Ltd.	4.125%	3/15/35	859	986
Nutrien Ltd.	7.125%	5/23/36	880	1,173
Nutrien Ltd.	5.875%	12/1/36	1,086	1,337
Nutrien Ltd.	5.625%	12/1/40	455	574
Nutrien Ltd.	6.125%	1/15/41	643	845
Nutrien Ltd.	4.900%	6/1/43	1,099	1,357
Nutrien Ltd.	5.250%	1/15/45	353	442
Nutrien Ltd.	5.000%	4/1/49	1,202	1,559
Nutrien Ltd.	3.950%	5/13/50	1,250	1,441
Packaging Corp. of America	4.050%	12/15/49	540	644
Praxair Inc.	3.550%	11/7/42	2,024	2,404
Praxair Inc.	2.000%	8/10/50	500	460
Rio Tinto Alcan Inc.	7.250%	3/15/31	1,518	2,220
Rio Tinto Alcan Inc.	6.125%	12/15/33	349	505
Rio Tinto Alcan Inc.	5.750%	6/1/35	930	1,345
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,077	2,945
Rio Tinto Finance USA plc	4.750%	3/22/42	2,035	2,737
Rio Tinto Finance USA plc	4.125%	8/21/42	1,749	2,206

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	RPM International Inc.	4.250%	1/15/48	2,000	2,112
	Sherwin-Williams Co.	4.000%	12/15/42	697	773
	Sherwin-Williams Co.	4.550%	8/1/45	950	1,158
	Sherwin-Williams Co.	4.500%	6/1/47	3,395	4,281
	Sherwin-Williams Co.	3.800%	8/15/49	1,661	1,914
	Sherwin-Williams Co.	3.300%	5/15/50	2,000	2,140
	Southern Copper Corp.	7.500%	7/27/35	901	1,339
	Southern Copper Corp.	6.750%	4/16/40	3,195	4,656
	Southern Copper Corp.	5.250%	11/8/42	3,709	4,714
	Southern Copper Corp.	5.875%	4/23/45	3,225	4,448
	Steel Dynamics Inc.	3.250%	1/15/31	1,450	1,559
	Teck Resources Ltd.	6.125%	10/1/35	1,500	1,755
	Teck Resources Ltd.	6.000%	8/15/40	380	408
	Teck Resources Ltd.	6.250%	7/15/41	1,975	2,195
	Teck Resources Ltd.	5.200%	3/1/42	680	672
	Teck Resources Ltd.	5.400%	2/1/43	850	865
	Vale Overseas Ltd.	8.250%	1/17/34	608	870
	Vale Overseas Ltd.	6.875%	11/21/36	4,606	6,103
	Vale Overseas Ltd.	6.875%	11/10/39	3,712	4,983
	Vale SA	5.625%	9/11/42	230	275
	Westlake Chemical Corp.	5.000%	8/15/46	1,431	1,616
	Westlake Chemical Corp.	4.375%	11/15/47	1,206	1,257
	WestRock MWV LLC	7.950%	2/15/31	850	1,204
	Weyerhaeuser Co.	7.375%	3/15/32	2,804	4,076
	WRKCO Inc.	4.200%	6/1/32	1,620	1,942
	WRKCo Inc.	3.000%	6/15/33	890	955
	Capital Goods (5.8%)
	3M Co.	5.700%	3/15/37	950	1,374
	3M Co.	3.875%	6/15/44	690	833
	3M Co.	3.125%	9/19/46	2,208	2,414
	3M Co.	3.625%	10/15/47	867	1,022
[3]	3M Co.	4.000%	9/14/48	2,315	2,934
	3M Co.	3.250%	8/26/49	2,500	2,819
	3M Co.	3.700%	4/15/50	1,110	1,353
	ABB Finance USA Inc.	4.375%	5/8/42	409	517
	Boeing Co.	6.125%	2/15/33	1,079	1,281
	Boeing Co.	3.600%	5/1/34	1,495	1,460
	Boeing Co.	3.250%	2/1/35	3,860	3,567
	Boeing Co.	6.625%	2/15/38	548	662
	Boeing Co.	3.550%	3/1/38	350	308
	Boeing Co.	3.500%	3/1/39	1,552	1,366
	Boeing Co.	6.875%	3/15/39	680	829
	Boeing Co.	5.875%	2/15/40	1,465	1,665
	Boeing Co.	5.705%	5/1/40	9,005	10,442
	Boeing Co.	3.375%	6/15/46	823	690
	Boeing Co.	3.650%	3/1/47	785	673
	Boeing Co.	3.625%	3/1/48	1,256	1,082
	Boeing Co.	3.850%	11/1/48	1,255	1,103
	Boeing Co.	3.900%	5/1/49	2,843	2,582
	Boeing Co.	3.750%	2/1/50	460	410
	Boeing Co.	5.805%	5/1/50	9,410	11,232
	Boeing Co.	3.825%	3/1/59	730	638
	Boeing Co.	3.950%	8/1/59	391	354
	Boeing Co.	5.930%	5/1/60	8,629	10,516
[2]	Carrier Global Corp.	2.700%	2/15/31	1,525	1,588
[2]	Carrier Global Corp.	3.377%	4/5/40	4,628	4,763
[2]	Carrier Global Corp.	3.577%	4/5/50	4,040	4,251
	Caterpillar Inc.	5.300%	9/15/35	678	939
	Caterpillar Inc.	6.050%	8/15/36	683	982
	Caterpillar Inc.	5.200%	5/27/41	1,634	2,258
	Caterpillar Inc.	3.803%	8/15/42	3,229	3,953
	Caterpillar Inc.	4.300%	5/15/44	440	552
	Caterpillar Inc.	3.250%	9/19/49	3,366	3,745

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Inc.	3.250%	4/9/50	3,535	3,985
Caterpillar Inc.	4.750%	5/15/64	1,557	2,167
Crane Co.	4.200%	3/15/48	655	681
Deere & Co.	7.125%	3/3/31	278	404
Deere & Co.	3.900%	6/9/42	2,767	3,501
Deere & Co.	2.875%	9/7/49	1,380	1,488
Deere & Co.	3.750%	4/15/50	2,706	3,289
Dover Corp.	5.375%	10/15/35	710	948
Dover Corp.	5.375%	3/1/41	553	709
Eaton Corp.	4.000%	11/2/32	1,313	1,572
Eaton Corp.	4.150%	11/2/42	2,078	2,581
Eaton Corp.	3.915%	9/15/47	846	1,005
Emerson Electric Co.	1.950%	10/15/30	1,090	1,137
Emerson Electric Co.	5.250%	11/15/39	310	424
Emerson Electric Co.	2.750%	10/15/50	1,480	1,528
Fortive Corp.	4.300%	6/15/46	948	1,121
General Dynamics Corp.	4.250%	4/1/40	1,500	1,881
General Dynamics Corp.	3.600%	11/15/42	667	787
General Dynamics Corp.	4.250%	4/1/50	1,757	2,283
General Electric Co.	6.750%	3/15/32	6,227	7,751
General Electric Co.	6.150%	8/7/37	2,544	2,999
General Electric Co.	5.875%	1/14/38	6,629	7,632
General Electric Co.	6.875%	1/10/39	4,000	5,055
General Electric Co.	4.250%	5/1/40	3,360	3,400
General Electric Co.	4.125%	10/9/42	2,587	2,550
General Electric Co.	4.500%	3/11/44	2,248	2,310
General Electric Co.	4.350%	5/1/50	8,143	8,262
Honeywell International Inc.	5.700%	3/15/36	533	758
Honeywell International Inc.	5.700%	3/15/37	948	1,367
Honeywell International Inc.	5.375%	3/1/41	691	999
Honeywell International Inc.	3.812%	11/21/47	2,955	3,754
Honeywell International Inc.	2.800%	6/1/50	2,900	3,141
Howmet Aerospace Inc.	5.950%	2/1/37	1,300	1,471
Illinois Tool Works Inc.	4.875%	9/15/41	1,846	2,531
Illinois Tool Works Inc.	3.900%	9/1/42	1,816	2,285
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	878	1,057
Ingersoll-Rand Luxembourg Finance SA	4.500%	3/21/49	230	289
Johnson Controls International plc	6.000%	1/15/36	795	1,045
Johnson Controls International plc	4.625%	7/2/44	3,111	3,763
Johnson Controls International plc	4.500%	2/15/47	591	710
Johnson Controls International plc	4.950%	7/2/64	1,465	1,796
L3Harris Technologies Inc.	4.854%	4/27/35	914	1,197
L3Harris Technologies Inc.	6.150%	12/15/40	848	1,252
L3Harris Technologies Inc.	5.054%	4/27/45	899	1,199
Lockheed Martin Corp.	3.600%	3/1/35	2,713	3,242
Lockheed Martin Corp.	4.500%	5/15/36	904	1,165
Lockheed Martin Corp.	6.150%	9/1/36	895	1,331
Lockheed Martin Corp.	5.720%	6/1/40	299	441
Lockheed Martin Corp.	4.850%	9/15/41	770	1,000
Lockheed Martin Corp.	4.070%	12/15/42	3,485	4,379
Lockheed Martin Corp.	3.800%	3/1/45	3,253	3,946
Lockheed Martin Corp.	4.700%	5/15/46	2,675	3,649
Lockheed Martin Corp.	2.800%	6/15/50	2,157	2,264
Lockheed Martin Corp.	4.090%	9/15/52	2,952	3,806
Martin Marietta Materials Inc.	4.250%	12/15/47	1,349	1,519
Masco Corp.	6.500%	8/15/32	140	173
Masco Corp.	4.500%	5/15/47	728	795
Northrop Grumman Corp.	5.150%	5/1/40	803	1,088
Northrop Grumman Corp.	5.050%	11/15/40	1,851	2,466
Northrop Grumman Corp.	4.750%	6/1/43	2,842	3,691
Northrop Grumman Corp.	3.850%	4/15/45	814	961
Northrop Grumman Corp.	4.030%	10/15/47	5,600	6,816
Northrop Grumman Corp.	5.250%	5/1/50	1,765	2,523
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,362	2,082

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2]	Otis Worldwide Corp.	3.112%	2/15/40	1,725	1,847
[2]	Otis Worldwide Corp.	3.362%	2/15/50	2,269	2,471
	Owens Corning	7.000%	12/1/36	682	902
	Owens Corning	4.300%	7/15/47	1,833	1,997
	Owens Corning	4.400%	1/30/48	598	652
	Parker-Hannifin Corp.	4.200%	11/21/34	998	1,223
	Parker-Hannifin Corp.	6.250%	5/15/38	635	895
	Parker-Hannifin Corp.	4.450%	11/21/44	1,877	2,336
	Parker-Hannifin Corp.	4.100%	3/1/47	1,921	2,318
	Parker-Hannifin Corp.	4.000%	6/14/49	1,390	1,655
	Precision Castparts Corp.	3.900%	1/15/43	771	882
	Precision Castparts Corp.	4.375%	6/15/45	1,255	1,557
	Raytheon Technologies Corp.	5.400%	5/1/35	2,091	2,865
	Raytheon Technologies Corp.	6.050%	6/1/36	995	1,414
	Raytheon Technologies Corp.	6.125%	7/15/38	1,577	2,304
	Raytheon Technologies Corp.	4.450%	11/16/38	1,470	1,815
	Raytheon Technologies Corp.	5.700%	4/15/40	2,865	4,015
[2]	Raytheon Technologies Corp.	4.875%	10/15/40	1,108	1,431
[2]	Raytheon Technologies Corp.	4.700%	12/15/41	353	439
	Raytheon Technologies Corp.	4.500%	6/1/42	7,840	9,883
[2]	Raytheon Technologies Corp.	4.800%	12/15/43	1,463	1,867
[2]	Raytheon Technologies Corp.	4.200%	12/15/44	553	639
	Raytheon Technologies Corp.	4.150%	5/15/45	2,714	3,282
	Raytheon Technologies Corp.	3.750%	11/1/46	2,891	3,335
[2]	Raytheon Technologies Corp.	4.350%	4/15/47	3,649	4,511
	Raytheon Technologies Corp.	4.050%	5/4/47	1,480	1,785
	Raytheon Technologies Corp.	4.625%	11/16/48	2,385	3,124
	Raytheon Technologies Corp.	3.125%	7/1/50	1,500	1,601
	Republic Services Inc.	1.450%	2/15/31	1,300	1,281
	Republic Services Inc.	6.200%	3/1/40	1,035	1,525
	Republic Services Inc.	5.700%	5/15/41	635	895
	Republic Services Inc.	3.050%	3/1/50	910	964
	Rockwell Automation Inc.	4.200%	3/1/49	1,290	1,706
	Roper Technologies Inc.	1.750%	2/15/31	2,900	2,912
	Snap-on Inc.	4.100%	3/1/48	285	345
	Snap-on Inc.	3.100%	5/1/50	1,850	1,941
	Sonoco Products Co.	5.750%	11/1/40	1,168	1,472
	Stanley Black & Decker Inc.	5.200%	9/1/40	1,090	1,472
	Stanley Black & Decker Inc.	4.850%	11/15/48	880	1,242
	Textron Inc.	2.450%	3/15/31	1,075	1,063
	Trane Technologies Global Holding Co. Ltd.	5.750%	6/15/43	535	740
	Trane Technologies Global Holding Co. Ltd.	4.300%	2/21/48	680	807
	Valmont Industries Inc.	5.000%	10/1/44	975	1,072
	Valmont Industries Inc.	5.250%	10/1/54	565	590
	Vulcan Materials Co.	4.500%	6/15/47	1,151	1,335
	Vulcan Materials Co.	4.700%	3/1/48	1,265	1,502
	Waste Connections Inc.	3.050%	4/1/50	850	885
	Waste Management Inc.	3.900%	3/1/35	709	838
	Waste Management Inc.	4.100%	3/1/45	2,004	2,440
	Waste Management Inc.	4.150%	7/15/49	2,860	3,580
	WW Grainger Inc.	4.600%	6/15/45	1,706	2,197
	WW Grainger Inc.	3.750%	5/15/46	1,090	1,246
	WW Grainger Inc.	4.200%	5/15/47	730	893
	Xylem Inc.	4.375%	11/1/46	284	325
	Xylem Inc.	2.250%	1/30/31	1,700	1,793
	Communication (13.8%)
	Activision Blizzard Inc.	1.350%	9/15/30	965	941
	Activision Blizzard Inc.	4.500%	6/15/47	273	350
	Activision Blizzard Inc.	2.500%	9/15/50	4,000	3,745
	America Movil SAB de CV	6.375%	3/1/35	739	1,077
	America Movil SAB de CV	6.125%	11/15/37	690	980
	America Movil SAB de CV	6.125%	3/30/40	5,226	7,544
	America Movil SAB de CV	4.375%	7/16/42	1,836	2,249

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
America Movil SAB de CV	4.375%	4/22/49	4,724	5,909
American Tower Corp.	3.700%	10/15/49	1,589	1,784
American Tower Corp.	3.100%	6/15/50	940	962
AT&T Inc.	2.750%	6/1/31	5,533	5,854
AT&T Inc.	2.250%	2/1/32	2,860	2,879
AT&T Inc.	6.150%	9/15/34	1,727	2,391
AT&T Inc.	4.500%	5/15/35	7,254	8,673
AT&T Inc.	5.250%	3/1/37	5,786	7,251
AT&T Inc.	4.900%	8/15/37	4,258	5,229
AT&T Inc.	6.500%	9/1/37	1,155	1,626
AT&T Inc.	6.300%	1/15/38	180	250
AT&T Inc.	6.550%	2/15/39	1,110	1,529
AT&T Inc.	4.850%	3/1/39	4,675	5,646
AT&T Inc.	6.200%	3/15/40	1,859	2,490
AT&T Inc.	6.350%	3/15/40	1,328	1,854
AT&T Inc.	6.100%	7/15/40	1,532	2,045
AT&T Inc.	6.000%	8/15/40	3,515	4,718
AT&T Inc.	5.350%	9/1/40	3,390	4,329
AT&T Inc.	6.375%	3/1/41	1,565	2,186
AT&T Inc.	6.250%	3/29/41	807	1,104
AT&T Inc.	3.500%	6/1/41	1,251	1,322
AT&T Inc.	5.550%	8/15/41	3,216	4,169
AT&T Inc.	5.375%	10/15/41	1,141	1,399
AT&T Inc.	5.150%	3/15/42	4,407	5,458
AT&T Inc.	4.900%	6/15/42	1,697	2,064
AT&T Inc.	4.300%	12/15/42	4,109	4,650
AT&T Inc.	3.100%	2/1/43	5,000	4,956
AT&T Inc.	5.350%	12/15/43	2,769	3,495
AT&T Inc.	4.650%	6/1/44	3,216	3,721
AT&T Inc.	4.800%	6/15/44	6,098	7,309
AT&T Inc.	4.350%	6/15/45	5,086	5,793
AT&T Inc.	4.850%	7/15/45	3,440	4,137
AT&T Inc.	4.750%	5/15/46	5,033	6,039
AT&T Inc.	5.150%	11/15/46	3,711	4,646
AT&T Inc.	5.650%	2/15/47	4,619	6,051
AT&T Inc.	5.450%	3/1/47	4,619	6,009
AT&T Inc.	4.500%	3/9/48	8,652	10,157
AT&T Inc.	4.550%	3/9/49	5,774	6,813
AT&T Inc.	5.150%	2/15/50	3,750	4,725
AT&T Inc.	3.650%	6/1/51	4,850	5,066
AT&T Inc.	3.300%	2/1/52	6,797	6,725
AT&T Inc.	5.700%	3/1/57	1,275	1,737
AT&T Inc.	5.300%	8/15/58	1,545	2,003
AT&T Inc.	3.850%	6/1/60	2,883	3,069
AT&T Inc.	3.500%	2/1/61	4,150	4,101
Bell Canada Inc.	4.464%	4/1/48	591	741
Bell Canada Inc.	4.300%	7/29/49	3,165	3,980
British Telecommunications plc	9.625%	12/15/30	5,099	8,274
Charter Communications Operating LLC / Charter Communications Operating Capital	2.800%	4/1/31	4,045	4,256
Charter Communications Operating LLC / Charter Communications Operating Capital	6.384%	10/23/35	4,947	6,767
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	4/1/38	2,445	2,970
Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	4,918	6,610
Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	5,076	6,047
Charter Communications Operating LLC / Charter Communications Operating Capital	5.750%	4/1/48	5,111	6,353
Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	4,260	4,969
Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	6,055	6,905

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	2,920	2,895
Charter Communications Operating LLC / Charter Communications Operating Capital	6.834%	10/23/55	1,985	2,725
Comcast Corp.	4.250%	10/15/30	3,239	4,001
Comcast Corp.	1.950%	1/15/31	4,023	4,141
Comcast Corp.	1.500%	2/15/31	4,000	3,971
Comcast Corp.	4.250%	1/15/33	5,504	6,862
Comcast Corp.	7.050%	3/15/33	655	1,005
Comcast Corp.	4.200%	8/15/34	1,790	2,226
Comcast Corp.	5.650%	6/15/35	2,740	3,891
Comcast Corp.	4.400%	8/15/35	1,749	2,222
Comcast Corp.	6.500%	11/15/35	1,893	2,884
Comcast Corp.	3.200%	7/15/36	1,751	1,956
Comcast Corp.	6.450%	3/15/37	3,031	4,550
Comcast Corp.	6.950%	8/15/37	1,911	3,001
Comcast Corp.	3.900%	3/1/38	1,326	1,586
Comcast Corp.	6.400%	5/15/38	1,861	2,807
Comcast Corp.	4.600%	10/15/38	7,321	9,354
Comcast Corp.	3.250%	11/1/39	3,835	4,232
Comcast Corp.	6.400%	3/1/40	1,725	2,653
Comcast Corp.	3.750%	4/1/40	430	504
Comcast Corp.	4.650%	7/15/42	4,259	5,534
Comcast Corp.	4.500%	1/15/43	2,806	3,584
Comcast Corp.	4.750%	3/1/44	1,347	1,776
Comcast Corp.	4.600%	8/15/45	2,561	3,328
Comcast Corp.	3.400%	7/15/46	1,429	1,583
Comcast Corp.	4.000%	8/15/47	2,716	3,279
Comcast Corp.	3.969%	11/1/47	4,589	5,531
Comcast Corp.	4.000%	3/1/48	3,261	3,928
Comcast Corp.	4.700%	10/15/48	7,146	9,574
Comcast Corp.	3.999%	11/1/49	3,888	4,689
Comcast Corp.	3.450%	2/1/50	4,765	5,345
Comcast Corp.	2.800%	1/15/51	3,471	3,470
Comcast Corp.	2.450%	8/15/52	3,275	3,082
Comcast Corp.	4.049%	11/1/52	5,013	6,110
Comcast Corp.	4.950%	10/15/58	5,201	7,413
Comcast Corp.	2.650%	8/15/62	3,000	2,840
Crown Castle International Corp.	2.250%	1/15/31	2,000	2,044
Crown Castle International Corp.	4.750%	5/15/47	673	849
Crown Castle International Corp.	5.200%	2/15/49	1,424	1,901
Crown Castle International Corp.	4.000%	11/15/49	390	449
Crown Castle International Corp.	4.150%	7/1/50	2,132	2,518
Crown Castle International Corp.	3.250%	1/15/51	2,350	2,425
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,147	1,924
Discovery Communications LLC	5.000%	9/20/37	2,687	3,179
Discovery Communications LLC	6.350%	6/1/40	2,294	3,081
Discovery Communications LLC	4.950%	5/15/42	1,340	1,552
Discovery Communications LLC	4.875%	4/1/43	4,386	5,006
Discovery Communications LLC	5.200%	9/20/47	1,179	1,407
Discovery Communications LLC	5.300%	5/15/49	1,917	2,330
Discovery Communications LLC	4.650%	5/15/50	2,220	2,526
Fox Corp.	5.476%	1/25/39	2,550	3,375
Fox Corp.	5.576%	1/25/49	3,750	5,118
Grupo Televisa SAB	8.500%	3/11/32	150	221
Grupo Televisa SAB	6.625%	1/15/40	1,338	1,764
Grupo Televisa SAB	5.000%	5/13/45	2,343	2,651
Grupo Televisa SAB	6.125%	1/31/46	1,440	1,870
Grupo Televisa SAB	5.250%	5/24/49	2,430	2,868
Interpublic Group of Cos. Inc.	5.400%	10/1/48	1,053	1,245
Koninklijke KPN NV	8.375%	10/1/30	550	797
Moody's Corp.	5.250%	7/15/44	1,485	2,075
Moody's Corp.	4.875%	12/17/48	409	555
Moody's Corp.	3.250%	5/20/50	1,355	1,480

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Moody's Corp.	2.550%	8/18/60	1,000	931
	NBCUniversal Media LLC	6.400%	4/30/40	1,533	2,365
	NBCUniversal Media LLC	5.950%	4/1/41	2,764	4,126
	NBCUniversal Media LLC	4.450%	1/15/43	2,759	3,489
	Orange SA	9.000%	3/1/31	7,139	11,664
	Orange SA	5.375%	1/13/42	2,131	2,994
	Orange SA	5.500%	2/6/44	950	1,375
	Rogers Communications Inc.	7.500%	8/15/38	293	454
	Rogers Communications Inc.	4.500%	3/15/43	2,254	2,716
	Rogers Communications Inc.	5.450%	10/1/43	358	497
	Rogers Communications Inc.	5.000%	3/15/44	574	739
	Rogers Communications Inc.	4.300%	2/15/48	840	1,040
	Rogers Communications Inc.	4.350%	5/1/49	2,928	3,668
	Rogers Communications Inc.	3.700%	11/15/49	3,805	4,332
	S&P Global Inc.	3.250%	12/1/49	1,232	1,407
	S&P Global Inc.	2.300%	8/15/60	1,500	1,373
[2]	T-Mobile USA Inc.	2.550%	2/15/31	3,335	3,474
[2]	T-Mobile USA Inc.	4.375%	4/15/40	5,635	6,741
[2]	T-Mobile USA Inc.	4.500%	4/15/50	6,581	8,045
	Telefonica Emisiones SAU	4.895%	3/6/48	3,099	3,666
	Telefonica Emisiones SAU	7.045%	6/20/36	2,863	4,159
	Telefonica Emisiones SAU	4.665%	3/6/38	4,118	4,768
	Telefonica Emisiones SAU	5.213%	3/8/47	5,682	6,840
	Telefonica Emisiones SAU	5.520%	3/1/49	3,540	4,489
	Telefonica Europe BV	8.250%	9/15/30	1,987	3,013
	TELUS Corp.	4.600%	11/16/48	1,397	1,749
	TELUS Corp.	4.300%	6/15/49	1,683	2,031
	Thomson Reuters Corp.	5.500%	8/15/35	800	1,045
	Thomson Reuters Corp.	5.850%	4/15/40	915	1,217
	Thomson Reuters Corp.	5.650%	11/23/43	752	988
	Time Warner Cable LLC	6.550%	5/1/37	3,043	4,079
	Time Warner Cable LLC	7.300%	7/1/38	2,936	4,187
	Time Warner Cable LLC	6.750%	6/15/39	4,174	5,816
	Time Warner Cable LLC	5.875%	11/15/40	2,966	3,741
	Time Warner Cable LLC	5.500%	9/1/41	2,293	2,801
	Time Warner Cable LLC	4.500%	9/15/42	2,685	2,984
	Time Warner Entertainment Co. LP	8.375%	7/15/33	3,208	4,988
	Verizon Communications Inc.	4.500%	8/10/33	7,867	9,941
	Verizon Communications Inc.	6.400%	9/15/33	355	512
	Verizon Communications Inc.	4.400%	11/1/34	7,190	8,966
	Verizon Communications Inc.	4.272%	1/15/36	6,045	7,366
	Verizon Communications Inc.	5.250%	3/16/37	4,611	6,253
	Verizon Communications Inc.	4.812%	3/15/39	4,112	5,416
	Verizon Communications Inc.	4.750%	11/1/41	2,460	3,263
	Verizon Communications Inc.	3.850%	11/1/42	4,411	5,208
	Verizon Communications Inc.	4.125%	8/15/46	4,350	5,270
	Verizon Communications Inc.	4.862%	8/21/46	8,428	11,387
	Verizon Communications Inc.	5.500%	3/16/47	120	175
	Verizon Communications Inc.	4.522%	9/15/48	9,992	13,090
	Verizon Communications Inc.	5.012%	4/15/49	7,216	10,088
	Verizon Communications Inc.	4.000%	3/22/50	1,075	1,339
	Verizon Communications Inc.	5.012%	8/21/54	1,064	1,531
	Verizon Communications Inc.	4.672%	3/15/55	6,870	9,393
	ViacomCBS Inc.	4.950%	1/15/31	2,630	3,139
	ViacomCBS Inc.	4.200%	5/19/32	2,234	2,535
	ViacomCBS Inc.	5.500%	5/15/33	921	1,129
	ViacomCBS Inc.	6.875%	4/30/36	2,583	3,513
	ViacomCBS Inc.	5.900%	10/15/40	945	1,177
	ViacomCBS Inc.	4.850%	7/1/42	1,071	1,182
	ViacomCBS Inc.	4.375%	3/15/43	3,268	3,464
	ViacomCBS Inc.	5.850%	9/1/43	3,193	3,941
	ViacomCBS Inc.	5.250%	4/1/44	988	1,139
	ViacomCBS Inc.	4.900%	8/15/44	769	860
	ViacomCBS Inc.	4.600%	1/15/45	1,970	2,142

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ViacomCBS Inc.	4.950%	5/19/50	1,725	2,005
Vodafone Group plc	6.250%	11/30/32	449	610
Vodafone Group plc	6.150%	2/27/37	3,895	5,510
Vodafone Group plc	5.000%	5/30/38	2,057	2,560
Vodafone Group plc	4.375%	2/19/43	3,280	3,833
Vodafone Group plc	5.250%	5/30/48	7,209	9,263
Vodafone Group plc	4.875%	6/19/49	4,786	5,935
Vodafone Group plc	4.250%	9/17/50	2,726	3,140
Vodafone Group plc	5.125%	6/19/59	1,502	1,866
Walt Disney Co.	2.650%	1/13/31	4,896	5,301
Walt Disney Co.	7.000%	3/1/32	998	1,512
Walt Disney Co.	6.550%	3/15/33	291	426
Walt Disney Co.	6.200%	12/15/34	3,655	5,370
Walt Disney Co.	6.400%	12/15/35	2,047	3,069
Walt Disney Co.	6.150%	3/1/37	1,637	2,326
Walt Disney Co.	6.650%	11/15/37	3,780	5,745
Walt Disney Co.	4.625%	3/23/40	1,470	1,860
Walt Disney Co.	3.500%	5/13/40	3,930	4,421
Walt Disney Co.	6.150%	2/15/41	300	436
Walt Disney Co.	4.375%	8/16/41	835	1,020
Walt Disney Co.	4.125%	12/1/41	1,256	1,498
Walt Disney Co.	3.700%	12/1/42	3,100	3,511
Walt Disney Co.	5.400%	10/1/43	1,446	1,989
Walt Disney Co.	4.125%	6/1/44	1,835	2,226
Walt Disney Co.	4.750%	9/15/44	2,890	3,689
Walt Disney Co.	4.950%	10/15/45	2,109	2,785
Walt Disney Co.	7.750%	12/1/45	100	171
Walt Disney Co.	3.000%	7/30/46	1,984	2,041
Walt Disney Co.	4.750%	11/15/46	931	1,190
Walt Disney Co.	2.750%	9/1/49	2,894	2,841
Walt Disney Co.	4.700%	3/23/50	3,270	4,327
Walt Disney Co.	3.600%	1/13/51	5,820	6,614
Walt Disney Co.	3.800%	5/13/60	630	736
Consumer Cyclical (6.0%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	516	650
Alibaba Group Holding Ltd.	4.000%	12/6/37	2,843	3,351
Alibaba Group Holding Ltd.	4.200%	12/6/47	3,030	3,853
Alibaba Group Holding Ltd.	4.400%	12/6/57	2,100	2,806
Amazon.com Inc.	4.800%	12/5/34	2,652	3,627
Amazon.com Inc.	3.875%	8/22/37	6,948	8,695
Amazon.com Inc.	4.950%	12/5/44	2,759	3,950
Amazon.com Inc.	4.050%	8/22/47	8,386	10,816
Amazon.com Inc.	2.500%	6/3/50	5,550	5,608
Amazon.com Inc.	4.250%	8/22/57	6,085	8,228
Amazon.com Inc.	2.700%	6/3/60	4,450	4,557
Aptiv plc	4.400%	10/1/46	655	641
Aptiv plc	5.400%	3/15/49	695	764
Automatic Data Processing Inc.	1.250%	9/1/30	2,000	1,971
AutoZone Inc.	1.650%	1/15/31	1,550	1,528
BorgWarner Inc.	4.375%	3/15/45	1,258	1,394
Costco Wholesale Corp.	1.750%	4/20/32	5,000	5,140
Cummins Inc.	1.500%	9/1/30	1,500	1,487
Cummins Inc.	4.875%	10/1/43	668	902
Cummins Inc.	2.600%	9/1/50	1,000	982
Daimler Finance North America LLC	8.500%	1/18/31	2,111	3,241
Darden Restaurants Inc.	4.550%	2/15/48	700	669
Dollar General Corp.	4.125%	4/3/50	1,290	1,552
eBay Inc.	4.000%	7/15/42	1,698	1,885
Ford Foundation	2.815%	6/1/70	1,925	2,032
General Motors Co.	5.000%	4/1/35	3,263	3,522
General Motors Co.	6.600%	4/1/36	2,629	3,129
General Motors Co.	5.150%	4/1/38	2,070	2,187
General Motors Co.	6.250%	10/2/43	3,167	3,669

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Co.	5.200%	4/1/45	2,293	2,455
General Motors Co.	6.750%	4/1/46	2,654	3,196
General Motors Co.	5.400%	4/1/48	2,119	2,319
General Motors Co.	5.950%	4/1/49	2,708	3,183
Harley-Davidson Inc.	4.625%	7/28/45	393	430
Home Depot Inc.	5.875%	12/16/36	6,700	10,020
Home Depot Inc.	3.300%	4/15/40	1,880	2,140
Home Depot Inc.	5.400%	9/15/40	1,845	2,629
Home Depot Inc.	5.950%	4/1/41	2,428	3,662
Home Depot Inc.	4.200%	4/1/43	626	783
Home Depot Inc.	4.875%	2/15/44	3,406	4,604
Home Depot Inc.	4.400%	3/15/45	1,688	2,165
Home Depot Inc.	4.250%	4/1/46	5,144	6,558
Home Depot Inc.	3.900%	6/15/47	2,793	3,387
Home Depot Inc.	4.500%	12/6/48	3,419	4,538
Home Depot Inc.	3.125%	12/15/49	2,895	3,168
Home Depot Inc.	3.350%	4/15/50	2,234	2,543
Home Depot Inc.	3.500%	9/15/56	2,337	2,765
IHC Health Services Inc.	4.131%	5/15/48	675	885
JD.com Inc.	4.125%	1/14/50	1,375	1,523
Kohl's Corp.	5.550%	7/17/45	870	794
Lear Corp.	5.250%	5/15/49	1,195	1,265
Lowe's Cos. Inc.	5.000%	4/15/40	2,550	3,386
Lowe's Cos. Inc.	4.650%	4/15/42	3,735	4,711
Lowe's Cos. Inc.	4.250%	9/15/44	1,188	1,415
Lowe's Cos. Inc.	4.375%	9/15/45	1,791	2,175
Lowe's Cos. Inc.	3.700%	4/15/46	2,643	2,971
Lowe's Cos. Inc.	4.050%	5/3/47	3,022	3,586
Lowe's Cos. Inc.	4.550%	4/5/49	3,090	3,906
Lowe's Cos. Inc.	5.125%	4/15/50	1,380	1,908
Marriott International Inc.	3.500%	10/15/32	2,200	2,211
Mastercard Inc.	3.800%	11/21/46	2,279	2,753
Mastercard Inc.	3.950%	2/26/48	1,484	1,830
Mastercard Inc.	3.650%	6/1/49	1,139	1,355
Mastercard Inc.	3.850%	3/26/50	2,050	2,569
McDonald's Corp.	4.700%	12/9/35	3,205	4,090
McDonald's Corp.	6.300%	10/15/37	2,077	3,047
McDonald's Corp.	6.300%	3/1/38	500	738
McDonald's Corp.	5.700%	2/1/39	770	1,074
McDonald's Corp.	4.875%	7/15/40	1,100	1,427
McDonald's Corp.	3.700%	2/15/42	2,257	2,510
McDonald's Corp.	3.625%	5/1/43	1,581	1,749
McDonald's Corp.	4.600%	5/26/45	1,891	2,336
McDonald's Corp.	4.875%	12/9/45	283	367
McDonald's Corp.	4.450%	3/1/47	4,090	5,064
McDonald's Corp.	4.450%	9/1/48	1,701	2,112
McDonald's Corp.	3.625%	9/1/49	3,514	3,938
McDonald's Corp.	4.200%	4/1/50	2,418	2,948
NIKE Inc.	3.250%	3/27/40	2,960	3,338
NIKE Inc.	3.625%	5/1/43	886	1,027
NIKE Inc.	3.875%	11/1/45	892	1,077
NIKE Inc.	3.375%	11/1/46	1,166	1,302
NIKE Inc.	3.375%	3/27/50	3,375	3,840
Nordstrom Inc.	5.000%	1/15/44	2,145	1,507
Ross Stores Inc.	5.450%	4/15/50	1,150	1,473
Starbucks Corp.	2.550%	11/15/30	2,025	2,142
Starbucks Corp.	4.300%	6/15/45	1,557	1,809
Starbucks Corp.	3.750%	12/1/47	1,159	1,271
Starbucks Corp.	4.500%	11/15/48	3,350	4,076
Starbucks Corp.	4.450%	8/15/49	1,268	1,537
Starbucks Corp.	3.350%	3/12/50	1,145	1,176
Starbucks Corp.	3.500%	11/15/50	2,490	2,636
Target Corp.	2.650%	9/15/30	2,900	3,223
Target Corp.	6.350%	11/1/32	604	903

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Target Corp.	6.500%	10/15/37	837	1,315
	Target Corp.	7.000%	1/15/38	485	795
	Target Corp.	4.000%	7/1/42	2,786	3,547
	Target Corp.	3.625%	4/15/46	3,084	3,779
	Target Corp.	3.900%	11/15/47	1,360	1,755
	TJX Cos. Inc.	4.500%	4/15/50	2,880	3,651
	Visa Inc.	1.100%	2/15/31	2,000	1,942
	Visa Inc.	4.150%	12/14/35	3,996	5,199
	Visa Inc.	2.700%	4/15/40	625	668
	Visa Inc.	4.300%	12/14/45	9,106	12,061
	Visa Inc.	3.650%	9/15/47	1,606	1,954
	Visa Inc.	2.000%	8/15/50	3,675	3,421
	Walgreen Co.	4.400%	9/15/42	2,375	2,524
	Walgreens Boots Alliance Inc.	4.500%	11/18/34	542	618
	Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,630	2,876
	Walgreens Boots Alliance Inc.	4.650%	6/1/46	2,235	2,397
	Walgreens Boots Alliance Inc.	4.100%	4/15/50	1,866	1,866
	Walmart Inc.	5.250%	9/1/35	3,739	5,408
	Walmart Inc.	6.500%	8/15/37	1,240	1,975
	Walmart Inc.	6.200%	4/15/38	690	1,085
	Walmart Inc.	3.950%	6/28/38	3,499	4,341
	Walmart Inc.	5.625%	4/1/40	2,363	3,508
	Walmart Inc.	5.000%	10/25/40	2,788	3,903
	Walmart Inc.	5.625%	4/15/41	2,336	3,543
	Walmart Inc.	4.000%	4/11/43	2,924	3,671
	Walmart Inc.	4.300%	4/22/44	1,189	1,579
	Walmart Inc.	3.625%	12/15/47	2,520	3,066
	Walmart Inc.	4.050%	6/29/48	6,643	8,547
	Walmart Inc.	2.950%	9/24/49	1,959	2,164
	Western Union Co.	6.200%	11/17/36	1,112	1,320
	Consumer Noncyclical (19.4%)
	Abbott Laboratories	4.750%	11/30/36	3,855	5,183
	Abbott Laboratories	6.150%	11/30/37	619	969
	Abbott Laboratories	6.000%	4/1/39	954	1,475
	Abbott Laboratories	5.300%	5/27/40	1,788	2,630
	Abbott Laboratories	4.750%	4/15/43	4,651	6,347
	Abbott Laboratories	4.900%	11/30/46	4,806	6,884
[2]	AbbVie Inc.	4.550%	3/15/35	3,247	3,981
	AbbVie Inc.	4.500%	5/14/35	5,394	6,646
	AbbVie Inc.	4.300%	5/14/36	4,340	5,160
[2]	AbbVie Inc.	4.050%	11/21/39	7,456	8,743
[2]	AbbVie Inc.	4.625%	10/1/42	2,225	2,738
	AbbVie Inc.	4.400%	11/6/42	4,960	5,930
[2]	AbbVie Inc.	4.850%	6/15/44	277	348
[2]	AbbVie Inc.	4.750%	3/15/45	2,963	3,679
	AbbVie Inc.	4.700%	5/14/45	5,910	7,226
	AbbVie Inc.	4.450%	5/14/46	6,041	7,220
	AbbVie Inc.	4.875%	11/14/48	5,215	6,642
[2]	AbbVie Inc.	4.250%	11/21/49	13,441	16,146
	Adventist Health System/West	3.630%	3/1/49	775	841
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	1,100	1,398
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	650	732
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	900	951
	AHS Hospital Corp.	5.024%	7/1/45	863	1,172
	Allina Health System	3.887%	4/15/49	747	869
	Altria Group Inc.	5.800%	2/14/39	4,128	5,253
	Altria Group Inc.	4.250%	8/9/42	2,379	2,543
	Altria Group Inc.	4.500%	5/2/43	3,508	3,878
	Altria Group Inc.	5.375%	1/31/44	3,905	4,830
	Altria Group Inc.	3.875%	9/16/46	4,899	5,090
	Altria Group Inc.	5.950%	2/14/49	3,582	4,838
	Altria Group Inc.	4.450%	5/6/50	350	399
	Altria Group Inc.	6.200%	2/14/59	1,625	2,199

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AmerisourceBergen Corp.	4.250%	3/1/45	1,375	1,584
	AmerisourceBergen Corp.	4.300%	12/15/47	986	1,131
	Amgen Inc.	2.300%	2/25/31	4,348	4,550
	Amgen Inc.	3.150%	2/21/40	5,140	5,423
	Amgen Inc.	4.950%	10/1/41	2,639	3,537
	Amgen Inc.	5.150%	11/15/41	1,732	2,309
	Amgen Inc.	4.400%	5/1/45	2,726	3,376
	Amgen Inc.	4.563%	6/15/48	2,755	3,552
	Amgen Inc.	3.375%	2/21/50	5,463	5,970
	Amgen Inc.	4.663%	6/15/51	7,805	10,303
[2]	Amgen Inc.	2.770%	9/1/53	6,275	6,136
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	19,769	24,354
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	9,500	11,298
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	3,737	4,443
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	4,285	4,705
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	2,591	3,044
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	5,430	6,644
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	1,685	2,126
	Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	1,720	2,415
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	4,070	4,668
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,332	3,765
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	3,575	4,541
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,568	4,060
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	1,840	2,137
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	3,441	4,161
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	1,238	1,318
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	6,475	7,665
	Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	3,660	4,260
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	7,430	9,913
	Anheuser-Busch InBev Worldwide Inc.	4.500%	6/1/50	500	601
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	5,510	6,836
	Anheuser-Busch InBev Worldwide Inc.	5.800%	1/23/59	2,631	3,798
	Anheuser-Busch InBev Worldwide Inc.	4.600%	6/1/60	2,471	3,018
	Archer-Daniels-Midland Co.	5.935%	10/1/32	590	858
	Archer-Daniels-Midland Co.	5.375%	9/15/35	316	460
	Archer-Daniels-Midland Co.	4.535%	3/26/42	2,108	2,798
	Archer-Daniels-Midland Co.	4.016%	4/16/43	2,472	3,113
	Archer-Daniels-Midland Co.	3.750%	9/15/47	2,575	3,206
	Archer-Daniels-Midland Co.	4.500%	3/15/49	223	313
	Ascension Health	3.106%	11/15/39	1,195	1,295
	Ascension Health	3.945%	11/15/46	2,338	2,952
[1]	Ascension Health	4.847%	11/15/53	1,024	1,528
	AstraZeneca plc	6.450%	9/15/37	6,605	10,140
	AstraZeneca plc	4.000%	9/18/42	2,156	2,654
	AstraZeneca plc	4.375%	11/16/45	434	571
	AstraZeneca plc	4.375%	8/17/48	2,792	3,741
	AstraZeneca plc	2.125%	8/6/50	1,100	1,015
	Banner Health	3.181%	1/1/50	825	886
	BAT Capital Corp.	4.390%	8/15/37	5,805	6,294
	BAT Capital Corp.	4.540%	8/15/47	6,891	7,487
	BAT Capital Corp.	4.758%	9/6/49	1,179	1,296
	BAT Capital Corp.	5.282%	4/2/50	1,997	2,376
	Baxalta Inc.	5.250%	6/23/45	1,666	2,320
	Baxter International Inc.	3.500%	8/15/46	973	1,088
	BayCare Health System Inc.	3.831%	11/15/50	1,075	1,338
	Baylor Scott & White Holdings	4.185%	11/15/45	1,376	1,714
	Baylor Scott & White Holdings	3.967%	11/15/46	253	304
	Becton Dickinson & Co.	4.685%	12/15/44	2,739	3,377
	Becton Dickinson & Co.	4.669%	6/6/47	4,606	5,781
	Becton Dickinson & Co.	3.794%	5/20/50	850	960
	Biogen Inc.	5.200%	9/15/45	3,843	5,234
	Biogen Inc.	3.150%	5/1/50	4,569	4,625

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Boston Scientific Corp.	4.550%	3/1/39	2,434	3,015
	Boston Scientific Corp.	7.375%	1/15/40	360	573
	Boston Scientific Corp.	4.700%	3/1/49	3,092	4,104
	Bristol-Myers Squibb Co.	4.125%	6/15/39	4,296	5,516
	Bristol-Myers Squibb Co.	3.250%	8/1/42	2,250	2,612
	Bristol-Myers Squibb Co.	5.250%	8/15/43	2,298	3,283
	Bristol-Myers Squibb Co.	4.500%	3/1/44	815	1,132
	Bristol-Myers Squibb Co.	4.625%	5/15/44	3,675	4,891
	Bristol-Myers Squibb Co.	5.000%	8/15/45	3,090	4,417
	Bristol-Myers Squibb Co.	4.350%	11/15/47	1,670	2,205
	Bristol-Myers Squibb Co.	4.550%	2/20/48	4,628	6,372
	Bristol-Myers Squibb Co.	4.250%	10/26/49	8,241	10,945
	Brown-Forman Corp.	4.000%	4/15/38	1,043	1,254
	Brown-Forman Corp.	4.500%	7/15/45	611	807
	Campbell Soup Co.	4.800%	3/15/48	1,876	2,420
	Campbell Soup Co.	3.125%	4/24/50	775	782
	Cardinal Health Inc.	4.600%	3/15/43	1,199	1,327
	Cardinal Health Inc.	4.500%	11/15/44	1,019	1,122
	Cardinal Health Inc.	4.900%	9/15/45	1,015	1,194
	Cardinal Health Inc.	4.368%	6/15/47	676	740
	Catholic Health Services of Long Island Obligated Group	3.368%	7/1/50	900	899
	Children's Health System of Texas	2.511%	8/15/50	1,000	980
	Children's Hospital Corp.	4.115%	1/1/47	305	379
	Children's Hospital Corp.	2.585%	2/1/50	1,145	1,121
	Children's Hospital Medical Center	4.268%	5/15/44	760	978
	Children's Hospital	2.928%	7/15/50	725	705
	Church & Dwight Co. Inc.	3.950%	8/1/47	813	972
	Cigna Corp.	4.800%	8/15/38	4,276	5,348
	Cigna Corp.	3.200%	3/15/40	2,848	3,026
	Cigna Corp.	6.125%	11/15/41	1,538	2,219
	Cigna Corp.	4.800%	7/15/46	3,402	4,483
	Cigna Corp.	3.875%	10/15/47	3,156	3,522
	Cigna Corp.	4.900%	12/15/48	6,405	8,413
	Cigna Corp.	3.400%	3/15/50	3,640	3,883
	City of Hope	5.623%	11/15/43	552	770
	City of Hope	4.378%	8/15/48	790	951
	Cleveland Clinic Foundation	4.858%	1/1/14	693	979
	Coca-Cola Co.	4.125%	3/25/40	1,025	1,310
	Coca-Cola Co.	2.500%	6/1/40	2,775	2,871
	Coca-Cola Co.	4.200%	3/25/50	235	308
	Coca-Cola Co.	2.600%	6/1/50	3,970	4,034
	Coca-Cola Co.	2.750%	6/1/60	4,825	4,868
	Coca-Cola Femsa SAB de CV	1.850%	9/1/32	500	500
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	970	1,347
	Colgate-Palmolive Co.	4.000%	8/15/45	753	1,005
	Colgate-Palmolive Co.	3.700%	8/1/47	344	449
[1]	CommonSpirit Health	4.350%	11/1/42	2,077	2,286
	CommonSpirit Health	3.817%	10/1/49	400	463
	CommonSpirit Health	4.187%	10/1/49	2,801	2,968
	Community Health Network Inc.	3.099%	5/1/50	1,400	1,382
	Conagra Brands Inc.	8.250%	9/15/30	693	1,045
	Conagra Brands Inc.	5.300%	11/1/38	1,307	1,685
	Conagra Brands Inc.	5.400%	11/1/48	3,050	4,166
	Constellation Brands Inc.	4.500%	5/9/47	1,561	1,886
	Constellation Brands Inc.	4.100%	2/15/48	1,581	1,825
	Constellation Brands Inc.	5.250%	11/15/48	1,993	2,669
	Constellation Brands Inc.	3.750%	5/1/50	1,600	1,769
	Cottage Health Obligated Group	3.304%	11/1/49	1,050	1,153
	CVS Health Corp.	4.875%	7/20/35	1,862	2,369
	CVS Health Corp.	4.780%	3/25/38	11,172	13,627
	CVS Health Corp.	6.125%	9/15/39	780	1,070
	CVS Health Corp.	4.125%	4/1/40	3,750	4,358
	CVS Health Corp.	2.700%	8/21/40	1,075	1,046

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	CVS Health Corp.	5.300%	12/5/43	3,015	3,909
	CVS Health Corp.	5.125%	7/20/45	5,414	6,859
	CVS Health Corp.	5.050%	3/25/48	17,303	22,461
	CVS Health Corp.	4.250%	4/1/50	4,075	4,849
	Danaher Corp.	4.375%	9/15/45	2,422	3,122
	Dartmouth-Hitchcock Health	4.178%	8/1/48	675	806
	Delhaize America LLC	9.000%	4/15/31	470	746
	DH Europe Finance II Sarl	3.250%	11/15/39	2,772	3,088
	DH Europe Finance II Sarl	3.400%	11/15/49	355	413
	Diageo Capital plc	2.125%	4/29/32	3,525	3,649
	Diageo Capital plc	5.875%	9/30/36	331	476
	Diageo Capital plc	3.875%	4/29/43	1,069	1,288
	Diageo Investment Corp.	7.450%	4/15/35	272	451
	Diageo Investment Corp.	4.250%	5/11/42	1,885	2,352
	Dignity Health	4.500%	11/1/42	1,050	1,118
	Dignity Health	5.267%	11/1/64	353	435
	Duke University Health System Inc.	3.920%	6/1/47	1,368	1,723
	Eli Lilly & Co.	3.875%	3/15/39	150	181
	Eli Lilly & Co.	3.950%	5/15/47	250	311
	Eli Lilly & Co.	3.950%	3/15/49	4,613	5,910
	Eli Lilly & Co.	4.150%	3/15/59	2,450	3,154
	Eli Lilly & Co.	2.250%	5/15/50	2,070	1,953
	Eli Lilly & Co.	2.500%	9/15/60	2,500	2,356
	Estee Lauder Cos. Inc.	6.000%	5/15/37	420	609
	Estee Lauder Cos. Inc.	4.375%	6/15/45	866	1,132
	Estee Lauder Cos. Inc.	4.150%	3/15/47	898	1,152
	Estee Lauder Cos. Inc.	3.125%	12/1/49	1,635	1,811
	Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,088	1,332
	Fomento Economico Mexicano SAB de CV	3.500%	1/16/50	5,805	6,188
	General Mills Inc.	4.550%	4/17/38	1,200	1,552
	General Mills Inc.	5.400%	6/15/40	1,067	1,470
	General Mills Inc.	4.150%	2/15/43	1,676	2,063
	General Mills Inc.	4.700%	4/17/48	329	444
	Gilead Sciences Inc.	4.600%	9/1/35	2,053	2,718
	Gilead Sciences Inc.	4.000%	9/1/36	2,350	2,871
	Gilead Sciences Inc.	5.650%	12/1/41	1,510	2,197
	Gilead Sciences Inc.	4.800%	4/1/44	4,686	6,214
	Gilead Sciences Inc.	4.500%	2/1/45	4,859	6,285
	Gilead Sciences Inc.	4.750%	3/1/46	5,943	7,912
	Gilead Sciences Inc.	4.150%	3/1/47	2,053	2,562
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,475	2,040
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	6,242	9,677
	GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,672	2,151
	Hackensack Meridian Health Inc.	2.675%	9/1/41	1,100	1,086
	Hackensack Meridian Health Inc.	4.211%	7/1/48	1,150	1,418
	Hackensack Meridian Health Inc.	2.875%	9/1/50	1,100	1,107
	Hackensack Meridian Health Inc.	4.500%	7/1/57	353	462
[1]	Hartford HealthCare Corp.	3.447%	7/1/54	815	857
	Hasbro Inc.	6.350%	3/15/40	1,073	1,271
	Hasbro Inc.	5.100%	5/15/44	743	766
	HCA Inc.	5.125%	6/15/39	2,935	3,610
	HCA Inc.	5.500%	6/15/47	1,837	2,331
	HCA Inc.	5.250%	6/15/49	5,110	6,375
	Hershey Co.	3.375%	8/15/46	1,293	1,499
	Hershey Co.	3.125%	11/15/49	1,325	1,456
	Hershey Co.	2.650%	6/1/50	920	947
	Indiana University Health Inc. Obligated Group	3.970%	11/1/48	530	664
	Ingredion Inc.	3.900%	6/1/50	598	680
	Iowa Health System	3.665%	2/15/50	650	743
	JM Smucker Co.	4.250%	3/15/35	2,534	3,029
	JM Smucker Co.	4.375%	3/15/45	878	1,055
	JM Smucker Co.	3.550%	3/15/50	730	784
	Johns Hopkins Health System Corp.	3.837%	5/15/46	1,413	1,710
	Johnson & Johnson	4.950%	5/15/33	759	1,029

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Johnson & Johnson	4.375%	12/5/33	2,129	2,775
	Johnson & Johnson	3.550%	3/1/36	3,179	3,748
	Johnson & Johnson	3.625%	3/3/37	3,931	4,771
	Johnson & Johnson	5.950%	8/15/37	2,488	3,778
	Johnson & Johnson	3.400%	1/15/38	3,003	3,551
	Johnson & Johnson	5.850%	7/15/38	996	1,519
	Johnson & Johnson	2.100%	9/1/40	2,500	2,490
	Johnson & Johnson	4.500%	9/1/40	782	1,041
	Johnson & Johnson	4.850%	5/15/41	1,052	1,460
	Johnson & Johnson	4.500%	12/5/43	325	453
	Johnson & Johnson	3.700%	3/1/46	2,998	3,665
	Johnson & Johnson	3.750%	3/3/47	3,885	4,809
	Johnson & Johnson	3.500%	1/15/48	332	399
	Johnson & Johnson	2.250%	9/1/50	2,500	2,432
	Johnson & Johnson	2.450%	9/1/60	3,000	2,941
	Kaiser Foundation Hospitals	4.875%	4/1/42	770	1,051
	Kaiser Foundation Hospitals	4.150%	5/1/47	3,415	4,368
	Kaiser Foundation Hospitals	3.266%	11/1/49	2,241	2,450
	Kellogg Co.	7.450%	4/1/31	1,477	2,159
	Kellogg Co.	4.500%	4/1/46	1,230	1,554
	Keurig Dr Pepper Inc.	4.985%	5/25/38	1,465	1,907
	Keurig Dr Pepper Inc.	4.500%	11/15/45	613	775
	Keurig Dr Pepper Inc.	4.420%	12/15/46	2,109	2,624
	Keurig Dr Pepper Inc.	3.800%	5/1/50	2,735	3,161
	Kimberly-Clark Corp.	6.625%	8/1/37	553	871
	Kimberly-Clark Corp.	5.300%	3/1/41	278	394
	Kimberly-Clark Corp.	3.200%	7/30/46	1,770	1,997
	Kimberly-Clark Corp.	3.900%	5/4/47	525	655
	Kimberly-Clark Corp.	2.875%	2/7/50	1,905	2,044
	Koninklijke Ahold Delhaize NV	5.700%	10/1/40	677	947
	Koninklijke Philips NV	6.875%	3/11/38	1,335	1,983
	Koninklijke Philips NV	5.000%	3/15/42	679	875
	Kroger Co.	7.500%	4/1/31	1,083	1,585
	Kroger Co.	6.900%	4/15/38	226	330
	Kroger Co.	5.400%	7/15/40	1,128	1,452
	Kroger Co.	5.000%	4/15/42	1,370	1,729
	Kroger Co.	5.150%	8/1/43	1,406	1,814
	Kroger Co.	3.875%	10/15/46	1,775	2,022
	Kroger Co.	4.650%	1/15/48	2,776	3,531
	Kroger Co.	5.400%	1/15/49	1,041	1,437
	Kroger Co.	3.950%	1/15/50	1,694	1,960
	Laboratory Corp. of America Holdings	4.700%	2/1/45	2,858	3,610
[1]	Mayo Clinic	3.774%	11/15/43	830	960
[1]	Mayo Clinic	4.000%	11/15/47	318	385
[1]	Mayo Clinic	4.128%	11/15/52	1,125	1,417
	McCormick & Co. Inc.	4.200%	8/15/47	1,140	1,435
	McKesson Corp.	6.000%	3/1/41	656	887
	McKesson Corp.	4.883%	3/15/44	925	1,114
	McLaren Health Care Corp.	4.386%	5/15/48	600	759
	Mead Johnson Nutrition Co.	5.900%	11/1/39	270	384
	Mead Johnson Nutrition Co.	4.600%	6/1/44	1,781	2,365
[1]	MedStar Health Inc.	3.626%	8/15/49	420	473
	Medtronic Inc.	4.375%	3/15/35	4,180	5,515
	Medtronic Inc.	4.625%	3/15/45	3,958	5,511
	Memorial Health Services	3.447%	11/1/49	660	690
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	325	448
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	790	853
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	1,770	2,286
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	319	438
	Merck & Co. Inc.	6.500%	12/1/33	1,325	2,062
	Merck & Co. Inc.	3.900%	3/7/39	2,333	2,843
	Merck & Co. Inc.	2.350%	6/24/40	4,010	4,085
	Merck & Co. Inc.	3.600%	9/15/42	3,550	4,336
	Merck & Co. Inc.	4.150%	5/18/43	3,041	3,915

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Merck & Co. Inc.	3.700%	2/10/45	4,561	5,513
	Merck & Co. Inc.	4.000%	3/7/49	2,311	2,966
	Merck & Co. Inc.	2.450%	6/24/50	1,825	1,835
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	450	641
	Methodist Hospital	2.705%	12/1/50	1,350	1,337
	Molson Coors Beverage Co.	5.000%	5/1/42	2,338	2,605
	Molson Coors Beverage Co.	4.200%	7/15/46	4,112	4,234
	Mondelez International Inc.	4.625%	5/7/48	322	428
[1]	Montefiore Obligated Group	5.246%	11/1/48	1,060	1,182
	Montefiore Obligated Group	4.287%	9/1/50	750	768
[1]	Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	1,450	1,674
[1]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	460	519
	MultiCare Health System	2.803%	8/15/50	650	652
	Mylan Inc.	5.400%	11/29/43	1,289	1,598
	Mylan Inc.	5.200%	4/15/48	2,570	3,215
	Mylan NV	5.250%	6/15/46	1,470	1,834
	New York & Presbyterian Hospital	4.024%	8/1/45	50	63
	New York & Presbyterian Hospital	4.063%	8/1/56	773	990
	New York & Presbyterian Hospital	3.954%	8/1/19	2,300	2,614
	New York & Presbyterian Hospital	2.256%	8/1/40	800	795
	New York & Presbyterian Hospital	2.606%	8/1/60	500	493
	Northwell Healthcare Inc.	3.979%	11/1/46	325	351
	Northwell Healthcare Inc.	4.260%	11/1/47	2,430	2,836
	Northwell Healthcare Inc.	3.809%	11/1/49	1,150	1,262
	Novartis Capital Corp.	3.700%	9/21/42	2,159	2,527
	Novartis Capital Corp.	4.400%	5/6/44	4,875	6,465
	Novartis Capital Corp.	4.000%	11/20/45	852	1,056
	Novartis Capital Corp.	2.750%	8/14/50	4,077	4,225
	NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery	2.667%	10/1/50	620	581
[1]	NYU Langone Hospitals	4.368%	7/1/47	298	352
	NYU Langone Hospitals	5.750%	7/1/43	1,170	1,544
	NYU Langone Hospitals	4.784%	7/1/44	573	738
	NYU Langone Hospitals	3.380%	7/1/55	825	829
[1]	OhioHealth Corp.	3.042%	11/15/50	650	708
	Orlando Health Obligated Group	4.089%	10/1/48	648	727
	Partners Healthcare System Inc.	3.765%	7/1/48	650	777
	Partners Healthcare System Inc.	3.192%	7/1/49	855	911
	Partners Healthcare System Inc.	4.117%	7/1/55	925	1,147
	Partners Healthcare System Inc.	3.342%	7/1/60	890	970
	PeaceHealth Obligated Group	4.787%	11/15/48	470	617
	PepsiCo Inc.	5.500%	1/15/40	1,000	1,467
	PepsiCo Inc.	3.500%	3/19/40	2,435	2,853
	PepsiCo Inc.	4.875%	11/1/40	1,257	1,718
	PepsiCo Inc.	4.000%	3/5/42	1,296	1,608
	PepsiCo Inc.	3.600%	8/13/42	1,280	1,567
	PepsiCo Inc.	4.250%	10/22/44	1,040	1,344
	PepsiCo Inc.	4.600%	7/17/45	2,092	2,832
	PepsiCo Inc.	4.450%	4/14/46	2,051	2,719
	PepsiCo Inc.	3.450%	10/6/46	4,059	4,751
	PepsiCo Inc.	4.000%	5/2/47	1,001	1,249
	PepsiCo Inc.	3.375%	7/29/49	4,301	4,905
	PepsiCo Inc.	2.875%	10/15/49	1,591	1,686
	PepsiCo Inc.	3.625%	3/19/50	2,191	2,636
	PepsiCo Inc.	3.875%	3/19/60	3,075	3,920
	Perrigo Finance Unlimited Co.	4.900%	12/15/44	609	655
	Pfizer Inc.	4.000%	12/15/36	1,453	1,777
	Pfizer Inc.	4.100%	9/15/38	2,595	3,256
	Pfizer Inc.	3.900%	3/15/39	3,247	3,984
	Pfizer Inc.	7.200%	3/15/39	3,371	5,607
	Pfizer Inc.	2.550%	5/28/40	1,864	1,942
	Pfizer Inc.	5.600%	9/15/40	661	948
	Pfizer Inc.	4.300%	6/15/43	3,263	4,115
	Pfizer Inc.	4.400%	5/15/44	3,933	5,179

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pfizer Inc.	4.125%	12/15/46	3,599	4,520
	Pfizer Inc.	4.200%	9/15/48	2,694	3,441
	Pfizer Inc.	4.000%	3/15/49	2,335	2,973
	Pfizer Inc.	2.700%	5/28/50	2,500	2,589
	Philip Morris International Inc.	6.375%	5/16/38	1,774	2,665
	Philip Morris International Inc.	4.375%	11/15/41	2,555	3,105
	Philip Morris International Inc.	4.500%	3/20/42	2,227	2,729
	Philip Morris International Inc.	3.875%	8/21/42	2,642	3,018
	Philip Morris International Inc.	4.125%	3/4/43	1,332	1,565
	Philip Morris International Inc.	4.875%	11/15/43	2,424	3,142
	Philip Morris International Inc.	4.250%	11/10/44	1,773	2,153
	Procter & Gamble Co.	5.500%	2/1/34	470	683
	Procter & Gamble Co.	5.800%	8/15/34	1,227	1,823
	Procter & Gamble Co.	5.550%	3/5/37	735	1,110
	Procter & Gamble Co.	3.550%	3/25/40	2,610	3,188
	Procter & Gamble Co.	3.500%	10/25/47	2,943	3,626
	Procter & Gamble Co.	3.600%	3/25/50	3,125	3,925
[1]	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	713	802
[1]	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	965	1,141
	Quest Diagnostics Inc.	2.800%	6/30/31	1,780	1,925
	Quest Diagnostics Inc.	4.700%	3/30/45	446	546
	Regeneron Pharmaceuticals Inc.	1.750%	9/15/30	2,700	2,633
	Regeneron Pharmaceuticals Inc.	2.800%	9/15/50	1,700	1,605
	Reynolds American Inc.	5.700%	8/15/35	2,197	2,733
	Reynolds American Inc.	7.250%	6/15/37	1,746	2,338
	Reynolds American Inc.	6.150%	9/15/43	2,672	3,351
	Reynolds American Inc.	5.850%	8/15/45	2,003	2,477
[2]	Royalty Pharma plc	2.200%	9/2/30	2,750	2,712
[2]	Royalty Pharma plc	3.300%	9/2/40	3,250	3,170
[2]	Royalty Pharma plc	3.550%	9/2/50	1,000	966
	RWJ Barnabas Health Inc.	3.949%	7/1/46	1,063	1,198
	RWJ Barnabas Health Inc.	3.477%	7/1/49	380	408
	Spectrum Health System Obligated Group	3.487%	7/15/49	850	965
	Stanford Health Care	3.795%	11/15/48	1,300	1,614
	Stryker Corp.	4.100%	4/1/43	1,938	2,295
	Stryker Corp.	4.375%	5/15/44	385	473
	Stryker Corp.	4.625%	3/15/46	900	1,170
	Stryker Corp.	2.900%	6/15/50	800	824
	Sutter Health	4.091%	8/15/48	915	1,082
	Sysco Corp.	5.375%	9/21/35	261	318
	Sysco Corp.	6.600%	4/1/40	1,765	2,350
	Sysco Corp.	4.850%	10/1/45	3,515	3,997
	Sysco Corp.	4.500%	4/1/46	494	533
	Sysco Corp.	4.450%	3/15/48	760	826
	Sysco Corp.	3.300%	2/15/50	1,235	1,143
	Sysco Corp.	6.600%	4/1/50	2,095	2,870
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	3,787	3,911
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	4,075	4,137
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	2,875	2,925
	Texas Health Resources	2.328%	11/15/50	800	750
[1]	Texas Health Resources	4.330%	11/15/55	403	564
	Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,703	2,364
	Thermo Fisher Scientific Inc.	4.100%	8/15/47	706	883
	Toledo Hospital	5.750%	11/15/38	950	1,125
	Toledo Hospital	6.015%	11/15/48	915	1,040
	Trinity Health Corp.	4.125%	12/1/45	975	1,140
[1]	Trinity Health Corp.	3.434%	12/1/48	875	909
	Tyson Foods Inc.	4.875%	8/15/34	937	1,216
	Tyson Foods Inc.	5.150%	8/15/44	385	503
	Tyson Foods Inc.	4.550%	6/2/47	2,102	2,640
	Tyson Foods Inc.	5.100%	9/28/48	4,115	5,619
	Unilever Capital Corp.	5.900%	11/15/32	2,407	3,535
[2]	Upjohn Inc.	3.850%	6/22/40	3,351	3,633
[2]	Upjohn Inc.	4.000%	6/22/50	4,795	5,230

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Whirlpool Corp.	4.500%	6/1/46	585	677
	Whirlpool Corp.	4.600%	5/15/50	600	737
[1]	Willis-Knighton Medical Center	4.813%	9/1/48	975	1,221
	Wyeth LLC	6.500%	2/1/34	1,556	2,386
	Wyeth LLC	6.000%	2/15/36	687	994
	Wyeth LLC	5.950%	4/1/37	3,633	5,325
	Yale-New Haven Health Services Corp.	2.496%	7/1/50	1,375	1,340
	Zimmer Biomet Holdings Inc.	5.750%	11/30/39	830	1,059
	Zimmer Biomet Holdings Inc.	4.450%	8/15/45	557	620
	Zoetis Inc.	4.700%	2/1/43	1,920	2,531
	Zoetis Inc.	3.950%	9/12/47	1,621	1,974
	Zoetis Inc.	4.450%	8/20/48	1,207	1,592
	Zoetis Inc.	3.000%	5/15/50	1,150	1,248
	Energy (8.8%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	2,699	2,841
	Baker Hughes Holdings LLC	5.125%	9/15/40	1,660	2,020
	BP Capital Markets America Inc.	3.000%	2/24/50	5,181	5,071
	BP Capital Markets America Inc.	2.772%	11/10/50	500	471
	Burlington Resources Finance Co.	7.200%	8/15/31	1,397	2,021
	Burlington Resources Finance Co.	7.400%	12/1/31	854	1,262
	Canadian Natural Resources Ltd.	7.200%	1/15/32	1,931	2,532
	Canadian Natural Resources Ltd.	6.450%	6/30/33	1,598	2,004
	Canadian Natural Resources Ltd.	5.850%	2/1/35	1,376	1,682
	Canadian Natural Resources Ltd.	6.500%	2/15/37	631	788
	Canadian Natural Resources Ltd.	6.250%	3/15/38	1,254	1,583
	Canadian Natural Resources Ltd.	6.750%	2/1/39	1,220	1,563
	Canadian Natural Resources Ltd.	4.950%	6/1/47	2,825	3,245
	Chevron Corp.	2.978%	5/11/40	1,700	1,838
	Chevron Corp.	3.078%	5/11/50	2,870	3,100
	Chevron USA Inc.	2.343%	8/12/50	500	471
	Columbia Pipeline Group Inc.	5.800%	6/1/45	760	970
	Concho Resources Inc.	4.875%	10/1/47	3,641	4,219
	Concho Resources Inc.	4.850%	8/15/48	2,165	2,528
	Conoco Funding Co.	7.250%	10/15/31	2,388	3,573
	ConocoPhillips	5.900%	10/15/32	1,069	1,484
	ConocoPhillips	5.900%	5/15/38	989	1,390
	ConocoPhillips	6.500%	2/1/39	4,175	6,307
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,408	1,945
	ConocoPhillips Co.	4.300%	11/15/44	1,995	2,501
	ConocoPhillips Co.	5.950%	3/15/46	1,250	1,877
	Devon Energy Corp.	7.950%	4/15/32	1,440	1,872
	Devon Energy Corp.	5.600%	7/15/41	1,832	1,921
	Devon Energy Corp.	4.750%	5/15/42	2,151	2,086
	Devon Energy Corp.	5.000%	6/15/45	1,400	1,398
	Devon Financing Co. LLC	7.875%	9/30/31	1,535	2,003
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	830	1,036
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	730	901
	Dominion Energy Gas Holdings LLC	3.900%	11/15/49	470	538
	Enable Midstream Partners LP	5.000%	5/15/44	1,064	926
	Enbridge Energy Partners LP	7.500%	4/15/38	1,292	1,759
	Enbridge Energy Partners LP	5.500%	9/15/40	2,213	2,648
	Enbridge Energy Partners LP	7.375%	10/15/45	1,710	2,543
	Enbridge Inc.	4.500%	6/10/44	920	1,024
	Enbridge Inc.	5.500%	12/1/46	1,325	1,746
	Enbridge Inc.	4.000%	11/15/49	1,100	1,192
	Energy Transfer Operating LP	4.900%	3/15/35	1,538	1,530
	Energy Transfer Operating LP	6.250%	4/15/49	4,793	5,021
	Energy Transfer Operating LP	5.000%	5/15/50	4,920	4,723
	Energy Transfer Partners LP	6.625%	10/15/36	665	720
	Energy Transfer Partners LP	5.800%	6/15/38	1,302	1,310
	Energy Transfer Partners LP	7.500%	7/1/38	2,278	2,665
	Energy Transfer Partners LP	6.050%	6/1/41	3,104	3,143

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	6.500%	2/1/42	219	234
Energy Transfer Partners LP	5.150%	2/1/43	1,295	1,209
Energy Transfer Partners LP	5.950%	10/1/43	1,932	1,901
Energy Transfer Partners LP	5.150%	3/15/45	3,826	3,630
Energy Transfer Partners LP	6.125%	12/15/45	1,414	1,439
Energy Transfer Partners LP	5.300%	4/15/47	842	801
Energy Transfer Partners LP	6.000%	6/15/48	2,330	2,409
Enterprise Products Operating LLC	6.875%	3/1/33	1,894	2,520
Enterprise Products Operating LLC	6.650%	10/15/34	340	457
Enterprise Products Operating LLC	7.550%	4/15/38	1,130	1,577
Enterprise Products Operating LLC	6.125%	10/15/39	1,836	2,360
Enterprise Products Operating LLC	6.450%	9/1/40	350	469
Enterprise Products Operating LLC	5.950%	2/1/41	324	415
Enterprise Products Operating LLC	5.700%	2/15/42	442	550
Enterprise Products Operating LLC	4.850%	8/15/42	2,996	3,471
Enterprise Products Operating LLC	4.450%	2/15/43	2,251	2,470
Enterprise Products Operating LLC	4.850%	3/15/44	2,376	2,727
Enterprise Products Operating LLC	5.100%	2/15/45	2,939	3,498
Enterprise Products Operating LLC	4.900%	5/15/46	3,060	3,550
Enterprise Products Operating LLC	4.250%	2/15/48	3,223	3,483
Enterprise Products Operating LLC	4.800%	2/1/49	2,270	2,655
Enterprise Products Operating LLC	4.200%	1/31/50	2,920	3,183
Enterprise Products Operating LLC	3.700%	1/31/51	1,912	1,934
Enterprise Products Operating LLC	3.200%	2/15/52	2,375	2,246
Enterprise Products Operating LLC	4.950%	10/15/54	1,946	2,242
Enterprise Products Operating LLC	3.950%	1/31/60	2,650	2,682
EOG Resources Inc.	3.900%	4/1/35	596	700
EOG Resources Inc.	4.950%	4/15/50	2,085	2,646
Exxon Mobil Corp.	2.610%	10/15/30	4,900	5,316
Exxon Mobil Corp.	2.995%	8/16/39	1,235	1,309
Exxon Mobil Corp.	4.227%	3/19/40	5,555	6,873
Exxon Mobil Corp.	3.567%	3/6/45	2,932	3,257
Exxon Mobil Corp.	4.114%	3/1/46	2,723	3,302
Exxon Mobil Corp.	3.095%	8/16/49	2,890	3,034
Exxon Mobil Corp.	4.327%	3/19/50	7,945	10,082
Exxon Mobil Corp.	3.452%	4/15/51	6,840	7,565
Halliburton Co.	4.850%	11/15/35	4,155	4,612
Halliburton Co.	6.700%	9/15/38	1,460	1,858
Halliburton Co.	7.450%	9/15/39	125	170
Halliburton Co.	4.500%	11/15/41	1,070	1,075
Halliburton Co.	4.750%	8/1/43	3,780	3,922
Halliburton Co.	5.000%	11/15/45	4,847	5,326
Hess Corp.	7.300%	8/15/31	1,880	2,296
Hess Corp.	7.125%	3/15/33	2,110	2,595
Hess Corp.	6.000%	1/15/40	877	995
Hess Corp.	5.600%	2/15/41	2,055	2,340
Hess Corp.	5.800%	4/1/47	708	802
Husky Energy Inc.	6.800%	9/15/37	565	692
Kinder Morgan Energy Partners LP	7.400%	3/15/31	1,251	1,691
Kinder Morgan Energy Partners LP	7.750%	3/15/32	1,441	1,986
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,646	2,252
Kinder Morgan Energy Partners LP	5.800%	3/15/35	1,413	1,740
Kinder Morgan Energy Partners LP	6.500%	2/1/37	538	668
Kinder Morgan Energy Partners LP	6.950%	1/15/38	2,985	3,979
Kinder Morgan Energy Partners LP	6.500%	9/1/39	403	515
Kinder Morgan Energy Partners LP	6.550%	9/15/40	1,506	1,924
Kinder Morgan Energy Partners LP	7.500%	11/15/40	2,269	3,141
Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,943	2,462
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,341	1,590
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,627	1,762
Kinder Morgan Energy Partners LP	5.000%	3/1/43	2,072	2,304
Kinder Morgan Energy Partners LP	5.500%	3/1/44	2,540	3,006
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,612	1,925
Kinder Morgan Inc.	3.250%	8/1/50	1,375	1,292

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Inc.	7.800%	8/1/31	1,355	1,893
Kinder Morgan Inc.	7.750%	1/15/32	2,135	3,015
Kinder Morgan Inc.	5.300%	12/1/34	2,928	3,547
Kinder Morgan Inc.	5.550%	6/1/45	1,170	1,442
Kinder Morgan Inc.	5.050%	2/15/46	1,651	1,954
Kinder Morgan Inc.	5.200%	3/1/48	245	300
Magellan Midstream Partners LP	5.150%	10/15/43	1,625	1,911
Magellan Midstream Partners LP	4.250%	9/15/46	468	502
Magellan Midstream Partners LP	4.200%	10/3/47	1,945	2,097
Magellan Midstream Partners LP	4.850%	2/1/49	385	447
Magellan Midstream Partners LP	3.950%	3/1/50	1,404	1,473
Marathon Oil Corp.	6.800%	3/15/32	1,294	1,414
Marathon Oil Corp.	6.600%	10/1/37	2,071	2,226
Marathon Oil Corp.	5.200%	6/1/45	553	552
Marathon Petroleum Corp.	6.500%	3/1/41	2,609	3,340
Marathon Petroleum Corp.	4.750%	9/15/44	2,019	2,236
Marathon Petroleum Corp.	4.500%	4/1/48	1,650	1,757
Marathon Petroleum Corp.	5.000%	9/15/54	1,250	1,378
MPLX LP	4.500%	4/15/38	4,754	4,962
MPLX LP	5.200%	3/1/47	2,920	3,322
MPLX LP	5.200%	12/1/47	1,000	1,103
MPLX LP	4.700%	4/15/48	2,584	2,729
MPLX LP	5.500%	2/15/49	3,868	4,579
MPLX LP	4.900%	4/15/58	1,115	1,187
National Oilwell Varco Inc.	3.950%	12/1/42	1,850	1,570
Noble Energy Inc.	6.000%	3/1/41	420	575
Noble Energy Inc.	5.250%	11/15/43	1,616	2,125
Noble Energy Inc.	5.050%	11/15/44	2,035	2,615
Noble Energy Inc.	4.950%	8/15/47	1,714	2,232
Noble Energy Inc.	4.200%	10/15/49	1,240	1,502
ONEOK Inc.	6.350%	1/15/31	570	667
ONEOK Inc.	6.000%	6/15/35	1,747	1,939
ONEOK Inc.	4.950%	7/13/47	2,610	2,467
ONEOK Inc.	5.200%	7/15/48	2,905	2,819
ONEOK Inc.	4.450%	9/1/49	1,819	1,633
ONEOK Inc.	4.500%	3/15/50	550	498
ONEOK Inc.	7.150%	1/15/51	1,075	1,303
ONEOK Partners LP	6.650%	10/1/36	725	822
ONEOK Partners LP	6.850%	10/15/37	1,490	1,677
ONEOK Partners LP	6.125%	2/1/41	1,511	1,629
ONEOK Partners LP	6.200%	9/15/43	927	995
Ovintiv Inc.	8.125%	9/15/30	420	443
Ovintiv Inc.	7.200%	11/1/31	750	760
Ovintiv Inc.	7.375%	11/1/31	1,557	1,619
Ovintiv Inc.	6.500%	8/15/34	1,645	1,589
Ovintiv Inc.	6.625%	8/15/37	445	424
Ovintiv Inc.	6.500%	2/1/38	1,076	1,018
Petro-Canada	5.350%	7/15/33	503	585
Petro-Canada	5.950%	5/15/35	595	744
Petro-Canada	6.800%	5/15/38	2,134	2,899
Phillips 66	2.150%	12/15/30	1,128	1,106
Phillips 66	4.650%	11/15/34	2,268	2,765
Phillips 66	5.875%	5/1/42	2,960	3,949
Phillips 66	4.875%	11/15/44	3,543	4,299
Phillips 66 Partners LP	4.680%	2/15/45	1,172	1,228
Phillips 66 Partners LP	4.900%	10/1/46	1,300	1,391
Plains All American Pipeline LP	3.800%	9/15/30	1,000	1,005
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,880	2,118
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	2,246	2,187
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	770	673
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,255	1,155
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	1,907	1,816
Shell International Finance BV	4.125%	5/11/35	4,066	5,032
Shell International Finance BV	6.375%	12/15/38	5,757	8,576

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Shell International Finance BV	5.500%	3/25/40	1,994	2,799
	Shell International Finance BV	3.625%	8/21/42	2,255	2,492
	Shell International Finance BV	4.550%	8/12/43	1,518	1,885
	Shell International Finance BV	4.375%	5/11/45	6,131	7,605
	Shell International Finance BV	4.000%	5/10/46	4,812	5,718
	Shell International Finance BV	3.750%	9/12/46	3,034	3,440
	Shell International Finance BV	3.125%	11/7/49	3,390	3,556
	Shell International Finance BV	3.250%	4/6/50	3,103	3,308
	Spectra Energy Partners LP	5.950%	9/25/43	551	723
	Spectra Energy Partners LP	4.500%	3/15/45	984	1,109
	Suncor Energy Inc.	7.150%	2/1/32	2,706	3,553
	Suncor Energy Inc.	5.950%	12/1/34	2,120	2,587
	Suncor Energy Inc.	6.500%	6/15/38	2,471	3,245
	Suncor Energy Inc.	6.850%	6/1/39	603	811
	Suncor Energy Inc.	4.000%	11/15/47	2,015	2,161
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,336	1,378
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	961	871
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	941	887
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	883	841
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	1,533	1,481
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	624	808
	Texas Eastern Transmission LP	7.000%	7/15/32	929	1,232
	Total Capital International SA	2.986%	6/29/41	2,000	2,075
	Total Capital International SA	3.461%	7/12/49	1,615	1,771
	Total Capital International SA	3.127%	5/29/50	5,869	6,163
	Total Capital International SA	3.386%	6/29/60	1,500	1,617
	TransCanada PipeLines Ltd.	4.625%	3/1/34	3,195	3,833
	TransCanada PipeLines Ltd.	5.600%	3/31/34	100	130
	TransCanada PipeLines Ltd.	5.850%	3/15/36	1,547	2,038
	TransCanada PipeLines Ltd.	6.200%	10/15/37	2,945	3,969
	TransCanada PipeLines Ltd.	4.750%	5/15/38	2,845	3,376
	TransCanada PipeLines Ltd.	7.250%	8/15/38	1,104	1,623
	TransCanada PipeLines Ltd.	7.625%	1/15/39	775	1,188
	TransCanada PipeLines Ltd.	6.100%	6/1/40	1,473	1,964
	TransCanada PipeLines Ltd.	5.000%	10/16/43	2,192	2,724
	TransCanada PipeLines Ltd.	4.875%	5/15/48	2,840	3,642
	TransCanada PipeLines Ltd.	5.100%	3/15/49	2,301	3,062
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,985	2,344
	Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,339	1,479
[2]	Transcontinental Gas Pipe Line Co. LLC	3.950%	5/15/50	1,770	1,918
	Valero Energy Corp.	7.500%	4/15/32	1,848	2,656
	Valero Energy Corp.	6.625%	6/15/37	2,865	3,844
	Valero Energy Corp.	4.900%	3/15/45	1,488	1,782
	Williams Cos. Inc.	3.500%	11/15/30	1,860	2,033
	Williams Cos. Inc.	7.500%	1/15/31	1,203	1,599
	Williams Cos. Inc.	8.750%	3/15/32	1,220	1,759
	Williams Cos. Inc.	6.300%	4/15/40	3,010	3,767
	Williams Cos. Inc.	5.800%	11/15/43	1,541	1,819
	Williams Cos. Inc.	5.400%	3/4/44	622	707
	Williams Cos. Inc.	5.750%	6/24/44	150	180
	Williams Cos. Inc.	4.900%	1/15/45	3,199	3,543
	Williams Cos. Inc.	5.100%	9/15/45	2,099	2,418
	Williams Cos. Inc.	4.850%	3/1/48	1,800	2,095
	Other Industrial (0.8%)
[1]	American University	3.672%	4/1/49	700	778
[1]	Boston University	4.061%	10/1/48	670	872
	California Institute of Technology	4.321%	8/1/45	695	894
	California Institute of Technology	4.700%	11/1/11	718	1,014
	California Institute of Technology	3.650%	9/1/19	800	888
[1]	Duke University	2.682%	10/1/44	720	763
[1]	Duke University	2.832%	10/1/55	2,600	2,779
	Emory University	2.143%	9/1/30	780	816
	Emory University	2.969%	9/1/50	1,282	1,401

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Georgetown University	4.315%	4/1/49	392	500
	Georgetown University	2.943%	4/1/50	335	344
	Georgetown University	5.215%	10/1/18	991	1,342
[1]	Johns Hopkins University	4.083%	7/1/53	710	944
[1]	Johns Hopkins University	2.813%	1/1/60	825	856
	Leland Stanford Junior University	3.647%	5/1/48	1,332	1,687
	Leland Stanford Junior University	2.413%	6/1/50	675	689
[1]	Massachusetts Institute of Technology	3.959%	7/1/38	335	417
	Massachusetts Institute of Technology	2.989%	7/1/50	777	903
	Massachusetts Institute of Technology	2.294%	7/1/51	300	300
	Massachusetts Institute of Technology	5.600%	7/1/11	1,712	3,030
	Massachusetts Institute of Technology	4.678%	7/1/14	1,340	2,040
	Massachusetts Institute of Technology	3.885%	7/1/16	1,650	2,093
[1]	Northeastern University	2.894%	10/1/50	200	207
[1]	Northwestern University	4.643%	12/1/44	690	938
[1]	Northwestern University	2.640%	12/1/50	720	759
[1]	Northwestern University	3.662%	12/1/57	977	1,253
	President & Fellows of Harvard College	3.619%	10/1/37	436	528
	President & Fellows of Harvard College	4.875%	10/15/40	423	590
	President & Fellows of Harvard College	3.150%	7/15/46	915	1,061
	President & Fellows of Harvard College	2.517%	10/15/50	1,585	1,665
	President & Fellows of Harvard College	3.300%	7/15/56	1,100	1,354
[1]	Trustees of Boston College	3.129%	7/1/52	750	841
	Trustees of the University of Pennsylvania	2.396%	10/1/50	900	904
[1]	University of Chicago	2.547%	4/1/50	500	496
[1]	University of Chicago	4.003%	10/1/53	1,360	1,698
[1]	University of Notre Dame du Lac	3.438%	2/15/45	904	1,096
	University of Notre Dame du Lac	3.394%	2/15/48	745	867
	University of Pennsylvania	4.674%	9/1/12	600	858
	University of Pennsylvania	3.610%	2/15/19	850	987
[1]	University of Southern California	3.028%	10/1/39	2,546	2,780
[1]	University of Southern California	3.841%	10/1/47	1,050	1,324
	University of Southern California	2.805%	10/1/50	240	256
	University of Southern California	3.226%	10/1/20	800	832
[1]	William Marsh Rice University	3.574%	5/15/45	727	868
[1]	William Marsh Rice University	3.774%	5/15/55	258	334
	Yale University	2.402%	4/15/50	1,380	1,424
	Technology (7.8%)
	Alphabet Inc.	1.900%	8/15/40	3,000	2,915
	Alphabet Inc.	2.050%	8/15/50	5,800	5,479
	Alphabet Inc.	2.250%	8/15/60	4,500	4,237
	Analog Devices Inc.	5.300%	12/15/45	513	698
	Apple Inc.	4.500%	2/23/36	1,129	1,498
	Apple Inc.	3.850%	5/4/43	4,230	5,161
	Apple Inc.	4.450%	5/6/44	3,641	4,844
	Apple Inc.	3.450%	2/9/45	5,154	5,979
	Apple Inc.	4.375%	5/13/45	5,298	6,951
	Apple Inc.	4.650%	2/23/46	9,850	13,482
	Apple Inc.	3.850%	8/4/46	2,906	3,563
	Apple Inc.	4.250%	2/9/47	3,792	4,928
	Apple Inc.	3.750%	9/12/47	4,581	5,535
	Apple Inc.	3.750%	11/13/47	3,350	4,036
	Apple Inc.	2.950%	9/11/49	3,473	3,746
	Apple Inc.	2.650%	5/11/50	2,400	2,463
	Apple Inc.	2.400%	8/20/50	3,000	2,971
	Apple Inc.	2.550%	8/20/60	3,500	3,444
	Applied Materials Inc.	5.100%	10/1/35	2,043	2,858
	Applied Materials Inc.	5.850%	6/15/41	1,711	2,599
	Applied Materials Inc.	4.350%	4/1/47	1,548	2,077
	Applied Materials Inc.	2.750%	6/1/50	1,610	1,693
	Broadcom Inc.	4.150%	11/15/30	5,285	5,901
	Broadcom Inc.	4.300%	11/15/32	3,490	3,998
	Cisco Systems Inc.	5.900%	2/15/39	3,475	5,263
	Cisco Systems Inc.	5.500%	1/15/40	5,077	7,462

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Corning Inc.	4.700%	3/15/37	580	685
	Corning Inc.	5.750%	8/15/40	244	329
	Corning Inc.	4.750%	3/15/42	532	663
	Corning Inc.	5.350%	11/15/48	778	1,041
	Corning Inc.	3.900%	11/15/49	250	286
	Corning Inc.	4.375%	11/15/57	2,860	3,497
	Corning Inc.	5.850%	11/15/68	762	993
	Corning Inc.	5.450%	11/15/79	2,717	3,360
[2]	Dell International LLC / EMC Corp.	8.100%	7/15/36	3,365	4,431
[2]	Dell International LLC / EMC Corp.	8.350%	7/15/46	4,566	6,107
	Equinix Inc.	3.000%	7/15/50	1,225	1,247
	Fidelity National Information Services Inc.	4.500%	8/15/46	658	833
	Fiserv Inc.	4.400%	7/1/49	5,040	6,337
	Global Payments Inc.	4.150%	8/15/49	2,590	3,049
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,233	1,533
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	3,807	4,793
	HP Inc.	6.000%	9/15/41	3,464	4,244
	Intel Corp.	4.000%	12/15/32	2,262	2,828
	Intel Corp.	4.600%	3/25/40	1,255	1,672
	Intel Corp.	4.800%	10/1/41	1,423	1,912
	Intel Corp.	4.250%	12/15/42	2,055	2,590
	Intel Corp.	4.900%	7/29/45	1,544	2,116
	Intel Corp.	4.100%	5/19/46	2,432	3,023
	Intel Corp.	4.100%	5/11/47	1,233	1,549
	Intel Corp.	3.734%	12/8/47	4,230	5,013
	Intel Corp.	3.250%	11/15/49	5,271	5,862
	Intel Corp.	4.750%	3/25/50	5,255	7,212
	Intel Corp.	3.100%	2/15/60	2,270	2,414
	Intel Corp.	4.950%	3/25/60	3,230	4,646
	International Business Machines Corp.	5.875%	11/29/32	1,265	1,837
	International Business Machines Corp.	4.150%	5/15/39	4,612	5,630
	International Business Machines Corp.	5.600%	11/30/39	940	1,337
	International Business Machines Corp.	2.850%	5/15/40	327	342
	International Business Machines Corp.	4.000%	6/20/42	3,872	4,639
	International Business Machines Corp.	4.700%	2/19/46	1,910	2,536
	International Business Machines Corp.	4.250%	5/15/49	6,721	8,472
	International Business Machines Corp.	2.950%	5/15/50	890	920
	International Business Machines Corp.	7.125%	12/1/96	300	522
	Juniper Networks Inc.	5.950%	3/15/41	1,173	1,465
	KLA Corp.	5.000%	3/15/49	1,449	1,940
	KLA Corp.	3.300%	3/1/50	776	820
	Lam Research Corp.	4.875%	3/15/49	1,565	2,229
	Lam Research Corp.	2.875%	6/15/50	2,075	2,180
	Lam Research Corp.	3.125%	6/15/60	770	843
	Microsoft Corp.	3.500%	2/12/35	5,084	6,235
	Microsoft Corp.	4.200%	11/3/35	1,568	2,054
	Microsoft Corp.	3.450%	8/8/36	6,626	7,927
	Microsoft Corp.	4.100%	2/6/37	5,201	6,713
	Microsoft Corp.	4.500%	10/1/40	250	337
	Microsoft Corp.	3.500%	11/15/42	3,564	4,233
	Microsoft Corp.	3.750%	2/12/45	328	410
	Microsoft Corp.	4.450%	11/3/45	2,802	3,898
	Microsoft Corp.	3.700%	8/8/46	11,226	13,990
	Microsoft Corp.	4.250%	2/6/47	3,294	4,490
	Microsoft Corp.	2.525%	6/1/50	13,157	13,802
	Microsoft Corp.	4.000%	2/12/55	3,273	4,346
	Microsoft Corp.	4.750%	11/3/55	1,170	1,735
	Microsoft Corp.	3.950%	8/8/56	3,520	4,551
	Microsoft Corp.	4.500%	2/6/57	1,800	2,540
	Microsoft Corp.	2.675%	6/1/60	8,623	9,061
	Motorola Solutions Inc.	2.300%	11/15/30	1,000	994
	Motorola Solutions Inc.	5.500%	9/1/44	1,138	1,323
	NVIDIA Corp.	3.500%	4/1/40	1,885	2,165
	NVIDIA Corp.	3.500%	4/1/50	5,015	5,659

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NVIDIA Corp.	3.700%	4/1/60	1,440	1,669
	Oracle Corp.	4.300%	7/8/34	3,725	4,643
	Oracle Corp.	3.900%	5/15/35	3,361	4,063
	Oracle Corp.	3.850%	7/15/36	4,214	4,959
	Oracle Corp.	3.800%	11/15/37	5,304	6,105
	Oracle Corp.	6.500%	4/15/38	280	429
	Oracle Corp.	6.125%	7/8/39	2,593	3,814
	Oracle Corp.	3.600%	4/1/40	7,150	8,058
	Oracle Corp.	5.375%	7/15/40	4,833	6,615
	Oracle Corp.	4.500%	7/8/44	2,785	3,445
	Oracle Corp.	4.125%	5/15/45	5,454	6,466
	Oracle Corp.	4.000%	7/15/46	5,494	6,449
	Oracle Corp.	4.000%	11/15/47	5,499	6,452
	Oracle Corp.	3.600%	4/1/50	9,683	10,804
	Oracle Corp.	4.375%	5/15/55	2,160	2,685
	Oracle Corp.	3.850%	4/1/60	8,724	10,032
	PayPal Holdings Inc.	3.250%	6/1/50	1,900	2,147
	QUALCOMM Inc.	4.650%	5/20/35	3,938	5,316
	QUALCOMM Inc.	4.800%	5/20/45	4,103	5,627
	QUALCOMM Inc.	4.300%	5/20/47	1,011	1,282
	QUALCOMM Inc.	3.250%	5/20/50	704	791
[2]	Seagate HDD Cayman	4.125%	1/15/31	1,450	1,566
	Seagate HDD Cayman	5.750%	12/1/34	2,110	2,390
	ServiceNow Inc.	1.400%	9/1/30	3,500	3,432
	Texas Instruments Inc.	3.875%	3/15/39	3,395	4,247
	Texas Instruments Inc.	4.150%	5/15/48	3,265	4,274
	Tyco Electronics Group SA	7.125%	10/1/37	1,000	1,498
	Verisk Analytics Inc.	5.500%	6/15/45	778	1,085
	Verisk Analytics Inc.	3.625%	5/15/50	1,000	1,136
	Transportation (3.5%)
[1]	American Airlines 2019-1 Class AA Pass Through Trust	3.150%	8/15/33	965	893
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	608	895
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	1,530	2,283
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,821	2,648
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,804	2,465
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,393	1,964
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,366	1,844
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,138	1,449
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,034	3,893
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,699	3,492
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	890	1,252
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	752	1,034
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	430	566
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	2,702	3,413
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	2,000	2,706
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	1,713	2,121
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	2,020	2,555
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	802	1,010
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	1,136	1,458
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	800	947
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	2,780	3,058
	Canadian National Railway Co.	6.250%	8/1/34	1,053	1,602
	Canadian National Railway Co.	6.200%	6/1/36	369	560
	Canadian National Railway Co.	6.375%	11/15/37	1,131	1,727
	Canadian National Railway Co.	4.500%	11/7/43	200	255
	Canadian National Railway Co.	3.200%	8/2/46	1,961	2,241
	Canadian National Railway Co.	3.650%	2/3/48	2,127	2,556
	Canadian National Railway Co.	4.450%	1/20/49	1,298	1,775
	Canadian National Railway Co.	2.450%	5/1/50	1,345	1,352
	Canadian Pacific Railway Co.	7.125%	10/15/31	196	282
	Canadian Pacific Railway Co.	4.800%	9/15/35	1,242	1,626
	Canadian Pacific Railway Co.	5.950%	5/15/37	2,580	3,742
	Canadian Pacific Railway Co.	4.800%	8/1/45	2,039	2,781

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian Pacific Railway Co.	6.125%	9/15/15	1,585	2,393
	CSX Corp.	6.000%	10/1/36	468	647
	CSX Corp.	6.150%	5/1/37	1,128	1,597
	CSX Corp.	6.220%	4/30/40	652	960
	CSX Corp.	5.500%	4/15/41	561	765
	CSX Corp.	4.750%	5/30/42	2,205	2,828
	CSX Corp.	4.400%	3/1/43	1,342	1,644
	CSX Corp.	4.100%	3/15/44	1,154	1,401
	CSX Corp.	3.800%	11/1/46	2,971	3,469
	CSX Corp.	4.300%	3/1/48	2,163	2,719
	CSX Corp.	4.750%	11/15/48	1,631	2,190
	CSX Corp.	4.500%	3/15/49	600	784
	CSX Corp.	3.350%	9/15/49	865	955
	CSX Corp.	3.800%	4/15/50	1,050	1,263
	CSX Corp.	3.950%	5/1/50	2,300	2,843
	CSX Corp.	4.500%	8/1/54	1,436	1,864
	CSX Corp.	4.250%	11/1/66	1,171	1,448
	CSX Corp.	4.650%	3/1/68	946	1,254
	FedEx Corp.	4.900%	1/15/34	1,066	1,347
	FedEx Corp.	3.900%	2/1/35	845	961
	FedEx Corp.	3.875%	8/1/42	354	376
	FedEx Corp.	4.100%	4/15/43	1,668	1,869
	FedEx Corp.	5.100%	1/15/44	1,443	1,797
	FedEx Corp.	4.750%	11/15/45	1,730	2,099
	FedEx Corp.	4.550%	4/1/46	2,888	3,395
	FedEx Corp.	4.400%	1/15/47	3,171	3,609
	FedEx Corp.	4.050%	2/15/48	3,340	3,717
	FedEx Corp.	4.950%	10/17/48	1,755	2,184
	FedEx Corp.	5.250%	5/15/50	2,825	3,714
[1]	FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%	2/20/34	2,500	2,510
[1]	JetBlue 2019-1 Class AA Pass Through Trust	2.750%	5/15/32	125	120
[1]	JetBlue 2020-1 Class A Pass Through Trust	4.000%	11/15/32	2,350	2,403
	Kansas City Southern	4.300%	5/15/43	379	387
	Kansas City Southern	4.950%	8/15/45	723	774
	Kansas City Southern	4.700%	5/1/48	1,095	1,208
	Kansas City Southern	3.500%	5/1/50	583	598
	Kansas City Southern	4.200%	11/15/69	1,602	1,641
	Norfolk Southern Corp.	7.050%	5/1/37	172	257
	Norfolk Southern Corp.	4.837%	10/1/41	1,625	2,120
	Norfolk Southern Corp.	3.950%	10/1/42	872	1,039
	Norfolk Southern Corp.	4.450%	6/15/45	1,198	1,534
	Norfolk Southern Corp.	4.650%	1/15/46	1,245	1,618
	Norfolk Southern Corp.	3.942%	11/1/47	1,411	1,680
	Norfolk Southern Corp.	4.150%	2/28/48	1,165	1,445
	Norfolk Southern Corp.	4.100%	5/15/49	1,330	1,640
	Norfolk Southern Corp.	3.400%	11/1/49	1,822	2,047
	Norfolk Southern Corp.	3.050%	5/15/50	1,700	1,786
	Norfolk Southern Corp.	4.050%	8/15/52	1,918	2,312
[2]	Norfolk Southern Corp.	3.155%	5/15/55	1,326	1,371
	Union Pacific Corp.	3.375%	2/1/35	866	999
	Union Pacific Corp.	3.600%	9/15/37	870	992
	Union Pacific Corp.	4.375%	9/10/38	1,948	2,418
	Union Pacific Corp.	3.550%	8/15/39	783	909
	Union Pacific Corp.	4.150%	1/15/45	595	726
	Union Pacific Corp.	4.050%	11/15/45	1,052	1,272
	Union Pacific Corp.	4.050%	3/1/46	1,309	1,599
	Union Pacific Corp.	3.350%	8/15/46	461	511
	Union Pacific Corp.	4.000%	4/15/47	2,176	2,637
	Union Pacific Corp.	4.500%	9/10/48	3,200	4,247
	Union Pacific Corp.	4.300%	3/1/49	1,735	2,247
	Union Pacific Corp.	3.250%	2/5/50	1,580	1,732
	Union Pacific Corp.	3.799%	10/1/51	3,581	4,307
	Union Pacific Corp.	3.875%	2/1/55	788	950
	Union Pacific Corp.	4.800%	9/10/58	50	64

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Union Pacific Corp.	3.950%	8/15/59	1,500	1,781
	Union Pacific Corp.	3.839%	3/20/60	3,488	4,081
	Union Pacific Corp.	4.375%	11/15/65	1,521	1,914
	Union Pacific Corp.	4.100%	9/15/67	945	1,133
	Union Pacific Corp.	3.750%	2/5/70	1,400	1,579
[1]	United Airlines 2019-1 Class AA Pass Through Trust	4.150%	8/25/31	151	150
[1]	United Airlines 2019-2 Class AA Pass Through Trust	2.700%	11/1/33	1,400	1,281
	United Parcel Service Inc.	6.200%	1/15/38	208	317
	United Parcel Service Inc.	5.200%	4/1/40	1,380	1,914
	United Parcel Service Inc.	4.875%	11/15/40	2,100	2,784
	United Parcel Service Inc.	3.625%	10/1/42	915	1,059
	United Parcel Service Inc.	3.400%	11/15/46	2,614	2,940
	United Parcel Service Inc.	3.750%	11/15/47	700	828
	United Parcel Service Inc.	4.250%	3/15/49	2,272	2,912
	United Parcel Service Inc.	3.400%	9/1/49	3,196	3,608
	United Parcel Service Inc.	5.300%	4/1/50	3,707	5,446
					4,035,556
Utilities (12.1%)
	Electric (10.9%)
	AEP Texas Inc.	3.800%	10/1/47	504	580
	AEP Texas Inc.	3.450%	1/15/50	1,055	1,148
	AEP Transmission Co. LLC	4.000%	12/1/46	1,275	1,539
	AEP Transmission Co. LLC	3.750%	12/1/47	1,787	2,111
	AEP Transmission Co. LLC	4.250%	9/15/48	260	326
	AEP Transmission Co. LLC	3.800%	6/15/49	500	599
	AEP Transmission Co. LLC	3.150%	9/15/49	625	669
	AEP Transmission Co. LLC	3.650%	4/1/50	940	1,114
	Alabama Power Co.	6.125%	5/15/38	867	1,271
	Alabama Power Co.	6.000%	3/1/39	1,944	2,846
	Alabama Power Co.	3.850%	12/1/42	1,103	1,297
	Alabama Power Co.	4.150%	8/15/44	758	920
	Alabama Power Co.	3.750%	3/1/45	2,334	2,712
	Alabama Power Co.	4.300%	1/2/46	880	1,100
	Alabama Power Co.	3.700%	12/1/47	2,310	2,757
	Alabama Power Co.	4.300%	7/15/48	807	1,022
	Ameren Corp.	3.500%	1/15/31	1,810	2,073
	Ameren Illinois Co.	4.150%	3/15/46	176	219
	Ameren Illinois Co.	3.700%	12/1/47	1,660	1,949
	Ameren Illinois Co.	4.500%	3/15/49	1,410	1,875
	Ameren Illinois Co.	3.250%	3/15/50	2,050	2,349
	American Electric Power Co. Inc.	3.250%	3/1/50	1,535	1,611
	Appalachian Power Co.	7.000%	4/1/38	1,089	1,615
	Appalachian Power Co.	4.400%	5/15/44	1,578	1,910
	Appalachian Power Co.	4.450%	6/1/45	884	1,083
	Appalachian Power Co.	4.500%	3/1/49	1,272	1,566
	Appalachian Power Co.	3.700%	5/1/50	2,925	3,285
	Arizona Public Service Co.	5.050%	9/1/41	407	532
	Arizona Public Service Co.	4.500%	4/1/42	1,446	1,791
	Arizona Public Service Co.	4.350%	11/15/45	483	592
	Arizona Public Service Co.	3.750%	5/15/46	205	233
	Arizona Public Service Co.	4.200%	8/15/48	1,137	1,392
	Arizona Public Service Co.	4.250%	3/1/49	775	964
	Arizona Public Service Co.	3.500%	12/1/49	610	690
	Arizona Public Service Co.	3.350%	5/15/50	491	546
	Avista Corp.	4.350%	6/1/48	345	424
	Baltimore Gas & Electric Co.	6.350%	10/1/36	574	840
	Baltimore Gas & Electric Co.	3.500%	8/15/46	2,675	3,000
	Baltimore Gas & Electric Co.	3.750%	8/15/47	1,150	1,367
	Baltimore Gas & Electric Co.	4.250%	9/15/48	477	602
	Baltimore Gas & Electric Co.	3.200%	9/15/49	220	239
	Baltimore Gas & Electric Co.	2.900%	6/15/50	850	873
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	2,700	3,867
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,025	1,476

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	3,079	4,178
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	350	440
	Berkshire Hathaway Energy Co.	3.800%	7/15/48	1,885	2,201
	Berkshire Hathaway Energy Co.	4.450%	1/15/49	2,095	2,706
[2]	Berkshire Hathaway Energy Co.	4.250%	10/15/50	2,075	2,633
	Black Hills Corp.	4.350%	5/1/33	1,070	1,215
	Black Hills Corp.	4.200%	9/15/46	356	422
	Black Hills Corp.	3.875%	10/15/49	602	692
	CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	380	569
	CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,027	1,160
	CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	114	147
	CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	1,235	1,510
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	1,076	1,415
	CenterPoint Energy Houston Electric LLC	2.900%	7/1/50	1,135	1,206
	CenterPoint Energy Inc.	3.700%	9/1/49	1,255	1,413
	Cleco Corporate Holdings LLC	4.973%	5/1/46	800	886
	Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,003	1,266
	CMS Energy Corp.	4.875%	3/1/44	367	478
	Commonwealth Edison Co.	5.900%	3/15/36	2,057	2,954
	Commonwealth Edison Co.	6.450%	1/15/38	452	685
	Commonwealth Edison Co.	3.800%	10/1/42	909	1,076
	Commonwealth Edison Co.	4.600%	8/15/43	1,316	1,704
	Commonwealth Edison Co.	4.700%	1/15/44	1,701	2,259
	Commonwealth Edison Co.	3.700%	3/1/45	1,372	1,599
	Commonwealth Edison Co.	4.350%	11/15/45	1,238	1,587
	Commonwealth Edison Co.	3.650%	6/15/46	848	986
	Commonwealth Edison Co.	3.750%	8/15/47	2,571	3,066
	Commonwealth Edison Co.	4.000%	3/1/48	335	413
	Commonwealth Edison Co.	4.000%	3/1/49	865	1,075
	Commonwealth Edison Co.	3.200%	11/15/49	530	595
	Commonwealth Edison Co.	3.000%	3/1/50	1,490	1,611
	Connecticut Light & Power Co.	4.300%	4/15/44	238	301
	Connecticut Light & Power Co.	4.150%	6/1/45	752	938
	Connecticut Light & Power Co.	4.000%	4/1/48	3,510	4,401
	Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	829	1,119
	Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	1,348	1,831
	Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,105	1,559
	Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,460	2,115
	Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,169	1,795
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	530	732
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,563	2,205
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	1,486	1,801
	Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,312	1,524
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,396	2,935
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	989	1,233
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,358	1,582
	Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	2,131	2,436
	Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	1,300	1,700
	Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	295	354
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,000	1,197
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	890	1,143
	Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	2,100	2,575
	Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	1,075	1,247
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	2,067	2,645
	Consolidated Edison Co. of New York Inc.	3.700%	11/15/59	725	835
	Consumers Energy Co.	3.950%	5/15/43	200	242
	Consumers Energy Co.	3.250%	8/15/46	2,021	2,266
	Consumers Energy Co.	4.050%	5/15/48	803	1,007
	Consumers Energy Co.	4.350%	4/15/49	3,188	4,260
	Consumers Energy Co.	3.750%	2/15/50	250	306
	Consumers Energy Co.	3.100%	8/15/50	2,089	2,294
	Consumers Energy Co.	3.500%	8/1/51	700	834
	Consumers Energy Co.	2.500%	5/1/60	1,830	1,769
	Dayton Power & Light Co.	3.950%	6/15/49	930	992

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delmarva Power & Light Co.	4.150%	5/15/45	1,338	1,604
Dominion Energy Inc.	6.300%	3/15/33	763	1,087
Dominion Energy Inc.	5.250%	8/1/33	569	722
Dominion Energy Inc.	5.950%	6/15/35	784	1,055
Dominion Energy Inc.	7.000%	6/15/38	476	695
Dominion Energy Inc.	4.900%	8/1/41	2,448	3,138
Dominion Energy Inc.	4.050%	9/15/42	1,214	1,418
Dominion Energy Inc.	4.700%	12/1/44	881	1,137
Dominion Energy Inc.	4.600%	3/15/49	790	1,055
Dominion Energy South Carolina Inc.	6.625%	2/1/32	1,183	1,701
Dominion Energy South Carolina Inc.	5.300%	5/15/33	705	942
Dominion Energy South Carolina Inc.	6.050%	1/15/38	325	467
Dominion Energy South Carolina Inc.	5.450%	2/1/41	1,526	2,119
Dominion Energy South Carolina Inc.	4.600%	6/15/43	2,046	2,675
Dominion Energy South Carolina Inc.	5.100%	6/1/65	687	1,017
DTE Electric Co.	2.625%	3/1/31	2,924	3,230
DTE Electric Co.	4.000%	4/1/43	530	640
DTE Electric Co.	4.300%	7/1/44	1,332	1,687
DTE Electric Co.	3.700%	3/15/45	333	385
DTE Electric Co.	3.700%	6/1/46	750	875
DTE Electric Co.	3.750%	8/15/47	1,063	1,261
DTE Electric Co.	4.050%	5/15/48	335	414
DTE Electric Co.	3.950%	3/1/49	1,970	2,466
DTE Electric Co.	2.950%	3/1/50	265	281
DTE Energy Co.	6.375%	4/15/33	1,193	1,663
Duke Energy Carolinas LLC	6.450%	10/15/32	168	240
Duke Energy Carolinas LLC	6.100%	6/1/37	1,860	2,770
Duke Energy Carolinas LLC	6.000%	1/15/38	981	1,467
Duke Energy Carolinas LLC	6.050%	4/15/38	1,152	1,737
Duke Energy Carolinas LLC	5.300%	2/15/40	2,007	2,828
Duke Energy Carolinas LLC	4.250%	12/15/41	836	1,043
Duke Energy Carolinas LLC	4.000%	9/30/42	1,915	2,322
Duke Energy Carolinas LLC	3.750%	6/1/45	295	349
Duke Energy Carolinas LLC	3.875%	3/15/46	1,150	1,390
Duke Energy Carolinas LLC	3.700%	12/1/47	1,200	1,430
Duke Energy Carolinas LLC	3.950%	3/15/48	278	342
Duke Energy Carolinas LLC	3.200%	8/15/49	1,133	1,271
Duke Energy Corp.	4.800%	12/15/45	3,502	4,551
Duke Energy Corp.	3.750%	9/1/46	1,869	2,145
Duke Energy Corp.	3.950%	8/15/47	2,007	2,343
Duke Energy Corp.	4.200%	6/15/49	840	1,037
Duke Energy Florida LLC	6.350%	9/15/37	2,993	4,542
Duke Energy Florida LLC	6.400%	6/15/38	101	157
Duke Energy Florida LLC	5.650%	4/1/40	1,125	1,622
Duke Energy Florida LLC	3.850%	11/15/42	925	1,095
Duke Energy Florida LLC	3.400%	10/1/46	1,593	1,786
Duke Energy Florida LLC	4.200%	7/15/48	1,801	2,280
Duke Energy Indiana LLC	6.120%	10/15/35	1,188	1,582
Duke Energy Indiana LLC	6.350%	8/15/38	856	1,293
Duke Energy Indiana LLC	6.450%	4/1/39	370	569
Duke Energy Indiana LLC	4.900%	7/15/43	1,093	1,462
Duke Energy Indiana LLC	3.750%	5/15/46	1,325	1,550
Duke Energy Indiana LLC	3.250%	10/1/49	824	916
Duke Energy Indiana LLC	2.750%	4/1/50	1,025	1,051
Duke Energy Ohio Inc.	3.700%	6/15/46	675	789
Duke Energy Ohio Inc.	4.300%	2/1/49	1,248	1,600
Duke Energy Progress LLC	6.300%	4/1/38	888	1,337
Duke Energy Progress LLC	4.100%	5/15/42	2,414	2,950
Duke Energy Progress LLC	4.100%	3/15/43	1,486	1,840
Duke Energy Progress LLC	4.375%	3/30/44	1,021	1,300
Duke Energy Progress LLC	4.150%	12/1/44	1,110	1,394
Duke Energy Progress LLC	4.200%	8/15/45	1,895	2,361
Duke Energy Progress LLC	3.700%	10/15/46	1,509	1,795
Duke Energy Progress LLC	3.600%	9/15/47	1,315	1,515

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	El Paso Electric Co.	6.000%	5/15/35	749	993
	El Paso Electric Co.	5.000%	12/1/44	663	798
	Emera US Finance LP	4.750%	6/15/46	2,973	3,688
	Entergy Arkansas LLC	4.200%	4/1/49	1,315	1,656
	Entergy Corp.	3.750%	6/15/50	2,450	2,828
	Entergy Louisiana LLC	3.050%	6/1/31	1,080	1,229
	Entergy Louisiana LLC	4.000%	3/15/33	3,740	4,649
	Entergy Louisiana LLC	4.950%	1/15/45	8	9
	Entergy Louisiana LLC	4.200%	9/1/48	2,020	2,571
	Entergy Louisiana LLC	4.200%	4/1/50	1,544	2,008
	Entergy Louisiana LLC	2.900%	3/15/51	380	401
	Entergy Mississippi LLC	3.850%	6/1/49	350	423
	Entergy Texas Inc.	4.500%	3/30/39	200	247
	Entergy Texas Inc.	3.550%	9/30/49	395	445
	Evergy Kansas Central Inc.	3.450%	4/15/50	1,638	1,882
	Eversource Energy	3.450%	1/15/50	730	815
	Exelon Corp.	4.950%	6/15/35	965	1,201
	Exelon Corp.	5.625%	6/15/35	2,103	2,778
	Exelon Corp.	5.100%	6/15/45	1,239	1,588
	Exelon Corp.	4.450%	4/15/46	1,885	2,310
	Exelon Corp.	4.700%	4/15/50	1,340	1,724
	Exelon Generation Co. LLC	6.250%	10/1/39	752	911
	Exelon Generation Co. LLC	5.750%	10/1/41	1,617	1,895
	Exelon Generation Co. LLC	5.600%	6/15/42	2,390	2,769
	FirstEnergy Corp.	2.250%	9/1/30	1,000	994
	FirstEnergy Corp.	7.375%	11/15/31	3,865	5,432
	FirstEnergy Corp.	4.850%	7/15/47	2,000	2,449
	FirstEnergy Corp.	3.400%	3/1/50	1,295	1,301
	Florida Power & Light Co.	5.625%	4/1/34	210	306
	Florida Power & Light Co.	4.950%	6/1/35	1,871	2,627
	Florida Power & Light Co.	5.650%	2/1/37	1,138	1,639
	Florida Power & Light Co.	5.950%	2/1/38	870	1,292
	Florida Power & Light Co.	5.960%	4/1/39	295	443
	Florida Power & Light Co.	5.690%	3/1/40	606	901
	Florida Power & Light Co.	5.250%	2/1/41	1,024	1,451
	Florida Power & Light Co.	4.125%	2/1/42	275	344
	Florida Power & Light Co.	4.050%	6/1/42	1,145	1,422
	Florida Power & Light Co.	3.800%	12/15/42	1,577	1,891
	Florida Power & Light Co.	4.050%	10/1/44	1,392	1,733
	Florida Power & Light Co.	3.700%	12/1/47	1,460	1,768
	Florida Power & Light Co.	3.950%	3/1/48	1,146	1,441
	Florida Power & Light Co.	4.125%	6/1/48	1,220	1,576
	Florida Power & Light Co.	3.990%	3/1/49	2,920	3,773
	Florida Power & Light Co.	3.150%	10/1/49	2,791	3,136
	Georgia Power Co.	4.750%	9/1/40	1,522	1,837
	Georgia Power Co.	4.300%	3/15/42	3,017	3,520
	Georgia Power Co.	4.300%	3/15/43	578	677
	Georgia Power Co.	3.700%	1/30/50	519	578
	Iberdrola International BV	6.750%	7/15/36	1,196	1,692
	Indiana Michigan Power Co.	6.050%	3/15/37	1,429	2,002
	Indiana Michigan Power Co.	4.550%	3/15/46	1,733	2,215
	Indiana Michigan Power Co.	3.750%	7/1/47	600	694
	Indiana Michigan Power Co.	4.250%	8/15/48	819	1,012
	Interstate Power & Light Co.	6.250%	7/15/39	240	346
	Interstate Power & Light Co.	3.700%	9/15/46	280	325
	Interstate Power & Light Co.	3.500%	9/30/49	625	712
	ITC Holdings Corp.	5.300%	7/1/43	706	926
[1]	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	812	1,038
	Kansas City Power & Light Co.	5.300%	10/1/41	410	551
	Kansas City Power & Light Co.	4.200%	6/15/47	670	851
	Kansas City Power & Light Co.	4.200%	3/15/48	470	599
	Kansas City Power & Light Co.	4.125%	4/1/49	966	1,209
	Kentucky Utilities Co.	5.125%	11/1/40	252	339
	Kentucky Utilities Co.	4.375%	10/1/45	460	570

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kentucky Utilities Co.	3.300%	6/1/50	940	1,037
Louisville Gas & Electric Co.	4.250%	4/1/49	2,405	2,993
MidAmerican Energy Co.	6.750%	12/30/31	425	642
MidAmerican Energy Co.	5.750%	11/1/35	1,748	2,572
MidAmerican Energy Co.	5.800%	10/15/36	835	1,176
MidAmerican Energy Co.	4.800%	9/15/43	754	1,002
MidAmerican Energy Co.	4.400%	10/15/44	364	465
MidAmerican Energy Co.	4.250%	5/1/46	1,480	1,872
MidAmerican Energy Co.	3.950%	8/1/47	525	644
MidAmerican Energy Co.	3.650%	8/1/48	1,570	1,856
MidAmerican Energy Co.	4.250%	7/15/49	1,226	1,617
MidAmerican Energy Co.	3.150%	4/15/50	1,350	1,480
Mississippi Power Co.	4.250%	3/15/42	1,031	1,223
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	442	693
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	685	821
National Rural Utilities Cooperative Finance Corp.	4.400%	11/1/48	1,379	1,796
National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	2,005	2,601
Nevada Power Co.	6.650%	4/1/36	593	873
Nevada Power Co.	6.750%	7/1/37	1,935	2,926
Nevada Power Co.	3.125%	8/1/50	2,292	2,488
Northern States Power Co.	6.250%	6/1/36	405	597
Northern States Power Co.	6.200%	7/1/37	915	1,403
Northern States Power Co.	5.350%	11/1/39	632	923
Northern States Power Co.	3.400%	8/15/42	1,125	1,275
Northern States Power Co.	4.125%	5/15/44	1,153	1,437
Northern States Power Co.	4.000%	8/15/45	1,045	1,288
Northern States Power Co.	3.600%	5/15/46	1,654	1,946
Northern States Power Co.	3.600%	9/15/47	1,757	2,078
Northern States Power Co.	2.900%	3/1/50	2,086	2,234
NorthWestern Corp.	4.176%	11/15/44	1,219	1,447
NSTAR Electric Co.	5.500%	3/15/40	933	1,316
NSTAR Electric Co.	4.400%	3/1/44	365	464
Oglethorpe Power Corp.	5.950%	11/1/39	790	998
Oglethorpe Power Corp.	5.375%	11/1/40	1,580	1,880
Oglethorpe Power Corp.	5.050%	10/1/48	585	697
Oglethorpe Power Corp.	5.250%	9/1/50	378	444
Ohio Power Co.	4.150%	4/1/48	375	462
Ohio Power Co.	4.000%	6/1/49	1,753	2,124
Oklahoma Gas & Electric Co.	4.150%	4/1/47	405	469
Oklahoma Gas & Electric Co.	3.850%	8/15/47	456	509
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	389	575
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	293	442
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	970	1,601
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	945	1,285
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	425	545
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,254	1,768
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,402	1,662
Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,220	1,461
Oncor Electric Delivery Co. LLC	4.100%	11/15/48	1,625	2,068
Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,333	1,638
Oncor Electric Delivery Co. LLC	3.100%	9/15/49	1,050	1,143
Oncor Electric Delivery Co. LLC	3.700%	5/15/50	175	212
Pacific Gas & Electric Co.	3.950%	12/1/47	3,550	3,345
Pacific Gas & Electric Co.	2.500%	2/1/31	5,100	4,905
Pacific Gas & Electric Co.	4.500%	7/1/40	6,870	7,262
Pacific Gas & Electric Co.	3.300%	8/1/40	340	320
Pacific Gas & Electric Co.	4.750%	2/15/44	1,450	1,525
Pacific Gas & Electric Co.	4.300%	3/15/45	3,100	3,057
Pacific Gas & Electric Co.	4.950%	7/1/50	6,580	7,230
Pacific Gas & Electric Co.	3.500%	8/1/50	4,880	4,554
PacifiCorp	2.700%	9/15/30	1,400	1,551
PacifiCorp	7.700%	11/15/31	244	380
PacifiCorp	5.250%	6/15/35	936	1,314
PacifiCorp	6.100%	8/1/36	1,415	2,006

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PacifiCorp	5.750%	4/1/37	1,566	2,166
PacifiCorp	6.250%	10/15/37	1,240	1,803
PacifiCorp	6.350%	7/15/38	575	853
PacifiCorp	6.000%	1/15/39	1,412	2,038
PacifiCorp	4.100%	2/1/42	765	910
PacifiCorp	4.125%	1/15/49	1,842	2,262
PacifiCorp	4.150%	2/15/50	1,633	2,057
PacifiCorp	3.300%	3/15/51	1,300	1,466
PECO Energy Co.	5.950%	10/1/36	533	746
PECO Energy Co.	4.150%	10/1/44	802	996
PECO Energy Co.	3.900%	3/1/48	1,901	2,335
PECO Energy Co.	3.000%	9/15/49	499	538
PECO Energy Co.	2.800%	6/15/50	350	367
Potomac Electric Power Co.	6.500%	11/15/37	248	374
Potomac Electric Power Co.	4.150%	3/15/43	1,800	2,165
PPL Capital Funding Inc.	4.700%	6/1/43	1,016	1,242
PPL Capital Funding Inc.	5.000%	3/15/44	555	708
PPL Capital Funding Inc.	4.000%	9/15/47	1,000	1,146
PPL Electric Utilities Corp.	6.250%	5/15/39	250	368
PPL Electric Utilities Corp.	4.750%	7/15/43	1,000	1,345
PPL Electric Utilities Corp.	4.125%	6/15/44	1,110	1,353
PPL Electric Utilities Corp.	4.150%	10/1/45	1,390	1,716
PPL Electric Utilities Corp.	3.950%	6/1/47	2,265	2,794
PPL Electric Utilities Corp.	4.150%	6/15/48	595	755
PPL Electric Utilities Corp.	3.000%	10/1/49	515	565
Progress Energy Inc.	7.750%	3/1/31	1,135	1,671
Progress Energy Inc.	6.000%	12/1/39	1,832	2,579
PSEG Power LLC	8.625%	4/15/31	898	1,261
Public Service Co. of Colorado	1.900%	1/15/31	1,370	1,433
Public Service Co. of Colorado	6.250%	9/1/37	580	874
Public Service Co. of Colorado	6.500%	8/1/38	626	973
Public Service Co. of Colorado	3.600%	9/15/42	1,411	1,631
Public Service Co. of Colorado	4.300%	3/15/44	1,548	2,001
Public Service Co. of Colorado	3.800%	6/15/47	597	724
Public Service Co. of Colorado	4.100%	6/15/48	1,228	1,575
Public Service Co. of Colorado	4.050%	9/15/49	620	789
Public Service Co. of Colorado	3.200%	3/1/50	1,310	1,484
Public Service Co. of New Hampshire	3.600%	7/1/49	460	547
Public Service Electric & Gas Co.	5.800%	5/1/37	985	1,411
Public Service Electric & Gas Co.	5.500%	3/1/40	625	899
Public Service Electric & Gas Co.	3.950%	5/1/42	515	623
Public Service Electric & Gas Co.	3.650%	9/1/42	1,196	1,404
Public Service Electric & Gas Co.	3.800%	1/1/43	1,170	1,399
Public Service Electric & Gas Co.	3.800%	3/1/46	841	1,022
Public Service Electric & Gas Co.	3.600%	12/1/47	660	798
Public Service Electric & Gas Co.	4.050%	5/1/48	649	833
Public Service Electric & Gas Co.	3.850%	5/1/49	850	1,062
Public Service Electric & Gas Co.	3.200%	8/1/49	1,073	1,200
Public Service Electric & Gas Co.	3.150%	1/1/50	315	358
Public Service Electric & Gas Co.	2.700%	5/1/50	1,045	1,083
Public Service Electric & Gas Co.	2.050%	8/1/50	500	456
Puget Sound Energy Inc.	6.274%	3/15/37	441	642
Puget Sound Energy Inc.	5.757%	10/1/39	1,025	1,466
Puget Sound Energy Inc.	5.795%	3/15/40	613	881
Puget Sound Energy Inc.	5.638%	4/15/41	373	532
Puget Sound Energy Inc.	4.300%	5/20/45	1,116	1,387
Puget Sound Energy Inc.	4.223%	6/15/48	1,809	2,265
Puget Sound Energy Inc.	3.250%	9/15/49	1,104	1,232
San Diego Gas & Electric Co.	6.000%	6/1/39	694	1,008
San Diego Gas & Electric Co.	4.500%	8/15/40	286	358
San Diego Gas & Electric Co.	3.750%	6/1/47	815	946
San Diego Gas & Electric Co.	4.150%	5/15/48	755	923
San Diego Gas & Electric Co.	4.100%	6/15/49	1,000	1,220
San Diego Gas & Electric Co.	3.320%	4/15/50	1,275	1,412

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	6.000%	1/15/34	593	802
Southern California Edison Co.	5.750%	4/1/35	577	777
Southern California Edison Co.	5.350%	7/15/35	2,286	2,983
Southern California Edison Co.	5.625%	2/1/36	1,005	1,229
Southern California Edison Co.	5.550%	1/15/37	195	239
Southern California Edison Co.	5.950%	2/1/38	1,188	1,535
Southern California Edison Co.	6.050%	3/15/39	50	66
Southern California Edison Co.	5.500%	3/15/40	1,639	2,083
Southern California Edison Co.	4.500%	9/1/40	1,091	1,246
Southern California Edison Co.	4.050%	3/15/42	1,100	1,179
Southern California Edison Co.	3.900%	3/15/43	1,545	1,630
Southern California Edison Co.	4.650%	10/1/43	531	615
Southern California Edison Co.	3.600%	2/1/45	1,139	1,164
Southern California Edison Co.	4.000%	4/1/47	3,260	3,513
Southern California Edison Co.	4.125%	3/1/48	3,776	4,121
Southern California Edison Co.	4.875%	3/1/49	2,159	2,601
Southern California Edison Co.	3.650%	2/1/50	3,064	3,208
Southern Co.	4.250%	7/1/36	414	471
Southern Co.	4.400%	7/1/46	4,140	4,867
Southern Power Co.	5.150%	9/15/41	1,058	1,212
Southern Power Co.	5.250%	7/15/43	560	654
Southern Power Co.	4.950%	12/15/46	1,090	1,266
Southwestern Electric Power Co.	6.200%	3/15/40	412	567
Southwestern Electric Power Co.	3.900%	4/1/45	499	549
Southwestern Electric Power Co.	3.850%	2/1/48	282	307
Southwestern Public Service Co.	4.500%	8/15/41	386	473
Southwestern Public Service Co.	3.400%	8/15/46	1,150	1,260
Southwestern Public Service Co.	3.700%	8/15/47	1,538	1,772
Southwestern Public Service Co.	4.400%	11/15/48	190	247
Southwestern Public Service Co.	3.750%	6/15/49	663	785
Southwestern Public Service Co.	3.150%	5/1/50	1,556	1,687
Tampa Electric Co.	4.100%	6/15/42	220	258
Tampa Electric Co.	4.350%	5/15/44	815	1,000
Tampa Electric Co.	4.300%	6/15/48	410	510
Tampa Electric Co.	4.450%	6/15/49	1,000	1,278
Tampa Electric Co.	3.625%	6/15/50	1,050	1,231
Toledo Edison Co.	6.150%	5/15/37	313	448
Tucson Electric Power Co.	4.850%	12/1/48	615	817
Tucson Electric Power Co.	4.000%	6/15/50	500	601
Union Electric Co.	5.300%	8/1/37	298	399
Union Electric Co.	8.450%	3/15/39	377	640
Union Electric Co.	3.900%	9/15/42	1,631	1,938
Union Electric Co.	3.650%	4/15/45	320	376
Union Electric Co.	4.000%	4/1/48	1,005	1,233
Union Electric Co.	3.250%	10/1/49	1,300	1,462
Virginia Electric & Power Co.	6.000%	1/15/36	782	1,105
Virginia Electric & Power Co.	6.000%	5/15/37	309	446
Virginia Electric & Power Co.	6.350%	11/30/37	1,563	2,322
Virginia Electric & Power Co.	8.875%	11/15/38	8	15
Virginia Electric & Power Co.	4.000%	1/15/43	2,228	2,695
Virginia Electric & Power Co.	4.650%	8/15/43	637	840
Virginia Electric & Power Co.	4.450%	2/15/44	1,934	2,490
Virginia Electric & Power Co.	4.200%	5/15/45	1,100	1,381
Virginia Electric & Power Co.	4.000%	11/15/46	2,816	3,459
Virginia Electric & Power Co.	3.800%	9/15/47	1,763	2,111
Virginia Electric & Power Co.	4.600%	12/1/48	1,480	2,025
Virginia Electric & Power Co.	3.300%	12/1/49	1,456	1,691
Westar Energy Inc.	4.125%	3/1/42	998	1,191
Westar Energy Inc.	4.100%	4/1/43	1,934	2,315
Westar Energy Inc.	4.250%	12/1/45	1,324	1,652
Wisconsin Electric Power Co.	5.625%	5/15/33	1,010	1,383
Wisconsin Electric Power Co.	5.700%	12/1/36	300	422
Wisconsin Electric Power Co.	4.300%	10/15/48	1,180	1,481
Wisconsin Power & Light Co.	6.375%	8/15/37	689	1,000

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wisconsin Power & Light Co.	3.650%	4/1/50	1,650	1,944
Wisconsin Public Service Corp.	3.671%	12/1/42	663	766
Wisconsin Public Service Corp.	4.752%	11/1/44	773	995
Wisconsin Public Service Corp.	3.300%	9/1/49	280	311
Xcel Energy Inc.	6.500%	7/1/36	285	418
Xcel Energy Inc.	3.500%	12/1/49	685	775
Natural Gas (0.9%)
Atmos Energy Corp.	5.500%	6/15/41	620	864
Atmos Energy Corp.	4.150%	1/15/43	1,537	1,864
Atmos Energy Corp.	4.125%	10/15/44	780	951
Atmos Energy Corp.	4.300%	10/1/48	375	482
Atmos Energy Corp.	4.125%	3/15/49	1,182	1,490
Atmos Energy Corp.	3.375%	9/15/49	2,996	3,402
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,611	2,178
CenterPoint Energy Resources Corp.	4.100%	9/1/47	719	821
KeySpan Corp.	5.803%	4/1/35	679	879
NiSource Finance Corp.	5.950%	6/15/41	953	1,316
NiSource Finance Corp.	5.250%	2/15/43	648	842
NiSource Finance Corp.	4.800%	2/15/44	1,189	1,498
NiSource Finance Corp.	5.650%	2/1/45	625	863
NiSource Finance Corp.	4.375%	5/15/47	3,745	4,615
NiSource Finance Corp.	3.950%	3/30/48	1,175	1,381
NiSource Inc.	1.700%	2/15/31	500	493
ONE Gas Inc.	4.658%	2/1/44	1,836	2,351
ONE Gas Inc.	4.500%	11/1/48	345	435
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	255	328
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	786	877
Piedmont Natural Gas Co. Inc.	3.350%	6/1/50	1,575	1,734
Sempra Energy	3.800%	2/1/38	2,541	2,906
Sempra Energy	6.000%	10/15/39	2,892	4,054
Sempra Energy	4.000%	2/1/48	2,285	2,600
Southern California Gas Co.	5.125%	11/15/40	270	357
Southern California Gas Co.	3.750%	9/15/42	758	886
Southern California Gas Co.	4.125%	6/1/48	583	731
Southern California Gas Co.	4.300%	1/15/49	1,090	1,425
Southern California Gas Co.	3.950%	2/15/50	955	1,176
Southern Co. Gas Capital Corp.	1.750%	1/15/31	1,000	990
Southern Co. Gas Capital Corp.	5.875%	3/15/41	395	538
Southern Co. Gas Capital Corp.	4.400%	6/1/43	2,128	2,498
Southern Co. Gas Capital Corp.	3.950%	10/1/46	1,162	1,294
Southern Co. Gas Capital Corp.	4.400%	5/30/47	548	654
Southwest Gas Corp.	3.800%	9/29/46	580	649
Southwest Gas Corp.	4.150%	6/1/49	735	860
Washington Gas Light Co.	3.796%	9/15/46	1,238	1,414
Other Utility (0.3%)
American Water Capital Corp.	6.593%	10/15/37	288	430
American Water Capital Corp.	4.300%	12/1/42	1,115	1,368
American Water Capital Corp.	4.300%	9/1/45	1,245	1,538
American Water Capital Corp.	4.000%	12/1/46	1,085	1,303
American Water Capital Corp.	3.750%	9/1/47	1,528	1,787
American Water Capital Corp.	4.200%	9/1/48	1,940	2,400
American Water Capital Corp.	4.150%	6/1/49	1,035	1,273
American Water Capital Corp.	3.450%	5/1/50	2,020	2,298
Essential Utilities Inc.	4.276%	5/1/49	1,100	1,369
Essential Utilities Inc.	3.351%	4/15/50	1,400	1,512
Veolia Environnement SA	6.750%	6/1/38	222	315
				699,377
Total Corporate Bonds (Cost $5,327,657)				5,696,378
Taxable Municipal Bonds (0.1%)
George Washington University	4.300%	9/15/44	655	816

Vanguard® Long-Term Corporate Bond Index Fund

Schedule of Investments

August 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	George Washington University	4.868%	9/15/45	285	383
	George Washington University	4.126%	9/15/48	2,011	2,595
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	465	515
	Princeton University	5.700%	3/1/39	1,070	1,642
[1]	Princeton University	2.516%	7/1/50	1,575	1,646
	University of Southern California	5.250%	10/1/11	538	858
Total Taxable Municipal Bonds (Cost $8,058)					8,455

		Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
[4] Vanguard Market Liquidity Fund (Cost $30,775)	0.147%	307,753	30,775
Total Investments (99.3%) (Cost $5,394,665)			5,763,770
Other Assets and Liabilities—Net (0.7%)			37,815
Net Assets (100%)			5,801,585
Cost is in $000.

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, the aggregate value of these securities was $119,371,000, representing 2.1% of net assets.
3	Securities with a value of $2,268,000 have been segregated as initial margin for open futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16420 102020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—investments summary, of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 20120 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments—investments summary, of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (three of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the "Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Russell 3000 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Russell 3000 Index Fund (one of the funds constituting Vanguard Scottsdale Funds, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and Shareholders of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, Vanguard Long-Term Treasury Index Fund and Vanguard Mortgage-Backed Securities Index Fund, and the statements of assets and liabilities, including the schedules of investments—investments summary, of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (seven of the funds constituting Vanguard Scottsdale Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (included in Item 6 of this Form N-CSR) as of August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

October 19, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

2

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 20, 2020

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: October 20, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney   filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.